As Filed with the Securities and Exchange Commission on April 26, 2006
REGISTRATION NO. 333-74844
811-05846

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 14

AND

AMENDMENT NO. 72

TO

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Name of Depositor)

ONE SUN LIFE EXECUTIVE PARK

WELLESLEY HILLS, MASSACHUSETTS 02481

(Address of Depositor's Principal Executive Offices)

DEPOSITOR'S TELEPHONE NUMBER: (781) 237-6030

SANDRA M. DADALT, ASSISTANT VICE PRESIDENT AND SENIOR COUNSEL

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

ONE SUN LIFE EXECUTIVE PARK

112 WORCESTER STREET, SC 4290

WELLESLEY HILLS, MASSACHUSETTS 02481

(Name and Address of Agent for Service)

COPIES OF COMMUNICATIONS TO:

THOMAS C. LAUERMAN, ESQ.

JORDEN BURT LLP

1025 THOMAS JEFFERSON STREET, N.W.

SUITE 400 EAST

WASHINGTON, D.C. 20007-0805

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It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/X/ on May 1, 2006 pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ / on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

No Filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

This Amendment No. 14 to the Registration Statement on Form N-4 (the "Registration Statement") (File Nos. 333-74844, 811-05846) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to supplement the Registration Statement with separate prospectuses, a statement of additional information ("SAI"), and related exhibits. This Amendment relates only to the prospectuses, SAI and exhibits included in this Amendment and does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, or other information contained in Post-Effective Amendment No. 13 to the Registration Statement.

PART A

PROSPECTUS

MAY 1, 2006

COLUMBIA ALL-STAR

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds").
Large-Cap Value Equity Funds	Mid-Cap Value Equity Funds
AllianceBernstein VPS Growth & Income Portfolio,	Lord Abbett Series Fund Mid-Cap Value Portfolio
Class B	Mid-Cap Blend Equity Funds
Fidelity VIP Equity Income Portfolio, Service Class 2[1]	Columbia Mid Cap Value Fund, Variable Series,
Franklin Templeton VIP Trust Franklin Growth and	Class B7
Income Securities Fund, Class 2	Wanger International Select
Columbia Large Cap Value Fund, Variable Series,	Mid-Cap Growth Equity Funds
Class B4	Wanger Select
Lord Abbett Series Fund Growth and Income Portfolio	Small-Cap Blend Equity Funds
Large-Cap Blend Equity Funds	Wanger International Small Cap
AIM V.I. Core Equity Fund Series II [1,3]	Small-Cap Growth Equity Funds
AllianceBernstein VPS International Growth	MFS VIT New Discovery Series, S Class
Portfolio, Class B2	Wanger U.S. Smaller Companies
Franklin Templeton VIP Trust Mutual Shares	Specialty Funds
Securities Fund, Class 2	AllianceBernstein VPS Global Technology Portfolio,
Franklin Templeton VIP Trust Templeton Foreign	Class B
Securities Fund, Class 2	Rydex VT Financial Services Fund, Investor Class[1]
Columbia Asset Allocation Fund, Variable Series,	Rydex VT Health Care Fund, Investor Class[1]
Class B5	High-Quality Intermediate-Term Bond Funds
Columbia S&P 500 Index Fund, Variable Series,	Columbia Federal Securities Fund, Variable Series,
Class B6	Class A1, 9
MFS VIT Investors Trust Series, S Class	Columbia Federal Securities Fund, Variable Series,
Large-Cap Growth Equity Funds	Class B10
AIM V.I. Capital Appreciation Fund Series II [1]	PIMCO Total Return Portfolio, Administrative Class
AIM V.I. International Growth Fund Series II [1]	High-Quality Long-Term Bond Funds
AllianceBernstein VPS Large Cap Growth Portfolio,	PIMCO Real Return Portfolio, Administrative Class
Class B	Mid/High-Quality Intermediate-Term Bond Funds
Fidelity VIP Dynamic Capital Appreciation Portfolio,	Columbia Strategic Income Fund, Variable Series,
Service Class 2[1]	Class B11
Fidelity VIP Growth Opportunities Portfolio, Service	Low-Quality Short-Term Bond Funds
Class 2[1]	Columbia High Yield Fund, Variable Series, Class B
MFS VIT Emerging Growth Series, S Class	Money Market Fund
MFS VIT Investors Growth Stock Series, S Class	Columbia Money Market Fund, Variable Series,
Rydex VT OTC Fund, Investor Class[1]	Class A8
Columbia Large Cap Growth Fund, Variable Series,
Class B

_________
[1]	Not available to Contracts issued on or after May 1, 2003.
[2]	Formerly known as AllianceBernstein VP Worldwide Privatization Portfolio, Class B.
[3]	Formerly known as AIM V.I. Premier Equity Fund Series II.
[4]	Formerly known as Liberty Growth & Income Fund, Variable Series, Class B.
[5]	Formerly known as Liberty Asset Allocation Fund, Variable Series, Class B.
[6]	Formerly known as Liberty S&P 500 Index Fund, Variable Series, Class B.
[7]	Formerly known as Liberty Select Value Fund, Variable Series, Class B.
[8]	Formerly known as Liberty Money Market Fund, Variable Series, Class A.
[9]	Formerly known as Liberty Federal Securities Fund, Variable Series, Class A.
[10]	Formerly known as Liberty Federal Securities Fund, Variable Series, Class B.
[11]	Formerly known as Colonial Strategic Income Fund, Variable Series, Class B.

A I M Advisors, Inc., advises the AIM Variable Insurance Funds. AllianceBernstein L.P., advises the AllianceBernstein VPS Portfolios. Columbia Management Advisors, LLC, advises the Columbia Funds (with Nordea Investment Management North America, Inc. serving as the sub-advisor for Columbia Asset Allocation Fund, Variable Series). Columbia Wanger Asset Management, LLP, advises the Wanger Funds. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios. Franklin® Advisers, Inc., advises Franklin Growth and Income Fund. Franklin® Mutual Advisers, LLC, advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS Variable Insurance Trust Series. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Rydex Investments advises the Rydex VT Funds. Templeton® Investment Counsel, LLC, advises Templeton Foreign Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 50 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

SPECIAL TERMS *

PRODUCT HIGHLIGHTS *

FEES AND EXPENSES *

EXAMPLE *

CONDENSED FINANCIAL INFORMATION *

THE ANNUITY CONTRACT *

COMMUNICATING TO US ABOUT YOUR CONTRACT *

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) *

THE VARIABLE ACCOUNT *

VARIABLE ACCOUNT OPTIONS: THE FUNDS *

THE FIXED ACCOUNT *

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS *

THE ACCUMULATION PHASE *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates *

Other Programs *

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals not Subject to Withdrawal Charge *

Market Value Adjustment *

CONTRACT CHARGES *

Account Fee *

Administrative Expense Charge and Distribution Fee *

Mortality and Expense Risk Charge *

Charges for Optional Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification in the Case of Group Contracts *

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS 2 *

Tax Issues *

Guaranteed Minimum Accumulation Benefit ("AB") Plan *

Guaranteed Minimum Withdrawal Benefit ("WB") Plan *

Availability *

Cost of the Optional Living Benefit Rider *

Withdrawals Under the Optional Living Benefit Rider *

Cancellation of the Optional Living Benefit Rider *

Revocation of the Optional Living Benefit Rider *

Step-Up *

Subsequent Purchase Payments After a Step-Up *

Renewal of the Optional Living Benefit Rider *

Refund of Rider Charges Under the AB Plan *

Your Death Under the AB Plan *

Your Death Under the WB Plan *

DEATH BENEFIT *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

THE INCOME PHASE - ANNUITY PROVISIONS *

Selection of Annuitant(s) *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

OTHER CONTRACT PROVISIONS *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

TAX CONSIDERATIONS *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

ADMINISTRATION OF THE CONTRACT *

DISTRIBUTION OF THE CONTRACT *

PERFORMANCE INFORMATION *

AVAILABLE INFORMATION *

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE *

STATE REGULATION *

LEGAL PROCEEDINGS *

FINANCIAL STATEMENTS *

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - GLOSSARY *

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT *

APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT *

APPENDIX D - CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX E - CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT *

APPENDIX F - CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT *

APPENDIX G - CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT *

APPENDIX H - CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX I - SECURED RETURNS 2 BENEFIT EXAMPLES *

APPENDIX J - SECURED RETURNS BENEFIT *

APPENDIX K - CONDENSED FINANCIAL INFORMATION *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Columbia All-Star Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

We deduct a mortality and expense risk charge of 1.30% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of afe on the Open Date, or 1.50% if you were age 76 or older on the Open Date. We also deduct an administrative charge of 0.15% of the average daily value and a distribution fee of 0.20% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for four years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect the optional living benefit rider, we will assess a quarterly charge currently equal to 0.125% of your Account Value. In the state of Washington, the charge is assessed on Variable Account Value only.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider: Secured Returns 2

The Secured Returns 2 Benefit ("Secured Returns 2") guarantees a return of your initial Purchase Payment plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed is known as the "GLB amount." You may choose to receive your Secured Returns 2 Benefit under one of two plans. Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary, or some later date if you choose to "step-up" your GLB amount, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. (A step-up of the GLB amount to your current Account Value may be made any time after your fifth Account Anniversary.) Under this Plan, if your Account Value is greater than or equal to your GLB amount on the date the Plan matures, we will refund the charges you paid for the Benefit. Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, you may withdraw up to a set dollar amount from your Account Value each year until your remaining GLB amount equals zero. The Secured Returns 2 Benefit is available only if you are age 84 or younger on the Open Date. If you annuitize, Secured Returns 2 terminates. This Benefit may not be available in your state.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state. If you are 85 or younger on the Open Date, the basic death benefit pays the greatest of your Account Value, your Surrender Value, or your total Purchase Payments (adjusted for withdrawals), all calculated as of your Death Benefit Date. If you were 86 or older on the Open Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments made. All other amounts are subject to the withdrawal charge. After the end of the fourth Account Year, any amount you withdraw is free of withdrawal charges. In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:
Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments): [1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4 or more	0%

Maximum Fee Per Transfer (currently $0):		$15[2]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%[3]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50[4]

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets) 5
Mortality and Expense Risks Charge:	1.50%[6]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.85%
[1]

During the first four Account Years, a portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after your fourth Account Anniversary, any amount withdrawn is free of the withdrawal charge. (See "Withdrawal Charges.")

[2]

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

[3]

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[4]

The Annual Account Fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[5]

All of the Variable Account Annual Expenses, except for the charges for the Secured Returns 2 Benefit Rider, are assessed as a percentage of average daily net Variable Account assets. The charge for the Secured Returns 2 Benefit Rider is assessed on a quarterly basis from your total Account Value. In the state of Washington the charge is assessed on Variable Account Value only.

[6]

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.30% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and the distribution fee will never be greater than 1.65% of average daily net Variable Account assets, regardless of your age on the Issue Date. (See "Mortality and Expense Risks Charge.")

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider (as a percentage of average daily net assets):	0.40%[7]+

Maximum Charge for Secured Returns Optional Benefit Rider (as a percentage of average daily net assets):	0.40%[8]

Maximum Charge for Optional Living Benefit Rider (Secured Returns 2) (assessed at a quarterly rate of 0.125% of Account Value):	0.50%[9]

Total Variable Account Annual Expenses with Maximum Charges for Optional Death Benefit and Living Benefit Riders:	2.75%[9]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[10]	0.60%	1.66%
[7]

The optional death benefit riders are defined under "Death Benefit." These riders are available only if you are younger than age 80 on the Open Date. The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%
[8]

Available on Contracts issued prior to September 7, 2004. We will continue to deduct this annual charge until you annuitize your Contract or your Secured Returns Benefit Rider expires or is revoked. If your optional living benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary, except in the state of Oregon. (See "Appendix J Secured Returns Benefit" for more information)

[9]

If you elect the Optional Living Benefit Rider, you may choose any one of the optional death benefit riders, except EEB Premier Plus. The charge for the Optional Living Benefit may be increased at the time of a step-up to an amount equal to the rider fee imposed on newly issued Contracts at that time. If your Optional Living Benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary, except in the state of Oregon.

[10]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,176	$2,003	$2,283	$4,622
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$452	$1,363	$2,283	$4,622

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix L.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit riders and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that required by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a statement of additional information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Covered Person dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that extends beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Programs. At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under the Secured Returns 2 Benefit. (See "Optional Living Benefit Rider: Secured Returns 2.")

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee; credit additional amounts; grant special Guaranteed Interest Rates in certain situations; or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied.

Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Portfolio Selection Program

One or more portfolio selection programs may be available in connection with the Contracts, at no extra charge. Portfolio selection is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and portfolio selection does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available portfolio selection models, each of which represents a combination of Sub-Accounts with a different level of risk. These portfolio selection models, as well as the terms and conditions of the portfolio selection program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our portfolio selection programs are "static" programs. That is to say, if you elect a portfolio selection program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect a portfolio selection program on or after that date. Owners of any existing portfolio selection programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Capital Protection Plus Program

Under the Capital Protection Plus Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Optional Living Benefit Rider" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

The "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments you have made. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The "free withdrawal amount" that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The Withdrawal Charge Scale is as follows:

Number of Account Years	Withdrawal
Since Your Issue Date	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:
●	at least one year has passed since your Issue Date,

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state, and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and /or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.20% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%, if you are age 75 or younger on the Open Date (1.50%, if you are age 76 or older on the Open Date). If your initial Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings realized on larger sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Benefit Riders

If you elect the Secured Returns 2 Benefit, we will deduct a specific charge from your Account Value on the last day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year is currently equal to 0.50% of your Account Value. See "Cost of the Optional Living Benefit Rider" under "Optional Living Benefit Rider: Secured Returns 2." For Contracts issued in the State of Washington, the charge is assessed on Variable Account Value only.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                 *As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS 2

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed, known as the "Guaranteed Living Benefit amount" or the "GLB amount," can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization. Secured Returns 2 may not be available in your state.

If you elect the Secured Returns 2 Benefit, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election back to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Tax Issues

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations. These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year you attain age 70 1/2. With Qualified Contracts used in connection with retirement plans under Section 403(b) of the Code (Tax-Sheltered Annuities) or Section 408(b) of the Code (Individual Retirement Annuities), the yearly RMD amount is generally the same for both the Qualified Contract and the retirement plan. With Qualified Contracts used in connection with retirement plans under Section 401(a) of the Code (pension and profit sharing plans) and Section 408(a) of the Code (Individual Retirement Accounts), the yearly RMD amount for the retirement plan will be the same for the Qualified Contract only if the Qualified Contract is the only asset of the plan. Because we do not know what assets are held in your retirement plan, we determine yearly RMD amounts for only this Contract ("Yearly RMD Amounts").

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce your remaining GLB amount per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Optional Living Benefit Rider") when a Yearly RMD Amount withdrawn from your Contract exceeds your maximum WB amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under the terms of the AB Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated on a pro rata basis to all Designated Funds (defined below under "Availability") in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:
Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 3 in Appendix I. Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns 2 Benefit.

If you remain in the AB Plan until it matures, you may also be entitled to a refund of the charges you paid for the Secured Returns 2 Benefit. (See "Refund of Rider Charges Under the AB Plan.")

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero. Once the GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount may be adversely affected. (See "Withdrawals Under the Optional Living Benefit Rider.") Provided any GLB amount is not exhausted, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in Appendix I.

Availability

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns 2 and the elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the GLB amount is exhausted. Your application lists the only Funds, Guarantee Period dollar cost averaging programs and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

If you purchased the Secured Returns Benefit ("SR1") prior to the later of September 7, 2004, or the date Secured Returns 2 became available for sale in your state, you were given to opportunity to replace SR1 with Secured Returns 2. If you chose to replace your SR1 with Secured Returns 2, the following terms and conditions apply to your Contract:

●	Your GLB amount did not change.

●

Charges for Secured Returns 2 commenced on the first "Account Quarter" (defined below under "Cost of the Benefit") following the date we received your notification to participate in Secured Returns 2 ("Notification Date"), and were be applied on a pro rata basis starting from the Notification Date.

●	All benefits provided under Secured Returns 2 commenced on the Notification Date.

●	Any refund of rider charges (described below) will only be applied to charges paid after the Notification Date. You will not receive any refund of charges paid for SR1.

●

The time period for measuring the duration of your Secured Returns 2 Benefit will be based upon your Contract's Issue Date. For example, if you chose to exchange SR1 for Secured Returns 2 twelve months after your Issue Date, your AB Plan will mature in nine years.

●

If you were participating in the WB Plan on the Notification Date, then you must remain in the WB Plan. If you were participating in the AB Plan on the Notification Date, you may not elect to participate in the WB Plan until after your first Account Anniversary.

Cost of the Optional Living Benefit Rider

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. For Contracts issued in the State of Washington, the charge for the Benefit will be made as a specific deduction from Variable Account Value, taken on the last valuation day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year for Secured Returns 2 is currently equal to 0.50% of your Account Value (Variable Account Value in Washington). The quarterly charge will be determined by multiplying the Account Value (Variable Account Value in Washington) at the end of the Account Quarter by 0.00125. (See Example 12 in Appendix I.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:
●	you annuitize or

●	your Secured Returns 2 Benefit expires or is revoked

Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge (except in Oregon), until the 7th Account Anniversary. (See "Cancellation of the Optional Living Benefit Rider.")

Withdrawals Under the Optional Living Benefit Rider

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.")

In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount withdrawn. To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in Appendix I.)

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:
(a)	your previous remaining GLB amount, reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in Appendix I.)

You should be aware that a withdrawal in excess of the maximum WB amount might reduce or eliminate your Secured Returns 2 Benefits if your Account Value is less than the GLB amount. Also, in all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the GLB amount.

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until the remaining GLB amount has been exhausted.

For examples showing how withdrawals affect your benefits under the Secured Returns 2 Benefit, see Examples 6, 7, 9, and 11 in Appendix I.

Cancellation of the Optional Living Benefit Rider

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled.

Once Secured Returns 2 has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for Secured Returns 2 (except in Oregon) until your 7th Account Anniversary.

Revocation of the Optional Living Benefit Rider

Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2. (In Oregon, you may elect to revoke at any time.) Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Step-Up

After your fifth Account Anniversary, you may elect to increase the GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB amount if the current Account Value is greater than the current GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount equal to the Secured Returns 2 fee charged on newly issued Contracts at that time. This fee may be higher than your current Secured Returns 2 fee as set forth below under "Cost of the Benefit." If we are no longer issuing new Contracts with the Secured Returns 2 Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in Appendix I.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount." After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of the new GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new "maximum WB amount." (See Example 8 in Appendix I.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Subsequent Purchase Payments After a Step-Up

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed.

Renewal of the Optional Living Benefit Rider

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns 2, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns 2 Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued. We reserve the right to stop offering any Optional Living Benefit to new Owners. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns 2.

Refund of Rider Charges Under the AB Plan

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Account Anniversary or 10 years from your last Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Return 2 ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such "maturity date." No refund of the Secured Return 2 rider charges will be made if you change from the AB Plan to the WB Plan.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. Your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to "mature". If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

Your Death Under the WB Plan

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") In such case, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on your Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you. Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under basic death benefit (above), or

●

your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under basic death benefit (above), or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount." Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year periods certain are not available if your Account has been issued within the past 4 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.65% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $212,918, $80,043, and $0, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------
To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Columbia All-Star Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name        _________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant and while the Owner is still alive during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable

Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used as described under "Calculating the Death Benefit."

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the Owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
				Payment
		Hypothetical	Free	Subject to	Withdrawal	Withdrawal
Account		Account	Withdrawal	Withdrawal	Charge	Charge
Year		Value	Amount	Charge	Percentage	Amount
(a)	1	$41,000	$ 4,000	$37,000	8.00%	$2,960
	2	$44,200	$ 4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$ 4,000	$40,000	7.00%	$2,800
	4	$51,500	$ 4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$ 0	0.00%	$ 0
	6	$60,000	$60,000	$ 0	0.00%	$ 0
(a)

The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)

In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your unliquidated Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your unliquidated Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

								Remaining
		Hypothetical	Free		Amount of			Free
		Account	Withdrawal		Withdrawal			Withdrawal	Hypothetical
		Value	Amount		Subject to	Withdrawal	Withdrawal	Amount	Account
Account		Before	Before	Amount of	Withdrawal	Charge	Charge	After	Value after
Year		Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal

1		$41,000	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$41,000
2		$44,200	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$44,200
3		$47,700	$4,000	$ 0	$ 0	7.00%	$ 0	$4,000	$47,700
(a)	4	$48,200	$4,000	$ 3,000	$ 0	6.00%	$ 0	$1,000	$45,200
(b)	4	$46,000	$1,000	$ 8,000	$ 7,000	6.00%	$ 420	$ 0	$38,000
(c)	4	$38,250	$ 0	$12,000	$12,000	6.00%	$ 720	$ 0	$26,250
(d)	4	$26,650	$ 0	$22,000	$21,000	6.00%	$1,260	$ 0	$ 4,650

Totals				$45,000	$40,000	6.00%	$2,400	$ 0	$ 4,650

(a)

In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $33,000.

(c)

Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $21,000.

(d)

Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of unliquidated Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of unliquidated Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

PART 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

     The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

     These examples assume the following:
(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

(2)	The date of surrender is 2 years from the Expiration Date (N = 24).

(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

(4)	The interest earned in the current Account Year is $674.16.

(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

    The MVA factor       =      [(1 + I) / (1 + J + b)] ^ (N/12)   -1

                                        =     [(1 + .06) / (1 + .08)] ^ (24/12) -1

                                        =     (.981^ 2) -1

                                        =     .963 -1

                                        =  -  .037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

          ($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

    The MVA factor       =     [(1 + I) / (1 + J + b)] ^ (N/12)   -1

                                        =     [(1 + .06) / (1 + .05)] ^ (24/12) -1

                                        =     (1.010 ^ 2) -1

                                        =     1.019 -1

                                        =     .019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

          ($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 76,450.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 56,950.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 89,950
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

* Adjusted Purchase Payments can be calculated as follows:

Purchase Payments x (Account Value after withdrawal / Account Value before withdrawal) = $100,000 x ($120,000 / $150,000) = $80,000

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the Owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
45% of the above amount	=	$ 13,417
Cap of 100% of Adjusted Purchase Payments	=	$ 85,185
The lesser of the above two amounts = the EEB Premier amount	=	$ 13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal/Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the Owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 8. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
SECURED RETURNS 2 BENEFIT EXAMPLES

All of the following examples are based upon the assumption that you purchased a Contract on January 1, 2005 with an initial Purchase Payment of $100,000 and you selected the Secured Returns 2 Program. Your initial GLB amount equals your deposit amount of $100,000.

EXAMPLE 1: Low investment performance; no WB election.
●

Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Low investment performance; no WB election, Step-up elected.
●

Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●

Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $150,000 at the cost and terms available to new Owners.

EXAMPLE 3: High investment performance; no WB election, Refund applies.
●

Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $207,500 at the cost and terms available to new Owners.

EXAMPLE 4: Low investment performance; WB election.
●

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
●

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.
●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates and no renewal is available.

EXAMPLE 5: High investment performance; WB election, Step-up elected.
●

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.
●

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.
●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.
●

Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No Secured Returns 2 renewal is available.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.
●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).
●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $90,000 at the cost and terms available to new Owners.

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.
●

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.
●

Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

●

Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

●

Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) / $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 / 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance, Step-up elected.
●

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●

Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●

Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

●

On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.
●

Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No Secured Returns 2 renewal is available.

EXAMPLE 9: Withdrawals with Sub-deposits under the AB Plan; low investment performance.
●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you deposit an additional $80,000.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)]
●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 - (40,000/240,000)].
●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).
●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $140,000 at the cost and terms available to new Owners.

EXAMPLE 10: Step-up and Sub-deposits under the AB Plan; high investment performance, Step-up elected, Refund applies.
●

Assume that you did not elect the WB Plan at any time and that your Designated Funds had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you deposit an additional $80,000.
●

On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new deposit amount.

●

Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.
●

If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Secured Returns 2 with a new GLB amount of $295,130 at the cost and terms available to new Owners.

EXAMPLE 11: Withdrawals with Sub-deposits under the WB Plan.
●	Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 GLB amount, or $7,000).
●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
●	On January 6, 2007, you make an additional deposit of $50,000.
●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).
●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].
●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.
●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional deposits and the maximum WB amount is withdrawn annually.
●

Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 - ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates and no Secured Returns 2 renewal is available.

EXAMPLE 12: Calculation of Explicit Rider Charges.
●

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●

On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●

On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●

On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●

This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

●

If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount equal to the ending January 1, 2015 Account Value at the cost and terms available to new Owners.

APPENDIX J -
SECURED RETURNS BENEFIT

The optional living benefit rider "Secured Returns Benefit" was available for on all Contracts issued prior to September 7, 2004. Subject to state availability, after September 7, 2004, a new enhanced living benefit rider, "Secured Returns 2", became available under the Contract. The following information applies to your Contract if you purchased your Contract prior to the date Secured Returns 2 became available in your state and you have not elected to replace your Secured Returns Benefit with the Secured Returns 2.

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. Your application lists the only Funds and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

If you elect the Secured Returns Benefit with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets. If you elect the Secured Returns Benefit with the EEB Premier rider, we will assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, the Secured Returns Benefit may be revoked. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elect the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elect the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan. You are automatically enrolled in the AB Plan at the time you elect the Secured Returns Benefit. Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 below.

If you elected to participate in the AB Plan and you remained in the Plan for the entire 10-year period, you may elect to renew your participation in the Secured Returns Benefit, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued. We reserve the right to stop offering the optional Secured Returns Benefit to new Owners. If we do so, renewals will no longer be available.

If you elected to participate in the WB Plan during your initial 10-year period, you may not renew your participation in the Secured Returns Benefit.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount ("GLB amount") over your Account Value after the application of any other Contract transactions. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 below. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns Benefit.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 below.)

If you (as Participant) die while the AB Plan is still in force, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. Your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year until your remaining GLB amount equals zero. This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining RGLB amount may be adversely affected. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remainingGLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan.

For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 below.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:
(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 below.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you (as Participant) die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance " under "DEATH BENEFIT.") In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Certificate, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED THE SECURED RETURNS BENEFIT ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan.

EXAMPLE 1: Low investment performance; no WB election.
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.

●

Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: High investment performance; no WB election
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.

●

Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased. If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $200,000 at the cost and terms available to new Owners.

EXAMPLE 3: Low investment performance; WB election
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.
●

On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates and no renewal applies.

EXAMPLE 4: High investment performance; WB election
●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.
●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.
●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.
●

Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the remaining GLB amount. The Secured Returns Benefit thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No renewal is available.

Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 5: Withdrawals Under the AB Plan
●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.
●

Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●

Assume you make no more withdrawals or deposits and that your Account value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit, at the cost and terms available to new Owners, with a new GLB amount of $90,000.

EXAMPLE 6: Withdrawals Under the WB Plan
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.
●

Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●

Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●

Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) / $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000/12.57).

EXAMPLE 7: Withdrawals with Subsequent Purchase Payments under the AB Plan
●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.
●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).
●

Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000/$240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

●

Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $154,167 at the cost and terms available to new Owners.

EXAMPLE 8: Withdrawals with Subsequent Purchase Payments under the WB Plan
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●

Assume that, on January 6, 2004, you make an additional deposit of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●

Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●

Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero. No renewal of the Secured Returns Benefit is available.

APPENDIX K -
CONDENSED FINANCIAL INFORMATION

The following information should for COLUMBIA ALL-STAR be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.
Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units
AIM V.I. Capital Appreciation Fund Series 2	01	2005	9.930	10.604	92
AIM V.I. Capital Appreciation Fund Series 2	01	2004	9.496	9.930	93
AIM V.I. Capital Appreciation Fund Series 2	01	2003	7.474	9.496	94
AIM V.I. Capital Appreciation Fund Series 2	01	2002	10.000	7.474	94

AIM V.I. Capital Appreciation Fund Series 2	02	2005	9.874	10.524	5,713
AIM V.I. Capital Appreciation Fund Series 2	02	2004	9.462	9.874	5,404
AIM V.I. Capital Appreciation Fund Series 2	02	2003	7.462	9.462	7,235
AIM V.I. Capital Appreciation Fund Series 2	02	2002	10.000	7.462	731

AIM V.I. Capital Appreciation Fund Series 2	03	2005	9.860	10.503	0
AIM V.I. Capital Appreciation Fund Series 2	03	2004	9.453	9.860	0
AIM V.I. Capital Appreciation Fund Series 2	03	2003	7.459	9.453	0
AIM V.I. Capital Appreciation Fund Series 2	03	2002	10.000	7.459	0

AIM V.I. Capital Appreciation Fund Series 2	04	2005	9.819	10.443	1,129
AIM V.I. Capital Appreciation Fund Series 2	04	2004	9.428	9.819	1,130
AIM V.I. Capital Appreciation Fund Series 2	04	2003	7.451	9.428	1,130
AIM V.I. Capital Appreciation Fund Series 2	04	2002	10.000	7.451	850

AIM V.I. Capital Appreciation Fund Series 2	05	2005	9.805	10.423	0
AIM V.I. Capital Appreciation Fund Series 2	05	2004	9.419	9.805	0
AIM V.I. Capital Appreciation Fund Series 2	05	2003	7.448	9.419	0
AIM V.I. Capital Appreciation Fund Series 2	05	2002	10.000	7.448	0

AIM V.I. Capital Appreciation Fund Series 2	06	2005	9.763	10.363	0
AIM V.I. Capital Appreciation Fund Series 2	06	2004	9.394	9.763	0
AIM V.I. Capital Appreciation Fund Series 2	06	2003	7.439	9.394	0
AIM V.I. Capital Appreciation Fund Series 2	06	2002	10.000	7.439	0

AIM V.I. Capital Appreciation Fund Series 2	07	2005	12.236	12.981	0
AIM V.I. Capital Appreciation Fund Series 2	07	2004	11.779	12.236	0
AIM V.I. Capital Appreciation Fund Series 2	07	2003	10.000	11.779	0

AIM V.I. Capital Appreciation Fund Series 2	08	2005	12.195	12.911	0
AIM V.I. Capital Appreciation Fund Series 2	08	2004	11.763	12.195	0
AIM V.I. Capital Appreciation Fund Series 2	08	2003	10.000	11.763	0

AIM V.I. International Growth Fund Series 2	01	2005	12.602	14.589	1,221
AIM V.I. International Growth Fund Series 2	01	2004	10.358	12.602	1,222
AIM V.I. International Growth Fund Series 2	01	2003	8.190	10.358	1,223
AIM V.I. International Growth Fund Series 2	01	2002	10.000	8.190	2,584

AIM V.I. International Growth Fund Series 2	02	2005	12.531	14.477	5,877
AIM V.I. International Growth Fund Series 2	02	2004	10.321	12.531	8,189
AIM V.I. International Growth Fund Series 2	02	2003	8.177	10.321	8,280
AIM V.I. International Growth Fund Series 2	02	2002	10.000	8.177	12,712

AIM V.I. International Growth Fund Series 2	03	2005	12.514	14.450	459
AIM V.I. International Growth Fund Series 2	03	2004	10.312	12.514	459
AIM V.I. International Growth Fund Series 2	03	2003	8.174	10.312	459
AIM V.I. International Growth Fund Series 2	03	2002	10.000	8.174	3,126

AIM V.I. International Growth Fund Series 2	04	2005	12.461	14.367	524
AIM V.I. International Growth Fund Series 2	04	2004	10.284	12.461	525
AIM V.I. International Growth Fund Series 2	04	2003	8.164	10.284	1,089
AIM V.I. International Growth Fund Series 2	04	2002	10.000	8.164	13,729

AIM V.I. International Growth Fund Series 2	05	2005	12.443	14.339	0
AIM V.I. International Growth Fund Series 2	05	2004	10.275	12.443	0
AIM V.I. International Growth Fund Series 2	05	2003	8.161	10.275	0
AIM V.I. International Growth Fund Series 2	05	2002	10.000	8.161	0

AIM V.I. International Growth Fund Series 2	06	2005	12.390	14.257	0
AIM V.I. International Growth Fund Series 2	06	2004	10.247	12.390	0
AIM V.I. International Growth Fund Series 2	06	2003	8.152	10.247	1,937
AIM V.I. International Growth Fund Series 2	06	2002	10.000	8.152	4,279

AIM V.I. International Growth Fund Series 2	07	2005	14.906	17.142	0
AIM V.I. International Growth Fund Series 2	07	2004	12.334	14.906	0
AIM V.I. International Growth Fund Series 2	07	2003	10.000	12.334	0

AIM V.I. International Growth Fund Series 2	08	2005	14.856	17.050	0
AIM V.I. International Growth Fund Series 2	08	2004	12.317	14.856	0
AIM V.I. International Growth Fund Series 2	08	2003	10.000	12.317	0

AIM V.I. Premier Equity Fund Series 2	01	2005	9.062	9.391	626
AIM V.I. Premier Equity Fund Series 2	01	2004	8.735	9.062	664
AIM V.I. Premier Equity Fund Series 2	01	2003	7.115	8.735	692
AIM V.I. Premier Equity Fund Series 2	01	2002	10.000	7.115	744

AIM V.I. Premier Equity Fund Series 2	02	2005	9.011	9.319	4,286
AIM V.I. Premier Equity Fund Series 2	02	2004	8.704	9.011	4,356
AIM V.I. Premier Equity Fund Series 2	02	2003	7.104	8.704	4,336
AIM V.I. Premier Equity Fund Series 2	02	2002	10.000	7.104	7,606

AIM V.I. Premier Equity Fund Series 2	03	2005	8.999	9.302	144
AIM V.I. Premier Equity Fund Series 2	03	2004	8.696	8.999	145
AIM V.I. Premier Equity Fund Series 2	03	2003	7.101	8.696	138
AIM V.I. Premier Equity Fund Series 2	03	2002	10.000	7.101	137

AIM V.I. Premier Equity Fund Series 2	04	2005	8.961	9.248	357
AIM V.I. Premier Equity Fund Series 2	04	2004	8.672	8.961	358
AIM V.I. Premier Equity Fund Series 2	04	2003	7.093	8.672	358
AIM V.I. Premier Equity Fund Series 2	04	2002	10.000	7.093	61

AIM V.I. Premier Equity Fund Series 2	05	2005	8.948	9.230	0
AIM V.I. Premier Equity Fund Series 2	05	2004	8.665	8.948	0
AIM V.I. Premier Equity Fund Series 2	05	2003	7.090	8.665	0
AIM V.I. Premier Equity Fund Series 2	05	2002	10.000	7.090	0

AIM V.I. Premier Equity Fund Series 2	06	2005	8.910	9.177	0
AIM V.I. Premier Equity Fund Series 2	06	2004	8.641	8.910	0
AIM V.I. Premier Equity Fund Series 2	06	2003	7.082	8.641	0
AIM V.I. Premier Equity Fund Series 2	06	2002	10.000	7.082	0

AIM V.I. Premier Equity Fund Series 2	07	2005	11.739	12.085	0
AIM V.I. Premier Equity Fund Series 2	07	2004	11.390	11.739	0
AIM V.I. Premier Equity Fund Series 2	07	2003	10.000	11.390	0

AIM V.I. Premier Equity Fund Series 2	08	2005	11.700	12.020	0
AIM V.I. Premier Equity Fund Series 2	08	2004	11.376	11.700	0
AIM V.I. Premier Equity Fund Series 2	08	2003	10.000	11.376	0

Alliance Bernstein Global Technology Portfolio	01	2005	8.901	9.074	33
Alliance Bernstein Global Technology Portfolio	01	2004	8.613	8.901	68
Alliance Bernstein Global Technology Portfolio	01	2003	6.090	8.613	337
Alliance Bernstein Global Technology Portfolio	01	2002	10.000	6.090	252

Alliance Bernstein Global Technology Portfolio	02	2005	8.851	9.005	0
Alliance Bernstein Global Technology Portfolio	02	2004	8.582	8.851	0
Alliance Bernstein Global Technology Portfolio	02	2003	6.081	8.582	0
Alliance Bernstein Global Technology Portfolio	02	2002	10.000	6.081	0

Alliance Bernstein Global Technology Portfolio	03	2005	8.839	8.988	0
Alliance Bernstein Global Technology Portfolio	03	2004	8.574	8.839	0
Alliance Bernstein Global Technology Portfolio	03	2003	6.078	8.574	0
Alliance Bernstein Global Technology Portfolio	03	2002	10.000	6.078	0

Alliance Bernstein Global Technology Portfolio	04	2005	8.801	8.936	0
Alliance Bernstein Global Technology Portfolio	04	2004	8.551	8.801	0
Alliance Bernstein Global Technology Portfolio	04	2003	6.071	8.551	0
Alliance Bernstein Global Technology Portfolio	04	2002	10.000	6.071	0

Alliance Bernstein Global Technology Portfolio	05	2005	8.789	8.919	0
Alliance Bernstein Global Technology Portfolio	05	2004	8.543	8.789	0
Alliance Bernstein Global Technology Portfolio	05	2003	6.069	8.543	0
Alliance Bernstein Global Technology Portfolio	05	2002	10.000	6.069	0

Alliance Bernstein Global Technology Portfolio	06	2005	8.752	8.867	0
Alliance Bernstein Global Technology Portfolio	06	2004	8.520	8.752	0
Alliance Bernstein Global Technology Portfolio	06	2003	6.062	8.520	0
Alliance Bernstein Global Technology Portfolio	06	2002	10.000	6.062	0

Alliance Bernstein Global Technology Portfolio	07	2005	12.789	12.951	0
Alliance Bernstein Global Technology Portfolio	07	2004	12.457	12.789	0
Alliance Bernstein Global Technology Portfolio	07	2003	10.000	12.457	0

Alliance Bernstein Global Technology Portfolio	08	2005	12.746	12.882	0
Alliance Bernstein Global Technology Portfolio	08	2004	12.441	12.746	0
Alliance Bernstein Global Technology Portfolio	08	2003	10.000	12.441	0

Alliance Bernstein Large Cap Growth Portfolio	01	2005	9.420	10.640	20,852
Alliance Bernstein Large Cap Growth Portfolio	01	2004	8.841	9.420	18,377
Alliance Bernstein Large Cap Growth Portfolio	01	2003	7.286	8.841	11,198
Alliance Bernstein Large Cap Growth Portfolio	01	2002	10.000	7.286	1,157

Alliance Bernstein Large Cap Growth Portfolio	02	2005	9.367	10.559	69,631
Alliance Bernstein Large Cap Growth Portfolio	02	2004	8.809	9.367	73,936
Alliance Bernstein Large Cap Growth Portfolio	02	2003	7.275	8.809	40,791
Alliance Bernstein Large Cap Growth Portfolio	02	2002	10.000	7.275	6,638

Alliance Bernstein Large Cap Growth Portfolio	03	2005	9.354	10.539	3,595
Alliance Bernstein Large Cap Growth Portfolio	03	2004	8.801	9.354	3,853
Alliance Bernstein Large Cap Growth Portfolio	03	2003	7.272	8.801	3,250
Alliance Bernstein Large Cap Growth Portfolio	03	2002	10.000	7.272	2,660

Alliance Bernstein Large Cap Growth Portfolio	04	2005	9.314	10.478	122,892
Alliance Bernstein Large Cap Growth Portfolio	04	2004	8.777	9.314	132,901
Alliance Bernstein Large Cap Growth Portfolio	04	2003	7.264	8.777	78,423
Alliance Bernstein Large Cap Growth Portfolio	04	2002	10.000	7.264	11,134

Alliance Bernstein Large Cap Growth Portfolio	05	2005	9.301	10.458	0
Alliance Bernstein Large Cap Growth Portfolio	05	2004	8.769	9.301	0
Alliance Bernstein Large Cap Growth Portfolio	05	2003	7.261	8.769	0
Alliance Bernstein Large Cap Growth Portfolio	05	2002	10.000	7.261	0

Alliance Bernstein Large Cap Growth Portfolio	06	2005	9.262	10.398	23,411
Alliance Bernstein Large Cap Growth Portfolio	06	2004	8.746	9.262	27,856
Alliance Bernstein Large Cap Growth Portfolio	06	2003	7.252	8.746	18,316
Alliance Bernstein Large Cap Growth Portfolio	06	2002	10.000	7.252	2,774

Alliance Bernstein Large Cap Growth Portfolio	07	2005	11.702	13.130	20,804
Alliance Bernstein Large Cap Growth Portfolio	07	2004	11.055	11.702	23,863
Alliance Bernstein Large Cap Growth Portfolio	07	2003	10.000	11.055	15,713

Alliance Bernstein Large Cap Growth Portfolio	08	2005	11.662	13.060	2,311
Alliance Bernstein Large Cap Growth Portfolio	08	2004	11.041	11.662	2,522
Alliance Bernstein Large Cap Growth Portfolio	08	2003	10.000	11.041	2,511

Alliance Bernstein VP Growth and Income Portfolio	01	2005	10.739	11.048	33,324
Alliance Bernstein VP Growth and Income Portfolio	01	2004	9.818	10.739	32,384
Alliance Bernstein VP Growth and Income Portfolio	01	2003	7.552	9.818	23,121
Alliance Bernstein VP Growth and Income Portfolio	01	2002	10.000	7.552	5,394

Alliance Bernstein VP Growth and Income Portfolio	02	2005	10.679	10.964	130,205
Alliance Bernstein VP Growth and Income Portfolio	02	2004	9.783	10.679	135,945
Alliance Bernstein VP Growth and Income Portfolio	02	2003	7.540	9.783	94,444
Alliance Bernstein VP Growth and Income Portfolio	02	2002	10.000	7.540	38,696

Alliance Bernstein VP Growth and Income Portfolio	03	2005	10.664	10.943	3,277
Alliance Bernstein VP Growth and Income Portfolio	03	2004	9.774	10.664	3,263
Alliance Bernstein VP Growth and Income Portfolio	03	2003	7.537	9.774	2,645
Alliance Bernstein VP Growth and Income Portfolio	03	2002	10.000	7.537	3,359

Alliance Bernstein VP Growth and Income Portfolio	04	2005	10.619	10.880	123,661
Alliance Bernstein VP Growth and Income Portfolio	04	2004	9.748	10.619	123,359
Alliance Bernstein VP Growth and Income Portfolio	04	2003	7.529	9.748	77,888
Alliance Bernstein VP Growth and Income Portfolio	04	2002	10.000	7.529	13,582

Alliance Bernstein VP Growth and Income Portfolio	05	2005	10.604	10.859	0
Alliance Bernstein VP Growth and Income Portfolio	05	2004	9.739	10.604	0
Alliance Bernstein VP Growth and Income Portfolio	05	2003	7.526	9.739	0
Alliance Bernstein VP Growth and Income Portfolio	05	2002	10.000	7.526	0

Alliance Bernstein VP Growth and Income Portfolio	06	2005	10.559	10.796	22,750
Alliance Bernstein VP Growth and Income Portfolio	06	2004	9.713	10.559	27,435
Alliance Bernstein VP Growth and Income Portfolio	06	2003	7.517	9.713	19,568
Alliance Bernstein VP Growth and Income Portfolio	06	2002	10.000	7.517	4,239

Alliance Bernstein VP Growth and Income Portfolio	07	2005	12.787	13.067	19,902
Alliance Bernstein VP Growth and Income Portfolio	07	2004	11.768	12.787	20,675
Alliance Bernstein VP Growth and Income Portfolio	07	2003	10.000	11.768	14,863

Alliance Bernstein VP Growth and Income Portfolio	08	2005	12.744	12.997	1,900
Alliance Bernstein VP Growth and Income Portfolio	08	2004	11.752	12.744	1,888
Alliance Bernstein VP Growth and Income Portfolio	08	2003	10.000	11.752	1,930

Alliance Bernstein VP Worldwide Privatization Portfolio	01	2005	15.360	18.212	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2004	12.598	15.360	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2003	8.953	12.598	0
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2002	10.000	8.953	0

Alliance Bernstein VP Worldwide Privatization Portfolio	02	2005	15.274	18.073	7,201
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2004	12.553	15.274	6,650
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2003	8.939	12.553	6,936
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2002	10.000	8.939	0

Alliance Bernstein VP Worldwide Privatization Portfolio	03	2005	15.252	18.038	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2004	12.542	15.252	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2003	8.936	12.542	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2002	10.000	8.936	0

Alliance Bernstein VP Worldwide Privatization Portfolio	04	2005	15.188	17.935	651
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2004	12.508	15.188	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2003	8.925	12.508	0
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2002	10.000	8.925	0

Alliance Bernstein VP Worldwide Privatization Portfolio	05	2005	15.166	17.900	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2004	12.497	15.166	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2003	8.922	12.497	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2002	10.000	8.922	0

Alliance Bernstein VP Worldwide Privatization Portfolio	06	2005	15.102	17.797	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2004	12.463	15.102	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2003	8.911	12.463	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2002	10.000	8.911	0

Alliance Bernstein VP Worldwide Privatization Portfolio	07	2005	16.197	19.078	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2004	13.374	16.197	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2003	10.000	13.374	0

Alliance Bernstein VP Worldwide Privatization Portfolio	08	2005	16.143	18.976	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2004	13.356	16.143	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2003	10.000	13.356	0

Colonial High Yield Securities	01	2005	10.000	10.000	0
Colonial High Yield Securities	01	2004	10.000	10.000	0
Colonial High Yield Securities	01	2003	9.459	10.000	0
Colonial High Yield Securities	01	2002	10.000	9.459	1,058

Colonial High Yield Securities	02	2005	10.000	10.000	0
Colonial High Yield Securities	02	2004	10.000	10.000	0
Colonial High Yield Securities	02	2003	9.444	10.000	0
Colonial High Yield Securities	02	2002	10.000	9.444	6,410

Colonial High Yield Securities	03	2005	10.000	10.000	0
Colonial High Yield Securities	03	2004	10.000	10.000	0
Colonial High Yield Securities	03	2003	9.441	10.000	0
Colonial High Yield Securities	03	2002	10.000	9.441	1,170

Colonial High Yield Securities	04	2005	10.000	10.000	0
Colonial High Yield Securities	04	2004	10.000	10.000	0
Colonial High Yield Securities	04	2003	9.430	10.000	0
Colonial High Yield Securities	04	2002	10.000	9.430	4,223

Colonial High Yield Securities	05	2005	10.000	10.000	0
Colonial High Yield Securities	05	2004	10.000	10.000	0
Colonial High Yield Securities	05	2003	9.426	10.000	0
Colonial High Yield Securities	05	2002	10.000	9.426	0

Colonial High Yield Securities	06	2005	10.000	10.000	0
Colonial High Yield Securities	06	2004	10.000	10.000	0
Colonial High Yield Securities	06	2003	9.415	10.000	0
Colonial High Yield Securities	06	2002	10.000	9.415	2,460

Colonial High Yield Securities	07	2005	10.000	10.000	0
Colonial High Yield Securities	07	2004	10.000	10.000	0
Colonial High Yield Securities	07	2003	10.000	10.000	0

Colonial High Yield Securities	08	2005	10.000	10.000	0
Colonial High Yield Securities	08	2004	10.000	10.000	0
Colonial High Yield Securities	08	2003	10.000	10.000	0

Colonial Strategic Income	01	2005	13.312	13.277	5,519
Colonial Strategic Income	01	2004	12.321	13.312	1,919
Colonial Strategic Income	01	2003	10.589	12.321	2,057
Colonial Strategic Income	01	2002	10.000	10.589	1,445

Colonial Strategic Income	02	2005	13.237	13.175	147,106
Colonial Strategic Income	02	2004	12.277	13.237	166,047
Colonial Strategic Income	02	2003	10.573	12.277	140,932
Colonial Strategic Income	02	2002	10.000	10.573	35,938

Colonial Strategic Income	03	2005	13.218	13.150	103
Colonial Strategic Income	03	2004	12.266	13.218	98
Colonial Strategic Income	03	2003	10.568	12.266	96
Colonial Strategic Income	03	2002	10.000	10.568	94

Colonial Strategic Income	04	2005	13.162	13.075	27,703
Colonial Strategic Income	04	2004	12.233	13.162	28,294
Colonial Strategic Income	04	2003	10.556	12.233	21,005
Colonial Strategic Income	04	2002	10.000	10.556	1,728

Colonial Strategic Income	05	2005	13.144	13.050	0
Colonial Strategic Income	05	2004	12.222	13.144	0
Colonial Strategic Income	05	2003	10.552	12.222	0
Colonial Strategic Income	05	2002	10.000	10.552	0

Colonial Strategic Income	06	2005	13.088	12.975	317
Colonial Strategic Income	06	2004	12.189	13.088	318
Colonial Strategic Income	06	2003	10.540	12.189	320
Colonial Strategic Income	06	2002	10.000	10.540	0

Colonial Strategic Income	07	2005	11.396	11.291	556
Colonial Strategic Income	07	2004	10.619	11.396	557
Colonial Strategic Income	07	2003	10.000	10.619	0

Colonial Strategic Income	08	2005	11.358	11.231	0
Colonial Strategic Income	08	2004	10.605	11.358	0
Colonial Strategic Income	08	2003	10.000	10.605	0

Columbia High Yield	01	2005	11.334	11.416	14,490
Columbia High Yield	01	2004	10.760	11.334	16,286
Columbia High Yield	01	2003	10.000	10.760	12,246

Columbia High Yield	02	2005	11.271	11.329	48,772
Columbia High Yield	02	2004	10.721	11.271	54,676
Columbia High Yield	02	2003	10.000	10.721	40,718

Columbia High Yield	03	2005	11.255	11.307	1,513
Columbia High Yield	03	2004	10.711	11.255	1,482
Columbia High Yield	03	2003	10.000	10.711	1,082

Columbia High Yield	04	2005	11.207	11.242	52,425
Columbia High Yield	04	2004	10.683	11.207	51,159
Columbia High Yield	04	2003	10.000	10.683	31,197

Columbia High Yield	05	2005	11.191	11.221	0
Columbia High Yield	05	2004	10.673	11.191	0
Columbia High Yield	05	2003	10.000	10.673	0

Columbia High Yield	06	2005	11.144	11.156	10,860
Columbia High Yield	06	2004	10.644	11.144	14,190
Columbia High Yield	06	2003	10.000	10.644	9,575

Columbia High Yield	07	2005	10.846	10.852	12,239
Columbia High Yield	07	2004	10.365	10.846	12,380
Columbia High Yield	07	2003	10.000	10.365	8,977

Columbia High Yield	08	2005	10.809	10.794	1,017
Columbia High Yield	08	2004	10.351	10.809	989
Columbia High Yield	08	2003	10.000	10.351	974

Columbia Large Cap Growth Fund, Variable Series B Class	01	2005	8.478	8.713	12,135
Columbia Large Cap Growth Fund, Variable Series B Class	01	2004	8.810	8.478	4,748
Columbia Large Cap Growth Fund, Variable Series B Class	01	2003	7.163	8.810	4,648
Columbia Large Cap Growth Fund, Variable Series B Class	01	2002	10.000	7.163	1,635

Columbia Large Cap Growth Fund, Variable Series B Class	02	2005	8.430	8.647	36,437
Columbia Large Cap Growth Fund, Variable Series B Class	02	2004	8.778	8.430	23,020
Columbia Large Cap Growth Fund, Variable Series B Class	02	2003	7.152	8.778	6,712
Columbia Large Cap Growth Fund, Variable Series B Class	02	2002	10.000	7.152	270

Columbia Large Cap Growth Fund, Variable Series B Class	03	2005	8.419	8.630	154
Columbia Large Cap Growth Fund, Variable Series B Class	03	2004	8.771	8.419	156
Columbia Large Cap Growth Fund, Variable Series B Class	03	2003	7.150	8.771	137
Columbia Large Cap Growth Fund, Variable Series B Class	03	2002	10.000	7.150	136

Columbia Large Cap Growth Fund, Variable Series B Class	04	2005	8.383	8.580	147
Columbia Large Cap Growth Fund, Variable Series B Class	04	2004	8.747	8.383	151
Columbia Large Cap Growth Fund, Variable Series B Class	04	2003	7.141	8.747	0
Columbia Large Cap Growth Fund, Variable Series B Class	04	2002	10.000	7.141	0

Columbia Large Cap Growth Fund, Variable Series B Class	05	2005	8.371	8.564	0
Columbia Large Cap Growth Fund, Variable Series B Class	05	2004	8.739	8.371	0
Columbia Large Cap Growth Fund, Variable Series B Class	05	2003	7.138	8.739	0
Columbia Large Cap Growth Fund, Variable Series B Class	05	2002	10.000	7.138	0

Columbia Large Cap Growth Fund, Variable Series B Class	06	2005	8.336	8.515	0
Columbia Large Cap Growth Fund, Variable Series B Class	06	2004	8.715	8.336	1,394
Columbia Large Cap Growth Fund, Variable Series B Class	06	2003	7.130	8.715	1,395
Columbia Large Cap Growth Fund, Variable Series B Class	06	2002	10.000	7.130	892

Columbia Large Cap Growth Fund, Variable Series B Class	07	2005	10.808	11.035	0
Columbia Large Cap Growth Fund, Variable Series B Class	07	2004	11.306	10.808	0
Columbia Large Cap Growth Fund, Variable Series B Class	07	2003	10.000	11.306	0

Columbia Large Cap Growth Fund, Variable Series B Class	08	2005	10.772	10.975	0
Columbia Large Cap Growth Fund, Variable Series B Class	08	2004	11.292	10.772	0
Columbia Large Cap Growth Fund, Variable Series B Class	08	2003	10.000	11.292	0

Fidelity Dynamic Cap Apprec FD	01	2005	10.579	12.557	0
Fidelity Dynamic Cap Apprec FD	01	2004	10.621	10.579	0
Fidelity Dynamic Cap Apprec FD	01	2003	8.645	10.621	0
Fidelity Dynamic Cap Apprec FD	01	2002	10.000	8.645	0

Fidelity Dynamic Cap Apprec FD	02	2005	10.520	12.461	1,564
Fidelity Dynamic Cap Apprec FD	02	2004	10.583	10.520	0
Fidelity Dynamic Cap Apprec FD	02	2003	8.632	10.583	0
Fidelity Dynamic Cap Apprec FD	02	2002	10.000	8.632	0

Fidelity Dynamic Cap Apprec FD	03	2005	10.505	12.437	0
Fidelity Dynamic Cap Apprec FD	03	2004	10.574	10.505	0
Fidelity Dynamic Cap Apprec FD	03	2003	8.629	10.574	0
Fidelity Dynamic Cap Apprec FD	03	2002	10.000	8.629	0

Fidelity Dynamic Cap Apprec FD	04	2005	10.461	12.366	0
Fidelity Dynamic Cap Apprec FD	04	2004	10.545	10.461	0
Fidelity Dynamic Cap Apprec FD	04	2003	8.619	10.545	0
Fidelity Dynamic Cap Apprec FD	04	2002	10.000	8.619	0

Fidelity Dynamic Cap Apprec FD	05	2005	10.446	12.342	0
Fidelity Dynamic Cap Apprec FD	05	2004	10.536	10.446	0
Fidelity Dynamic Cap Apprec FD	05	2003	8.615	10.536	0
Fidelity Dynamic Cap Apprec FD	05	2002	10.000	8.615	0

Fidelity Dynamic Cap Apprec FD	06	2005	10.402	12.271	0
Fidelity Dynamic Cap Apprec FD	06	2004	10.507	10.402	0
Fidelity Dynamic Cap Apprec FD	06	2003	8.605	10.507	0
Fidelity Dynamic Cap Apprec FD	06	2002	10.000	8.605	0

Fidelity Dynamic Cap Apprec FD	07	2005	11.183	13.185	0
Fidelity Dynamic Cap Apprec FD	07	2004	11.302	11.183	0
Fidelity Dynamic Cap Apprec FD	07	2003	10.000	11.302	0

Fidelity Dynamic Cap Apprec FD	08	2005	11.145	13.114	0
Fidelity Dynamic Cap Apprec FD	08	2004	11.287	11.145	0
Fidelity Dynamic Cap Apprec FD	08	2003	10.000	11.287	0

Fidelity Equity Income Portfolio	01	2005	11.031	11.454	4,717
Fidelity Equity Income Portfolio	01	2004	10.084	11.031	4,760
Fidelity Equity Income Portfolio	01	2003	7.885	10.084	5,101
Fidelity Equity Income Portfolio	01	2002	10.000	7.885	7,241

Fidelity Equity Income Portfolio	02	2005	10.969	11.366	15,660
Fidelity Equity Income Portfolio	02	2004	10.048	10.969	18,577
Fidelity Equity Income Portfolio	02	2003	7.873	10.048	19,056
Fidelity Equity Income Portfolio	02	2002	10.000	7.873	13,086

Fidelity Equity Income Portfolio	03	2005	10.954	11.345	0
Fidelity Equity Income Portfolio	03	2004	10.039	10.954	0
Fidelity Equity Income Portfolio	03	2003	7.870	10.039	0
Fidelity Equity Income Portfolio	03	2002	10.000	7.870	0

Fidelity Equity Income Portfolio	04	2005	10.907	11.280	9,025
Fidelity Equity Income Portfolio	04	2004	10.012	10.907	6,643
Fidelity Equity Income Portfolio	04	2003	7.861	10.012	6,640
Fidelity Equity Income Portfolio	04	2002	10.000	7.861	7,054

Fidelity Equity Income Portfolio	05	2005	10.892	11.258	0
Fidelity Equity Income Portfolio	05	2004	10.003	10.892	0
Fidelity Equity Income Portfolio	05	2003	7.857	10.003	0
Fidelity Equity Income Portfolio	05	2002	10.000	7.857	0

Fidelity Equity Income Portfolio	06	2005	10.846	11.193	0
Fidelity Equity Income Portfolio	06	2004	9.976	10.846	0
Fidelity Equity Income Portfolio	06	2003	7.848	9.976	0
Fidelity Equity Income Portfolio	06	2002	10.000	7.848	0

Fidelity Equity Income Portfolio	07	2005	13.139	13.553	0
Fidelity Equity Income Portfolio	07	2004	12.091	13.139	0
Fidelity Equity Income Portfolio	07	2003	10.000	12.091	0

Fidelity Equity Income Portfolio	08	2005	13.095	13.480	0
Fidelity Equity Income Portfolio	08	2004	12.075	13.095	0
Fidelity Equity Income Portfolio	08	2003	10.000	12.075	0

Fidelity Gwth Opport Portfolio	01	2005	10.397	11.113	673
Fidelity Gwth Opport Portfolio	01	2004	9.890	10.397	673
Fidelity Gwth Opport Portfolio	01	2003	7.771	9.890	674
Fidelity Gwth Opport Portfolio	01	2002	10.000	7.771	674

Fidelity Gwth Opport Portfolio	02	2005	10.338	11.028	0
Fidelity Gwth Opport Portfolio	02	2004	9.855	10.338	0
Fidelity Gwth Opport Portfolio	02	2003	7.759	9.855	0
Fidelity Gwth Opport Portfolio	02	2002	10.000	7.759	0

Fidelity Gwth Opport Portfolio	03	2005	10.324	11.007	0
Fidelity Gwth Opport Portfolio	03	2004	9.846	10.324	0
Fidelity Gwth Opport Portfolio	03	2003	7.756	9.846	0
Fidelity Gwth Opport Portfolio	03	2002	10.000	7.756	0

Fidelity Gwth Opport Portfolio	04	2005	10.280	10.944	0
Fidelity Gwth Opport Portfolio	04	2004	9.819	10.280	0
Fidelity Gwth Opport Portfolio	04	2003	7.747	9.819	0
Fidelity Gwth Opport Portfolio	04	2002	10.000	7.747	0

Fidelity Gwth Opport Portfolio	05	2005	10.266	10.923	0
Fidelity Gwth Opport Portfolio	05	2004	9.810	10.266	0
Fidelity Gwth Opport Portfolio	05	2003	7.744	9.810	0
Fidelity Gwth Opport Portfolio	05	2002	10.000	7.744	0

Fidelity Gwth Opport Portfolio	06	2005	10.222	10.860	0
Fidelity Gwth Opport Portfolio	06	2004	9.784	10.222	0
Fidelity Gwth Opport Portfolio	06	2003	7.735	9.784	0
Fidelity Gwth Opport Portfolio	06	2002	10.000	7.735	0

Fidelity Gwth Opport Portfolio	07	2005	12.107	12.856	0
Fidelity Gwth Opport Portfolio	07	2004	11.594	12.107	0
Fidelity Gwth Opport Portfolio	07	2003	10.000	11.594	0

Fidelity Gwth Opport Portfolio	08	2005	12.067	12.787	0
Fidelity Gwth Opport Portfolio	08	2004	11.579	12.067	0
Fidelity Gwth Opport Portfolio	08	2003	10.000	11.579	0

Franklin Growth and Income	01	2005	13.616	13.862	1,935
Franklin Growth and Income	01	2004	12.516	13.616	787
Franklin Growth and Income	01	2003	10.000	12.516	692

Franklin Growth and Income	02	2005	13.569	13.787	3,119
Franklin Growth and Income	02	2004	12.499	13.569	4,122
Franklin Growth and Income	02	2003	10.000	12.499	2,994

Franklin Growth and Income	03	2005	13.558	13.768	0
Franklin Growth and Income	03	2004	12.495	13.558	0
Franklin Growth and Income	03	2003	10.000	12.495	0

Franklin Growth and Income	04	2005	13.523	13.712	766
Franklin Growth and Income	04	2004	12.482	13.523	766
Franklin Growth and Income	04	2003	10.000	12.482	766

Franklin Growth and Income	05	2005	13.512	13.694	0
Franklin Growth and Income	05	2004	12.478	13.512	0
Franklin Growth and Income	05	2003	10.000	12.478	0

Franklin Growth and Income	06	2005	13.477	13.638	0
Franklin Growth and Income	06	2004	12.465	13.477	0
Franklin Growth and Income	06	2003	10.000	12.465	0

Franklin Growth and Income	07	2005	13.050	13.198	0
Franklin Growth and Income	07	2004	12.076	13.050	0
Franklin Growth and Income	07	2003	10.000	12.076	0

Franklin Growth and Income	08	2005	13.006	13.127	0
Franklin Growth and Income	08	2004	12.060	13.006	0
Franklin Growth and Income	08	2003	10.000	12.060	0

Liberty Asset Allocation Fund, Variable Series	01	2005	11.111	11.628	38,156
Liberty Asset Allocation Fund, Variable Series	01	2004	10.289	11.111	29,267
Liberty Asset Allocation Fund, Variable Series	01	2003	8.697	10.289	18,016
Liberty Asset Allocation Fund, Variable Series	01	2002	10.000	8.697	5,580

Liberty Asset Allocation Fund, Variable Series	02	2005	11.048	11.539	95,201
Liberty Asset Allocation Fund, Variable Series	02	2004	10.252	11.048	104,066
Liberty Asset Allocation Fund, Variable Series	02	2003	8.683	10.252	54,079
Liberty Asset Allocation Fund, Variable Series	02	2002	10.000	8.683	15,639

Liberty Asset Allocation Fund, Variable Series	03	2005	11.033	11.517	3,511
Liberty Asset Allocation Fund, Variable Series	03	2004	10.243	11.033	3,444
Liberty Asset Allocation Fund, Variable Series	03	2003	8.680	10.243	2,517
Liberty Asset Allocation Fund, Variable Series	03	2002	10.000	8.680	1,269

Liberty Asset Allocation Fund, Variable Series	04	2005	10.986	11.451	230,414
Liberty Asset Allocation Fund, Variable Series	04	2004	10.215	10.986	238,303
Liberty Asset Allocation Fund, Variable Series	04	2003	8.670	10.215	107,461
Liberty Asset Allocation Fund, Variable Series	04	2002	10.000	8.670	6,440

Liberty Asset Allocation Fund, Variable Series	05	2005	10.971	11.429	0
Liberty Asset Allocation Fund, Variable Series	05	2004	10.206	10.971	0
Liberty Asset Allocation Fund, Variable Series	05	2003	8.666	10.206	0
Liberty Asset Allocation Fund, Variable Series	05	2002	10.000	8.666	0

Liberty Asset Allocation Fund, Variable Series	06	2005	10.924	11.363	29,671
Liberty Asset Allocation Fund, Variable Series	06	2004	10.179	10.924	35,837
Liberty Asset Allocation Fund, Variable Series	06	2003	8.656	10.179	23,426
Liberty Asset Allocation Fund, Variable Series	06	2002	10.000	8.656	2,632

Liberty Asset Allocation Fund, Variable Series	07	2005	12.050	12.528	66,203
Liberty Asset Allocation Fund, Variable Series	07	2004	11.233	12.050	68,216
Liberty Asset Allocation Fund, Variable Series	07	2003	10.000	11.233	50,611

Liberty Asset Allocation Fund, Variable Series	08	2005	12.010	12.460	2,202
Liberty Asset Allocation Fund, Variable Series	08	2004	11.219	12.010	2,226
Liberty Asset Allocation Fund, Variable Series	08	2003	10.000	11.219	2,247

Liberty Federal Securities	01	2005	11.163	11.246	26,005
Liberty Federal Securities	01	2004	10.922	11.163	27,663
Liberty Federal Securities	01	2003	10.854	10.922	17,763
Liberty Federal Securities	01	2002	10.000	10.854	17,817

Liberty Federal Securities	02	2005	11.100	11.160	66,926
Liberty Federal Securities	02	2004	10.883	11.100	70,518
Liberty Federal Securities	02	2003	10.837	10.883	32,045
Liberty Federal Securities	02	2002	10.000	10.837	21,323

Liberty Federal Securities	03	2005	11.085	11.139	0
Liberty Federal Securities	03	2004	10.873	11.085	0
Liberty Federal Securities	03	2003	10.833	10.873	3,356
Liberty Federal Securities	03	2002	10.000	10.833	9,523

Liberty Federal Securities	04	2005	11.038	11.075	85,900
Liberty Federal Securities	04	2004	10.844	11.038	85,774
Liberty Federal Securities	04	2003	10.820	10.844	50,218
Liberty Federal Securities	04	2002	10.000	10.820	10,614

Liberty Federal Securities	05	2005	11.022	11.053	0
Liberty Federal Securities	05	2004	10.834	11.022	0
Liberty Federal Securities	05	2003	10.816	10.834	0
Liberty Federal Securities	05	2002	10.000	10.816	0

Liberty Federal Securities	06	2005	10.975	10.990	24,992
Liberty Federal Securities	06	2004	10.805	10.975	27,630
Liberty Federal Securities	06	2003	10.803	10.805	12,653
Liberty Federal Securities	06	2002	10.000	10.803	3,995

Liberty Federal Securities	07	2005	10.012	10.020	31,859
Liberty Federal Securities	07	2004	9.861	10.012	31,880
Liberty Federal Securities	07	2003	10.000	9.861	24,308

Liberty Federal Securities	08	2005	9.978	9.966	1,927
Liberty Federal Securities	08	2004	9.848	9.978	1,876
Liberty Federal Securities	08	2003	10.000	9.848	1,791

Liberty Federal Securities, VS A Class	01	2005	10.320	10.412	30,892
Liberty Federal Securities, VS A Class	01	2004	10.075	10.320	31,551
Liberty Federal Securities, VS A Class	01	2003	10.000	10.075	30,581

Liberty Federal Securities, VS A Class	02	2005	10.283	10.354	28,882
Liberty Federal Securities, VS A Class	02	2004	10.060	10.283	38,837
Liberty Federal Securities, VS A Class	02	2003	10.000	10.060	75,592

Liberty Federal Securities, VS A Class	03	2005	10.274	10.339	3,864
Liberty Federal Securities, VS A Class	03	2004	10.056	10.274	3,841
Liberty Federal Securities, VS A Class	03	2003	10.000	10.056	7,002

Liberty Federal Securities, VS A Class	04	2005	10.246	10.296	44,965
Liberty Federal Securities, VS A Class	04	2004	10.045	10.246	41,653
Liberty Federal Securities, VS A Class	04	2003	10.000	10.045	43,090

Liberty Federal Securities, VS A Class	05	2005	10.237	10.281	0
Liberty Federal Securities, VS A Class	05	2004	10.041	10.237	0
Liberty Federal Securities, VS A Class	05	2003	10.000	10.041	0

Liberty Federal Securities, VS A Class	06	2005	10.210	10.238	12,190
Liberty Federal Securities, VS A Class	06	2004	10.029	10.210	9,953
Liberty Federal Securities, VS A Class	06	2003	10.000	10.029	15,329

Liberty Federal Securities, VS A Class	07	2005	10.052	10.074	0
Liberty Federal Securities, VS A Class	07	2004	9.879	10.052	0
Liberty Federal Securities, VS A Class	07	2003	10.000	9.879	0

Liberty Federal Securities, VS A Class	08	2005	10.018	10.020	0
Liberty Federal Securities, VS A Class	08	2004	9.866	10.018	0
Liberty Federal Securities, VS A Class	08	2003	10.000	9.866	0

Liberty Growth and Income Fund, Variable Series	01	2005	9.934	10.376	13,840
Liberty Growth and Income Fund, Variable Series	01	2004	8.902	9.934	15,079
Liberty Growth and Income Fund, Variable Series	01	2003	7.564	8.902	8,051
Liberty Growth and Income Fund, Variable Series	01	2002	10.000	7.564	6,831

Liberty Growth and Income Fund, Variable Series	02	2005	9.878	10.297	31,002
Liberty Growth and Income Fund, Variable Series	02	2004	8.870	9.878	27,427
Liberty Growth and Income Fund, Variable Series	02	2003	7.553	8.870	12,077
Liberty Growth and Income Fund, Variable Series	02	2002	10.000	7.553	11,388

Liberty Growth and Income Fund, Variable Series	03	2005	9.864	10.277	261
Liberty Growth and Income Fund, Variable Series	03	2004	8.863	9.864	265
Liberty Growth and Income Fund, Variable Series	03	2003	7.550	8.863	271
Liberty Growth and Income Fund, Variable Series	03	2002	10.000	7.550	262

Liberty Growth and Income Fund, Variable Series	04	2005	9.822	10.218	4,323
Liberty Growth and Income Fund, Variable Series	04	2004	8.839	9.822	4,325
Liberty Growth and Income Fund, Variable Series	04	2003	7.541	8.839	4,326
Liberty Growth and Income Fund, Variable Series	04	2002	10.000	7.541	258

Liberty Growth and Income Fund, Variable Series	05	2005	9.808	10.199	0
Liberty Growth and Income Fund, Variable Series	05	2004	8.831	9.808	0
Liberty Growth and Income Fund, Variable Series	05	2003	7.538	8.831	0
Liberty Growth and Income Fund, Variable Series	05	2002	10.000	7.538	0

Liberty Growth and Income Fund, Variable Series	06	2005	9.767	10.140	0
Liberty Growth and Income Fund, Variable Series	06	2004	8.807	9.767	0
Liberty Growth and Income Fund, Variable Series	06	2003	7.529	8.807	0
Liberty Growth and Income Fund, Variable Series	06	2002	10.000	7.529	0

Liberty Growth and Income Fund, Variable Series	07	2005	12.896	13.381	0
Liberty Growth and Income Fund, Variable Series	07	2004	11.634	12.896	0
Liberty Growth and Income Fund, Variable Series	07	2003	10.000	11.634	0

Liberty Growth and Income Fund, Variable Series	08	2005	12.852	13.309	0
Liberty Growth and Income Fund, Variable Series	08	2004	11.619	12.852	0
Liberty Growth and Income Fund, Variable Series	08	2003	10.000	11.619	0

Liberty Money Market	01	2005	9.787	9.897	44,249
Liberty Money Market	01	2004	9.865	9.787	62,983
Liberty Money Market	01	2003	9.962	9.865	64,884
Liberty Money Market	01	2002	10.000	9.962	14,790

Liberty Money Market	02	2005	9.732	9.821	191,168
Liberty Money Market	02	2004	9.830	9.732	170,451
Liberty Money Market	02	2003	9.947	9.830	87,894
Liberty Money Market	02	2002	10.000	9.947	34,823

Liberty Money Market	03	2005	9.718	9.802	3,198
Liberty Money Market	03	2004	9.821	9.718	3,137
Liberty Money Market	03	2003	9.943	9.821	1,536
Liberty Money Market	03	2002	10.000	9.943	2,002

Liberty Money Market	04	2005	9.677	9.746	131,299
Liberty Money Market	04	2004	9.794	9.677	124,847
Liberty Money Market	04	2003	9.931	9.794	68,320
Liberty Money Market	04	2002	10.000	9.931	5,522

Liberty Money Market	05	2005	9.663	9.727	0
Liberty Money Market	05	2004	9.786	9.663	0
Liberty Money Market	05	2003	9.927	9.786	0
Liberty Money Market	05	2002	10.000	9.927	0

Liberty Money Market	06	2005	9.623	9.671	34,763
Liberty Money Market	06	2004	9.759	9.623	44,473
Liberty Money Market	06	2003	9.916	9.759	25,953
Liberty Money Market	06	2002	10.000	9.916	2,909

Liberty Money Market	07	2005	9.750	9.794	33,822
Liberty Money Market	07	2004	9.893	9.750	33,928
Liberty Money Market	07	2003	10.000	9.893	25,301

Liberty Money Market	08	2005	9.717	9.742	1,972
Liberty Money Market	08	2004	9.880	9.717	1,926
Liberty Money Market	08	2003	10.000	9.880	1,786

Liberty Select Value Var Series	01	2005	11.620	12.809	22,679
Liberty Select Value Var Series	01	2004	10.246	11.620	20,998
Liberty Select Value Var Series	01	2003	8.174	10.246	15,364
Liberty Select Value Var Series	01	2002	10.000	8.174	14,383

Liberty Select Value Var Series	02	2005	11.555	12.711	37,980
Liberty Select Value Var Series	02	2004	10.209	11.555	42,938
Liberty Select Value Var Series	02	2003	8.162	10.209	23,132
Liberty Select Value Var Series	02	2002	10.000	8.162	21,679

Liberty Select Value Var Series	03	2005	11.539	12.687	106
Liberty Select Value Var Series	03	2004	10.200	11.539	114
Liberty Select Value Var Series	03	2003	8.158	10.200	117
Liberty Select Value Var Series	03	2002	10.000	8.158	121

Liberty Select Value Var Series	04	2005	11.490	12.614	6,743
Liberty Select Value Var Series	04	2004	10.172	11.490	6,924
Liberty Select Value Var Series	04	2003	8.149	10.172	1,209
Liberty Select Value Var Series	04	2002	10.000	8.149	944

Liberty Select Value Var Series	05	2005	11.474	12.590	0
Liberty Select Value Var Series	05	2004	10.163	11.474	0
Liberty Select Value Var Series	05	2003	8.146	10.163	0
Liberty Select Value Var Series	05	2002	10.000	8.146	0

Liberty Select Value Var Series	06	2005	11.425	12.517	0
Liberty Select Value Var Series	06	2004	10.136	11.425	1,668
Liberty Select Value Var Series	06	2003	8.136	10.136	1,669
Liberty Select Value Var Series	06	2002	10.000	8.136	1,066

Liberty Select Value Var Series	07	2005	13.596	14.889	0
Liberty Select Value Var Series	07	2004	12.068	13.596	0
Liberty Select Value Var Series	07	2003	10.000	12.068	0

Liberty Select Value Var Series	08	2005	13.551	14.808	0
Liberty Select Value Var Series	08	2004	12.052	13.551	0
Liberty Select Value Var Series	08	2003	10.000	12.052	0

Liberty SP 500 Index Var Series	01	2005	10.363	10.622	3,804
Liberty SP 500 Index Var Series	01	2004	9.569	10.363	16,779
Liberty SP 500 Index Var Series	01	2003	7.620	9.569	3,942
Liberty SP 500 Index Var Series	01	2002	10.000	7.620	4,270

Liberty SP 500 Index Var Series	02	2005	10.304	10.541	42,354
Liberty SP 500 Index Var Series	02	2004	9.535	10.304	45,680
Liberty SP 500 Index Var Series	02	2003	7.608	9.535	41,889
Liberty SP 500 Index Var Series	02	2002	10.000	7.608	8,431

Liberty SP 500 Index Var Series	03	2005	10.290	10.521	365
Liberty SP 500 Index Var Series	03	2004	9.526	10.290	366
Liberty SP 500 Index Var Series	03	2003	7.605	9.526	366
Liberty SP 500 Index Var Series	03	2002	10.000	7.605	2,507

Liberty SP 500 Index Var Series	04	2005	10.246	10.460	19,446
Liberty SP 500 Index Var Series	04	2004	9.500	10.246	19,341
Liberty SP 500 Index Var Series	04	2003	7.596	9.500	17,256
Liberty SP 500 Index Var Series	04	2002	10.000	7.596	21,414

Liberty SP 500 Index Var Series	05	2005	10.232	10.440	0
Liberty SP 500 Index Var Series	05	2004	9.492	10.232	0
Liberty SP 500 Index Var Series	05	2003	7.593	9.492	0
Liberty SP 500 Index Var Series	05	2002	10.000	7.593	0

Liberty SP 500 Index Var Series	06	2005	10.189	10.380	0
Liberty SP 500 Index Var Series	06	2004	9.466	10.189	0
Liberty SP 500 Index Var Series	06	2003	7.585	9.466	1,555
Liberty SP 500 Index Var Series	06	2002	10.000	7.585	2,928

Liberty SP 500 Index Var Series	07	2005	12.539	12.769	0
Liberty SP 500 Index Var Series	07	2004	11.656	12.539	0
Liberty SP 500 Index Var Series	07	2003	10.000	11.656	0

Liberty SP 500 Index Var Series	08	2005	12.497	12.700	0
Liberty SP 500 Index Var Series	08	2004	11.641	12.497	0
Liberty SP 500 Index Var Series	08	2003	10.000	11.641	0

Lord Abbett Series Fund Growth and Income	01	2005	13.762	13.976	17,587
Lord Abbett Series Fund Growth and Income	01	2004	12.422	13.762	19,160
Lord Abbett Series Fund Growth and Income	01	2003	10.000	12.422	5,680

Lord Abbett Series Fund Growth and Income	02	2005	13.716	13.900	48,173
Lord Abbett Series Fund Growth and Income	02	2004	12.405	13.716	51,399
Lord Abbett Series Fund Growth and Income	02	2003	10.000	12.405	29,883

Lord Abbett Series Fund Growth and Income	03	2005	13.704	13.881	1,237
Lord Abbett Series Fund Growth and Income	03	2004	12.401	13.704	1,217
Lord Abbett Series Fund Growth and Income	03	2003	10.000	12.401	928

Lord Abbett Series Fund Growth and Income	04	2005	13.669	13.824	51,734
Lord Abbett Series Fund Growth and Income	04	2004	12.388	13.669	49,043
Lord Abbett Series Fund Growth and Income	04	2003	10.000	12.388	29,070

Lord Abbett Series Fund Growth and Income	05	2005	13.657	13.806	0
Lord Abbett Series Fund Growth and Income	05	2004	12.384	13.657	0
Lord Abbett Series Fund Growth and Income	05	2003	10.000	12.384	0

Lord Abbett Series Fund Growth and Income	06	2005	13.623	13.749	9,942
Lord Abbett Series Fund Growth and Income	06	2004	12.372	13.623	11,071
Lord Abbett Series Fund Growth and Income	06	2003	10.000	12.372	7,177

Lord Abbett Series Fund Growth and Income	07	2005	13.132	13.248	11,411
Lord Abbett Series Fund Growth and Income	07	2004	11.932	13.132	11,675
Lord Abbett Series Fund Growth and Income	07	2003	10.000	11.932	8,636

Lord Abbett Series Fund Growth and Income	08	2005	13.088	13.176	1,041
Lord Abbett Series Fund Growth and Income	08	2004	11.917	13.088	1,021
Lord Abbett Series Fund Growth and Income	08	2003	10.000	11.917	1,057

Lord Abbett Series Fund Mid Cap Value	01	2005	15.339	16.327	11,524
Lord Abbett Series Fund Mid Cap Value	01	2004	12.574	15.339	8,832
Lord Abbett Series Fund Mid Cap Value	01	2003	10.000	12.574	3,969

Lord Abbett Series Fund Mid Cap Value	02	2005	15.287	16.238	56,975
Lord Abbett Series Fund Mid Cap Value	02	2004	12.557	15.287	67,459
Lord Abbett Series Fund Mid Cap Value	02	2003	10.000	12.557	33,564

Lord Abbett Series Fund Mid Cap Value	03	2005	15.274	16.216	0
Lord Abbett Series Fund Mid Cap Value	03	2004	12.552	15.274	0
Lord Abbett Series Fund Mid Cap Value	03	2003	10.000	12.552	0

Lord Abbett Series Fund Mid Cap Value	04	2005	15.235	16.150	8,474
Lord Abbett Series Fund Mid Cap Value	04	2004	12.539	15.235	8,236
Lord Abbett Series Fund Mid Cap Value	04	2003	10.000	12.539	4,020

Lord Abbett Series Fund Mid Cap Value	05	2005	15.222	16.128	0
Lord Abbett Series Fund Mid Cap Value	05	2004	12.535	15.222	0
Lord Abbett Series Fund Mid Cap Value	05	2003	10.000	12.535	0

Lord Abbett Series Fund Mid Cap Value	06	2005	15.183	16.062	0
Lord Abbett Series Fund Mid Cap Value	06	2004	12.522	15.183	0
Lord Abbett Series Fund Mid Cap Value	06	2003	10.000	12.522	0

Lord Abbett Series Fund Mid Cap Value	07	2005	14.663	15.504	0
Lord Abbett Series Fund Mid Cap Value	07	2004	12.100	14.663	0
Lord Abbett Series Fund Mid Cap Value	07	2003	10.000	12.100	0

Lord Abbett Series Fund Mid Cap Value	08	2005	14.614	15.421	0
Lord Abbett Series Fund Mid Cap Value	08	2004	12.084	14.614	0
Lord Abbett Series Fund Mid Cap Value	08	2003	10.000	12.084	0

MFS VIT Emerging Growth Series	01	2005	9.793	10.491	1,411
MFS VIT Emerging Growth Series	01	2004	8.834	9.793	1,461
MFS VIT Emerging Growth Series	01	2003	6.913	8.834	1,193
MFS VIT Emerging Growth Series	01	2002	10.000	6.913	0

MFS VIT Emerging Growth Series	02	2005	9.738	10.411	6,772
MFS VIT Emerging Growth Series	02	2004	8.802	9.738	6,787
MFS VIT Emerging Growth Series	02	2003	6.902	8.802	6,090
MFS VIT Emerging Growth Series	02	2002	10.000	6.902	6,962

MFS VIT Emerging Growth Series	03	2005	9.724	10.391	0
MFS VIT Emerging Growth Series	03	2004	8.794	9.724	0
MFS VIT Emerging Growth Series	03	2003	6.899	8.794	0
MFS VIT Emerging Growth Series	03	2002	10.000	6.899	0

MFS VIT Emerging Growth Series	04	2005	9.683	10.331	51
MFS VIT Emerging Growth Series	04	2004	8.771	9.683	1,056
MFS VIT Emerging Growth Series	04	2003	6.891	8.771	1,056
MFS VIT Emerging Growth Series	04	2002	10.000	6.891	0

MFS VIT Emerging Growth Series	05	2005	9.669	10.312	0
MFS VIT Emerging Growth Series	05	2004	8.763	9.669	0
MFS VIT Emerging Growth Series	05	2003	6.889	8.763	0
MFS VIT Emerging Growth Series	05	2002	10.000	6.889	0

MFS VIT Emerging Growth Series	06	2005	9.628	10.252	0
MFS VIT Emerging Growth Series	06	2004	8.739	9.628	0
MFS VIT Emerging Growth Series	06	2003	6.881	8.739	0
MFS VIT Emerging Growth Series	06	2002	10.000	6.881	0

MFS VIT Emerging Growth Series	07	2005	12.657	13.470	0
MFS VIT Emerging Growth Series	07	2004	11.494	12.657	0
MFS VIT Emerging Growth Series	07	2003	10.000	11.494	0

MFS VIT Emerging Growth Series	08	2005	12.614	13.398	0
MFS VIT Emerging Growth Series	08	2004	11.479	12.614	0
MFS VIT Emerging Growth Series	08	2003	10.000	11.479	0

MFS VIT Investors Growth Stock	01	2005	9.479	9.717	16,554
MFS VIT Investors Growth Stock	01	2004	8.844	9.479	16,305
MFS VIT Investors Growth Stock	01	2003	7.335	8.844	12,587
MFS VIT Investors Growth Stock	01	2002	10.000	7.335	326

MFS VIT Investors Growth Stock	02	2005	9.426	9.643	33,857
MFS VIT Investors Growth Stock	02	2004	8.812	9.426	35,674
MFS VIT Investors Growth Stock	02	2003	7.323	8.812	35,757
MFS VIT Investors Growth Stock	02	2002	10.000	7.323	3,740

MFS VIT Investors Growth Stock	03	2005	9.413	9.625	86
MFS VIT Investors Growth Stock	03	2004	8.805	9.413	87
MFS VIT Investors Growth Stock	03	2003	7.320	8.805	83
MFS VIT Investors Growth Stock	03	2002	10.000	7.320	0

MFS VIT Investors Growth Stock	04	2005	9.373	9.570	10,966
MFS VIT Investors Growth Stock	04	2004	8.781	9.373	12,266
MFS VIT Investors Growth Stock	04	2003	7.312	8.781	6,751
MFS VIT Investors Growth Stock	04	2002	10.000	7.312	1,960

MFS VIT Investors Growth Stock	05	2005	9.360	9.551	0
MFS VIT Investors Growth Stock	05	2004	8.773	9.360	0
MFS VIT Investors Growth Stock	05	2003	7.309	8.773	0
MFS VIT Investors Growth Stock	05	2002	10.000	7.309	0

MFS VIT Investors Growth Stock	06	2005	9.320	9.496	1,004
MFS VIT Investors Growth Stock	06	2004	8.749	9.320	1,060
MFS VIT Investors Growth Stock	06	2003	7.300	8.749	1,015
MFS VIT Investors Growth Stock	06	2002	10.000	7.300	0

MFS VIT Investors Growth Stock	07	2005	11.783	11.999	0
MFS VIT Investors Growth Stock	07	2004	11.067	11.783	0
MFS VIT Investors Growth Stock	07	2003	10.000	11.067	0

MFS VIT Investors Growth Stock	08	2005	11.743	11.935	0
MFS VIT Investors Growth Stock	08	2004	11.052	11.743	0
MFS VIT Investors Growth Stock	08	2003	10.000	11.052	0

MFS VIT Investors Trust Series	01	2005	10.171	10.707	3,831
MFS VIT Investors Trust Series	01	2004	9.307	10.171	3,825
MFS VIT Investors Trust Series	01	2003	7.767	9.307	2,289
MFS VIT Investors Trust Series	01	2002	10.000	7.767	3,660

MFS VIT Investors Trust Series	02	2005	10.114	10.625	6,984
MFS VIT Investors Trust Series	02	2004	9.274	10.114	8,281
MFS VIT Investors Trust Series	02	2003	7.755	9.274	8,374
MFS VIT Investors Trust Series	02	2002	10.000	7.755	2,281

MFS VIT Investors Trust Series	03	2005	10.100	10.605	0
MFS VIT Investors Trust Series	03	2004	9.265	10.100	0
MFS VIT Investors Trust Series	03	2003	7.752	9.265	0
MFS VIT Investors Trust Series	03	2002	10.000	7.752	0

MFS VIT Investors Trust Series	04	2005	10.057	10.544	3,708
MFS VIT Investors Trust Series	04	2004	9.240	10.057	3,698
MFS VIT Investors Trust Series	04	2003	7.743	9.240	3,129
MFS VIT Investors Trust Series	04	2002	10.000	7.743	0

MFS VIT Investors Trust Series	05	2005	10.043	10.523	0
MFS VIT Investors Trust Series	05	2004	9.232	10.043	0
MFS VIT Investors Trust Series	05	2003	7.740	9.232	0
MFS VIT Investors Trust Series	05	2002	10.000	7.740	0

MFS VIT Investors Trust Series	06	2005	10.001	10.463	0
MFS VIT Investors Trust Series	06	2004	9.207	10.001	0
MFS VIT Investors Trust Series	06	2003	7.731	9.207	0
MFS VIT Investors Trust Series	06	2002	10.000	7.731	0

MFS VIT Investors Trust Series	07	2005	12.309	12.871	0
MFS VIT Investors Trust Series	07	2004	11.338	12.309	0
MFS VIT Investors Trust Series	07	2003	10.000	11.338	0

MFS VIT Investors Trust Series	08	2005	12.268	12.802	0
MFS VIT Investors Trust Series	08	2004	11.323	12.268	0
MFS VIT Investors Trust Series	08	2003	10.000	11.323	0

MFS VIT New Discovery Series	01	2005	9.448	9.760	369
MFS VIT New Discovery Series	01	2004	9.045	9.448	375
MFS VIT New Discovery Series	01	2003	6.892	9.045	0
MFS VIT New Discovery Series	01	2002	10.000	6.892	6

MFS VIT New Discovery Series	02	2005	9.395	9.685	989
MFS VIT New Discovery Series	02	2004	9.013	9.395	908
MFS VIT New Discovery Series	02	2003	6.882	9.013	154
MFS VIT New Discovery Series	02	2002	10.000	6.882	58

MFS VIT New Discovery Series	03	2005	9.381	9.667	0
MFS VIT New Discovery Series	03	2004	9.005	9.381	0
MFS VIT New Discovery Series	03	2003	6.879	9.005	0
MFS VIT New Discovery Series	03	2002	10.000	6.879	0

MFS VIT New Discovery Series	04	2005	9.342	9.611	1,791
MFS VIT New Discovery Series	04	2004	8.980	9.342	1,722
MFS VIT New Discovery Series	04	2003	6.871	8.980	0
MFS VIT New Discovery Series	04	2002	10.000	6.871	932

MFS VIT New Discovery Series	05	2005	9.329	9.593	0
MFS VIT New Discovery Series	05	2004	8.972	9.329	0
MFS VIT New Discovery Series	05	2003	6.868	8.972	0
MFS VIT New Discovery Series	05	2002	10.000	6.868	0

MFS VIT New Discovery Series	06	2005	9.289	9.538	0
MFS VIT New Discovery Series	06	2004	8.948	9.289	976
MFS VIT New Discovery Series	06	2003	6.860	8.948	977
MFS VIT New Discovery Series	06	2002	10.000	6.860	622

MFS VIT New Discovery Series	07	2005	12.688	13.020	0
MFS VIT New Discovery Series	07	2004	12.228	12.688	0
MFS VIT New Discovery Series	07	2003	10.000	12.228	0

MFS VIT New Discovery Series	08	2005	12.645	12.950	0
MFS VIT New Discovery Series	08	2004	12.212	12.645	0
MFS VIT New Discovery Series	08	2003	10.000	12.212	0

Mutual Shares Securities Fund	01	2005	13.257	14.415	9,077
Mutual Shares Securities Fund	01	2004	11.968	13.257	8,395
Mutual Shares Securities Fund	01	2003	10.000	11.968	2,015

Mutual Shares Securities Fund	02	2005	13.212	14.337	19,877
Mutual Shares Securities Fund	02	2004	11.952	13.212	9,514
Mutual Shares Securities Fund	02	2003	10.000	11.952	3,917

Mutual Shares Securities Fund	03	2005	13.201	14.318	0
Mutual Shares Securities Fund	03	2004	11.948	13.201	0
Mutual Shares Securities Fund	03	2003	10.000	11.948	0

Mutual Shares Securities Fund	04	2005	13.167	14.259	20,860
Mutual Shares Securities Fund	04	2004	11.936	13.167	21,328
Mutual Shares Securities Fund	04	2003	10.000	11.936	7,047

Mutual Shares Securities Fund	05	2005	13.156	14.240	0
Mutual Shares Securities Fund	05	2004	11.932	13.156	0
Mutual Shares Securities Fund	05	2003	10.000	11.932	0

Mutual Shares Securities Fund	06	2005	13.122	14.182	0
Mutual Shares Securities Fund	06	2004	11.919	13.122	0
Mutual Shares Securities Fund	06	2003	10.000	11.919	0

Mutual Shares Securities Fund	07	2005	12.882	13.915	0
Mutual Shares Securities Fund	07	2004	11.707	12.882	0
Mutual Shares Securities Fund	07	2003	10.000	11.707	0

Mutual Shares Securities Fund	08	2005	12.839	13.840	0
Mutual Shares Securities Fund	08	2004	11.692	12.839	0
Mutual Shares Securities Fund	08	2003	10.000	11.692	0

PIMCO Real Return Portfolio	01	2005	11.205	11.252	6,347
PIMCO Real Return Portfolio	01	2004	10.461	11.205	5,858
PIMCO Real Return Portfolio	01	2003	10.000	10.461	1,558

PIMCO Real Return Portfolio	02	2005	11.167	11.191	19,446
PIMCO Real Return Portfolio	02	2004	10.446	11.167	18,224
PIMCO Real Return Portfolio	02	2003	10.000	10.446	20,758

PIMCO Real Return Portfolio	03	2005	11.158	11.176	0
PIMCO Real Return Portfolio	03	2004	10.443	11.158	0
PIMCO Real Return Portfolio	03	2003	10.000	10.443	0

PIMCO Real Return Portfolio	04	2005	11.129	11.130	28,091
PIMCO Real Return Portfolio	04	2004	10.432	11.129	28,506
PIMCO Real Return Portfolio	04	2003	10.000	10.432	366

PIMCO Real Return Portfolio	05	2005	11.120	11.115	0
PIMCO Real Return Portfolio	05	2004	10.429	11.120	0
PIMCO Real Return Portfolio	05	2003	10.000	10.429	0

PIMCO Real Return Portfolio	06	2005	11.091	11.070	241
PIMCO Real Return Portfolio	06	2004	10.418	11.091	243
PIMCO Real Return Portfolio	06	2003	10.000	10.418	245

PIMCO Real Return Portfolio	07	2005	10.819	10.792	570
PIMCO Real Return Portfolio	07	2004	10.167	10.819	572
PIMCO Real Return Portfolio	07	2003	10.000	10.167	0

PIMCO Real Return Portfolio	08	2005	10.782	10.734	0
PIMCO Real Return Portfolio	08	2004	10.154	10.782	0
PIMCO Real Return Portfolio	08	2003	10.000	10.154	0

PIMCO Total Return Portfolio	01	2005	10.402	10.482	58,920
PIMCO Total Return Portfolio	01	2004	10.084	10.402	57,961
PIMCO Total Return Portfolio	01	2003	10.000	10.084	39,823

PIMCO Total Return Portfolio	02	2005	10.367	10.425	204,699
PIMCO Total Return Portfolio	02	2004	10.070	10.367	218,066
PIMCO Total Return Portfolio	02	2003	10.000	10.070	71,830

PIMCO Total Return Portfolio	03	2005	10.358	10.411	5,607
PIMCO Total Return Portfolio	03	2004	10.067	10.358	5,476
PIMCO Total Return Portfolio	03	2003	10.000	10.067	3,888

PIMCO Total Return Portfolio	04	2005	10.332	10.369	222,319
PIMCO Total Return Portfolio	04	2004	10.056	10.332	216,660
PIMCO Total Return Portfolio	04	2003	10.000	10.056	122,029

PIMCO Total Return Portfolio	05	2005	10.323	10.354	0
PIMCO Total Return Portfolio	05	2004	10.053	10.323	0
PIMCO Total Return Portfolio	05	2003	10.000	10.053	0

PIMCO Total Return Portfolio	06	2005	10.296	10.312	47,570
PIMCO Total Return Portfolio	06	2004	10.043	10.296	56,008
PIMCO Total Return Portfolio	06	2003	10.000	10.043	32,820

PIMCO Total Return Portfolio	07	2005	10.216	10.227	50,208
PIMCO Total Return Portfolio	07	2004	9.970	10.216	51,027
PIMCO Total Return Portfolio	07	2003	10.000	9.970	35,147

PIMCO Total Return Portfolio	08	2005	10.182	10.171	4,586
PIMCO Total Return Portfolio	08	2004	9.957	10.182	4,465
PIMCO Total Return Portfolio	08	2003	10.000	9.957	4,304

Rydex Financial Services Fund	01	2005	11.630	11.825	26
Rydex Financial Services Fund	01	2004	10.097	11.630	53
Rydex Financial Services Fund	01	2003	7.963	10.097	82
Rydex Financial Services Fund	01	2002	10.000	7.963	0

Rydex Financial Services Fund	02	2005	11.565	11.735	0
Rydex Financial Services Fund	02	2004	10.061	11.565	0
Rydex Financial Services Fund	02	2003	7.951	10.061	0
Rydex Financial Services Fund	02	2002	10.000	7.951	0

Rydex Financial Services Fund	03	2005	11.549	11.713	0
Rydex Financial Services Fund	03	2004	10.052	11.549	0
Rydex Financial Services Fund	03	2003	7.948	10.052	0
Rydex Financial Services Fund	03	2002	10.000	7.948	0

Rydex Financial Services Fund	04	2005	11.500	11.645	46
Rydex Financial Services Fund	04	2004	10.025	11.500	0
Rydex Financial Services Fund	04	2003	7.939	10.025	0
Rydex Financial Services Fund	04	2002	10.000	7.939	0

Rydex Financial Services Fund	05	2005	11.484	11.623	0
Rydex Financial Services Fund	05	2004	10.016	11.484	0
Rydex Financial Services Fund	05	2003	7.935	10.016	0
Rydex Financial Services Fund	05	2002	10.000	7.935	0

Rydex Financial Services Fund	06	2005	11.435	11.556	0
Rydex Financial Services Fund	06	2004	9.989	11.435	0
Rydex Financial Services Fund	06	2003	7.926	9.989	0
Rydex Financial Services Fund	06	2002	10.000	7.926	0

Rydex Financial Services Fund	07	2005	13.516	13.653	0
Rydex Financial Services Fund	07	2004	11.813	13.516	0
Rydex Financial Services Fund	07	2003	10.000	11.813	0

Rydex Financial Services Fund	08	2005	13.471	13.579	0
Rydex Financial Services Fund	08	2004	11.798	13.471	0
Rydex Financial Services Fund	08	2003	10.000	11.798	0

Rydex Health Care Fund	01	2005	10.483	11.408	26
Rydex Health Care Fund	01	2004	10.035	10.483	52
Rydex Health Care Fund	01	2003	7.862	10.035	81
Rydex Health Care Fund	01	2002	10.000	7.862	0

Rydex Health Care Fund	02	2005	10.424	11.321	1,312
Rydex Health Care Fund	02	2004	9.999	10.424	833
Rydex Health Care Fund	02	2003	7.850	9.999	758
Rydex Health Care Fund	02	2002	10.000	7.850	250

Rydex Health Care Fund	03	2005	10.410	11.299	0
Rydex Health Care Fund	03	2004	9.990	10.410	0
Rydex Health Care Fund	03	2003	7.847	9.990	0
Rydex Health Care Fund	03	2002	10.000	7.847	0

Rydex Health Care Fund	04	2005	10.366	11.235	706
Rydex Health Care Fund	04	2004	9.963	10.366	659
Rydex Health Care Fund	04	2003	7.838	9.963	946
Rydex Health Care Fund	04	2002	10.000	7.838	763

Rydex Health Care Fund	05	2005	10.351	11.213	0
Rydex Health Care Fund	05	2004	9.954	10.351	0
Rydex Health Care Fund	05	2003	7.835	9.954	0
Rydex Health Care Fund	05	2002	10.000	7.835	0

Rydex Health Care Fund	06	2005	10.307	11.148	0
Rydex Health Care Fund	06	2004	9.927	10.307	0
Rydex Health Care Fund	06	2003	7.826	9.927	0
Rydex Health Care Fund	06	2002	10.000	7.826	0

Rydex Health Care Fund	07	2005	12.045	13.022	0
Rydex Health Care Fund	07	2004	11.607	12.045	0
Rydex Health Care Fund	07	2003	10.000	11.607	0

Rydex Health Care Fund	08	2005	12.005	12.952	0
Rydex Health Care Fund	08	2004	11.592	12.005	0
Rydex Health Care Fund	08	2003	10.000	11.592	0

Rydex VT OTC Fund	01	2005	10.128	10.072	0
Rydex VT OTC Fund	01	2004	9.418	10.128	0
Rydex VT OTC Fund	01	2003	6.585	9.418	0
Rydex VT OTC Fund	01	2002	10.000	6.585	0

Rydex VT OTC Fund	02	2005	10.071	9.995	0
Rydex VT OTC Fund	02	2004	9.384	10.071	0
Rydex VT OTC Fund	02	2003	6.575	9.384	0
Rydex VT OTC Fund	02	2002	10.000	6.575	0

Rydex VT OTC Fund	03	2005	10.057	9.976	0
Rydex VT OTC Fund	03	2004	9.376	10.057	0
Rydex VT OTC Fund	03	2003	6.572	9.376	0
Rydex VT OTC Fund	03	2002	10.000	6.572	0

Rydex VT OTC Fund	04	2005	10.014	9.919	1,782
Rydex VT OTC Fund	04	2004	9.350	10.014	1,782
Rydex VT OTC Fund	04	2003	6.564	9.350	1,783
Rydex VT OTC Fund	04	2002	10.000	6.564	1,304

Rydex VT OTC Fund	05	2005	10.000	9.900	0
Rydex VT OTC Fund	05	2004	9.342	10.000	0
Rydex VT OTC Fund	05	2003	6.562	9.342	0
Rydex VT OTC Fund	05	2002	10.000	6.562	0

Rydex VT OTC Fund	06	2005	9.958	9.843	0
Rydex VT OTC Fund	06	2004	9.317	9.958	0
Rydex VT OTC Fund	06	2003	6.554	9.317	0
Rydex VT OTC Fund	06	2002	10.000	6.554	0

Rydex VT OTC Fund	07	2005	13.055	12.898	0
Rydex VT OTC Fund	07	2004	12.221	13.055	0
Rydex VT OTC Fund	07	2003	10.000	12.221	0

Rydex VT OTC Fund	08	2005	13.011	12.828	0
Rydex VT OTC Fund	08	2004	12.205	13.011	0
Rydex VT OTC Fund	08	2003	10.000	12.205	0

Templeton Foreign Securities Fund Class 2	01	2005	15.274	16.550	39,343
Templeton Foreign Securities Fund Class 2	01	2004	13.103	15.274	36,946
Templeton Foreign Securities Fund Class 2	01	2003	10.000	13.103	13,653

Templeton Foreign Securities Fund Class 2	02	2005	15.222	16.461	60,999
Templeton Foreign Securities Fund Class 2	02	2004	13.085	15.222	62,522
Templeton Foreign Securities Fund Class 2	02	2003	10.000	13.085	42,548

Templeton Foreign Securities Fund Class 2	03	2005	15.209	16.438	2,416
Templeton Foreign Securities Fund Class 2	03	2004	13.081	15.209	2,503
Templeton Foreign Securities Fund Class 2	03	2003	10.000	13.081	2,322

Templeton Foreign Securities Fund Class 2	04	2005	15.170	16.371	100,775
Templeton Foreign Securities Fund Class 2	04	2004	13.067	15.170	106,865
Templeton Foreign Securities Fund Class 2	04	2003	10.000	13.067	65,656

Templeton Foreign Securities Fund Class 2	05	2005	15.157	16.349	0
Templeton Foreign Securities Fund Class 2	05	2004	13.063	15.157	0
Templeton Foreign Securities Fund Class 2	05	2003	10.000	13.063	0

Templeton Foreign Securities Fund Class 2	06	2005	15.119	16.282	17,553
Templeton Foreign Securities Fund Class 2	06	2004	13.050	15.119	20,673
Templeton Foreign Securities Fund Class 2	06	2003	10.000	13.050	13,353

Templeton Foreign Securities Fund Class 2	07	2005	14.664	15.785	19,607
Templeton Foreign Securities Fund Class 2	07	2004	12.664	14.664	21,640
Templeton Foreign Securities Fund Class 2	07	2003	10.000	12.664	15,298

Templeton Foreign Securities Fund Class 2	08	2005	14.615	15.700	2,272
Templeton Foreign Securities Fund Class 2	08	2004	12.647	14.615	2,379
Templeton Foreign Securities Fund Class 2	08	2003	10.000	12.647	2,591

Wanger International Select	01	2005	14.609	16.729	13,157
Wanger International Select	01	2004	11.947	14.609	11,281
Wanger International Select	01	2003	8.600	11.947	6,915
Wanger International Select	01	2002	10.000	8.600	1,171

Wanger International Select	02	2005	14.527	16.601	23,978
Wanger International Select	02	2004	11.904	14.527	27,469
Wanger International Select	02	2003	8.587	11.904	21,979
Wanger International Select	02	2002	10.000	8.587	66

Wanger International Select	03	2005	14.506	16.570	1,259
Wanger International Select	03	2004	11.893	14.506	1,379
Wanger International Select	03	2003	8.584	11.893	1,223
Wanger International Select	03	2002	10.000	8.584	0

Wanger International Select	04	2005	14.445	16.474	51,280
Wanger International Select	04	2004	11.861	14.445	54,911
Wanger International Select	04	2003	8.574	11.861	35,989
Wanger International Select	04	2002	10.000	8.574	1,430

Wanger International Select	05	2005	14.425	16.443	0
Wanger International Select	05	2004	11.851	14.425	0
Wanger International Select	05	2003	8.570	11.851	0
Wanger International Select	05	2002	10.000	8.570	0

Wanger International Select	06	2005	14.364	16.348	10,044
Wanger International Select	06	2004	11.819	14.364	12,302
Wanger International Select	06	2003	8.560	11.819	8,938
Wanger International Select	06	2002	10.000	8.560	0

Wanger International Select	07	2005	16.101	18.316	9,264
Wanger International Select	07	2004	13.255	16.101	10,705
Wanger International Select	07	2003	10.000	13.255	8,530

Wanger International Select	08	2005	16.047	18.218	903
Wanger International Select	08	2004	13.238	16.047	1,000
Wanger International Select	08	2003	10.000	13.238	1,142

Wanger International Small Cap	01	2005	15.467	18.488	6,743
Wanger International Small Cap	01	2004	12.073	15.467	6,730
Wanger International Small Cap	01	2003	8.246	12.073	6,328
Wanger International Small Cap	01	2002	10.000	8.246	4,054

Wanger International Small Cap	02	2005	15.381	18.347	14,033
Wanger International Small Cap	02	2004	12.030	15.381	13,883
Wanger International Small Cap	02	2003	8.233	12.030	10,585
Wanger International Small Cap	02	2002	10.000	8.233	8,486

Wanger International Small Cap	03	2005	15.359	18.312	192
Wanger International Small Cap	03	2004	12.019	15.359	193
Wanger International Small Cap	03	2003	8.230	12.019	193
Wanger International Small Cap	03	2002	10.000	8.230	1,378

Wanger International Small Cap	04	2005	15.294	18.207	911
Wanger International Small Cap	04	2004	11.987	15.294	959
Wanger International Small Cap	04	2003	8.220	11.987	705
Wanger International Small Cap	04	2002	10.000	8.220	6,129

Wanger International Small Cap	05	2005	15.273	18.172	0
Wanger International Small Cap	05	2004	11.976	15.273	0
Wanger International Small Cap	05	2003	8.217	11.976	0
Wanger International Small Cap	05	2002	10.000	8.217	0

Wanger International Small Cap	06	2005	15.208	18.067	0
Wanger International Small Cap	06	2004	11.943	15.208	0
Wanger International Small Cap	06	2003	8.207	11.943	773
Wanger International Small Cap	06	2002	10.000	8.207	773

Wanger International Small Cap	07	2005	17.416	20.679	0
Wanger International Small Cap	07	2004	13.684	17.416	0
Wanger International Small Cap	07	2003	10.000	13.684	0

Wanger International Small Cap	08	2005	17.357	20.568	0
Wanger International Small Cap	08	2004	13.666	17.357	0
Wanger International Small Cap	08	2003	10.000	13.666	0

Wanger Select	01	2005	13.860	15.062	26,959
Wanger Select	01	2004	11.813	13.860	22,199
Wanger Select	01	2003	9.188	11.813	13,990
Wanger Select	01	2002	10.000	9.188	8,041

Wanger Select	02	2005	13.782	14.947	67,080
Wanger Select	02	2004	11.770	13.782	79,741
Wanger Select	02	2003	9.173	11.770	65,636
Wanger Select	02	2002	10.000	9.173	5,629

Wanger Select	03	2005	13.763	14.919	91
Wanger Select	03	2004	11.760	13.763	95
Wanger Select	03	2003	9.170	11.760	101
Wanger Select	03	2002	10.000	9.170	108

Wanger Select	04	2005	13.705	14.833	9,332
Wanger Select	04	2004	11.728	13.705	9,487
Wanger Select	04	2003	9.159	11.728	6,761
Wanger Select	04	2002	10.000	9.159	1,569

Wanger Select	05	2005	13.686	14.804	0
Wanger Select	05	2004	11.718	13.686	0
Wanger Select	05	2003	9.156	11.718	0
Wanger Select	05	2002	10.000	9.156	0

Wanger Select	06	2005	13.628	14.719	0
Wanger Select	06	2004	11.686	13.628	0
Wanger Select	06	2003	9.145	11.686	0
Wanger Select	06	2002	10.000	9.145	0

Wanger Select	07	2005	13.691	14.780	0
Wanger Select	07	2004	11.746	13.691	0
Wanger Select	07	2003	10.000	11.746	0

Wanger Select	08	2005	13.645	14.700	0
Wanger Select	08	2004	11.731	13.645	0
Wanger Select	08	2003	10.000	11.731	0

Wanger US Smaller Companies	01	2005	12.787	13.992	47,611
Wanger US Smaller Companies	01	2004	10.988	12.787	46,406
Wanger US Smaller Companies	01	2003	7.800	10.988	31,883
Wanger US Smaller Companies	01	2002	10.000	7.800	18,222

Wanger US Smaller Companies	02	2005	12.715	13.885	111,968
Wanger US Smaller Companies	02	2004	10.948	12.715	122,952
Wanger US Smaller Companies	02	2003	7.788	10.948	83,058
Wanger US Smaller Companies	02	2002	10.000	7.788	17,156

Wanger US Smaller Companies	03	2005	12.698	13.859	2,640
Wanger US Smaller Companies	03	2004	10.939	12.698	2,736
Wanger US Smaller Companies	03	2003	7.785	10.939	2,684
Wanger US Smaller Companies	03	2002	10.000	7.785	2,231

Wanger US Smaller Companies	04	2005	12.644	13.779	108,562
Wanger US Smaller Companies	04	2004	10.909	12.644	115,923
Wanger US Smaller Companies	04	2003	7.776	10.909	82,064
Wanger US Smaller Companies	04	2002	10.000	7.776	14,760

Wanger US Smaller Companies	05	2005	12.626	13.753	0
Wanger US Smaller Companies	05	2004	10.899	12.626	0
Wanger US Smaller Companies	05	2003	7.773	10.899	0
Wanger US Smaller Companies	05	2002	10.000	7.773	0

Wanger US Smaller Companies	06	2005	12.573	13.674	15,579
Wanger US Smaller Companies	06	2004	10.870	12.573	18,890
Wanger US Smaller Companies	06	2003	7.764	10.870	13,900
Wanger US Smaller Companies	06	2002	10.000	7.764	3,738

Wanger US Smaller Companies	07	2005	14.941	16.241	14,581
Wanger US Smaller Companies	07	2004	12.924	14.941	16,357
Wanger US Smaller Companies	07	2003	10.000	12.924	10,979

Wanger US Smaller Companies	08	2005	14.891	16.154	1,868
Wanger US Smaller Companies	08	2004	12.907	14.891	1,975
Wanger US Smaller Companies	08	2003	10.000	12.907	2,148

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS

MAY 1, 2006

SUN LIFE FINANCIAL MASTERSSM FLEX

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds"):
Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund Growth Opportunities
Securities Fund, Class 2	Portfolio
Franklin Templeton VIP Trust Templeton Growth	Wanger Select, Variable Series*
Securities Fund, Class 2	Small-Cap Value Equity Funds
Franklin Templeton VIP Trust Mutual	Columbia Small Cap Value Fund, Variable Series -
Shares Securities Fund, Class 2	Class B4*
Lord Abbett Series Fund All Value Portfolio	Franklin Templeton VIP Trust Franklin Small Cap
Lord Abbett Series Fund Growth & Income Portfolio	Value Securities Fund, Class 2
MFS/Sun Life Total Return - S Class	Small-Cap Blend Equity Funds
MFS/ Sun Life Value - S Class	Oppenheimer Main Street Small Cap Fund/VA
Large-Cap Blend Equity Funds	- Service Shares
Franklin Templeton VIP Trust Templeton Developing	Small-Cap Growth Equity Funds
Markets Securities Fund - Class 2	MFS/ Sun Life New Discovery - S Class
MFS/ Sun Life Capital Opportunities - S Class	Wanger US Smaller Companies, Variable Series*
MFS/Sun Life Emerging Markets Equity - S Class	Multi-Cap Equity Funds
MFS/ Sun Life Massachusetts Investors Trust	Sun Capital® All Cap Fund - S Class
- S Class	Specialty Funds
MFS/ Sun Life Research - S Class	MFS/ Sun Life Utilities - S Class
MFS/ Sun Life Research International - S Class	PIMCO VIT CommodityRealReturn Strategy
Oppenheimer Main Street Fund/VA - Service Shares	Portfolio
Large-Cap Growth Equity Funds	Sun Capital Real Estate Fund® - S Class
MFS/ Sun Life Emerging Growth - S Class	High-Quality Short-Term Bond Funds
MFS/ Sun Life Massachusetts Investors Growth	PIMCO VIT Low Duration Portfolio
Stock - S Class	High-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Strategic Growth - S Class	MFS/ Sun Life Government Securities - S Class
Columbia Marsico 21st Century Portfolio[1]*	Sun Capital Investment Grade Bond Fund®
Columbia Marsico Growth Portfolio[2]*	- S Class
Columbia Marsico International Opportunities	PIMCO VIT All Asset Portfolio
Portfolio[3]*	PIMCO VIT Total Return Portfolio
Oppenheimer Global Securities Fund/VA -	PIMCO VIT Real Return Portfolio
Service Shares	Medium-Quality Intermediate-Term Bond Funds
Oppenheimer Capital Appreciation Fund/VA -	PIMCO VIT Emerging Markets Bond Portfolio
Service Shares	Low-Quality Short-Term Bond Funds
SC FI Large Cap Growth Fund - S Class	MFS/ Sun Life High Yield - S Class
Mid-Cap Value Equity Funds	Money Market Funds
Lord Abbett Series Fund Mid Cap Value Portfolio	MFS/ Sun Life Money Market - S Class**
Moderate Allocation Funds	Sun Capital Money Market Fund® - S Class*
Fidelity VIP Freedom 2010 Portfolio Service - Class 2
Fidelity VIP Freedom 2015 Portfolio Service - Class 2
Fidelity VIP Freedom 2020 Portfolio Service - Class 2

* Available only to Owners who purchase their Contracts through Bank of America representatives.

** Not available to Owners who purchase their Contracts through Bank of America representatives.
[1]	Formerly known as Nations Marsico 21st Century Portfolio.
[2]	Formerly known as Nations Marsico Growth Portfolio.
[3]	Formerly known as Nations Marsico International Opportunities Portfolio.
[4]	Formerly known as Colonial Small Cap Value Fund, Variable Series, Class B.

Bank of America Capital Management, LLC, advises and Marsico Capital Management, LLC, sub-advises the Columbia Marsico Portfolios. Columbia Management Advisors, Inc., advises Columbia Small Cap Value Fund. Columbia Wanger Asset Management, L.P., advises Wanger U.S. Smaller Companies and Wanger Select. Franklin® Advisers, Inc. advises Franklin Small Cap Value Securities Fund. Franklin® Mutual Advisers, LLC advises Mutual Shares Securities Fund. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios. OppenheimerFunds, Inc. advises the Oppenheimer Funds. Strategic Advisers®, Inc. advises the Fidelity VIP Freedom Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SC FI Large Cap Growth Fund (sub-advised by Pyramis Global Advisors, LLC). Templeton® Asset Management Ltd. advises the Templeton Developing Markets Securities Fund. Templeton® Investment Counsel, LLC advises Templeton Foreign Securities Fund and Templeton Growth Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

SPECIAL TERMS *

PRODUCT HIGHLIGHTS *

FEES AND EXPENSES *

EXAMPLE *

CONDENSED FINANCIAL INFORMATION *

THE ANNUITY CONTRACT *

COMMUNICATING TO US ABOUT YOUR CONTRACT *

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) *

THE VARIABLE ACCOUNT *

VARIABLE ACCOUNT OPTIONS: THE FUNDS *

THE FIXED ACCOUNT *

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS *

THE ACCUMULATION PHASE *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates *

Other Programs *

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals not Subject to Withdrawal Charge *

Market Value Adjustment *

CONTRACT CHARGES *

Account Fee *

Administrative Expense Charge and Distribution Fee *

Mortality and Expense Risk Charge *

Charges for Optional Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification in the Case of Group Contracts *

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE *

Guaranteed Minimum Accumulation Benefit ("AB") Plan *

Guaranteed Minimum Withdrawal Benefit ("WB") Plan *

Cost of the Optional Living Benefit Rider *

Withdrawals Under the Optional Living Benefit Rider *

Annuitization Under the WB Plan *

Cancellation of the Optional Living Benefit Rider *

Revocation of the Optional Living Benefit Rider *

Step-Up *

Subsequent Purchase Payments After a Step-Up *

Renewal of the Optional Living Benefit Rider *

Refund of Rider Charges Under the AB Plan *

Tax Issues *

Your Death Under the AB Plan *

Your Death Under the WB Plan *

DEATH BENEFIT *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

THE INCOME PHASE - ANNUITY PROVISIONS *

Selection of Annuitant(s) *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

OTHER CONTRACT PROVISIONS *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

TAX CONSIDERATIONS *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

ADMINISTRATION OF THE CONTRACT *

DISTRIBUTION OF THE CONTRACT *

PERFORMANCE INFORMATION *

AVAILABLE INFORMATION *

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE *

STATE REGULATION *

LEGAL PROCEEDINGS *

FINANCIAL STATEMENTS *

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - GLOSSARY *

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT *

APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT *

APPENDIX D - CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX E - CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT *

APPENDIX F - CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT *

APPENDIX G - CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT *

APPENDIX H - CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX I - SECURED RETURNS FOR LIFE BENEFIT EXAMPLES *

APPENDIX J - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS *

APPENDIX K - SECURED RETURNS BENEFIT *

APPENDIX L - SECURED RETURNS 2 BENEFIT *

APPENDIX M - Build Your Portfolio *

APPENDIX N - CONDENSED FINANCIAL INFORMATION *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Sun Life Financial MastersSM Flex Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

In addition, we deduct a mortality and expense risk charge of 1.30% of the average daily value of the Contract invested in the Variable Account, if you were under 76 year of age on the Open Date, or 1.50% if you were age 76 or older on the Open Date. We also deduct an administrative charge of 0.15% of the average daily value and a distribution fee of 0.20% of the average daily value of the Contract invested in the Variable Account.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% and declines to 0% after the Purchase Payment has been in the Contract for four years.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect the optional living benefit rider, we will assess a quarterly charge currently equal to 0.125% of your Account Value. In the state of Washington, the charge is assessed on Variable Account Value only.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider: Secured Returns for Life

Secured Returns for Life guarantees a return of your initial Purchase Payment plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. You may choose to receive your Secured Returns for Life under one of two plans. Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary, or some later date if you choose to "step-up" your Guaranteed Living Benefit amount ("GLB amount"), we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. (Your first step-up of your GLB amount to your current Account Value may be made any time after your third Account Anniversary. A full three years must pass before you may elect to step-up your GLB amount again.) Under this Plan, if your Account Value is greater than or equal to your GLB amount on the date the Plan matures, we will refund the charges you paid for the Benefit. Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, we guarantee a return of your Remaining Guaranteed Living Benefit amount (RGLB amount") through periodic withdrawals and, if you meet certain conditions, you may receive payments for life. Secured Returns for Life is available only if you are age 85 or younger on the Open Date. If you annuitize, Secured Returns for Life terminates.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state. If you are 85 or younger on the Open Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you were 86 or older on the Open Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments made. All other Purchase Payments will be subject to a withdrawal charge. After the end of the fourth Account Year, any amount you withdraw is free of withdrawal charges. In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living A full three years must pass before you may elect to step-up your GLB amount again benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)

          P. O. Box 9133

          Wellesley Hills, Massachusetts 02481

          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments): [1]

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4 or more	0%

Maximum Fee Per Transfer (currently $0):		$15[2]

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%[3]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 50[4]

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets) 5
Mortality and Expense Risks Charge:	1.50%[6]
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.85%
[1]

During the first four Account Years, a portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after your fourth Account Anniversary, any amount withdrawn is free of the withdrawal charge. (See "Withdrawal Charges.")

[2]

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

[3]

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

[4]

The Annual Account Fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

[5]

All of the Variable Account Annual Expenses, except for the charges for the Secured Returns 2 and Secured Returns for Life Optional Living Benefit Riders, are assessed as a percentage of average daily net Variable Account assets. The charge for the Secured Returns 2 and Secured Returns for Life Optional Living Benefit Riders is assessed on a quarterly basis from your total Account Value (an annual rate of 0.50%). In the state of Washington the charge is assessed on Variable Account Value only.

[6]

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.30% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and the distribution fee will never be greater than 1.65% of average daily net Variable Account assets, regardless of your age on the Issue Date. (See "Mortality and Expense Risks Charge.")

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider (as a percentage of average daily net assets):	0.40%[7]

Maximum Charge for Secured Returns Optional Benefit Rider (as a percentage of average daily net assets):	0.40%[8]

Maximum Charge for Optional Living Benefit Rider (Secured Returns for Life or Secured Returns 2) (assessed at a quarterly rate of 0.125% of Account Value):	0.50%[9]

Total Variable Account Annual Expenses with Maximum Charges for Optional Death Benefit and Living Benefit Riders:	2.75%[9]

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement[10]	0.25%	3.04%
[7]

The optional death benefit riders are defined under "Death Benefit." These riders are available only if you are younger than age 80 on the Open Date. The charge varies depending upon the rider selected as follows:

Riders Elected	% of Average Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%
[8]

Available on Contracts issued prior to September 7, 2004. We will continue to deduct this annual charge until you annuitize your Contract or your Secured Returns Benefit Rider expires or is revoked. If your optional living benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary, except in the state of Oregon. (See "Appendix K Secured Returns Benefit" for more information)

[9]

If you elect the Optional Living Benefit Rider, you may choose any one of the optional death benefit riders, except EEB Premier Plus. The charge for the Optional Living Benefit may be increased at the time of a step-up to equal the rider fee imposed on newly issued Contracts at that time. If your Optional Living Benefit is cancelled, you will continue to pay the charge for the Benefit until your 7th Account Anniversary, except in the state of Oregon.

[10]	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2006. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursement arrangements are taken into consideration are 0.25% and 1.56%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,299	$2,524	$3,216	$6,234
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$586	$1,926	$3,216	$6,234

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (''Variable Accumulation Units'') is included in the back of this Prospectus as Appendix N.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit riders and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that required by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a statement of additional information for each Fund, may be obtained without charge from the company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Programs. At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under the Secured Returns for Life Benefit. (See "Optional Living Benefit Rider: Secured Returns for Life.")

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee; credit additional amounts; grant special Guaranteed Interest Rates in certain situations; or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

     Monitoring Service

You may elect, no later than your Issue Date, to participate in the Privacy Guard program offered through Affinion Services Group, Inc. ("Affinion"). This program is designed to help you access and monitor personal information that is recorded by national credit reporting agencies, by supplying you with a credit report and providing periodic monitoring of any new activity on your credit accounts. To participate in this program, you must authorize us to release certain information to Affinion. This will allow Affinion to set up your participation in Privacy Guard. If you elect Privacy Guard, your participation in this program will be free of charge for a period of twelve months from your Issue Date or until you cancel your Contract, if sooner. After the initial twelve-month period, you will be billed directly by Affinion for this service. You may terminate your participation in this program at any time. If you surrender your Contract within the first year, your participation in the program will automatically end. This program may not be available in your state.

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied.

Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation Program

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Optional Living Benefit Rider" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

The "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments you have made. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The "free withdrawal amount" that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The Withdrawal Charge Scale is as follows:

Number of Account Years	Withdrawal
Since Your Issue Date	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:
●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and /or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.20% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%, if you are age 75 or younger on the Open Date (1.50%, if you are age 76 or older on the Open Date). If your initial Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings realized on larger sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Benefit Riders

If you elect Secured Returns for Life, we will deduct a specific charge from your Account Value on the last day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year is currently equal to 0.50% of your Account Value. See "Cost of the Optional Living Benefit Rider" under "Optional Living Benefit Rider: Secured Returns for Life." For Contracts issued in the State of Washington, the charge is assessed on Variable Account Value only.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                 *As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS FOR LIFE

At issue, you may elect to participate in an optional living benefit rider: Secured Returns for Life (an "Optional Living Benefit" or a "Benefit"). The Benefit provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period. You may elect the Benefit on or before the Issue Date, provided:
●	the rider is available for sale in the state where the Contract is sold;

●	you limit the allocation of your Purchase Payments and Account Value to the investment options, known as "Designated Funds" that we make available with each rider; and

●	the oldest Owner has not attained age 86 on the Open Date.

You have the option of choosing between two different payment options under Secured Returns for Life: the Guaranteed Minimum Accumulation Benefit ("AB Plan") and the Guaranteed Minimum Withdrawal Benefit ("WB Plan"). These options are described in detail under captions containing those names.

We use the following definitions to describe how Secured Returns for Life works:
AB Plan Maturity Date	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to "step-up" your guaranteed values under the rider, 10 years from the date of the last step-up.

Guaranteed Living Benefit Amount (the "GLB amount"):

The minimum amount guaranteed under the Contract while you are participating in the AB Plan. The GLB amount is initially equal to your initial Purchase Payment, which is adjusted for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB amount is also used to set the GLB Base, Lifetime Income Base, and RGLB amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the "GLB Base"):

A value equal to the RGLB amount on the date you elect to participate in the WB Plan. The GLB Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The GLB Base is used to establish the Maximum WB Amount.

Lifetime Income Base:

A value equal to the RGLB amount on the later of the date you elect to participate in the WB Plan if you are age 60 or older and the first Account Anniversary after your 59th birthday. The Lifetime Income Base is adjusted later for any subsequent Purchase Payments, step-ups, and partial withdrawals. The Lifetime Income Base is used to establish the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.

Maximum WB For Life Amount:

The maximum guaranteed amount available for annual withdrawal during your lifetime. The Maximum WB for Life Amount is equal to 4% or 5% of the current Lifetime Income Base depending upon the age of the Contract Owner on the date of the first withdrawal under the WB Plan or last Step-Up Date. If your Contract is co-owned, the age of the oldest co-owner will be used to determine the Maximum WB for Life Amount.

Remaining Guaranteed Living Benefit (the "RGLB amount"):

If you elect the WB Plan, the minimum amount guaranteed under the Plan. The RGLB amount equals the GLB amount on the date you choose to participate in the WB Plan. This amount will be adjusted for subsequent Purchase Payments, step-ups, and partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. Your application lists the only Funds, Guarantee Period dollar cost averaging programs, and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change in the Designated Funds, your Account Value will remain in the previously available Designated Funds. However, any future transfers or Purchase Payments you make may only be allocated to the Designated Funds then available.

You may combine your optional living benefit rider with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns for Life and any elected optional death benefit rider automatically terminate.

Secured Returns for Life guarantees a return of your initial Purchase Payment regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit ("AB") Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit ("WB") Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life.

If you elect Secured Returns for Life, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract's maximum Annuity Commencement Date (the first day of the month following the youngest Annuitant's 95th birthday), the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time.

Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described befow under "Step-Up" and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:
Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1-2	100%
3-5	85%
6-8	70%
9-10	60%

Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Benefit.

If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. (See "Refund of Rider Charges Under the AB Plan.") For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in Appendix I.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described below under "Withdrawals Under the Optional Living Benefit Rider."

The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed below under "Withdrawals Under the Optional Living Benefit Rider."

Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under "Guaranteed Minimum Accumulation Benefit ("AB") Plan." Your GLB Base is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.

To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on the later of:
●	the date you elected to participate in the WB Plan if you are age 60 or older on that date, or

●	your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.

The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal after the WB Plan was elected, as follows:

Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount

65 or older	5% of the Lifetime Income Base

64 or younger	4% of the Lifetime Income Base

You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may seriously affect your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See "Withdrawals Under the Optional Living Benefit Rider.").

Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your last "Step-Up Date," described under "Step-Up." Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated or revoked.

For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in Appendix I.

     "Build Your Portfolio"

Among the choices of "Designated Funds" is a selection of funds, ("portfolio model"), that you design yourself using certain broad guidelines that we provide. To "build your portfolio," you pick funds from each of five asset classes: cash and short-term bonds funds; intermediate and long-term bonds funds; core equity funds; growth equity funds; and specialty funds. Altogether you must pick at least three funds but no more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the five asset classes altogether must total 100%. A chart showing the funds available in each asset class and the percentage range assigned to each asset class is included in Appendix M.

You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See "Transfer Privilege.") Withdrawals out of your portfolio model will be taken pro-rata from each of your selected funds. Any additional Purchase Payments will be allocated proportionally to your current fund selection. At any time you can change your fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the funds over the prior quarter.

If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted, however, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model.

     Replacement Program

If you purchased the Secured Returns 2 Benefit ("Secured Returns 2") prior to the later of the effective date of this Prospectus or 30 days after the date Secured Returns for Life became available for sale in your state, you may replace Secured Returns 2 with Secured Returns for Life, subject to our current underwriting rules. If you decide to replace Secured Returns 2 with Secured Returns for Life, you must notify us of your decision within 30 days of the date Secured Returns for Life is available for sale in your state. After you replace Secured Returns 2 with Secured Returns for Life, the following terms and conditions apply to your Contract:

●	Your GLB amount will not change upon replacement.

●	All benefits provided under Secured Returns for Life will commence on the date we receive your notification to participate in Secured Returns for Life ("Notification Date").

●	Any refund of rider charges (described below) will be applied to rider charges paid while participating in Secured Returns 2 as well as those paid while participating in Secured Returns for Life.

●

The time period for measuring the duration of your Secured Returns for Life Benefit will be based upon your Contract's Issue Date. For example, if you chose to exchange Secured Returns 2 for Secured Returns for Life twelve months after your Issue Date, your AB Plan will mature in nine years.

●	If you are participating in the WB Plan on the Notification Date, then you must remain in the WB Plan.

●	If you are participating in the WB Plan on the Notification Date then, on that Date, we will calculate your GLB Base as follows:

Your GLB Base = your Maximum WB Amount under Secured Returns 2
0.07

●

If you are participating in the WB Plan on the Notification Date, have passed your first Account Anniversary after your 59th birthday, and have never withdrawn more than your Maximum WB Amount in any Account Year, then, on the Notification Date, we will calculate your Lifetime Income Base as follows:

Your Lifetime Income Base = your Maximum WB Amount under Secured Returns 2
0.07

●

If you are participating in the WB Plan on the Notification Date, have passed your first Account Anniversary after your 59th birthday, and have withdrawn more than your Maximum WB Amount in any one Account Year, then, on the Notification Date, we will calculate your Lifetime Income Base as follows:

Your Lifetime Income Base = your GLB amount

●

If you are participating in the WB Plan on the Notification Date, but have not passed your first Account Anniversary after your 59th birthday as of that Date, then we will calculate your Lifetime Income Base on your first Account Anniversary after your 59th birthday using your GLB amount on that Account Anniversary.

Cost of the Optional Living Benefit Rider

Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. For Contracts issued in the State of Washington, the charge for the Benefit will be made as a specific deduction from Variable Account Value, taken on the last valuation day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value (Variable Account Value in Washington). The quarterly charge will be determined by multiplying the Account Value (Variable Account Value in Washington) at the end of the Account Quarter by 0.00125. (See Example 7 in Appendix I.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.

We will continue to deduct this charge until:
●	you annuitize; or

●	under the provisions of Secured Returns for Life;

●	your benefit matures;

●	the benefit is revoked (see "Revocation of the Optional Living Benefit Rider"); or

●	your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.

Cancellation of the Benefit (caused by a transfer out of the Designated Funds, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge (except in Oregon), until the 7th Account Anniversary. (See "Cancellation of the Optional Living Benefit Rider.")

Withdrawals Under the Optional Living Benefit Rider

All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, any withdrawals you take under Secured Returns for Life Plus will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan.

Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal

old GLB amount x	Account Value immediately before partial withdrawal
Account Value immediately after partial withdrawal

Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.

Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.

If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:
●	your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal and

●	your Account Value after the withdrawal.

Your new GLB will be the lesser of:
●	your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	your Account Value after the withdrawal.

Your new Maximum WB Amount will be 5% of you new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.

The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.

Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of

●	your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and

●	the Account Value after the withdrawal.

A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the last "Step-Up Date," if later) as follows:

Your Age on the later of Date of First Withdrawal under WB Plan or Last Step-Up Date	New Maximum WB for Life Amount

65 or older	5% of the new Lifetime Income Base

64 or younger	4% of the new Lifetime Income Base

The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.

In general when participating in the WB Plan, you should keep the following in mind:
● A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce or eliminate your Secured Returns for Life Benefits.

●

If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate.

●

If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:

(1)

You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. After the death of an Owner, your beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero; or

(2) You (or your beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

If you do not make a choice, we will default you to option 1.

For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in Appendix I.

Annuitization Under the WB Plan

Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the maximum Annuity Commencement Date, you may elect to:

●	annuitize your Contract;

●	surrender your Contract;

●	receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or

●	receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero.

Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.

Cancellation of the Optional Living Benefit Rider

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life benefits will be cancelled.

An assignment of ownership of the Contract will also cancel Secured Returns for Life.

Once the Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation of the benefits , you will continue to pay the annual charge for Secured Returns for Life (except in Oregon) until your 7th Account Anniversary.

Revocation of the Optional Living Benefit Rider

Anytime after your 7th Account Anniversary, you may revoke Secured Returns for Life. (In Oregon, you may elect to revoke at any time.) Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up

On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)

If you are participating in the AB Plan, on the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●	your current Account Value is greater than the current GLB amount and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●	your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and

●	your Account Value is $5,000,000 or less on your Step-Up Date.

For purposes of determining the $5,000,000 limit, we reserve the right to aggregate your Account Value with the account values of all other Sun Life variable annuity contracts you own.

If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.

Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Rider charge, i.e. the "AB Plan Maturity Date"). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in Appendix I.)

Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth above under "Cost of the Optional Living Benefit Rider." If we are no longer issuing new Contracts with the Secured Returns for Life Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your maximum Annuity Commencement Date. After the step up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in Appendix I.)

If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above under "Guaranteed Minimum Withdrawal Benefit ('WB') Plan". (See Examples 14 and 15 in Appendix I.).

Subsequent Purchase Payments After a Step-Up

Under the WB Plan, subsequent Purchase Payments will increase, on a dollar-for-dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.

Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed.

Renewal of the Optional Living Benefit Rider

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns for Life, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns for Life Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Secured Returns for Life will be discontinued. We reserve the right to stop offering any Optional Living Benefit to new Owners. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns for Life.

Refund of Rider Charges Under the AB Plan

If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Return for Life ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such AB Plan Maturity Date. No refund of the Secured Return for Life rider charges will be made if you change from the AB Plan to the WB Plan.

Tax Issues

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations (collectively, the "Federal Tax Laws"). These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year you attain age 70 1/2. Your failure to withdraw your yearly RMD amount from your Qualified Contract ("Yearly RMD Amount") could result in adverse tax treatment.

When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.

In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, or Lifetime Income Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that

(1)

you withdraw your Qualified Contract's first Yearly RMD Amount in the calendar year you attain age 70 1/2 rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and

(2)	you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year's Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce GLB Base, or Lifetime Income Base, or both of these amounts, per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Optional Living Benefit Rider"), when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. Your surviving spouse has three options under the Contract.

(1)

Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)

Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.

(3)

Your surviving spouse can elect to participate in a new optional living benefit rider on the original Contract (assuming that the rider is available to new Owners at the time of such election) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:

●	the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or

●	the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan Election.

Your Death Under the WB Plan

If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has two additional options under the Contract:
(1)

Your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

(2)

Your surviving spouse can elect to participate in a new rider on the original contract (as described above under "Your Death Under the AB Plan") and, thus, be eligible to receive lifetime withdrawal benefits.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on your Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you. Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under basic death benefit (above), or

●

your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under basic death benefit (above), or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount." Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year periods certain are not available if your Account has been issued within the past 4 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.65% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if allowed by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution, or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax-qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts.  If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005 approximately $446,387, $3,084,185, and $4,184,376, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------
To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Sun Life Financial Masters Flex Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant and while the Owner is still alive during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE", "US", "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used as described under "Calculating the Death Benefit."

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the Owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
				Payment
		Hypothetical	Free	Subject to	Withdrawal	Withdrawal
Account		Account	Withdrawal	Withdrawal	Charge	Charge
Year		Value	Amount	Charge	Percentage	Amount
(a)	1	$41,000	$ 4,000	$37,000	8.00%	$2,960
	2	$44,200	$ 4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$ 4,000	$40,000	7.00%	$2,800
	4	$51,500	$ 4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$ 0	0.00%	$ 0
	6	$60,000	$60,000	$ 0	0.00%	$ 0
(a)

The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)

In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your unliquidated Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your unliquidated Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.

								Remaining
		Hypothetical	Free		Amount of			Free
		Account	Withdrawal		Withdrawal			Withdrawal	Hypothetical
		Value	Amount		Subject to	Withdrawal	Withdrawal	Amount	Account
Account		Before	Before	Amount of	Withdrawal	Charge	Charge	After	Value after
Year		Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal

1		$41,000	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$41,000
2		$44,200	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$44,200
3		$47,700	$4,000	$ 0	$ 0	7.00%	$ 0	$4,000	$47,700
(a)	4	$48,200	$4,000	$ 3,000	$ 0	6.00%	$ 0	$1,000	$45,200
(b)	4	$46,000	$1,000	$ 8,000	$ 7,000	6.00%	$ 420	$ 0	$38,000
(c)	4	$38,250	$ 0	$12,000	$12,000	6.00%	$ 720	$ 0	$26,250
(d)	4	$26,650	$ 0	$22,000	$21,000	6.00%	$1,260	$ 0	$ 4,650

Totals				$45,000	$40,000	6.00%	$2,400	$ 0	$ 4,650

(a)

In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $33,000.

(c)

Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $21,000.

(d)

Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of unliquidated Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of unliquidated Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

PART 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

     The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

     These examples assume the following:
(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

(2)	The date of surrender is 2 years from the Expiration Date (N = 24).

(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

(4)	The interest earned in the current Account Year is $674.16.

(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

    The MVA factor       =      [(1 + I) / (1 + J + b)] ^ (N/12)   -1

                                        =     [(1 + .06) / (1 + .08)] ^ (24/12) -1

                                        =     (.981^ 2) -1

                                        =     .963 -1

                                        =  -  .037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

          ($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

    The MVA factor       =     [(1 + I) / (1 + J + b)] ^ (N/12)   -1

                                        =     [(1 + .06) / (1 + .05)] ^ (24/12) -1

                                        =     (1.010 ^ 2) -1

                                        =     1.019 -1

                                        =     .019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

          ($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 76,450.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 56,950.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 89,950
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

* Adjusted Purchase Payments can be calculated as follows:

Purchase Payments x (Account Value after withdrawal / Account Value before withdrawal) = $100,000 x ($120,000 / $150,000) = $80,000

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the Owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
45% of the above amount	=	$ 13,417
Cap of 100% of Adjusted Purchase Payments	=	$ 85,185
The lesser of the above two amounts = the EEB Premier amount	=	$ 13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal/Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the Owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 8. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
SECURED RETURNS FOR LIFE BENEFIT EXAMPLES

All of the following examples are based upon the assumption that you purchased a Contract on January 1, 2006 with an initial Purchase Payment of $100,000 and you elected Secured Returns for Life. Your initial GLB amount equals your deposit amount of $100,000.

EXAMPLE 1: Calculation of Benefits under AB Plan.
●	Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.
●	Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●	Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.
●

If Secured Returns for Life is still available to new Owners, you may elect to renew your participation in Secured Returns for Life with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.
●	Assume that you did not elect the WB Plan at any time and that your Designated Funds had low investment performance.
●	On June 1, 2010, you deposit an additional $80,000.
●

Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.
●	Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.
●

If Secured Returns for Life is still available to new Owners, you may elect to renew your participation in Secured Returns for Life with a new GLB amount of $168,000 at the cost and terms available to new Owners.

EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.
●	Assume that you did not elect the WB Plan at any time and that your Designated Funds had low investment performance.
●	On June 1, 2010, you deposit an additional $80,000.
●

Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].

●	Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●

Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.

●

If Secured Returns for Life is still available to new Owners, you may elect to renew your participation in Secured Returns for Life with a new GLB amount of $207,500 at the cost and terms available to new Owners.

EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.
●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●

Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Funds, your Account Value equals zero. On December 31, 2025:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
You will continue to receive $4,000 per year as long as you are alive.

EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.
●	Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday
●	Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●	On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●	Your Account Value is reduced by the amount of the withdrawal [$5,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●

Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:

●	Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●	Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].
●	Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)]
●	Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.

EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.
●	Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●	On January 1, 2006:
●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●	On December 31, 2006, after your first systematic withdrawal of $4,000:
●	Your Account Value is reduced by the amount of the withdrawal [$4,000].
●	Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●	Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●

Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:

●	Your Account Value equals $130,000 [$80,000 + $50,000].
●	Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●	Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●	Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●	Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]

You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.

●

Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:

●	Your Account Value equals zero.
●	Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].
●	Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●	Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:

(1) withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2) withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

●	Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●	Your Account Value equals zero.
●	Your GLB amount equals zero.
●	Your GLB Base equals zero because your GLB amount equals zero.
●	Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.

EXAMPLE 7: Calculation of Explicit Rider Charges.
●

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●

On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).

●

On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).

●

On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).

●

This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.

●

If Secured Returns for Life is still available to new Owners, you may elect to renew your participation in Secured Returns for Life with a new GLB amount equal to the ending January 1, 2016 Account Value at the cost and terms available to new Owners.

EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.
●	Assume that you did not elect the WB plan at any time.
●	Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●	On January 1, 2007, your GLB amount will be reset to $90,000. This equalsthe previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000/$110,000].
●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).
●

If Secured Returns for Life is still available to new Owners, you may elect to renew your participation in Secured Returns for Life with a new GLB amount of $90,000 at the cost and terms available to new Owners.

EXAMPLE 9: Withdrawals with Sub-deposits under the AB Plan; low investment performance.
●	Assume that you did not elect the WB Plan at any time.
●	On June 1, 2010, you deposit an additional $80,000.
●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)]
●	Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●	On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000/$240,000].
●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).
●

If Secured Returns for Life is still available to new Owners, you may elect to renew your participation in Secured Returns for Life with a new GLB amount of $140,000 at the cost and terms available to new Owners.

EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.
●

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Funds have had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●

Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].

●	Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Funds, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% or $3,330 or $133.

●	Assume you Designated Funds earn -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●	Your Account Value is zero.
●	Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●	Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●	Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●	Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●	Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base.]

Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.

EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.
●

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Funds have had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●

Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●	Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Funds, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.

●	Assume your Designated Funds earn 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●	Your Account Value is $27,108.
●	Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●	Your GLB Base is zero because your GLB amount is equal to zero.
●	Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●	Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108.]

Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.

EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.
●

Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Funds have had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●	On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●	Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●	Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●	Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●

Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].

●	Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●

Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Funds, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.

●	Assume your Designated Funds earn -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●	Your Account Value is $1, 457 [$7,609 x (1 - 0.02) - $6,000].
●	Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●	Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - $6,000 - $380)] and (2) your new Account Value ($1,457)].
●	Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base.]
●	Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●	Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457.]

Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).

If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:

(1)	withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2)	withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.

If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.

EXAMPLE 13: Step-up elected under AB Plan.
●

Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.

●

Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).
●

If Secured Returns for Life is still available to new Owners, you may elect to renew your participation in Secured Returns for Life with a new GLB amount of $150,000 at the cost and terms available to new Owners.

EXAMPLE 14: Step-up elected under WB Plan.
●

Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Funds have had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:

●	Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●	On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●	Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●	Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●	Your Account Value is $103,184.
●	Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●	Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●	Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●	Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●	Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].

Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:

●	Your Account Value is $103,184.
●	Your GLB amount is $103,184.
●	Your GLB Base is $103,184.
●	Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●	Your Lifetime Income Base is $103,184.
●	Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
*

Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan, Refund Applies.
●

Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).

●	On June 1, 2010, you deposit an additional $80,000.
●

On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new deposit amount.

●	Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.
●

If Secured Returns for Life is still available to new Owners, you may elect to renew your participation in Secured Returns for Life with a new GLB amount of $293,850 at the cost and terms available to new Owners.

APPENDIX J -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The current available variable investment options are those listed on page 1 of the prospectus.

If you purchased your Contract before February 2, 2004, you may also make subsequent Purchase Payments to the following investment options that were available prior to that date:

Large-Cap Value Equity Funds

   MFS/Sun Life Strategic Value - S Class

Large-Cap Growth Equity Funds

   MFS/Sun Life Capital Appreciation - S Class

   MFS/Sun Life Global Growth - S Class

Mid-Cap Value Equity Funds

   MFS/Sun Life Mid Cap Value - S Class

   Sun Capital Real Estate Fund® - Initial Class

Mid-Cap Growth Equity Funds

   MFS/Sun Life Mid Cap Growth - S Class

Medium Quality Intermediate-Term Bond Funds

   MFS/Sun Life Bond - S Class

   MFS/Sun Life Strategic Income - S Class

Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Sun Capital Advisers, Inc. advises the Sun Capital Funds.

APPENDIX K -
SECURED RETURNS BENEFIT

The optional living benefit rider "Secured Returns Benefit" was available for on all Contracts issued prior to September 7, 2004. Subject to state availability, after September 7, 2004, a new enhanced living benefit rider, "Secured Returns 2", became available under the Contract. The following information applies to your Contract if you purchased your Contract prior to the date Secured Returns 2 became available in your state and you have not elected to replace your Secured Returns Benefit with the Secured Returns 2.

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. Your application lists the only Funds and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

If you elect the Secured Returns Benefit with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets. If you elect the Secured Returns Benefit with the EEB Premier rider, we will assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.

Anytime after your 7th Account Anniversary, the Secured Returns Benefit may be revoked. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elect the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.

If you elect the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan. You are automatically enrolled in the AB Plan at the time you elect the Secured Returns Benefit. Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 below.

If you elected to participate in the AB Plan and you remained in the Plan for the entire 10-year period, you may elect to renew your participation in the Secured Returns Benefit, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued. We reserve the right to stop offering the optional Secured Returns Benefit to new Owners. If we do so, renewals will no longer be available.

If you elected to participate in the WB Plan during your initial 10-year period, you may not renew your participation in the Secured Returns Benefit.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount ("GLB amount") over your Account Value after the application of any other Contract transactions. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage Guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 below. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns Benefit.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 below.)

If you (as Participant) die while the AB Plan is still in force, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. Your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year until your remaining GLB amount equals zero. This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining RGLB amount may be adversely affected. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remainingGLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan.

For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 below.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:
(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 below.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

If you (as Participant) die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance " under "DEATH BENEFIT.") In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Certificate, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED THE SECURED RETURNS BENEFIT ON OR BEFORE YOUR ISSUE DATE.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan.

EXAMPLE 1: Low investment performance; no WB election.
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.

●

Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: High investment performance; no WB election
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.

●

Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased. If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $200,000 at the cost and terms available to new Owners.

EXAMPLE 3: Low investment performance; WB election
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.

●

On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates and no renewal applies.

EXAMPLE 4: High investment performance; WB election
●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.

●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.

●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.

●

Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the remaining GLB amount. The Secured Returns Benefit thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No renewal is available.

Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 5: Withdrawals Under the AB Plan
●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.

●

Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●

Assume you make no more withdrawals or deposits and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit, at the cost and terms available to new Owners, with a new GLB amount of $90,000.

EXAMPLE 6: Withdrawals Under the WB Plan
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.

●

Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●

Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●

Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) / $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000/12.57).

EXAMPLE 7: Withdrawals with Subsequent Purchase Payments under the AB Plan
●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.

●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).

●

Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000/$240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

●

Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $154,167 at the cost and terms available to new Owners.

EXAMPLE 8: Withdrawals with Subsequent Purchase Payments under the WB Plan
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.

●

Assume that, on January 6, 2004, you make an additional deposit of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●

Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●

Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero. No renewal of the Secured Returns Benefit is available.

APPENDIX L -
SECURED RETURNS 2 BENEFIT

If you purchased the Secured Returns Benefit ("SR1") prior to the later of September 7, 2004, or the date Secured Returns 2 became available for sale in your state, you were given to opportunity to replace SR1 with Secured Returns 2. If you chose to replace your SR1 with Secured Returns 2, the following terms and conditions apply to your Contract:

●	Your GLB amount did not change.

●

Charges for Secured Returns 2 commenced on the first "Account Quarter" (defined below) following the date we received your notification to participate in Secured Returns 2 ("Notification Date"), and were be applied on a pro rata basis starting from the Notification Date.

●	All benefits provided under Secured Returns 2 commenced on the Notification Date.

●	Any refund of rider charges (described below) will only be applied to charges paid after the Notification Date. You will not receive any refund of charges paid for SR1.

●

The time period for measuring the duration of your Secured Returns 2 Benefit will be based upon your Contract's Issue Date. For example, if you chose to exchange SR1 for Secured Returns 2 twelve months after your Issue Date, your AB Plan will mature in nine years.

●

If you were participating in the WB Plan on the Notification Date, then you must remain in the WB Plan. If you were participating in the AB Plan on the Notification Date, you may not elect to participate in the WB Plan until after your first Account Anniversary.

Subject to state availability, after October 31, 2005, a new enhanced living benefit rider, Secured Returns for Life, became available under the Contract. The following information applies to your Contract if you purchased your Contract prior to the date Secured Returns for Life became available and you have not elected to replace Secured Returns 2 with Secured Returns for Life.

The Secured Returns 2 Benefit ("Benefit" or "Secured Returns 2") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.

Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit rider other than the EEB Premier Plus rider. Upon annuitization, Secured Returns 2 and any elected optional death benefit rider automatically terminate.

To participate in Secured Returns 2, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. Your application lists the only Funds and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under "Variable Accumulation Unit Value." Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. For Contracts issued in the State of Washington, the charge for the Benefit will be made as a specific deduction from Variable Account Value, taken on the last valuation day of the Account Quarter. ("Account Quarters" are defined as three-month periods, with the first Account Quarter beginning on your Issue Date.) The charge per year is equal to 0.50% of your Account Value (Variable Account Value in Washington). The quarterly charge will be determined by multiplying the Account Value (Variable Account Value in Washington) at the end of the Account Quarter by 0.00125. (See Example 12 in Appendix I.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Anytime after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns 2 Benefit will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns 2 Benefit will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.

If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.") In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount ("GLB amount") proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 9 and 11 below.

If you elect to participate in the AB Plan and you remain in the Plan until it matures, you may elect to renew your participation in Secured Returns 2, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns 2 Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued. We reserve the right to stop offering the optional Secured Returns 2 Benefit to new Owners. If we do so, renewals will no longer be available.

Once you elect to participate in the WB Plan, you may not renew your participation in Secured Returns 2.

Under the terms of the Guaranteed Minimum Accumulation Benefit ("AB") Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:

Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 3 below. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit.

If your Contract remains in the AB Plan until it "matures" on the later of your 10th Account Anniversary or 10 years from your last Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the "maturity date," then we will refund the charges you have paid for Secured Return 2 ("Refund Amount") by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated on a pro rata basis to the Designated Funds in which you are invested on such "maturity date." No refund of Secured Return 2 charges will be made if you change from the AB Plan to the WB Plan.

To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 below.)

If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. Your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and the date the AB Plan is scheduled to "mature". If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.

Under the terms of the Guaranteed Minimum Withdrawal Benefit ("WB") Plan, you may withdraw up to a set dollar amount from your Account Value each year until your remaining GLB amount equals zero. Once the RGLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or "maximum WB amount," is equal to 7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount may be adversely affected. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:
(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 below.)

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.

For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 below.

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

Step-Up of GLB Amount

After your fifth Account Anniversary, you may elect to increase your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in good order (the "Step-Up Date"), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.

Following your step-up election, the rider fee may be changed to an amount equal to the Secured Returns 2 fee charged on newly issued Contracts at that time. This fee may be higher than your current Secured Returns 2 fee as set forth below under "Cost of the Benefit." If we are no longer issuing new Contracts with the Secured Returns 2 Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up.

If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will "mature" on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 below.)

If you have been receiving benefits under the WB Plan, a step-up may change your "maximum WB amount." After the step up, your "maximum WB amount" will become the greater of the current "maximum WB amount" and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new "maximum WB amount." (See Example 8 below.)

At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.

Subsequent Purchase Payments After a Step-Up of GLB Amount

Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon "Step-Up Year" in which the Payment was made. (A "Step-Up Year" is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:

Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%

Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 below.)

ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU SELECTED THE SECURED RETURNS 2 PROGRAM. YOUR INITIAL GLB AMOUNT EQUALS YOUR DEPOSIT AMOUNT OF $100,000.

EXAMPLE 1: Low investment performance; no WB election.
●

Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.

●	Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).

●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: Low investment performance; no WB election, Step-up elected.
●

Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●

Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

●	Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $150,000 at the cost and terms available to new Owners.

EXAMPLE 3: High investment performance; no WB election, Refund applies.
●

Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.

●	Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.

●	Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.

●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Program with a new GLB amount of $207,500 at the cost and terms available to new Owners.

EXAMPLE 4: Low investment performance; WB election.
●

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.

●	On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.

●	These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates and no renewal is available.

EXAMPLE 5: High investment performance; WB election, Step-up elected.
●

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.

●

On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.

●	Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.

●	These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●

Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No Secured Returns 2 renewal is available.

EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.
●	Assume that you did not elect the WB plan at any time.

●	Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.

●	On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).

●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.

●	Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).

●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $90,000 at the cost and terms available to new Owners.

EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.
●

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●	Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.

●

Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.

●

Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account is $79,000 just before the withdrawal, and $74,000 just after the withdrawal.

●

Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) / $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 / 12.57).

EXAMPLE 8: Withdrawals under the WB Plan; high investment performance, Step-up elected.
●

Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.

●

Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●

Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.

●

On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.

●	Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.

●

Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No Secured Returns 2 renewal is available.

EXAMPLE 9: Withdrawals with Sub-deposits under the AB Plan; low investment performance.
●	Assume that you did not elect the WB Plan at any time.

●	On June 1, 2010, you deposit an additional $80,000.

●	On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)]

●	Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.

●	On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 - (40,000/240,000)].

●	Assume you make no more withdrawals or deposits and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.

●	Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).

●	If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount of $140,000 at the cost and terms available to new Owners.

EXAMPLE 10: Step-up and Sub-deposits under the AB Plan; high investment performance, Step-up elected, Refund applies.
●

Assume that you did not elect the WB Plan at any time and that your Designated Funds had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.

●	On June 1, 2011, you deposit an additional $80,000.

●

On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new deposit amount.

●

Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.

●	Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

●

If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in the Secured Returns 2 with a new GLB amount of $295,130 at the cost and terms available to new Owners.

EXAMPLE 11: Withdrawals with Sub-deposits under the WB Plan.
●

Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).

●	On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.

●	On January 6, 2007, you make an additional deposit of $50,000.

●	Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).

●	Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].

●	Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●	On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional deposits and the maximum WB amount is withdrawn annually.

●

Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 - ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates and no Secured Returns 2 renewal is available.

EXAMPLE 12: Calculation of Explicit Rider Charges.
●

Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.

●

On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).

●

On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).

●

On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).

●

This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

●

If Secured Returns 2 is still available to new Owners, you may elect to renew your participation in Secured Returns 2 with a new GLB amount equal to the ending January 1, 2015 Account Value at the cost and terms available to new Owners.

APPENDIX M -
Build Your Portfolio
Asset Class A1	Asset Class A2	Asset Class B1	Asset Class B2	Asset Class C
15% to 60%	10% to 40%	20% to 50%	0% to 30%	0% to 10%
MFS Money Market	PIMCO Total Return	Lord Abbett All Value	Franklin Small Cap Value Securities	MFS High Yield

PIMCO Low Duration	Sun Cap Investment Grade Bond	Lord Abbett Growth and Income	Oppenheimer Main Street Small Cap	PIMCO Emerging Markets Bond

	MFS Government Securities	MFS Strategic Value*	MFS Strategic Growth	MFS Strategic Income*

	MFS Bond*	MFS Value	MFS Mass Investors Growth Stock	Sun Cap Real Estate

	PIMCO Real Return	MFS Total Return	MFS Emerging Growth	PIMCO All Asset

		Franklin Mutual Shares	MFS Capital Appreciation*	PIMCO CommodityRealReturn

		Lord Abbett Mid Cap Value	Oppenheimer Capital Appreciation	Templeton Developing Markets Securities

		MFS Utilities	Sun Cap All Cap	MFS Emerging Markets Equity

		MFS Mid Cap Value*	Lord Abbett Growth Opportunities

		MFS Capital Opportunities	MFS Mid Cap Growth*

		MFS Mass Investors Trust	MFS New Discovery

		MFS Research	Templeton Foreign Securities

		Oppenheimer Main St.	MFS Research International

		Fidelity VIP Freedom 2010	Templeton Growth Securities

		Fidelity VIP Freedom 2015	Oppenheimer Global Securities

		Fidelity VIP Freedom 2020	MFS Global Growth*

SC FI Large Cap Growth

* Only available if you purchased your Contract before February 2, 2004.

Asset Class A1	Asset Class A2	Asset Class B1	Asset Class B2	Asset Class C
15% to 60%	10% to 40%	20% to 50%	0% to 30%	0% to 10%
Sun Capital Money Market	PIMCO Total Return	Lord Abbett All Value	Franklin Small Cap Value Securities	MFS High Yield

PIMCO Low Duration	Sun Cap Investment Grade Bond	Lord Abbett Growth and Income	Oppenheimer Main Street Small Cap	PIMCO Emerging Markets Bond

	MFS Government Securities	MFS Value	MFS Strategic Growth	Sun Cap Real Estate

	PIMCO Real Return	MFS Total Return	MFS Mass Investors Growth Stock	PIMCO All Asset

		Franklin Mutual Shares	MFS Emerging Growth	PIMCO CommodityRealReturn

		Lord Abbett Mid Cap Value	Oppenheimer Capital Appreciation	Templeton Developing Markets Securities

		MFS Utilities	Sun Cap All Cap	MFS/Sun Life Emerging Markets Equity

		MFS Capital Opportunities	Lord Abbett Growth Opportunities

		MFS Mass Investors Trust	MFS New Discovery

		MFS Research	MFS Templeton Foreign Securities

		Oppenheimer Main St.	MFS Research International

		Fidelity VIP Freedom 2010	Templeton Growth Securities

		Fidelity VIP Freedom 2015	Oppenheimer Global Securities

		Fidelity VIP Freedom 2020	Columbia Marsico Growth

Columbia Marsico 21st Century

Columbia Marsico International Opportunities

Wanger US Smaller Companies

Wanger Select

Columbia Small Cap Value

SC FI Large Cap Growth

APPENDIX N -
CONDENSED FINANCIAL INFORMATION

The following information for SUN LIFE FINANCIAL MASTERS FLEX should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

Columbia Small Cap Value Class B	01	2005	10.000	10.638	36

Columbia Small Cap Value Class B	02	2005	10.000	10.621	0

Columbia Small Cap Value Class B	03	2005	10.000	10.617	0

Columbia Small Cap Value Class B	04	2005	10.000	10.604	0

Columbia Small Cap Value Class B	05	2005	10.000	10.600	0

Columbia Small Cap Value Class B	06	2005	10.000	10.587	0

Columbia Small Cap Value Class B	07	2005	10.000	10.583	0

Columbia Small Cap Value Class B	08	2005	10.000	10.566	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	01	2005	10.000	10.313	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	02	2005	10.000	10.310	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	03	2005	10.000	10.309	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	04	2005	10.000	10.306	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	05	2005	10.000	10.306	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	06	2005	10.000	10.303	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	07	2005	10.000	10.302	0

Fidelity VIP Freedom 2010 Portfolio Service Class 2	08	2005	10.000	10.299	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	01	2005	10.000	10.388	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	02	2005	10.000	10.385	25,372

Fidelity VIP Freedom 2015 Portfolio Service Class 2	03	2005	10.000	10.384	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	04	2005	10.000	10.382	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	05	2005	10.000	10.381	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	06	2005	10.000	10.378	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	07	2005	10.000	10.377	0

Fidelity VIP Freedom 2015 Portfolio Service Class 2	08	2005	10.000	10.374	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	01	2005	10.000	10.429	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	02	2005	10.000	10.426	4,013

Fidelity VIP Freedom 2020 Portfolio Service Class 2	03	2005	10.000	10.425	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	04	2005	10.000	10.422	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	05	2005	10.000	10.422	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	06	2005	10.000	10.419	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	07	2005	10.000	10.418	0

Fidelity VIP Freedom 2020 Portfolio Service Class 2	08	2005	10.000	10.415	0

Franklin Small Cap Value Securities Fund	01	2005	16.534	17.688	114,618
Franklin Small Cap Value Securities Fund	01	2004	13.586	16.534	78,938
Franklin Small Cap Value Securities Fund	01	2003	10.455	13.586	49,845
Franklin Small Cap Value Securities Fund	01	2002	10.000	10.455	1,802

Franklin Small Cap Value Securities Fund	02	2005	16.453	17.565	215,958
Franklin Small Cap Value Securities Fund	02	2004	13.547	16.453	122,574
Franklin Small Cap Value Securities Fund	02	2003	10.446	13.547	65,485
Franklin Small Cap Value Securities Fund	02	2002	10.000	10.446	4,937

Franklin Small Cap Value Securities Fund	03	2005	16.433	17.535	8,656
Franklin Small Cap Value Securities Fund	03	2004	13.537	16.433	8,309
Franklin Small Cap Value Securities Fund	03	2003	10.444	13.537	926
Franklin Small Cap Value Securities Fund	03	2002	10.000	10.444	0

Franklin Small Cap Value Securities Fund	04	2005	16.373	17.444	112,378
Franklin Small Cap Value Securities Fund	04	2004	13.508	16.373	89,680
Franklin Small Cap Value Securities Fund	04	2003	10.438	13.508	57,738
Franklin Small Cap Value Securities Fund	04	2002	10.000	10.438	3,933

Franklin Small Cap Value Securities Fund	05	2005	16.352	17.414	1,325
Franklin Small Cap Value Securities Fund	05	2004	13.499	16.352	1,392
Franklin Small Cap Value Securities Fund	05	2003	10.435	13.499	1,346
Franklin Small Cap Value Securities Fund	05	2002	10.000	10.435	0

Franklin Small Cap Value Securities Fund	06	2005	16.292	17.323	8,878
Franklin Small Cap Value Securities Fund	06	2004	13.470	16.292	4,950
Franklin Small Cap Value Securities Fund	06	2003	10.429	13.470	2,191
Franklin Small Cap Value Securities Fund	06	2002	10.000	10.429	0

Franklin Small Cap Value Securities Fund	07	2005	15.200	16.154	0
Franklin Small Cap Value Securities Fund	07	2004	12.573	15.200	0
Franklin Small Cap Value Securities Fund	07	2003	10.000	12.573	0

Franklin Small Cap Value Securities Fund	08	2005	15.149	16.067	0
Franklin Small Cap Value Securities Fund	08	2004	12.557	15.149	0
Franklin Small Cap Value Securities Fund	08	2003	10.000	12.557	0

Lord Abbett All Value Portfolio	01	2005	11.824	12.437	52,984
Lord Abbett All Value Portfolio	01	2004	10.390	11.824	38,550
Lord Abbett All Value Portfolio	01	2003	10.000	10.390	0

Lord Abbett All Value Portfolio	02	2005	11.798	12.385	140,279
Lord Abbett All Value Portfolio	02	2004	10.389	11.798	51,646
Lord Abbett All Value Portfolio	02	2003	10.000	10.389	0

Lord Abbett All Value Portfolio	03	2005	11.792	12.372	5,641
Lord Abbett All Value Portfolio	03	2004	10.388	11.792	4,584
Lord Abbett All Value Portfolio	03	2003	10.000	10.388	0

Lord Abbett All Value Portfolio	04	2005	11.772	12.333	110,451
Lord Abbett All Value Portfolio	04	2004	10.387	11.772	41,817
Lord Abbett All Value Portfolio	04	2003	10.000	10.387	0

Lord Abbett All Value Portfolio	05	2005	11.766	12.320	1,272
Lord Abbett All Value Portfolio	05	2004	10.387	11.766	0
Lord Abbett All Value Portfolio	05	2003	10.000	10.387	0

Lord Abbett All Value Portfolio	06	2005	11.747	12.281	8,124
Lord Abbett All Value Portfolio	06	2004	10.386	11.747	3,935
Lord Abbett All Value Portfolio	06	2003	10.000	10.386	0

Lord Abbett All Value Portfolio	07	2005	11.740	12.268	0
Lord Abbett All Value Portfolio	07	2004	10.386	11.740	0
Lord Abbett All Value Portfolio	07	2003	10.000	10.386	0

Lord Abbett All Value Portfolio	08	2005	11.715	12.217	0
Lord Abbett All Value Portfolio	08	2004	10.384	11.715	0
Lord Abbett All Value Portfolio	08	2003	10.000	10.384	0

Lord Abbett Series Fund Growth and Income	01	2005	15.287	15.524	1,726,551
Lord Abbett Series Fund Growth and Income	01	2004	13.798	15.287	851,313
Lord Abbett Series Fund Growth and Income	01	2003	10.709	13.798	141,501
Lord Abbett Series Fund Growth and Income	01	2002	10.000	10.709	9,701

Lord Abbett Series Fund Growth and Income	02	2005	15.212	15.417	1,504,918
Lord Abbett Series Fund Growth and Income	02	2004	13.759	15.212	761,276
Lord Abbett Series Fund Growth and Income	02	2003	10.700	13.759	272,538
Lord Abbett Series Fund Growth and Income	02	2002	10.000	10.700	5,781

Lord Abbett Series Fund Growth and Income	03	2005	15.194	15.390	139,638
Lord Abbett Series Fund Growth and Income	03	2004	13.749	15.194	82,113
Lord Abbett Series Fund Growth and Income	03	2003	10.698	13.749	14,151
Lord Abbett Series Fund Growth and Income	03	2002	10.000	10.698	681

Lord Abbett Series Fund Growth and Income	04	2005	15.138	15.310	1,641,882
Lord Abbett Series Fund Growth and Income	04	2004	13.720	15.138	1,792,208
Lord Abbett Series Fund Growth and Income	04	2003	10.691	13.720	547,245
Lord Abbett Series Fund Growth and Income	04	2002	10.000	10.691	5,542

Lord Abbett Series Fund Growth and Income	05	2005	15.119	15.283	16,108
Lord Abbett Series Fund Growth and Income	05	2004	13.710	15.119	24,793
Lord Abbett Series Fund Growth and Income	05	2003	10.689	13.710	2,344
Lord Abbett Series Fund Growth and Income	05	2002	10.000	10.689	0

Lord Abbett Series Fund Growth and Income	06	2005	15.064	15.204	203,029
Lord Abbett Series Fund Growth and Income	06	2004	13.680	15.064	225,854
Lord Abbett Series Fund Growth and Income	06	2003	10.682	13.680	55,816
Lord Abbett Series Fund Growth and Income	06	2002	10.000	10.682	0

Lord Abbett Series Fund Growth and Income	07	2005	13.132	13.248	301,328
Lord Abbett Series Fund Growth and Income	07	2004	11.932	13.132	405,323
Lord Abbett Series Fund Growth and Income	07	2003	10.000	11.932	204,764

Lord Abbett Series Fund Growth and Income	08	2005	13.088	13.176	29,431
Lord Abbett Series Fund Growth and Income	08	2004	11.917	13.088	32,922
Lord Abbett Series Fund Growth and Income	08	2003	10.000	11.917	28,063

Lord Abbett Series Fund Growth Opportunities	01	2005	11.171	11.495	463,277
Lord Abbett Series Fund Growth Opportunities	01	2004	10.212	11.171	128,607
Lord Abbett Series Fund Growth Opportunities	01	2003	10.000	10.212	0
Lord Abbett Series Fund Growth Opportunities	01	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	02	2005	11.146	11.447	426,625
Lord Abbett Series Fund Growth Opportunities	02	2004	10.210	11.146	100,007
Lord Abbett Series Fund Growth Opportunities	02	2003	10.000	10.210	0
Lord Abbett Series Fund Growth Opportunities	02	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	03	2005	11.140	11.435	26,589
Lord Abbett Series Fund Growth Opportunities	03	2004	10.210	11.140	7,806
Lord Abbett Series Fund Growth Opportunities	03	2003	10.000	10.210	0
Lord Abbett Series Fund Growth Opportunities	03	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	04	2005	11.122	11.398	314,617
Lord Abbett Series Fund Growth Opportunities	04	2004	10.209	11.122	230,869
Lord Abbett Series Fund Growth Opportunities	04	2003	10.000	10.209	0
Lord Abbett Series Fund Growth Opportunities	04	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	05	2005	11.116	11.386	3,603
Lord Abbett Series Fund Growth Opportunities	05	2004	10.209	11.116	2,069
Lord Abbett Series Fund Growth Opportunities	05	2003	10.000	10.209	0
Lord Abbett Series Fund Growth Opportunities	05	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	06	2005	11.098	11.351	47,847
Lord Abbett Series Fund Growth Opportunities	06	2004	10.208	11.098	33,659
Lord Abbett Series Fund Growth Opportunities	06	2003	10.000	10.208	0
Lord Abbett Series Fund Growth Opportunities	06	2002	10.000	10.000	0

Lord Abbett Series Fund Growth Opportunities	07	2005	11.092	11.339	38,551
Lord Abbett Series Fund Growth Opportunities	07	2004	10.207	11.092	37,020
Lord Abbett Series Fund Growth Opportunities	07	2003	10.000	10.207	0

Lord Abbett Series Fund Growth Opportunities	08	2005	11.068	11.291	813
Lord Abbett Series Fund Growth Opportunities	08	2004	10.206	11.068	848
Lord Abbett Series Fund Growth Opportunities	08	2003	10.000	10.206	0

Lord Abbett Series Fund Mid Cap Value	01	2005	15.965	16.994	298,391
Lord Abbett Series Fund Mid Cap Value	01	2004	13.087	15.965	235,110
Lord Abbett Series Fund Mid Cap Value	01	2003	10.666	13.087	33,358
Lord Abbett Series Fund Mid Cap Value	01	2002	10.000	10.666	1,932

Lord Abbett Series Fund Mid Cap Value	02	2005	15.887	16.876	472,508
Lord Abbett Series Fund Mid Cap Value	02	2004	13.050	15.887	290,467
Lord Abbett Series Fund Mid Cap Value	02	2003	10.657	13.050	84,603
Lord Abbett Series Fund Mid Cap Value	02	2002	10.000	10.657	3,821

Lord Abbett Series Fund Mid Cap Value	03	2005	15.868	16.847	20,989
Lord Abbett Series Fund Mid Cap Value	03	2004	13.041	15.868	20,804
Lord Abbett Series Fund Mid Cap Value	03	2003	10.655	13.041	3,247
Lord Abbett Series Fund Mid Cap Value	03	2002	10.000	10.655	416

Lord Abbett Series Fund Mid Cap Value	04	2005	15.809	16.759	272,146
Lord Abbett Series Fund Mid Cap Value	04	2004	13.013	15.809	402,822
Lord Abbett Series Fund Mid Cap Value	04	2003	10.649	13.013	40,904
Lord Abbett Series Fund Mid Cap Value	04	2002	10.000	10.649	3,452

Lord Abbett Series Fund Mid Cap Value	05	2005	15.790	16.730	5,558
Lord Abbett Series Fund Mid Cap Value	05	2004	13.003	15.790	6,099
Lord Abbett Series Fund Mid Cap Value	05	2003	10.646	13.003	2,645
Lord Abbett Series Fund Mid Cap Value	05	2002	10.000	10.646	0

Lord Abbett Series Fund Mid Cap Value	06	2005	15.732	16.643	33,205
Lord Abbett Series Fund Mid Cap Value	06	2004	12.975	15.732	51,591
Lord Abbett Series Fund Mid Cap Value	06	2003	10.640	12.975	5,187
Lord Abbett Series Fund Mid Cap Value	06	2002	10.000	10.640	85

Lord Abbett Series Fund Mid Cap Value	07	2005	14.663	15.504	17,861
Lord Abbett Series Fund Mid Cap Value	07	2004	12.100	14.663	54,847
Lord Abbett Series Fund Mid Cap Value	07	2003	10.000	12.100	0

Lord Abbett Series Fund Mid Cap Value	08	2005	14.614	15.421	176
Lord Abbett Series Fund Mid Cap Value	08	2004	12.084	14.614	1,272
Lord Abbett Series Fund Mid Cap Value	08	2003	10.000	12.084	0

MFS/Sun Life Bond Series S Class	01	2005	11.858	11.848	78,095
MFS/Sun Life Bond Series S Class	01	2004	11.384	11.858	73,423
MFS/Sun Life Bond Series S Class	01	2003	10.578	11.384	78,545
MFS/Sun Life Bond Series S Class	01	2002	10.000	10.578	1,706

MFS/Sun Life Bond Series S Class	02	2005	11.800	11.766	117,261
MFS/Sun Life Bond Series S Class	02	2004	11.352	11.800	121,688
MFS/Sun Life Bond Series S Class	02	2003	10.569	11.352	83,166
MFS/Sun Life Bond Series S Class	02	2002	10.000	10.569	376

MFS/Sun Life Bond Series S Class	03	2005	11.785	11.746	14,193
MFS/Sun Life Bond Series S Class	03	2004	11.344	11.785	14,689
MFS/Sun Life Bond Series S Class	03	2003	10.567	11.344	6,523
MFS/Sun Life Bond Series S Class	03	2002	10.000	10.567	584

MFS/Sun Life Bond Series S Class	04	2005	11.742	11.685	352,583
MFS/Sun Life Bond Series S Class	04	2004	11.319	11.742	352,922
MFS/Sun Life Bond Series S Class	04	2003	10.560	11.319	338,086
MFS/Sun Life Bond Series S Class	04	2002	10.000	10.560	1,421

MFS/Sun Life Bond Series S Class	05	2005	11.727	11.665	1,417
MFS/Sun Life Bond Series S Class	05	2004	11.311	11.727	1,597
MFS/Sun Life Bond Series S Class	05	2003	10.558	11.311	3,172
MFS/Sun Life Bond Series S Class	05	2002	10.000	10.558	0

MFS/Sun Life Bond Series S Class	06	2005	11.684	11.604	38,237
MFS/Sun Life Bond Series S Class	06	2004	11.287	11.684	35,932
MFS/Sun Life Bond Series S Class	06	2003	10.552	11.287	29,187
MFS/Sun Life Bond Series S Class	06	2002	10.000	10.552	0

MFS/Sun Life Bond Series S Class	07	2005	10.483	10.406	110,489
MFS/Sun Life Bond Series S Class	07	2004	10.132	10.483	109,457
MFS/Sun Life Bond Series S Class	07	2003	10.000	10.132	78,216

MFS/Sun Life Bond Series S Class	08	2005	10.448	10.350	15,276
MFS/Sun Life Bond Series S Class	08	2004	10.119	10.448	13,722
MFS/Sun Life Bond Series S Class	08	2003	10.000	10.119	3,009

MFS/Sun Life Capital Appreciation Series S Class	01	2005	14.502	14.354	17,683
MFS/Sun Life Capital Appreciation Series S Class	01	2004	13.311	14.502	17,626
MFS/Sun Life Capital Appreciation Series S Class	01	2003	10.545	13.311	12,613
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.000	10.545	0

MFS/Sun Life Capital Appreciation Series S Class	02	2005	14.431	14.255	24,451
MFS/Sun Life Capital Appreciation Series S Class	02	2004	13.273	14.431	24,058
MFS/Sun Life Capital Appreciation Series S Class	02	2003	10.536	13.273	21,639
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.000	10.536	0

MFS/Sun Life Capital Appreciation Series S Class	03	2005	14.414	14.230	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	13.263	14.414	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	10.534	13.263	0
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.000	10.534	0

MFS/Sun Life Capital Appreciation Series S Class	04	2005	14.361	14.156	27,151
MFS/Sun Life Capital Appreciation Series S Class	04	2004	13.235	14.361	28,647
MFS/Sun Life Capital Appreciation Series S Class	04	2003	10.527	13.235	7,264
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.000	10.527	5,069

MFS/Sun Life Capital Appreciation Series S Class	05	2005	14.343	14.132	1,107
MFS/Sun Life Capital Appreciation Series S Class	05	2004	13.225	14.343	1,107
MFS/Sun Life Capital Appreciation Series S Class	05	2003	10.525	13.225	0
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.000	10.525	0

MFS/Sun Life Capital Appreciation Series S Class	06	2005	14.290	14.058	0
MFS/Sun Life Capital Appreciation Series S Class	06	2004	13.197	14.290	0
MFS/Sun Life Capital Appreciation Series S Class	06	2003	10.518	13.197	0
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.000	10.518	0

MFS/Sun Life Capital Appreciation Series S Class	07	2005	12.190	11.986	0
MFS/Sun Life Capital Appreciation Series S Class	07	2004	11.263	12.190	0
MFS/Sun Life Capital Appreciation Series S Class	07	2003	10.000	11.263	0

MFS/Sun Life Capital Appreciation Series S Class	08	2005	12.149	11.921	0
MFS/Sun Life Capital Appreciation Series S Class	08	2004	11.248	12.149	0
MFS/Sun Life Capital Appreciation Series S Class	08	2003	10.000	11.248	0

MFS/Sun Life Capital Opportunities Series S Class	01	2005	14.782	14.729	16,402
MFS/Sun Life Capital Opportunities Series S Class	01	2004	13.357	14.782	14,780
MFS/Sun Life Capital Opportunities Series S Class	01	2003	10.610	13.357	8,409
MFS/Sun Life Capital Opportunities Series S Class	01	2002	10.000	10.610	51

MFS/Sun Life Capital Opportunities Series S Class	02	2005	14.709	14.627	55,463
MFS/Sun Life Capital Opportunities Series S Class	02	2004	13.319	14.709	28,165
MFS/Sun Life Capital Opportunities Series S Class	02	2003	10.601	13.319	19,098
MFS/Sun Life Capital Opportunities Series S Class	02	2002	10.000	10.601	0

MFS/Sun Life Capital Opportunities Series S Class	03	2005	14.691	14.602	990
MFS/Sun Life Capital Opportunities Series S Class	03	2004	13.310	14.691	989
MFS/Sun Life Capital Opportunities Series S Class	03	2003	10.599	13.310	199
MFS/Sun Life Capital Opportunities Series S Class	03	2002	10.000	10.599	0

MFS/Sun Life Capital Opportunities Series S Class	04	2005	14.637	14.526	9,396
MFS/Sun Life Capital Opportunities Series S Class	04	2004	13.281	14.637	7,781
MFS/Sun Life Capital Opportunities Series S Class	04	2003	10.593	13.281	5,172
MFS/Sun Life Capital Opportunities Series S Class	04	2002	10.000	10.593	0

MFS/Sun Life Capital Opportunities Series S Class	05	2005	14.619	14.501	0
MFS/Sun Life Capital Opportunities Series S Class	05	2004	13.272	14.619	0
MFS/Sun Life Capital Opportunities Series S Class	05	2003	10.590	13.272	0
MFS/Sun Life Capital Opportunities Series S Class	05	2002	10.000	10.590	0

MFS/Sun Life Capital Opportunities Series S Class	06	2005	14.565	14.425	4,574
MFS/Sun Life Capital Opportunities Series S Class	06	2004	13.243	14.565	4,416
MFS/Sun Life Capital Opportunities Series S Class	06	2003	10.584	13.243	4,279
MFS/Sun Life Capital Opportunities Series S Class	06	2002	10.000	10.584	0

MFS/Sun Life Capital Opportunities Series S Class	07	2005	12.791	12.662	0
MFS/Sun Life Capital Opportunities Series S Class	07	2004	11.636	12.791	0
MFS/Sun Life Capital Opportunities Series S Class	07	2003	10.000	11.636	0

MFS/Sun Life Capital Opportunities Series S Class	08	2005	12.749	12.594	0
MFS/Sun Life Capital Opportunities Series S Class	08	2004	11.621	12.749	0
MFS/Sun Life Capital Opportunities Series S Class	08	2003	10.000	11.621	0

MFS/Sun Life Emerging Growth Series S Class	01	2005	14.991	16.056	17,042
MFS/Sun Life Emerging Growth Series S Class	01	2004	13.494	14.991	14,799
MFS/Sun Life Emerging Growth Series S Class	01	2003	10.462	13.494	8,584
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.000	10.462	0

MFS/Sun Life Emerging Growth Series S Class	02	2005	14.918	15.945	17,653
MFS/Sun Life Emerging Growth Series S Class	02	2004	13.455	14.918	12,609
MFS/Sun Life Emerging Growth Series S Class	02	2003	10.454	13.455	9,132
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.000	10.454	946

MFS/Sun Life Emerging Growth Series S Class	03	2005	14.900	15.918	470
MFS/Sun Life Emerging Growth Series S Class	03	2004	13.446	14.900	477
MFS/Sun Life Emerging Growth Series S Class	03	2003	10.451	13.446	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.000	10.451	0

MFS/Sun Life Emerging Growth Series S Class	04	2005	14.845	15.835	21,530
MFS/Sun Life Emerging Growth Series S Class	04	2004	13.417	14.845	25,130
MFS/Sun Life Emerging Growth Series S Class	04	2003	10.445	13.417	9,042
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.000	10.445	0

MFS/Sun Life Emerging Growth Series S Class	05	2005	14.826	15.808	0
MFS/Sun Life Emerging Growth Series S Class	05	2004	13.407	14.826	0
MFS/Sun Life Emerging Growth Series S Class	05	2003	10.443	13.407	0
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.000	10.443	0

MFS/Sun Life Emerging Growth Series S Class	06	2005	14.772	15.725	3,809
MFS/Sun Life Emerging Growth Series S Class	06	2004	13.378	14.772	3,944
MFS/Sun Life Emerging Growth Series S Class	06	2003	10.436	13.378	4,225
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.000	10.436	0

MFS/Sun Life Emerging Growth Series S Class	07	2005	12.706	13.519	0
MFS/Sun Life Emerging Growth Series S Class	07	2004	11.513	12.706	0
MFS/Sun Life Emerging Growth Series S Class	07	2003	10.000	11.513	0

MFS/Sun Life Emerging Growth Series S Class	08	2005	12.663	13.446	0
MFS/Sun Life Emerging Growth Series S Class	08	2004	11.498	12.663	0
MFS/Sun Life Emerging Growth Series S Class	08	2003	10.000	11.498	0

MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	10.000	11.253	3,163

MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	10.000	11.249	6,039

MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	10.000	11.248	0

MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	10.000	11.246	11,812

MFS/Sun Life Emerging Markets Equity Series S Class	05	2005	10.000	11.245	0

MFS/Sun Life Emerging Markets Equity Series S Class	06	2005	10.000	11.242	4,552

MFS/Sun Life Emerging Markets Equity Series S Class	07	2005	10.000	11.241	0

MFS/Sun Life Emerging Markets Equity Series S Class	08	2005	10.000	11.237	0

MFS/Sun Life Global Growth Series S Class	01	2005	15.493	16.721	14,120
MFS/Sun Life Global Growth Series S Class	01	2004	13.650	15.493	14,031
MFS/Sun Life Global Growth Series S Class	01	2003	10.271	13.650	9,727
MFS/Sun Life Global Growth Series S Class	01	2002	10.000	10.271	0

MFS/Sun Life Global Growth Series S Class	02	2005	15.417	16.606	19,344
MFS/Sun Life Global Growth Series S Class	02	2004	13.611	15.417	17,967
MFS/Sun Life Global Growth Series S Class	02	2003	10.262	13.611	10,567
MFS/Sun Life Global Growth Series S Class	02	2002	10.000	10.262	0

MFS/Sun Life Global Growth Series S Class	03	2005	15.398	16.577	429
MFS/Sun Life Global Growth Series S Class	03	2004	13.601	15.398	631
MFS/Sun Life Global Growth Series S Class	03	2003	10.260	13.601	250
MFS/Sun Life Global Growth Series S Class	03	2002	10.000	10.260	0

MFS/Sun Life Global Growth Series S Class	04	2005	15.342	16.491	13,200
MFS/Sun Life Global Growth Series S Class	04	2004	13.572	15.342	12,873
MFS/Sun Life Global Growth Series S Class	04	2003	10.254	13.572	14,609
MFS/Sun Life Global Growth Series S Class	04	2002	10.000	10.254	0

MFS/Sun Life Global Growth Series S Class	05	2005	15.323	16.462	0
MFS/Sun Life Global Growth Series S Class	05	2004	13.562	15.323	0
MFS/Sun Life Global Growth Series S Class	05	2003	10.252	13.562	0
MFS/Sun Life Global Growth Series S Class	05	2002	10.000	10.252	0

MFS/Sun Life Global Growth Series S Class	06	2005	15.266	16.376	0
MFS/Sun Life Global Growth Series S Class	06	2004	13.533	15.266	0
MFS/Sun Life Global Growth Series S Class	06	2003	10.245	13.533	210
MFS/Sun Life Global Growth Series S Class	06	2002	10.000	10.245	0

MFS/Sun Life Global Growth Series S Class	07	2005	13.972	14.980	0
MFS/Sun Life Global Growth Series S Class	07	2004	12.392	13.972	0
MFS/Sun Life Global Growth Series S Class	07	2003	10.000	12.392	0

MFS/Sun Life Global Growth Series S Class	08	2005	13.925	14.899	0
MFS/Sun Life Global Growth Series S Class	08	2004	12.376	13.925	0
MFS/Sun Life Global Growth Series S Class	08	2003	10.000	12.376	0

MFS/Sun Life Government Securities Series S Class	01	2005	10.444	10.479	1,688,938
MFS/Sun Life Government Securities Series S Class	01	2004	10.256	10.444	794,895
MFS/Sun Life Government Securities Series S Class	01	2003	10.237	10.256	230,701
MFS/Sun Life Government Securities Series S Class	01	2002	10.000	10.237	3,665

MFS/Sun Life Government Securities Series S Class	02	2005	10.393	10.406	1,406,890
MFS/Sun Life Government Securities Series S Class	02	2004	10.227	10.393	706,216
MFS/Sun Life Government Securities Series S Class	02	2003	10.228	10.227	382,235
MFS/Sun Life Government Securities Series S Class	02	2002	10.000	10.228	3,758

MFS/Sun Life Government Securities Series S Class	03	2005	10.381	10.388	170,125
MFS/Sun Life Government Securities Series S Class	03	2004	10.219	10.381	69,986
MFS/Sun Life Government Securities Series S Class	03	2003	10.226	10.219	13,435
MFS/Sun Life Government Securities Series S Class	03	2002	10.000	10.226	300

MFS/Sun Life Government Securities Series S Class	04	2005	10.342	10.334	1,973,545
MFS/Sun Life Government Securities Series S Class	04	2004	10.197	10.342	1,762,469
MFS/Sun Life Government Securities Series S Class	04	2003	10.220	10.197	1,024,566
MFS/Sun Life Government Securities Series S Class	04	2002	10.000	10.220	52,833

MFS/Sun Life Government Securities Series S Class	05	2005	10.330	10.316	25,026
MFS/Sun Life Government Securities Series S Class	05	2004	10.190	10.330	16,094
MFS/Sun Life Government Securities Series S Class	05	2003	10.218	10.190	3,604
MFS/Sun Life Government Securities Series S Class	05	2002	10.000	10.218	0

MFS/Sun Life Government Securities Series S Class	06	2005	10.292	10.263	272,716
MFS/Sun Life Government Securities Series S Class	06	2004	10.168	10.292	241,602
MFS/Sun Life Government Securities Series S Class	06	2003	10.211	10.168	117,932
MFS/Sun Life Government Securities Series S Class	06	2002	10.000	10.211	89

MFS/Sun Life Government Securities Series S Class	07	2005	9.967	9.934	428,881
MFS/Sun Life Government Securities Series S Class	07	2004	9.853	9.967	446,438
MFS/Sun Life Government Securities Series S Class	07	2003	10.000	9.853	367,965

MFS/Sun Life Government Securities Series S Class	08	2005	9.934	9.880	54,369
MFS/Sun Life Government Securities Series S Class	08	2004	9.840	9.934	53,394
MFS/Sun Life Government Securities Series S Class	08	2003	10.000	9.840	50,496

MFS/Sun Life High Yield Series S Class	01	2005	13.479	13.514	541,364
MFS/Sun Life High Yield Series S Class	01	2004	12.532	13.479	324,262
MFS/Sun Life High Yield Series S Class	01	2003	10.512	12.532	166,838
MFS/Sun Life High Yield Series S Class	01	2002	10.000	10.512	1,964

MFS/Sun Life High Yield Series S Class	02	2005	13.413	13.420	502,644
MFS/Sun Life High Yield Series S Class	02	2004	12.496	13.413	289,848
MFS/Sun Life High Yield Series S Class	02	2003	10.504	12.496	124,398
MFS/Sun Life High Yield Series S Class	02	2002	10.000	10.504	350

MFS/Sun Life High Yield Series S Class	03	2005	13.397	13.397	43,597
MFS/Sun Life High Yield Series S Class	03	2004	12.487	13.397	18,549
MFS/Sun Life High Yield Series S Class	03	2003	10.502	12.487	7,207
MFS/Sun Life High Yield Series S Class	03	2002	10.000	10.502	0

MFS/Sun Life High Yield Series S Class	04	2005	13.347	13.328	465,165
MFS/Sun Life High Yield Series S Class	04	2004	12.460	13.347	440,396
MFS/Sun Life High Yield Series S Class	04	2003	10.495	12.460	241,416
MFS/Sun Life High Yield Series S Class	04	2002	10.000	10.495	835

MFS/Sun Life High Yield Series S Class	05	2005	13.331	13.304	5,702
MFS/Sun Life High Yield Series S Class	05	2004	12.451	13.331	8,713
MFS/Sun Life High Yield Series S Class	05	2003	10.493	12.451	3,572
MFS/Sun Life High Yield Series S Class	05	2002	10.000	10.493	0

MFS/Sun Life High Yield Series S Class	06	2005	13.282	13.235	56,456
MFS/Sun Life High Yield Series S Class	06	2004	12.424	13.282	66,363
MFS/Sun Life High Yield Series S Class	06	2003	10.486	12.424	17,026
MFS/Sun Life High Yield Series S Class	06	2002	10.000	10.486	43

MFS/Sun Life High Yield Series S Class	07	2005	11.656	11.609	75,188
MFS/Sun Life High Yield Series S Class	07	2004	10.909	11.656	82,447
MFS/Sun Life High Yield Series S Class	07	2003	10.000	10.909	59,099

MFS/Sun Life High Yield Series S Class	08	2005	11.617	11.546	9,752
MFS/Sun Life High Yield Series S Class	08	2004	10.895	11.617	9,584
MFS/Sun Life High Yield Series S Class	08	2003	10.000	10.895	8,220

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	13.308	13.633	144,731
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	12.374	13.308	135,372
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	10.242	12.374	75,662
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.000	10.242	2,318

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	13.243	13.539	337,811
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	12.339	13.243	233,662
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	10.233	12.339	122,087
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.000	10.233	2,186

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	13.227	13.515	12,697
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	12.330	13.227	20,038
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	10.231	12.330	2,277
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.000	10.231	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	13.178	13.445	451,530
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	12.303	13.178	434,331
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	10.225	12.303	370,530
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.000	10.225	2,511

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	13.162	13.422	566
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	12.295	13.162	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	10.223	12.295	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.000	10.223	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	13.113	13.352	50,540
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	12.268	13.113	44,695
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	10.216	12.268	31,894
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.000	10.216	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2005	11.842	12.051	100,638
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2004	11.084	11.842	107,946
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2003	10.000	11.084	72,664

MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2005	11.802	11.986	13,753
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2004	11.070	11.802	13,398
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2003	10.000	11.070	2,797

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	13.818	14.599	1,489,201
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	12.575	13.818	110,840
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	10.441	12.575	31,506
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2002	10.000	10.441	752

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	13.751	14.498	1,185,820
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	12.539	13.751	187,999
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	10.433	12.539	148,476
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2002	10.000	10.433	1,893

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	13.734	14.473	98,770
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	12.530	13.734	4,960
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	10.431	12.530	3,979
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2002	10.000	10.431	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	13.683	14.398	1,059,082
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	12.503	13.683	93,559
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	10.424	12.503	90,438
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2002	10.000	10.424	1,648

MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2005	13.667	14.373	9,968
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2004	12.494	13.667	1,040
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2003	10.422	12.494	1,085
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2002	10.000	10.422	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2005	13.616	14.298	148,006
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2004	12.467	13.616	7,505
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2003	10.415	12.467	4,054
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2002	10.000	10.415	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2005	12.402	13.016	144,538
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2004	11.361	12.402	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2003	10.000	11.361	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2005	12.360	12.946	3,889
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2004	11.346	12.360	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2003	10.000	11.346	0

MFS/Sun Life Mid Cap Growth Series S Class	01	2005	16.181	16.357	81,228
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	14.397	16.181	80,930
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	10.659	14.397	64,506
MFS/Sun Life Mid Cap Growth Series S Class	01	2002	10.000	10.659	1,211

MFS/Sun Life Mid Cap Growth Series S Class	02	2005	16.102	16.244	124,894
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	14.355	16.102	135,538
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	10.650	14.355	89,424
MFS/Sun Life Mid Cap Growth Series S Class	02	2002	10.000	10.650	271

MFS/Sun Life Mid Cap Growth Series S Class	03	2005	16.082	16.216	7,827
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	14.345	16.082	6,847
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	10.648	14.345	2,283
MFS/Sun Life Mid Cap Growth Series S Class	03	2002	10.000	10.648	0

MFS/Sun Life Mid Cap Growth Series S Class	04	2005	16.023	16.131	180,059
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	14.314	16.023	194,170
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	10.641	14.314	161,519
MFS/Sun Life Mid Cap Growth Series S Class	04	2002	10.000	10.641	2,158

MFS/Sun Life Mid Cap Growth Series S Class	05	2005	16.003	16.103	1,269
MFS/Sun Life Mid Cap Growth Series S Class	05	2004	14.304	16.003	1,036
MFS/Sun Life Mid Cap Growth Series S Class	05	2003	10.639	14.304	406
MFS/Sun Life Mid Cap Growth Series S Class	05	2002	10.000	10.639	0

MFS/Sun Life Mid Cap Growth Series S Class	06	2005	15.944	16.020	14,198
MFS/Sun Life Mid Cap Growth Series S Class	06	2004	14.273	15.944	15,522
MFS/Sun Life Mid Cap Growth Series S Class	06	2003	10.632	14.273	11,615
MFS/Sun Life Mid Cap Growth Series S Class	06	2002	10.000	10.632	84

MFS/Sun Life Mid Cap Growth Series S Class	07	2005	13.589	13.646	42,690
MFS/Sun Life Mid Cap Growth Series S Class	07	2004	12.171	13.589	51,707
MFS/Sun Life Mid Cap Growth Series S Class	07	2003	10.000	12.171	52,684

MFS/Sun Life Mid Cap Growth Series S Class	08	2005	13.544	13.573	7,222
MFS/Sun Life Mid Cap Growth Series S Class	08	2004	12.155	13.544	7,595
MFS/Sun Life Mid Cap Growth Series S Class	08	2003	10.000	12.155	7,391

MFS/Sun Life Mid Cap Value Series S Class	01	2005	16.120	17.028	78,395
MFS/Sun Life Mid Cap Value Series S Class	01	2004	13.463	16.120	82,111
MFS/Sun Life Mid Cap Value Series S Class	01	2003	10.378	13.463	69,384
MFS/Sun Life Mid Cap Value Series S Class	01	2002	10.000	10.378	1,324

MFS/Sun Life Mid Cap Value Series S Class	02	2005	16.041	16.911	64,360
MFS/Sun Life Mid Cap Value Series S Class	02	2004	13.424	16.041	79,433
MFS/Sun Life Mid Cap Value Series S Class	02	2003	10.369	13.424	57,384
MFS/Sun Life Mid Cap Value Series S Class	02	2002	10.000	10.369	195

MFS/Sun Life Mid Cap Value Series S Class	03	2005	16.022	16.882	7,643
MFS/Sun Life Mid Cap Value Series S Class	03	2004	13.415	16.022	6,798
MFS/Sun Life Mid Cap Value Series S Class	03	2003	10.367	13.415	2,559
MFS/Sun Life Mid Cap Value Series S Class	03	2002	10.000	10.367	0

MFS/Sun Life Mid Cap Value Series S Class	04	2005	15.963	16.794	157,906
MFS/Sun Life Mid Cap Value Series S Class	04	2004	13.386	15.963	178,653
MFS/Sun Life Mid Cap Value Series S Class	04	2003	10.361	13.386	170,494
MFS/Sun Life Mid Cap Value Series S Class	04	2002	10.000	10.361	5,005

MFS/Sun Life Mid Cap Value Series S Class	05	2005	15.943	16.765	1,054
MFS/Sun Life Mid Cap Value Series S Class	05	2004	13.376	15.943	869
MFS/Sun Life Mid Cap Value Series S Class	05	2003	10.358	13.376	458
MFS/Sun Life Mid Cap Value Series S Class	05	2002	10.000	10.358	0

MFS/Sun Life Mid Cap Value Series S Class	06	2005	15.884	16.677	13,812
MFS/Sun Life Mid Cap Value Series S Class	06	2004	13.348	15.884	15,597
MFS/Sun Life Mid Cap Value Series S Class	06	2003	10.352	13.348	11,884
MFS/Sun Life Mid Cap Value Series S Class	06	2002	10.000	10.352	0

MFS/Sun Life Mid Cap Value Series S Class	07	2005	14.632	15.354	38,120
MFS/Sun Life Mid Cap Value Series S Class	07	2004	12.301	14.632	48,241
MFS/Sun Life Mid Cap Value Series S Class	07	2003	10.000	12.301	54,540

MFS/Sun Life Mid Cap Value Series S Class	08	2005	14.583	15.272	6,433
MFS/Sun Life Mid Cap Value Series S Class	08	2004	12.285	14.583	7,086
MFS/Sun Life Mid Cap Value Series S Class	08	2003	10.000	12.285	7,499

MFS/Sun Life Money Market Series S Class	01	2005	9.735	9.810	1,225,126
MFS/Sun Life Money Market Series S Class	01	2004	9.842	9.735	775,612
MFS/Sun Life Money Market Series S Class	01	2003	9.969	9.842	320,156
MFS/Sun Life Money Market Series S Class	01	2002	10.000	9.969	1,695

MFS/Sun Life Money Market Series S Class	02	2005	9.687	9.742	1,159,083
MFS/Sun Life Money Market Series S Class	02	2004	9.814	9.687	1,042,732
MFS/Sun Life Money Market Series S Class	02	2003	9.961	9.814	140,851
MFS/Sun Life Money Market Series S Class	02	2002	10.000	9.961	11,515

MFS/Sun Life Money Market Series S Class	03	2005	9.675	9.726	87,369
MFS/Sun Life Money Market Series S Class	03	2004	9.807	9.675	41,609
MFS/Sun Life Money Market Series S Class	03	2003	9.959	9.807	1,582
MFS/Sun Life Money Market Series S Class	03	2002	10.000	9.959	0

MFS/Sun Life Money Market Series S Class	04	2005	9.640	9.675	1,020,666
MFS/Sun Life Money Market Series S Class	04	2004	9.786	9.640	863,651
MFS/Sun Life Money Market Series S Class	04	2003	9.953	9.786	255,471
MFS/Sun Life Money Market Series S Class	04	2002	10.000	9.953	6,014

MFS/Sun Life Money Market Series S Class	05	2005	9.628	9.658	10,903
MFS/Sun Life Money Market Series S Class	05	2004	9.779	9.628	7,695
MFS/Sun Life Money Market Series S Class	05	2003	9.951	9.779	10,302
MFS/Sun Life Money Market Series S Class	05	2002	10.000	9.951	0

MFS/Sun Life Money Market Series S Class	06	2005	9.592	9.608	171,953
MFS/Sun Life Money Market Series S Class	06	2004	9.758	9.592	148,729
MFS/Sun Life Money Market Series S Class	06	2003	9.945	9.758	28,833
MFS/Sun Life Money Market Series S Class	06	2002	10.000	9.945	0

MFS/Sun Life Money Market Series S Class	07	2005	9.700	9.711	155,671
MFS/Sun Life Money Market Series S Class	07	2004	9.873	9.700	167,332
MFS/Sun Life Money Market Series S Class	07	2003	10.000	9.873	91,064

MFS/Sun Life Money Market Series S Class	08	2005	9.668	9.659	18,053
MFS/Sun Life Money Market Series S Class	08	2004	9.860	9.668	17,351
MFS/Sun Life Money Market Series S Class	08	2003	10.000	9.860	12,504

MFS/Sun Life New Discovery Series S Class	01	2005	14.401	14.866	667,749
MFS/Sun Life New Discovery Series S Class	01	2004	13.657	14.401	199,603
MFS/Sun Life New Discovery Series S Class	01	2003	10.285	13.657	19,649
MFS/Sun Life New Discovery Series S Class	01	2002	10.000	10.285	2,784

MFS/Sun Life New Discovery Series S Class	02	2005	14.330	14.763	524,793
MFS/Sun Life New Discovery Series S Class	02	2004	13.618	14.330	162,917
MFS/Sun Life New Discovery Series S Class	02	2003	10.277	13.618	34,030
MFS/Sun Life New Discovery Series S Class	02	2002	10.000	10.277	912

MFS/Sun Life New Discovery Series S Class	03	2005	14.313	14.737	46,508
MFS/Sun Life New Discovery Series S Class	03	2004	13.609	14.313	19,038
MFS/Sun Life New Discovery Series S Class	03	2003	10.274	13.609	173
MFS/Sun Life New Discovery Series S Class	03	2002	10.000	10.274	0

MFS/Sun Life New Discovery Series S Class	04	2005	14.260	14.661	519,226
MFS/Sun Life New Discovery Series S Class	04	2004	13.579	14.260	400,270
MFS/Sun Life New Discovery Series S Class	04	2003	10.268	13.579	49,224
MFS/Sun Life New Discovery Series S Class	04	2002	10.000	10.268	5,343

MFS/Sun Life New Discovery Series S Class	05	2005	14.242	14.635	4,584
MFS/Sun Life New Discovery Series S Class	05	2004	13.570	14.242	5,136
MFS/Sun Life New Discovery Series S Class	05	2003	10.266	13.570	0
MFS/Sun Life New Discovery Series S Class	05	2002	10.000	10.266	0

MFS/Sun Life New Discovery Series S Class	06	2005	14.190	14.559	63,192
MFS/Sun Life New Discovery Series S Class	06	2004	13.540	14.190	44,520
MFS/Sun Life New Discovery Series S Class	06	2003	10.260	13.540	0
MFS/Sun Life New Discovery Series S Class	06	2002	10.000	10.260	0

MFS/Sun Life New Discovery Series S Class	07	2005	12.898	13.227	66,997
MFS/Sun Life New Discovery Series S Class	07	2004	12.314	12.898	63,657
MFS/Sun Life New Discovery Series S Class	07	2003	10.000	12.314	0

MFS/Sun Life New Discovery Series S Class	08	2005	12.855	13.155	1,497
MFS/Sun Life New Discovery Series S Class	08	2004	12.298	12.855	1,486
MFS/Sun Life New Discovery Series S Class	08	2003	10.000	12.298	0

MFS/Sun Life Research International Series S Class	01	2005	15.784	18.038	475,682
MFS/Sun Life Research International Series S Class	01	2004	13.268	15.784	204,126
MFS/Sun Life Research International Series S Class	01	2003	10.112	13.268	55,131
MFS/Sun Life Research International Series S Class	01	2002	10.000	10.112	1,553

MFS/Sun Life Research International Series S Class	02	2005	15.707	17.913	363,884
MFS/Sun Life Research International Series S Class	02	2004	13.230	15.707	180,705
MFS/Sun Life Research International Series S Class	02	2003	10.104	13.230	57,055
MFS/Sun Life Research International Series S Class	02	2002	10.000	10.104	624

MFS/Sun Life Research International Series S Class	03	2005	15.687	17.882	29,990
MFS/Sun Life Research International Series S Class	03	2004	13.221	15.687	21,440
MFS/Sun Life Research International Series S Class	03	2003	10.102	13.221	2,172
MFS/Sun Life Research International Series S Class	03	2002	10.000	10.102	0

MFS/Sun Life Research International Series S Class	04	2005	15.630	17.789	476,563
MFS/Sun Life Research International Series S Class	04	2004	13.192	15.630	479,719
MFS/Sun Life Research International Series S Class	04	2003	10.096	13.192	268,312
MFS/Sun Life Research International Series S Class	04	2002	10.000	10.096	2,511

MFS/Sun Life Research International Series S Class	05	2005	15.610	17.758	2,712
MFS/Sun Life Research International Series S Class	05	2004	13.183	15.610	2,597
MFS/Sun Life Research International Series S Class	05	2003	10.094	13.183	0
MFS/Sun Life Research International Series S Class	05	2002	10.000	10.094	0

MFS/Sun Life Research International Series S Class	06	2005	15.553	17.666	56,579
MFS/Sun Life Research International Series S Class	06	2004	13.155	15.553	57,157
MFS/Sun Life Research International Series S Class	06	2003	10.087	13.155	23,505
MFS/Sun Life Research International Series S Class	06	2002	10.000	10.087	0

MFS/Sun Life Research International Series S Class	07	2005	14.881	16.894	105,204
MFS/Sun Life Research International Series S Class	07	2004	12.593	14.881	123,674
MFS/Sun Life Research International Series S Class	07	2003	10.000	12.593	67,035

MFS/Sun Life Research International Series S Class	08	2005	14.831	16.803	10,243
MFS/Sun Life Research International Series S Class	08	2004	12.576	14.831	11,080
MFS/Sun Life Research International Series S Class	08	2003	10.000	12.576	2,600

MFS/Sun Life Research Series S Class	01	2005	14.546	15.409	19,396
MFS/Sun Life Research Series S Class	01	2004	12.801	14.546	11,412
MFS/Sun Life Research Series S Class	01	2003	10.412	12.801	2,912
MFS/Sun Life Research Series S Class	01	2002	10.000	10.412	1,374

MFS/Sun Life Research Series S Class	02	2005	14.474	15.303	31,271
MFS/Sun Life Research Series S Class	02	2004	12.764	14.474	17,395
MFS/Sun Life Research Series S Class	02	2003	10.403	12.764	9,621
MFS/Sun Life Research Series S Class	02	2002	10.000	10.403	755

MFS/Sun Life Research Series S Class	03	2005	14.457	15.276	3,447
MFS/Sun Life Research Series S Class	03	2004	12.755	14.457	0
MFS/Sun Life Research Series S Class	03	2003	10.401	12.755	0
MFS/Sun Life Research Series S Class	03	2002	10.000	10.401	0

MFS/Sun Life Research Series S Class	04	2005	14.403	15.197	13,273
MFS/Sun Life Research Series S Class	04	2004	12.728	14.403	15,992
MFS/Sun Life Research Series S Class	04	2003	10.394	12.728	14,394
MFS/Sun Life Research Series S Class	04	2002	10.000	10.394	5,721

MFS/Sun Life Research Series S Class	05	2005	14.386	15.170	1,297
MFS/Sun Life Research Series S Class	05	2004	12.719	14.386	1,468
MFS/Sun Life Research Series S Class	05	2003	10.392	12.719	1,240
MFS/Sun Life Research Series S Class	05	2002	10.000	10.392	0

MFS/Sun Life Research Series S Class	06	2005	14.333	15.091	1,953
MFS/Sun Life Research Series S Class	06	2004	12.691	14.333	0
MFS/Sun Life Research Series S Class	06	2003	10.386	12.691	0
MFS/Sun Life Research Series S Class	06	2002	10.000	10.386	0

MFS/Sun Life Research Series S Class	07	2005	12.989	13.669	0
MFS/Sun Life Research Series S Class	07	2004	11.507	12.989	0
MFS/Sun Life Research Series S Class	07	2003	10.000	11.507	0

MFS/Sun Life Research Series S Class	08	2005	12.945	13.596	0
MFS/Sun Life Research Series S Class	08	2004	11.492	12.945	0
MFS/Sun Life Research Series S Class	08	2003	10.000	11.492	0

MFS/Sun Life Strategic Growth Series S Class	01	2005	14.564	14.492	152,998
MFS/Sun Life Strategic Growth Series S Class	01	2004	13.895	14.564	149,178
MFS/Sun Life Strategic Growth Series S Class	01	2003	11.120	13.895	95,355
MFS/Sun Life Strategic Growth Series S Class	01	2002	10.000	11.120	2,302

MFS/Sun Life Strategic Growth Series S Class	02	2005	14.493	14.392	162,189
MFS/Sun Life Strategic Growth Series S Class	02	2004	13.855	14.493	174,171
MFS/Sun Life Strategic Growth Series S Class	02	2003	11.111	13.855	114,038
MFS/Sun Life Strategic Growth Series S Class	02	2002	10.000	11.111	283

MFS/Sun Life Strategic Growth Series S Class	03	2005	14.475	14.367	18,490
MFS/Sun Life Strategic Growth Series S Class	03	2004	13.845	14.475	14,551
MFS/Sun Life Strategic Growth Series S Class	03	2003	11.108	13.845	4,164
MFS/Sun Life Strategic Growth Series S Class	03	2002	10.000	11.108	0

MFS/Sun Life Strategic Growth Series S Class	04	2005	14.422	14.293	357,349
MFS/Sun Life Strategic Growth Series S Class	04	2004	13.815	14.422	381,906
MFS/Sun Life Strategic Growth Series S Class	04	2003	11.102	13.815	319,824
MFS/Sun Life Strategic Growth Series S Class	04	2002	10.000	11.102	19,268

MFS/Sun Life Strategic Growth Series S Class	05	2005	14.404	14.268	6,871
MFS/Sun Life Strategic Growth Series S Class	05	2004	13.805	14.404	6,307
MFS/Sun Life Strategic Growth Series S Class	05	2003	11.099	13.805	4,511
MFS/Sun Life Strategic Growth Series S Class	05	2002	10.000	11.099	0

MFS/Sun Life Strategic Growth Series S Class	06	2005	14.351	14.194	35,556
MFS/Sun Life Strategic Growth Series S Class	06	2004	13.776	14.351	37,955
MFS/Sun Life Strategic Growth Series S Class	06	2003	11.092	13.776	27,691
MFS/Sun Life Strategic Growth Series S Class	06	2002	10.000	11.092	0

MFS/Sun Life Strategic Growth Series S Class	07	2005	11.834	11.698	106,491
MFS/Sun Life Strategic Growth Series S Class	07	2004	11.365	11.834	126,700
MFS/Sun Life Strategic Growth Series S Class	07	2003	10.000	11.365	126,131

MFS/Sun Life Strategic Growth Series S Class	08	2005	11.794	11.635	17,684
MFS/Sun Life Strategic Growth Series S Class	08	2004	11.350	11.794	18,480
MFS/Sun Life Strategic Growth Series S Class	08	2003	10.000	11.350	17,525

MFS/Sun Life Strategic Income Series S Class	01	2005	12.248	12.240	48,678
MFS/Sun Life Strategic Income Series S Class	01	2004	11.550	12.248	60,226
MFS/Sun Life Strategic Income Series S Class	01	2003	10.441	11.550	61,438
MFS/Sun Life Strategic Income Series S Class	01	2002	10.000	10.441	243

MFS/Sun Life Strategic Income Series S Class	02	2005	12.188	12.155	97,712
MFS/Sun Life Strategic Income Series S Class	02	2004	11.517	12.188	106,045
MFS/Sun Life Strategic Income Series S Class	02	2003	10.432	11.517	43,288
MFS/Sun Life Strategic Income Series S Class	02	2002	10.000	10.432	100

MFS/Sun Life Strategic Income Series S Class	03	2005	12.173	12.134	3,804
MFS/Sun Life Strategic Income Series S Class	03	2004	11.508	12.173	4,128
MFS/Sun Life Strategic Income Series S Class	03	2003	10.430	11.508	4,060
MFS/Sun Life Strategic Income Series S Class	03	2002	10.000	10.430	0

MFS/Sun Life Strategic Income Series S Class	04	2005	12.128	12.071	18,809
MFS/Sun Life Strategic Income Series S Class	04	2004	11.484	12.128	21,785
MFS/Sun Life Strategic Income Series S Class	04	2003	10.423	11.484	12,959
MFS/Sun Life Strategic Income Series S Class	04	2002	10.000	10.423	835

MFS/Sun Life Strategic Income Series S Class	05	2005	12.113	12.050	1,008
MFS/Sun Life Strategic Income Series S Class	05	2004	11.475	12.113	3,913
MFS/Sun Life Strategic Income Series S Class	05	2003	10.421	11.475	3,553
MFS/Sun Life Strategic Income Series S Class	05	2002	10.000	10.421	0

MFS/Sun Life Strategic Income Series S Class	06	2005	12.069	11.988	14,192
MFS/Sun Life Strategic Income Series S Class	06	2004	11.451	12.069	14,783
MFS/Sun Life Strategic Income Series S Class	06	2003	10.415	11.451	14,957
MFS/Sun Life Strategic Income Series S Class	06	2002	10.000	10.415	0

MFS/Sun Life Strategic Income Series S Class	07	2005	10.964	10.885	0
MFS/Sun Life Strategic Income Series S Class	07	2004	10.408	10.964	0
MFS/Sun Life Strategic Income Series S Class	07	2003	10.000	10.408	0

MFS/Sun Life Strategic Income Series S Class	08	2005	10.927	10.826	0
MFS/Sun Life Strategic Income Series S Class	08	2004	10.394	10.927	0
MFS/Sun Life Strategic Income Series S Class	08	2003	10.000	10.394	0

MFS/Sun Life Strategic Value Series S Class	01	2005	15.725	15.355	21,171
MFS/Sun Life Strategic Value Series S Class	01	2004	13.577	15.725	25,776
MFS/Sun Life Strategic Value Series S Class	01	2003	10.868	13.577	21,788
MFS/Sun Life Strategic Value Series S Class	01	2002	10.000	10.868	569

MFS/Sun Life Strategic Value Series S Class	02	2005	15.648	15.248	75,086
MFS/Sun Life Strategic Value Series S Class	02	2004	13.538	15.648	77,132
MFS/Sun Life Strategic Value Series S Class	02	2003	10.859	13.538	61,596
MFS/Sun Life Strategic Value Series S Class	02	2002	10.000	10.859	2,143

MFS/Sun Life Strategic Value Series S Class	03	2005	15.629	15.222	391
MFS/Sun Life Strategic Value Series S Class	03	2004	13.528	15.629	1,689
MFS/Sun Life Strategic Value Series S Class	03	2003	10.857	13.528	1,661
MFS/Sun Life Strategic Value Series S Class	03	2002	10.000	10.857	0

MFS/Sun Life Strategic Value Series S Class	04	2005	15.571	15.143	89,622
MFS/Sun Life Strategic Value Series S Class	04	2004	13.499	15.571	82,585
MFS/Sun Life Strategic Value Series S Class	04	2003	10.850	13.499	81,413
MFS/Sun Life Strategic Value Series S Class	04	2002	10.000	10.850	892

MFS/Sun Life Strategic Value Series S Class	05	2005	15.552	15.117	0
MFS/Sun Life Strategic Value Series S Class	05	2004	13.489	15.552	0
MFS/Sun Life Strategic Value Series S Class	05	2003	10.848	13.489	1,344
MFS/Sun Life Strategic Value Series S Class	05	2002	10.000	10.848	0

MFS/Sun Life Strategic Value Series S Class	06	2005	15.495	15.038	1,328
MFS/Sun Life Strategic Value Series S Class	06	2004	13.460	15.495	599
MFS/Sun Life Strategic Value Series S Class	06	2003	10.841	13.460	346
MFS/Sun Life Strategic Value Series S Class	06	2002	10.000	10.841	0

MFS/Sun Life Strategic Value Series S Class	07	2005	13.490	13.086	0
MFS/Sun Life Strategic Value Series S Class	07	2004	11.725	13.490	0
MFS/Sun Life Strategic Value Series S Class	07	2003	10.000	11.725	0

MFS/Sun Life Strategic Value Series S Class	08	2005	13.445	13.015	0
MFS/Sun Life Strategic Value Series S Class	08	2004	11.710	13.445	0
MFS/Sun Life Strategic Value Series S Class	08	2003	10.000	11.710	0

MFS/Sun Life Total Return Series S Class	01	2005	13.209	13.357	4,385,623
MFS/Sun Life Total Return Series S Class	01	2004	12.084	13.209	1,549,192
MFS/Sun Life Total Return Series S Class	01	2003	10.517	12.084	358,732
MFS/Sun Life Total Return Series S Class	01	2002	10.000	10.517	5,435

MFS/Sun Life Total Return Series S Class	02	2005	13.144	13.264	2,664,428
MFS/Sun Life Total Return Series S Class	02	2004	12.050	13.144	1,192,697
MFS/Sun Life Total Return Series S Class	02	2003	10.508	12.050	460,194
MFS/Sun Life Total Return Series S Class	02	2002	10.000	10.508	9,222

MFS/Sun Life Total Return Series S Class	03	2005	13.128	13.241	317,687
MFS/Sun Life Total Return Series S Class	03	2004	12.041	13.128	131,675
MFS/Sun Life Total Return Series S Class	03	2003	10.506	12.041	11,299
MFS/Sun Life Total Return Series S Class	03	2002	10.000	10.506	0

MFS/Sun Life Total Return Series S Class	04	2005	13.080	13.173	2,831,365
MFS/Sun Life Total Return Series S Class	04	2004	12.015	13.080	1,966,950
MFS/Sun Life Total Return Series S Class	04	2003	10.499	12.015	873,992
MFS/Sun Life Total Return Series S Class	04	2002	10.000	10.499	7,476

MFS/Sun Life Total Return Series S Class	05	2005	13.064	13.150	26,425
MFS/Sun Life Total Return Series S Class	05	2004	12.007	13.064	19,104
MFS/Sun Life Total Return Series S Class	05	2003	10.497	12.007	7,399
MFS/Sun Life Total Return Series S Class	05	2002	10.000	10.497	0

MFS/Sun Life Total Return Series S Class	06	2005	13.015	13.081	625,901
MFS/Sun Life Total Return Series S Class	06	2004	11.981	13.015	627,768
MFS/Sun Life Total Return Series S Class	06	2003	10.491	11.981	291,268
MFS/Sun Life Total Return Series S Class	06	2002	10.000	10.491	172

MFS/Sun Life Total Return Series S Class	07	2005	11.930	11.984	547,506
MFS/Sun Life Total Return Series S Class	07	2004	10.987	11.930	572,167
MFS/Sun Life Total Return Series S Class	07	2003	10.000	10.987	226,266

MFS/Sun Life Total Return Series S Class	08	2005	11.890	11.919	21,161
MFS/Sun Life Total Return Series S Class	08	2004	10.973	11.890	21,550
MFS/Sun Life Total Return Series S Class	08	2003	10.000	10.973	9,691

MFS/Sun Life Utilities Series S Class	01	2005	18.939	21.789	58,006
MFS/Sun Life Utilities Series S Class	01	2004	14.812	18.939	33,018
MFS/Sun Life Utilities Series S Class	01	2003	11.071	14.812	10,427
MFS/Sun Life Utilities Series S Class	01	2002	10.000	11.071	63

MFS/Sun Life Utilities Series S Class	02	2005	18.846	21.638	90,137
MFS/Sun Life Utilities Series S Class	02	2004	14.769	18.846	37,835
MFS/Sun Life Utilities Series S Class	02	2003	11.062	14.769	17,119
MFS/Sun Life Utilities Series S Class	02	2002	10.000	11.062	0

MFS/Sun Life Utilities Series S Class	03	2005	18.823	21.601	2,283
MFS/Sun Life Utilities Series S Class	03	2004	14.759	18.823	685
MFS/Sun Life Utilities Series S Class	03	2003	11.060	14.759	0
MFS/Sun Life Utilities Series S Class	03	2002	10.000	11.060	0

MFS/Sun Life Utilities Series S Class	04	2005	18.754	21.489	49,796
MFS/Sun Life Utilities Series S Class	04	2004	14.727	18.754	27,872
MFS/Sun Life Utilities Series S Class	04	2003	11.053	14.727	14,940
MFS/Sun Life Utilities Series S Class	04	2002	10.000	11.053	15

MFS/Sun Life Utilities Series S Class	05	2005	18.731	21.451	849
MFS/Sun Life Utilities Series S Class	05	2004	14.717	18.731	902
MFS/Sun Life Utilities Series S Class	05	2003	11.051	14.717	941
MFS/Sun Life Utilities Series S Class	05	2002	10.000	11.051	0

MFS/Sun Life Utilities Series S Class	06	2005	18.662	21.340	6,208
MFS/Sun Life Utilities Series S Class	06	2004	14.685	18.662	1,541
MFS/Sun Life Utilities Series S Class	06	2003	11.044	14.685	1,001
MFS/Sun Life Utilities Series S Class	06	2002	10.000	11.044	0

MFS/Sun Life Utilities Series S Class	07	2005	15.213	17.386	0
MFS/Sun Life Utilities Series S Class	07	2004	11.977	15.213	0
MFS/Sun Life Utilities Series S Class	07	2003	10.000	11.977	0

MFS/Sun Life Utilities Series S Class	08	2005	15.162	17.293	0
MFS/Sun Life Utilities Series S Class	08	2004	11.961	15.162	0
MFS/Sun Life Utilities Series S Class	08	2003	10.000	11.961	0

MFS/Sun Life Value Series S Class	01	2005	14.584	15.253	174,041
MFS/Sun Life Value Series S Class	01	2004	12.874	14.584	157,649
MFS/Sun Life Value Series S Class	01	2003	10.465	12.874	71,374
MFS/Sun Life Value Series S Class	01	2002	10.000	10.465	3,999

MFS/Sun Life Value Series S Class	02	2005	14.512	15.148	635,707
MFS/Sun Life Value Series S Class	02	2004	12.838	14.512	659,356
MFS/Sun Life Value Series S Class	02	2003	10.456	12.838	97,651
MFS/Sun Life Value Series S Class	02	2002	10.000	10.456	3,376

MFS/Sun Life Value Series S Class	03	2005	14.495	15.122	7,705
MFS/Sun Life Value Series S Class	03	2004	12.829	14.495	10,160
MFS/Sun Life Value Series S Class	03	2003	10.454	12.829	2,287
MFS/Sun Life Value Series S Class	03	2002	10.000	10.454	0

MFS/Sun Life Value Series S Class	04	2005	14.441	15.043	378,552
MFS/Sun Life Value Series S Class	04	2004	12.801	14.441	356,650
MFS/Sun Life Value Series S Class	04	2003	10.448	12.801	322,182
MFS/Sun Life Value Series S Class	04	2002	10.000	10.448	21,187

MFS/Sun Life Value Series S Class	05	2005	14.424	15.017	6,551
MFS/Sun Life Value Series S Class	05	2004	12.792	14.424	7,012
MFS/Sun Life Value Series S Class	05	2003	10.446	12.792	7,944
MFS/Sun Life Value Series S Class	05	2002	10.000	10.446	0

MFS/Sun Life Value Series S Class	06	2005	14.370	14.939	43,660
MFS/Sun Life Value Series S Class	06	2004	12.764	14.370	31,555
MFS/Sun Life Value Series S Class	06	2003	10.439	12.764	24,230
MFS/Sun Life Value Series S Class	06	2002	10.000	10.439	0

MFS/Sun Life Value Series S Class	07	2005	13.399	13.922	87,337
MFS/Sun Life Value Series S Class	07	2004	11.908	13.399	95,489
MFS/Sun Life Value Series S Class	07	2003	10.000	11.908	70,711

MFS/Sun Life Value Series S Class	08	2005	13.354	13.847	11,876
MFS/Sun Life Value Series S Class	08	2004	11.892	13.354	11,733
MFS/Sun Life Value Series S Class	08	2003	10.000	11.892	2,741

Mutual Shares Securities Fund	01	2005	13.818	15.025	226,789
Mutual Shares Securities Fund	01	2004	12.475	13.818	166,611
Mutual Shares Securities Fund	01	2003	10.135	12.475	84,686
Mutual Shares Securities Fund	01	2002	10.000	10.135	14,519

Mutual Shares Securities Fund	02	2005	13.751	14.921	384,361
Mutual Shares Securities Fund	02	2004	12.439	13.751	240,107
Mutual Shares Securities Fund	02	2003	10.127	12.439	99,787
Mutual Shares Securities Fund	02	2002	10.000	10.127	6,004

Mutual Shares Securities Fund	03	2005	13.734	14.896	13,868
Mutual Shares Securities Fund	03	2004	12.430	13.734	10,975
Mutual Shares Securities Fund	03	2003	10.125	12.430	5,089
Mutual Shares Securities Fund	03	2002	10.000	10.125	0

Mutual Shares Securities Fund	04	2005	13.683	14.818	153,072
Mutual Shares Securities Fund	04	2004	12.404	13.683	107,580
Mutual Shares Securities Fund	04	2003	10.118	12.404	52,888
Mutual Shares Securities Fund	04	2002	10.000	10.118	5,512

Mutual Shares Securities Fund	05	2005	13.666	14.792	999
Mutual Shares Securities Fund	05	2004	12.395	13.666	8,799
Mutual Shares Securities Fund	05	2003	10.116	12.395	1,107
Mutual Shares Securities Fund	05	2002	10.000	10.116	0

Mutual Shares Securities Fund	06	2005	13.616	14.715	22,172
Mutual Shares Securities Fund	06	2004	12.368	13.616	12,147
Mutual Shares Securities Fund	06	2003	10.110	12.368	10,583
Mutual Shares Securities Fund	06	2002	10.000	10.110	0

Mutual Shares Securities Fund	07	2005	12.882	13.915	0
Mutual Shares Securities Fund	07	2004	11.707	12.882	0
Mutual Shares Securities Fund	07	2003	10.000	11.707	0

Mutual Shares Securities Fund	08	2005	12.839	13.840	0
Mutual Shares Securities Fund	08	2004	11.692	12.839	0
Mutual Shares Securities Fund	08	2003	10.000	11.692	0

Nations Marsico 21st Century	01	2005	10.000	11.279	461

Nations Marsico 21st Century	02	2005	10.000	11.261	0

Nations Marsico 21st Century	03	2005	10.000	11.257	0

Nations Marsico 21st Century	04	2005	10.000	11.243	0

Nations Marsico 21st Century	05	2005	10.000	11.239	0

Nations Marsico 21st Century	06	2005	10.000	11.225	0

Nations Marsico 21st Century	07	2005	10.000	11.221	0

Nations Marsico 21st Century	08	2005	10.000	11.203	0

Nations Marsico Growth Portfolio	01	2005	10.000	10.955	0

Nations Marsico Growth Portfolio	02	2005	10.000	10.938	0

Nations Marsico Growth Portfolio	03	2005	10.000	10.934	0

Nations Marsico Growth Portfolio	04	2005	10.000	10.921	0

Nations Marsico Growth Portfolio	05	2005	10.000	10.916	0

Nations Marsico Growth Portfolio	06	2005	10.000	10.903	0

Nations Marsico Growth Portfolio	07	2005	10.000	10.899	0

Nations Marsico Growth Portfolio	08	2005	10.000	10.882	0

Nations Marsico International Opportunities Portfolio	01	2005	10.000	11.943	728

Nations Marsico International Opportunities Portfolio	02	2005	10.000	11.924	0

Nations Marsico International Opportunities Portfolio	03	2005	10.000	11.919	0

Nations Marsico International Opportunities Portfolio	04	2005	10.000	11.905	0

Nations Marsico International Opportunities Portfolio	05	2005	10.000	11.900	0

Nations Marsico International Opportunities Portfolio	06	2005	10.000	11.886	0

Nations Marsico International Opportunities Portfolio	07	2005	10.000	11.882	0

Nations Marsico International Opportunities Portfolio	08	2005	10.000	11.863	0

Oppenheimer Capital Appreciation Fund/VA	01	2005	14.591	15.049	193,005
Oppenheimer Capital Appreciation Fund/VA	01	2004	13.916	14.591	182,676
Oppenheimer Capital Appreciation Fund/VA	01	2003	10.826	13.916	96,029
Oppenheimer Capital Appreciation Fund/VA	01	2002	10.000	10.826	1,481

Oppenheimer Capital Appreciation Fund/VA	02	2005	14.519	14.945	313,407
Oppenheimer Capital Appreciation Fund/VA	02	2004	13.876	14.519	279,923
Oppenheimer Capital Appreciation Fund/VA	02	2003	10.817	13.876	149,362
Oppenheimer Capital Appreciation Fund/VA	02	2002	10.000	10.817	94

Oppenheimer Capital Appreciation Fund/VA	03	2005	14.502	14.919	26,436
Oppenheimer Capital Appreciation Fund/VA	03	2004	13.866	14.502	24,157
Oppenheimer Capital Appreciation Fund/VA	03	2003	10.815	13.866	4,256
Oppenheimer Capital Appreciation Fund/VA	03	2002	10.000	10.815	0

Oppenheimer Capital Appreciation Fund/VA	04	2005	14.448	14.841	440,282
Oppenheimer Capital Appreciation Fund/VA	04	2004	13.836	14.448	430,489
Oppenheimer Capital Appreciation Fund/VA	04	2003	10.809	13.836	369,216
Oppenheimer Capital Appreciation Fund/VA	04	2002	10.000	10.809	9,787

Oppenheimer Capital Appreciation Fund/VA	05	2005	14.431	14.815	3,104
Oppenheimer Capital Appreciation Fund/VA	05	2004	13.826	14.431	2,618
Oppenheimer Capital Appreciation Fund/VA	05	2003	10.806	13.826	860
Oppenheimer Capital Appreciation Fund/VA	05	2002	10.000	10.806	0

Oppenheimer Capital Appreciation Fund/VA	06	2005	14.377	14.738	55,516
Oppenheimer Capital Appreciation Fund/VA	06	2004	13.796	14.377	47,866
Oppenheimer Capital Appreciation Fund/VA	06	2003	10.800	13.796	38,810
Oppenheimer Capital Appreciation Fund/VA	06	2002	10.000	10.800	0

Oppenheimer Capital Appreciation Fund/VA	07	2005	12.347	12.651	110,450
Oppenheimer Capital Appreciation Fund/VA	07	2004	11.854	12.347	129,327
Oppenheimer Capital Appreciation Fund/VA	07	2003	10.000	11.854	135,326

Oppenheimer Capital Appreciation Fund/VA	08	2005	12.306	12.582	17,887
Oppenheimer Capital Appreciation Fund/VA	08	2004	11.839	12.306	18,602
Oppenheimer Capital Appreciation Fund/VA	08	2003	10.000	11.839	18,600

Oppenheimer Global Securities Fund	01	2005	12.264	13.758	75,358
Oppenheimer Global Securities Fund	01	2004	10.490	12.264	45,916
Oppenheimer Global Securities Fund	01	2003	10.000	10.490	0

Oppenheimer Global Securities Fund	02	2005	12.237	13.700	293,444
Oppenheimer Global Securities Fund	02	2004	10.488	12.237	201,738
Oppenheimer Global Securities Fund	02	2003	10.000	10.488	0

Oppenheimer Global Securities Fund	03	2005	12.231	13.686	2,384
Oppenheimer Global Securities Fund	03	2004	10.488	12.231	0
Oppenheimer Global Securities Fund	03	2003	10.000	10.488	0

Oppenheimer Global Securities Fund	04	2005	12.211	13.643	58,046
Oppenheimer Global Securities Fund	04	2004	10.487	12.211	18,183
Oppenheimer Global Securities Fund	04	2003	10.000	10.487	0

Oppenheimer Global Securities Fund	05	2005	12.204	13.628	0
Oppenheimer Global Securities Fund	05	2004	10.487	12.204	6,982
Oppenheimer Global Securities Fund	05	2003	10.000	10.487	0

Oppenheimer Global Securities Fund	06	2005	12.184	13.585	15,306
Oppenheimer Global Securities Fund	06	2004	10.486	12.184	6,397
Oppenheimer Global Securities Fund	06	2003	10.000	10.486	0

Oppenheimer Global Securities Fund	07	2005	12.177	13.571	2,058
Oppenheimer Global Securities Fund	07	2004	10.485	12.177	2,092
Oppenheimer Global Securities Fund	07	2003	10.000	10.485	0

Oppenheimer Global Securities Fund	08	2005	12.151	13.514	0
Oppenheimer Global Securities Fund	08	2004	10.484	12.151	0
Oppenheimer Global Securities Fund	08	2003	10.000	10.484	0

Oppenheimer Main St. Fund/VA	01	2005	13.533	14.075	3,082,794
Oppenheimer Main St. Fund/VA	01	2004	12.608	13.533	890,791
Oppenheimer Main St. Fund/VA	01	2003	10.139	12.608	42,252
Oppenheimer Main St. Fund/VA	01	2002	10.000	10.139	1,326

Oppenheimer Main St. Fund/VA	02	2005	13.467	13.977	2,288,798
Oppenheimer Main St. Fund/VA	02	2004	12.572	13.467	698,936
Oppenheimer Main St. Fund/VA	02	2003	10.130	12.572	134,585
Oppenheimer Main St. Fund/VA	02	2002	10.000	10.130	2,746

Oppenheimer Main St. Fund/VA	03	2005	13.451	13.953	211,192
Oppenheimer Main St. Fund/VA	03	2004	12.563	13.451	62,669
Oppenheimer Main St. Fund/VA	03	2003	10.128	12.563	1,377
Oppenheimer Main St. Fund/VA	03	2002	10.000	10.128	0

Oppenheimer Main St. Fund/VA	04	2005	13.401	13.881	2,264,967
Oppenheimer Main St. Fund/VA	04	2004	12.536	13.401	1,707,865
Oppenheimer Main St. Fund/VA	04	2003	10.122	12.536	19,122
Oppenheimer Main St. Fund/VA	04	2002	10.000	10.122	1,231

Oppenheimer Main St. Fund/VA	05	2005	13.385	13.857	21,359
Oppenheimer Main St. Fund/VA	05	2004	12.527	13.385	16,024
Oppenheimer Main St. Fund/VA	05	2003	10.120	12.527	0
Oppenheimer Main St. Fund/VA	05	2002	10.000	10.120	0

Oppenheimer Main St. Fund/VA	06	2005	13.335	13.784	296,186
Oppenheimer Main St. Fund/VA	06	2004	12.500	13.335	222,743
Oppenheimer Main St. Fund/VA	06	2003	10.114	12.500	2,027
Oppenheimer Main St. Fund/VA	06	2002	10.000	10.114	176

Oppenheimer Main St. Fund/VA	07	2005	12.448	12.861	302,287
Oppenheimer Main St. Fund/VA	07	2004	11.674	12.448	294,130
Oppenheimer Main St. Fund/VA	07	2003	10.000	11.674	0

Oppenheimer Main St. Fund/VA	08	2005	12.406	12.792	8,023
Oppenheimer Main St. Fund/VA	08	2004	11.659	12.406	7,898
Oppenheimer Main St. Fund/VA	08	2003	10.000	11.659	0

Oppenheimer Main St. Small Cap Fund/VA	01	2005	16.824	18.155	60,631
Oppenheimer Main St. Small Cap Fund/VA	01	2004	14.354	16.824	53,467
Oppenheimer Main St. Small Cap Fund/VA	01	2003	10.118	14.354	38,651
Oppenheimer Main St. Small Cap Fund/VA	01	2002	10.000	10.118	1,297

Oppenheimer Main St. Small Cap Fund/VA	02	2005	16.742	18.029	112,948
Oppenheimer Main St. Small Cap Fund/VA	02	2004	14.313	16.742	82,051
Oppenheimer Main St. Small Cap Fund/VA	02	2003	10.109	14.313	39,475
Oppenheimer Main St. Small Cap Fund/VA	02	2002	10.000	10.109	3,829

Oppenheimer Main St. Small Cap Fund/VA	03	2005	16.721	17.998	4,748
Oppenheimer Main St. Small Cap Fund/VA	03	2004	14.303	16.721	4,069
Oppenheimer Main St. Small Cap Fund/VA	03	2003	10.107	14.303	849
Oppenheimer Main St. Small Cap Fund/VA	03	2002	10.000	10.107	0

Oppenheimer Main St. Small Cap Fund/VA	04	2005	16.660	17.905	52,133
Oppenheimer Main St. Small Cap Fund/VA	04	2004	14.272	16.660	51,013
Oppenheimer Main St. Small Cap Fund/VA	04	2003	10.101	14.272	28,036
Oppenheimer Main St. Small Cap Fund/VA	04	2002	10.000	10.101	2,665

Oppenheimer Main St. Small Cap Fund/VA	05	2005	16.639	17.873	216
Oppenheimer Main St. Small Cap Fund/VA	05	2004	14.262	16.639	217
Oppenheimer Main St. Small Cap Fund/VA	05	2003	10.099	14.262	0
Oppenheimer Main St. Small Cap Fund/VA	05	2002	10.000	10.099	0

Oppenheimer Main St. Small Cap Fund/VA	06	2005	16.578	17.780	3,768
Oppenheimer Main St. Small Cap Fund/VA	06	2004	14.231	16.578	3,129
Oppenheimer Main St. Small Cap Fund/VA	06	2003	10.093	14.231	1,443
Oppenheimer Main St. Small Cap Fund/VA	06	2002	10.000	10.093	0

Oppenheimer Main St. Small Cap Fund/VA	07	2005	15.235	16.332	0
Oppenheimer Main St. Small Cap Fund/VA	07	2004	13.085	15.235	474
Oppenheimer Main St. Small Cap Fund/VA	07	2003	10.000	13.085	0

Oppenheimer Main St. Small Cap Fund/VA	08	2005	15.184	16.244	0
Oppenheimer Main St. Small Cap Fund/VA	08	2004	13.068	15.184	0
Oppenheimer Main St. Small Cap Fund/VA	08	2003	10.000	13.068	0

PIMCO Emerging Markets Bond Portfolio	01	2005	16.597	18.084	29,737
PIMCO Emerging Markets Bond Portfolio	01	2004	15.052	16.597	8,203
PIMCO Emerging Markets Bond Portfolio	01	2003	10.000	15.052	0

PIMCO Emerging Markets Bond Portfolio	02	2005	16.521	17.965	91,077
PIMCO Emerging Markets Bond Portfolio	02	2004	15.013	16.521	22,123
PIMCO Emerging Markets Bond Portfolio	02	2003	10.000	15.013	0

PIMCO Emerging Markets Bond Portfolio	03	2005	16.502	17.936	979
PIMCO Emerging Markets Bond Portfolio	03	2004	15.004	16.502	0
PIMCO Emerging Markets Bond Portfolio	03	2003	10.000	15.004	0

PIMCO Emerging Markets Bond Portfolio	04	2005	16.445	17.846	22,584
PIMCO Emerging Markets Bond Portfolio	04	2004	14.975	16.445	9,599
PIMCO Emerging Markets Bond Portfolio	04	2003	10.000	14.975	0

PIMCO Emerging Markets Bond Portfolio	05	2005	16.427	17.817	0
PIMCO Emerging Markets Bond Portfolio	05	2004	14.966	16.427	0
PIMCO Emerging Markets Bond Portfolio	05	2003	10.000	14.966	0

PIMCO Emerging Markets Bond Portfolio	06	2005	16.370	17.728	3,839
PIMCO Emerging Markets Bond Portfolio	06	2004	14.937	16.370	3,231
PIMCO Emerging Markets Bond Portfolio	06	2003	10.000	14.937	0

PIMCO Emerging Markets Bond Portfolio	07	2005	11.636	12.595	0
PIMCO Emerging Markets Bond Portfolio	07	2004	10.623	11.636	0
PIMCO Emerging Markets Bond Portfolio	07	2003	10.000	10.623	0

PIMCO Emerging Markets Bond Portfolio	08	2005	11.597	12.527	0
PIMCO Emerging Markets Bond Portfolio	08	2004	10.609	11.597	0
PIMCO Emerging Markets Bond Portfolio	08	2003	10.000	10.609	0

PIMCO Low Duration Portfolio	01	2005	10.024	9.959	3,896,831
PIMCO Low Duration Portfolio	01	2004	10.007	10.024	1,272,330
PIMCO Low Duration Portfolio	01	2003	10.000	10.007	0

PIMCO Low Duration Portfolio	02	2005	10.002	9.917	2,977,919
PIMCO Low Duration Portfolio	02	2004	10.006	10.002	814,167
PIMCO Low Duration Portfolio	02	2003	10.000	10.006	0

PIMCO Low Duration Portfolio	03	2005	9.997	9.907	308,636
PIMCO Low Duration Portfolio	03	2004	10.006	9.997	89,281
PIMCO Low Duration Portfolio	03	2003	10.000	10.006	0

PIMCO Low Duration Portfolio	04	2005	9.980	9.875	2,999,442
PIMCO Low Duration Portfolio	04	2004	10.005	9.980	2,266,961
PIMCO Low Duration Portfolio	04	2003	10.000	10.005	0

PIMCO Low Duration Portfolio	05	2005	9.975	9.865	28,559
PIMCO Low Duration Portfolio	05	2004	10.004	9.975	21,421
PIMCO Low Duration Portfolio	05	2003	10.000	10.004	0

PIMCO Low Duration Portfolio	06	2005	9.959	9.834	452,930
PIMCO Low Duration Portfolio	06	2004	10.003	9.959	362,658
PIMCO Low Duration Portfolio	06	2003	10.000	10.003	0

PIMCO Low Duration Portfolio	07	2005	9.953	9.823	349,840
PIMCO Low Duration Portfolio	07	2004	10.003	9.953	360,405
PIMCO Low Duration Portfolio	07	2003	10.000	10.003	0

PIMCO Low Duration Portfolio	08	2005	9.932	9.782	15,203
PIMCO Low Duration Portfolio	08	2004	10.002	9.932	14,020
PIMCO Low Duration Portfolio	08	2003	10.000	10.002	0

PIMCO Real Return Portfolio	01	2005	12.083	12.134	399,779
PIMCO Real Return Portfolio	01	2004	11.280	12.083	320,645
PIMCO Real Return Portfolio	01	2003	10.537	11.280	136,395
PIMCO Real Return Portfolio	01	2002	10.000	10.537	4,800

PIMCO Real Return Portfolio	02	2005	12.024	12.050	720,809
PIMCO Real Return Portfolio	02	2004	11.248	12.024	576,053
PIMCO Real Return Portfolio	02	2003	10.528	11.248	213,623
PIMCO Real Return Portfolio	02	2002	10.000	10.528	8,088

PIMCO Real Return Portfolio	03	2005	12.009	12.029	34,504
PIMCO Real Return Portfolio	03	2004	11.240	12.009	23,514
PIMCO Real Return Portfolio	03	2003	10.526	11.240	7,550
PIMCO Real Return Portfolio	03	2002	10.000	10.526	969

PIMCO Real Return Portfolio	04	2005	11.965	11.966	192,814
PIMCO Real Return Portfolio	04	2004	11.216	11.965	131,033
PIMCO Real Return Portfolio	04	2003	10.519	11.216	78,628
PIMCO Real Return Portfolio	04	2002	10.000	10.519	11,540

PIMCO Real Return Portfolio	05	2005	11.951	11.946	4,028
PIMCO Real Return Portfolio	05	2004	11.208	11.951	3,933
PIMCO Real Return Portfolio	05	2003	10.517	11.208	4,237
PIMCO Real Return Portfolio	05	2002	10.000	10.517	0

PIMCO Real Return Portfolio	06	2005	11.906	11.883	35,440
PIMCO Real Return Portfolio	06	2004	11.184	11.906	21,253
PIMCO Real Return Portfolio	06	2003	10.511	11.184	14,946
PIMCO Real Return Portfolio	06	2002	10.000	10.511	0

PIMCO Real Return Portfolio	07	2005	10.819	10.792	0
PIMCO Real Return Portfolio	07	2004	10.167	10.819	0
PIMCO Real Return Portfolio	07	2003	10.000	10.167	0

PIMCO Real Return Portfolio	08	2005	10.782	10.734	0
PIMCO Real Return Portfolio	08	2004	10.154	10.782	0
PIMCO Real Return Portfolio	08	2003	10.000	10.154	0

PIMCO Total Return Portfolio	01	2005	11.067	11.152	523,505
PIMCO Total Return Portfolio	01	2004	10.728	11.067	487,799
PIMCO Total Return Portfolio	01	2003	10.384	10.728	321,384
PIMCO Total Return Portfolio	01	2002	10.000	10.384	17,543

PIMCO Total Return Portfolio	02	2005	11.012	11.074	930,076
PIMCO Total Return Portfolio	02	2004	10.697	11.012	703,642
PIMCO Total Return Portfolio	02	2003	10.376	10.697	460,791
PIMCO Total Return Portfolio	02	2002	10.000	10.376	7,176

PIMCO Total Return Portfolio	03	2005	10.999	11.055	81,870
PIMCO Total Return Portfolio	03	2004	10.690	10.999	50,359
PIMCO Total Return Portfolio	03	2003	10.373	10.690	21,278
PIMCO Total Return Portfolio	03	2002	10.000	10.373	861

PIMCO Total Return Portfolio	04	2005	10.958	10.998	709,715
PIMCO Total Return Portfolio	04	2004	10.667	10.958	776,688
PIMCO Total Return Portfolio	04	2003	10.367	10.667	691,163
PIMCO Total Return Portfolio	04	2002	10.000	10.367	35,214

PIMCO Total Return Portfolio	05	2005	10.945	10.979	56,377
PIMCO Total Return Portfolio	05	2004	10.659	10.945	13,351
PIMCO Total Return Portfolio	05	2003	10.365	10.659	7,205
PIMCO Total Return Portfolio	05	2002	10.000	10.365	0

PIMCO Total Return Portfolio	06	2005	10.905	10.921	97,889
PIMCO Total Return Portfolio	06	2004	10.636	10.905	78,358
PIMCO Total Return Portfolio	06	2003	10.358	10.636	62,336
PIMCO Total Return Portfolio	06	2002	10.000	10.358	88

PIMCO Total Return Portfolio	07	2005	10.216	10.227	127,836
PIMCO Total Return Portfolio	07	2004	9.970	10.216	143,452
PIMCO Total Return Portfolio	07	2003	10.000	9.970	154,024

PIMCO Total Return Portfolio	08	2005	10.182	10.171	20,885
PIMCO Total Return Portfolio	08	2004	9.957	10.182	20,795
PIMCO Total Return Portfolio	08	2003	10.000	9.957	21,346

PIMCO VIT All Asset Portfolio	01	2005	10.000	10.218	1,193

PIMCO VIT All Asset Portfolio	02	2005	10.000	10.215	242

PIMCO VIT All Asset Portfolio	03	2005	10.000	10.214	407

PIMCO VIT All Asset Portfolio	04	2005	10.000	10.212	5,927

PIMCO VIT All Asset Portfolio	05	2005	10.000	10.211	0

PIMCO VIT All Asset Portfolio	06	2005	10.000	10.208	0

PIMCO VIT All Asset Portfolio	07	2005	10.000	10.207	0

PIMCO VIT All Asset Portfolio	08	2005	10.000	10.204	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	01	2005	10.000	10.297	4,006

PIMCO VIT CommodityRealReturn Strategy Portfolio	02	2005	10.000	10.293	14,947

PIMCO VIT CommodityRealReturn Strategy Portfolio	03	2005	10.000	10.292	56

PIMCO VIT CommodityRealReturn Strategy Portfolio	04	2005	10.000	10.290	1,950

PIMCO VIT CommodityRealReturn Strategy Portfolio	05	2005	10.000	10.289	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	06	2005	10.000	10.286	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	07	2005	10.000	10.286	0

PIMCO VIT CommodityRealReturn Strategy Portfolio	08	2005	10.000	10.282	0

Sun Capital All Cap S Class	01	2005	11.140	10.850	18,805
Sun Capital All Cap S Class	01	2004	10.000	11.140	3,335
Sun Capital All Cap S Class	01	2003	10.000	10.000	0

Sun Capital All Cap S Class	02	2005	11.120	10.808	33,317
Sun Capital All Cap S Class	02	2004	10.000	11.120	7,946
Sun Capital All Cap S Class	02	2003	10.000	10.000	0

Sun Capital All Cap S Class	03	2005	11.114	10.797	0
Sun Capital All Cap S Class	03	2004	10.000	11.114	0
Sun Capital All Cap S Class	03	2003	10.000	10.000	0

Sun Capital All Cap S Class	04	2005	11.099	10.766	7,400
Sun Capital All Cap S Class	04	2004	10.000	11.099	1,529
Sun Capital All Cap S Class	04	2003	10.000	10.000	0

Sun Capital All Cap S Class	05	2005	11.094	10.755	0
Sun Capital All Cap S Class	05	2004	10.000	11.094	0
Sun Capital All Cap S Class	05	2003	10.000	10.000	0

Sun Capital All Cap S Class	06	2005	11.078	10.724	0
Sun Capital All Cap S Class	06	2004	10.000	11.078	0
Sun Capital All Cap S Class	06	2003	10.000	10.000	0

Sun Capital All Cap S Class	07	2005	11.073	10.713	0
Sun Capital All Cap S Class	07	2004	10.000	11.073	0
Sun Capital All Cap S Class	07	2003	10.000	10.000	0

Sun Capital All Cap S Class	08	2005	11.052	10.672	0
Sun Capital All Cap S Class	08	2004	10.000	11.052	0
Sun Capital All Cap S Class	08	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	01	2005	10.342	10.348	24,172
Sun Capital Investment Grade Bond S Class	01	2004	10.000	10.342	13,516
Sun Capital Investment Grade Bond S Class	01	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	02	2005	10.323	10.308	80,529
Sun Capital Investment Grade Bond S Class	02	2004	10.000	10.323	8,681
Sun Capital Investment Grade Bond S Class	02	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	03	2005	10.318	10.298	1,877
Sun Capital Investment Grade Bond S Class	03	2004	10.000	10.318	1,114
Sun Capital Investment Grade Bond S Class	03	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	04	2005	10.303	10.268	8,795
Sun Capital Investment Grade Bond S Class	04	2004	10.000	10.303	3,896
Sun Capital Investment Grade Bond S Class	04	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	05	2005	10.299	10.258	0
Sun Capital Investment Grade Bond S Class	05	2004	10.000	10.299	0
Sun Capital Investment Grade Bond S Class	05	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	06	2005	10.284	10.228	975
Sun Capital Investment Grade Bond S Class	06	2004	10.000	10.284	0
Sun Capital Investment Grade Bond S Class	06	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	07	2005	10.279	10.218	0
Sun Capital Investment Grade Bond S Class	07	2004	10.000	10.279	0
Sun Capital Investment Grade Bond S Class	07	2003	10.000	10.000	0

Sun Capital Investment Grade Bond S Class	08	2005	10.260	10.178	0
Sun Capital Investment Grade Bond S Class	08	2004	10.000	10.260	0
Sun Capital Investment Grade Bond S Class	08	2003	10.000	10.000	0

Sun Capital Money Market S Class	01	2005	10.000	10.062	19,749

Sun Capital Money Market S Class	02	2005	10.000	10.046	19,173

Sun Capital Money Market S Class	03	2005	10.000	10.042	0

Sun Capital Money Market S Class	04	2005	10.000	10.030	0

Sun Capital Money Market S Class	05	2005	10.000	10.026	0

Sun Capital Money Market S Class	06	2005	10.000	10.014	0

Sun Capital Money Market S Class	07	2005	10.000	10.011	0

Sun Capital Money Market S Class	08	2005	10.000	9.995	0

Sun Capital Real Estate Fund	01	2005	17.669	19.059	99,196
Sun Capital Real Estate Fund	01	2004	13.476	17.669	104,093
Sun Capital Real Estate Fund	01	2003	10.079	13.476	75,750
Sun Capital Real Estate Fund	01	2002	10.000	10.079	10,082

Sun Capital Real Estate Fund	02	2005	17.583	18.927	152,599
Sun Capital Real Estate Fund	02	2004	13.438	17.583	161,032
Sun Capital Real Estate Fund	02	2003	10.071	13.438	141,479
Sun Capital Real Estate Fund	02	2002	10.000	10.071	6,680

Sun Capital Real Estate Fund	03	2005	17.561	18.895	10,572
Sun Capital Real Estate Fund	03	2004	13.428	17.561	9,710
Sun Capital Real Estate Fund	03	2003	10.069	13.428	4,048
Sun Capital Real Estate Fund	03	2002	10.000	10.069	0

Sun Capital Real Estate Fund	04	2005	17.497	18.797	204,020
Sun Capital Real Estate Fund	04	2004	13.399	17.497	207,717
Sun Capital Real Estate Fund	04	2003	10.062	13.399	207,216
Sun Capital Real Estate Fund	04	2002	10.000	10.062	5,281

Sun Capital Real Estate Fund	05	2005	17.475	18.764	2,403
Sun Capital Real Estate Fund	05	2004	13.390	17.475	2,164
Sun Capital Real Estate Fund	05	2003	10.060	13.390	1,027
Sun Capital Real Estate Fund	05	2002	10.000	10.060	0

Sun Capital Real Estate Fund	06	2005	17.411	18.666	25,942
Sun Capital Real Estate Fund	06	2004	13.361	17.411	28,666
Sun Capital Real Estate Fund	06	2003	10.054	13.361	30,934
Sun Capital Real Estate Fund	06	2002	10.000	10.054	0

Sun Capital Real Estate Fund	07	2005	15.834	16.967	46,267
Sun Capital Real Estate Fund	07	2004	12.157	15.834	55,824
Sun Capital Real Estate Fund	07	2003	10.000	12.157	66,004

Sun Capital Real Estate Fund	08	2005	15.781	16.875	6,762
Sun Capital Real Estate Fund	08	2004	12.141	15.781	7,570
Sun Capital Real Estate Fund	08	2003	10.000	12.141	9,054

Sun Capital Real Estate Fund S Class	01	2005	12.423	13.363	634,999
Sun Capital Real Estate Fund S Class	01	2004	10.000	12.423	194,495
Sun Capital Real Estate Fund S Class	01	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	02	2005	12.400	13.311	492,406
Sun Capital Real Estate Fund S Class	02	2004	10.000	12.400	149,005
Sun Capital Real Estate Fund S Class	02	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	03	2005	12.394	13.298	41,394
Sun Capital Real Estate Fund S Class	03	2004	10.000	12.394	16,542
Sun Capital Real Estate Fund S Class	03	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	04	2005	12.377	13.259	435,360
Sun Capital Real Estate Fund S Class	04	2004	10.000	12.377	329,327
Sun Capital Real Estate Fund S Class	04	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	05	2005	12.371	13.247	3,109
Sun Capital Real Estate Fund S Class	05	2004	10.000	12.371	2,286
Sun Capital Real Estate Fund S Class	05	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	06	2005	12.354	13.208	51,654
Sun Capital Real Estate Fund S Class	06	2004	10.000	12.354	41,897
Sun Capital Real Estate Fund S Class	06	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	07	2005	12.348	13.195	47,611
Sun Capital Real Estate Fund S Class	07	2004	10.000	12.348	48,338
Sun Capital Real Estate Fund S Class	07	2003	10.000	10.000	0

Sun Capital Real Estate Fund S Class	08	2005	12.325	13.144	1,085
Sun Capital Real Estate Fund S Class	08	2004	10.000	12.325	1,161
Sun Capital Real Estate Fund S Class	08	2003	10.000	10.000	0

Templeton Developing Markets Securities Fund, Class 2	01	2005	10.000	11.207	17,584

Templeton Developing Markets Securities Fund, Class 2	02	2005	10.000	11.203	12,434

Templeton Developing Markets Securities Fund, Class 2	03	2005	10.000	11.202	0

Templeton Developing Markets Securities Fund, Class 2	04	2005	10.000	11.199	779

Templeton Developing Markets Securities Fund, Class 2	05	2005	10.000	11.198	0

Templeton Developing Markets Securities Fund, Class 2	06	2005	10.000	11.195	3,483

Templeton Developing Markets Securities Fund, Class 2	07	2005	10.000	11.194	0

Templeton Developing Markets Securities Fund, Class 2	08	2005	10.000	11.191	0

Templeton Foreign Securities Fund	01	2005	14.576	15.794	2,557,195
Templeton Foreign Securities Fund	01	2004	12.504	14.576	894,973
Templeton Foreign Securities Fund	01	2003	9.616	12.504	160,809
Templeton Foreign Securities Fund	01	2002	10.000	9.616	16,358

Templeton Foreign Securities Fund	02	2005	14.505	15.685	1,942,544
Templeton Foreign Securities Fund	02	2004	12.469	14.505	641,322
Templeton Foreign Securities Fund	02	2003	9.608	12.469	154,977
Templeton Foreign Securities Fund	02	2002	10.000	9.608	8,232

Templeton Foreign Securities Fund	03	2005	14.487	15.658	176,958
Templeton Foreign Securities Fund	03	2004	12.460	14.487	67,208
Templeton Foreign Securities Fund	03	2003	9.606	12.460	4,692
Templeton Foreign Securities Fund	03	2002	10.000	9.606	0

Templeton Foreign Securities Fund	04	2005	14.434	15.576	2,098,840
Templeton Foreign Securities Fund	04	2004	12.433	14.434	1,792,130
Templeton Foreign Securities Fund	04	2003	9.600	12.433	437,742
Templeton Foreign Securities Fund	04	2002	10.000	9.600	22,543

Templeton Foreign Securities Fund	05	2005	14.416	15.549	18,867
Templeton Foreign Securities Fund	05	2004	12.424	14.416	14,802
Templeton Foreign Securities Fund	05	2003	9.598	12.424	962
Templeton Foreign Securities Fund	05	2002	10.000	9.598	0

Templeton Foreign Securities Fund	06	2005	14.363	15.468	273,363
Templeton Foreign Securities Fund	06	2004	12.397	14.363	220,541
Templeton Foreign Securities Fund	06	2003	9.592	12.397	36,345
Templeton Foreign Securities Fund	06	2002	10.000	9.592	142

Templeton Foreign Securities Fund	07	2005	14.664	15.785	285,634
Templeton Foreign Securities Fund	07	2004	12.664	14.664	315,176
Templeton Foreign Securities Fund	07	2003	10.000	12.664	115,914

Templeton Foreign Securities Fund	08	2005	14.615	15.700	18,639
Templeton Foreign Securities Fund	08	2004	12.647	14.615	20,916
Templeton Foreign Securities Fund	08	2003	10.000	12.647	16,025

Templeton Growth Securities Fund Class 2	01	2005	15.698	16.808	40,394
Templeton Growth Securities Fund Class 2	01	2004	13.757	15.698	16,863
Templeton Growth Securities Fund Class 2	01	2003	10.000	13.757	0

Templeton Growth Securities Fund Class 2	02	2005	15.626	16.697	84,489
Templeton Growth Securities Fund Class 2	02	2004	13.722	15.626	13,401
Templeton Growth Securities Fund Class 2	02	2003	10.000	13.722	0

Templeton Growth Securities Fund Class 2	03	2005	15.608	16.670	521
Templeton Growth Securities Fund Class 2	03	2004	13.714	15.608	0
Templeton Growth Securities Fund Class 2	03	2003	10.000	13.714	0

Templeton Growth Securities Fund Class 2	04	2005	15.554	16.587	54,475
Templeton Growth Securities Fund Class 2	04	2004	13.687	15.554	15,878
Templeton Growth Securities Fund Class 2	04	2003	10.000	13.687	0

Templeton Growth Securities Fund Class 2	05	2005	15.537	16.559	0
Templeton Growth Securities Fund Class 2	05	2004	13.679	15.537	0
Templeton Growth Securities Fund Class 2	05	2003	10.000	13.679	0

Templeton Growth Securities Fund Class 2	06	2005	15.483	16.477	6,261
Templeton Growth Securities Fund Class 2	06	2004	13.652	15.483	0
Templeton Growth Securities Fund Class 2	06	2003	10.000	13.652	0

Templeton Growth Securities Fund Class 2	07	2005	14.164	15.066	0
Templeton Growth Securities Fund Class 2	07	2004	12.496	14.164	0
Templeton Growth Securities Fund Class 2	07	2003	10.000	12.496	0

Templeton Growth Securities Fund Class 2	08	2005	14.117	14.985	0
Templeton Growth Securities Fund Class 2	08	2004	12.480	14.117	0
Templeton Growth Securities Fund Class 2	08	2003	10.000	12.480	0

Wanger Select, Variable Series	01	2005	10.000	11.518	20,389

Wanger Select, Variable Series	02	2005	10.000	11.500	8,913

Wanger Select, Variable Series	03	2005	10.000	11.496	162

Wanger Select, Variable Series	04	2005	10.000	11.482	699

Wanger Select, Variable Series	05	2005	10.000	11.477	0

Wanger Select, Variable Series	06	2005	10.000	11.464	0

Wanger Select, Variable Series	07	2005	10.000	11.459	0

Wanger Select, Variable Series	08	2005	10.000	11.441	0

Wanger US Smaller Companies, Variable Series	01	2005	10.000	11.071	699

Wanger US Smaller Companies, Variable Series	02	2005	10.000	11.053	0

Wanger US Smaller Companies, Variable Series	03	2005	10.000	11.049	0

Wanger US Smaller Companies, Variable Series	04	2005	10.000	11.036	0

Wanger US Smaller Companies, Variable Series	05	2005	10.000	11.031	0

Wanger US Smaller Companies, Variable Series	06	2005	10.000	11.018	0

Wanger US Smaller Companies, Variable Series	07	2005	10.000	11.014	0

Wanger US Smaller Companies, Variable Series	08	2005	10.000	10.996	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS

MAY 1, 2006

FUTURITY SELECT FOUR PLUS

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following funds (the "Funds").
Large-Cap Value Equity Funds	Mid-Cap Growth Equity Funds
AllianceBernstein VPS Growth and Income Portfolio	AIM V.I. Dynamics Fund
Franklin Templeton VIP Trust Templeton Foreign	Lord Abbett Series Fund International Portfolio
Securities Fund - Class 2	SCSM Blue Chip Mid Cap Fund
Franklin Templeton VIP Trust Templeton Growth	Small-Cap Growth Equity Funds
Securities Fund - Class 2	AIM V.I. Small Cap Growth Fund[2]
Lord Abbett Series Fund Growth and Income Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio
MFS/Sun Life Total Return - S Class	MFS/ Sun Life New Discovery - S Class
Large-Cap Blend Equity Funds	Small-Cap Value Equity Funds
AIM V.I. Capital Appreciation Fund Series II Shares	SC® Oppenheimer Main Street Small Cap Fund[4]
AIM V.I. Core Equity Fund Series II Shares	Multi-Cap Equity Funds
AllianceBernstein VPS International Growth Portfolio[1]	Sun CapitalSM All Cap Fund
Fidelity VIP Overseas Portfolio, Service Class 2	Specialty Funds
Goldman Sachs VIT Structured U.S. Equity Fund[3]	AllianceBernstein VPS Global Technology Portfolio
MFS/ Sun Life Massachusetts Investors Trust - S Class	MFS/ Sun Life Utilities - S Class
Rydex VT Nova Fund	Sun Capital Real Estate Fund®
SCSM Davis Venture Value Fund	High-Quality Intermediate-Term Bond Funds
Large-Cap Growth Equity Funds	PIMCO VIT Total Return Portfolio
AIM V.I. International Growth Fund Series II Shares	Sun Capital Investment Grade Bond Fund®
AllianceBernstein VPS Large Cap Growth Portfolio	High-Quality Long-Term Bond Funds
Fidelity VIP Contrafund® Portfolio, Service Class 2	MFS/ Sun Life Government Securities - S Class
Fidelity VIP Growth Portfolio, Service Class 2	PIMCO VIT Real Return Portfolio
Goldman Sachs VIT Capital Growth Fund	Medium-Quality Intermediate-Term Bond Funds
MFS/ Sun Life Capital Appreciation - S Class	PIMCO VIT Emerging Markets Bond Portfolio
MFS/ Sun Life Emerging Growth - S Class	Low-Quality Short-Term Bond Fund
MFS/ Sun Life Massachusetts Investors Growth	MFS/ Sun Life High Yield - S Class
Stock - S Class	Low-Quality Intermediate-Term Bond Fund
Rydex VT OTC Fund	PIMCO VIT High Yield Portfolio
Mid-Cap Value Equity Funds	Money Market Fund
First Eagle VFT Overseas Variable Series	Sun Capital Money Market Fund®
Lord Abbett Series Fund Mid Cap Value Portfolio

___________________________________________

1 Formerly known as the AllianceBernstein VP Worldwide Privatization Portfolio.
2 Name change effective July 3, 2006. Formerly known as AIM V.I. Small Company Growth Fund.
3 Formerly known as the Goldman Sachs VIT CORESM U.S. Equity Fund.

4 Formerly known as the SCSM Value Small Cap Fund.

A I M Advisors, Inc. advises the AIM Variable Insurance Funds with INVESCO Funds Group, Inc. serving as sub-investment advisor to the AIM V.I. Dynamics Fund. AllianceBernstein L.P. advises the AllianceBernstein VPS Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Fund Trust. Fidelity® Management & Research Company advises the Fidelity VIP Portfolios. Fred Alger Management, Inc. advises the Alger American Funds. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs VIT Funds. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios. Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Rydex Investments advises the Rydex VT Portfolios. Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SCSM Oppenheimer Main Street Small Cap Fund (sub-advised by OppenheimerFunds, Inc.); and the SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP). Templeton® Investment Counsel, LLC, advises Templeton Foreign Securities Fund and Templeton® Global Advisors Limited advises Templeton Growth Securities Fund.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 51 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

SPECIAL TERMS *

PRODUCT HIGHLIGHTS *

FEES AND EXPENSES *

EXAMPLE *

CONDENSED FINANCIAL INFORMATION *

THE ANNUITY CONTRACT *

COMMUNICATING TO US ABOUT YOUR CONTRACT *

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) *

THE VARIABLE ACCOUNT *

VARIABLE ACCOUNT OPTIONS:  THE FUNDS *

THE FIXED ACCOUNT *

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS *

THE ACCUMULATION PHASE *

Issuing Your Contract *

Amount and Frequency of Purchase Payments *

Allocation of Net Purchase Payments *

Your Account *

Your Account Value *

Variable Account Value *

Fixed Account Value *

Transfer Privilege *

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates *

Other Programs *

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT *

Cash Withdrawals *

Withdrawal Charge *

Types of Withdrawals not Subject to Withdrawal Charge *

Market Value Adjustment *

CONTRACT CHARGES *

Account Fee *

Administrative Expense Charge and Distribution Fee *

Mortality and Expense Risk Charge *

Charges for Optional Benefit Riders *

Premium Taxes *

Fund Expenses *

Modification in the Case of Group Contracts *

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS *

Tax Issues *

Guaranteed Minimum Accumulation Benefit ("AB") Plan *

Guaranteed Minimum Withdrawal Benefit ("WB") Plan *

Availability *

Cost of the Optional Living Benefit Rider *

Withdrawals Under the Optional Living Benefit Rider *

Transfers and Subsequent Purchase Payments Under the Optional Living Benefit Rider *

Revocation of the Optional Living Benefit Rider *

Renewal of the Optional Living Benefit Rider *

Your Death Under the AB Plan *

Your Death Under the WB Plan *

DEATH BENEFIT *

Amount of Death Benefit *

The Basic Death Benefit *

Optional Death Benefit Riders *

Spousal Continuance *

Calculating the Death Benefit *

Method of Paying Death Benefit *

Non-Qualified Contracts *

Selection and Change of Beneficiary *

Payment of Death Benefit *

THE INCOME PHASE - ANNUITY PROVISIONS *

Selection of Annuitant(s) *

Selection of the Annuity Commencement Date *

Annuity Options *

Selection of Annuity Option *

Amount of Annuity Payments *

Exchange of Variable Annuity Units *

Account Fee *

Annuity Payment Rates *

Annuity Options as Method of Payment for Death Benefit *

OTHER CONTRACT PROVISIONS *

Exercise of Contract Rights *

Change of Ownership *

Voting of Fund Shares *

Periodic Reports *

Substitution of Securities *

Change in Operation of Variable Account *

Splitting Units *

Modification *

Discontinuance of New Participants *

Reservation of Rights *

Right to Return *

TAX CONSIDERATIONS *

U.S. Federal Income Tax Considerations *

Puerto Rico Tax Considerations *

ADMINISTRATION OF THE CONTRACT *

DISTRIBUTION OF THE CONTRACT *

PERFORMANCE INFORMATION *

AVAILABLE INFORMATION *

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE *

STATE REGULATION *

LEGAL PROCEEDINGS *

FINANCIAL STATEMENTS *

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION *

APPENDIX A - GLOSSARY *

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT *

APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT *

APPENDIX D - CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX E - CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT *

APPENDIX F - CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT *

APPENDIX G - CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT *

APPENDIX H - CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT *

APPENDIX I - SECURED RETURNS BENEFIT EXAMPLES *

APPENDIX J - CONDENSED FINANCIAL INFORMATION *

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity Select Four Plus Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by purchasing an optional death benefit rider.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among the Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, transfers or renewals into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

If your Account Value is less than $100,000 on your Account Anniversary, we deduct a $50 Annual Account Fee. We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

In addition, we deduct a mortality and expense risk charge of 1.30% of the average daily value of the Contract invested in the Variable Account, if you were under 76 years of age on the Open Date, or 1.50% if you are age 76 or older on the Open Date. We also deduct an administrative charge of 0.15% of the average daily value and a distribution fee of 0.20% of the average daily value of the Contract invested in the Variable Account.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge (also known as a "contingent deferred sales charge") starts at 8% in the first Account Year and declines to 0% after four years.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from 0.20% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider you elected.

If you elect the optional living benefit rider, we will assess an additional charge currently equal to 0.40% of the average daily value of your Contract.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

Optional Living Benefit Rider: Secured Returns

The Secured Returns Benefit guarantees a return of your initial Purchase Payment plus portions of your subsequent Purchase Payments (adjusted for withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed is known as the "GLB amount." You may choose to receive your Secured Returns Benefit under one of two plans. Under the terms of the Guaranteed Minimum Accumulation Benefit Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Under the terms of the Guaranteed Minimum Withdrawal Benefit Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero. The Secured Returns Benefit is available only if you are age 85 or younger on the Open Date. This Benefit may not be available in your state.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity, you can select one of a several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Open Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing an optional death benefit rider that is available in your state. If you are 85 or younger on the Open Date, the basic death benefit pays the greatest of your Account Value, your Surrender Value, or your total Purchase Payments (adjusted for withdrawals), all calculated as of your Death Benefit Date. If you were 86 or older on the Open Date, the basic death benefit is equal to the Surrender Value. You must make your election on or before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Open Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. During the first four Account Years, this "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments made. All other amounts are subject to the withdrawal charge. After the end of the fourth Account Year, any amount you withdraw is free of withdrawal charges. In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may also be subject to a Market Value Adjustment (see "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision. If you cancel your Contract within 10 days after receiving it (or later, if allowed by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty.

If you have any questions about your Contract or need more information, please contact us at:
Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):		0%

Maximum Withdrawal Charge (as a percentage of purchase payments): 1

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4 or more	0%

Maximum Fee Per Transfer (currently $0):		$152

Premium Taxes (as a percentage of Certificate Value or total purchase payments):		0% - 3.5%3

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.
Annual Account Fee	$ 504

Variable Account Annual Expenses

(as a percentage of net Variable Account assets) 5
Mortality and Expense Risks Charge:	1.50%6
Administrative Expenses Charge:	0.15%
Distribution Fee:	0.20%

Total Variable Account Annual Expenses (without optional benefits):	1.85%
1

During the first four Account Years, a portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after your fourth Account Anniversary, any amount withdrawn is free of the withdrawal charge. (See "Withdrawal Charges.")

2

Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See "Transfer Privilege.")

3

The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

4

The Annual Account Fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See "Account Fee.")

5	All of the Variable Account Annual Expenses are assessed as a percentage of the average daily net Variable Account assets.

6

If you are age 75 or younger on the Open Date, the mortality and expense risks charge will be 1.30% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge, the administrative expenses charge, and the distribution fee will never be greater than 1.65% of average daily net Variable Account assets, regardless of your age on the Issue Date. (See "Mortality and Expense Risks Charge.")

Charges for Optional Features
Maximum Charge for Optional Death Benefit Rider:	0.40%7
Maximum Charge for Optional Living Benefit Rider:	0.40%8

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit and Living Benefit Riders:	2.50%8

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement9	0.65%	2.74%
7	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected as follows:
Riders Elected	% of Average Daily Net Assets
"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%
8

If you elect the Optional Living Benefit Rider with the EEB Premier rider, we will assess your Contract the maximum annual charge of 0.65% of your average daily net assets. In this case, there will be no separate charge for the optional death benefit rider. If you elect the Optional Living Benefit Rider with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets. In either case, we will continue to deduct this annual charge until you annuitize your Contract or your Optional Living Benefit Rider expires or is revoked (except in the state of Oregon). (See "Optional Living Benefit Rider: Secured Returns.")

9	The expenses shown are for the year ended December 31, 2005, and do not reflect any fee waiver or expense reimbursement.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2007. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.65% and 1.66%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for optional benefits. If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $50,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)	If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$1,250	$2,217	$2,647	$5,250
(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years

$533	$1,594	$2,647	$5,250

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix J.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Owner of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing an optional death benefit riders and paying an additional charge for the optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that required by law.

The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax-deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

Some broker/dealers may limit their clients from purchasing some optional benefits based upon the client's age. Your individual representative will describe any such limitations. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life insurance product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity and variable life insurance contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS:  THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

More comprehensive information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a statement of additional information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Periods from those we make available from time to time. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers or renewals into that Guarantee Period will not be permitted. In addition, we reserve the right not to make any Guarantee Periods available. In such event, renewals will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the Covered Person dies before the Annuity Commencement Date.

Issuing Your Contract

When we accept your Application, we "open" the Contract. We refer to this date as the "Open Date." When we receive your initial Purchase Payment, we "issue" your Contract. We refer to this date as the "Issue Date."

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. We reserve the right to refuse Purchase Payments received more than 5 years after your Issue Date or after your 70th birthday, whichever is later. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a "Valuation Period." On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the "Net Investment Factor" -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge and distribution fee) plus any applicable asset-based charge for optional benefit riders. See "Contract Charges."

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege").

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.

A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.

These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under "Transfer Privilege."

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	at least 6 days must elapse between transfers to and from the Sub-Accounts;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any approved Optional Programs. At our discretion, we may waive some or all of these restrictions. Additional restrictions apply to transfers made under the Secured Returns Benefit. (See "Optional Living Benefit Rider: Secured Returns.")

We reserve the right to waive these restrictions and exceptions at any time. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g. no overnight, priority, or courier delivery allowed) and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

In addition, some of the Funds impose, or reserve the right to impose, additional restrictions on transfers if the Fund's short-term trading strategy is more restrictive than the Company's policy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly trasferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative service fee, the distribution fee, or the annual Account Fee; credit additional amounts; grant special Guaranteed Interest Rates in certain situations; or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the minimum.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

     Asset Allocation Program

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal Program

If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program.

Under this program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically. The withdrawals under this program may be subject to surrender charges or a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing this option.

You may change or stop this program at any time, by written notice to us or other means approved by us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

     Principal Returns Program

Under the Principal Returns Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: we start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we calculate and then add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we calculate and then deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will deduct the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect any death benefit or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See "Withdrawals Under the Optional Living Benefit Rider" and "Calculating the Death Benefit.")

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

The "free withdrawal amount" is equal to 10% of the amount of all Purchase Payments you have made. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.

The "free withdrawal amount" that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all Payments not previously withdrawn, is not subject to the withdrawal charge.

     Order of Withdrawal

When you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. We consider Purchase Payments that you have not already withdrawn (beginning with the oldest remaining Purchase Payment) to be withdrawn next. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be earnings and is not subject to a withdrawal charge.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The Withdrawal Charge scale is as follows:

Number of Account Years	Withdrawal
Since Your Issue Date	Charge
0-1	8%
1-2	8%
2-3	7%
3-4	6%
4 or more	0%

The withdrawal charge will never be greater than 8% of the excess of your Account Value over the "free withdrawal amount," as defined above.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:
●	at least one year has passed since your Issue Date;

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

where:
I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J

is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b

is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and /or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $50 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:
●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $100,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge and Distribution Fee

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

We also deduct a distribution fee from the assets of the Variable Account at an effective annual rate equal to 0.20% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%, if you are age 75 or younger on the Open Date (1.50%, if you are age 76 or older on the Open Date). If your initial Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. (This credit is paid out of our general account and is the result of cost savings realized on larger sized Contracts.) The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract.

Charges for Optional Benefit Riders

If you elect the Secured Returns Benefit, we will deduct a 0.40% charge from the average daily net assets of the Variable Account.

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.

% of Average
Rider(s) You Elect*	Daily Net Assets

"MAV"	0.20%
"5% Roll-Up"	0.20%
"EEB Premier"	0.25%
"EEB Premier with MAV"	0.40%
"EEB Premier with 5% Roll-Up"	0.40%
"EEB Premier Plus"	0.40%

                   *As defined below under "Optional Death Benefits."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

OPTIONAL LIVING BENEFIT RIDER: SECURED RETURNS

The Secured Returns Benefit ("Benefit") guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed, known as the "Guaranteed Living Benefit amount" or the "GLB amount," can be greater than or less than your Account Value. The Benefit may not be available in your state.

If you elect the Secured Returns Benefit, you may choose to receive your Secured Returns Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit ("AB") Plan or the Guaranteed Minimum Withdrawal Benefit ("WB") Plan.

If you elect the Secured Returns Benefit, you are automatically enrolled in the AB Plan. Any time prior to your 81st birthday, you may elect instead to receive your Secured Returns Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.

Tax Issues

If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit rider might increase the taxable portion of any withdrawal you make from the Contract.

If your Contract is a Qualified Contract, the retirement plan governing that Qualified Contact may be subject to certain required minimum distribution ("RMD") provisions imposed by the Internal Revenue Code (the "Code") and IRS regulations. These RMD provisions require that a yearly amount be distributed from the retirement plan beginning generally in the calendar year you attain age 70 1/2. With Qualified Contracts used in connection with retirement plans under Section 403(b) of the Code (Tax-Sheltered Annuities) or Section 408(b) of the Code (Individual Retirement Annuities), the yearly RMD amount is generally the same for both the Qualified Contract and the retirement plan. With Qualified Contracts used in connection with retirement plans under Section 401(a) of the Code (pension and profit sharing plans) and Section 408(a) of the Code (Individual Retirement Accounts), the yearly RMD amount for the retirement plan will be the same for the Qualified Contract only if the Qualified Contract is the only asset of the plan. Because we do not know what assets are held in your retirement plan, we determine yearly RMD amounts for only this Contract ("Yearly RMD Amounts").

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce your remaining GLB amount per the terms of the Contract regarding excess withdrawals (see "Withdrawals Under the Optional Living Benefit Rider") when a Yearly RMD Amount withdrawn from your Contract exceeds your maximum WB amount.

If you withdraw all or a portion of your Qualified Contract's Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see "Withdrawals Under the Optional Living Benefit Rider").

Please refer to "Tax Considerations - Impact of Optional Death Benefit and Optional Living Benefit Riders" for more information regarding these and other tax issues that you should consider before electing to participate in an optional living benefit rider.

Guaranteed Minimum Accumulation Benefit ("AB") Plan

Under the terms of the AB Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated on a pro rata basis to all Designated Funds in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will guarantee the return of less than 100% of the Purchase depending upon the Account Year in which it was made, as follows:
Account Year in which Purchase Payment was made	Percentage guaranteed
1-2	100%
3-5	85%
6-8	70%
9-10	60%

For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in Appendix I. Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns Benefit.

Guaranteed Minimum Withdrawal Benefit ("WB") Plan

Under the terms of the WB Plan, you may withdraw up to a set dollar amount from your Account Value each year until your GLB amount equals zero. This set dollar amount, or "maximum WB amount," is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount may be adversely affected. (See "Withdrawals Under the Optional Living Benefit Rider.") Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan.

For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in Appendix I.

Availability

The Secured Returns Benefit is available only if you are age 85 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may not combine the Benefit with any optional death benefit rider other than the EEB Premier rider.

To participate in the Secured Returns Benefit, all of your Account Value must be invested in one or more of the "Designated Funds" during the entire term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the GLB amount is exhausted. Your application lists the only Funds and asset allocation models that currently qualify as "Designated Funds." We reserve the right to change the available Designated Funds on new and existing Contracts without prior notice. Any time there is a change, your Account Value will remain in the current Designated Funds, but future transfers or Purchase Payments may be allocated only to the Designated Funds then available.

Cost of the Optional Living Benefit Rider

If you elect the Secured Returns Benefit with the basic death benefit, we will assess your Contract an annual charge of 0.40% of your average daily net assets. If you elect the Secured Returns Benefit with the EEB Premier rider, we will assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Funds or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge (except in Oregon). (See "Transfers and Subsequent Purchase Payments Under the Optional Living Benefit Rider.")

Withdrawals Under the Optional Living Benefit Rider

All withdrawals under the Secured Returns Benefit are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See "Free Withdrawal Amount" under "Withdrawal Charge.")

In addition, if you have elected the Secured Returns Benefit, but have not yet elected to participate in the WB Plan, any withdrawals you make will reduce the GLB amount proportionally to the amount of Account Value withdrawn. To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in Appendix I.)

Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:
(a)	your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or

(b)	your Account Value.

If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in Appendix I.)

You should be aware that a withdrawal in excess of the maximum WB amount might reduce or eliminate your Secured Returns Benefits if your Account Value is less than the GLB amount. Also, in all cases, the value you will receive upon a full withdrawal, or "surrender" of your Contract, will be your Contract's Surrender Value and not the GLB amount.

The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.

Under the WB Plan, your Secured Returns benefits will continue until your GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until the remaining GLB amount has been reduced to zero.

For examples showing how withdrawals affect your benefits under the Secured Returns Benefit, see Examples 5 through 8 in Appendix I.

Transfers and Subsequent Purchase Payments Under the Optional Living Benefit Rider

Transfers among the Designated Funds are permitted as described under "Transfer Privilege." If however you transfer some or all of your Account Value out of the Designated Funds into another investment option offered under your Contract, the Secured Returns Benefit will be automatically cancelled.

Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns Benefit will be cancelled.

Once the Benefit has been canceled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be canceled and the cost of such rider (0.25% of your average daily Account Value) will remain.

Revocation of the Optional Living Benefit Rider

Anytime after your 7th Account Anniversary, the Secured Returns Benefit may be revoked. (In Oregon, you may elect to revoke at any time.) Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elect the Benefit in combination with the EEB Premier rider, the optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.

Renewal of the Optional Living Benefit Rider

If you elected to participate in the AB Plan and you remained in the Plan for the entire 10-year period, you may elect to renew your participation in the Secured Returns Benefit, provided that we are still offering the Benefit to new Owners. Upon renewal, the annual charge for participation in the Benefit will be extended under the terms and conditions applicable to new Owners at that time. If renewal in the Secured Returns Benefit is not available, or is available but you make no election to renew your participation in the Benefit, all further benefits under the Benefit will be discontinued. We reserve the right to stop offering the optional Secured Returns Benefit to new Owners. If we do so, renewals will no longer be available.

If you elected to participate in the WB Plan during your initial 10-year period, you may not renew your participation in the Secured Returns Benefit.

Your Death Under the AB Plan

If you die while participating in the AB Plan, all benefits and charges under Secured Returns Benefit will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. Your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse's 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.

Your Death Under the WB Plan

If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, the Secured Returns Benefit will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See "Spousal Continuance" under "DEATH BENEFIT.") In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Certificate, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we may pay the death benefit to the surviving Participant, if any, or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)	your total Adjusted Purchase Payments (Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one of the following optional death benefit riders. You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on your Open Date. The optional death benefit election may not be changed after the Contract's Issue Date. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of these optional benefits to you. Please refer to "Impact of Optional Death Benefit and Optional Living Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing these optional benefits.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under basic death benefit (above), or

●

your Highest Account Value on any Account Anniversary before the Covered Person's 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the Highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous Highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted Highest Account Value, the current Account Value will become the new Highest Account Anniversary Value.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:
●	the amount payable under basic death benefit (above), or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the sum of your Adjusted Purchase Payments.

     Earnings Enhancement Benefit Premier ("EEB Premier") Rider

If you elect this EEB Premier Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier amount." Calculated as of the Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with MAV ("EEB Premier with MAV") Rider

If you elect this EEB Premier with MAV Rider, your death benefit will be the amount payable under the MAV Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier with 5% Roll-Up ("EEB Premier with 5% Roll-Up") Rider

If you elect this EEB Premier with 5% Roll-Up Rider, your death benefit will be the amount payable under the 5% Roll-Up Rider PLUS the "EEB Premier amount." Calculated as of your Death Benefit Date, the "EEB Premier amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier amount" will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 100% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier amount" will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 40% of Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier amount."

     Earnings Enhancement Benefit Premier Plus ("EEB Premier Plus") Rider

If you elect this EEB Premier Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Premier Plus amount." Calculated as of the Death Benefit Date, the "EEB Premier Plus amount" is determined as follows:
●

If you are 69 or younger on your Open Date, the "EEB Premier Plus amount" will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 150% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made within the 12 months prior to your death, not including Purchase Payments made in your first Account Year.

●

If you are between the ages of 70 and 79 on your Open Date, the "EEB Premier Plus amount" will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap of 60% of the Adjusted Purchase Payments made prior to your death minus any Purchase Payments made in the twelve months prior to your death, not including Purchase Payments made in your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the "EEB Premier Plus amount" will be locked in. Partial withdrawals after your 85th birthday will proportionally reduce the "EEB Premier Plus amount."

Spousal Continuance

If your spouse is your sole Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit rider you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Annuity Mailing Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of Annuitant(s)

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●	The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.

●

The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday. If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:
●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year periods certain are not available if your Account has been issued within the past 4 years.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.65% of your average daily net assets, regardless of your age on the Issue Date. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Owner. The amount payable on the death of the new Owner will be the Surrender Value.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, according to the voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Periodic Reports

During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to your Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

Upon request, we will provide you with information regarding fixed and variable accumulation values.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days or longer is allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:
●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not received additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

In evaluating whether the Contract is suitable for purchase in connection with a tax qualified plan under Section 401(a) of the Code or a tax-sheltered annuity arrangement under Section 403(b) of the Code, the effect of the Purchase Payment Interest provisions on the plan's compliance with the applicable nondiscrimination requirements should be considered. Violation of the nondiscrimination rules can cause a plan to lose its tax qualified status under the Code and could result in the full taxation of participants on all of their benefits under the plan. Violation of the nondiscrimination rules might also result in a liability for additional benefits being paid to certain plan participants. Employers intending to use the Contract in connection with such plans should consult with a qualified tax professional.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance. Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit and Optional Living Benefit Riders

Qualified Contracts.  If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1/2 or, for non-IRAs, the date of retirement instead of age 70 1/2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death and living benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan may need to be used as a source of funds for the RMDs.

If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit rider, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit rider, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.

Participants in 403(b) plans who are under age 59 1/2, are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1/2.

Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit rider, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider. If this were to occur, election of an optional rider could cause any withdrawal, including a withdrawal under the WB Plan of any optional living benefit rider, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional rider (or, if applicable, prior to renewing your participation in the optional living benefit rider), you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS," see "Pre-Distribution Taxation of Contracts," "Distributions and Withdrawals from Non-Qualified Contracts," "Withholding" and "Non-Qualified Contracts." You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer, and/or may be a fixed dollar amount.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates." During 2003, 2004, and 2005, approximately $83,849, $18,567, and $15,043, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

PERFORMANCE INFORMATION

From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some variable options.

Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Fund in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period after the Variable Account was established or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Variable Account. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although such figures do reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

The performance figures used by the Variable Account are based on the actual historical performance of the underlying Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Funds.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the available Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, and Standard and Poor's Insurance Rating Services. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. The Standard and Poor's rating measures the ability of an insurance company to meet its obligations under insurance policies it issues. This rating does not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2005 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2006 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------
To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for
Futurity Select Four Plus Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name        ________________________________________________

Address   _________________________________________________

                  _________________________________________________

City           ______________________   State ______   Zip ___________

Telephone _________________________________________________

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant and while the Owner is still alive during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

ADJUSTED PURCHASE PAYMENTS: Purchase Payments adjusted for partial withdrawals as described in "Calculating the Death Benefit."

*ANNUITANT: The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable

Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

ISSUE DATE: The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the "Date of Coverage" in the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This term is also used as described under "Calculating the Death Benefit."

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OPEN DATE: The date your Application is received by the Company in good order.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the Owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

SURRENDER VALUE: The amount payable on full surrender of your Contract.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

YOU and YOUR: The terms "you" and "your" refer to "Owner," "Participant," and/or "Covered Person" as those terms are identified in the Contract.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
				Payment
		Hypothetical	Free	Subject to	Withdrawal	Withdrawal
Account		Account	Withdrawal	Withdrawal	Charge	Charge
Year		Value	Amount	Charge	Percentage	Amount
(a)	1	$41,000	$ 4,000	$37,000	8.00%	$2,960
	2	$44,200	$ 4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$ 4,000	$40,000	7.00%	$2,800
	4	$51,500	$ 4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$ 0	0.00%	$ 0
	6	$60,000	$60,000	$ 0	0.00%	$ 0
(a)

The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.

(b)

In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your unliquidated Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your unliquidated Purchase Payments.

(c)	In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.
							Remaining
	Hypothetical	Free		Amount of			Free
	Account	Withdrawal		Withdrawal			Withdrawal	Hypothetical
	Value	Amount		Subject to	Withdrawal	Withdrawal	Amount	Account
Account	Before	Before	Amount of	Withdrawal	Charge	Charge	After	Value after
Year	Withdrawal	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal	Withdrawal

1	$41,000	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$41,000
2	$44,200	$4,000	$ 0	$ 0	8.00%	$ 0	$4,000	$44,200
3	$47,700	$4,000	$ 0	$ 0	7.00%	$ 0	$4,000	$47,700
(a)4	$48,200	$4,000	$ 3,000	$ 0	6.00%	$ 0	$1,000	$45,200
(b)4	$46,000	$1,000	$ 8,000	$ 7,000	6.00%	$ 420	$ 0	$38,000
(c)4	$38,250	$ 0	$12,000	$12,000	6.00%	$ 720	$ 0	$26,250
(d)4	$26,650	$ 0	$22,000	$21,000	6.00%	$ 1,260	$ 0	$ 4,650

Totals			$45,000	$40,000	6.00%	$2,400	$ 0	$ 4,650

(a)

In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)

Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $33,000.

(c)

Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of unliquidated Purchase Payments is $21,000.

(d)

Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of unliquidated Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of unliquidated Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

PART 2 -- Fixed Account -- Examples of the Market Value Adjustment ("MVA")

     The MVA Factor is:

[(1 + I) / (1 + J + b)] ^ (N/12)   -1

     These examples assume the following:
(1)	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

(2)	The date of surrender is 2 years from the Expiration Date (N = 24).

(3)	The value of the Guarantee Amount on the date of surrender is $11,910.16.

(4)	The interest earned in the current Account Year is $674.16.

(5)	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

(6)	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

    The MVA factor       =    [(1 + I) / (1 + J + b)] ^ (N/12)   -1

                                        =     [(1 + .06) / (1 + .08)] ^ (24/12) -1

                                        =     (.981^ 2) -1

                                        =     .963 -1

                                        =    -.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

          ($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

    The MVA factor       =     [(1 + I) / (1 + J + b)] ^ (N/12)   -1

                                        =     [(1 + .06) / (1 + .05)] ^ (24/12) -1

                                        =     (1.010 ^ 2) -1

                                        =     1.019 -1

                                        =     .019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

          ($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	=	$ 80,000.00
Cash Surrender Value*	=	$ 76,500.00
Purchase Payments	=	$100,000.00
The Basic Death Benefit would therefore be:		$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Issue Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	=	$ 60,000.00
Cash Surrender Value*	=	$ 57,000.00
Adjusted Purchase Payments**	=	$ 75,000.00
The Basic Death Benefit would therefore be:		$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal divided by Account Value before withdrawal) = $100,000.00 x ($60,000.00 divided by $80,000.00)

APPENDIX D -
CALCULATION OF 5% PREMIUM ROLL-UP OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value *	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

* The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$ 90,000
Cash Surrender Value	=	$ 90,000
Total of Adjusted Purchase Payments*	=	$ 80,000
5% Premium Roll-Up Value**	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

* Adjusted Purchase Payments can be calculated as follows:

Purchase Payments x (Account Value after withdrawal / Account Value before withdrawal) = $100,000 x ($120,000 / $150,000) = $80,000

** The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.

APPENDIX E -
CALCULATION OF EEB PREMIER OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$ 85,185
The Death Benefit Amount would therefore	=	$115,000

-- PLUS --

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 29,815
45% of the above amount	=	$ 13,417
Cap of 100% of Adjusted Purchase Payments	=	$ 85,185
The lesser of the above two amounts = the EEB Premier amount	=	$ 13,417

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

** Adjusted Purchase Payments can be calculated as follows:

Payments x (Account Value after withdrawal/Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185

APPENDIX F -
CALCULATION OF EEB PREMIER PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

--PLUS --

The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$ 35,000
75% of the above amount	=	$ 26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$ 26,250

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PREMIER WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the Owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier with MAV amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier with MAV amount	=	$ 15,750

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Premier with MAV amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PREMIER WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 8. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

--PLUS--

The EEB Premier amount, calculated as follows:
Account Value before EEB minus
Adjusted Purchase Payments	=	$ 35,000
45% of the above amount	=	$ 15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$ 15,750

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
SECURED RETURNS BENEFIT EXAMPLES

All of the following examples are based upon the assumption you selected the Secured Returns Benefit on or before your Issue Date.

Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan.

EXAMPLE 1: Low investment performance; no WB election.
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Funds have had low investment performance.

●

Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $100,000 at the cost and terms available to new Owners.

EXAMPLE 2: High investment performance; no WB election
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Funds have had high investment performance.

●

Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased. If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $200,000 at the cost and terms available to new Owners.

EXAMPLE 3: Low investment performance; WB election
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.
●

On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates and no renewal applies.

EXAMPLE 4: High investment performance; WB election
●	Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
●	On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●	On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.
●	On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.
●	On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.
●

Assume that, on December 31, 2017, your withdraw the remaining $2,000 to exhaust the remaining GLB amount. The Secured Returns Benefit thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues. No renewal is available.

Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.

EXAMPLE 5: Withdrawals Under the AB Plan
●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.
●

Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).

●

Assume you make no more withdrawals or deposits and that your Account Value, on January 1, 2013 is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit, at the cost and terms available to new Owners, with a new GLB amount of $90,000.

EXAMPLE 6: Withdrawals Under the WB Plan
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).

●	Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.
●

Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●

Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.

●

Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) / $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000/12.57).

EXAMPLE 7: Withdrawals with Subsequent Purchase Payments under the AB Plan
●	Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.
●	On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).
●

Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000 . Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000/$240,000). Assume you make no more withdrawals or subsequent Purchase Payments.

●

Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000). If the Secured Returns Benefit is still available to new Owners, you may elect to renew your participation in the Benefit with a new GLB amount of $154,167 at the cost and terms available to new Owners.

EXAMPLE 8: Withdrawals with Subsequent Purchase Payments under the WB Plan
●

Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).

●	On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●

Assume that, on January 6, 2004, you make an additional deposit of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.

●

Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.

●

Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,000, i.e., ($132,000 - ($10,500 x 5 years). Withdrawals will continue until the remaining GLB amount is reduced to zero. No renewal of the Secured Returns Benefit is available.

APPENDIX J -
CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY SELECT FOUR PLUS should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown.
Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year Units

AIM V.I. Capital Appreciation Fund Series 2	01	2005	9.930	10.604	5,575
AIM V.I. Capital Appreciation Fund Series 2	01	2004	9.496	9.930	5,405
AIM V.I. Capital Appreciation Fund Series 2	01	2003	7.474	9.496	2,761
AIM V.I. Capital Appreciation Fund Series 2	01	2002	10.000	7.474	481

AIM V.I. Capital Appreciation Fund Series 2	02	2005	9.874	10.524	19,534
AIM V.I. Capital Appreciation Fund Series 2	02	2004	9.462	9.874	20,577
AIM V.I. Capital Appreciation Fund Series 2	02	2003	7.462	9.462	9,831
AIM V.I. Capital Appreciation Fund Series 2	02	2002	10.000	7.462	5,391

AIM V.I. Capital Appreciation Fund Series 2	03	2005	9.860	10.503	0
AIM V.I. Capital Appreciation Fund Series 2	03	2004	9.453	9.860	0
AIM V.I. Capital Appreciation Fund Series 2	03	2003	7.459	9.453	11,602
AIM V.I. Capital Appreciation Fund Series 2	03	2002	10.000	7.459	1,841

AIM V.I. Capital Appreciation Fund Series 2	04	2005	9.819	10.443	19,027
AIM V.I. Capital Appreciation Fund Series 2	04	2004	9.428	9.819	20,885
AIM V.I. Capital Appreciation Fund Series 2	04	2003	7.451	9.428	15,355
AIM V.I. Capital Appreciation Fund Series 2	04	2002	10.000	7.451	2,337

AIM V.I. Capital Appreciation Fund Series 2	05	2005	9.805	10.423	0
AIM V.I. Capital Appreciation Fund Series 2	05	2004	9.419	9.805	0
AIM V.I. Capital Appreciation Fund Series 2	05	2003	7.448	9.419	0
AIM V.I. Capital Appreciation Fund Series 2	05	2002	10.000	7.448	0

AIM V.I. Capital Appreciation Fund Series 2	06	2005	9.763	10.363	0
AIM V.I. Capital Appreciation Fund Series 2	06	2004	9.394	9.763	0
AIM V.I. Capital Appreciation Fund Series 2	06	2003	7.439	9.394	0
AIM V.I. Capital Appreciation Fund Series 2	06	2002	10.000	7.439	0

AIM V.I. Capital Appreciation Fund Series 2	07	2005	12.236	12.981	0
AIM V.I. Capital Appreciation Fund Series 2	07	2004	11.779	12.236	0
AIM V.I. Capital Appreciation Fund Series 2	07	2003	10.000	11.779	0

AIM V.I. Capital Appreciation Fund Series 2	08	2005	12.195	12.911	0
AIM V.I. Capital Appreciation Fund Series 2	08	2004	11.763	12.195	0
AIM V.I. Capital Appreciation Fund Series 2	08	2003	10.000	11.763	0

AIM V.I. Core Equity Fund Series 2	01	2005	10.734	11.093	1,602
AIM V.I. Core Equity Fund Series 2	01	2004	10.043	10.734	1,604
AIM V.I. Core Equity Fund Series 2	01	2003	8.225	10.043	1,605
AIM V.I. Core Equity Fund Series 2	01	2002	10.000	8.225	160

AIM V.I. Core Equity Fund Series 2	02	2005	10.674	11.008	13,271
AIM V.I. Core Equity Fund Series 2	02	2004	10.007	10.674	12,267
AIM V.I. Core Equity Fund Series 2	02	2003	8.212	10.007	12,934
AIM V.I. Core Equity Fund Series 2	02	2002	10.000	8.212	4,849

AIM V.I. Core Equity Fund Series 2	03	2005	10.659	10.987	0
AIM V.I. Core Equity Fund Series 2	03	2004	9.998	10.659	0
AIM V.I. Core Equity Fund Series 2	03	2003	8.209	9.998	0
AIM V.I. Core Equity Fund Series 2	03	2002	10.000	8.209	0

AIM V.I. Core Equity Fund Series 2	04	2005	10.613	10.924	2,700
AIM V.I. Core Equity Fund Series 2	04	2004	9.971	10.613	2,725
AIM V.I. Core Equity Fund Series 2	04	2003	8.200	9.971	2,727
AIM V.I. Core Equity Fund Series 2	04	2002	10.000	8.200	1,481

AIM V.I. Core Equity Fund Series 2	05	2005	10.599	10.903	0
AIM V.I. Core Equity Fund Series 2	05	2004	9.962	10.599	0
AIM V.I. Core Equity Fund Series 2	05	2003	8.196	9.962	0
AIM V.I. Core Equity Fund Series 2	05	2002	10.000	8.196	0

AIM V.I. Core Equity Fund Series 2	06	2005	10.554	10.841	4,699
AIM V.I. Core Equity Fund Series 2	06	2004	9.936	10.554	4,699
AIM V.I. Core Equity Fund Series 2	06	2003	8.187	9.936	3,745
AIM V.I. Core Equity Fund Series 2	06	2002	10.000	8.187	0

AIM V.I. Core Equity Fund Series 2	07	2005	12.352	12.682	0
AIM V.I. Core Equity Fund Series 2	07	2004	11.635	12.352	0
AIM V.I. Core Equity Fund Series 2	07	2003	10.000	11.635	0

AIM V.I. Core Equity Fund Series 2	08	2005	12.311	12.613	0
AIM V.I. Core Equity Fund Series 2	08	2004	11.620	12.311	0
AIM V.I. Core Equity Fund Series 2	08	2003	10.000	11.620	0

AIM V.I. Dynamics Fund	01	2005	10.521	11.457	1,136
AIM V.I. Dynamics Fund	01	2004	9.438	10.521	1,155
AIM V.I. Dynamics Fund	01	2003	6.963	9.438	1,138
AIM V.I. Dynamics Fund	01	2002	10.000	6.963	0

AIM V.I. Dynamics Fund	02	2005	10.461	11.369	8,656
AIM V.I. Dynamics Fund	02	2004	9.405	10.461	5,905
AIM V.I. Dynamics Fund	02	2003	6.952	9.405	6,747
AIM V.I. Dynamics Fund	02	2002	10.000	6.952	377

AIM V.I. Dynamics Fund	03	2005	10.447	11.348	0
AIM V.I. Dynamics Fund	03	2004	9.396	10.447	0
AIM V.I. Dynamics Fund	03	2003	6.949	9.396	0
AIM V.I. Dynamics Fund	03	2002	10.000	6.949	0

AIM V.I. Dynamics Fund	04	2005	10.403	11.282	328
AIM V.I. Dynamics Fund	04	2004	9.371	10.403	330
AIM V.I. Dynamics Fund	04	2003	6.941	9.371	2,356
AIM V.I. Dynamics Fund	04	2002	10.000	6.941	334

AIM V.I. Dynamics Fund	05	2005	10.388	11.261	0
AIM V.I. Dynamics Fund	05	2004	9.362	10.388	0
AIM V.I. Dynamics Fund	05	2003	6.939	9.362	0
AIM V.I. Dynamics Fund	05	2002	10.000	6.939	0

AIM V.I. Dynamics Fund	06	2005	10.344	11.196	0
AIM V.I. Dynamics Fund	06	2004	9.337	10.344	0
AIM V.I. Dynamics Fund	06	2003	6.931	9.337	2,611
AIM V.I. Dynamics Fund	06	2002	10.000	6.931	0

AIM V.I. Dynamics Fund	07	2005	13.646	14.762	0
AIM V.I. Dynamics Fund	07	2004	12.324	13.646	0
AIM V.I. Dynamics Fund	07	2003	10.000	12.324	0

AIM V.I. Dynamics Fund	08	2005	13.600	14.683	0
AIM V.I. Dynamics Fund	08	2004	12.308	13.600	0
AIM V.I. Dynamics Fund	08	2003	10.000	12.308	0

AIM V.I. Growth Fund Series 2	01	2005	9.647	10.168	6,002
AIM V.I. Growth Fund Series 2	01	2004	9.083	9.647	5,947
AIM V.I. Growth Fund Series 2	01	2003	7.056	9.083	5,082
AIM V.I. Growth Fund Series 2	01	2002	10.000	7.056	2,735

AIM V.I. Growth Fund Series 2	02	2005	9.593	10.090	13,652
AIM V.I. Growth Fund Series 2	02	2004	9.050	9.593	14,222
AIM V.I. Growth Fund Series 2	02	2003	7.045	9.050	8,708
AIM V.I. Growth Fund Series 2	02	2002	10.000	7.045	5,198

AIM V.I. Growth Fund Series 2	03	2005	9.580	10.071	25,640
AIM V.I. Growth Fund Series 2	03	2004	9.042	9.580	25,640
AIM V.I. Growth Fund Series 2	03	2003	7.043	9.042	0
AIM V.I. Growth Fund Series 2	03	2002	10.000	7.043	0

AIM V.I. Growth Fund Series 2	04	2005	9.539	10.013	1,989
AIM V.I. Growth Fund Series 2	04	2004	9.018	9.539	3,820
AIM V.I. Growth Fund Series 2	04	2003	7.034	9.018	3,786
AIM V.I. Growth Fund Series 2	04	2002	10.000	7.034	1,148

AIM V.I. Growth Fund Series 2	05	2005	9.526	9.994	0
AIM V.I. Growth Fund Series 2	05	2004	9.010	9.526	0
AIM V.I. Growth Fund Series 2	05	2003	7.032	9.010	0
AIM V.I. Growth Fund Series 2	05	2002	10.000	7.032	0

AIM V.I. Growth Fund Series 2	06	2005	9.485	9.936	0
AIM V.I. Growth Fund Series 2	06	2004	8.986	9.485	0
AIM V.I. Growth Fund Series 2	06	2003	7.023	8.986	0
AIM V.I. Growth Fund Series 2	06	2002	10.000	7.023	0

AIM V.I. Growth Fund Series 2	07	2005	12.396	12.978	0
AIM V.I. Growth Fund Series 2	07	2004	11.749	12.396	0
AIM V.I. Growth Fund Series 2	07	2003	10.000	11.749	0

AIM V.I. Growth Fund Series 2	08	2005	12.354	12.908	0
AIM V.I. Growth Fund Series 2	08	2004	11.733	12.354	0
AIM V.I. Growth Fund Series 2	08	2003	10.000	11.733	0

AIM V.I. International Growth Fund Series 2	01	2005	12.602	14.589	10,697
AIM V.I. International Growth Fund Series 2	01	2004	10.358	12.602	10,926
AIM V.I. International Growth Fund Series 2	01	2003	8.190	10.358	5,902
AIM V.I. International Growth Fund Series 2	01	2002	10.000	8.190	1,299

AIM V.I. International Growth Fund Series 2	02	2005	12.531	14.477	12,469
AIM V.I. International Growth Fund Series 2	02	2004	10.321	12.531	13,653
AIM V.I. International Growth Fund Series 2	02	2003	8.177	10.321	13,294
AIM V.I. International Growth Fund Series 2	02	2002	10.000	8.177	0

AIM V.I. International Growth Fund Series 2	03	2005	12.514	14.450	0
AIM V.I. International Growth Fund Series 2	03	2004	10.312	12.514	0
AIM V.I. International Growth Fund Series 2	03	2003	8.174	10.312	0
AIM V.I. International Growth Fund Series 2	03	2002	10.000	8.174	0

AIM V.I. International Growth Fund Series 2	04	2005	12.461	14.367	1,862
AIM V.I. International Growth Fund Series 2	04	2004	10.284	12.461	2,036
AIM V.I. International Growth Fund Series 2	04	2003	8.164	10.284	2,121
AIM V.I. International Growth Fund Series 2	04	2002	10.000	8.164	2,163

AIM V.I. International Growth Fund Series 2	05	2005	12.443	14.339	0
AIM V.I. International Growth Fund Series 2	05	2004	10.275	12.443	0
AIM V.I. International Growth Fund Series 2	05	2003	8.161	10.275	0
AIM V.I. International Growth Fund Series 2	05	2002	10.000	8.161	0

AIM V.I. International Growth Fund Series 2	06	2005	12.390	14.257	0
AIM V.I. International Growth Fund Series 2	06	2004	10.247	12.390	0
AIM V.I. International Growth Fund Series 2	06	2003	8.152	10.247	0
AIM V.I. International Growth Fund Series 2	06	2002	10.000	8.152	0

AIM V.I. International Growth Fund Series 2	07	2005	14.906	17.142	0
AIM V.I. International Growth Fund Series 2	07	2004	12.334	14.906	0
AIM V.I. International Growth Fund Series 2	07	2003	10.000	12.334	0

AIM V.I. International Growth Fund Series 2	08	2005	14.856	17.050	0
AIM V.I. International Growth Fund Series 2	08	2004	12.317	14.856	0
AIM V.I. International Growth Fund Series 2	08	2003	10.000	12.317	0

AIM V.I. Premier Equity Fund Series 2	01	2005	9.062	9.391	20
AIM V.I. Premier Equity Fund Series 2	01	2004	8.735	9.062	20
AIM V.I. Premier Equity Fund Series 2	01	2003	7.115	8.735	21
AIM V.I. Premier Equity Fund Series 2	01	2002	10.000	7.115	0

AIM V.I. Premier Equity Fund Series 2	02	2005	9.011	9.319	4,292
AIM V.I. Premier Equity Fund Series 2	02	2004	8.704	9.011	4,602
AIM V.I. Premier Equity Fund Series 2	02	2003	7.104	8.704	2,301
AIM V.I. Premier Equity Fund Series 2	02	2002	10.000	7.104	1,506

AIM V.I. Premier Equity Fund Series 2	03	2005	8.999	9.302	0
AIM V.I. Premier Equity Fund Series 2	03	2004	8.696	8.999	0
AIM V.I. Premier Equity Fund Series 2	03	2003	7.101	8.696	0
AIM V.I. Premier Equity Fund Series 2	03	2002	10.000	7.101	0

AIM V.I. Premier Equity Fund Series 2	04	2005	8.961	9.248	1,553
AIM V.I. Premier Equity Fund Series 2	04	2004	8.672	8.961	1,546
AIM V.I. Premier Equity Fund Series 2	04	2003	7.093	8.672	1,579
AIM V.I. Premier Equity Fund Series 2	04	2002	10.000	7.093	246

AIM V.I. Premier Equity Fund Series 2	05	2005	8.948	9.230	0
AIM V.I. Premier Equity Fund Series 2	05	2004	8.665	8.948	0
AIM V.I. Premier Equity Fund Series 2	05	2003	7.090	8.665	0
AIM V.I. Premier Equity Fund Series 2	05	2002	10.000	7.090	0

AIM V.I. Premier Equity Fund Series 2	06	2005	8.910	9.177	0
AIM V.I. Premier Equity Fund Series 2	06	2004	8.641	8.910	0
AIM V.I. Premier Equity Fund Series 2	06	2003	7.082	8.641	0
AIM V.I. Premier Equity Fund Series 2	06	2002	10.000	7.082	0

AIM V.I. Premier Equity Fund Series 2	07	2005	11.739	12.085	0
AIM V.I. Premier Equity Fund Series 2	07	2004	11.390	11.739	0
AIM V.I. Premier Equity Fund Series 2	07	2003	10.000	11.390	0

AIM V.I. Premier Equity Fund Series 2	08	2005	11.700	12.020	0
AIM V.I. Premier Equity Fund Series 2	08	2004	11.376	11.700	0
AIM V.I. Premier Equity Fund Series 2	08	2003	10.000	11.376	0

AIM V.I. Small Company Growth Fund	01	2005	10.830	11.204	3,063
AIM V.I. Small Company Growth Fund	01	2004	9.668	10.830	3,003
AIM V.I. Small Company Growth Fund	01	2003	7.367	9.668	2,065
AIM V.I. Small Company Growth Fund	01	2002	10.000	7.367	1,176

AIM V.I. Small Company Growth Fund	02	2005	10.769	11.119	4,167
AIM V.I. Small Company Growth Fund	02	2004	9.634	10.769	5,485
AIM V.I. Small Company Growth Fund	02	2003	7.356	9.634	5,093
AIM V.I. Small Company Growth Fund	02	2002	10.000	7.356	1,330

AIM V.I. Small Company Growth Fund	03	2005	10.754	11.098	12,307
AIM V.I. Small Company Growth Fund	03	2004	9.625	10.754	12,307
AIM V.I. Small Company Growth Fund	03	2003	7.353	9.625	0
AIM V.I. Small Company Growth Fund	03	2002	10.000	7.353	0

AIM V.I. Small Company Growth Fund	04	2005	10.708	11.034	23,330
AIM V.I. Small Company Growth Fund	04	2004	9.599	10.708	22,434
AIM V.I. Small Company Growth Fund	04	2003	7.344	9.599	18,515
AIM V.I. Small Company Growth Fund	04	2002	10.000	7.344	3,923

AIM V.I. Small Company Growth Fund	05	2005	10.693	11.013	0
AIM V.I. Small Company Growth Fund	05	2004	9.590	10.693	0
AIM V.I. Small Company Growth Fund	05	2003	7.341	9.590	0
AIM V.I. Small Company Growth Fund	05	2002	10.000	7.341	0

AIM V.I. Small Company Growth Fund	06	2005	10.648	10.949	0
AIM V.I. Small Company Growth Fund	06	2004	9.565	10.648	0
AIM V.I. Small Company Growth Fund	06	2003	7.333	9.565	0
AIM V.I. Small Company Growth Fund	06	2002	10.000	7.333	0

AIM V.I. Small Company Growth Fund	07	2005	13.760	14.142	0
AIM V.I. Small Company Growth Fund	07	2004	12.366	13.760	0
AIM V.I. Small Company Growth Fund	07	2003	10.000	12.366	0

AIM V.I. Small Company Growth Fund	08	2005	13.714	14.066	0
AIM V.I. Small Company Growth Fund	08	2004	12.350	13.714	0
AIM V.I. Small Company Growth Fund	08	2003	10.000	12.350	0

Alliance Bernstein Global Technology Portfolio	01	2005	8.901	9.074	8,220
Alliance Bernstein Global Technology Portfolio	01	2004	8.613	8.901	8,771
Alliance Bernstein Global Technology Portfolio	01	2003	6.090	8.613	8,850
Alliance Bernstein Global Technology Portfolio	01	2002	10.000	6.090	4,637

Alliance Bernstein Global Technology Portfolio	02	2005	8.851	9.005	2,870
Alliance Bernstein Global Technology Portfolio	02	2004	8.582	8.851	8,672
Alliance Bernstein Global Technology Portfolio	02	2003	6.081	8.582	28,950
Alliance Bernstein Global Technology Portfolio	02	2002	10.000	6.081	2,013

Alliance Bernstein Global Technology Portfolio	03	2005	8.839	8.988	0
Alliance Bernstein Global Technology Portfolio	03	2004	8.574	8.839	0
Alliance Bernstein Global Technology Portfolio	03	2003	6.078	8.574	0
Alliance Bernstein Global Technology Portfolio	03	2002	10.000	6.078	0

Alliance Bernstein Global Technology Portfolio	04	2005	8.801	8.936	2,576
Alliance Bernstein Global Technology Portfolio	04	2004	8.551	8.801	1,032
Alliance Bernstein Global Technology Portfolio	04	2003	6.071	8.551	1,885
Alliance Bernstein Global Technology Portfolio	04	2002	10.000	6.071	0

Alliance Bernstein Global Technology Portfolio	05	2005	8.789	8.919	0
Alliance Bernstein Global Technology Portfolio	05	2004	8.543	8.789	0
Alliance Bernstein Global Technology Portfolio	05	2003	6.069	8.543	0
Alliance Bernstein Global Technology Portfolio	05	2002	10.000	6.069	0

Alliance Bernstein Global Technology Portfolio	06	2005	8.752	8.867	0
Alliance Bernstein Global Technology Portfolio	06	2004	8.520	8.752	0
Alliance Bernstein Global Technology Portfolio	06	2003	6.062	8.520	0
Alliance Bernstein Global Technology Portfolio	06	2002	10.000	6.062	0

Alliance Bernstein Global Technology Portfolio	07	2005	12.789	12.951	0
Alliance Bernstein Global Technology Portfolio	07	2004	12.457	12.789	0
Alliance Bernstein Global Technology Portfolio	07	2003	10.000	12.457	0

Alliance Bernstein Global Technology Portfolio	08	2005	12.746	12.882	0
Alliance Bernstein Global Technology Portfolio	08	2004	12.441	12.746	0
Alliance Bernstein Global Technology Portfolio	08	2003	10.000	12.441	0

Alliance Bernstein Large Cap Growth Portfolio	01	2005	9.420	10.640	22,655
Alliance Bernstein Large Cap Growth Portfolio	01	2004	8.841	9.420	25,244
Alliance Bernstein Large Cap Growth Portfolio	01	2003	7.286	8.841	14,657
Alliance Bernstein Large Cap Growth Portfolio	01	2002	10.000	7.286	2,330

Alliance Bernstein Large Cap Growth Portfolio	02	2005	9.367	10.559	27,008
Alliance Bernstein Large Cap Growth Portfolio	02	2004	8.809	9.367	34,662
Alliance Bernstein Large Cap Growth Portfolio	02	2003	7.275	8.809	31,519
Alliance Bernstein Large Cap Growth Portfolio	02	2002	10.000	7.275	10,954

Alliance Bernstein Large Cap Growth Portfolio	03	2005	9.354	10.539	0
Alliance Bernstein Large Cap Growth Portfolio	03	2004	8.801	9.354	0
Alliance Bernstein Large Cap Growth Portfolio	03	2003	7.272	8.801	0
Alliance Bernstein Large Cap Growth Portfolio	03	2002	10.000	7.272	0

Alliance Bernstein Large Cap Growth Portfolio	04	2005	9.314	10.478	5,615
Alliance Bernstein Large Cap Growth Portfolio	04	2004	8.777	9.314	4,765
Alliance Bernstein Large Cap Growth Portfolio	04	2003	7.264	8.777	6,367
Alliance Bernstein Large Cap Growth Portfolio	04	2002	10.000	7.264	5,428

Alliance Bernstein Large Cap Growth Portfolio	05	2005	9.301	10.458	0
Alliance Bernstein Large Cap Growth Portfolio	05	2004	8.769	9.301	0
Alliance Bernstein Large Cap Growth Portfolio	05	2003	7.261	8.769	0
Alliance Bernstein Large Cap Growth Portfolio	05	2002	10.000	7.261	0

Alliance Bernstein Large Cap Growth Portfolio	06	2005	9.262	10.398	0
Alliance Bernstein Large Cap Growth Portfolio	06	2004	8.746	9.262	0
Alliance Bernstein Large Cap Growth Portfolio	06	2003	7.252	8.746	3,559
Alliance Bernstein Large Cap Growth Portfolio	06	2002	10.000	7.252	3,435

Alliance Bernstein Large Cap Growth Portfolio	07	2005	11.702	13.130	0
Alliance Bernstein Large Cap Growth Portfolio	07	2004	11.055	11.702	0
Alliance Bernstein Large Cap Growth Portfolio	07	2003	10.000	11.055	0

Alliance Bernstein Large Cap Growth Portfolio	08	2005	11.662	13.060	0
Alliance Bernstein Large Cap Growth Portfolio	08	2004	11.041	11.662	0
Alliance Bernstein Large Cap Growth Portfolio	08	2003	10.000	11.041	0

Alliance Bernstein VP Growth and Income Portfolio	01	2005	10.739	11.048	27,467
Alliance Bernstein VP Growth and Income Portfolio	01	2004	9.818	10.739	21,299
Alliance Bernstein VP Growth and Income Portfolio	01	2003	7.552	9.818	22,457
Alliance Bernstein VP Growth and Income Portfolio	01	2002	10.000	7.552	13,267

Alliance Bernstein VP Growth and Income Portfolio	02	2005	10.679	10.964	79,215
Alliance Bernstein VP Growth and Income Portfolio	02	2004	9.783	10.679	81,819
Alliance Bernstein VP Growth and Income Portfolio	02	2003	7.540	9.783	109,949
Alliance Bernstein VP Growth and Income Portfolio	02	2002	10.000	7.540	17,111

Alliance Bernstein VP Growth and Income Portfolio	03	2005	10.664	10.943	0
Alliance Bernstein VP Growth and Income Portfolio	03	2004	9.774	10.664	0
Alliance Bernstein VP Growth and Income Portfolio	03	2003	7.537	9.774	0
Alliance Bernstein VP Growth and Income Portfolio	03	2002	10.000	7.537	681

Alliance Bernstein VP Growth and Income Portfolio	04	2005	10.619	10.880	153,374
Alliance Bernstein VP Growth and Income Portfolio	04	2004	9.748	10.619	144,539
Alliance Bernstein VP Growth and Income Portfolio	04	2003	7.529	9.748	122,706
Alliance Bernstein VP Growth and Income Portfolio	04	2002	10.000	7.529	35,668

Alliance Bernstein VP Growth and Income Portfolio	05	2005	10.604	10.859	0
Alliance Bernstein VP Growth and Income Portfolio	05	2004	9.739	10.604	0
Alliance Bernstein VP Growth and Income Portfolio	05	2003	7.526	9.739	0
Alliance Bernstein VP Growth and Income Portfolio	05	2002	10.000	7.526	0

Alliance Bernstein VP Growth and Income Portfolio	06	2005	10.559	10.796	0
Alliance Bernstein VP Growth and Income Portfolio	06	2004	9.713	10.559	0
Alliance Bernstein VP Growth and Income Portfolio	06	2003	7.517	9.713	1,022
Alliance Bernstein VP Growth and Income Portfolio	06	2002	10.000	7.517	0

Alliance Bernstein VP Growth and Income Portfolio	07	2005	12.787	13.067	0
Alliance Bernstein VP Growth and Income Portfolio	07	2004	11.768	12.787	0
Alliance Bernstein VP Growth and Income Portfolio	07	2003	10.000	11.768	0

Alliance Bernstein VP Growth and Income Portfolio	08	2005	12.744	12.997	0
Alliance Bernstein VP Growth and Income Portfolio	08	2004	11.752	12.744	0
Alliance Bernstein VP Growth and Income Portfolio	08	2003	10.000	11.752	0

Alliance Bernstein VP Small Cap Growth Portfolio	01	2005	11.202	11.553	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2004	9.958	11.202	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2003	6.810	9.958	1,750
Alliance Bernstein VP Small Cap Growth Portfolio	01	2002	10.000	6.810	0

Alliance Bernstein VP Small Cap Growth Portfolio	02	2005	11.139	11.465	2,123
Alliance Bernstein VP Small Cap Growth Portfolio	02	2004	9.922	11.139	430
Alliance Bernstein VP Small Cap Growth Portfolio	02	2003	6.800	9.922	804
Alliance Bernstein VP Small Cap Growth Portfolio	02	2002	10.000	6.800	0

Alliance Bernstein VP Small Cap Growth Portfolio	03	2005	11.124	11.443	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2004	9.914	11.124	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2003	6.797	9.914	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2002	10.000	6.797	0

Alliance Bernstein VP Small Cap Growth Portfolio	04	2005	11.077	11.377	1,692
Alliance Bernstein VP Small Cap Growth Portfolio	04	2004	9.887	11.077	958
Alliance Bernstein VP Small Cap Growth Portfolio	04	2003	6.789	9.887	0
Alliance Bernstein VP Small Cap Growth Portfolio	04	2002	10.000	6.789	0

Alliance Bernstein VP Small Cap Growth Portfolio	05	2005	11.061	11.355	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2004	9.878	11.061	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2003	6.786	9.878	0
Alliance Bernstein VP Small Cap Growth Portfolio	05	2002	10.000	6.786	0

Alliance Bernstein VP Small Cap Growth Portfolio	06	2005	11.014	11.290	5,527
Alliance Bernstein VP Small Cap Growth Portfolio	06	2004	9.851	11.014	6,478
Alliance Bernstein VP Small Cap Growth Portfolio	06	2003	6.778	9.851	6,118
Alliance Bernstein VP Small Cap Growth Portfolio	06	2002	10.000	6.778	0

Alliance Bernstein VP Small Cap Growth Portfolio	07	2005	14.897	15.263	0
Alliance Bernstein VP Small Cap Growth Portfolio	07	2004	13.331	14.897	0
Alliance Bernstein VP Small Cap Growth Portfolio	07	2003	10.000	13.331	0

Alliance Bernstein VP Small Cap Growth Portfolio	08	2005	14.847	15.181	0
Alliance Bernstein VP Small Cap Growth Portfolio	08	2004	13.314	14.847	0
Alliance Bernstein VP Small Cap Growth Portfolio	08	2003	10.000	13.314	0

Alliance Bernstein VP Worldwide Privatization Portfolio	01	2005	15.360	18.212	1,431
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2004	12.598	15.360	1,133
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2003	8.953	12.598	287
Alliance Bernstein VP Worldwide Privatization Portfolio	01	2002	10.000	8.953	356

Alliance Bernstein VP Worldwide Privatization Portfolio	02	2005	15.274	18.073	75,746
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2004	12.553	15.274	29,891
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2003	8.939	12.553	18,775
Alliance Bernstein VP Worldwide Privatization Portfolio	02	2002	10.000	8.939	10,905

Alliance Bernstein VP Worldwide Privatization Portfolio	03	2005	15.252	18.038	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2004	12.542	15.252	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2003	8.936	12.542	0
Alliance Bernstein VP Worldwide Privatization Portfolio	03	2002	10.000	8.936	0

Alliance Bernstein VP Worldwide Privatization Portfolio	04	2005	15.188	17.935	31,747
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2004	12.508	15.188	22,232
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2003	8.925	12.508	18,826
Alliance Bernstein VP Worldwide Privatization Portfolio	04	2002	10.000	8.925	141

Alliance Bernstein VP Worldwide Privatization Portfolio	05	2005	15.166	17.900	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2004	12.497	15.166	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2003	8.922	12.497	0
Alliance Bernstein VP Worldwide Privatization Portfolio	05	2002	10.000	8.922	0

Alliance Bernstein VP Worldwide Privatization Portfolio	06	2005	15.102	17.797	2,329
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2004	12.463	15.102	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2003	8.911	12.463	0
Alliance Bernstein VP Worldwide Privatization Portfolio	06	2002	10.000	8.911	0

Alliance Bernstein VP Worldwide Privatization Portfolio	07	2005	16.197	19.078	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2004	13.374	16.197	0
Alliance Bernstein VP Worldwide Privatization Portfolio	07	2003	10.000	13.374	0

Alliance Bernstein VP Worldwide Privatization Portfolio	08	2005	16.143	18.976	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2004	13.356	16.143	0
Alliance Bernstein VP Worldwide Privatization Portfolio	08	2003	10.000	13.356	0

Fidelity VIP Contrafund Portfolio	01	2005	12.394	14.219	34,578
Fidelity VIP Contrafund Portfolio	01	2004	10.943	12.394	34,317
Fidelity VIP Contrafund Portfolio	01	2003	8.680	10.943	25,061
Fidelity VIP Contrafund Portfolio	01	2002	10.000	8.680	14,739

Fidelity VIP Contrafund Portfolio	02	2005	12.324	14.111	156,628
Fidelity VIP Contrafund Portfolio	02	2004	10.904	12.324	138,851
Fidelity VIP Contrafund Portfolio	02	2003	8.666	10.904	120,766
Fidelity VIP Contrafund Portfolio	02	2002	10.000	8.666	30,526

Fidelity VIP Contrafund Portfolio	03	2005	12.307	14.084	0
Fidelity VIP Contrafund Portfolio	03	2004	10.895	12.307	0
Fidelity VIP Contrafund Portfolio	03	2003	8.663	10.895	0
Fidelity VIP Contrafund Portfolio	03	2002	10.000	8.663	0

Fidelity VIP Contrafund Portfolio	04	2005	12.255	14.003	106,955
Fidelity VIP Contrafund Portfolio	04	2004	10.865	12.255	111,082
Fidelity VIP Contrafund Portfolio	04	2003	8.653	10.865	82,166
Fidelity VIP Contrafund Portfolio	04	2002	10.000	8.653	16,392

Fidelity VIP Contrafund Portfolio	05	2005	12.238	13.976	0
Fidelity VIP Contrafund Portfolio	05	2004	10.855	12.238	0
Fidelity VIP Contrafund Portfolio	05	2003	8.649	10.855	0
Fidelity VIP Contrafund Portfolio	05	2002	10.000	8.649	0

Fidelity VIP Contrafund Portfolio	06	2005	12.186	13.896	7,517
Fidelity VIP Contrafund Portfolio	06	2004	10.826	12.186	8,192
Fidelity VIP Contrafund Portfolio	06	2003	8.639	10.826	7,759
Fidelity VIP Contrafund Portfolio	06	2002	10.000	8.639	1,424

Fidelity VIP Contrafund Portfolio	07	2005	13.506	15.393	443
Fidelity VIP Contrafund Portfolio	07	2004	12.005	13.506	525
Fidelity VIP Contrafund Portfolio	07	2003	10.000	12.005	578

Fidelity VIP Contrafund Portfolio	08	2005	13.460	15.310	0
Fidelity VIP Contrafund Portfolio	08	2004	11.989	13.460	0
Fidelity VIP Contrafund Portfolio	08	2003	10.000	11.989	0

Fidelity VIP Growth Portfolio	01	2005	9.206	9.553	104,904
Fidelity VIP Growth Portfolio	01	2004	9.077	9.206	106,549
Fidelity VIP Growth Portfolio	01	2003	6.964	9.077	83,250
Fidelity VIP Growth Portfolio	01	2002	10.000	6.964	19,509

Fidelity VIP Growth Portfolio	02	2005	9.154	9.480	187,692
Fidelity VIP Growth Portfolio	02	2004	9.045	9.154	281,209
Fidelity VIP Growth Portfolio	02	2003	6.953	9.045	288,287
Fidelity VIP Growth Portfolio	02	2002	10.000	6.953	61,413

Fidelity VIP Growth Portfolio	03	2005	9.141	9.462	9,622
Fidelity VIP Growth Portfolio	03	2004	9.037	9.141	9,237
Fidelity VIP Growth Portfolio	03	2003	6.950	9.037	37,182
Fidelity VIP Growth Portfolio	03	2002	10.000	6.950	6,967

Fidelity VIP Growth Portfolio	04	2005	9.103	9.407	217,292
Fidelity VIP Growth Portfolio	04	2004	9.012	9.103	219,387
Fidelity VIP Growth Portfolio	04	2003	6.942	9.012	191,873
Fidelity VIP Growth Portfolio	04	2002	10.000	6.942	63,511

Fidelity VIP Growth Portfolio	05	2005	9.090	9.389	2,027
Fidelity VIP Growth Portfolio	05	2004	9.004	9.090	1,994
Fidelity VIP Growth Portfolio	05	2003	6.939	9.004	1,814
Fidelity VIP Growth Portfolio	05	2002	10.000	6.939	0

Fidelity VIP Growth Portfolio	06	2005	9.052	9.335	25,302
Fidelity VIP Growth Portfolio	06	2004	8.980	9.052	26,880
Fidelity VIP Growth Portfolio	06	2003	6.931	8.980	23,635
Fidelity VIP Growth Portfolio	06	2002	10.000	6.931	9,291

Fidelity VIP Growth Portfolio	07	2005	11.953	12.322	6,577
Fidelity VIP Growth Portfolio	07	2004	11.865	11.953	8,157
Fidelity VIP Growth Portfolio	07	2003	10.000	11.865	6,867

Fidelity VIP Growth Portfolio	08	2005	11.913	12.256	1,252
Fidelity VIP Growth Portfolio	08	2004	11.850	11.913	1,251
Fidelity VIP Growth Portfolio	08	2003	10.000	11.850	1,065

Fidelity VIP Overseas Portfolio	01	2005	12.112	14.151	6,924
Fidelity VIP Overseas Portfolio	01	2004	10.869	12.112	5,920
Fidelity VIP Overseas Portfolio	01	2003	7.726	10.869	4,019
Fidelity VIP Overseas Portfolio	01	2002	10.000	7.726	3,462

Fidelity VIP Overseas Portfolio	02	2005	12.044	14.043	11,412
Fidelity VIP Overseas Portfolio	02	2004	10.830	12.044	15,077
Fidelity VIP Overseas Portfolio	02	2003	7.714	10.830	18,692
Fidelity VIP Overseas Portfolio	02	2002	10.000	7.714	13,390

Fidelity VIP Overseas Portfolio	03	2005	12.028	14.016	0
Fidelity VIP Overseas Portfolio	03	2004	10.820	12.028	0
Fidelity VIP Overseas Portfolio	03	2003	7.711	10.820	0
Fidelity VIP Overseas Portfolio	03	2002	10.000	7.711	0

Fidelity VIP Overseas Portfolio	04	2005	11.977	13.935	9,259
Fidelity VIP Overseas Portfolio	04	2004	10.791	11.977	15,785
Fidelity VIP Overseas Portfolio	04	2003	7.702	10.791	5,416
Fidelity VIP Overseas Portfolio	04	2002	10.000	7.702	5,543

Fidelity VIP Overseas Portfolio	05	2005	11.960	13.909	0
Fidelity VIP Overseas Portfolio	05	2004	10.782	11.960	0
Fidelity VIP Overseas Portfolio	05	2003	7.699	10.782	0
Fidelity VIP Overseas Portfolio	05	2002	10.000	7.699	0

Fidelity VIP Overseas Portfolio	06	2005	11.909	13.829	0
Fidelity VIP Overseas Portfolio	06	2004	10.752	11.909	0
Fidelity VIP Overseas Portfolio	06	2003	7.690	10.752	0
Fidelity VIP Overseas Portfolio	06	2002	10.000	7.690	0

Fidelity VIP Overseas Portfolio	07	2005	15.341	17.805	0
Fidelity VIP Overseas Portfolio	07	2004	13.858	15.341	0
Fidelity VIP Overseas Portfolio	07	2003	10.000	13.858	0

Fidelity VIP Overseas Portfolio	08	2005	15.290	17.709	0
Fidelity VIP Overseas Portfolio	08	2004	13.840	15.290	0
Fidelity VIP Overseas Portfolio	08	2003	10.000	13.840	0

First Eagle VFT Overseas Variable Series	01	2005	20.737	24.772	122,103
First Eagle VFT Overseas Variable Series	01	2004	16.545	20.737	121,514
First Eagle VFT Overseas Variable Series	01	2003	11.135	16.545	111,302
First Eagle VFT Overseas Variable Series	01	2002	10.000	11.135	26,682

First Eagle VFT Overseas Variable Series	02	2005	20.642	24.608	241,986
First Eagle VFT Overseas Variable Series	02	2004	16.503	20.642	254,796
First Eagle VFT Overseas Variable Series	02	2003	11.129	16.503	199,782
First Eagle VFT Overseas Variable Series	02	2002	10.000	11.129	62,105

First Eagle VFT Overseas Variable Series	03	2005	20.618	24.568	19,322
First Eagle VFT Overseas Variable Series	03	2004	16.492	20.618	16,559
First Eagle VFT Overseas Variable Series	03	2003	11.128	16.492	14,821
First Eagle VFT Overseas Variable Series	03	2002	10.000	11.128	2,874

First Eagle VFT Overseas Variable Series	04	2005	20.547	24.446	224,406
First Eagle VFT Overseas Variable Series	04	2004	16.461	20.547	249,376
First Eagle VFT Overseas Variable Series	04	2003	11.123	16.461	250,095
First Eagle VFT Overseas Variable Series	04	2002	10.000	11.123	70,943

First Eagle VFT Overseas Variable Series	05	2005	20.523	24.405	1,811
First Eagle VFT Overseas Variable Series	05	2004	16.450	20.523	1,962
First Eagle VFT Overseas Variable Series	05	2003	11.122	16.450	2,051
First Eagle VFT Overseas Variable Series	05	2002	10.000	11.122	0

First Eagle VFT Overseas Variable Series	06	2005	20.453	24.284	26,005
First Eagle VFT Overseas Variable Series	06	2004	16.419	20.453	27,219
First Eagle VFT Overseas Variable Series	06	2003	11.118	16.419	27,639
First Eagle VFT Overseas Variable Series	06	2002	10.000	11.118	9,960

First Eagle VFT Overseas Variable Series	07	2005	16.854	20.001	9,235
First Eagle VFT Overseas Variable Series	07	2004	13.537	16.854	11,974
First Eagle VFT Overseas Variable Series	07	2003	10.000	13.537	11,950

First Eagle VFT Overseas Variable Series	08	2005	16.798	19.894	1,915
First Eagle VFT Overseas Variable Series	08	2004	13.519	16.798	1,959
First Eagle VFT Overseas Variable Series	08	2003	10.000	13.519	1,998

Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2005	11.142	11.672	2,125
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2004	9.857	11.142	2,140
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2003	7.740	9.857	2,939
Goldman Sachs V.I.T. Core U.S. Equity Fund	01	2002	10.000	7.740	1,295

Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2005	11.079	11.583	14,193
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2004	9.821	11.079	19,405
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2003	7.728	9.821	15,516
Goldman Sachs V.I.T. Core U.S. Equity Fund	02	2002	10.000	7.728	1,343

Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2005	11.064	11.561	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2004	9.813	11.064	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2003	7.725	9.813	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	03	2002	10.000	7.725	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2005	11.017	11.495	36,841
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2004	9.786	11.017	36,978
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2003	7.716	9.786	29,564
Goldman Sachs V.I.T. Core U.S. Equity Fund	04	2002	10.000	7.716	3,165

Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2005	11.001	11.472	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2004	9.777	11.001	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2003	7.713	9.777	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	05	2002	10.000	7.713	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2005	10.955	11.406	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2004	9.751	10.955	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2003	7.704	9.751	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	06	2002	10.000	7.704	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	07	2005	13.498	14.047	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	07	2004	12.021	13.498	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	07	2003	10.000	12.021	0

Goldman Sachs V.I.T. Core U.S. Equity Fund	08	2005	13.453	13.972	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	08	2004	12.005	13.453	0
Goldman Sachs V.I.T. Core U.S. Equity Fund	08	2003	10.000	12.005	0

Goldman Sachs VIT Capital Growth Fund	01	2005	9.958	10.082	5,535
Goldman Sachs VIT Capital Growth Fund	01	2004	9.282	9.958	5,478
Goldman Sachs VIT Capital Growth Fund	01	2003	7.627	9.282	4,833
Goldman Sachs VIT Capital Growth Fund	01	2002	10.000	7.627	1,950

Goldman Sachs VIT Capital Growth Fund	02	2005	9.902	10.005	13,923
Goldman Sachs VIT Capital Growth Fund	02	2004	9.249	9.902	14,808
Goldman Sachs VIT Capital Growth Fund	02	2003	7.615	9.249	10,407
Goldman Sachs VIT Capital Growth Fund	02	2002	10.000	7.615	6,152

Goldman Sachs VIT Capital Growth Fund	03	2005	9.888	9.986	0
Goldman Sachs VIT Capital Growth Fund	03	2004	9.240	9.888	0
Goldman Sachs VIT Capital Growth Fund	03	2003	7.612	9.240	0
Goldman Sachs VIT Capital Growth Fund	03	2002	10.000	7.612	0

Goldman Sachs VIT Capital Growth Fund	04	2005	9.846	9.929	10,347
Goldman Sachs VIT Capital Growth Fund	04	2004	9.216	9.846	15,204
Goldman Sachs VIT Capital Growth Fund	04	2003	7.603	9.216	7,523
Goldman Sachs VIT Capital Growth Fund	04	2002	10.000	7.603	4,565

Goldman Sachs VIT Capital Growth Fund	05	2005	9.832	9.910	0
Goldman Sachs VIT Capital Growth Fund	05	2004	9.207	9.832	0
Goldman Sachs VIT Capital Growth Fund	05	2003	7.600	9.207	0
Goldman Sachs VIT Capital Growth Fund	05	2002	10.000	7.600	0

Goldman Sachs VIT Capital Growth Fund	06	2005	9.791	9.853	0
Goldman Sachs VIT Capital Growth Fund	06	2004	9.182	9.791	5,040
Goldman Sachs VIT Capital Growth Fund	06	2003	7.592	9.182	0
Goldman Sachs VIT Capital Growth Fund	06	2002	10.000	7.592	0

Goldman Sachs VIT Capital Growth Fund	07	2005	12.018	12.088	0
Goldman Sachs VIT Capital Growth Fund	07	2004	11.277	12.018	0
Goldman Sachs VIT Capital Growth Fund	07	2003	10.000	11.277	0

Goldman Sachs VIT Capital Growth Fund	08	2005	11.978	12.023	0
Goldman Sachs VIT Capital Growth Fund	08	2004	11.262	11.978	0
Goldman Sachs VIT Capital Growth Fund	08	2003	10.000	11.262	0

Lord Abbett Series Fund Growth and Income	01	2005	11.148	11.321	182,283
Lord Abbett Series Fund Growth and Income	01	2004	10.063	11.148	176,162
Lord Abbett Series Fund Growth and Income	01	2003	7.809	10.063	136,606
Lord Abbett Series Fund Growth and Income	01	2002	10.000	7.809	30,105

Lord Abbett Series Fund Growth and Income	02	2005	11.086	11.234	287,265
Lord Abbett Series Fund Growth and Income	02	2004	10.027	11.086	288,947
Lord Abbett Series Fund Growth and Income	02	2003	7.797	10.027	295,476
Lord Abbett Series Fund Growth and Income	02	2002	10.000	7.797	114,437

Lord Abbett Series Fund Growth and Income	03	2005	11.070	11.213	31,502
Lord Abbett Series Fund Growth and Income	03	2004	10.018	11.070	30,492
Lord Abbett Series Fund Growth and Income	03	2003	7.794	10.018	33,524
Lord Abbett Series Fund Growth and Income	03	2002	10.000	7.794	5,738

Lord Abbett Series Fund Growth and Income	04	2005	11.023	11.149	347,213
Lord Abbett Series Fund Growth and Income	04	2004	9.991	11.023	323,542
Lord Abbett Series Fund Growth and Income	04	2003	7.785	9.991	285,309
Lord Abbett Series Fund Growth and Income	04	2002	10.000	7.785	101,047

Lord Abbett Series Fund Growth and Income	05	2005	11.008	11.127	1,757
Lord Abbett Series Fund Growth and Income	05	2004	9.982	11.008	1,696
Lord Abbett Series Fund Growth and Income	05	2003	7.782	9.982	1,652
Lord Abbett Series Fund Growth and Income	05	2002	10.000	7.782	0

Lord Abbett Series Fund Growth and Income	06	2005	10.961	11.063	22,302
Lord Abbett Series Fund Growth and Income	06	2004	9.955	10.961	21,396
Lord Abbett Series Fund Growth and Income	06	2003	7.773	9.955	23,616
Lord Abbett Series Fund Growth and Income	06	2002	10.000	7.773	11,871

Lord Abbett Series Fund Growth and Income	07	2005	13.132	13.248	6,640
Lord Abbett Series Fund Growth and Income	07	2004	11.932	13.132	7,468
Lord Abbett Series Fund Growth and Income	07	2003	10.000	11.932	6,889

Lord Abbett Series Fund Growth and Income	08	2005	13.088	13.176	1,177
Lord Abbett Series Fund Growth and Income	08	2004	11.917	13.088	1,145
Lord Abbett Series Fund Growth and Income	08	2003	10.000	11.917	1,069

Lord Abbett Series Fund International	01	2005	13.686	17.045	2,487
Lord Abbett Series Fund International	01	2004	11.529	13.686	2,238
Lord Abbett Series Fund International	01	2003	8.298	11.529	2,254
Lord Abbett Series Fund International	01	2002	10.000	8.298	826

Lord Abbett Series Fund International	02	2005	13.609	16.915	4,964
Lord Abbett Series Fund International	02	2004	11.487	13.609	6,404
Lord Abbett Series Fund International	02	2003	8.285	11.487	6,199
Lord Abbett Series Fund International	02	2002	10.000	8.285	4,829

Lord Abbett Series Fund International	03	2005	13.590	16.883	6,925
Lord Abbett Series Fund International	03	2004	11.477	13.590	6,925
Lord Abbett Series Fund International	03	2003	8.282	11.477	0
Lord Abbett Series Fund International	03	2002	10.000	8.282	0

Lord Abbett Series Fund International	04	2005	13.532	16.786	9,557
Lord Abbett Series Fund International	04	2004	11.446	13.532	184
Lord Abbett Series Fund International	04	2003	8.273	11.446	202
Lord Abbett Series Fund International	04	2002	10.000	8.273	0

Lord Abbett Series Fund International	05	2005	13.513	16.754	0
Lord Abbett Series Fund International	05	2004	11.436	13.513	0
Lord Abbett Series Fund International	05	2003	8.269	11.436	0
Lord Abbett Series Fund International	05	2002	10.000	8.269	0

Lord Abbett Series Fund International	06	2005	13.456	16.657	0
Lord Abbett Series Fund International	06	2004	11.405	13.456	0
Lord Abbett Series Fund International	06	2003	8.260	11.405	0
Lord Abbett Series Fund International	06	2002	10.000	8.260	0

Lord Abbett Series Fund International	07	2005	15.302	18.933	0
Lord Abbett Series Fund International	07	2004	12.976	15.302	0
Lord Abbett Series Fund International	07	2003	10.000	12.976	0

Lord Abbett Series Fund International	08	2005	15.251	18.831	0
Lord Abbett Series Fund International	08	2004	12.959	15.251	0
Lord Abbett Series Fund International	08	2003	10.000	12.959	0

Lord Abbett Series Fund Mid Cap Value	01	2005	12.607	13.419	113,131
Lord Abbett Series Fund Mid Cap Value	01	2004	10.335	12.607	109,198
Lord Abbett Series Fund Mid Cap Value	01	2003	8.423	10.335	101,524
Lord Abbett Series Fund Mid Cap Value	01	2002	10.000	8.423	24,557

Lord Abbett Series Fund Mid Cap Value	02	2005	12.536	13.317	220,541
Lord Abbett Series Fund Mid Cap Value	02	2004	10.298	12.536	233,291
Lord Abbett Series Fund Mid Cap Value	02	2003	8.410	10.298	231,892
Lord Abbett Series Fund Mid Cap Value	02	2002	10.000	8.410	82,266

Lord Abbett Series Fund Mid Cap Value	03	2005	12.519	13.291	25,185
Lord Abbett Series Fund Mid Cap Value	03	2004	10.288	12.519	24,563
Lord Abbett Series Fund Mid Cap Value	03	2003	8.406	10.288	15,035
Lord Abbett Series Fund Mid Cap Value	03	2002	10.000	8.406	2,565

Lord Abbett Series Fund Mid Cap Value	04	2005	12.466	13.215	220,863
Lord Abbett Series Fund Mid Cap Value	04	2004	10.261	12.466	223,003
Lord Abbett Series Fund Mid Cap Value	04	2003	8.397	10.261	207,951
Lord Abbett Series Fund Mid Cap Value	04	2002	10.000	8.397	73,151

Lord Abbett Series Fund Mid Cap Value	05	2005	12.448	13.190	1,135
Lord Abbett Series Fund Mid Cap Value	05	2004	10.251	12.448	1,144
Lord Abbett Series Fund Mid Cap Value	05	2003	8.393	10.251	1,186
Lord Abbett Series Fund Mid Cap Value	05	2002	10.000	8.393	0

Lord Abbett Series Fund Mid Cap Value	06	2005	12.396	13.114	23,216
Lord Abbett Series Fund Mid Cap Value	06	2004	10.224	12.396	25,357
Lord Abbett Series Fund Mid Cap Value	06	2003	8.383	10.224	30,133
Lord Abbett Series Fund Mid Cap Value	06	2002	10.000	8.383	11,518

Lord Abbett Series Fund Mid Cap Value	07	2005	14.663	15.504	5,766
Lord Abbett Series Fund Mid Cap Value	07	2004	12.100	14.663	7,305
Lord Abbett Series Fund Mid Cap Value	07	2003	10.000	12.100	7,151

Lord Abbett Series Fund Mid Cap Value	08	2005	14.614	15.421	1,314
Lord Abbett Series Fund Mid Cap Value	08	2004	12.084	14.614	1,356
Lord Abbett Series Fund Mid Cap Value	08	2003	10.000	12.084	1,367

MFS/Sun Life Capital Appreciation Series S Class	01	2005	9.700	9.601	9,715
MFS/Sun Life Capital Appreciation Series S Class	01	2004	8.904	9.700	9,625
MFS/Sun Life Capital Appreciation Series S Class	01	2003	7.053	8.904	10,700
MFS/Sun Life Capital Appreciation Series S Class	01	2002	10.000	7.053	2,405

MFS/Sun Life Capital Appreciation Series S Class	02	2005	9.646	9.528	1,371
MFS/Sun Life Capital Appreciation Series S Class	02	2004	8.872	9.646	1,367
MFS/Sun Life Capital Appreciation Series S Class	02	2003	7.042	8.872	2,349
MFS/Sun Life Capital Appreciation Series S Class	02	2002	10.000	7.042	103

MFS/Sun Life Capital Appreciation Series S Class	03	2005	9.632	9.510	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	8.864	9.632	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	7.040	8.864	0
MFS/Sun Life Capital Appreciation Series S Class	03	2002	10.000	7.040	0

MFS/Sun Life Capital Appreciation Series S Class	04	2005	9.592	9.455	4,682
MFS/Sun Life Capital Appreciation Series S Class	04	2004	8.840	9.592	6,498
MFS/Sun Life Capital Appreciation Series S Class	04	2003	7.031	8.840	5,116
MFS/Sun Life Capital Appreciation Series S Class	04	2002	10.000	7.031	3,393

MFS/Sun Life Capital Appreciation Series S Class	05	2005	9.578	9.437	0
MFS/Sun Life Capital Appreciation Series S Class	05	2004	8.832	9.578	0
MFS/Sun Life Capital Appreciation Series S Class	05	2003	7.029	8.832	0
MFS/Sun Life Capital Appreciation Series S Class	05	2002	10.000	7.029	0

MFS/Sun Life Capital Appreciation Series S Class	06	2005	9.538	9.383	0
MFS/Sun Life Capital Appreciation Series S Class	06	2004	8.808	9.538	0
MFS/Sun Life Capital Appreciation Series S Class	06	2003	7.020	8.808	0
MFS/Sun Life Capital Appreciation Series S Class	06	2002	10.000	7.020	0

MFS/Sun Life Capital Appreciation Series S Class	07	2005	12.190	11.986	0
MFS/Sun Life Capital Appreciation Series S Class	07	2004	11.263	12.190	0
MFS/Sun Life Capital Appreciation Series S Class	07	2003	10.000	11.263	0

MFS/Sun Life Capital Appreciation Series S Class	08	2005	12.149	11.921	0
MFS/Sun Life Capital Appreciation Series S Class	08	2004	11.248	12.149	0
MFS/Sun Life Capital Appreciation Series S Class	08	2003	10.000	11.248	0

MFS/Sun Life Emerging Growth Series S Class	01	2005	9.829	10.528	3,776
MFS/Sun Life Emerging Growth Series S Class	01	2004	8.848	9.829	3,730
MFS/Sun Life Emerging Growth Series S Class	01	2003	6.860	8.848	3,160
MFS/Sun Life Emerging Growth Series S Class	01	2002	10.000	6.860	986

MFS/Sun Life Emerging Growth Series S Class	02	2005	9.774	10.447	1,713
MFS/Sun Life Emerging Growth Series S Class	02	2004	8.816	9.774	42
MFS/Sun Life Emerging Growth Series S Class	02	2003	6.849	8.816	3,385
MFS/Sun Life Emerging Growth Series S Class	02	2002	10.000	6.849	522

MFS/Sun Life Emerging Growth Series S Class	03	2005	9.760	10.427	0
MFS/Sun Life Emerging Growth Series S Class	03	2004	8.808	9.760	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	6.847	8.808	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	10.000	6.847	0

MFS/Sun Life Emerging Growth Series S Class	04	2005	9.719	10.367	3,652
MFS/Sun Life Emerging Growth Series S Class	04	2004	8.784	9.719	3,624
MFS/Sun Life Emerging Growth Series S Class	04	2003	6.839	8.784	3,629
MFS/Sun Life Emerging Growth Series S Class	04	2002	10.000	6.839	445

MFS/Sun Life Emerging Growth Series S Class	05	2005	9.705	10.348	0
MFS/Sun Life Emerging Growth Series S Class	05	2004	8.776	9.705	0
MFS/Sun Life Emerging Growth Series S Class	05	2003	6.836	8.776	0
MFS/Sun Life Emerging Growth Series S Class	05	2002	10.000	6.836	0

MFS/Sun Life Emerging Growth Series S Class	06	2005	9.664	10.288	0
MFS/Sun Life Emerging Growth Series S Class	06	2004	8.753	9.664	0
MFS/Sun Life Emerging Growth Series S Class	06	2003	6.828	8.753	0
MFS/Sun Life Emerging Growth Series S Class	06	2002	10.000	6.828	0

MFS/Sun Life Emerging Growth Series S Class	07	2005	12.706	13.519	0
MFS/Sun Life Emerging Growth Series S Class	07	2004	11.513	12.706	0
MFS/Sun Life Emerging Growth Series S Class	07	2003	10.000	11.513	0

MFS/Sun Life Emerging Growth Series S Class	08	2005	12.663	13.446	0
MFS/Sun Life Emerging Growth Series S Class	08	2004	11.498	12.663	0
MFS/Sun Life Emerging Growth Series S Class	08	2003	10.000	11.498	0

MFS/Sun Life Government Securities Series S Class	01	2005	11.037	11.073	89,457
MFS/Sun Life Government Securities Series S Class	01	2004	10.838	11.037	105,021
MFS/Sun Life Government Securities Series S Class	01	2003	10.817	10.838	123,193
MFS/Sun Life Government Securities Series S Class	01	2002	10.000	10.817	40,350

MFS/Sun Life Government Securities Series S Class	02	2005	10.975	10.988	87,961
MFS/Sun Life Government Securities Series S Class	02	2004	10.799	10.975	98,754
MFS/Sun Life Government Securities Series S Class	02	2003	10.800	10.799	149,053
MFS/Sun Life Government Securities Series S Class	02	2002	10.000	10.800	82,235

MFS/Sun Life Government Securities Series S Class	03	2005	10.959	10.967	0
MFS/Sun Life Government Securities Series S Class	03	2004	10.789	10.959	0
MFS/Sun Life Government Securities Series S Class	03	2003	10.796	10.789	0
MFS/Sun Life Government Securities Series S Class	03	2002	10.000	10.796	486

MFS/Sun Life Government Securities Series S Class	04	2005	10.913	10.904	49,825
MFS/Sun Life Government Securities Series S Class	04	2004	10.760	10.913	51,776
MFS/Sun Life Government Securities Series S Class	04	2003	10.784	10.760	61,780
MFS/Sun Life Government Securities Series S Class	04	2002	10.000	10.784	28,182

MFS/Sun Life Government Securities Series S Class	05	2005	10.898	10.883	0
MFS/Sun Life Government Securities Series S Class	05	2004	10.750	10.898	0
MFS/Sun Life Government Securities Series S Class	05	2003	10.780	10.750	0
MFS/Sun Life Government Securities Series S Class	05	2002	10.000	10.780	0

MFS/Sun Life Government Securities Series S Class	06	2005	10.852	10.821	2,498
MFS/Sun Life Government Securities Series S Class	06	2004	10.721	10.852	2,368
MFS/Sun Life Government Securities Series S Class	06	2003	10.767	10.721	8,734
MFS/Sun Life Government Securities Series S Class	06	2002	10.000	10.767	8,257

MFS/Sun Life Government Securities Series S Class	07	2005	9.967	9.934	0
MFS/Sun Life Government Securities Series S Class	07	2004	9.853	9.967	0
MFS/Sun Life Government Securities Series S Class	07	2003	10.000	9.853	0

MFS/Sun Life Government Securities Series S Class	08	2005	9.934	9.880	0
MFS/Sun Life Government Securities Series S Class	08	2004	9.840	9.934	0
MFS/Sun Life Government Securities Series S Class	08	2003	10.000	9.840	0

MFS/Sun Life High Yield Series S Class	01	2005	12.852	12.885	12,547
MFS/Sun Life High Yield Series S Class	01	2004	11.948	12.852	13,361
MFS/Sun Life High Yield Series S Class	01	2003	10.023	11.948	14,610
MFS/Sun Life High Yield Series S Class	01	2002	10.000	10.023	6,686

MFS/Sun Life High Yield Series S Class	02	2005	12.780	12.786	47,228
MFS/Sun Life High Yield Series S Class	02	2004	11.906	12.780	51,832
MFS/Sun Life High Yield Series S Class	02	2003	10.007	11.906	56,124
MFS/Sun Life High Yield Series S Class	02	2002	10.000	10.007	19,315

MFS/Sun Life High Yield Series S Class	03	2005	12.762	12.762	0
MFS/Sun Life High Yield Series S Class	03	2004	11.895	12.762	0
MFS/Sun Life High Yield Series S Class	03	2003	10.004	11.895	0
MFS/Sun Life High Yield Series S Class	03	2002	10.000	10.004	0

MFS/Sun Life High Yield Series S Class	04	2005	12.708	12.689	22,042
MFS/Sun Life High Yield Series S Class	04	2004	11.863	12.708	47,187
MFS/Sun Life High Yield Series S Class	04	2003	9.992	11.863	46,690
MFS/Sun Life High Yield Series S Class	04	2002	10.000	9.992	8,328

MFS/Sun Life High Yield Series S Class	05	2005	12.690	12.664	0
MFS/Sun Life High Yield Series S Class	05	2004	11.852	12.690	0
MFS/Sun Life High Yield Series S Class	05	2003	9.988	11.852	0
MFS/Sun Life High Yield Series S Class	05	2002	10.000	9.988	0

MFS/Sun Life High Yield Series S Class	06	2005	12.636	12.592	0
MFS/Sun Life High Yield Series S Class	06	2004	11.820	12.636	792
MFS/Sun Life High Yield Series S Class	06	2003	9.976	11.820	3,403
MFS/Sun Life High Yield Series S Class	06	2002	10.000	9.976	2,564

MFS/Sun Life High Yield Series S Class	07	2005	11.656	11.609	0
MFS/Sun Life High Yield Series S Class	07	2004	10.909	11.656	0
MFS/Sun Life High Yield Series S Class	07	2003	10.000	10.909	0

MFS/Sun Life High Yield Series S Class	08	2005	11.617	11.546	0
MFS/Sun Life High Yield Series S Class	08	2004	10.895	11.617	0
MFS/Sun Life High Yield Series S Class	08	2003	10.000	10.895	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	9.470	9.701	16,097
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	8.805	9.470	15,907
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	7.288	8.805	14,862
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	10.000	7.288	8,656

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	9.417	9.627	14,746
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	8.774	9.417	14,738
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	7.277	8.774	48,929
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	10.000	7.277	13,801

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	9.404	9.609	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	8.766	9.404	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	7.274	8.766	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	10.000	7.274	688

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	9.364	9.554	52,093
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	8.742	9.364	53,205
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	7.265	8.742	41,551
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	10.000	7.265	11,703

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	9.351	9.535	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	8.735	9.351	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	7.263	8.735	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	10.000	7.263	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	9.311	9.480	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	8.711	9.311	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	7.254	8.711	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	10.000	7.254	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2005	11.842	12.051	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2004	11.084	11.842	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	07	2003	10.000	11.084	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2005	11.802	11.986	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2004	11.070	11.802	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	08	2003	10.000	11.070	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2005	10.229	10.807	3,533
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2004	9.308	10.229	5,083
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2003	7.729	9.308	3,284
MFS/Sun Life Massachusetts Investors Trust Series S Class	01	2002	10.000	7.729	541

MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2005	10.172	10.725	14,384
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2004	9.275	10.172	12,855
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2003	7.717	9.275	13,108
MFS/Sun Life Massachusetts Investors Trust Series S Class	02	2002	10.000	7.717	10,389

MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2005	10.157	10.704	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2004	9.267	10.157	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2003	7.714	9.267	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	03	2002	10.000	7.714	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2005	10.114	10.643	11,244
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2004	9.242	10.114	11,417
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2003	7.705	9.242	9,348
MFS/Sun Life Massachusetts Investors Trust Series S Class	04	2002	10.000	7.705	3,308

MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2005	10.100	10.622	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2004	9.233	10.100	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2003	7.702	9.233	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	05	2002	10.000	7.702	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2005	10.057	10.561	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2004	9.208	10.057	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2003	7.693	9.208	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	06	2002	10.000	7.693	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2005	12.402	13.016	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2004	11.361	12.402	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	07	2003	10.000	11.361	0

MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2005	12.360	12.946	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2004	11.346	12.360	0
MFS/Sun Life Massachusetts Investors Trust Series S Class	08	2003	10.000	11.346	0

MFS/Sun Life New Discovery Series S Class	01	2005	9.384	9.687	112,844
MFS/Sun Life New Discovery Series S Class	01	2004	8.899	9.384	115,177
MFS/Sun Life New Discovery Series S Class	01	2003	6.702	8.899	97,656
MFS/Sun Life New Discovery Series S Class	01	2002	10.000	6.702	26,301

MFS/Sun Life New Discovery Series S Class	02	2005	9.331	9.613	226,453
MFS/Sun Life New Discovery Series S Class	02	2004	8.868	9.331	243,033
MFS/Sun Life New Discovery Series S Class	02	2003	6.692	8.868	213,182
MFS/Sun Life New Discovery Series S Class	02	2002	10.000	6.692	92,792

MFS/Sun Life New Discovery Series S Class	03	2005	9.318	9.595	10,369
MFS/Sun Life New Discovery Series S Class	03	2004	8.860	9.318	10,023
MFS/Sun Life New Discovery Series S Class	03	2003	6.689	8.860	19,892
MFS/Sun Life New Discovery Series S Class	03	2002	10.000	6.689	3,656

MFS/Sun Life New Discovery Series S Class	04	2005	9.279	9.539	192,188
MFS/Sun Life New Discovery Series S Class	04	2004	8.836	9.279	208,826
MFS/Sun Life New Discovery Series S Class	04	2003	6.681	8.836	194,481
MFS/Sun Life New Discovery Series S Class	04	2002	10.000	6.681	80,926

MFS/Sun Life New Discovery Series S Class	05	2005	9.266	9.521	2,282
MFS/Sun Life New Discovery Series S Class	05	2004	8.828	9.266	2,255
MFS/Sun Life New Discovery Series S Class	05	2003	6.679	8.828	2,078
MFS/Sun Life New Discovery Series S Class	05	2002	10.000	6.679	0

MFS/Sun Life New Discovery Series S Class	06	2005	9.226	9.466	25,409
MFS/Sun Life New Discovery Series S Class	06	2004	8.804	9.226	25,823
MFS/Sun Life New Discovery Series S Class	06	2003	6.671	8.804	22,546
MFS/Sun Life New Discovery Series S Class	06	2002	10.000	6.671	9,902

MFS/Sun Life New Discovery Series S Class	07	2005	12.898	13.227	6,052
MFS/Sun Life New Discovery Series S Class	07	2004	12.314	12.898	7,649
MFS/Sun Life New Discovery Series S Class	07	2003	10.000	12.314	6,512

MFS/Sun Life New Discovery Series S Class	08	2005	12.855	13.155	1,191
MFS/Sun Life New Discovery Series S Class	08	2004	12.298	12.855	1,196
MFS/Sun Life New Discovery Series S Class	08	2003	10.000	12.298	1,037

MFS/Sun Life Total Return Series S Class	01	2005	11.325	11.452	194,532
MFS/Sun Life Total Return Series S Class	01	2004	10.361	11.325	183,945
MFS/Sun Life Total Return Series S Class	01	2003	9.017	10.361	127,753
MFS/Sun Life Total Return Series S Class	01	2002	10.000	9.017	13,226

MFS/Sun Life Total Return Series S Class	02	2005	11.261	11.364	191,449
MFS/Sun Life Total Return Series S Class	02	2004	10.324	11.261	213,512
MFS/Sun Life Total Return Series S Class	02	2003	9.003	10.324	194,186
MFS/Sun Life Total Return Series S Class	02	2002	10.000	9.003	35,156

MFS/Sun Life Total Return Series S Class	03	2005	11.246	11.343	1,259
MFS/Sun Life Total Return Series S Class	03	2004	10.314	11.246	1,259
MFS/Sun Life Total Return Series S Class	03	2003	8.999	10.314	1,259
MFS/Sun Life Total Return Series S Class	03	2002	10.000	8.999	578

MFS/Sun Life Total Return Series S Class	04	2005	11.198	11.278	104,913
MFS/Sun Life Total Return Series S Class	04	2004	10.287	11.198	132,921
MFS/Sun Life Total Return Series S Class	04	2003	8.989	10.287	102,766
MFS/Sun Life Total Return Series S Class	04	2002	10.000	8.989	35,621

MFS/Sun Life Total Return Series S Class	05	2005	11.182	11.256	0
MFS/Sun Life Total Return Series S Class	05	2004	10.277	11.182	0
MFS/Sun Life Total Return Series S Class	05	2003	8.985	10.277	0
MFS/Sun Life Total Return Series S Class	05	2002	10.000	8.985	0

MFS/Sun Life Total Return Series S Class	06	2005	11.135	11.191	27,492
MFS/Sun Life Total Return Series S Class	06	2004	10.250	11.135	27,762
MFS/Sun Life Total Return Series S Class	06	2003	8.975	10.250	7,521
MFS/Sun Life Total Return Series S Class	06	2002	10.000	8.975	0

MFS/Sun Life Total Return Series S Class	07	2005	11.930	11.984	7,135
MFS/Sun Life Total Return Series S Class	07	2004	10.987	11.930	7,140
MFS/Sun Life Total Return Series S Class	07	2003	10.000	10.987	0

MFS/Sun Life Total Return Series S Class	08	2005	11.890	11.919	0
MFS/Sun Life Total Return Series S Class	08	2004	10.973	11.890	0
MFS/Sun Life Total Return Series S Class	08	2003	10.000	10.973	0

MFS/Sun Life Utilities Series S Class	01	2005	13.589	15.634	645
MFS/Sun Life Utilities Series S Class	01	2004	10.627	13.589	503
MFS/Sun Life Utilities Series S Class	01	2003	7.944	10.627	660
MFS/Sun Life Utilities Series S Class	01	2002	10.000	7.944	157

MFS/Sun Life Utilities Series S Class	02	2005	13.513	15.514	30,293
MFS/Sun Life Utilities Series S Class	02	2004	10.589	13.513	17,220
MFS/Sun Life Utilities Series S Class	02	2003	7.931	10.589	13,391
MFS/Sun Life Utilities Series S Class	02	2002	10.000	7.931	6,498

MFS/Sun Life Utilities Series S Class	03	2005	13.494	15.485	0
MFS/Sun Life Utilities Series S Class	03	2004	10.580	13.494	0
MFS/Sun Life Utilities Series S Class	03	2003	7.928	10.580	0
MFS/Sun Life Utilities Series S Class	03	2002	10.000	7.928	0

MFS/Sun Life Utilities Series S Class	04	2005	13.437	15.396	16,104
MFS/Sun Life Utilities Series S Class	04	2004	10.551	13.437	18,654
MFS/Sun Life Utilities Series S Class	04	2003	7.919	10.551	8,833
MFS/Sun Life Utilities Series S Class	04	2002	10.000	7.919	0

MFS/Sun Life Utilities Series S Class	05	2005	13.418	15.366	0
MFS/Sun Life Utilities Series S Class	05	2004	10.542	13.418	0
MFS/Sun Life Utilities Series S Class	05	2003	7.916	10.542	0
MFS/Sun Life Utilities Series S Class	05	2002	10.000	7.916	0

MFS/Sun Life Utilities Series S Class	06	2005	13.361	15.278	2,660
MFS/Sun Life Utilities Series S Class	06	2004	10.513	13.361	0
MFS/Sun Life Utilities Series S Class	06	2003	7.907	10.513	2,965
MFS/Sun Life Utilities Series S Class	06	2002	10.000	7.907	3,227

MFS/Sun Life Utilities Series S Class	07	2005	15.213	17.386	0
MFS/Sun Life Utilities Series S Class	07	2004	11.977	15.213	0
MFS/Sun Life Utilities Series S Class	07	2003	10.000	11.977	0

MFS/Sun Life Utilities Series S Class	08	2005	15.162	17.293	0
MFS/Sun Life Utilities Series S Class	08	2004	11.961	15.162	0
MFS/Sun Life Utilities Series S Class	08	2003	10.000	11.961	0

PIMCO Emerging Markets Bond Portfolio	01	2005	16.597	18.084	83,773
PIMCO Emerging Markets Bond Portfolio	01	2004	15.052	16.597	80,418
PIMCO Emerging Markets Bond Portfolio	01	2003	11.621	15.052	66,953
PIMCO Emerging Markets Bond Portfolio	01	2002	10.000	11.621	18,017

PIMCO Emerging Markets Bond Portfolio	02	2005	16.521	17.965	137,789
PIMCO Emerging Markets Bond Portfolio	02	2004	15.013	16.521	137,686
PIMCO Emerging Markets Bond Portfolio	02	2003	11.615	15.013	123,493
PIMCO Emerging Markets Bond Portfolio	02	2002	10.000	11.615	54,500

PIMCO Emerging Markets Bond Portfolio	03	2005	16.502	17.936	5,780
PIMCO Emerging Markets Bond Portfolio	03	2004	15.004	16.502	5,352
PIMCO Emerging Markets Bond Portfolio	03	2003	11.614	15.004	4,167
PIMCO Emerging Markets Bond Portfolio	03	2002	10.000	11.614	1,411

PIMCO Emerging Markets Bond Portfolio	04	2005	16.445	17.846	113,831
PIMCO Emerging Markets Bond Portfolio	04	2004	14.975	16.445	112,469
PIMCO Emerging Markets Bond Portfolio	04	2003	11.609	14.975	111,618
PIMCO Emerging Markets Bond Portfolio	04	2002	10.000	11.609	55,049

PIMCO Emerging Markets Bond Portfolio	05	2005	16.427	17.817	1,528
PIMCO Emerging Markets Bond Portfolio	05	2004	14.966	16.427	1,522
PIMCO Emerging Markets Bond Portfolio	05	2003	11.608	14.966	1,451
PIMCO Emerging Markets Bond Portfolio	05	2002	10.000	11.608	0

PIMCO Emerging Markets Bond Portfolio	06	2005	16.370	17.728	21,208
PIMCO Emerging Markets Bond Portfolio	06	2004	14.937	16.370	20,907
PIMCO Emerging Markets Bond Portfolio	06	2003	11.603	14.937	20,126
PIMCO Emerging Markets Bond Portfolio	06	2002	10.000	11.603	13,761

PIMCO Emerging Markets Bond Portfolio	07	2005	11.636	12.595	9,955
PIMCO Emerging Markets Bond Portfolio	07	2004	10.623	11.636	11,441
PIMCO Emerging Markets Bond Portfolio	07	2003	10.000	10.623	10,424

PIMCO Emerging Markets Bond Portfolio	08	2005	11.597	12.527	1,736
PIMCO Emerging Markets Bond Portfolio	08	2004	10.609	11.597	1,762
PIMCO Emerging Markets Bond Portfolio	08	2003	10.000	10.609	1,614

PIMCO High Yield Portfolio	01	2005	14.103	14.443	113,773
PIMCO High Yield Portfolio	01	2004	13.088	14.103	108,458
PIMCO High Yield Portfolio	01	2003	10.827	13.088	89,868
PIMCO High Yield Portfolio	01	2002	10.000	10.827	16,262

PIMCO High Yield Portfolio	02	2005	14.038	14.348	199,312
PIMCO High Yield Portfolio	02	2004	13.055	14.038	195,015
PIMCO High Yield Portfolio	02	2003	10.822	13.055	173,147
PIMCO High Yield Portfolio	02	2002	10.000	10.822	48,081

PIMCO High Yield Portfolio	03	2005	14.022	14.324	9,101
PIMCO High Yield Portfolio	03	2004	13.047	14.022	7,977
PIMCO High Yield Portfolio	03	2003	10.820	13.047	5,812
PIMCO High Yield Portfolio	03	2002	10.000	10.820	1,194

PIMCO High Yield Portfolio	04	2005	13.974	14.253	166,729
PIMCO High Yield Portfolio	04	2004	13.022	13.974	171,493
PIMCO High Yield Portfolio	04	2003	10.816	13.022	164,080
PIMCO High Yield Portfolio	04	2002	10.000	10.816	51,315

PIMCO High Yield Portfolio	05	2005	13.958	14.229	1,880
PIMCO High Yield Portfolio	05	2004	13.013	13.958	1,782
PIMCO High Yield Portfolio	05	2003	10.815	13.013	1,688
PIMCO High Yield Portfolio	05	2002	10.000	10.815	0

PIMCO High Yield Portfolio	06	2005	13.910	14.159	33,639
PIMCO High Yield Portfolio	06	2004	12.989	13.910	33,354
PIMCO High Yield Portfolio	06	2003	10.811	12.989	31,231
PIMCO High Yield Portfolio	06	2002	10.000	10.811	10,383

PIMCO High Yield Portfolio	07	2005	11.515	11.715	11,622
PIMCO High Yield Portfolio	07	2004	10.758	11.515	13,394
PIMCO High Yield Portfolio	07	2003	10.000	10.758	11,915

PIMCO High Yield Portfolio	08	2005	11.477	11.652	2,229
PIMCO High Yield Portfolio	08	2004	10.744	11.477	2,121
PIMCO High Yield Portfolio	08	2003	10.000	10.744	1,907

PIMCO Real Return Portfolio	01	2005	11.555	11.603	57,200
PIMCO Real Return Portfolio	01	2004	10.787	11.555	63,844
PIMCO Real Return Portfolio	01	2003	10.076	10.787	48,525
PIMCO Real Return Portfolio	01	2002	10.000	10.076	0

PIMCO Real Return Portfolio	02	2005	11.502	11.527	42,520
PIMCO Real Return Portfolio	02	2004	10.760	11.502	32,855
PIMCO Real Return Portfolio	02	2003	10.071	10.760	35,354
PIMCO Real Return Portfolio	02	2002	10.000	10.071	6,865

PIMCO Real Return Portfolio	03	2005	11.489	11.508	0
PIMCO Real Return Portfolio	03	2004	10.753	11.489	0
PIMCO Real Return Portfolio	03	2003	10.070	10.753	0
PIMCO Real Return Portfolio	03	2002	10.000	10.070	0

PIMCO Real Return Portfolio	04	2005	11.449	11.451	23,650
PIMCO Real Return Portfolio	04	2004	10.732	11.449	21,340
PIMCO Real Return Portfolio	04	2003	10.066	10.732	8,616
PIMCO Real Return Portfolio	04	2002	10.000	10.066	0

PIMCO Real Return Portfolio	05	2005	11.436	11.432	0
PIMCO Real Return Portfolio	05	2004	10.726	11.436	0
PIMCO Real Return Portfolio	05	2003	10.065	10.726	0
PIMCO Real Return Portfolio	05	2002	10.000	10.065	0

PIMCO Real Return Portfolio	06	2005	11.397	11.375	2,376
PIMCO Real Return Portfolio	06	2004	10.705	11.397	2,258
PIMCO Real Return Portfolio	06	2003	10.061	10.705	2,301
PIMCO Real Return Portfolio	06	2002	10.000	10.061	0

PIMCO Real Return Portfolio	07	2005	10.819	10.792	0
PIMCO Real Return Portfolio	07	2004	10.167	10.819	0
PIMCO Real Return Portfolio	07	2003	10.000	10.167	0

PIMCO Real Return Portfolio	08	2005	10.782	10.734	0
PIMCO Real Return Portfolio	08	2004	10.154	10.782	0
PIMCO Real Return Portfolio	08	2003	10.000	10.154	0

PIMCO Total Return Portfolio	01	2005	10.880	10.964	224,221
PIMCO Total Return Portfolio	01	2004	10.547	10.880	218,205
PIMCO Total Return Portfolio	01	2003	10.209	10.547	195,788
PIMCO Total Return Portfolio	01	2002	10.000	10.209	35,075

PIMCO Total Return Portfolio	02	2005	10.830	10.891	485,117
PIMCO Total Return Portfolio	02	2004	10.520	10.830	486,795
PIMCO Total Return Portfolio	02	2003	10.204	10.520	436,206
PIMCO Total Return Portfolio	02	2002	10.000	10.204	221,683

PIMCO Total Return Portfolio	03	2005	10.818	10.873	11,084
PIMCO Total Return Portfolio	03	2004	10.514	10.818	9,233
PIMCO Total Return Portfolio	03	2003	10.203	10.514	6,756
PIMCO Total Return Portfolio	03	2002	10.000	10.203	1,801

PIMCO Total Return Portfolio	04	2005	10.781	10.819	297,668
PIMCO Total Return Portfolio	04	2004	10.494	10.781	318,521
PIMCO Total Return Portfolio	04	2003	10.199	10.494	290,595
PIMCO Total Return Portfolio	04	2002	10.000	10.199	100,266

PIMCO Total Return Portfolio	05	2005	10.768	10.801	2,650
PIMCO Total Return Portfolio	05	2004	10.487	10.768	2,499
PIMCO Total Return Portfolio	05	2003	10.197	10.487	2,278
PIMCO Total Return Portfolio	05	2002	10.000	10.197	0

PIMCO Total Return Portfolio	06	2005	10.731	10.748	75,348
PIMCO Total Return Portfolio	06	2004	10.467	10.731	78,478
PIMCO Total Return Portfolio	06	2003	10.193	10.467	78,530
PIMCO Total Return Portfolio	06	2002	10.000	10.193	33,742

PIMCO Total Return Portfolio	07	2005	10.216	10.227	27,705
PIMCO Total Return Portfolio	07	2004	9.970	10.216	29,976
PIMCO Total Return Portfolio	07	2003	10.000	9.970	27,188

PIMCO Total Return Portfolio	08	2005	10.182	10.171	3,069
PIMCO Total Return Portfolio	08	2004	9.957	10.182	2,860
PIMCO Total Return Portfolio	08	2003	10.000	9.957	2,448

Rydex VT Nova Fund	01	2005	9.828	10.049	0
Rydex VT Nova Fund	01	2004	8.718	9.828	0
Rydex VT Nova Fund	01	2003	6.368	8.718	0
Rydex VT Nova Fund	01	2002	10.000	6.368	0

Rydex VT Nova Fund	02	2005	9.772	9.973	12,161
Rydex VT Nova Fund	02	2004	8.687	9.772	10,234
Rydex VT Nova Fund	02	2003	6.358	8.687	10,866
Rydex VT Nova Fund	02	2002	10.000	6.358	3,945

Rydex VT Nova Fund	03	2005	9.759	9.954	0
Rydex VT Nova Fund	03	2004	8.679	9.759	0
Rydex VT Nova Fund	03	2003	6.356	8.679	0
Rydex VT Nova Fund	03	2002	10.000	6.356	0

Rydex VT Nova Fund	04	2005	9.717	9.896	305
Rydex VT Nova Fund	04	2004	8.656	9.717	306
Rydex VT Nova Fund	04	2003	6.349	8.656	307
Rydex VT Nova Fund	04	2002	10.000	6.349	19

Rydex VT Nova Fund	05	2005	9.704	9.877	0
Rydex VT Nova Fund	05	2004	8.648	9.704	0
Rydex VT Nova Fund	05	2003	6.346	8.648	0
Rydex VT Nova Fund	05	2002	10.000	6.346	0

Rydex VT Nova Fund	06	2005	9.663	9.820	0
Rydex VT Nova Fund	06	2004	8.625	9.663	0
Rydex VT Nova Fund	06	2003	6.339	8.625	0
Rydex VT Nova Fund	06	2002	10.000	6.339	0

Rydex VT Nova Fund	07	2005	14.030	14.252	0
Rydex VT Nova Fund	07	2004	12.529	14.030	0
Rydex VT Nova Fund	07	2003	10.000	12.529	0

Rydex VT Nova Fund	08	2005	13.983	14.175	0
Rydex VT Nova Fund	08	2004	12.513	13.983	0
Rydex VT Nova Fund	08	2003	10.000	12.513	0

Rydex VT OTC Fund	01	2005	10.128	10.072	0
Rydex VT OTC Fund	01	2004	9.418	10.128	268
Rydex VT OTC Fund	01	2003	6.585	9.418	125
Rydex VT OTC Fund	01	2002	10.000	6.585	0

Rydex VT OTC Fund	02	2005	10.071	9.995	9,100
Rydex VT OTC Fund	02	2004	9.384	10.071	106,024
Rydex VT OTC Fund	02	2003	6.575	9.384	128,225
Rydex VT OTC Fund	02	2002	10.000	6.575	5,465

Rydex VT OTC Fund	03	2005	10.057	9.976	0
Rydex VT OTC Fund	03	2004	9.376	10.057	0
Rydex VT OTC Fund	03	2003	6.572	9.376	0
Rydex VT OTC Fund	03	2002	10.000	6.572	0

Rydex VT OTC Fund	04	2005	10.014	9.919	0
Rydex VT OTC Fund	04	2004	9.350	10.014	215
Rydex VT OTC Fund	04	2003	6.564	9.350	433
Rydex VT OTC Fund	04	2002	10.000	6.564	0

Rydex VT OTC Fund	05	2005	10.000	9.900	0
Rydex VT OTC Fund	05	2004	9.342	10.000	0
Rydex VT OTC Fund	05	2003	6.562	9.342	0
Rydex VT OTC Fund	05	2002	10.000	6.562	0

Rydex VT OTC Fund	06	2005	9.958	9.843	0
Rydex VT OTC Fund	06	2004	9.317	9.958	0
Rydex VT OTC Fund	06	2003	6.554	9.317	0
Rydex VT OTC Fund	06	2002	10.000	6.554	0

Rydex VT OTC Fund	07	2005	13.055	12.898	0
Rydex VT OTC Fund	07	2004	12.221	13.055	0
Rydex VT OTC Fund	07	2003	10.000	12.221	0

Rydex VT OTC Fund	08	2005	13.011	12.828	0
Rydex VT OTC Fund	08	2004	12.205	13.011	0
Rydex VT OTC Fund	08	2003	10.000	12.205	0

Sun Cap Value Small Cap Portfolio	01	2005	11.831	12.140	120,411
Sun Cap Value Small Cap Portfolio	01	2004	10.157	11.831	116,730
Sun Cap Value Small Cap Portfolio	01	2003	7.292	10.157	105,221
Sun Cap Value Small Cap Portfolio	01	2002	10.000	7.292	36,401

Sun Cap Value Small Cap Portfolio	02	2005	11.764	12.047	171,444
Sun Cap Value Small Cap Portfolio	02	2004	10.121	11.764	178,560
Sun Cap Value Small Cap Portfolio	02	2003	7.281	10.121	170,061
Sun Cap Value Small Cap Portfolio	02	2002	10.000	7.281	65,644

Sun Cap Value Small Cap Portfolio	03	2005	11.748	12.024	14,736
Sun Cap Value Small Cap Portfolio	03	2004	10.112	11.748	20,108
Sun Cap Value Small Cap Portfolio	03	2003	7.278	10.112	18,147
Sun Cap Value Small Cap Portfolio	03	2002	10.000	7.278	3,370

Sun Cap Value Small Cap Portfolio	04	2005	11.698	11.955	211,865
Sun Cap Value Small Cap Portfolio	04	2004	10.085	11.698	209,767
Sun Cap Value Small Cap Portfolio	04	2003	7.270	10.085	196,506
Sun Cap Value Small Cap Portfolio	04	2002	10.000	7.270	74,182

Sun Cap Value Small Cap Portfolio	05	2005	11.681	11.932	1,914
Sun Cap Value Small Cap Portfolio	05	2004	10.076	11.681	1,863
Sun Cap Value Small Cap Portfolio	05	2003	7.267	10.076	1,849
Sun Cap Value Small Cap Portfolio	05	2002	10.000	7.267	0

Sun Cap Value Small Cap Portfolio	06	2005	11.632	11.864	21,901
Sun Cap Value Small Cap Portfolio	06	2004	10.049	11.632	24,772
Sun Cap Value Small Cap Portfolio	06	2003	7.258	10.049	20,898
Sun Cap Value Small Cap Portfolio	06	2002	10.000	7.258	9,137

Sun Cap Value Small Cap Portfolio	07	2005	15.125	15.418	5,493
Sun Cap Value Small Cap Portfolio	07	2004	13.072	15.125	6,692
Sun Cap Value Small Cap Portfolio	07	2003	10.000	13.072	6,322

Sun Cap Value Small Cap Portfolio	08	2005	15.074	15.335	1,043
Sun Cap Value Small Cap Portfolio	08	2004	13.055	15.074	1,025
Sun Cap Value Small Cap Portfolio	08	2003	10.000	13.055	982

Sun Capital All Cap Fund	01	2005	13.305	12.992	382
Sun Capital All Cap Fund	01	2004	11.238	13.305	314
Sun Capital All Cap Fund	01	2003	7.473	11.238	17
Sun Capital All Cap Fund	01	2002	10.000	7.473	0

Sun Capital All Cap Fund	02	2005	13.233	12.896	0
Sun Capital All Cap Fund	02	2004	11.199	13.233	0
Sun Capital All Cap Fund	02	2003	7.463	11.199	0
Sun Capital All Cap Fund	02	2002	10.000	7.463	0

Sun Capital All Cap Fund	03	2005	13.215	12.872	0
Sun Capital All Cap Fund	03	2004	11.190	13.215	0
Sun Capital All Cap Fund	03	2003	7.461	11.190	0
Sun Capital All Cap Fund	03	2002	10.000	7.461	0

Sun Capital All Cap Fund	04	2005	13.161	12.800	3,811
Sun Capital All Cap Fund	04	2004	11.161	13.161	3,981
Sun Capital All Cap Fund	04	2003	7.453	11.161	0
Sun Capital All Cap Fund	04	2002	10.000	7.453	0

Sun Capital All Cap Fund	05	2005	13.143	12.776	0
Sun Capital All Cap Fund	05	2004	11.152	13.143	0
Sun Capital All Cap Fund	05	2003	7.450	11.152	0
Sun Capital All Cap Fund	05	2002	10.000	7.450	0

Sun Capital All Cap Fund	06	2005	13.089	12.704	0
Sun Capital All Cap Fund	06	2004	11.123	13.089	0
Sun Capital All Cap Fund	06	2003	7.443	11.123	0
Sun Capital All Cap Fund	06	2002	10.000	7.443	0

Sun Capital All Cap Fund	07	2005	14.942	14.495	0
Sun Capital All Cap Fund	07	2004	12.705	14.942	0
Sun Capital All Cap Fund	07	2003	10.000	12.705	0

Sun Capital All Cap Fund	08	2005	14.892	14.417	0
Sun Capital All Cap Fund	08	2004	12.688	14.892	0
Sun Capital All Cap Fund	08	2003	10.000	12.688	0

Sun Capital Blue Chip Mid	01	2005	12.342	14.155	49,251
Sun Capital Blue Chip Mid	01	2004	10.805	12.342	52,178
Sun Capital Blue Chip Mid	01	2003	8.072	10.805	50,989
Sun Capital Blue Chip Mid	01	2002	10.000	8.072	13,731

Sun Capital Blue Chip Mid	02	2005	12.272	14.047	76,191
Sun Capital Blue Chip Mid	02	2004	10.766	12.272	86,804
Sun Capital Blue Chip Mid	02	2003	8.060	10.766	84,329
Sun Capital Blue Chip Mid	02	2002	10.000	8.060	38,178

Sun Capital Blue Chip Mid	03	2005	12.255	14.020	4,971
Sun Capital Blue Chip Mid	03	2004	10.756	12.255	5,483
Sun Capital Blue Chip Mid	03	2003	8.057	10.756	4,071
Sun Capital Blue Chip Mid	03	2002	10.000	8.057	938

Sun Capital Blue Chip Mid	04	2005	12.203	13.939	146,293
Sun Capital Blue Chip Mid	04	2004	10.727	12.203	154,205
Sun Capital Blue Chip Mid	04	2003	8.047	10.727	138,487
Sun Capital Blue Chip Mid	04	2002	10.000	8.047	53,401

Sun Capital Blue Chip Mid	05	2005	12.186	13.912	1,218
Sun Capital Blue Chip Mid	05	2004	10.718	12.186	1,294
Sun Capital Blue Chip Mid	05	2003	8.044	10.718	1,275
Sun Capital Blue Chip Mid	05	2002	10.000	8.044	0

Sun Capital Blue Chip Mid	06	2005	12.134	13.833	6,289
Sun Capital Blue Chip Mid	06	2004	10.689	12.134	6,951
Sun Capital Blue Chip Mid	06	2003	8.035	10.689	6,833
Sun Capital Blue Chip Mid	06	2002	10.000	8.035	5,435

Sun Capital Blue Chip Mid	07	2005	13.774	15.693	2,261
Sun Capital Blue Chip Mid	07	2004	12.139	13.774	3,199
Sun Capital Blue Chip Mid	07	2003	10.000	12.139	3,213

Sun Capital Blue Chip Mid	08	2005	13.728	15.609	146
Sun Capital Blue Chip Mid	08	2004	12.123	13.728	158
Sun Capital Blue Chip Mid	08	2003	10.000	12.123	159

Sun Capital Davis Venture Value Fund	01	2005	11.848	12.786	18,136
Sun Capital Davis Venture Value Fund	01	2004	10.713	11.848	18,495
Sun Capital Davis Venture Value Fund	01	2003	8.346	10.713	18,484
Sun Capital Davis Venture Value Fund	01	2002	10.000	8.346	11,545

Sun Capital Davis Venture Value Fund	02	2005	11.781	12.688	58,127
Sun Capital Davis Venture Value Fund	02	2004	10.674	11.781	61,697
Sun Capital Davis Venture Value Fund	02	2003	8.333	10.674	52,640
Sun Capital Davis Venture Value Fund	02	2002	10.000	8.333	20,337

Sun Capital Davis Venture Value Fund	03	2005	11.765	12.664	0
Sun Capital Davis Venture Value Fund	03	2004	10.665	11.765	0
Sun Capital Davis Venture Value Fund	03	2003	8.330	10.665	0
Sun Capital Davis Venture Value Fund	03	2002	10.000	8.330	0

Sun Capital Davis Venture Value Fund	04	2005	11.715	12.591	62,666
Sun Capital Davis Venture Value Fund	04	2004	10.636	11.715	63,191
Sun Capital Davis Venture Value Fund	04	2003	8.320	10.636	64,101
Sun Capital Davis Venture Value Fund	04	2002	10.000	8.320	37,746

Sun Capital Davis Venture Value Fund	05	2005	11.698	12.567	0
Sun Capital Davis Venture Value Fund	05	2004	10.626	11.698	0
Sun Capital Davis Venture Value Fund	05	2003	8.317	10.626	0
Sun Capital Davis Venture Value Fund	05	2002	10.000	8.317	0

Sun Capital Davis Venture Value Fund	06	2005	11.649	12.495	0
Sun Capital Davis Venture Value Fund	06	2004	10.598	11.649	0
Sun Capital Davis Venture Value Fund	06	2003	8.308	10.598	0
Sun Capital Davis Venture Value Fund	06	2002	10.000	8.308	0

Sun Capital Davis Venture Value Fund	07	2005	13.325	14.286	0
Sun Capital Davis Venture Value Fund	07	2004	12.129	13.325	0
Sun Capital Davis Venture Value Fund	07	2003	10.000	12.129	0

Sun Capital Davis Venture Value Fund	08	2005	13.280	14.209	0
Sun Capital Davis Venture Value Fund	08	2004	12.113	13.280	0
Sun Capital Davis Venture Value Fund	08	2003	10.000	12.113	0

Sun Capital Investment Grade Bond Fund	01	2005	11.716	11.749	57,870
Sun Capital Investment Grade Bond Fund	01	2004	11.194	11.716	60,538
Sun Capital Investment Grade Bond Fund	01	2003	10.380	11.194	54,988
Sun Capital Investment Grade Bond Fund	01	2002	10.000	10.380	11,539

Sun Capital Investment Grade Bond Fund	02	2005	11.650	11.659	92,202
Sun Capital Investment Grade Bond Fund	02	2004	11.154	11.650	97,052
Sun Capital Investment Grade Bond Fund	02	2003	10.364	11.154	118,142
Sun Capital Investment Grade Bond Fund	02	2002	10.000	10.364	64,397

Sun Capital Investment Grade Bond Fund	03	2005	11.633	11.637	0
Sun Capital Investment Grade Bond Fund	03	2004	11.144	11.633	0
Sun Capital Investment Grade Bond Fund	03	2003	10.360	11.144	0
Sun Capital Investment Grade Bond Fund	03	2002	10.000	10.360	0

Sun Capital Investment Grade Bond Fund	04	2005	11.584	11.570	40,538
Sun Capital Investment Grade Bond Fund	04	2004	11.114	11.584	38,702
Sun Capital Investment Grade Bond Fund	04	2003	10.348	11.114	39,282
Sun Capital Investment Grade Bond Fund	04	2002	10.000	10.348	32,071

Sun Capital Investment Grade Bond Fund	05	2005	11.568	11.548	0
Sun Capital Investment Grade Bond Fund	05	2004	11.104	11.568	0
Sun Capital Investment Grade Bond Fund	05	2003	10.344	11.104	0
Sun Capital Investment Grade Bond Fund	05	2002	10.000	10.344	0

Sun Capital Investment Grade Bond Fund	06	2005	11.519	11.482	1,667
Sun Capital Investment Grade Bond Fund	06	2004	11.074	11.519	743
Sun Capital Investment Grade Bond Fund	06	2003	10.332	11.074	0
Sun Capital Investment Grade Bond Fund	06	2002	10.000	10.332	2,292

Sun Capital Investment Grade Bond Fund	07	2005	10.607	10.568	0
Sun Capital Investment Grade Bond Fund	07	2004	10.203	10.607	0
Sun Capital Investment Grade Bond Fund	07	2003	10.000	10.203	0

Sun Capital Investment Grade Bond Fund	08	2005	10.572	10.511	0
Sun Capital Investment Grade Bond Fund	08	2004	10.189	10.572	0
Sun Capital Investment Grade Bond Fund	08	2003	10.000	10.189	0

Sun Capital Money Market Fund	01	2005	9.754	9.858	153,152
Sun Capital Money Market Fund	01	2004	9.845	9.754	179,301
Sun Capital Money Market Fund	01	2003	9.955	9.845	155,239
Sun Capital Money Market Fund	01	2002	10.000	9.955	18,572

Sun Capital Money Market Fund	02	2005	9.699	9.782	190,867
Sun Capital Money Market Fund	02	2004	9.810	9.699	269,137
Sun Capital Money Market Fund	02	2003	9.940	9.810	92,851
Sun Capital Money Market Fund	02	2002	10.000	9.940	27,220

Sun Capital Money Market Fund	03	2005	9.685	9.764	1,724
Sun Capital Money Market Fund	03	2004	9.801	9.685	1,659
Sun Capital Money Market Fund	03	2003	9.936	9.801	1,163
Sun Capital Money Market Fund	03	2002	10.000	9.936	0

Sun Capital Money Market Fund	04	2005	9.644	9.708	51,725
Sun Capital Money Market Fund	04	2004	9.775	9.644	83,990
Sun Capital Money Market Fund	04	2003	9.925	9.775	105,399
Sun Capital Money Market Fund	04	2002	10.000	9.925	28,385

Sun Capital Money Market Fund	05	2005	9.631	9.689	0
Sun Capital Money Market Fund	05	2004	9.766	9.631	0
Sun Capital Money Market Fund	05	2003	9.921	9.766	0
Sun Capital Money Market Fund	05	2002	10.000	9.921	0

Sun Capital Money Market Fund	06	2005	9.590	9.633	24,444
Sun Capital Money Market Fund	06	2004	9.739	9.590	32,796
Sun Capital Money Market Fund	06	2003	9.909	9.739	19,210
Sun Capital Money Market Fund	06	2002	10.000	9.909	882

Sun Capital Money Market Fund	07	2005	9.725	9.764	3,843
Sun Capital Money Market Fund	07	2004	9.882	9.725	7,363
Sun Capital Money Market Fund	07	2003	10.000	9.882	6,288

Sun Capital Money Market Fund	08	2005	9.693	9.712	571
Sun Capital Money Market Fund	08	2004	9.869	9.693	898
Sun Capital Money Market Fund	08	2003	10.000	9.869	730

Sun Capital Real Estate Fund	01	2005	16.765	18.083	50,864
Sun Capital Real Estate Fund	01	2004	12.786	16.765	51,449
Sun Capital Real Estate Fund	01	2003	9.563	12.786	51,923
Sun Capital Real Estate Fund	01	2002	10.000	9.563	12,437

Sun Capital Real Estate Fund	02	2005	16.670	17.945	87,594
Sun Capital Real Estate Fund	02	2004	12.740	16.670	93,893
Sun Capital Real Estate Fund	02	2003	9.548	12.740	101,324
Sun Capital Real Estate Fund	02	2002	10.000	9.548	33,379

Sun Capital Real Estate Fund	03	2005	16.647	17.911	3,916
Sun Capital Real Estate Fund	03	2004	12.729	16.647	3,750
Sun Capital Real Estate Fund	03	2003	9.544	12.729	3,200
Sun Capital Real Estate Fund	03	2002	10.000	9.544	744

Sun Capital Real Estate Fund	04	2005	16.577	17.808	96,000
Sun Capital Real Estate Fund	04	2004	12.695	16.577	98,970
Sun Capital Real Estate Fund	04	2003	9.533	12.695	109,458
Sun Capital Real Estate Fund	04	2002	10.000	9.533	48,623

Sun Capital Real Estate Fund	05	2005	16.553	17.774	864
Sun Capital Real Estate Fund	05	2004	12.683	16.553	871
Sun Capital Real Estate Fund	05	2003	9.530	12.683	951
Sun Capital Real Estate Fund	05	2002	10.000	9.530	0

Sun Capital Real Estate Fund	06	2005	16.483	17.672	14,688
Sun Capital Real Estate Fund	06	2004	12.649	16.483	15,710
Sun Capital Real Estate Fund	06	2003	9.518	12.649	22,782
Sun Capital Real Estate Fund	06	2002	10.000	9.518	11,811

Sun Capital Real Estate Fund	07	2005	15.834	16.967	3,592
Sun Capital Real Estate Fund	07	2004	12.157	15.834	4,529
Sun Capital Real Estate Fund	07	2003	10.000	12.157	4,895

Sun Capital Real Estate Fund	08	2005	15.781	16.875	660
Sun Capital Real Estate Fund	08	2004	12.141	15.781	680
Sun Capital Real Estate Fund	08	2003	10.000	12.141	742

Templeton Foreign Securities Fund Class 2	01	2005	15.834	17.157	1,935
Templeton Foreign Securities Fund Class 2	01	2004	13.583	15.834	1,799
Templeton Foreign Securities Fund Class 2	01	2003	10.446	13.583	1,333
Templeton Foreign Securities Fund Class 2	01	2002	10.000	10.446	413

Templeton Foreign Securities Fund Class 2	02	2005	15.761	17.044	17,035
Templeton Foreign Securities Fund Class 2	02	2004	13.549	15.761	17,602
Templeton Foreign Securities Fund Class 2	02	2003	10.441	13.549	14,195
Templeton Foreign Securities Fund Class 2	02	2002	10.000	10.441	5,560

Templeton Foreign Securities Fund Class 2	03	2005	15.743	17.016	0
Templeton Foreign Securities Fund Class 2	03	2004	13.540	15.743	0
Templeton Foreign Securities Fund Class 2	03	2003	10.439	13.540	0
Templeton Foreign Securities Fund Class 2	03	2002	10.000	10.439	0

Templeton Foreign Securities Fund Class 2	04	2005	15.689	16.931	1,548
Templeton Foreign Securities Fund Class 2	04	2004	13.514	15.689	1,399
Templeton Foreign Securities Fund Class 2	04	2003	10.435	13.514	145
Templeton Foreign Securities Fund Class 2	04	2002	10.000	10.435	0

Templeton Foreign Securities Fund Class 2	05	2005	15.671	16.903	0
Templeton Foreign Securities Fund Class 2	05	2004	13.506	15.671	0
Templeton Foreign Securities Fund Class 2	05	2003	10.434	13.506	0
Templeton Foreign Securities Fund Class 2	05	2002	10.000	10.434	0

Templeton Foreign Securities Fund Class 2	06	2005	15.617	16.819	0
Templeton Foreign Securities Fund Class 2	06	2004	13.480	15.617	0
Templeton Foreign Securities Fund Class 2	06	2003	10.430	13.480	0
Templeton Foreign Securities Fund Class 2	06	2002	10.000	10.430	0

Templeton Foreign Securities Fund Class 2	07	2005	14.664	15.785	0
Templeton Foreign Securities Fund Class 2	07	2004	12.664	14.664	0
Templeton Foreign Securities Fund Class 2	07	2003	10.000	12.664	0

Templeton Foreign Securities Fund Class 2	08	2005	14.615	15.700	0
Templeton Foreign Securities Fund Class 2	08	2004	12.647	14.615	0
Templeton Foreign Securities Fund Class 2	08	2003	10.000	12.647	0

Templeton Growth Securities Fund Class 2	01	2005	15.698	16.808	3,457
Templeton Growth Securities Fund Class 2	01	2004	13.757	15.698	2,999
Templeton Growth Securities Fund Class 2	01	2003	10.586	13.757	367
Templeton Growth Securities Fund Class 2	01	2002	10.000	10.586	0

Templeton Growth Securities Fund Class 2	02	2005	15.626	16.697	98,388
Templeton Growth Securities Fund Class 2	02	2004	13.722	15.626	80,499
Templeton Growth Securities Fund Class 2	02	2003	10.581	13.722	25,697
Templeton Growth Securities Fund Class 2	02	2002	10.000	10.581	0

Templeton Growth Securities Fund Class 2	03	2005	15.608	16.670	0
Templeton Growth Securities Fund Class 2	03	2004	13.714	15.608	0
Templeton Growth Securities Fund Class 2	03	2003	10.579	13.714	0
Templeton Growth Securities Fund Class 2	03	2002	10.000	10.579	0

Templeton Growth Securities Fund Class 2	04	2005	15.554	16.587	593
Templeton Growth Securities Fund Class 2	04	2004	13.687	15.554	474
Templeton Growth Securities Fund Class 2	04	2003	10.575	13.687	478
Templeton Growth Securities Fund Class 2	04	2002	10.000	10.575	0

Templeton Growth Securities Fund Class 2	05	2005	15.537	16.559	0
Templeton Growth Securities Fund Class 2	05	2004	13.679	15.537	0
Templeton Growth Securities Fund Class 2	05	2003	10.574	13.679	0
Templeton Growth Securities Fund Class 2	05	2002	10.000	10.574	0

Templeton Growth Securities Fund Class 2	06	2005	15.483	16.477	4,144
Templeton Growth Securities Fund Class 2	06	2004	13.652	15.483	4,191
Templeton Growth Securities Fund Class 2	06	2003	10.570	13.652	2,841
Templeton Growth Securities Fund Class 2	06	2002	10.000	10.570	0

Templeton Growth Securities Fund Class 2	07	2005	14.164	15.066	0
Templeton Growth Securities Fund Class 2	07	2004	12.496	14.164	0
Templeton Growth Securities Fund Class 2	07	2003	10.000	12.496	0

Templeton Growth Securities Fund Class 2	08	2005	14.117	14.985	0
Templeton Growth Securities Fund Class 2	08	2004	12.480	14.117	0
Templeton Growth Securities Fund Class 2	08	2003	10.000	12.480	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PART B

MAY 1, 2006

SUN LIFE FINANCIAL MASTERSSM FLEX

COLUMBIA ALL-STAR

FUTURITY SELECT FOUR PLUS

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Tax Deferred Accumulation
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contract
Custodian
Independent Registered Public Accounting Firm
Financial Statements

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Sun Life Financial MastersSM Flex, Columbia All-Star and Futurity Select Four Plus Variable and Fixed Annuity Contract (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company" or "Sun Life (U.S.)") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the corresponding Prospectus dated May 1, 2006. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), c/o Annuity Division, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (888) 786-2435.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

------------------------------------------------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.
	10 YEARS	20 YEARS	30 YEARS

Non-Tax-Deferred Account	$16,856	$28,413	$ 47,893

Tax-Deferred Account	$21,589	$46,610	$100,627

Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$ 70,720

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACT OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:
-	The assumed rate of earnings will be realistic.
-	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
-	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
-	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00006235 (the daily equivalent of the current maximum charge of 2.25% on an annual basis) gives a net investment factor of 1.00321276. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6113597 (14.5645672 X 1.00321276).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3845467 (12.3456789 X 1.00322953 (the Net Investment Factor) based on the daily equivalent of maximum annuity phase charge of 1.65% on an annual basis) X 0.99991902). 0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3845467. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3845467).

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 7.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 1.00% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 23, 2006, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, the adoption of provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, and the adoption of provisions of FASB Interpretation No 46R, Consolidation of Variable Interest Entities, effective December 31, 2003 as described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account F that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports appearing therein (which reports dated April 7, 2006 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account F express an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Revenues:
Premiums and annuity considerations	$ 51,982	$ 58,820	$ 60,518
Net investment income	1,112,529	1,134,257	1,208,750
Net derivative income (loss)	16,474	(98,419)	(203,200)
Net realized investment gains	16,925	96,074	134,085
Fee and other income	362,275	357,011	319,596

Total revenues	1,560,185	1,547,743	1,519,749

Benefits and expenses:
Interest credited	637,502	673,442	783,999
Interest expense	123,279	128,522	120,905
Policyowner benefits	187,013	141,377	201,248
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	243,821	82,876	98,398
Other operating expenses	196,543	214,495	184,472

Total benefits and expenses	1,388,158	1,240,712	1,389,022

Income before income tax expense, minority interest and cumulative effect of change in accounting principle	172,027	307,031	130,727

Income tax expense (benefit):
Federal	40,091	71,352	27,366
State	(2)	(98)	823
Income tax expense	40,089	71,254	28,189

Income before minority interest and cumulative
effect of change in accounting principles	131,938	235,777	102,538

Minority interest share of (loss) income	(1,214)	5,561	-

Income before cumulative effect of change in accounting principles	133,152	230,216	102,538

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 and $4,064 in 2004 and 2003, respectively	-	(8,940)	(7,547)

Net income	$ 133,152	$ 221,276	$ 94,991

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2005	2004
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $15,620,827 and $16,207,312 in 2005 and 2004, respectively)	$ 15,677,148	$ 16,692,987
Trading fixed maturities at fair value (amortized cost of $1,982,762 and $1,408,618 in 2005 and 2004, respectively)	1,984,848	1,491,028
Subordinated note from affiliate held-to-maturity (fair value of $645,755 and $689,132 in 2005 and 2004, respectively)	600,000	600,000
Short-term investments	-	23,957
Mortgage loans	1,739,370	1,465,896
Derivative instruments - receivable	487,947	566,401
Limited partnerships	222,148	304,809
Real estate	170,510	168,139
Policy loans	701,769	696,305
Other invested assets	554,917	791,541
Cash and cash equivalents	347,654	552,949
Total investments	22,486,311	23,354,012

Accrued investment income	261,507	279,679
Deferred policy acquisition costs	1,341,377	1,147,181
Value of business acquired	53,670	24,130
Deferred federal income taxes	4,360	-
Goodwill	701,451	701,451
Receivable for investments sold	79,860	21,213
Reinsurance receivable	1,860,680	1,928,365
Other assets	122,239	111,131
Separate account assets	19,095,391	19,120,381

Total assets	$ 46,006,846	$ 46,687,543

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,668,578	$ 18,846,238
Future contract and policy benefits	768,297	721,135
Payable for investments purchased	248,733	284,511
Accrued expenses and taxes	150,318	95,655
Deferred federal income taxes	-	64,610
Long-term debt	-	33,500
Debt payable to affiliates	1,125,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,652,517	1,697,348
Derivative instruments - payable	197,765	228,774
Other liabilities	766,657	1,010,006
Separate account liabilities	19,095,391	19,120,381

Total liabilities	43,281,082	43,734,984

Commitments and contingencies - Note 19
Minority interest	-	5,561

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2005 and 2004	$ 6,437	$ 6,437
Additional paid-in capital	2,138,880	2,131,888
Accumulated other comprehensive income	19,260	180,638
Retained earnings	561,187	628,035

Total stockholder's equity	2,725,764	2,946,998

Total liabilities and stockholder's equity	$ 46,006,846	$ 46,687,543

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Net income	$ 133,152	$ 221,276	$ 94,991
Other comprehensive income (loss)
Net change in unrealized holding (losses) gains on
available-for-sale securities, net of tax and policyholder amounts	(79,814)	23,103	158,442
Minimum pension liability adjustment, net of tax	(1,842)	-	-
Reclassification adjustments of realized investment gains into net income	(79,722)	(70,146)	(179,672)

Other comprehensive loss	(161,378)	(47,043)	(21,230)

Comprehensive (loss) income	$ (28,226)	$ 174,233	$ 73,761

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income	-	-	-	94,991	94,991
Other comprehensive loss	-	-	(21,230)	-	(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital	-	60,000	-	-	60,000
Dividends	-	-	-	(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Operating Activities:
Net income from operations	$ 133,152	$ 221,276	$ 94,991
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share	(1,214)	5,561	-
Amortization (accretion) of discount and premiums	60,195	82,123	112,761
Amortization of DAC and VOBA	243,821	82,876	98,398
Depreciation and amortization	3,985	3,025	1,730
Non cash derivative activity	(93,478)	(18,690)	144,091
Net realized gains on investments	(16,925)	(96,074)	(134,085)
Net losses (gains) on trading investments	80,324	7,237	(63,573)
Net change in unrealized and undistributed (gains) losses in private equity limited partnerships	(48,244)	(58,981)	15,789
Interest credited to contractholder deposits	637,502	671,101	781,834
Deferred federal income taxes	22,047	72,648	43,029
Cumulative effect of change in accounting principles, net of tax	-	8,940	7,547
Changes in assets and liabilities:
Deferred acquisition costs	(261,917)	(346,996)	(263,762)
Accrued investment income	17,916	5,545	(28,655)
Future contract and policy benefits	25,123	(42,530)	(854)
Other, net	155,865	211,882	127,056
Net sales (purchases) of trading fixed maturities	(651,921)	27,801	(60,321)
Net cash provided by operating activities	306,231	836,744	875,976

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,685,008	10,472,377	13,004,400
Net cash from sale of subsidiary	17,040	39,687	1,500
Other invested assets	483,700	144,145	127,944
Mortgage loans	117,438	205,740	339,735
Real estate	947	-	14,275
Purchases of:
Available-for-sale fixed maturities	(5,269,211)	(10,367,260)	(13,414,490)
Other invested assets	(171,539)	(910,784)	(4,926)
Mortgage loans	(390,376)	(698,776)	(338,627)
Real estate	(6,648)	(86,743)	(16,153)
Changes due to other investments, net	(239,910)	728,637	5,100
Net change in policy loans	(5,464)	(3,418)	(10,858)
Net change in short-term investments	(4,576)	705	153,355

Net cash provided by (used in) investing activities	$ 216,409	$ (475,690)	$ (138,745)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,720,141	$ 2,552,431	$ 2,461,677
Withdrawals from contractholder deposit funds	(3,404,468)	(2,867,815)	(3,411,004)
Net cash of Sun Capital Advisers, Inc	-	(2,910)	-
Issuance of debt	100,000	-	-
Dividends paid to stockholder	(150,600)	(150,000)	-
Additional capital contributed	-	60,000	-
Other, net	6,992	42,004	(145,258)
Net cash used in financing activities	(727,935)	(366,290)	(1,094,585)

Net change in cash and cash equivalents	(205,295)	(5,236)	(357,354)

Cash and cash equivalents, beginning of year	552,949	558,185	915,539

Cash and cash equivalents, end of year	$ 347,654	$ 552,949	$ 558,185

Supplemental Cash Flow Information
Interest paid	$ 122,474	$ 120,195	$ 118,302

Supplemental Schedule of non-cash investing and financing activities

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2005, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income was $1.9 million and $0.7 million for the years ended December 31, 2004 and 2003, respectively.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GENERAL (CONTINUED)

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC - U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pre-tax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,132,604	$ 22,541,772	$ 43,674,376

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2005, the Company owned all of the outstanding shares of SLNY, Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC ("Private Placement I"), Sun Parkaire Landing LLC ("Sun Parkaire"), 7101 France Avenue Manager, LLC ("France Avenue"), Independence Life and Annuity Company ("Independence Life"), and Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"). During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC - U.S. Ops Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company's interest in the VIE was sold on April 19, 2005.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available for sale fixed maturities are mortgage backed securities in the To Be Announced form, ('TBA'). The Company records these purchases on trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $12.8 million and $172.9 million at December 31, 2005 and 2004, respectively, to reflect unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $1.2 million and $48.2 million at December 31, 2005 and 2004, respectively, to account for unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2005 and concluded that these assets were not impaired.

During 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS (CONTINUED)

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

For the years ended December 31, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates. For the 2003 tax year, as in prior years, the Company participated in the consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates. For 2003, Keyport filed a separate consolidated return with an affiliate, Independence Life.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the financial statements except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to the guaranteed minimum death benefit ('GMDB'), guaranteed minimum income benefit ('GMIB'), guaranteed minimum accumulation benefit ('GMAB') and guaranteed minimum withdrawal benefit ('GMWB') are reflected in the Company's consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New Accounting Pronouncements

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP will not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In September of 2005, AICPA issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." This SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May of 2005, the Financial Accounting Standards Board (the "FASB") issued FASB Statement 154 "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3." This statement is effective for fiscal years beginning after December 15, 2005. This statement changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. This statement applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The Company will adopt this statement as required in 2006 and report any changes in accounting principle to be implemented in accordance with the requirements of the this pronouncement.

Other Accounting Pronouncements

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption.

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company has a greater than or equal to 20% involvement in eight VIEs at December 31, 2005. The Company is a creditor in five trusts, two limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $40.2 million and $62.8 million at December 31, 2005 and 2004, respectively. The notes mature between February 2006 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities included a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012. The Company's interests in the VIEs were sold on April 19, 2005 and June 30, 2004. Refer to disclosures in footnote 2 for further discussion on the sale of the VIE's.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004 and 2003, was $1.9 million and $0.7 million, respectively.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp ("KFSC")., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate of the Company.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of the affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have management services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $11.3 million in 2005, $24.4 million in 2004, and $73.3 million in 2003.

In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $170.4 million, $136.8 million and $152.2 million for the years ended December 31, 2005, 2004 and 2003, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $23.4 million, $22.8 million and $21.3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $11.8 million, and $11.8 million in 2005, 2004 and 2003, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On December 31, 2004, the Company received a $60.0 million capital contribution from its parent, SLC - U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2005 and 2004, respectively.

In 2004, the employees of the Company became participants in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. The Company incurred expenses of $0.7 million and $0.3 million relating to PSUs for the years ended December 31, 2005 and 2004, respectively.

In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2003, the Company sold a $100.0 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380.0 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2005, 2004 and 2003, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

At December 31, 2005 and 2004, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by its parent, Sun Life of Canada (U.S.) Holdings, Inc. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2005, 2004 and 2003, respectively.

In 2004 and 2003, the Company purchased a total of $140.0 million in promissory notes from MFS. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the years ended December 31, 2005, 2004 and 2003 was $4.2 million, $4.0 million and $0.6 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Company's direct parent, Sun Life of Canada (U.S.) Holdings, Inc. as a dividend. The Company recognized a loss of $0.6 million on the transfer of the notes to Sun Life of Canada (U.S.) Holdings, Inc.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $23.2 million, $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million, $5.9 million and $3.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $25.1 million, $45.1 million and $64.5 million, respectively, in commission fees to Independence Financial Marketing Group, Inc. ("IFMG"), an affiliate.

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $2.4 million for the year ended December 31, 2005. SCA was no longer a consolidated entity in 2005.

The Company paid $16.4 million for the year ended December 31, 2005, in investment management services fees to SCA, an affiliate and registered investment adviser, on a cost-reimbursement basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On June 3, 2005, the Company entered into a Terms Agreement (the "Terms Agreement") with its affiliates Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), in connection with the offer and sale by the Issuer of $600.0 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes"). The payment obligations of the Issuer under the First Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the Secured Guarantee are secured by a floating rate funding agreement issued by the Company to the LLC on the same date. In addition, the Company issued a $100.0 million floating rate demand note payable to the LLC on the same date. The Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of November 11, 2004 (the "Purchase Agreement") by and among the Issuer, the ULC, the LLC, the Company and all of the Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes. The Company expensed $2.3 million for interest on the demand note for the year ended December 31, 2005.

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second Terms Agreement") with the Issuer, the ULC, the LLC, Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300.0 million of Series 2005-1-2 Floating Rate Notes due 2010 (the "Second Tranche Notes"). The payment obligations of the Issuer under the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to the Secured Guarantee, and the obligations of the LLC under the Secured Guarantee with respect to the Second Tranche Notes are secured by a floating rate funding agreement issued by the Company to the LLC on July 5, 2005. The Second Terms Agreement incorporates by reference the provisions of the Purchase Agreement. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify Citigroup and Morgan Stanley, against certain securities law liabilities related to the offering of the Second Tranche Notes.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900.0 million that effectively convert the floating rate payment obligations under the funding agreement to fixed rate obligations.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2005 (in 000's):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/27	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/15	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/15	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/12	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/12	80,000	4,568
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR plus 35		100,000	2,279

				$ 1,125,000	$ 71,318

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2004, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,250,374	$ 106,024	$ (33,560)	$ 5,322,838
Foreign Government & Agency Securities	99,771	4,789	(21)	104,539
States & Political Subdivisions	1,212	50	-	1,262
U.S. Treasury & Agency Securities	573,446	12,539	(1,174)	584,811
Subordinated notes from affiliate	140,000	-	-	140,000

Corporate securities:
Basic Industry	298,352	16,577	(1,649)	313,280
Capital Goods	667,459	38,995	(1,429)	705,025
Communications	1,428,598	61,135	(7,811)	1,481,922
Consumer Cyclical	1,341,480	51,605	(2,935)	1,390,150
Consumer Noncyclical	512,153	30,345	(367)	542,131
Energy	527,782	27,370	(711)	554,441
Finance	2,979,627	92,043	(14,145)	3,057,525
Industrial Other	311,829	11,198	(1,522)	321,505
Technology	57,867	2,774	(569)	60,072
Transportation	526,567	25,104	(9,549)	542,122
Utilities	1,490,795	83,231	(2,662)	1,571,364
Total Corporate	10,142,509	440,377	(43,349)	10,539,537

Total available-for-sale fixed maturities	$ 16,207,312	$ 563,779	$ (78,104)	$16,692,987

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 89,132	$ -	$ 689,132

Total held-to-maturity fixed maturities	$ 600,000	$ 89,132	$ -	$ 689,132

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 121,729	$ 4,427	$ (1,051)	$ 125,105
Foreign Government & Agency Securities	6,313	711	(11)	7,013

Corporate securities:
Basic Industry	31,844	2,363	-	34,207
Capital Goods	48,839	2,939	-	51,778
Communications	177,288	10,753	(300)	187,741
Consumer Cyclical	198,733	10,684	(159)	209,258
Consumer Noncyclical	23,344	1,209	(13)	24,540
Energy	35,714	4,987	-	40,701
Finance	453,387	25,198	(973)	477,612
Industrial Other	46,089	3,034	(189)	48,934
Technology	3,802	302	-	4,104
Transportation	63,291	5,453	(3,107)	65,637
Utilities	198,245	16,154	(1)	214,398
Total Corporate	1,280,576	83,076	(4,742)	1,358,910

Total trading fixed maturities	$ 1,408,618	$ 88,214	$ (5,804)	$ 1,491,028

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005
	Amortized Cost	Estimated Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 453,294	$ 453,070
Due after one year through five years	2,529,687	2,535,451
Due after five years through ten years	4,333,947	4,350,783
Due after ten years	3,069,107	3,136,218
Subtotal - Maturities available-for-sale	10,386,035	10,475,522
Asset-backed securities	5,234,792	5,201,626
Total Available-for-sale	$ 15,620,827	$ 15,667,148

Maturities of trading fixed securities:
Due in one year or less	$ 89,749	$ 90,981
Due after one year through five years	503,839	505,854
Due after five years through ten years	994,999	984,407
Due after ten years	184,627	195,920
Subtotal - Maturities of trading	1,773,214	1,777,162
Asset-backed securities	209,548	207,686
Total Trading	$ 1,982,762	$ 1,984,848

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 645,755

Gross gains of $61.0 million, $152.5 million and $196.4 million and gross losses of $38.9 million, $45.4 million and $44.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2005, 2004 and 2003, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $10.9 million at December 31, 2005 and 2004, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $71.3 million and $91.1 million at December 31, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

As of December 31, 2005 and 2004, 94.7% and 95.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2005, 2004 and 2003, the Company incurred realized losses totaling $29.7 million, $32.5 million and $62.8 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $1.7 million, $7.0 million and $10.1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The fair market value of these investments was $24.4 million, $29.8 million and $80.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 30,787	$ (461)	$ 23,104	$ (1,188)	$ 53,891	$ (1,649)
Capital Goods	119,885	(938)	14,733	(491)	134,618	(1,429)
Communications	196,250	(4,153)	83,702	(3,658)	279,952	(7,811)
Consumer Cyclical	221,428	(2,478)	10,620	(457)	232,048	(2,935)
Consumer Noncyclical	60,192	(367)	-	-	60,192	(367)
Energy	26,575	(372)	7,100	(339)	33,675	(711)
Finance	693,913	(8,606)	146,825	(5,539)	840,738	(14,145)
Industrial Other	95,881	(938)	20,346	(584)	116,227	(1,522)
Technology	25,431	(569)	-	-	25,431	(569)
Transportation	39,596	(367)	95,630	(9,182)	135,226	(9,549)
Utilities	209,995	(1,965)	33,919	(697)	243,914	(2,662)

Total Corporate	1,719,933	(21,214)	435,979	(22,135)	2,155,912	(43,349)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,358,934	(11,026)	283,699	(22,534)	1,642,633	(33,560)
Foreign Government & Agency Securities	2,459	(21)	-	-	2,459	(21)
U.S. Treasury & Agency Securities	233,308	(1,174)	-	-	233,308	(1,174)

Total Non-Corporate	1,594,701	(12,221)	283,699	(22,534)	1,878,400	(34,755)

Grand Total	$ 3,314,634	$ (33,435)	$ 719,678	$ (44,669)	$ 4,034,312	$ (78,104)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company's intention, if any, to dispose of its position. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	6	2	8
Capital Goods	6	6	12
Communications	18	11	29
Consumer Cyclical	20	1	21
Consumer Noncyclical	8	0	8
Energy	4	2	6
Finance	62	14	76
Industrial Other	5	3	8
Technology	1	0	1
Transportation	36	31	67
Utilities	15	7	22

Total Corporate	181	77	258

Non-Corporate
Asset Backed and Mortgage Backed Securities	278	91	369
Foreign Government & Agency Securities	2	0	2
U.S. Treasury & Agency Securities	27	0	27

Total Non-Corporate	307	91	398

Grand Total	488	168	656

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2005	2004

Total mortgage loans	$ 1,739,370	$ 1,465,896

Real estate:
Held-for-sale	-	628
Held for production of income	170,510	167,511
Total real estate	$ 170,510	$ 168,139

Accumulated depreciation on real estate was $23.0 million and $19.1 million at December 31, 2005 and 2004, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired-but-performing mortgage loans totaling $12.6 million and $16.5 million at December 31, 2005 and 2004, respectively, against which there are allowances for losses of $6.3 million and $7.6 million, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272

2004
Mortgage loans	$ 6,365	$ 1,530	$ (249)	$ 7,646

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2005	2004
Property Type:
Office building	$ 703,927	$ 620,273
Residential	87,874	89,831
Retail	751,041	619,021
Industrial/warehouse	264,567	237,020
Other	108,743	75,536
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2005	2004
Geographic region:

Alabama	$ 8,070	$ 408
Arizona	48,113	45,753
California	144,829	137,387
Colorado	33,238	33,096
Connecticut	30,026	32,973
Delaware	15,194	15,847
Florida	140,592	116,327
Georgia	80,802	78,360
Illinois	23,118	10,473
Indiana	19,950	16,203
Kentucky	25,623	15,015
Louisiana	32,186	21,531
Maryland	64,724	57,323
Massachusetts	142,421	137,535
Michigan	6,799	8,719
Minnesota	53,157	46,341
Missouri	34,567	32,323
Nebraska	7,948	5,368
Nevada	7,509	8,055
New Jersey	36,042	31,943
New Mexico	7,386	7,633
New York	240,390	232,312
North Carolina	43,111	39,831
Ohio	128,525	93,896
Oregon	11,968	6,391
Pennsylvania	118,709	102,767
Tennessee	32,430	26,714
Texas	211,889	136,237
Utah	29,718	28,528
Virginia	17,386	18,378
Washington	73,326	68,389
Wisconsin	19,494	4,658
All other	26,912	24,967
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

At December 31, 2005, scheduled mortgage loan maturities were as follows:

2006	$ 11,745
2007	52,697
2008	45,809
2009	42,455
2010	72,676
Thereafter	1,513,988
Total	$ 1,739,370

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $115.8 million and $54.0 million at December 31, 2005 and 2004, respectively.

During 2004 and 2003, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million and $24.6 million for its 2004 and 2003 securitization transactions, respectively. The Company did not sell any commercial mortgage loans in securitization transactions in 2005.

The tranches retained through the 2004 securitization, were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O	Fairfield I/O

Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 775	$ 719
Fair value of retained interests	841	674
Weighted average life in years	2.32-2.96	1.00-4.36

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	785	621
Fair value of retained interest as a result of a .30% of adverse change	757	595

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	839	672
Fair value of retained interest as a result of a 20% of adverse change	837	670

The outstanding principal amount of the securitized commercial mortgage loans was $873.2 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2005.

The tranches retained through the 2003 securitization were subordinated secured notes. Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

Commercial Mortgages

Prepayment speed	-
Weighted average life in years	14.123-14.84
Expected credit losses	-
Residual cash flows discount rate	5.65%-5.92%
Treasury rate interpolated for average life	4.37%-4.40%
Spread over treasuries	1.28%-1.52%
Duration in years	20.46-20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

Commercial Mortgages
Amortized cost of retained
Interests	$ 15,511
Fair value of retained interests	17,538
Weighted average life in years	13.69-14.10

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	17,528
Fair value of retained interest as a result of a .30% of adverse change	17,522

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	16,868
Fair value of retained interest as a result of a 20% of adverse change	16,231

The outstanding principal amount of the securitized commercial mortgage loans was $363.9 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2005.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $495.7 million and $735.7 million at December 31, 2005 and 2004, respectively.

Leveraged Leases

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2005	2004
Lease contract receivable	$ 25,914	$ 31,803
Less: non-recourse debt	(1,410)	(1,415)
Net Receivable	24,504	30,388
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(9,178)	(11,928)
Investment in leveraged leases	36,746	39,880
Less: fees	(138)	(138)
Net investment in leveraged leases	$ 36,608	$ 39,742

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poor's indexed futures contracts are entered into for purposes of hedging equity-indexed products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issued annuity contracts and GICs that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains on the translation of foreign currency denominated GIC liabilities of $197.1 million for the year ended December 31, 2005, and losses of ($83.3) million and ($158.6) million for the years ended December 31, 2004 and 2003, respectively.

Beginning in the second quarter 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:
	2005	2004	2003
Net expense on swap agreements	$ (64,915)	$ (62,514)	$ (87,721)
Change in fair value of swap agreements (interest rate, currency, and equity)	101,320	(43,977)	197,506
Change in fair value of options, futures and embedded derivatives	(19,931)	8,072	(312,985)
Total derivative income (losses)	$ 16,474	$ (98,419)	$ (203,200)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2005 and 2004, $35.6 million and $33.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2004
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 5,948,576	$ (212,661)
Currency swaps	805,849	290,776
Equity swaps	250,207	28,254
Currency forwards	1,547	(81)
S&P 500 index call options	2,986,757	188,481
S&P 500 index put options	1,217,980	42,858

Total	$ 11,210,916	$ 337,627

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) arose from sale of the following security types for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 21,873	$ 108,603	$ 159,474
Equity securities	(6)	3,375	(1,465)
Mortgage and other loans	614	858	25,528
Real estate	318	-	3,862
Other invested assets	12,741	(1,601)	4,800
Other than temporary declines	(29,707)	(32,494)	(62,834)
Gains on impaired assets	11,092	17,333	4,720

Total	$ 16,925	$ 96,074	$ 134,085

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 921,803	$ 1,030,973	$ 1,114,949
Mortgage and other loans	103,253	83,986	76,259
Real estate	11,047	11,615	6,952
Policy loans	37,595	42,821	43,335
Other	55,245	(19,715)	(20,364)
Gross investment income	1,128,943	1,149,680	1,221,131
Less: Investment expenses	16,414	15,423	12,381
Net investment income	$ 1,112,529	$ 1,134,257	$ 1,208,750

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2005		2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 347,654	$ 347,654	$ 552,949	$ 552,949
Fixed maturities	18,261,996	18,307,751	18,784,015	18,873,147
Equity securities	15,427	15,427	1,006	1,006
Short-term investments	-	-	23,957	23,957
Mortgages	1,739,370	1,790,629	1,465,896	1,546,834
Derivatives instruments -receivables	487,947	487,947	566,401	566,401
Policy loans	701,769	701,769	696,305	696,305
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

Financial liabilities:
Policy liabilities	18,668,578	17,449,961	18,846,238	17,677,082
Derivative instruments - payables	197,765	197,765	228,774	228,774
Long-term debt	-	-	33,500	33,500
Long-term debt to affiliates	1,125,000	1,178,918	1,025,000	1,100,501
Partnership capital securities	607,826	645,755	607,826	689,132
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company periodically evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company's reinsurance agreements by segment follows.

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life ("SPWL") insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.7 billion and $1.7 billion as of December 31, 2005 and 2004, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

By reinsuring the SPWL policies, the Company reduced net investment income by $82.7 million and $91.2 million for the years ended December 31, 2005 and 2004, respectively. The Company also reduced interest credited by $57.5 million and $79.6 million for the years ended December 31, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.1 and $13.6 million for the years ended December 31, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $33.3 million, $28.7 million and $23.4 million for the years ended December 31, 2005, 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2005	2004	2003

Insurance premiums:
Direct	$ 54,915	$ 62,939	$ 67,959
Ceded	2,933	4,119	7,441
Net premiums	$ 51,982	$ 58,820	$ 60,518

Insurance and other individual policy benefits and claims:
Direct	$ 225,936	$ 170,381	$ 230,384
Ceded	38,923	29,004	29,136
Net policy benefits and claims	$ 187,013	$ 141,377	$ 201,248

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS

The Company sponsors two non-contributory defined benefit pension plans for its employees and certain affiliated employees. Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the two non-contributory defined benefit pension plans including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan (the "Grandfathered Participants"), (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;

Due to the pension plan changes, a $1.9 million curtailment charge was recognized.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of 12/31/05, a "grandfathered employee" or a "Rule 75 employee".

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1,2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A rule 75 employee shall mean active employees (i) who are not Grandfathered employees, ii) who retire on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years or service and whose age plus service is at least 75.

For grandfathered and rule of 75 employees retiree medical coverage is provided at reduced cost.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

	2005	2004
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 215,439	$ 191,689
Service cost	10,948	9,873
Interest cost	13,839	12,118
Actuarial loss (gain)	17,780	7,039
Benefits paid	(6,105)	(5,280)
Plan amendments	2,344	-
Curtailment loss (gain)	(24,700)	-
Projected benefit obligation at end of year	$ 229,545	$ 215,439

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 233,551	$ 205,737
Other	(1,250)	(1,050)
Actual return on plan assets	25,900	34,144
Benefits paid	(6,105)	(5,280)
Fair value of plan assets at end of year	$ 252,096	$ 233,551
Information on the funded status of the plan:
Funded status	$ 22,551	$ 18,112
Unrecognized net actuarial loss	7,802	19,339
Unrecognized transition obligation	(10,392)	(13,443)
Unrecognized prior service cost	3,945	7,421
4th quarter contribution	(1,550)	(1,250)
Prepaid benefit cost	$ 22,356	$ 30,179

The accumulated benefit obligation for the retirement plan and agent pension plan at December 31, 2005 and 2004 was $222.4 million and $188.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The agent plan is overfunded and the funded status of the employee retirement plan was as follows:

	2005	2004

Plan assets	$ 211,612	$ 195,332
Projected benefit obligations	(219,802)	(206,748)
Funded status	$ (8,190)	$ (11,416)

Accumulated benefit obligation	$ 212,630	$ 180,201

The following table sets forth the components of the net periodic benefit cost, and the Company's share of net periodic benefit costs for the years ended December 31:

	2005	2004	2003

Components of net periodic benefit cost:
Service cost	$ 10,948	$ 9,873	$ 8,954
Interest cost	13,839	12,118	10,494
Expected return on plan assets	(20,092)	(17,704)	(14,358)
Amortization of transition obligation asset	(3,051)	(3,051)	(3,051)
Amortization of prior service cost	855	855	855
Curtailment loss (gain)	1,856	-	-
Recognized net actuarial loss	1,918	3,140	4,215
Net periodic benefit cost (benefit)	$ 6,273	$ 5,231	$ 7,109
The Company's share of net periodic benefit cost	$ 4,116	$ 4,272	$ 5,522

In addition to its share of net periodic benefit cost, the Company incurred $2.9 million, $1.9 million and $3.5 million for the years ended December 31, 2005, 2004 and 2003, respectively, in expense for an uninsured benefit plan, for which the Company is not the plan sponsor.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2005	2004	2003
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Weighted average assumptions used to determine net benefit cost were as follows:

	Pension Benefits
	2005	2004	2003

Discount rate	6.2%	6.1%	6.75%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2005 and 2004 measurement, and the target allocation for 2006, by asset category, are as follows:
	Target Allocation	Percentage of Plan Assets
Asset Category	2006	2005	2004

Equity Securities	60%	61%	61%
Debt Securities	25%	30%	27%
Commercial Mortgages	15%	9%	10%
Other	-%	-%	2%
Total	100%	100%	100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million at December 31, 2004. Equity securities did not include any SLF common stock at December 31, 2005.

Cash Flow

Due to the over funded status of the agent defined benefit plan, the Company will not be making contributions to the plan in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Pension Benefits
2006	$ 6,352
2007	6,680
2008	6,949
2009	7,299
2010	7,624
2011 to 2015	45,646

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

(a) Beginning January 1, 2006, Eligible Participants shall receive a basic employer contribution which shall be a percentage of the participant's eligible compensation determined under the following chart based on the sum of the participant's age and service on January 1 of the applicable plan year -

Age Plus Service	Employer Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

(b) In addition to the basic employer contribution beginning January 1, 2006, Eligible Participants who did not become participants in the United States Employees' Retirement Income Plan before January 1, 2006 and who remain employed by a participating employer on January 1, 2006 shall be entitled to receive a supplemental basic employer contribution in January 2006 based on their applicable basic employer contribution percentage as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

(c) To provide for a transition employer contribution effective January 1, 2006 to Eligible Participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45 (such Eligible Participants are referred to as "Transition Participants");

(d) For January 1, 2006 through December 31, 2015, Transition Participants shall receive transition employer contributions which shall be a percentage of the Transition Participant's eligible compensation determined under the following chart based on the participant's age and service on January 1, 2006 -

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2005 employer contributions under 401(k) Plan sponsorship for the Company and its affiliates was $6.1 million. Amounts are allocated to affiliates based on their respective employees' contributions. The Company's portion of the expense was $4.6 million, $2.8 million and $0.9 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company's contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment will be funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the Retirement Plan's obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2005	2004

Benefit obligation at beginning of year	$ 48,453	$ 51,278
Service cost	1,333	1,233
Interest cost	2,994	2,957
Actuarial (gain) loss	4,596	(4,583)
Benefits paid	(2,884)	(2,432)
Plan Amendments	(3,192)	-
Benefit obligation at end of year	$ 51,300	$ 48,453

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,884	2,432
Benefits paid	(2,884)	(2,432)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (51,301)	$ (48,453)
Unrecognized net actuarial loss	22,741	19,556
4th quarter contribution	686	628
Unrecognized prior service cost	(5,609)	(2,657)
Accrued benefit cost	$ (33,483)	$ (30,926)

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company's allocated share for the year ended December 31:

	2005	2004
Components of net periodic benefit cost
Service cost	$ 1,333	$ 1,233
Interest cost	2,994	2,957
Amortization of prior service cost	(241)	(241)
Recognized net actuarial loss	1,273	1,384
Net periodic benefit cost	$ 5,359	$ 5,333

The Company's share of net periodic benefit cost	$ 4,947	$ 4,180

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:
	Other Benefits
	2005	2004	2003
Discount Rate	5.8%	6.2%	6.1%
Rate of Compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:
	Other Benefits
	2005	2004	2003
Discount rate	6.2%	6.1%	6.75%
Rate of compensation increase	4.0%	4.0%	4.0%

In order to measure the post-retirement benefit obligation for 2005, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2006 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:
	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 5,541	$ (4,571)

Effect on total of service and interest cost	$ 756	$ (596)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Other Benefits
2006	$ 3,413
2007	3,546
2008	3,666
2009	3,757
2010	3,807
2011 to 2015	19,859

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2005 as the Company did for the year ended December 31, 2004. The Company filed a consolidated federal income tax return with SLC - U.S. Ops Holdings and Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2005	2004	2003
Federal income tax expense (benefit):
Current	$ 11,239	$ (5,331)	$ (29,240)
Deferred	28,852	76,683	56,606

Total	$ 40,091	$ 71,352	$ 27,366

Federal income taxes attributable to the Company's consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2005	2004	2003

Expected federal income tax expense (benefit)	$ 60,210	$ 107,446	$ 44,251
Low income housing credit	(5,947)	(6,021)	(6,026)
Separate account dividend received deduction	(10,150)	(10,500)	(5,600)
Prior year settlements	(2,802)	(17,351)	(6,518)
Other items	(1,220)	(2,222)	1,259

Federal income tax expense (benefit)	$ 40,091	$ 71,352	$ 27,366

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2005	2004
Deferred tax assets:
Actuarial liabilities	$ 250,818	$ 391,780
Net operating loss	-	4,444
Other	281	(8,340)
Total deferred tax assets	251,099	387,884

Deferred tax liabilities:
Deferred policy acquisition costs	(287,605)	(185,715)
Investments, net	40,866	(266,779)
Total deferred tax liabilities	(246,739)	(452,494)

Net deferred tax asset (liability)	$ 4,360	$ (64,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $32.0 million in 2005 and $17.1 million in 2003. The Company did not have any net income tax payments for 2004. At December 31, 2005, the Company did not have any operating loss carryforwards remaining.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 2001 and 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

	2005	2004

Balance at January 1	$ 32,571	$ 31,337
Less reinsurance recoverable	(6,381)	(9,146)
Net balance at January 1	26,190	22,191
Incurred related to:
Current year	23,881	20,889
Prior years	(3,143)	910
Total incurred	20,738	21,799
Paid losses related to:
Current year	(13,860)	(12,009)
Prior years	(5,813)	(5,791)
Total paid	(19,673)	(17,800)

Balance at December 31	33,141	32,571
Less reinsurance recoverable	(5,886)	(6,381)

Net balance at December 31	$ 27,255	$ 26,190

The incurred losses and loss adjustment expenses relating to insured events in prior years changed as a result of reassessment of the estimates of the settlement costs on certain claims outstanding due to factors that emerged in the current year.

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,894,237	$ 2,423,320	65.7
Minimum Income	$ 386,407	$ 63,851	59.8
Minimum Accumulation or Withdrawal	$ 884,843	$ -	61.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following summarizes the reserve for the GMDB and GMIB at December 31, 2005:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

The following summarizes the reserve for the GMDB and GMIB at December 31, 2004:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2004	$ 45,250	$ 1,457	$ 46,707

Incurred guaranteed benefits	32,103	832	32,935
Paid guaranteed benefits	(50,502)	-	(50,502)
Interest	1,462	132	1,594

Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees is re-evaluated regularly and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB or GMWB constituted an asset of $0.2 million and $2.8 million at December 31, 2005 and 2004, respectively.

Interest in Separate Accounts

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 1,147,181	$ 889,601
Acquisition costs deferred	261,058	346,764
Amortized to expense during the year	(226,355)	(48,562)
Adjustment for unrealized investment gains (losses) during the year	159,493	(40,622)
Balance at December 31	$ 1,341,377	$ 1,147,181

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 24,130	$ 22,391
Amortized to expense during the year	(17,467)	(4,819)
Adjustment for unrealized investment gains (losses) during the year	47,007	6,558
Balance at December 31	$ 53,670	$ 24,130

15. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, funding agreements, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis. As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total Expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	122,311	3,544	271	45,901	172,027

Net Income	93,570	2,443	176	36,963	133,152

Total Assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total Expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net Income	166,309	3,118	2,147	49,702	221,276

Total Assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

	Year ended December 31, 2003

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,409,642	$ 49,357	$ 26,609	$ 34,141	$ 1,519,749
Total Expenditures	1,247,670	53,848	25,712	61,792	1,389,022
Income (loss) before income tax expense, minority interest and cumulative effect of change in accounting principle	161,972	(4,491)	897	(27,651)	130,727

Net Income (Loss)	106,655	(2,331)	608	(9,941)	94,991

Total Assets	$ 39,814,262	$ 2,973,014	$ 46,535	$ 840,565	$ 43,674,376

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2005	2004	2003

Statutory surplus and capital	$ 1,778,241	$ 1,822,812	$ 1,685,356
Statutory net income	140,827	249,010	224,284

17. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $154.3 million in 2006 without prior approval from the Delaware Commissioner of Insurance.

In 2005, the Company's board of directors approved and the Company paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company's board of Directors approved and the Company paid $150.0 million of cash dividends to its direct parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's direct parent and became a consolidated subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. The Company did not pay any dividends in 2003.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2005, 2004 or 2003.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2005, 2004 or 2003.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:
	2005	2004	2003
Unrealized gains on available-for-sale securities	$ 56,493	$ 485,553	$ 520,173
Reserve allocation	(22,039)	-	-
Minimum pension liability adjustment	(2,834)	-	-
DAC allocation	(12,842)	(172,945)	(132,323)
VOBA allocation	(1,201)	(48,208)	(54,766)
Tax effect and other	1,683	(83,762)	(105,403)

Accumulated Other Comprehensive Income	$ 19,260	$ 180,638	$ 227,681

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

19. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2005, minimum future lease payments under such leases were as follows:

2006	$ 6,029
2007	4,778
2008	1,477
2009	374
2010	39
Total	$ 12,697

Total rental expense for the years ended December 31, 2005, 2004 and 2003 was $8.5 million, $16.3 million and $23.6 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2005, the minimum future lease payments under the sublease agreements were as follows:

2006	$ 1,140
2007	1,174
2008	293
Total	$ 2,607

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and consolidated financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 23, 2006

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005
Assets:
Investment in	Shares	Cost	Value
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio (F10)	22,636	$245,142	$243,563
VIP Freedom 2015 Portfolio (F15)	24,547	270,258	268,544
VIP Freedom 2020 Portfolio (F20)	9,760	108,400	107,943
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	1,539,845	24,673,642	27,978,984
Templeton Developing Markets Securities Fund (TDM)	84,847	895,279	924,837
Templeton Growth Securities Fund Class 2 (FTG)	612,697	7,872,508	8,461,348
Templeton International Securities Fund (FTI)	15,166,884	206,788,728	236,906,725
Franklin Value Securities Fund (FVS)	1,109,181	15,977,035	18,623,157
Liberty Variable Investment Trust
Colonial Small Cap Variable Series (CSC)	348	6,180	6,200
Wanger Select Fund (WTF)	18,466	384,967	418,444
Wanger U.S. Small Cap Fund (USC)	222	7,716	7,735
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	562,105	7,553,343	8,330,401
Growth & Income Portfolio (LA1)	6,661,294	172,410,288	174,259,456
Growth Opportunities Portfolio (LA9)	2,237,175	28,518,763	30,716,412
Mid-Cap Value (LA2)	2,161,495	43,664,502	45,585,928
MFS/Sun Life Series Trust
Bond S Class (MF7)	6,623,817	78,123,610	75,047,842
Bond Series (BDS)	12,399,799	144,270,337	141,357,713
Capital Appreciation S Class (MFD)	1,698,462	27,879,613	32,542,530
Capital Appreciation Series (CAS)	28,452,425	587,150,700	549,416,331
Capital Opportunities S Class (CO1)	1,124,885	12,825,460	14,994,717
Capital Opportunities Series (COS)	14,502,009	240,716,598	194,181,905
Emerging Growth S Class (MFF)	1,096,474	14,301,168	18,519,452
Emerging Growth Series (EGS)	18,480,067	360,698,876	315,639,547
Emerging Markets Equity S Class (EM1)	476,866	6,981,137	10,352,754
Emerging Markets Equity Series (EME)	3,725,140	50,494,805	81,357,063
Global Governments S Class (GG1)	414,202	4,779,610	4,233,144
Global Governments Series (GGS)	4,266,192	49,299,680	43,899,111
Global Growth S Class (GG2)	562,598	5,510,227	7,538,817
Global Growth Series (GGR)	10,828,682	118,446,205	145,970,637
Global Total Return S Class (GT2)	996,329	14,880,335	16,499,208
Global Total Return Series (GTR)	9,386,271	138,028,012	156,281,411
Government Securities S Class (MFK)	16,076,378	211,015,156	205,295,344
Government Securities Series (GSS)	26,780,805	356,775,017	343,865,538
High Yield S Class (MFC)	14,016,094	95,464,832	95,169,280
High Yield Series (HYS)	31,496,276	210,732,671	215,119,566
International Growth S Class (IG1)	1,188,044	12,082,051	18,248,353
International Growth Series (IGS)	7,741,399	82,612,194	119,372,367
International Investors Trust S Class (MI1)	627,811	8,526,825	10,873,687
International Investors Trust Series (MII)	6,043,418	78,819,975	105,095,045
Managed Sectors S Class (MS1)
Managed Sectors Series (MSS)
Massachusetts Investors Growth Stock S Class (M1B)	8,100,891	67,958,362	78,659,648
Massachusetts Investors Growth Stock Series (MIS)	37,391,536	426,949,361	365,689,222
Massachusetts Investors Trust S Class (MFL)	6,176,818	164,844,855	185,057,480
Massachusetts Investors Trust Series (MIT)	28,486,760	906,178,241	858,875,810
Mid Cap Growth S Class (MC1)	6,822,787	32,829,355	40,390,896
Mid Cap Growth Series (MCS)	11,482,592	56,991,682	68,665,902
Mid Cap Value S Class (MCV)	2,191,200	23,122,175	25,549,393
Money Market S Class (MM1)	117,199,138	117,199,138	117,199,138

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
Investment in
MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Money Market Series (MMS)	192,370,348	$192,370,348	$192,370,348
New Discovery S Class (M1A)	5,795,785	71,233,312	82,242,184
New Discovery Series (NWD)	9,583,536	121,224,159	137,523,743
Research S Class (RE1)	1,620,358	22,617,573	27,432,658
Research Series (RES)	20,711,227	380,530,685	353,126,414
Research Growth and Income S Class (RG1)	659,501	7,725,948	9,951,870
Research Growth and Income Series (RGS)	5,161,431	65,326,948	78,195,680
Research International S Class (RI1)	5,251,775	68,741,783	87,231,983
Research International Series (RIS)	5,483,471	64,521,251	91,793,304
Strategic Growth S Class (SG1)	5,092,164	35,521,814	39,158,744
Strategic Growth Series (SGS)	4,668,058	33,644,416	36,177,453
Strategic Income S Class (SI1)	2,113,602	22,358,488	22,488,727
Strategic Income Series (SIS)	5,417,547	57,142,007	58,021,924
Strategic Value S Class (SVS)	1,035,529	9,956,817	10,531,335
Technology S Class (TE1)	767,536	2,887,913	3,377,159
Technology Series (TEC)	4,258,008	17,296,208	18,990,716
Total Return S Class (MFJ)	33,183,817	601,230,331	629,497,005
Total Return Series (TRS)	64,408,029	1,144,725,977	1,230,193,330
Utilities S Class (MFE)	2,089,093	28,252,190	37,624,567
Utilities Series (UTS)	16,519,537	250,999,836	299,334,009
Value S Class (MV1)	7,705,278	101,779,515	124,902,560
Value Series (MVS)	19,134,454	246,729,229	311,891,604
Nations Marsico
Nations Marsico 21st Century Portfolio (NMT)	464	5,228	5,204
Nations Marsico Growth Portfolio (NNG)	2,814	47,838	50,336
Nations Marsico International Opportunities Portfolio (NMI)	841	14,240	15,506
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	887,204	30,343,253	33,917,823
Global Securities Fund (OGG)	409,770	11,692,409	13,587,975
Main St. Growth and Income Fund (OMG)	11,412,409	228,843,369	246,850,398
Main St. Small Cap Growth Fund (OMS)	626,873	9,102,414	10,694,455
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	376,413	5,013,872	5,141,808
Low Duration Portfolio (PLD)	23,242,525	238,074,229	234,517,073
Real Return Bond Portfolio (PRR)	2,572,756	32,842,104	32,648,274
Total Return Bond Portfolio (PTR)	5,606,638	58,544,692	57,411,976
VIT All Asset Portfolio (PRA)	16,227	193,340	191,646
VIT Commodity Real Return Strategy Portfolio (PCR)	41,184	507,975	504,509
Sun Capital Advisers Trust
All Cap S Class (SSA)	147,908	1,785,958	1,582,621
Investment Grade Bond S Class (IGB)	358,641	3,576,459	3,511,097
Real Estate Fund S Class (SRE)	2,399,905	44,591,789	47,926,097
Real Estate Fund (SC3)	971,112	15,141,988	18,256,904
Sun Capital Money Market S Class (CMM)	490,142	490,142	490,142
		$9,443,493,061	$9,803,159,689
Liability:
Payable to Sponsor			(3,636,817)
Net Assets			$9,799,522,872

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
	Applicable to Owners of			Reserve for
	Deferred Variable Annuity Contracts			Variable
	Units	Value		Annuities	Total
MFS Consolidated Regatta Contracts:
Fidelity Variable Insurance Products Funds
F10	23,605	$243,563	$		$243,563
F15	25,858	268,544			268,544
F20	10,353	107,943			107,943
Franklin Templeton Variable Insurance Products Trust
FMS	1,886,907	27,963,658		14,756	27,978,414
TDM	82,552	924,837			924,837
FTG	518,022	8,461,348			8,461,348
FTI	15,021,292	236,836,347		68,960	236,905,307
FVS	1,065,024	18,607,025		15,486	18,622,511
Liberty Variable Investment Trust
CSC	583	6,200			6,200
WTF	36,338	418,444			418,444
USC	699	7,735			7,735
Lord Abbett Series Fund, Inc.
LAV	673,060	8,330,401			8,330,401
LA1	11,563,674	174,119,686		137,965	174,257,651
LA9	2,675,259	30,712,830		3,529	30,716,359
LA2	2,743,587	45,553,915		31,207	45,585,122
MFS/Sun Life Series Trust:
MF7	6,270,011	75,037,572		9,618	75,047,190
BDS	9,925,405	140,927,389		486,476	141,413,865
MFD	3,518,217	32,528,455		12,423	32,540,878
CAS	41,628,520	545,319,392		3,379,509	548,698,901
CO1	1,483,374	14,953,845		38,308	14,992,153
COS	21,130,668	193,958,627		148,358	194,106,985
MFF	1,747,003	18,519,056		396	18,519,452
EGS	30,633,904	314,780,134		789,301	315,569,435
EM1	441,657	10,352,754			10,352,754
EME	3,923,235	80,958,806		302,127	81,260,933
GG1	327,850	4,222,501		9,968	4,232,469
GGS	2,809,654	43,654,143		222,121	43,876,264
GG2	552,979	7,524,239		13,994	7,538,233
GGR	8,221,692	145,240,462		688,021	145,928,483
GT2	1,195,804	16,484,931		13,753	16,498,684
GTR	8,201,461	155,061,116		988,139	156,049,255
MFK	19,255,861	205,068,963		222,992	205,291,955
GSS	22,849,712	342,759,124		1,283,457	344,042,581
MFC	7,227,900	95,080,311		87,217	95,167,528
HYS	14,094,783	214,074,891		723,852	214,798,743
IG1	1,221,898	18,247,713			18,247,713
IGS	8,840,529	119,045,335		289,240	119,334,575
MI1	661,889	10,873,687			10,873,687
MII	5,984,457	104,778,110		284,719	105,062,829
MS1
MSS
M1B	7,285,892	78,649,897		9,393	78,659,290
MIS	43,809,878	365,149,870		516,382	365,666,252
MFL	14,452,676	185,015,685		39,274	185,054,959
MIT	59,467,044	855,728,838		2,871,330	858,600,168
MC1	3,978,465	40,381,076		8,760	40,389,836

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
	Applicable to Owners of		Reserve for
	Deferred Variable Annuity Contracts		Variable
	Units	Value	Annuities	Total
MFS/Sun Life Series Trust - continued
MCS	12,048,420	$68,455,528	$195,902	$68,651,430
MCV	1,682,084	25,548,286	1,065	25,549,351
MM1	11,958,338	117,042,328	157,248	117,199,576
MMS	15,938,732	190,278,804	1,648,563	191,927,367
M1A	6,422,025	82,198,512	41,067	82,239,579
NWD	12,797,342	137,240,557	261,370	137,501,927
RE1	2,260,668	27,421,632	10,326	27,431,958
RES	23,187,138	351,617,350	1,333,346	352,950,696
RG1	870,283	9,951,870		9,951,870
RGS	6,688,530	77,979,761	210,943	78,190,704
RI1	5,123,155	87,223,901	7,975	87,231,876
RIS	6,756,158	91,695,723	133,970	91,829,693
SG1	3,249,303	39,157,002	1,677	39,158,679
SGS	5,803,755	36,134,431	35,478	36,169,909
SI1	1,805,113	22,467,805	19,953	22,487,758
SIS	4,397,877	57,914,142	104,666	58,018,808
SVS	796,494	10,531,335		10,531,335
TE1	419,282	3,377,159		3,377,159
TEC	5,244,561	18,970,572	17,992	18,988,564
MFJ	49,480,358	629,140,842	351,986	629,492,828
TRS	61,210,836	1,223,073,606	6,023,829	1,229,097,435
MFE	2,310,367	37,600,635	22,446	37,623,081
UTS	16,956,503	298,594,373	610,654	299,205,027
MV1	9,478,274	124,869,947	30,873	124,900,820
MVS	20,463,991	311,156,391	712,275	311,868,666
Nations Marsico
NMT	462	5,204		5,204
NNG	4,598	50,336		50,336
NMI	1,299	15,506		15,506
Oppenheimer Variable Account Fund
OCA	2,328,976	33,902,215	15,027	33,917,242
OGG	991,457	13,587,975		13,587,975
OMG	17,938,766	246,780,635	68,343	246,848,978
OMS	595,796	10,694,455		10,694,455
PIMCO Variable Insurance Trust
PMB	290,180	5,141,808		5,141,808
PLD	23,604,352	234,327,110	185,931	234,513,041
PRR	2,712,386	32,648,274		32,648,274
PTR	5,192,072	57,352,929	58,053	57,410,982
PRA	18,761	191,646		191,646
PCR	49,012	504,509		504,509
Sun Capital Advisers Trust
SSA	146,395	1,582,621		1,582,621
IGB	340,324	3,511,097		3,511,097
SRE	3,596,058	47,919,939	6,067	47,926,006
SC3	967,700	18,246,716	9,809	18,256,525
CMM	48,728	490,142		490,142
Net Assets		$9,773,535,007	$25,987,865	$9,799,522,872

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005

	F10 Sub- Account (f)	F15 Sub- Account (f)	F20 Sub- Account (f)	FMS Sub- Account

Income and Expenses:
Dividend income	$1,059	$1,108	$446	$175,688
Mortality and expense risk charges	(18)	(212)	(100)	(325,170)
Distribution and administrative expense charges	-	-	-	(39,020)
Net investment income (loss)	$1,041	$896	$346	$(188,502)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$1	$-	$432,805
Realized gain distributions	-	-	-	65,810
Net realized gains (losses)	$-	$1	$-	$498,615

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,579)	$(1,714)	$(457)	$3,305,342
Beginning of year	-	-	-	1,771,523
Change in unrealized appreciation (depreciation)	$(1,579)	$(1,714)	$(457)	$1,533,819

Realized and unrealized gains (losses)	$(1,579)	$(1,713)	$(457)	$2,032,434
Increase (Decrease) in net assets from operations	$(538)	$(817)	$(111)	$1,843,932

	TDM Sub-Account (f)	FTG Sub- Account	FTI Sub- Account	FVS Sub-Account

Income and Expenses:
Dividend income	$	$48,206	$1,899,575	$114,140
Mortality and expense risk charges	(1,130)	(79,655)	(2,788,766)	(247,644)
Distribution and administrative expense charges	-	(9,559)	(334,652)	(29,717)
Net investment income (loss)	$(1,130)	$(41,008)	$(1,223,843)	$(163,221)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$1,823	$92,256	$3,452,096	$795,689
Realized gain distributions	-	-	-	92,326
Net realized gains (losses)	$1,823	$92,256	$3,452,096	$888,015

Net unrealized appreciation (depreciation) on investments:
End of year	$29,558	$588,840	$30,117,997	$2,646,122
Beginning of year	-	227,629	15,859,833	2,376,969
Change in unrealized appreciation (depreciation)	$29,558	$361,211	$14,258,164	$269,153

Realized and unrealized gains (losses)	$31,381	$453,467	$17,710,260	$1,157,168
Increase (Decrease) in net assets from operations	$30,251	$412,459	$16,486,417	$993,947

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	CSC Sub- Account (e)	WTF Sub- Account (e)	USC Sub- Account (e)	LAV Sub- Account

Income and Expenses:
Dividend income	$-	$-	$-	$27,156
Mortality and expense risk charges	(36)	(2,271)	(9)	(100,669)
Distribution and administrative expense charges	(4)	(273)	(1)	(12,080)
Net investment income (loss)	$(40)	$(2,544)	$(10)	$(85,593)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(10)	$1,586	$(8)	$98,803
Realized gain distributions	12	-	-	27,818
Net realized gains (losses)	$2	$1,586	$(8)	$126,621

Net unrealized appreciation (depreciation) on investments:
End of year	$20	$33,477	$19	$777,058
Beginning of year	-	-	-	395,768
Change in unrealized appreciation (depreciation)	$20	$33,477	$19	$381,290

Realized and unrealized gains (losses)	$22	$35,063	$11	$507,911
Increase (Decrease) in net assets from operations	$(18)	$32,519	$1	$422,318

	LA1 Sub-Account	LA9 Sub- Account	LA2 Sub- Account	MF7 Sub-Account

Income and Expenses:
Dividend income	$1,642,448	$-	$189,906	$4,366,582
Mortality and expense risk charges	(2,273,881)	(335,506)	(590,562)	(1,098,520)
Distribution and administrative expense charges	(272,866)	(40,259)	(70,867)	(131,822)
Net investment income (loss)	$(904,299)	$(375,765)	$(471,523)	$3,136,240

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$5,846,429	$101,528	$3,548,231	$(32,222)
Realized gain distributions	10,035,085	399,482	2,594,844	1,275,645
Net realized gains (losses)	$15,881,514	$501,010	$6,143,075	$1,243,423

Net unrealized appreciation (depreciation) on investments:
End of year	$1,849,168	$2,197,649	$1,921,426	$(3,075,768)
Beginning of year	13,066,754	1,300,552	5,170,767	1,361,957
Change in unrealized appreciation (depreciation)	$(11,217,586)	$897,097	$(3,249,341)	$(4,437,725)

Realized and unrealized gains (losses)	$4,663,928	$1,398,107	$2,893,734	$(3,194,302)
Increase (Decrease) in net assets from operations	$3,759,629	$1,022,342	$2,422,211	$(58,062)

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	BDS Sub- Account	MFD Sub- Account	CAS Sub- Account	CO1 Sub- Account

Income and Expenses:
Dividend income	$9,261,073	$121,133	$3,588,977	$104,734
Mortality and expense risk charges	(1,915,189)	(444,628)	(7,035,427)	(209,439)
Distribution and administrative expense charges	(229,823)	(53,355)	(844,251)	(25,133)
Net investment income (loss)	$7,116,061	$(376,850)	$(4,290,701)	$(129,838)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,164,058	$265,650	$(78,660,688)	$149,765
Realized gain distributions	2,600,465	-	-	-
Net realized gains (losses)	$3,764,523	$265,650	$(78,660,688)	$149,765

Net unrealized appreciation (depreciation) on investments:
End of year	$(2,912,624)	$4,662,917	$(37,734,369)	$2,169,257
Beginning of year	7,512,558	4,709,647	(123,059,722)	2,268,081
Change in unrealized appreciation (depreciation)	$(10,425,182)	$(46,730)	$85,325,353	$(98,824)

Realized and unrealized gains (losses)	$(6,660,659)	$218,920	$6,664,665	$50,941
Increase (Decrease) in net assets from operations	$455,402	$(157,930)	$2,373,964	$(78,897)

	COS Sub-Account	MFF Sub- Account	EGS Sub- Account	EM1 Sub-Account

Income and Expenses:
Dividend income	$2,022,470	$-	$-	$39,153
Mortality and expense risk charges	(2,744,755)	(244,934)	(4,179,263)	(105,685)
Distribution and administrative expense charges	(329,371)	(29,392)	(501,511)	(12,621)
Net investment income (loss)	$(1,051,656)	$(274,326)	$(4,680,774)	$(79,153)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(37,726,309)	$308,993	$(90,895,883)	$732,646
Realized gain distributions	-	-	-	28,688
Net realized gains (losses)	$(37,726,309)	$308,993	$(90,895,883)	$761,334

Net unrealized appreciation (depreciation) on investments:
End of year	$(46,534,693)	$4,218,284	$(45,059,329)	$3,371,617
Beginning of year	(84,456,807)	3,007,167	(162,300,161)	1,689,642
Change in unrealized appreciation (depreciation)	$37,922,114	$1,211,117	$117,240,832	$1,681,975

Realized and unrealized gains (losses)	$195,805	$1,520,110	$26,344,949	$2,443,309
Increase (Decrease) in net assets from operations	$(855,851)	$1,245,784	$21,664,175	$2,364,156

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	EME Sub- Account	GG1 Sub- Account	GGS Sub- Account	GG2 Sub- Account

Income and Expenses:
Dividend income	$442,235	$476,618	$5,460,807	$16,733
Mortality and expense risk charges	(828,520)	(61,665)	(644,524)	(104,650)
Distribution and administrative expense charges	(99,422)	(7,400)	(77,343)	(12,558)
Net investment income (loss)	$(485,707)	$407,553	$4,738,940	$(100,475)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$7,803,124	$(110,201)	$199,082	$437,073
Realized gain distributions	239,987	26,941	300,883	-
Net realized gains (losses)	$8,043,111	$(83,260)	$499,965	$437,073

Net unrealized appreciation (depreciation) on investments:
End of year	$30,862,258	$(546,466)	$(5,400,569)	$2,028,590
Beginning of year	18,121,391	206,486	4,435,204	1,806,317
Change in unrealized appreciation (depreciation)	$12,740,867	$(752,952)	$(9,835,773)	$222,273

Realized and unrealized gains (losses)	$20,783,978	$(836,212)	$(9,335,808)	$659,346
Increase (Decrease) in net assets from operations	$20,298,271	$(428,659)	$(4,596,868)	$558,871

	GGR Sub-Account	GT2 Sub- Account	GTR Sub- Account	MFK Sub-Account

Income and Expenses:
Dividend income	$704,651	$577,646	$6,747,087	$8,184,747
Mortality and expense risk charges	(1,881,905)	(203,686)	(1,992,784)	(2,894,341)
Distribution and administrative expense charges	(225,829)	(24,442)	(239,134)	(347,321)
Net investment income (loss)	$(1,403,083)	$349,518	$4,515,169	$4,943,085

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(3,627,490)	$482,394	$4,029,585	$(1,022,090)
Realized gain distributions	-	898,422	9,958,276	-
Net realized gains (losses)	$(3,627,490)	$1,380,816	$13,987,861	$(1,022,090)

Net unrealized appreciation (depreciation) on investments:
End of year	$27,524,432	$1,618,873	$18,253,399	$(5,719,812)
Beginning of year	11,102,317	2,998,921	33,122,672	(2,271,659)
Change in unrealized appreciation (depreciation)	$16,422,115	$(1,380,048)	$(14,869,273)	$(3,448,153)

Realized and unrealized gains (losses)	$12,794,625	$768	$(881,412)	$(4,470,243)
Increase (Decrease) in net assets from operations	$11,391,542	$350,286	$3,633,757	$472,842

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	GSS Sub- Account	MFC Sub- Account	HYS Sub- Account	IG1 Sub- Account

Income and Expenses:
Dividend income	$17,885,215	$6,645,530	$19,927,054	$120,677
Mortality and expense risk charges	(4,749,559)	(1,326,825)	(2,985,661)	(232,244)
Distribution and administrative expense charges	(569,947)	(159,219)	(358,279)	(27,869)
Net investment income (loss)	$12,565,709	$5,159,486	$16,583,114	$(139,436)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(2,015,037)	$438,081	$(608,245)	$1,243,214
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(2,015,037)	$438,081	$(608,245)	$1,243,214

Net unrealized appreciation (depreciation) on investments:
End of year	$(12,909,479)	$(295,552)	$4,386,895	$6,166,302
Beginning of year	(5,700,201)	4,886,347	18,953,246	5,160,036
Change in unrealized appreciation (depreciation)	$(7,209,278)	$(5,181,899)	$(14,566,351)	$1,006,266

Realized and unrealized gains (losses)	$(9,224,315)	$(4,743,818)	$(15,174,596)	$2,249,480
Increase (Decrease) in net assets from operations	$3,341,394	$415,668	$1,408,518	$2,110,044

	IGS Sub-Account	MI1 Sub- Account	MII Sub- Account	MS1 Sub-Account

Income and Expenses:
Dividend income	$1,072,393	$76,896	$1,049,454	$8,446
Mortality and expense risk charges	(1,475,663)	(122,355)	(1,206,831)	(11,508)
Distribution and administrative expense charges	(177,080)	(14,683)	(144,820)	(1,381)
Net investment income (loss)	$(580,350)	$(60,142)	$(302,197)	$(4,443)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$4,193,256	$526,457	$3,587,588	$226,089
Realized gain distributions	-	160,163	1,855,195	-
Net realized gains (losses)	$4,193,256	$686,620	$5,442,783	$226,089

Net unrealized appreciation (depreciation) on investments:
End of year	$36,760,173	$2,346,862	$26,275,070	$-
Beginning of year	26,082,475	1,779,416	19,015,288	443,673
Change in unrealized appreciation (depreciation)	$10,677,698	$567,446	$7,259,782	$(443,673)

Realized and unrealized gains (losses)	$14,870,954	$1,254,066	$12,702,565	$(217,584)
Increase (Decrease) in net assets from operations	$14,290,604	$1,193,924	$12,400,368	$(222,027)

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	MSS Sub- Account	M1B Sub- Account	MIS Sub- Account	MFL Sub- Account

Income and Expenses:
Dividend income	$664,410	$210,925	$1,997,020	$1,150,961
Mortality and expense risk charges	(457,694)	(1,110,985)	(4,960,563)	(2,095,505)
Distribution and administrative expense charges	(54,923)	(133,318)	(595,268)	(251,461)
Net investment income (loss)	$151,793	$(1,033,378)	$(3,558,811)	$(1,196,005)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(77,745,349)	$906,367	$(52,016,751)	$1,694,726
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(77,745,349)	$906,367	$(52,016,751)	$1,694,726

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$10,701,286	$(61,260,139)	$20,212,625
Beginning of year	(68,056,289)	8,654,908	(125,871,549)	11,568,980
Change in unrealized appreciation (depreciation)	$68,056,289	$2,046,378	$64,611,410	$8,643,645

Realized and unrealized gains (losses)	$(9,689,060)	$2,952,745	$12,594,659	$10,338,371
Increase (Decrease) in net assets from operations	$(9,537,267)	$1,919,367	$9,035,848	$9,142,366

	MIT Sub- Account	MC1 Sub- Account	MCS Sub- Account	MCV Sub-Account

Income and Expenses:
Dividend income	$8,757,575	$-	$-	$-
Mortality and expense risk charges	(11,429,165)	(587,365)	(940,018)	(363,509)
Distribution and administrative expense charges	(1,371,500)	(70,484)	(112,802)	(43,621)
Net investment income (loss)	$(4,043,090)	$(657,849)	$(1,052,820)	$(407,130)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(49,530,970)	$1,461,744	$3,972,155	$1,016,956
Realized gain distributions	-	-	-	2,801,901
Net realized gains (losses)	$(49,530,970)	$1,461,744	$3,972,155	$3,818,857

Net unrealized appreciation (depreciation) on investments:
End of year	$(47,302,431)	$7,561,541	$11,674,220	$2,427,218
Beginning of year	(152,571,125)	8,013,801	14,145,504	4,466,583
Change in unrealized appreciation (depreciation)	$105,268,694	$(452,260)	$(2,471,284)	$(2,039,365)

Realized and unrealized gains (losses)	$55,737,724	$1,009,484	$1,500,871	$1,779,492
Increase (Decrease) in net assets from operations	$51,694,634	$351,635	$448,051	$1,372,362

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	MM1 Sub- Account	MMS Sub- Account	M1A Sub- Account	NWD Sub- Account

Income and Expenses:
Dividend income	$2,542,236	$5,613,577	$-	$-
Mortality and expense risk charges	(1,597,088)	(2,660,807)	(981,472)	(1,845,488)
Distribution and administrative expense charges	(191,651)	(319,297)	(117,776)	(221,459)
Net investment income (loss)	$753,497	$2,633,473	$(1,099,248)	$(2,066,947)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$-	$696,265	$(4,566,892)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$-	$-	$696,265	$(4,566,892)

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$-	$11,008,872	$16,299,584
Beginning of year			6,899,664	5,743,267
Change in unrealized appreciation (depreciation)	$-	$-	$4,109,208	$10,556,317

Realized and unrealized gains (losses)	$-	$-	$4,805,473	$5,989,425
Increase (Decrease) in net assets from operations	$753,497	$2,633,473	$3,706,225	$3,922,478

	RE1 Sub-Account	RES Sub- Account	RG1 Sub- Account	RGS Sub-Account

Income and Expenses:
Dividend income	$94,242	$2,173,742	$42,028	$537,331
Mortality and expense risk charges	(360,403)	(4,698,112)	(127,873)	(996,118)
Distribution and administrative expense charges	(43,248)	(563,773)	(15,345)	(119,534)
Net investment income (loss)	$(309,409)	$(3,088,143)	$(101,190)	$(578,321)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$886,042	$(46,532,878)	$288,429	$1,111,794
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$886,042	$(46,532,878)	$288,429	$1,111,794

Net unrealized appreciation (depreciation) on investments:
End of year	$4,815,085	$(27,404,271)	$2,225,922	$12,868,732
Beginning of year	3,854,339	(99,476,855)	1,977,344	9,625,111
Change in unrealized appreciation (depreciation)	$960,746	$72,072,584	$248,578	$3,243,621

Realized and unrealized gains (losses)	$1,846,788	$25,539,706	$537,007	$4,355,415
Increase (Decrease) in net assets from operations	$1,537,379	$22,451,563	$435,817	$3,777,094

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	RI1 Sub- Account	RIS Sub- Account	SG1 Sub- Account	SGS Sub- Account

Income and Expenses:
Dividend income	$403,851	$675,233	$44,668	$136,129
Mortality and expense risk charges	(1,076,997)	(1,117,771)	(607,205)	(516,393)
Distribution and administrative expense charges	(129,240)	(134,132)	(72,865)	(61,967)
Net investment income (loss)	$(802,386)	$(576,670)	$(635,402)	$(442,231)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$3,963,011	$3,057,266	$837,007	$(2,028,240)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$3,963,011	$3,057,266	$837,007	$(2,028,240)

Net unrealized appreciation (depreciation) on investments:
End of year	$18,490,200	$27,272,053	$3,636,930	$2,533,037
Beginning of year	11,290,174	17,584,781	4,006,822	318,173
Change in unrealized appreciation (depreciation)	$7,200,026	$9,687,272	$(369,892)	$2,214,864

Realized and unrealized gains (losses)	$11,163,037	$12,744,538	$467,115	$186,624
Increase (Decrease) in net assets from operations	$10,360,651	$12,167,868	$(168,287)	$(255,607)

	SI1 Sub-Account	SIS Sub- Account	SVS Sub- Account	TE1 Sub-Account

Income and Expenses:
Dividend income	$1,539,443	$4,364,946	$80,892	$-
Mortality and expense risk charges	(325,077)	(787,906)	(161,650)	(42,138)
Distribution and administrative expense charges	(39,009)	(94,549)	(19,398)	(5,057)
Net investment income (loss)	$1,175,357	$3,482,491	$(100,156)	$(47,195)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$254,576	$1,227,109	$341,349	$60,025
Realized gain distributions	208,849	569,315	1,103,977	-
Net realized gains (losses)	$463,425	$1,796,424	$1,445,326	$60,025

Net unrealized appreciation (depreciation) on investments:
End of year	$130,239	$879,917	$574,518	$489,246
Beginning of year	1,778,421	5,922,117	2,198,316	385,797
Change in unrealized appreciation (depreciation)	$(1,648,182)	$(5,042,200)	$(1,623,798)	$103,449

Realized and unrealized gains (losses)	$(1,184,757)	$(3,245,776)	$(178,472)	$163,474
Increase (Decrease) in net assets from operations	$(9,400)	$236,715	$(278,628)	$116,279

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	TEC Sub- Account	MFJ Sub- Account	TRS Sub- Account	MFE Sub- Account

Income and Expenses:
Dividend income	$-	$12,449,252	$34,966,202	$228,558
Mortality and expense risk charges	(254,083)	(8,107,708)	(16,426,185)	(429,729)
Distribution and administrative expense charges	(30,490)	(972,925)	(1,971,142)	(51,568)
Net investment income (loss)	$(284,573)	$3,368,619	$16,568,875	$(252,739)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$(746,760)	$5,490,612	$(3,515,146)	$1,721,587
Realized gain distributions	-	12,778,940	33,639,928	-
Net realized gains (losses)	$(746,760)	$18,269,552	$30,124,782	$1,721,587

Net unrealized appreciation (depreciation) on investments:
End of year	$1,694,508	$28,266,674	$85,467,353	$9,372,377
Beginning of year	79,297	42,544,683	112,445,560	6,595,668
Change in unrealized appreciation (depreciation)	$1,615,211	$(14,278,009)	$(26,978,207)	$2,776,709

Realized and unrealized gains (losses)	$868,451	$3,991,543	$3,146,575	$4,498,296
Increase (Decrease) in net assets from operations	$583,878	$7,360,162	$19,715,450	$4,245,557

	UTS Sub-Account	MV1 Sub- Account	MVS Sub- Account	NMT Sub-Account (e)

Income and Expenses:
Dividend income	$2,896,609	$1,432,866	$4,522,386	$-
Mortality and expense risk charges	(3,714,272)	(1,766,958)	(4,145,355)	(4)
Distribution and administrative expense charges	(445,713)	(212,035)	(497,443)	(1)
Net investment income (loss)	$(1,263,376)	$(546,127)	$(120,412)	$(5)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(3,823,076)	$3,591,472	$10,526,546	$(1)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(3,823,076)	$3,591,472	$10,526,546	$(1)

Net unrealized appreciation (depreciation) on investments:
End of year	$48,334,173	$23,123,045	$65,162,375	$(24)
Beginning of year	574,008	20,651,121	59,751,066	-
Change in unrealized appreciation (depreciation)	$47,760,165	$2,471,924	$5,411,309	$(24)

Realized and unrealized gains (losses)	$43,937,089	$6,063,396	$15,937,855	$(25)
Increase (Decrease) in net assets from operations	$42,673,713	$5,517,269	$15,817,443	$(30)

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	NNG Sub- Account (e)	NMI Sub- Account (e)	OCA Sub- Account	OGG Sub- Account

Income and Expenses:
Dividend income	$-	$5	$223,780	$56,476
Mortality and expense risk charges	(247)	(45)	(522,102)	(136,403)
Distribution and administrative expense charges	(30)	(5)	(62,652)	(16,368)
Net investment income (loss)	$(277)	$(45)	$(360,974)	$(96,295)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$194	$2	$621,806	$141,076
Realized gain distributions	-	116	-	-
Net realized gains (losses)	$194	$118	$621,806	$141,076

Net unrealized appreciation (depreciation) on investments:
End of year	$2,498	$1,266	$3,574,570	$1,895,566
Beginning of year	-	-	2,837,374	745,676
Change in unrealized appreciation (depreciation)	$2,498	$1,266	$737,196	$1,149,890

Realized and unrealized gains (losses)	$2,692	$1,384	$1,359,002	$1,290,966
Increase (Decrease) in net assets from operations	$2,415	$1,339	$998,028	$1,194,671

	OMG Sub-Account	OMS Sub- Account	PMB Sub- Account	PLD Sub-Account

Income and Expenses:
Dividend income	$1,583,270	$-	$161,839	$5,007,872
Mortality and expense risk charges	(2,810,799)	(144,781)	(51,250)	(2,816,324)
Distribution and administrative expense charges	(337,296)	(17,374)	(6,150)	(337,959)
Net investment income (loss)	$(1,564,825)	$(162,155)	$104,439	$1,853,589

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$997,053	$455,251	$17,559	$(143,527)
Realized gain distributions	-	217,929	86,615	607,623
Net realized gains (losses)	$997,053	$673,180	$104,174	$464,096

Net unrealized appreciation (depreciation) on investments:
End of year	$18,007,029	$1,592,041	$127,936	$(3,557,156)
Beginning of year	8,055,748	1,356,216	28,734	(99,763)
Change in unrealized appreciation (depreciation)	$9,951,281	$235,825	$99,202	$(3,457,393)

Realized and unrealized gains (losses)	$10,948,334	$909,005	$203,376	$(2,993,297)
Increase (Decrease) in net assets from operations	$9,383,509	$746,850	$307,815	$(1,139,708)

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	PRR Sub- Account	PTR Sub- Account	PRA Sub- Account (f)	PCR Sub- Account (f)

Income and Expenses:
Dividend income	$841,700	$1,868,286	$3,045	$4,489
Mortality and expense risk charges	(485,538)	(899,634)	(187)	(583)
Distribution and administrative expense charges	(58,265)	(107,956)	-	-
Net investment income (loss)	$297,897	$860,696	$2,858	$3,906

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$168,961	$95,490	$1	$1,373
Realized gain distributions	359,432	907,559	469	302
Net realized gains (losses)	$528,393	$1,003,049	$470	$1,675

Net unrealized appreciation (depreciation) on investments:
End of year	$(193,830)	$(1,132,716)	$(1,694)	$(3,466)
Beginning of year	559,598	474,085	-	-
Change in unrealized appreciation (depreciation)	$(753,428)	$(1,606,801)	$(1,694)	$(3,466)

Realized and unrealized gains (losses)	$(225,035)	$(603,752)	$(1,224)	$(1,791)
Increase (Decrease) in net assets from operations	$72,862	$256,944	$1,634	$2,115

	SSA Sub- Account	1GB Sub- Account	SRE Sub- Account	SC3 Sub-Account

Income and Expenses:
Dividend income	$-	$92,975	$448,867	$287,811
Mortality and expense risk charges	(21,781)	(33,577)	(525,663)	(298,687)
Distribution and administrative expense charges	(2,614)	(4,029)	(63,080)	(35,842)
Net investment income (loss)	$(24,395)	$55,369	$(139,876)	$(46,718)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(12,748)	$(10,291)	$772,661	$1,086,835
Realized gain distributions	229,553	25,196	2,919,121	1,548,484
Net realized gains (losses)	$216,805	$14,905	$3,691,782	$2,635,319

Net unrealized appreciation (depreciation) on investments:
End of year	$(203,337)	$(65,362)	$3,334,308	$3,114,916
Beginning of year	22,403	9,833	3,489,553	4,351,180
Change in unrealized appreciation (depreciation)	$(225,740)	$(75,195)	$(155,245)	$(1,236,264)

Realized and unrealized gains (losses)	$(8,935)	$(60,290)	$3,536,537	$1,399,055
Increase (Decrease) in net assets from operations	$(33,330)	$(4,921)	$3,396,661	$1,352,337

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

CMM Sub- Account (e)

Income and Expenses:
Dividend income	$6,138
Mortality and expense risk charges	(3,135)
Distribution and administrative expense charges	(376)
Net investment income (loss)	$2,627

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-
Realized gain distributions	-
Net realized gains (losses)	$-

Net unrealized appreciation (depreciation) on investments:
End of year	$-
Beginning of year	-
Change in unrealized appreciation (depreciation)	$-

Realized and unrealized gains (losses)	$-
Increase (Decrease) in net assets from operations	$2,627

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	F10		F15		F20		FMS		TDM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005 (f)	2004	2005 (f)	2004	2005 (f)	2004	2005	2004	2005 (f)	2004
Operations:
Net investment income (loss)	$1,041	$-	$896	$-	$346	$-	$(188,502)	$(115,519)	$(1,130)	$-
Net realized gains (losses)	-	-	1	-	-	-	498,615	216,113	1,823	-
Net unrealized gains (losses)	(1,579)	-	(1,714)	-	(457)	-	1,533,819	1,181,607	29,558	-
Increase (Decrease) in net assets from operations	$(538)	$-	$(817)	$-	$(111)	$-	$1,843,932	$1,282,201	$30,251	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$244,101	$-	$189,687	$-	$66,245	$-	$8,295,868	$7,752,604	$611,398	$-
Net transfers between Sub-Accounts and Fixed Account	-	-	79,831	-	41,878	-	3,315,012	1,265,879	338,537	-
Withdrawals, surrenders, annuitizations and contract charges	-	-	(157)	-	(69)	-	(1,252,638)	(630,766)	(55,349)	-
Net accumulation activity	$244,101	$-	$269,361	$-	$108,054	$-	$10,358,242	$8,387,717	$894,586	$-

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	(1,990)	(1,858)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	(285)	(270)	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$(2,275)	$(2,128)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$244,101	$-	$269,361	$-	$108,054	$-	$10,355,967	$8,385,589	$894,586	$-

Increase (Decrease) in net assets	$243,563	$-	$268,544	$-	$107,943	$-	$12,199,899	$9,667,790	$924,837	$-

Net Assets:
Beginning of year	$-	$-	$-	$-	$-	$-	$15,778,515	$6,110,725	$-	$-
End of year	$243,563	$-	$268,544	$-	$107,943	$-	$27,978,414	$15,778,515	$924,837	$-

Unit Transactions:
Beginning of year	-	-	-		-	-	1,146,446	489,937		-
Purchased	23,605	-	18,168	-	6,339	-	597,636	613,216	56,369	-
Transferred between Sub-Accounts and Fixed Accumulation Account	-	-	7,705	-	4,021	-	235,512	97,045	31,280	-
Withdrawn, surrendered and Annuitized	-	-	(15)	-	(7)	-	(92,687)	(53,752)	(5,097)	-
End of year	23,605	-	25,858	-	10,353	-	1,886,907	1,146,446	82,552	-

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	FTG		FT1		FVS		CSC		WTF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (d)	2005	2004	2005	2004	2005 (e)	2004	2005 (e)	2004
Operations:
Net investment income (loss)	$(41,008)	$(6,937)	$(1,223,843)	$(595,614)	$(163,221)	$(148,402)	$(40)	$-	$(2,544)	$-
Net realized gains (losses)	92,256	(13,169)	3,452,096	537,333	888,015	478,861	2	-	1,586	-
Net unrealized gains (losses)	361,211	227,629	14,258,164	13,612,860	269,153	1,618,705	20	-	33,477	-
Increase (Decrease) in net assets from operations	$412,459	$207,523	$16,486,417	$13,554,579	$993,947	$1,949,164	$(18)	$-	$32,519	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,090,080	$2,066,842	$94,552,775	$82,454,179	$4,710,851	$4,118,798	$6,218	$-	$339,956	$-
Net transfers between Sub-Accounts and Fixed Account	1,392,994	638,998	14,124,276	5,968,980	740,975	1,979,716	-	-	51,964	-
Withdrawals, surrenders, annuitizations and contract charges	(257,037)	(90,511)	(8,651,998)	(3,411,699)	(719,383)	(611,300)	-	-	(5,995)
Net accumulation activity	$5,226,037	$2,615,329	$100,025,053	$85,011,460	$4,732,443	$5,487,214	$6,218	$-	$385,925	$-

Annuitization Activity:
Annuitizations	$-	$-	$34,094	$25,547	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(8,629)	(2,164)	(2,165)	(1,908)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,204)	(213)	(297)	(300)	-	-	-	-
Net annuitization activity	$-	$-	$24,261	$23,170	$(2,462)	$(2,208)	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$5,226,037	$2,615,329	$100,049,314	$85,034,630	$4,729,981	$5,485,006	$6,218	$-	$385,925	$-

Increase (Decrease) in net assets	$5,638,496	$2,822,852	$116,535,731	$98,589,209	$5,723,928	$7,434,170	$6,200	$-	$418,444	$-

Net Assets:
Beginning of year	$2,822,852	$-	$120,369,576	$21,780,367	$12,898,583	$5,464,413	$-	$-	$-	$-
End of year	$8,461,348	$2,822,852	$236,905,307	$120,369,576	$18,622,511	$12,898,583	$6,200	$-	$418,444	$-

Unit Transactions:
Beginning of year	185,270	-	8,240,520	1,734,535	784,791	403,105	-	-	-	-
Purchased	261,472	147,480	6,468,289	6,407,116	284,849	287,770	583	-	32,287	-
Transferred between Sub-Accounts and Fixed Accumulation Account	91,227	44,203	943,675	454,736	39,422	136,422	-	-	4,752	-
Withdrawn, surrendered and Annuitized	(19,947)	(6,413)	(631,192)	(355,867)	(44,038)	(42,506)	-	-	(701)	-
End of year	518,022	185,270	15,021,292	8,240,520	1,065,024	784,791	583	-	36,338	-

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	USC		LAV		LA1		LA9		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Year Ended	Year Ended	Period Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005 (e)	2004	2005	2004 (d)	2005	2004	2005	2004 (d)	2005	2004
Operations:
Net investment income (loss)	$(10)	$-	$(85,593)	$(21,091)	$(904,299)	$(479,330)	$(375,765)	$(105,128)	$(471,523)	$(280,225)
Net realized gains (losses)	(8)	-	126,621	12,691	15,881,514	1,554,227	501,010	(9,833)	6,143,075	907,689
Net unrealized gains (losses)	19	-	381,290	395,768	(11,217,586)	10,146,635	897,097	1,300,552	(3,249,341)	4,546,870
Increase (Decrease) in net assets from operations	$1	$-	$422,318	$387,368	$3,759,629	$11,221,532	$1,022,342	$1,185,591	$2,422,211	$5,174,334

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$3,181	$-	$3,580,006	$2,989,712	$63,348,297	$85,121,547	$13,940,799	$10,727,145	$16,628,312	$26,550,632
Net transfers between Sub-Accounts and Fixed Account	4,553	-	741,809	867,326	(18,043,881)	8,489,923	3,159,484	1,697,219	(12,208,420)	4,320,114
Withdrawals, surrenders, annuitizations and contract charges	-	-	(476,755)	(181,383)	(8,033,358)	(4,992,764)	(837,860)	(181,547)	(1,887,985)	(1,107,810)
Net accumulation activity	$7,734	$-	$3,845,060	$3,675,655	$37,271,058	$88,618,706	$16,262,423	$12,242,817	$2,531,907	$29,762,936

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$29,764	$106,117	$3,485	$478	$7,205	$8,547
Annuity payments and contract charges	-	-	-	-	(12,131)	(2,512)	(688)	(36)	(4,565)	(2,234)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(2,347)	544	(50)	(3)	(535)	(256)
Net annuitization activity	$-	$-	$-	$-	$15,286	$104,149	$2,747	$439	$2,105	$6,057
Increase (Decrease) in net assets from contract owner transactions	$7,734	$-	$3,845,060	$3,675,655	$37,286,344	$88,722,855	$16,265,170	$12,243,256	$2,534,012	$29,768,993

Increase (Decrease) in net assets	$7,735	$-	$4,267,378	$4,063,023	$41,045,973	$99,944,387	$17,287,512	$13,428,847	$4,956,223	$34,943,327

Net Assets:
Beginning of year	$-	$-	$4,063,023	$-	$133,211,678	$33,267,291	$13,428,847	$-	$40,628,899	$5,685,572
End of year	$7,735	$-	$8,330,401	$4,063,023	$174,257,651	$133,211,678	$30,716,359	$13,428,847	$45,585,122	$40,628,899

Unit Transactions:
Beginning of year	-	-	344,432	-	8,986,821	2,488,679	1,203,674	-	2,592,930	437,574
Purchased	283	-	308,999	281,264	4,375,897	6,368,915	1,273,976	1,072,772	1,064,983	1,951,989
Transferred between Sub-Accounts and Fixed Accumulation Account	416	-	62,863	81,329	(1,210,470)	597,587	285,478	166,816	(786,503)	308,834
Withdrawn, surrendered and Annuitized	-	-	(43,234)	(18,161)	(588,574)	(468,360)	(87,869)	(35,914)	(127,823)	(105,467)
End of year	699	-	673,060	344,432	11,563,674	8,986,821	2,675,259	1,203,674	2,743,587	2,592,930

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MF7		BDS		MFD		CAS		CO1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$3,136,240	$2,996,785	$7,116,061	$8,312,976	$(376,850)	$(473,624)	$(4,290,701)	$(7,651,506)	$(129,838)	$(191,549)
Net realized gains (losses)	1,243,423	1,707,482	3,764,523	7,049,225	265,650	(205,651)	(78,660,688)	(165,666,238)	149,765	6,214
Net unrealized gains (losses)	(4,437,725)	(1,842,212)	(10,425,182)	(7,587,830)	(46,730)	3,397,839	85,325,353	223,639,150	(98,824)	1,773,528
Increase (Decrease) in net assets from operations	$(58,062)	$2,862,055	$455,402	$7,774,371	$(157,930)	$2,718,564	$2,373,964	$50,321,406	$(78,897)	$1,588,193

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$5,898,613	$14,481,293	$1,640,530	$1,557,179	$358,600	$576,504	$4,595,663	$4,179,630	$732,303	$1,760,316
Net transfers between Sub-Accounts and Fixed Account	2,642,761	(3,853,406)	6,111,732	(13,148,422)	2,271,952	2,412,547	78,736,198	(10,118,032)	(1,257,138)	(436,826)
Withdrawals, surrenders, annuitizations and contract charges	(6,276,972)	(6,439,449)	(28,462,559)	(31,376,197)	(2,901,582)	(2,776,581)	(101,849,234)	(91,167,827)	(1,083,644)	(1,270,623)
Net accumulation activity	$2,264,402	$4,188,438	$(20,710,297)	$(42,967,440)	$(271,030)	$212,470	$(18,517,373)	$(97,106,229)	$(1,608,479)	$52,867

Annuitization Activity:
Annuitizations	$-	$-	$-	$34,585	$-	$-	$419,455	$105,201	$-	$-
Annuity payments and contract charges	(1,785)	(1,744)	(62,907)	(89,607)	(1,863)	(4,070)	(491,722)	(541,413)	(6,723)	(6,541)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(156)	(194)	169,503	1,350	(197)	(1,001)	(40,534)	(83,649)	(612)	(838)
Net annuitization activity	$(1,941)	$(1,938)	$106,596	$(53,672)	$(2,060)	$(5,071)	$(112,801)	$(519,861)	$(7,335)	$(7,379)
Increase (Decrease) in net assets from contract owner transactions	$2,262,461	$4,186,500	$(20,603,701)	$(43,021,112)	$(273,090)	$207,399	$(18,630,174)	$(97,626,090)	$(1,615,814)	$45,488

Increase (Decrease) in net assets	$2,204,399	$7,048,555	$(20,148,299)	$(35,246,741)	$(431,020)	$2,925,963	$(16,256,210)	$(47,304,684)	$(1,694,711)	$1,633,681

Net Assets:
Beginning of year	$72,842,791	$65,794,236	$161,562,164	$196,808,905	$32,971,898	$30,045,935	$564,955,111	$612,259,795	$16,686,864	$15,053,183
End of year	$75,047,190	$72,842,791	$141,413,865	$161,562,164	$32,540,878	$32,971,898	$548,698,901	$564,955,111	$14,992,153	$16,686,864

Unit Transactions:
Beginning of year	6,078,648	5,706,413	11,381,676	14,515,463	3,522,979	3,536,749	41,868,827	47,654,629	1,675,705	1,740,370
Purchased	497,139	1,279,840	112,475	114,441	37,483	51,523	355,788	360,391	57,107	137,008
Transferred between Sub-Accounts and Fixed Accumulation Account	224,489	(344,845)	404,556	(1,018,109)	277,473	256,549	6,072,375	(126,314)	(133,405)	(58,994)
Withdrawn, surrendered and Annuitized	(530,265)	(562,760)	(1,973,302)	(2,230,119)	(319,718)	(321,842)	(6,668,470)	(6,019,879)	(116,033)	(142,679)
End of year	6,270,011	6,078,648	9,925,405	11,381,676	3,518,217	3,522,979	41,628,520	41,868,827	1,483,374	1,675,705

See notes to financial statements.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	COS		MFF		EGS		EM1		EME
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,051,656)	$(2,376,246)	$(274,326)	$(252,656)	$(4,680,774)	$(5,388,701)	$(79,153)	$(39,391)	$(485,707)	$(200,763)
Net realized gains (losses)	(37,726,309)	(46,955,978)	308,993	19,709	(90,895,883)	(100,774,380)	761,334	623,182	8,043,111	3,653,013
Net unrealized gains (losses)	37,922,114	74,914,585	1,211,117	2,044,862	117,240,832	146,349,457	1,681,975	683,613	12,740,867	7,939,892
Increase (Decrease) in net assets from operations	$(855,851)	$25,582,361	$1,245,784	$1,811,915	$21,664,175	$40,186,376	$2,364,156	$1,267,404	$20,298,271	$11,392,142

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,399,239	$2,205,376	$816,801	$2,066,059	$2,961,834	$3,115,872	$480,067	$105,775	$284,219	$532,851
Net transfers between Sub-Accounts and Fixed Account	(17,692,371)	(13,087,584)	(406,758)	1,072,544	(26,080,867)	(15,805,939)	1,833,337	546,069	14,209,394	6,290,091
Withdrawals, surrenders, annuitizations and contract charges	(35,142,490)	(35,085,011)	(1,442,541)	(1,161,319)	(58,185,524)	(59,409,865)	(625,877)	(601,684)	(10,511,540)	(7,306,305)
Net accumulation activity	$(50,435,622)	$(45,967,219)	$(1,032,498)	$1,977,284	$(81,304,557)	$(72,099,932)	$1,687,527	$50,160	$3,982,073	$(483,363)

Annuitization Activity:
Annuitizations	$9,372	$12,431	$-	$-	$87,768	$37,732	$-	$-	$7,876	$-
Annuity payments and contract charges	(62,048)	(101,413)	-	(904)	(161,097)	(246,672)	-	-	(24,718)	(32,905)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(11,834)	(16,242)	364	(307)	68,837	(39,518)	-	-	(32,086)	(17,320)
Net annuitization activity	$(64,510)	$(105,224)	$364	$(1,211)	$(4,492)	$(248,458)	$-	$-	$(48,928)	$(50,225)
Increase (Decrease) in net assets from contract owner transactions	$(50,500,132)	$(46,072,443)	$(1,032,134)	$1,976,073	$(81,309,049)	$(72,348,390)	$1,687,527	$50,160	$3,933,145	$(533,588)

Increase (Decrease) in net assets	$(51,355,983)	$(20,490,082)	$213,650	$3,787,988	$(59,644,874)	$(32,162,014)	$4,051,683	$1,317,564	$24,231,416	$10,858,554

Net Assets:
Beginning of year	$245,462,968	$265,953,050	$18,305,802	$14,517,814	$375,214,309	$407,376,323	$6,301,071	$4,983,507	$57,029,517	$46,170,963
End of year	$194,106,985	$245,462,968	$18,519,452	$18,305,802	$315,569,435	$375,214,309	$10,352,754	$6,301,071	$81,260,933	$57,029,517

Unit Transactions:
Beginning of year	26,220,995	31,162,190	1,863,783	1,705,653	37,868,174	44,118,674	340,870	336,533	3,707,620	3,765,936
Purchased	313,249	267,119	64,874	165,073	398,555	377,403	37,143	7,196	13,816	40,463
Transferred between Sub-Accounts and Fixed Accumulation Account	(2,013,497)	(1,692,883)	(35,910)	120,554	(2,730,091)	(1,408,509)	93,800	34,626	786,970	458,009
Withdrawn, surrendered and Annuitized	(3,390,079)	(3,515,431)	(145,744)	(127,497)	(4,902,734)	(5,219,394)	(30,156)	(37,485)	(585,171)	(556,788)
End of year	21,130,668	26,220,995	1,747,003	1,863,783	30,633,904	37,868,174	441,657	340,870	3,923,235	3,707,620

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GG1		GGS		GG2		GGR		GT2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$407,553	$531,725	$4,738,940	$6,342,553	$(100,475)	$(93,132)	$(1,403,083)	$(1,535,251)	$349,518	$102,576
Net realized gains (losses)	(83,260)	81,264	499,965	1,794,247	437,073	197,035	(3,627,490)	(28,027,686)	1,380,816	282,715
Net unrealized gains (losses)	(752,952)	(255,343)	(9,835,773)	(3,749,943)	222,273	799,765	16,422,115	50,415,650	(1,380,048)	1,445,102
Increase (Decrease) in net assets from operations	$(428,659)	$357,646	$(4,596,868)	$4,386,857	$558,871	$903,668	$11,391,542	$20,852,713	$350,286	$1,830,393

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$81,495	$80,546	$389,913	$277,843	$85,123	$341,983	$912,531	$1,142,741	$974,030	$310,222

Net transfers between Sub-Accounts and Fixed Account	208,862	(609,441)	848,113	(574,741)	(144,759)	487,074	(5,293,714)	(2,128,845)	2,400,700	1,550,350

Withdrawals, surrenders, annuitizations and contract charges	(447,370)	(355,915)	(9,303,652)	(9,314,460)	(698,965)	(768,686)	(26,234,722)	(30,248,355)	(1,389,697)	(827,388)
Net accumulation activity	$(157,013)	$(884,810)	$(8,065,626)	$(9,611,358)	$(758,601)	$60,371	$(30,615,905)	$(31,234,459)	$1,985,033	$1,033,184

Annuitization Activity:
Annuitizations	$-	$-	$111,898	$1,469	$-	$-	$-	$44,978	$-	$-

Annuity payments and contract charges	(1,902)	(1,882)	(36,669)	(52,518)	(1,895)	(1,758)	(95,928)	(139,373)	(1,970)	(1,822)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(111)	(233)	2,622	(2,347)	(272)	(265)	396	(26,742)	(218)	(244)
Net annuitization activity	$(2,013)	$(2,115)	$77,851	$(53,396)	$(2,167)	$(2,023)	$(95,532)	$(121,137)	$(2,188)	$(2,066)
Increase (Decrease) in net assets from contract owner transactions	$(159,026)	$(886,925)	$(7,987,775)	$(9,664,754)	$(760,768)	$58,348	$(30,711,437)	$(31,355,596)	$1,982,845	$1,031,118

Increase (Decrease) in net assets	$(587,685)	$(529,279)	$(12,584,643)	$(5,277,897)	$(201,897)	$962,016	$(19,319,895)	$(10,502,883)	$2,333,131	$2,861,511

Net Assets:
Beginning of year	$4,820,154	$5,349,433	$56,460,907	$61,738,804	$7,740,130	$6,778,114	$165,248,378	$175,751,261	$14,165,553	$11,304,042
End of year	$4,232,469	$4,820,154	$43,876,264	$56,460,907	$7,538,233	$7,740,130	$145,928,483	$165,248,378	$16,498,684	$14,165,553

Unit Transactions:
Beginning of year	340,389	408,658	3,280,149	3,854,620	614,351	615,859	9,885,010	11,683,281	1,049,400	965,835
Purchased	5,907	5,691	20,411	19,287	6,426	27,022	54,583	89,520	71,697	25,095
Transferred between Sub-Accounts and Fixed Accumulation Account	14,937	(46,854)	58,577	(40,908)	(9,898)	37,684	(357,428)	(145,802)	179,527	124,124
Withdrawn, surrendered and Annuitized	(33,383)	(27,106)	(549,483)	(552,850)	(57,900)	(66,214)	(1,360,473)	(1,741,989)	(104,820)	(65,654)
End of year	327,850	340,389	2,809,654	3,280,149	552,979	614,351	8,221,692	9,885,010	1,195,804	1,049,400
See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	GTR		MFK		GSS		MFC		HYS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$4,515,169	$1,639,045	$4,943,085	$5,311,418	$12,565,709	$19,078,939	$5,159,486	$3,821,490	$16,583,114	$17,453,196
Net realized gains (losses)	13,987,861	1,416,394	(1,022,090)	(586,530)	(2,015,037)	1,545,702	438,081	1,891,470	(608,245)	(5,872,320)
Net unrealized gains (losses)	(14,869,273)	18,711,648	(3,448,153)	(1,927,077)	(7,209,278)	(10,575,466)	(5,181,899)	(464,627)	(14,566,351)	8,588,522
Increase (Decrease) in net assets from operations	$3,633,757	$21,767,087	$472,842	$2,797,811	$3,341,394	$10,049,175	$415,668	$5,248,333	$1,408,518	$20,169,398

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,414,997	$1,045,992	$43,461,194	$53,907,297	$4,675,176	$3,471,222	$15,071,601	$21,500,341	$1,877,206	$1,939,363
Net transfers between Sub-Accounts and Fixed Account	18,721,768	13,211,569	10,741,708	(5,035,329)	(368,890)	(46,255,772)	(2,294,866)	(7,931,647)	(10,914,620)	(8,688,779)
Withdrawals, surrenders, annuitizations and contract charges	(28,086,144)	(26,772,989)	(18,447,788)	(14,684,600)	(70,344,240)	(82,006,716)	(10,086,647)	(8,063,717)	(45,388,131)	(48,396,346)
Net accumulation activity	$(7,949,379)	$(12,515,428)	$35,755,114	$34,187,368	$(66,037,954)	$(124,791,266)	$2,690,088	$5,504,977	$(54,425,545)	$(55,145,762)

Annuitization Activity:
Annuitizations	$180,341	$-	$15,734	$197,978	$84,194	$73,126	$3,861	$63,191	$177,130	$31,656

Annuity payments and contract charges	(149,588)	(150,141)	(17,362)	(6,823)	(286,165)	(414,074)	(7,273)	(3,910)	(133,203)	(171,070)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	36,634	(33,290)	(3,811)	1,008	207,911	(7,733)	(1,482)	49	(24,135)	(40,872)
Net annuitization activity	$67,387	$(183,431)	$(5,439)	$192,163	$5,940	$(348,681)	$(4,894)	$59,330	$19,792	$(180,286)
Increase (Decrease) in net assets from contract owner transactions	$(7,881,992)	$(12,698,859)	$35,749,675	$34,379,531	$(66,032,014)	$(125,139,947)	$2,685,194	$5,564,307	$(54,405,753)	$(55,326,048)

Increase (Decrease) in net assets	$(4,248,235)	$9,068,228	$36,222,517	$37,177,342	$(62,690,620)	$(115,090,772)	$3,100,862	$10,812,640	$(52,997,235)	$(35,156,650)

Net Assets:
Beginning of year	$160,297,490	$151,229,262	$169,069,438	$131,892,096	$406,733,201	$521,823,973	$92,066,666	$81,254,026	$267,795,978	$302,952,628
End of year	$156,049,255	$160,297,490	$205,291,955	$169,069,438	$344,042,581	$406,733,201	$95,167,528	$92,066,666	$214,798,743	$267,795,978

Unit Transactions:
Beginning of year	8,363,603	8,836,494	15,785,190	12,383,782	26,991,543	35,262,145	7,034,638	6,699,213	17,473,238	21,115,563
Purchased	78,262	68,033	4,185,925	5,289,019	310,904	240,825	1,148,789	1,727,571	120,125	140,559
Transferred between Sub-Accounts and Fixed Accumulation Account	1,133,661	846,174	1,042,444	(462,085)	20,383	(3,243,824)	(167,745)	(744,562)	(690,416)	(726,598)
Withdrawn, surrendered and Annuitized	(1,374,065)	(1,387,098)	(1,757,698)	(1,425,526)	(4,473,118)	(5,267,603)	(787,782)	(647,584)	(2,808,164)	(3,056,286)
End of year	8,201,461	8,363,603	19,255,861	15,785,190	22,849,712	26,991,543	7,227,900	7,034,638	14,094,783	17,473,238

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	IG1		IGS		MI1		MII		MS1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(139,436)	$(177,660)	$(580,350)	$(958,161)	$(60,142)	$(48,186)	$(302,197)	$(455,787)	$(4,443)	$(43,734)
Net realized gains (losses)	1,243,214	715,708	4,193,256	(141,492)	686,620	460,587	5,442,783	325,828	226,089	(2,317)
Net unrealized gains (losses)	1,006,266	1,975,536	10,677,698	18,815,282	567,446	866,445	7,259,782	16,362,040	(443,673)	178,933
Increase (Decrease) in net assets from operations	$2,110,044	$2,513,584	$14,290,604	$17,715,629	$1,193,924	$1,278,846	$12,400,368	$16,232,081	$(222,027)	$132,882

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$295,725	$455,050	$716,020	$1,483,705	$219,342	$124,724	$778,821	$518,508	$24,982	$80,085
Net transfers between Sub-Accounts and Fixed Account	(114,486)	1,513,874	806,816	7,903,769	3,293,495	1,990,625	24,618,251	18,525,146	(2,578,076)	85,835
Withdrawals, surrenders, annuitizations and contract charges	(1,611,402)	(1,962,055)	(15,624,729)	(14,525,761)	(518,923)	(1,280,420)	(14,876,076)	(11,810,440)	(151,883)	(234,964)
Net accumulation activity	$(1,430,163)	$6,869	$(14,101,893)	$(5,138,287)	$2,993,914	$834,929	$10,520,996	$7,233,214	$(2,704,977)	$(69,044)

Annuitization Activity:
Annuitizations	$-	$-	$10,297	$-	$-	$-	$-	$6,399	$-	$-
Annuity payments and contract charges	-	(1,288)	(24,069)	(28,452)	-	-	(23,404)	(27,301)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(81)	(475)	(5,406)	(13,037)	-	-	14,392	(18,317)	-	-
Net annuitization activity	$(81)	$(1,763)	$(19,178)	$(41,489)	$-	$-	$(9,012)	$(39,219)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$(1,430,244)	$5,106	$(14,121,071)	$(5,179,776)	$2,993,914	$834,929	$10,511,984	$7,193,995	$(2,704,977)	$(69,044)

Increase (Decrease) in net assets	$679,800	$2,518,690	$169,533	$12,535,853	$4,187,838	$2,113,775	$22,912,352	$23,426,076	$(2,927,004)	$63,838

Net Assets:
Beginning of year	$17,567,913	$15,049,223	$119,165,042	$106,629,189	$6,685,849	$4,572,074	$82,150,477	$58,724,401	$2,927,004	$2,863,166
End of year	$18,247,713	$17,567,913	$119,334,575	$119,165,042	$10,873,687	$6,685,849	$105,062,829	$82,150,477	$-	$2,927,004

Unit Transactions:
Beginning of year	1,328,474	1,333,889	9,969,224	10,442,087	464,476	399,293	5,206,659	4,579,850	319,540	328,461
Purchased	21,208	36,815	55,567	137,245	13,590	9,215	46,241	37,830	2,842	9,099
Transferred between Sub-Accounts and Fixed Accumulation Account	(9,706)	128,073	65,086	715,755	218,018	162,629	1,586,799	1,368,743	(304,814)	9,019
Withdrawn, surrendered and Annuitized	(118,078)	(170,303)	(1,249,348)	(1,325,863)	(34,195)	(106,661)	(855,242)	(779,764)	(17,568)	(27,039)
End of year	1,221,898	1,328,474	8,840,529	9,969,224	661,889	464,476	5,984,457	5,206,659	-	319,540

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MSS		M1B		MIS		MFL		MIT
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$151,793	$(1,828,981)	$(1,033,378)	$(1,134,440)	$(3,558,811)	$(6,009,977)	$(1,196,005)	$(502,504)	$(4,043,090)	$(3,897,987)
Net realized gains (losses)	(77,745,349)	(45,397,518)	906,367	(52,751)	(52,016,751)	(63,483,654)	1,694,726	(56,806)	(49,530,970)	(71,452,034)
Net unrealized gains (losses)	68,056,289	53,405,003	2,046,378	6,285,095	64,611,410	101,559,961	8,643,645	7,290,563	105,268,694	170,677,886
Increase (Decrease) in net assets from operations	$(9,537,267)	$6,178,504	$1,919,367	$5,097,904	$9,035,848	$32,066,330	$9,142,366	$6,731,253	$51,694,634	$95,327,865

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$679,218	$1,206,380	$6,618,077	$13,376,230	$2,961,399	$3,941,067	$48,524,695	$3,601,180	$7,191,804	$7,187,416
Net transfers between Sub-Accounts and Fixed Account	(114,412,010)	(5,445,466)	(176,125)	1,734,717	(25,634,138)	(14,435,588)	62,520,334	2,622,170	(32,262,023)	(21,218,188)
Withdrawals, surrenders, annuitizations and contract charges	(6,177,608)	(21,409,603)	(5,407,268)	(6,451,654)	(52,665,488)	(54,179,493)	(10,225,205)	(7,706,529)	(161,313,860)	(156,063,459)
Net accumulation activity	$(119,910,400)	$(25,648,689)	$1,034,684	$8,659,293	$(75,338,227)	$(64,674,014)	$100,819,824	$(1,483,179)	$(186,384,079)	$(170,094,231)

Annuitization Activity:
Annuitizations	$-	$10,426	$-	$-	$167,871	$8,462	$9,176	$-	$265,966	$279,385
Annuity payments and contract charges	(26,838)	(92,435)	(1,322)	(1,288)	(96,365)	(152,019)	(3,030)	(5,121)	(584,424)	(756,842)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	70,076	7,519	(150)	(164)	(3,497)	(6,319)	(768)	(1,348)	(37,994)	53,367
Net annuitization activity	$43,238	$(74,490)	$(1,472)	$(1,452)	$68,009	$(149,876)	$5,378	$(6,469)	$(356,452)	$(424,090)
Increase (Decrease) in net assets from contract owner transactions	$(119,867,162)	$(25,723,179)	$1,033,212	$8,657,841	$(75,270,218)	$(64,823,890)	$100,825,202	$(1,489,648)	$(186,740,531)	$(170,518,321)

Increase (Decrease) in net assets	$(129,404,429)	$(19,544,675)	$2,952,579	$13,755,745	$(66,234,370)	$(32,757,560)	$109,967,568	$5,241,605	$(135,045,897)	$(75,190,456)

Net Assets:
Beginning of year	$129,404,429	$148,949,104	$75,706,711	$61,950,966	$431,900,622	$464,658,182	$75,087,391	$69,845,786	$993,646,065	$1,068,836,521
End of year	$-	$129,404,429	$78,659,290	$75,706,711	$365,666,252	$431,900,622	$185,054,959	$75,087,391	$858,600,168	$993,646,065

Unit Transactions:
Beginning of year	10,357,284	12,280,302	7,277,585	6,650,621	52,900,145	61,247,213	7,171,814	7,446,726	71,195,865	82,105,319
Purchased	26,949	123,429	585,724	1,231,656	365,565	505,522	3,620,458	310,603	576,585	657,486
Transferred between Sub-Accounts and Fixed Accumulation Account	(9,942,394)	(470,780)	(16,700)	127,386	(3,254,704)	(2,109,901)	4,587,800	239,035	(2,376,201)	(1,529,257)
Withdrawn, surrendered and Annuitized	(441,839)	(1,575,667)	(560,717)	(732,078)	(6,201,128)	(6,742,689)	(927,396)	(824,550)	(9,929,205)	(10,037,683)
End of year	-	10,357,284	7,285,892	7,277,585	43,809,878	52,900,145	14,452,676	7,171,814	59,467,044	71,195,865

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	MC1		MCS		MCV		MM1		MMS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(657,849)	$(674,834)	$(1,052,820)	$(1,181,128)	$(407,130)	$(354,360)	$753,497	$(906,539)	$2,633,473	$(1,758,917)
Net realized gains (losses)	1,461,744	101,715	3,972,155	(5,025,767)	3,818,857	1,407,912	-	-	-	-
Net unrealized gains (losses)	(452,260)	5,202,749	(2,471,284)	15,514,628	(2,039,365)	2,642,854	-	-	-	-
Increase (Decrease) in net assets from operations	$351,635	$4,629,630	$448,051	$9,307,733	$1,372,362	$3,696,406	$753,497	$(906,539)	$2,633,473	$(1,758,917)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,776,762	$5,376,954	$496,352	$621,036	$1,740,028	$4,358,082	$35,338,140	$54,946,373	$10,162,763	$12,705,215
Net transfers between Sub-Accounts and Fixed Account	(2,379,908)	2,442,000	(4,910,417)	9,935,957	272,585	2,713,313	20,039,535	950,350	71,780,580	43,109,993
Withdrawals, surrenders, annuitizations and contract charges	(3,429,952)	(4,601,299)	(11,189,733)	(12,153,940)	(1,811,200)	(2,470,565)	(22,962,808)	(19,325,824)	(121,034,104)	(158,917,830)
Net accumulation activity	$(4,033,098)	$3,217,655	$(15,603,798)	$(1,596,947)	$201,413	$4,600,830	$32,414,867	$36,570,899	$(39,090,761)	$(103,102,622)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$17,988	$74,787	$408,596	$6,154
Annuity payments and contract charges	(1,482)	(2,698)	(16,223)	(17,317)	(144)	(131)	(22,657)	(16,405)	(289,212)	(541,269)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(162)	(596)	(1,687)	(10,171)	(20)	(21)	(2,552)	(1,676)	4,455	(30,445)
Net annuitization activity	$(1,644)	$(3,294)	$(17,910)	$(27,488)	$(164)	$(152)	$(7,221)	$56,706	$123,839	$(565,560)
Increase (Decrease) in net assets from contract owner transactions	$(4,034,742)	$3,214,361	$(15,621,708)	$(1,624,435)	$201,249	$4,600,678	$32,407,646	$36,627,605	$(38,966,922)	$(103,668,182)

Increase (Decrease) in net assets	$(3,683,107)	$7,843,991	$(15,173,657)	$7,683,298	$1,573,611	$8,297,084	$33,161,143	$35,721,066	$(36,333,449)	$(105,427,099)

Net Assets:
Beginning of year	$44,072,943	$36,228,952	$83,825,087	$76,141,789	$23,975,740	$15,678,656	$84,038,433	$48,317,367	$228,260,816	$333,687,915
End of year	$40,389,836	$44,072,943	$68,651,430	$83,825,087	$25,549,351	$23,975,740	$117,199,576	$84,038,433	$191,927,367	$228,260,816

Unit Transactions:
Beginning of year	4,467,480	4,289,811	14,935,080	15,334,959	1,649,863	1,271,769	8,633,307	4,896,722	19,134,186	27,710,277
Purchased	168,616	470,119	91,977	120,668	126,139	342,282	3,695,752	5,763,991	837,549	1,054,843
Transferred between Sub-Accounts and Fixed Accumulation Account	(287,385)	243,001	(937,855)	1,811,054	32,028	247,372	1,491,596	51,736	5,232,383	1,918,766
Withdrawn, Surrendered and Annuitized	(370,246)	(535,451)	(2,040,782)	(2,331,601)	(125,946)	(211,560)	(1,862,317)	(2,079,142)	(9,265,386)	(11,549,700)
End of year	3,978,465	4,467,480	12,048,420	14,935,080	1,682,084	1,649,863	11,958,338	8,633,307	15,938,732	19,134,186

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	M1A		NWD		RE1		RES		RG1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,099,248)	$(639,620)	$(2,066,947)	$(2,421,502)	$(309,409)	$(169,946)	$(3,088,143)	$(2,009,526)	$(101,190)	$(96,210)
Net realized gains (losses)	696,265	119,535	(4,566,892)	(8,962,200)	886,042	188,535	(46,532,878)	(53,492,425)	288,429	100,384
Net unrealized gains (losses)	4,109,208	3,796,851	10,556,317	19,818,600	960,746	2,807,892	72,072,584	110,152,682	248,578	1,101,904
Increase (Decrease) in net assets from operations	$3,706,225	$3,276,766	$3,922,478	$8,434,898	$1,537,379	$2,826,481	$22,451,563	$54,650,731	$435,817	$1,106,078

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$24,188,648	$22,076,668	$847,170	$1,686,023	$3,237,528	$6,456,072	$2,711,614	$3,128,492	$30,188	$297,625
Net transfers between Sub-Accounts and Fixed Account	4,241,256	3,800,793	(10,303,966)	791,776	(44,410)	1,182,915	(16,842,629)	(16,034,379)	387,312	201,963
Withdrawals, surrenders, annuitizations and contract charges	(4,050,830)	(3,852,973)	(21,263,992)	(22,935,413)	(2,196,371)	(1,505,345)	(71,202,208)	(74,406,357)	(774,018)	(616,532)
Net accumulation activity	$24,379,074	$22,024,488	$(30,720,788)	$(20,457,614)	$996,747	$6,133,642	$(85,333,223)	$(87,312,244)	$(356,518)	$(116,944)

Annuitization Activity:
Annuitizations	$9,537	$1,806	$44,442	$-	$-	$-	$30,358	$29,105	$-	$-
Annuity payments and contract charges	(6,180)	(6,464)	(49,118)	(77,338)	(1,798)	(1,678)	(264,185)	(358,056)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(753)	(1,059)	(9,087)	(20,610)	(198)	(221)	46,003	(63,835)	-	-
Net annuitization activity	$2,604	$(5,717)	$(13,763)	$(97,948)	$(1,996)	$(1,899)	$(187,824)	$(392,786)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$24,381,678	$22,018,771	$(30,734,551)	$(20,555,562)	$994,751	$6,131,743	$(85,521,047)	$(87,705,030)	$(356,518)	$(116,944)

Increase (Decrease) in net assets	$28,087,903	$25,295,537	$(26,812,073)	$(12,120,664)	$2,532,130	$8,958,224	$(63,069,484)	$(33,054,299)	$79,299	$989,134

Net Assets:
Beginning of year	$54,151,676	$28,856,139	$164,314,000	$176,434,664	$24,899,828	$15,941,604	$416,020,180	$449,074,479	$9,872,571	$8,883,437
End of year	$82,239,579	$54,151,676	$137,501,927	$164,314,000	$27,431,958	$24,899,828	$352,950,696	$416,020,180	$9,951,870	$9,872,571

Unit Transactions:
Beginning of year	4,707,914	3,069,941	15,598,558	17,567,342	2,212,955	1,658,552	28,414,936	34,114,618	905,199	919,450
Purchased	1,817,450	1,751,761	78,127	167,583	266,534	588,220	209,773	261,887	2,824	27,875
Transferred between Sub-Accounts and Fixed Accumulation Account	281,762	329,473	(951,994)	20,443	(16,685)	105,648	(1,185,133)	(1,187,915)	33,373	18,387
Withdrawn, surrendered and Annuitized	(385,101)	(443,261)	(1,927,349)	(2,156,810)	(202,136)	(139,465)	(4,252,438)	(4,773,654)	(71,113)	(60,513)
End of year	6,422,025	4,707,914	12,797,342	15,598,558	2,260,668	2,212,955	23,187,138	28,414,936	870,283	905,199

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	RGS		RI1		RIS		SG1		SGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(578,321)	$(592,503)	$(802,386)	$(591,548)	$(576,670)	$(744,433)	$(635,402)	$(640,484)	$(442,231)	$(665,050)
Net realized gains (losses)	1,111,794	(146,072)	3,963,011	1,184,242	3,057,266	(263,263)	837,007	341,221	(2,028,240)	(4,127,724)
Net unrealized gains (losses)	3,243,621	10,042,598	7,200,026	7,722,700	9,687,272	14,825,795	(369,892)	2,072,041	2,214,864	6,865,302
Increase (Decrease) in net assets from operations	$3,777,094	$9,304,023	$10,360,651	$8,315,394	$12,167,868	$13,818,099	$(168,287)	$1,772,778	$(255,607)	$2,072,528

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$696,223	$512,063	$21,667,728	$25,144,516	$451,503	$689,518	$3,477,517	$9,815,055	$116,817	$540,893
Net transfers between Sub-Accounts and Fixed Account	5,711,630	4,512,930	(844,724)	1,384,484	5,119,489	6,946,934	(1,313,001)	2,118,549	(3,430,862)	135,787
Withdrawals, surrenders, annuitizations and contract charges	(12,416,009)	(11,303,299)	(3,685,141)	(2,144,942)	(11,179,077)	(9,449,782)	(3,266,776)	(2,567,528)	(5,251,601)	(5,224,190)
Net accumulation activity	$(6,008,156)	$(6,278,306)	$17,137,863	$24,384,058	$(5,608,085)	$(1,813,330)	$(1,102,260)	$9,366,076	$(8,565,646)	$(4,547,510)

Annuitization Activity:
Annuitizations	$14,165	$444	$8,182	$-	$24,750	$-	$-	$-	$-	$32,681
Annuity payments and contract charges	(22,485)	(27,884)	(1,356)	-	(23,151)	(26,630)	(234)	(233)	(17,921)	(19,900)
Net transfers between Sub-Accounts
Adjustments to annuity reserves	(7,062)	(8,067)	(107)	-	4,117	(6,715)	(30)	(35)	(499)	(1,117)
Net annuitization activity	$(15,382)	$(35,507)	$6,719	$-	$5,716	$(33,345)	$(264)	$(268)	$(18,420)	$11,664
Increase (Decrease) in net assets from contract owner transactions	$(6,023,538)	$(6,313,813)	$17,144,582	$24,384,058	$(5,602,369)	$(1,846,675)	$(1,102,524)	$9,365,808	$(8,584,066)	$(4,535,846)

Increase (Decrease) in net assets	$(2,246,444)	$2,990,210	$27,505,233	$32,699,452	$6,565,499	$11,971,424	$(1,270,811)	$11,138,586	$(8,839,673)	$(2,463,318)

Net Assets:
Beginning of year	$80,437,148	$77,446,938	$59,726,643	$27,027,191	$85,264,194	$73,292,770	$40,429,490	$29,290,904	$45,009,582	$47,472,900
End of year	$78,190,704	$80,437,148	$87,231,876	$59,726,643	$91,829,693	$85,264,194	$39,158,679	$40,429,490	$36,169,909	$45,009,582

Unit Transactions:
Beginning of year	7,171,116	7,761,504	4,045,282	2,221,110	7,228,881	7,413,002	3,351,218	2,600,189	7,207,008	7,977,749
Purchased	60,784	48,461	1,395,767	1,933,352	34,560	65,123	295,366	827,887	19,799	90,349
Transferred between Sub-Accounts and Fixed Accumulation Account	493,062	403,741	(59,636)	101,497	352,425	625,608	(115,065)	155,498	(602,554)	(2,179)
Withdrawn, surrendered and Annuitized	(1,036,432)	(1,042,590)	(258,258)	(210,677)	(859,708)	(874,852)	(282,216)	(232,356)	(820,498)	(858,911)
End of year	6,688,530	7,171,116	5,123,155	4,045,282	6,756,158	7,228,881	3,249,303	3,351,218	5,803,755	7,207,008

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SI1		SIS		SVS		TE1		TEC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,175,357	$997,670	$3,482,491	$2,176,605	$(100,156)	$(142,279)	$(47,195)	$(57,465)	$(284,573)	$(367,575)
Net realized gains (losses)	463,425	(125,834)	1,796,424	1,549,825	1,445,326	489,287	60,025	34,555	(746,760)	(663,384)
Net unrealized gains (losses)	(1,648,182)	313,853	(5,042,200)	301,180	(1,623,798)	1,158,881	103,449	(15,790)	1,615,211	812,190
Increase (Decrease) in net assets from operations	$(9,400)	$1,185,689	$236,715	$4,027,610	$(278,628)	$1,505,889	$116,279	$(38,700)	$583,878	$(218,769)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$348,779	$1,492,016	$798,330	$560,505	$356,224	$632,783	$198,085	$297,415	$98,390	$289,563
Net transfers between Sub-Accounts and Fixed Account	1,226,603	2,888,470	3,030,381	4,764,398	(444,523)	1,656,063	(242,569)	(424,857)	(2,142,311)	(2,188,011)
Withdrawals, surrenders, annuitizations and contract charges	(3,109,910)	(2,384,491)	(10,732,024)	(10,907,440)	(557,222)	(510,005)	(328,049)	(295,831)	(2,624,210)	(3,152,821)
Net accumulation activity	$(1,534,528)	$1,995,995	$(6,903,313)	$(5,582,537)	$(645,521)	$1,778,841	$(372,533)	$(423,273)	$(4,668,131)	$(5,051,269)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(3,091)	(3,044)	(20,803)	(22,295)	-	-	-	-	(936)	(7,517)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(311)	(374)	(408)	2,339	-	-	-	-	(859)	(106)
Net annuitization activity	$(3,402)	$(3,418)	$(21,211)	$(19,956)	$-	$-	$-	$-	$(1,795)	$(7,623)
Increase (Decrease) in net assets from contract owner transactions	$(1,537,930)	$1,992,577	$(6,924,524)	$(5,602,493)	$(645,521)	$1,778,841	$(372,533)	$(423,273)	$(4,669,926)	$(5,058,892)

Increase (Decrease) in net assets	$(1,547,330)	$3,178,266	$(6,687,809)	$(1,574,883)	$(924,149)	$3,284,730	$(256,254)	$(461,973)	$(4,086,048)	$(5,277,661)

Net Assets:
Beginning of year	$24,035,088	$20,856,822	$64,706,617	$66,281,500	$11,455,484	$8,170,754	$3,633,413	$4,095,386	$23,074,612	$28,352,273
End of year	$22,487,758	$24,035,088	$58,018,808	$64,706,617	$10,531,335	$11,455,484	$3,377,159	$3,633,413	$18,988,564	$23,074,612

Units Transactions:
Beginning of year	1,930,592	1,775,616	4,922,159	5,366,035	847,507	696,940	482,254	547,602	6,675,608	8,298,127
Purchased	28,196	127,100	60,494	43,997	27,522	49,432	15,474	38,276	28,400	88,325
Transferred between Sub-Accounts and Fixed Accumulation Account	95,966	227,333	221,650	354,585	(35,443)	142,960	(34,049)	(63,324)	(666,652)	(766,661)
Withdrawn, surrendered and Annuitized	(249,641)	(199,457)	(806,426)	(842,458)	(43,092)	(41,825)	(44,397)	(40,300)	(792,795)	(944,183)
End of year	1,805,113	1,930,592	4,397,877	4,922,159	796,494	847,507	419,282	482,254	5,244,561	6,675,608

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFJ		TRS		MFE		UTS		MV1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$3,368,619	$1,531,107	$16,568,875	$15,702,503	$(252,739)	$36,573	$(1,263,376)	$1,354,733	$(546,127)	$(506,469)
Net realized gains (losses)	18,269,552	2,407,433	30,124,782	(20,020,396)	1,721,587	482,410	(3,823,076)	(15,998,478)	3,591,472	1,801,920
Net unrealized gains (losses)	(14,278,009)	28,801,554	(26,978,207)	137,018,543	2,776,709	4,588,617	47,760,165	80,291,938	2,471,924	11,973,853
Increase (Decrease) in net assets from operations	$7,360,162	$32,740,094	$19,715,450	$132,700,650	$4,245,557	$5,107,600	$42,673,713	$65,648,193	$5,517,269	$13,269,304

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$231,095,465	$184,300,712	$11,431,545	$10,312,424	$4,654,664	$2,616,415	$2,792,123	$2,477,340	$11,416,522	$19,812,349
Net transfers between Sub-Accounts and Fixed Account	3,174,435	8,808,295	19,406,341	40,976,217	7,184,490	2,304,956	15,481,759	3,978,397	(841,120)	7,954,183
Withdrawals, surrenders, annuitizations and contract charges	(45,382,250)	(24,356,025)	(238,910,653)	(230,320,844)	(2,704,056)	(1,690,896)	(46,907,679)	(36,593,002)	(8,878,990)	(6,437,809)
Net accumulation activity	$188,887,650	$168,752,982	$(208,072,767)	$(179,032,203)	$9,135,098	$3,230,475	$(28,633,797)	$(30,137,265)	$1,696,412	$21,328,723

Annuitization Activity:
Annuitizations	$72,929	$277,467	$992,727	$401,245	$-	$-	$27,130	$16,580	$-	$8,290
Annuity payments and contract charges	(58,225)	(17,723)	(1,201,542)	(1,803,867)	(3,722)	(2,943)	(164,847)	(156,501)	(5,080)	(4,027)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(3,410)	440	(31,494)	(37,891)	(509)	(496)	(27,203)	(30,370)	(568)	(545)
Net annuitization activity	$11,294	$260,184	$(240,309)	$(1,440,513)	$(4,231)	$(3,439)	$(164,920)	$(170,291)	$(5,648)	$3,718
Increase (Decrease) in net assets from contract owner transactions	$188,898,944	$169,013,166	$(208,313,076)	$(180,472,716)	$9,130,867	$3,227,036	$(28,798,717)	$(30,307,556)	$1,690,764	$21,332,441

Increase (Decrease) in net assets	$196,259,106	$201,753,260	$(188,597,626)	$(47,772,066)	$13,376,424	$8,334,636	$13,874,996	$35,340,637	$7,208,033	$34,601,745

Net Assets:
Beginning of year	$433,233,722	$231,480,462	$1,417,695,061	$1,465,467,127	$24,246,657	$15,912,021	$285,330,031	$249,989,394	$117,692,787	$83,091,042
End of year	$629,492,828	$433,233,722	$1,229,097,435	$1,417,695,061	$37,623,081	$24,246,657	$299,205,027	$285,330,031	$124,900,820	$117,692,787

Unit Transactions:
Beginning of year	35,062,662	21,048,945	70,122,337	77,917,832	1,823,681	1,653,827	18,353,815	20,380,385	9,411,407	7,717,616
Purchased	18,109,710	15,477,966	578,979	537,644	235,372	167,198	154,638	191,990	866,871	1,683,086
Transferred between Sub-Accounts and Fixed Accumulation Account	235,672	726,826	1,293,273	2,361,050	443,312	161,915	938,908	164,852	(72,334)	592,768
Withdrawn, Surrendered and Annuitized	(3,927,686)	(2,191,075)	(10,783,753)	(10,694,189)	(191,998)	(159,259)	(2,490,858)	(2,383,412)	(727,670)	(582,063)
End of year	49,480,358	35,062,662	61,210,836	70,122,337	2,310,367	1,823,681	16,956,503	18,353,815	9,478,274	9,411,407

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MVS		NMT		NNG		NMI		OCA
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005 (e)	2004	2005 (e)	2004	2005 (e)	2004	2005	2004
Operations:
Net investment income (loss)	$(120,412)	$(447,682)	$(5)	$-	$(277)	$-	$(45)	$-	$(360,974)	$(452,641)
Net realized gains (losses)	10,526,546	3,245,993	(1)	-	194	-	118	-	621,806	480,811
Net unrealized gains (losses)	5,411,309	38,044,549	(24)	-	2,498	-	1,266	-	737,196	1,254,974
Increase (Decrease) in net assets from operations	$15,817,443	$40,842,860	$(30)	$-	$2,415	$-	$1,339	$-	$998,028	$1,283,144

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$2,381,078	$2,448,980	$3,181	$-	$51,066	$-	$10,377	$-	$3,706,640	$8,853,620
Net transfers between Sub-Accounts and Fixed Account	10,371,692	32,140,078	2,053	-	(3,145)	-	3,790	-	469,075	2,120,983
Withdrawals, surrenders, annuitizations and contract charges	(48,991,266)	(47,238,117)	-	-		-		-	(2,060,215)	(1,900,300)
Net accumulation activity	$(36,238,496)	$(12,649,059)	$5,234	$-	$47,921	$-	$14,167	$-	$2,115,500	$9,074,303

Annuitization Activity:
Annuitizations	$146,311	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(111,430)	(109,310)	-	-	-	-	-	-	(2,069)	(2,054)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(5,205)	(24,206)	-	-	-	-	-	-	(275)	(290)
Net annuitization activity	$29,676	$(133,516)	$-	$-	$-	$-	$-	$-	$(2,344)	$(2,344)
Increase (Decrease) in net assets from contract owner transactions	$(36,208,820)	$(12,782,575)	$5,234	$	$47,921	$	$14,167	$	$2,113,156	$9,071,959

Increase (Decrease) in net assets	$(20,391,377)	$28,060,285	$5,204	$-	$50,336	$-	$15,506	$-	$3,111,184	$10,355,103

Net Assets:
Beginning of year	$332,260,043	$304,199,758	$-	$-	$	$-	$-	$-	$30,806,058	$20,450,955
End of year	$311,868,666	$332,260,043	$5,204	$-	$50,336	$-	$15,506	$-	$33,917,242	$30,806,058

Unit Transactions:
Beginning of year	22,855,509	23,811,669	-	-	-	-	-	-	2,178,624	1,528,490
Purchased	159,647	186,359	279	-	4,885	-	958	-	266,327	648,675
Transferred between Sub-Accounts and Fixed Accumulation Account	693,930	2,352,438	183	-	(287)	-	341	-	35,858	148,604
Withdrawn, Surrendered and Annuitized	(3,245,095)	(3,494,957)	-	-	-	-	-	-	(151,833)	(147,145)
End of year	20,463,991	22,855,509	462	-	4,598	-	1,299	-	2,328,976	2,178,624

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	OGG		OMG		OMS		PMB		PLD
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (d)	2005	2004	2005	2004	2005	2004 (d)	2005	2004 (d)
Operations:
Net investment income (loss)	$(96,295)	$(41,680)	$(1,564,825)	$(895,481)	$(162,155)	$(103,691)	$104,439	$16,283	$1,853,589	$(270,357)
Net realized gains (losses)	141,076	3,887	997,053	153,319	673,180	284,044	104,174	81,358	464,096	339,862
Net unrealized gains (losses)	1,149,890	745,676	9,951,281	7,428,657	235,825	851,847	99,202	28,734	(3,457,393)	(99,763)
Increase (Decrease) in net assets from operations	$1,194,671	$707,883	$9,383,509	$6,686,495	$746,850	$1,032,200	$307,815	$126,375	$(1,139,708)	$(30,258)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$4,185,665	$2,907,918	$106,531,165	$93,297,844	$1,821,587	$3,144,768	$1,721,604	$931,961	$105,227,960	$108,028,818
Net transfers between Sub-Accounts and Fixed Account	2,233,083	2,754,966	24,493,311	10,840,790	469,482	959,837	1,674,201	680,879	22,745,263	13,722,573
Withdrawals, surrenders, annuitizations and contract charges	(327,334)	(68,877)	(8,390,392)	(2,420,844)	(513,553)	(350,677)	(145,675)	(155,352)	(11,014,261)	(3,210,803)
Net accumulation activity	$6,091,414	$5,594,007	$122,634,084	$101,717,790	$1,777,516	$3,753,928	$3,250,130	$1,457,488	$116,958,962	$118,540,588

Annuitization Activity:
Annuitizations	$-	$-	$41,825	$30,827	$-	$-	$-	$-	$55,158	$158,841
Annuity payments and contract charges	-	-	(8,439)	(1,122)	-	-	-	-	(21,651)	(4,858)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,189)	(229)	-	-	-	-	(3,300)	(733)
Net annuitization activity	$-	$-	$32,197	$29,476	$-	$-	$-	$-	$30,207	$153,250
Increase (Decrease) in net assets from contract owner transactions	$6,091,414	$5,594,007	$122,666,281	$101,747,266	$1,777,516	$3,753,928	$3,250,130	$1,457,488	$116,989,169	$118,693,838

Increase (Decrease) in net assets	$7,286,085	$6,301,890	$132,049,790	$108,433,761	$2,524,366	$4,786,128	$3,557,945	$1,583,863	$115,849,461	$118,663,580

Net Assets:
Beginning of year	$6,301,890	$	$114,799,188	$6,365,427	$8,170,089	$3,383,961	$1,583,863	$	$118,663,580	$-
End of year	$13,587,975	$6,301,890	$246,848,978	$114,799,188	$10,694,455	$8,170,089	$5,141,808	$1,583,863	$234,513,041	$118,663,580

Unit Transactions:
Beginning of year	514,788	-	8,686,835	509,155	489,698	236,889	96,856	-	11,851,375	-
Purchased	334,202	268,926	8,106,880	7,638,555	109,464	213,715	103,068	62,430	10,785,554	10,932,711
Transferred between Sub-Accounts and Fixed Accumulation Account	173,897	253,328	1,836,813	855,202	27,867	63,572	99,474	44,630	2,287,480	1,368,992
Withdrawn, Surrendered and Annuitized	(31,430)	(7,466)	(691,762)	(316,077)	(31,233)	(24,478)	(9,218)	(10,204)	(1,320,057)	(450,328)
End of year	991,457	514,788	17,938,766	8,686,835	595,796	489,698	290,180	96,856	23,604,352	11,851,375

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	PRR		PTR		PRA		PCR		SSA
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005 (f)	2004	2005 (f)	2004	2005	2004 (d)
Operations:
Net investment income (loss)	$297,897	$(136,781)	$860,696	$(1,305)	$2,858	$-	$3,906	$-	$(24,395)	$(4,913)
Net realized gains (losses)	528,393	819,357	1,003,049	710,032	470	-	1,675	-	216,805	83,921
Net unrealized gains (losses)	(753,428)	497,969	(1,606,801)	470,014	(1,694)	-	(3,466)	-	(225,740)	22,403
Increase (Decrease) in net assets from operations	$72,862	$1,180,545	$256,944	$1,178,741	$1,634	$-	$2,115	$-	$(33,330)	$101,411

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$9,781,197	$9,651,868	$9,869,887	$13,529,712	$183,341	$-	$402,411	$-	$843,538	$744,980
Net transfers between Sub-Accounts and Fixed Account	2,413,025	2,689,335	2,994,776	2,141,659	6,671	-	123,940	-	(260,265)	279,702
Withdrawals, surrenders, annuitizations and contract charges	(2,986,060)	(1,375,035)	(5,078,576)	(3,581,246)	-	-	(23,957)	-	(78,188)	(15,227)
Net accumulation activity	$9,208,162	$10,966,168	$7,786,087	$12,090,125	$190,012	$-	$502,394	$-	$505,085	$1,009,455

Annuitization Activity:
Annuitizations	$-	$-	$	$43,626	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(4,855)	(3,051)	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(997)	62	-	-	-	-	-	-
Net annuitization activity	$-	$-	$(5,852)	$40,637	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$9,208,162	$10,966,168	$7,780,235	$12,130,762	$190,012	$-	$502,394	$-	$505,085	$1,009,455

Increase (Decrease) in net assets	$9,281,024	$12,146,713	$8,037,179	$13,309,503	$191,646	$-	$504,509	$-	$471,755	$1,110,866

Net Assets:
Beginning of year	$23,367,250	$11,220,537	$49,373,803	$36,064,300	$-	$-	$-	$-	$1,110,866	$-
End of year	$32,648,274	$23,367,250	$57,410,982	$49,373,803	$191,646	$-	$504,509	$-	$1,582,621	$1,110,866

Unit Transactions:
Beginning of year	1,942,972	997,936	4,491,441	3,385,657	-	-	-	-	99,939	-
Purchased	820,258	834,759	901,835	1,272,151	18,109	-	39,388	-	79,732	74,388
Transferred between Sub-Accounts and Fixed	-	-	-	-	-	-	-	-	-	-
Accumulation Account	203,121	232,036	271,940	184,512	652	-	11,915	-	(24,538)	27,622
Withdrawn, Surrendered and Annuitized	(253,965)	(121,759)	(473,144)	(350,879)	-	-	(2,291)	-	(8,738)	(2,071)
End of year	2,712,386	1,942,972	5,192,072	4,491,441	18,761	-	49,012	-	146,395	99,939

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	IGB		SRE		SC3		CMM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004 (d)	2005	2004 (d)	2005	2004	2005 (e)	2004
Operations:
Net investment income (loss)	$55,369	$11,572	$(139,876)	$(162,071)	$(46,718)	$(38,422)	$2,627	$-
Net realized gains (losses)	14,905	(12,804)	3,691,782	117,675	2,635,319	1,458,668	-	-
Net unrealized gains (losses)	(75,195)	9,833	(155,245)	3,489,553	(1,236,264)	3,043,794	-	-
Increase (Decrease) in net assets from operations	$(4,921)	$8,601	$3,396,661	$3,445,157	$1,352,337	$4,464,040	$2,627	$-

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$1,578,754	$1,333,158	$21,656,624	$17,917,099	$474,467	$2,538,811	$413,721	$-
Net transfers between Sub-Accounts and Fixed Account	1,794,232	(546,352)	3,596,732	198,893	(747,353)	(463,897)	87,375	-
Withdrawals, surrenders, annuitizations and contract charges	(551,094)	(101,281)	(1,722,954)	(567,032)	(1,165,997)	(1,029,732)	(13,581)	-
Net accumulation activity	$2,821,892	$685,525	$23,530,402	$17,548,960	$(1,438,883)	$1,045,182	$487,515	$-

Annuitization Activity:
Annuitizations	$-	$-	$5,387	$737	$-	$-	$-	$-

Annuity payments and contract charges	-	-	(1,152)	(55)	(1,307)	(1,114)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(87)	(4)	(188)	(183)	-	-
Net annuitization activity	$-	$-	$4,148	$678	$(1,495)	$(1,297)	$-	$-
Increase (Decrease) in net assets from contract owner transactions	$2,821,892	$685,525	$23,534,550	$17,549,638	$(1,440,378)	$1,043,885	$487,515	$-

Increase (Decrease) in net assets	$2,816,971	$694,126	$26,931,211	$20,994,795	$(88,041)	$5,507,925	$490,142	$-

Net Assets:
Beginning of year	$694,126	$-	$20,994,795	$-	$18,344,566	$12,836,641	$-	$-
End of year	$3,511,097	$694,126	$47,926,006	$20,994,795	$18,256,525	$18,344,566	$490,142	$-

Unit Transactions:
Beginning of year	67,201	-	1,693,151	-	1,046,871	960,307	-	-
Purchased	153,503	135,987	1,766,093	1,758,246	27,704	185,843	41,669	-
Transferred between Sub-Accounts and Fixed Accumulation Account	174,566	(56,028)	284,725	17,681	(40,192)	(28,007)	8,714	-
Withdrawn, surrendered and Annuitized	(54,946)	(12,758)	(147,911)	(82,776)	(66,683)	(71,272)	(1,655)	-
End of year	340,324	67,201	3,596,058	1,693,151	967,700	1,046,871	48,728	-

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

See notes to financial statements

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts, Regatta Choice II contracts, Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts, Regatta Masters Flex contracts, Regatta Masters IV contracts and Regatta Masters VII contracts (collectively, the "Contracts") and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds registered under the Investment Act of 1940. With respect to the Regatta contracts, Regatta Gold contracts, Regatta Classic contracts, Regatta Platinum contracts, Regatta Extra contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Flex 4 contracts, Regatta Flex II contracts and the Regatta Choice II contracts, the funds include MFS/Sun Life Series Trust (the "Series Trust"). With respect to the Regatta Masters Extra contracts, Regatta Masters Choice contracts, Regatta Masters Access contracts, Regatta Masters Flex contracts, Regatta Masters IV contracts and the Regatta Masters VII contracts, the funds include Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Liberty Variable Investment Trust, Lord Abbett Series Fund, Inc., The "Series Trust", Nations Marsico, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and Sun Capital Advisers Trust (collectively with the Series Trust, the "Funds").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Funds shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9

Regatta contracts	1.25%	1.10%
Regatta Gold contracts	1.25%
Regatta Classic contracts	1.00%
Regatta Platinum contracts	1.25%
Regatta Extra contracts	1.30%	1.45%	1.55%	1.70%
Regatta Choice contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Regatta Access contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Regatta Flex 4 contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Regatta Flex II contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Choice II contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%
Regatta Masters Choice contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Regatta Masters Access contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Regatta Masters Flex contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Regatta Masters IV contracts	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Regatta Masters VII contracts	1.00%	1.10%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%

Each year on the account anniversary, an account administration fee ("Account Fee") equal to $30 in the case of Regatta contracts, the lesser of $30 or 2% of the participant's account value in the case of Regatta Gold contracts, the lesser of $35 or 2% of the participant's account value in the case of Regatta Platinum contracts, $35 in the case of Regatta Extra and Regatta Choice contracts, and $50 in the case of Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts (after account year 5, the Account Fee, for Regatta Gold, Regatta Platinum, Regatta Extra and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Massachusetts Financial Services Company is the investment adviser to the Series Trust. Sun Capital Advisers, Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .57% to 1.74% and 1.25% of the Funds' net assets, respectively.

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

The Sponsor does not deduct a sales charge from purchase payments. However, in the case of Regatta Gold, Regatta Platinum and Regatta Flex 4, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Choice, a withdrawal charge of up to 7% and in the case of Regatta, Regatta Extra, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts, a withdrawal charge of up to 8% of certain amounts withdrawn, when applicable, may be deducted to cover certain expenses relating to the sale of the contracts and certificates. In the case of Regatta Classic contracts, a withdrawal charge of 1% is applied to purchase payments withdrawn which have been credited to a participant's account for less than one year.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the net assets attributable to Regatta, Regatta Gold, Regatta Platinum, Regatta Masters Extra and Regatta Masters Choice and an effective annual rate of 0.20% of the net assets attributable to Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts.

As reimbursement for administrative expenses attributable to Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

For the year ended December 31, 2005, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders, annuitizations and contract charges" line of the Statements of Changes in Net Assets.

	Contract Charges	Surrender Charges
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio (F10)	$	$
VIP Freedom 2015 Portfolio (F15)
VIP Freedom 2020 Portfolio (F20)
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	4,948	28,987
Templeton Developing Markets Securities Fund (TDM)	8
Templeton Growth Securities Fund Class 2 (FTG)	1,234	5,222
Templeton International Securities Fund (FTI)	28,857	147,363
Franklin Value Securities Fund (FVS)	4,894	13,677
Liberty Variable Investment Trust
Colonial Small Cap Variable Series (CSC)
Wanger Select Fund (WTF)	2	42
Wanger US Small Cap Fund (USC)
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	1,465	12,698
Growth & Income Portfolio (LA1)	29,895	95,087
Growth Opportunities Portfolio (LA9)	14,484	18,970
Mid-Cap Value (LA2)	13,538	31,434
MFS/Sun Life Series Trust:
Bond S Class (MF7)	19,492	124,849
Bond Series (BDS)	47,192	112,932
Capital Appreciation S Class (MFD)	10,248	54,679
Capital Appreciation Series (CAS)	330,484	272,749
Capital Opportunities S Class (CO1)	6,131	25,917
Capital Opportunities Series (COS)	121,226	124,890
Emerging Growth S Class (MFF)	7,334	26,303
Emerging Growth Series (EGS)	233,720	70,991

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
MFS/Sun Life Series Trust - continued
Emerging Markets Equity S Class (EM1)	$ 2,191	$ 14,149
Emerging Markets Equity Series (EME)	25,555	48,708
Global Governments S Class (GG1)	1,417	9,954
Global Governments Series (GGS)	24,120	49,891
Global Growth S Class (GG2)	2,476	9,294
Global Growth Series (GGR)	69,784	106,725
Global Total Return S Class (GT2)	4,090	10,421
Global Total Return Series (GTR)	57,991	49,111
Government Securities S Class (MFK)	46,163	422,284
Government Securities Series (GSS)	141,815	396,744
High Yield S Class (MFC)	36,677	158,585
High Yield Series (HYS)	95,849	178,395
International Growth S Class (IG1)	6,011	18,168
International Growth Series (IGS)	51,659	73,613
International Investors Trust S Class (MI1)	2,238	4,341
International Investors Trust Series (MII)	32,534	10,536
Managed Sectors S Class (MS1)	492	714
Managed Sectors Series (MSS)	23,217	23,897
Massachusetts Investors Growth Stock S Class (M1B)	22,338	106,130
Massachusetts Investors Growth Stock Series (MIS)	202,150	375,872
Massachusetts Investors Trust S Class (MFL)	36,079	217,624
Massachusetts Investors Trust Series (MIT)	424,316	953,460
Mid Cap Growth S Class (MC1)	17,493	53,465
Mid Cap Growth Series (MCS)	30,122	12,231
Mid Cap Value S Class (MCV)	9,410	43,451
Money Market S Class (MM1)	32,659	265,016
Money Market Series (MMS)	124,499	602,613
New Discovery S Class (M1A)	29,326	89,822
New Discovery Series (NWD)	65,285	179,060
Research S Class (RE1)	7,362	49,196
Research Series (RES)	218,043	75,681
Research Growth and Income S Class (RG1)	2,767	14,626
Research Growth and Income Series (RGS)	30,680	43,387
Research International S Class (RI1)	21,118	81,808
Research International Series (RIS)	26,295	122,300
Strategic Growth S Class (SG1)	13,147	76,674
Strategic Growth Series (SGS)	20,716	23,132
Strategic Income S Class (SI1)	6,211	44,353
Strategic Income Series (SIS)	17,524	61,961
Strategic Value S Class (SVS)	2,808	6,205
Technology S Class (TE1)	1,779	7,141
Technology Series (TEC)	13,447	39,193
Total Return S Class (MFJ)	126,634	787,282
Total Return Series (TRS)	479,278	819,735
Utilities S Class (MFE)	7,794	42,781
Utilities Series (UTS)	120,827	292,869
Value S Class (MV1)	28,852	180,817
Value Series (MVS)	95,930	273,637
Nations Marsico
Nations Marsico 21st Century Portfolio (NMT)
Nations Marsico Growth Portfolio (NNG)
Nations Marsico International Opportunities Portfolio (NMI)

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

	Contract Charges	Surrender Charges
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	$ 8,363	$ 40,304
Global Securities Fund (OGG)	914	3,036
Main St. Growth and Income Fund (OMG)	22,662	187,051
Main St. Small Cap Growth Fund (OMS)	2,922	7,808
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	860	3,174
Low Duration Portfolio (PLD)	20,814	247,989
Real Return Bond Portfolio (PRR)	7,281	72,318
Total Return Bond Portfolio (PTR)	12,808	120,000
VIT All Asset Portfolio (PRA)
VIT Commodity Real Return Strategy Portfolio (PCR)
Sun Capital Advisers Trust
All Cap S Class (SSA)	350	3,630
Investment Grade Bond S Class (IGB)	469	30,939
Real Estate Fund S Class (SRE)	15,145	40,718
Real Estate Fund (SC3)	7,714	25,475
Sun Capital Money Market S Class (CMM)

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is before January 1, 2000. Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed rate of at least 3% or 4%, for Regatta, Regatta Gold, Regatta Classic and Regatta Platinum as stated in each participant's contract or certificate, as applicable if the contract's annuity commencement date is on or after January 1, 2000. Annuity reserves are calculated using the 2000 Annuitant Mortality Table and an assumed rate of 3% for Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Extra, and Regatta Masters Flex. Due to the demographics of Regatta Flex II, Regatta Choice II, Regatta Masters IV and Regatta Masters VII, no reserves were required at year-end. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares of the Funds for each Sub-Account for the year ended December 31, 2005:

	Purchases	Sales
Fidelity Variable Insurance Products Funds
VIP Freedom 2010 Portfolio (F10)	$245,160	$18
VIP Freedom 2015 Portfolio (F15)	270,411	154
VIP Freedom 2020 Portfolio (F20)	108,568	168
Franklin Templeton Variable Insurance Products Trust
Mutual Shares Securities Fund (FMS)	12,406,391	2,172,831
Templeton Developing Markets Securities Fund (TDM)	952,222	58,766
Templeton Growth Securities Fund Class 2 (FTG)	6,048,725	863,696
Templeton International Securities Fund (FTI)	112,880,272	14,053,596
Franklin Value Securities Fund (FVS)	7,720,722	3,061,338

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
Liberty Variable Investment Trust
Colonial Small Cap Variable Series (CSC)	$6,231	$41
Wanger Select Fund (WTF)	403,752	20,371
Wanger US Small Cap Fund (USC)	7,732	8
Lord Abbett Series Fund, Inc.
All Value Portfolio (LAV)	4,615,161	827,876
Growth & Income Portfolio (LA1)	82,565,435	36,145,957
Growth Opportunities (LA9)	17,754,004	1,465,067
Mid-Cap Value (LA2)	25,432,349	20,774,481
MFS/Sun Life Series Trust:
Bond S Class (MF7)	17,866,194	11,191,692
Bond Series (BDS)	25,750,434	36,807,112
Capital Appreciation S Class (MFD)	7,348,405	7,998,148
Capital Appreciation Series (CAS)	119,645,496	142,525,837
Capital Opportunities S Class (CO1)	1,298,830	3,043,870
Capital Opportunities Series (COS)	5,284,104	56,824,058
Emerging Growth S Class (MFF)	2,017,416	3,324,240
Emerging Growth Series (EGS)	5,215,071	91,273,731
Emerging Markets Equity S Class (EM1)	3,573,824	1,936,762
Emerging Markets Equity Series (EME)	20,560,717	16,841,206
Global Governments S Class (GG1)	1,606,227	1,330,648
Global Governments Series (GGS)	11,915,042	14,865,616
Global Growth S Class (GG2)	753,689	1,614,660
Global Growth Series (GGR)	3,323,498	35,438,414
Global Total Return S Class (GT2)	5,540,252	2,309,249
Global Total Return Series (GTR)	35,261,931	28,707,112
Government Securities S Class (MFK)	68,552,699	27,856,128
Government Securities Series (GSS)	41,233,313	94,907,529
High Yield S Class (MFC)	46,668,882	38,822,720
High Yield Series (HYS)	40,879,883	78,678,387
International Growth S Class (IG1)	2,182,405	3,752,004
International Growth Series (IGS)	10,609,046	25,305,061
International Investors Trust S Class (MI1)	4,419,564	1,325,629
International Investors Trust Series (MII)	29,392,049	17,341,459
Managed Sectors S Class (MS1)	1,516,584	4,226,004
Managed Sectors Series (MSS)	1,273,557	121,059,002
Massachusetts Investors Growth Stock S Class (M1B)	12,276,686	12,276,702
Massachusetts Investors Growth Stock Series (MIS)	10,198,022	89,023,554
Massachusetts Investors Trust S Class (MFL)	114,535,760	14,905,795
Massachusetts Investors Trust Series (MIT)	17,083,512	207,829,139
Mid Cap Growth S Class (MC1)	3,985,431	8,677,860
Mid Cap Growth Series (MCS)	6,596,870	23,269,710
Mid Cap Value S Class (MCV)	8,101,460	5,505,420
Money Market S Class (MM1)	98,535,908	65,372,213
Money Market Series (MMS)	107,122,787	143,460,691
New Discovery S Class (M1A)	32,456,925	9,173,742
New Discovery Series (NWD)	6,890,959	39,683,370
Research S Class (RE1)	5,642,884	4,957,344
Research Series (RES)	6,023,029	94,678,222

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued

	Purchases	Sales
MFS/Sun Life Series Trust - continued
Research Growth and Income S Class (RG1)	$1,160,244	$1,617,952
Research Growth and Income Series (RGS)	9,725,296	16,320,093
Research International S Class (RI1)	30,003,722	13,661,419
Research International Series (RIS)	10,163,973	16,347,129
Strategic Growth S Class (SG1)	5,954,583	7,692,479
Strategic Growth Series (SGS)	3,146,152	12,171,949
Strategic Income S Class (SI1)	4,812,965	4,966,378
Strategic Income Series (SIS)	11,909,107	14,781,417
Strategic Value S Class (SVS)	2,220,851	1,862,551
Technology S Class (TE1)	303,691	723,419
Technology Series (TEC)	1,786,097	6,739,738
Total Return S Class (MFJ)	271,797,098	66,747,186
Total Return Series (TRS)	95,300,781	253,373,559
Utilities S Class (MFE)	14,016,283	5,137,646
Utilities Series (UTS)	22,043,845	52,078,735
Value S Class (MV1)	19,075,770	17,930,565
Value Series (MVS)	23,603,475	59,927,502
Nations Marsico Fund
Nations Marsico 21st Century Portfolio (NMT)	5,233	4
Nations Marsico Growth Portfolio (NNG)	51,063	3,419
Nations Marsico International Opportunities Portfolio (NMI)	14,353	115
Oppenheimer Variable Account Funds
Capital Appreciation Fund (OCA)	6,014,377	4,261,920
Global Securities Fund (OGG)	6,936,824	941,705
Main St. Growth and Income Fund (OMG)	129,308,998	8,206,352
Main St. Small Cap Growth Fund (OMS)	3,574,691	1,741,401
PIMCO Variable Insurance Trust
Emerging Markets Bond Portfolio (PMB)	4,053,989	612,805
Low Duration Portfolio (PLD)	133,107,656	13,653,976
Real Return Bond Portfolio (PRR)	15,381,242	5,515,751
Total Return Bond Portfolio (PTR)	19,963,136	10,413,649
VIT All Asset Portfolio (PRA)	193,584	245
VIT Commodity Real Return Strategy Portfolio (PCR)	531,376	24,774
Sun Capital Advisers Trust
All Cap S Class (SSA)	1,294,440	584,197
Investment Grade Bond S Class (IGB)	3,656,714	754,257
Real Estate Fund S Class (SRE)	29,947,502	3,633,620
Real Estate Fund (SC3)	3,787,527	3,725,951
Sun Capital Money Market S Class (CMM)	511,685	21,543

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
F10
	December 31, 2005 (f)	23,605	$ 10.32	to	10.32	$243,563	0.87%	1.35	to	1.35%	3.18%
F15
	December 31, 2005 (f)	25,858	10.39	to	10.39	268,544	1.11	1.35	to	1.85	3.85	to	3.94
F20
	December 31, 2005 (f)	10,353	10.43	to	10.43	107,943	0.83	1.35	to	1.90	4.25	to	4.35
FMS
	December 31, 2005	1,886,907	12.03	to	15.18	27,978,414	0.87	1.30	to	2.30	8.02	to	9.12
	December 31, 2004	1,146,446	11.11	to	13.92	15,778,515	0.75	1.25	to	2.30	10.03	to	11.15	(y)
	December 31, 2003	489,937	12.26	to	12.53	6,110,725	0.78	1.35	to	2.30	22.27	to	23.46	(y)
	December 31, 2002 (b)	35,337	10.12	to	10.15	357,959	-	1.35	to	2.30	1.16	to	1.48
TDM
	December 31, 2005 (f)	82,552	11.19	to	11.21	924,837	-	1.35	to	2.30	11.94	to	12.12
FTG
	December 31, 2005	518,022	12.21	to	16.98	8,461,348	0.99	1.30	to	2.30	6.37	to	7.45
	December 31, 2004 (d)	185,270	11.45	to	15.81	2,822,852	1.01	1.25	to	2.30	13.35	to	14.58	(y)
FTI
	December 31, 2005	15,021,292	12.56	to	16.36	236,905,307	1.11	1.30	to	2.55	7.37	to	8.74
	December 31, 2004	8,240,520	11.64	to	15.11	120,369,576	1.01	1.25	to	2.55	15.50	to	16.92	(y)
	December 31, 2003	1,734,535	12.39	to	12.97	21,780,367	0.81	1.35	to	2.55	26.43	to	30.43	(y)
	December 31, 2002 (b)	109,241	9.59	to	9.63	1,049,989	-	1.35	to	2.30	(4.08)	to	(3.72)
FVS
	December 31, 2005	1,065,024	12.66	to	17.87	18,622,511	0.75	1.30	to	2.30	6.27	to	7.36
	December 31, 2004	784,791	11.88	to	16.66	12,898,583	0.18	1.25	to	2.30	18.84	to	22.07	(y)
	December 31, 2003	403,105	13.34	to	13.64	5,464,413	0.16	1.35	to	2.30	29.09	to	30.34	(y)
	December 31, 2002 (b)	20,281	10.44	to	10.47	211,927	-	1.35	to	2.30	4.35	to	4.68
CSC
	December 31, 2005 (e)	583	10.64	to	10.65	6,200	-	1.55	to	1.65	6.38	to	6.46
WTF
	December 31, 2005 (e)	36,338	11.48	to	11.55	418,444	-	1.35	to	2.05	14.82	to	15.46
USC
	December 31, 2005 (e)	699	11.07	to	11.07	7,735	-	1.65	to	1.65	10.71
LAV
	December 31, 2005	673,060	12.18	to	12.52	8,330,401	0.45	1.35	to	2.30	4.50	to	5.51
	December 31, 2004 (d)	344,432	11.63	to	11.86	4,063,023	0.73	1.25	to	2.30	13.04	to	16.27	(y)
LA1
	December 31, 2005	11,563,674	11.57	to	15.69	174,257,651	1.17	1.30	to	2.55	0.62	to	1.91
	December 31, 2004	8,986,821	11.45	to	15.40	133,211,678	1.31	1.25	to	2.55	9.77	to	14.82	(y)
	December 31, 2003	2,488,679	11.91	to	13.86	33,267,291	1.89	1.35	to	2.55	19.13	to	29.25	(y)
	December 31, 2002 (b)	33,508	10.69	to	10.72	358,622	4.77	1.35	to	2.30	6.89	to	7.22
LA9
	December 31, 2005	2,675,259	11.28	to	12.51	30,716,359	-	1.30	to	2.55	1.96	to	3.27
	December 31, 2004 (d)	1,203,674	11.06	to	12.11	13,428,847	-	1.25	to	2.55	8.39	to	21.12	(y)
LA2
	December 31, 2005	2,743,587	12.55	to	17.17	45,585,122	0.51	1.30	to	2.55	5.47	to	6.82
	December 31, 2004	2,592,930	11.83	to	16.08	40,628,899	0.51	1.25	to	2.55	18.32	to	22.36	(y)
	December 31, 2003	437,574	12.45	to	13.14	5,685,572	1.01	1.35	to	2.30	20.80	to	23.07	(y)
	December 31, 2002 (b)	26,664	10.64	to	10.68	284,181	3.92	1.35	to	2.30	6.40	to	6.79
MF7
	December 31, 2005	6,270,011	10.34	to	12.47	75,047,190	5.84	1.00	to	2.55	(0.99)	to	0.58
	December 31, 2004	6,078,648	10.44	to	12.39	72,842,791	5.91	1.00	to	2.55	3.20	to	4.85	(y)
	December 31, 2003	5,706,413	10.12	to	11.82	65,794,236	4.22	1.00	to	2.55	1.15	to	8.34	(y)
	December 31, 2002	3,399,082	10.56	to	10.91	36,841,435	3.50	1.00	to	2.10	5.58	to	8.81
	December 31, 2001 (a)	1,039,445	10.06	to	10.08	10,465,489	-	1.15	to	1.85	0.01	to	0.81

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
BDS
	December 31, 2005	9,925,405	$ 13.32	to	14.60	$141,413,865	6.16%	1.15	to	1.85%	(0.12)	to	0.60%
	December 31, 2004	11,381,676	13.32	to	14.54	161,562,164	6.19	1.15	to	1.85	4.28	to	5.04
	December 31, 2003	14,515,463	12.47	to	13.88	196,808,905	5.07	1.15	to	1.85	7.69	to	8.62 (y)
	December 31, 2002	16,672,091	11.84	to	12.82	209,295,113	3.62	1.00	to	1.85	7.56	to	8.50
	December 31, 2001	14,562,283	10.99	to	11.87	169,138,563	3.26	1.00	to	1.85	5.79	to	6.71
MFD
	December 31, 2005	3,518,217	8.69	to	14.58	32,540,878	0.37	1.00	to	2.30	(1.67)	to	(0.37)
	December 31, 2004	3,522,979	8.80	to	14.66	32,971,898	-	1.00	to	2.10	8.23	to	9.67 (y)
	December 31, 2003	3,536,749	8.09	to	13.40	30,045,935	-	1.00	to	2.30	25.40	to	27.07 (y)
	December 31, 2002	3,163,343	6.42	to	10.56	20,470,534	0.15	1.00	to	2.10	(33.81)	to	5.64
	December 31, 2001 (a)	1,178,384	9.70	to	9.72	11,446,860	-	1.15	to	1.85	(2.99)	to	(2.75)
CAS
	December 31, 2005	41,628,520	5.41	to	27.00	548,698,901	0.64	1.00	to	1.85	(0.95)	to	(0.09)
	December 31, 2004	41,868,827	5.46	to	27.13	564,955,111	0.06	1.00	to	1.85	8.96	to	9.91
	December 31, 2003	47,654,629	5.00	to	24.78	612,259,795	-	1.00	to	1.85	26.33	to	27.42 (y)
	December 31, 2002	53,276,821	3.95	to	19.52	560,298,723	0.17	1.00	to	1.85	(80.74)	to	(33.06)
	December 31, 2001	64,553,284	5.93	to	32.05	1,061,993,683	0.36	1.00	to	1.85	(26.71)	to	(26.07)
CO1
	December 31, 2005	1,483,374	8.93	to	14.96	14,992,153	0.69	1.10	to	2.25	(0.96)	to	0.20
	December 31, 2004	1,675,705	8.98	to	14.94	16,686,864	0.29	1.10	to	2.25	9.93	to	16.04 (y)
	December 31, 2003	1,740,370	8.13	to	13.44	15,053,183	0.14	1.10	to	2.30	25.06	to	26.60 (y)
	December 31, 2002	1,659,796	6.47	to	10.63	10,868,241	0.06	1.10	to	2.30	(31.83)	to	6.30
	December 31, 2001 (a)	707,598	9.50	to	9.52	6,728,752	-	1.10	to	1.85	(5.03)	to	(4.80)
COS
	December 31, 2005	21,130,668	5.83	to	16.85	194,106,985	0.95	1.00	to	1.85	(0.24)	to	0.63
	December 31, 2004	26,220,995	5.83	to	16.81	245,462,968	0.49	1.00	to	1.85	10.70	to	11.67
	December 31, 2003	31,162,190	5.25	to	15.11	265,953,050	0.36	1.00	to	1.85	25.93	to	27.02
	December 31, 2002	36,579,889	4.15	to	11.94	248,530,711	0.09	1.00	to	1.85	(31.68)	to	(31.09)
	December 31, 2001	49,296,039	6.06	to	17.39	494,301,507	-	1.00	to	1.85	(26.32)	to	(25.71)
MFF
	December 31, 2005	1,747,003	9.53	to	16.31	18,519,452	-	1.00	to	2.30	6.40	to	7.81
	December 31, 2004	1,863,783	8.91	to	15.16	18,305,802	-	1.00	to	2.25	10.36	to	11.83 (y)
	December 31, 2003	1,705,653	8.04	to	13.58	14,517,814	-	1.15	to	2.25	28.12	to	29.83 (y)
	December 31, 2002	1,550,123	6.25	to	10.48	9,746,182	-	1.15	to	1.90	(35.57)	to	4.82
	December 31, 2001 (a)	526,836	9.69	to	9.72	5,113,096	-	1.15	to	1.85	(3.06)	to	(2.83)
EGS
	December 31, 2005	30,633,904	4.95	to	20.81	315,569,435	-	1.00	to	1.85	7.12	to	8.05
	December 31, 2004	37,868,174	4.62	to	19.33	375,214,309	-	1.00	to	1.85	11.14	to	12.11
	December 31, 2003	44,118,674	4.15	to	17.31	407,376,323	-	1.00	to	1.85	29.06	to	30.18
	December 31, 2002	50,696,788	3.22	to	13.35	370,438,018	-	1.00	to	1.85	(35.40)	to	(34.83)
	December 31, 2001	65,948,379	4.97	to	20.57	763,479,404	-	1.00	to	1.85	(35.80)	to	(35.24)
EM1
	December 31, 2005	441,657	11.24	to	25.83	10,352,754	0.51	1.15	to	2.25	12.42	to	34.88
	December 31, 2004	340,870	15.44	to	19.16	6,301,071	0.84	1.15	to	1.85	24.28	to	25.42 (y)
	December 31, 2003	336,533	12.42	to	15.28	4,983,507	0.39	1.15	to	2.05	49.01	to	50.38 (y)
	December 31, 2002	204,949	9.90	to	10.16	2,036,932	1.18	1.15	to	1.85	(3.93)	to	1.59
	December 31, 2001 (a)	36,622	10.30	to	10.33	377,616	-	1.15	to	1.85	3.01	to	3.27
EME
	December 31, 2005	3,923,235	19.11	to	22.64	81,260,933	0.68	1.00	to	1.85	34.24	to	35.40
	December 31, 2004	3,707,620	14.24	to	16.78	57,029,517	1.02	1.00	to	1.85	24.82	to	25.91
	December 31, 2003	3,765,936	11.40	to	13.38	46,170,963	0.59	1.00	to	1.85	49.78	to	51.08 (y)
	December 31, 2002	3,685,145	7.61	to	8.89	30,076,632	1.24	1.00	to	1.85	(3.75)	to	(2.92)
	December 31, 2001	3,800,561	7.91	to	9.19	31,963,479	-	1.00	to	1.85	(2.88)	to	(2.03)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GG1
	December 31, 2005	327,850	$ 11.88	to	13.61	$4,232,469	10.41%	1.15	to	1.85%	(9.20)	to	(8.56	) %
	December 31, 2004	340,389	13.03	to	14.92	4,820,154	12.26	1.15	to	1.85	7.76	to	8.53	(y)
	December 31, 2003	408,658	12.03	to	13.74	5,349,433	5.62	1.15	to	1.85	13.17	to	13.98	(y)
	December 31, 2002	344,004	10.58	to	11.56	3,969,895	-	1.15	to	2.05	5.85	to	18.91
	December 31, 2001 (a)	17,109	9.70	to	9.72	166,093	-	1.15	to	1.85	(3.04)	to	(2.80)
GGS
	December 31, 2005	2,809,654	13.07	to	18.51	43,876,264	10.70	1.00	to	1.85	(8.92)	to	(8.13)
	December 31, 2004	3,280,149	14.35	to	20.22	56,460,907	12.59	1.00	to	1.85	8.02	to	8.96	(y)
	December 31, 2003	3,854,620	12.38	to	18.63	61,738,804	5.37	1.00	to	1.85	13.46	to	14.44	(y)
	December 31, 2002	4,610,834	11.71	to	16.34	64,709,568	-	1.00	to	1.85	18.39	to	19.25
	December 31, 2001	3,647,399	9.88	to	13.74	44,882,046	-	1.15	to	1.85	(3.96)	to	(3.11)
GG2
	December 31, 2005	552,979	12.32	to	16.98	7,538,233	0.23	1.00	to	2.10	7.44	to	8.64
	December 31, 2004	614,351	11.44	to	15.66	7,740,130	0.31	1.00	to	2.10	12.75	to	14.25
	December 31, 2003	615,859	10.10	to	13.74	6,778,114	0.26	1.00	to	2.30	32.02	to	33.78	(y)
	December 31, 2002	468,329	7.62	to	10.28	3,713,489	0.25	1.00	to	1.85	(21.15)	to	2.75
	December 31, 2001 (a)	140,349	9.66	to	9.68	1,357,130	-	1.15	to	1.85	(3.41)	to	(3.18)
GGR
	December 31, 2005	8,221,692	8.55	to	25.99	145,928,483	0.47	1.00	to	1.85	8.00	to	8.94
	December 31, 2004	9,885,010	7.91	to	23.95	165,248,378	0.48	1.00	to	1.85	13.47	to	14.45	(y)
	December 31, 2003	11,683,281	6.97	to	21.01	175,751,261	0.49	1.15	to	1.85	32.94	to	34.09	(y)
	December 31, 2002	13,695,036	5.24	to	15.73	157,722,758	0.28	1.15	to	1.85	(20.86)	to	(20.29)
	December 31, 2001	17,723,668	6.61	to	19.78	260,751,103	0.71	1.15	to	1.85	(21.18)	to	(20.61)
GT2
	December 31, 2005	1,195,804	13.44	to	14.93	16,498,684	3.81	1.00	to	2.05	1.42	to	2.51
	December 31, 2004	1,049,400	13.23	to	14.59	14,165,553	2.33	1.15	to	2.05	14.47	to	15.53	(y)
	December 31, 2003	965,835	11.53	to	12.64	11,304,042	2.14	1.15	to	2.05	20.02	to	21.13	(y)
	December 31, 2002	575,530	9.59	to	9.70	5,544,326	1.70	1.00	to	1.85	(1.45)	to	(0.60)
	December 31, 2001 (a)	151,199	9.73	to	9.75	1,472,798	-	1.15	to	1.85	(2.72)	to	(2.48)
GTR
	December 31, 2005	8,201,461	12.82	to	24.38	156,049,255	4.27	1.15	to	1.85	1.85	to	2.59
	December 31, 2004	8,363,603	12.58	to	23.82	160,297,490	2.50	1.15	to	1.85	14.94	to	15.78
	December 31, 2003	8,836,494	10.94	to	20.63	151,229,262	2.10	1.15	to	1.85	20.70	to	21.58	(y)
	December 31, 2002	5,490,465	9.06	to	17.01	76,987,347	1.91	1.15	to	1.85	(1.26)	to	(0.54)
	December 31, 2001	5,780,805	9.17	to	17.14	84,171,649	4.19	1.15	to	1.85	(7.93)	to	(7.26)
MFK
	December 31, 2005	19,255,861	9.87	to	11.47	205,291,955	4.32	1.00	to	2.55	(0.59)	to	0.99
	December 31, 2004	15,785,190	9.93	to	11.35	169,069,438	5.19	1.00	to	2.55	0.86	to	2.51	(y)
	December 31, 2003	12,383,782	9.84	to	11.05	131,892,096	3.98	1.10	to	2.55	(1.64)	to	0.85	(y)
	December 31, 2002	8,558,119	10.21	to	10.96	93,288,471	3.90	1.00	to	2.30	2.09	to	8.34
	December 31, 2001 (a)	2,355,604	10.10	to	10.12	23,818,975	-	1.15	to	1.85	0.99	to	1.24
GSS
	December 31, 2005	22,849,712	12.14	to	19.27	344,042,581	4.75	1.00	to	1.85	0.42	to	1.28
	December 31, 2004	26,991,543	12.08	to	19.10	406,733,201	5.63	1.00	to	1.85	1.84	to	2.72
	December 31, 2003	35,262,145	11.85	to	18.66	521,823,973	4.70	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	50,577,174	11.80	to	18.52	743,720,269	4.46	1.00	to	1.85	7.77	to	8.71
	December 31, 2001	43,557,072	10.94	to	20.29	595,911,760	5.36	1.00	to	1.85	5.45	to	6.37
MFC
	December 31, 2005	7,227,900	10.62	to	13.73	95,167,528	7.45	1.00	to	2.55	(0.66)	to	0.92
	December 31, 2004	7,034,638	10.65	to	13.63	92,066,666	6.45	1.00	to	2.55	6.49	to	8.27	(y)
	December 31, 2003	6,699,213	10.89	to	12.65	81,254,026	8.01	1.10	to	2.55	8.91	to	20.00	(y)
	December 31, 2002	3,266,770	9.91	to	10.61	32,604,716	9.43	1.00	to	2.25	0.07	to	6.09
	December 31, 2001 (a)	838,150	9.87	to	9.89	8,280,487	-	1.15	to	1.85	(1.34)	to	(1.09)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	Lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
HYS
	December 31, 2005	14,094,783	$11.89	to	23.13	$214,798,743	8.45%	1.00	to	1.85%	0.31	to	1.17%
	December 31, 2004	17,473,238	11.85	to	22.95	267,795,978	7.78	1.00	to	1.85	7.51	to	8.45
	December 31, 2003	21,115,563	11.02	to	21.25	302,952,628	8.99	1.00	to	1.85	19.20	to	20.23
	December 31, 2002	20,985,015	9.24	to	17.74	257,293,833	10.19	1.00	to	1.85	0.80	to	1.67
	December 31, 2001	24,640,912	9.16	to	17.52	301,095,084	9.61	1.00	to	1.85	(0.14)	to	0.73
IG1
	December 31, 2005	1,221,898	14.56	to	18.52	18,247,713	0.70	1.00	to	2.05	12.28	to	13.48
	December 31, 2004	1,328,474	12.95	to	16.35	17,567,913	0.38	1.00	to	2.05	16.14	to	17.39 (y)
	December 31, 2003	1,333,889	11.12	to	13.96	15,049,223	0.54	1.15	to	2.05	35.52	to	36.97 (y)
	December 31, 2002	1,265,240	8.19	to	10.21	10,427,953	0.64	1.15	to	1.85	(14.25)	to	2.09
	December 31, 2001	326,874	9.49	to	9.51	3,104,040		1.15	to	1.85	(5.15)	to	(4.91)
IGS
	December 31, 2005	8,840,529	11.68	to	15.87	119,334,575	0.93	1.00	to	1.85	12.79	to	13.76
	December 31, 2004	9,969,224	10.35	to	13.97	119,165,042	0.56	1.00	to	1.85	16.73	to	17.75
	December 31, 2003	10,442,087	8.86	to	11.88	106,629,189	0.75	1.00	to	1.85	36.10	to	37.28
	December 31, 2002	11,708,342	6.51	to	8.67	87,260,895	0.56	1.00	to	1.85	(13.52)	to	(12.77)
	December 31, 2001	13,618,628	7.52	to	9.95	116,926,690	0.71	1.00	to	1.85	(34.69)	to	(18.28)
MI1
	December 31, 2005	661,889	15.97	to	19.40	10,873,687	0.88	1.15	to	1.85	12.81	to	13.62
	December 31, 2004	464,476	14.15	to	17.08	6,685,849	0.67	1.15	to	1.85	25.37	to	26.27
	December 31, 2003	399,293	11.29	to	13.53	4,572,074	0.68	1.15	to	1.85	30.74	to	31.67 (y)
	December 31, 2002	253,434	8.63	to	10.28	2,198,379	0.97	1.15	to	1.85	(7.70)	to	2.84
	December 31, 2001 (a)	45,114	9.36	to	9.38	422,349		1.15	to	1.85	(6.45)	to	(6.21)
MII
	December 31, 2005	5,984,457	13.81	to	21.64	105,062,829	1.11	1.00	to	1.85	13.09	to	14.07
	December 31, 2004	5,206,659	12.20	to	19.04	82,150,477	0.73	1.00	to	1.85	25.65	to	26.74 (y)
	December 31, 2003	4,579,850	9.71	to	15.08	58,724,401	1.02	1.15	to	1.85	31.16	to	32.29 (y)
	December 31, 2002	4,845,066	7.40	to	11.44	48,423,016	0.81	1.15	to	1.85	(7.68)	to	(7.01)
	December 31, 2001	5,653,736	8.01	to	12.34	61,526,355	1.98	1.15	to	1.85	(14.32)	to	(6.98)
MS1
	December 31, 2005 (z)						0.31	0.33	to	0.62	(7.87)	to	(7.63)
	December 31, 2004	319,540	8.92	to	13.84	2,927,004	-	1.00	to	1.85	4.47	to	5.38
	December 31, 2003	328,461	8.54	to	13.16	2,863,166	-	1.00	to	1.85	22.60	to	23.66 (y)
	December 31, 2002	320,127	6.97	to	10.65	2,241,427	-	1.00	to	1.85	(27.52)	to	6.55
	December 31, 2001 (a)	78,580	9.61	to	9.64	756,187	-	1.15	to	1.85	(3.86)	to	(3.62)
MSS
	December 31, 2005 (z)						0.55	0.38	to	0.62	(7.78)	to	(7.57)
	December 31, 2004	10,357,284	4.90	to	21.94	129,404,429	0.04	1.15	to	1.85	4.71	to	5.48
	December 31, 2003	12,280,302	4.68	to	20.85	148,949,104	-	1.15	to	1.85	22.97	to	23.86
	December 31, 2002	14,253,338	3.80	to	16.88	143,971,087	-	1.15	to	1.85	(77.23)	to	(26.83)
	December 31, 2001	18,605,449	5.24	to	27.47	262,609,717	-	1.15	to	1.85	(36.72)	to	(36.26)
M1B
	December 31, 2005	7,285,892	9.11	to	13.85	78,659,290	0.28	1.00	to	2.55	1.51	to	3.12
	December 31, 2004	7,277,585	8.91	to	13.46	75,706,711	-	1.00	to	2.55	6.56	to	8.26 (y)
	December 31, 2003	6,650,621	8.30	to	12.45	61,950,966	-	1.00	to	2.55	10.66	to	21.62 (y)
	December 31, 2002	4,230,272	6.88	to	10.26	29,392,471	0.12	1.00	to	2.10	(29.45)	to	2.61
	December 31, 2001	1,419,642	9.76	to	9.78	13,864,858	-	1.10	to	1.85	(2.45)	to	(2.21)
MIS
	December 31, 2005	43,809,878	6.05	to	10.75	365,666,252	0.52	1.00	to	1.85	2.45	to	3.33
	December 31, 2004	52,900,145	5.90	to	10.42	431,900,622	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003	61,247,213	5.48	to	9.62	464,658,182	-	1.00	to	1.85	21.11	to	22.15
	December 31, 2002	65,830,913	4.52	to	7.88	411,220,281	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001	82,854,696	6.40	to	11.08	733,044,616	0.11	1.00	to	1.85	(26.29)	to	(25.65)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

(z) Fund closed during the year

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MFL
	December 31, 2005	14,452,676	$ 10.35	to	14.83	$185,054,959	0.84%	1.00	to	2.55%	4.69	to	6.35%
	December 31, 2004	7,171,814	9.81	to	13.97	75,087,391	0.83	1.00	to	2.25	9.16	to	14.32 (y)
	December 31, 2003	7,446,726	8.95	to	12.66	69,845,786	0.92	1.00	to	2.30	19.64	to	21.23 (y)
	December 31, 2002	6,235,850	7.45	to	10.46	46,842,065	0.95	1.00	to	2.10	(22.85)	to	4.61
	December 31, 2001 (a)	1,960,395	9.65	to	9.68	18,941,390		1.15	to	1.85	(3.49)	to	(3.26)
MIT
	December 31, 2005	59,467,044	8.59	to	30.36	858,600,168	0.97	1.00	to	1.85	5.72	to	6.63
	December 31, 2004	71,195,865	8.12	to	28.58	993,646,065	1.03	1.00	to	1.85	9.91	to	10.86
	December 31, 2003	82,105,319	7.39	to	25.88	1,068,836,521	1.14	1.00	to	1.85	20.56	to	21.61
	December 31, 2002	93,484,847	6.12	to	21.36	1,027,852,421	1.03	1.00	to	1.85	(22.69)	to	(22.01)
	December 31, 2001	114,934,813	7.92	to	27.50	1,672,347,859	0.81	1.00	to	1.85	(17.30)	to	(16.58)
MC1
	December 31, 2005	3,978,465	7.61	to	16.61	40,389,836	-	1.00	to	2.55	0.16	to	1.75
	December 31, 2004	4,467,480	7.55	to	16.36	44,072,943	-	1.00	to	2.55	11.36	to	13.14
	December 31, 2003	4,289,811	6.73	to	14.49	36,228,952	-	1.00	to	2.55	21.51	to	35.96 (y)
	December 31, 2002	2,772,461	4.99	to	10.67	14,018,481	-	1.00	to	2.25	(48.15)	to	6.72
	December 31, 2001 (a)	723,935	9.63	to	9.65	6,977,776	-	1.15	to	1.85	(3.73)	to	(3.50)
MCS
	December 31, 2005	12,048,420	5.37	to	5.78	68,651,430	-	1.15	to	1.85	1.20	to	1.93
	December 31, 2004	14,935,080	5.31	to	5.67	83,825,087	-	1.15	to	1.85	12.50	to	13.32
	December 31, 2003	15,334,959	4.71	to	5.00	76,141,789	-	1.15	to	1.85	35.33	to	36.31
	December 31, 2002	10,939,748	3.48	to	3.67	39,906,465	-	1.15	to	1.85	(48.14)	to	(47.76)
	December 31, 2001	10,773,649	6.70	to	7.02	75,425,977	0.07	1.15	to	1.85	(24.62)	to	(24.06)
MCV
	December 31, 2005	1,682,084	12.68	to	17.29	25,549,351	-	1.15	to	2.55	4.67	to	6.17
	December 31, 2004	1,649,863	12.05	to	16.30	23,975,740	-	1.15	to	2.55	18.64	to	20.35 (y)
	December 31, 2003	1,271,769	10.10	to	13.55	15,678,656	0.03	1.15	to	2.55	22.81	to	30.39 (y)
	December 31, 2002 (c)	86,168	7.83	to	10.40	703,547	-	1.15	to	2.05	(21.69)	to	3.97
MM1
	December 31, 2005	11,958,338	9.59	to	10.10	117,199,576	2.49	1.00	to	2.55	(0.14)	to	1.44
	December 31, 2004	8,633,307	9.58	to	9.99	84,038,433	0.64	1.00	to	2.55	(2.00)	to	(0.11) (y)
	December 31, 2003	4,896,722	9.75	to	9.98	48,317,367	0.38	1.00	to	2.55	(1.93)	to	(0.63) (y)
	December 31, 2002	5,279,063	9.92	to	10.04	52,748,947	1.00	1.00	to	2.10	(0.85)	to	0.01
	December 31, 2001 (a)	2,033,294	10.01	to	10.03	20,484,394	0.52	1.15	to	1.85	0.09	to	0.34
MMS
	December 31, 2005	15,938,732	10.17	to	13.48	191,927,367	2.67	1.00	to	1.85	0.82	to	1.70
	December 31, 2004	19,134,186	10.06	to	13.31	228,260,816	0.80	1.00	to	1.85	(1.04)	to	(0.19)
	December 31, 2003	27,710,277	10.14	to	13.38	333,687,915	0.64	1.00	to	1.85	(1.23)	to	(0.38)
	December 31, 2002	47,957,226	10.25	to	13.48	581,571,010	1.26	1.00	to	1.85	(55.73)	to	0.26
	December 31, 2001	53,824,814	10.28	to	15.07	654,496,482	3.49	1.00	to	1.85	1.85	to	2.74
M1A
	December 31, 2005	6,422,025	9.54	to	15.10	82,239,579	-	1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,707,914	9.28	to	14.56	54,151,676	-	1.00	to	2.55	4.47	to	26.21 (y)
	December 31, 2003	3,069,941	8.84	to	13.75	28,856,139	-	1.00	to	2.30	22.94	to	33.66 (y)
	December 31, 2002	2,530,871	6.69	to	10.30	17,111,473	-	1.00	to	2.05	(34.89)	to	2.98
	December 31, 2001 (a)	744,162	10.29	to	10.31	7,664,202	-	1.15	to	1.85	2.86	to	3.12
NWD
	December 31, 2005	12,797,342	7.66	to	15.12	137,501,927	-	1.00	to	1.85	3.27	to	4.16
	December 31, 2004	15,598,558	7.40	to	14.53	164,314,000	-	1.00	to	1.85	5.49	to	6.41
	December 31, 2003	17,567,342	6.99	to	13.68	176,434,664	-	1.00	to	1.85	32.79	to	33.94
	December 31, 2002	18,934,627	5.25	to	10.23	142,395,159	-	1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001	20,720,859	8.01	to	15.54	238,495,660	-	1.00	to	1.85	(8.76)	to	(6.20)
RE1
	December 31, 2005	2,260,668	10.38	to	15.65	27,431,958	0.37	1.10	to	2.25	5.29	to	6.53
	December 31, 2004	2,212,955	9.82	to	14.71	24,899,828	0.76	1.10	to	2.10	13.05	to	17.40
	December 31, 2003	1,658,552	8.66	to	12.88	15,941,604	0.54	1.10	to	2.15	15.22	to	23.64 (y)
	December 31, 2002	998,378	7.06	to	10.43	7,124,245	0.39	1.10	to	2.05	(26.73)	to	4.31
	December 31, 2001 (a)	322,046	9.63	to	9.66	3,105,571	-	1.10	to	1.85	(3.70)	to	(3.46)

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of total return relating to the start date for new levels added the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	Lowest to highest			Net Assets	Ratio*	Lowest to highest**			Lowest to highest***

RES
	December 31, 2005	23,187,138	$7.18	to	23.63	$352,950,696	0.58%	1.15	to	1.85%	6.02	to	6.78%
	December 31, 2004	28,414,936	6.77	to	22.18	416,020,180	0.93	1.15	to	1.85	13.68	to	14.51
	December 31, 2003	34,114,618	5.95	to	19.42	449,074,479	0.86	1.15	to	1.85	23.00	to	23.89 (y)
	December 31, 2002	40,346,263	4.83	to	15.71	442,075,147	0.42	1.00	to	1.85	(26.53)	to	(25.99)
	December 31, 2001	52,722,243	6.58	to	21.28	797,021,574	0.03	1.15	to	1.85	(22.86)	to	(22.29)
RG1
	December 31, 2005	870,283	11.12	to	15.60	9,951,870	0.44	1.10	to	2.05	4.21	to	5.22
	December 31, 2004	905,199	10.67	to	14.84	9,872,571	0.47	1.10	to	2.05	11.94	to	13.03
	December 31, 2003	919,450	9.53	to	13.15	8,883,437	0.59	1.10	to	2.05	24.88	to	26.09 (y)
	December 31, 2002	836,210	7.62	to	10.44	6,404,569	0.67	1.10	to	1.85	(23.54)	to	4.37
	December 31, 2001 (a)	317,814	9.91	to	9.93	3,151,992		1.10	to	1.85	(0.94)	to	(0.70)
RGS
	December 31, 2005	6,688,530	9.75	to	14.61	78,190,704	0.69	1.00	to	1.85	4.59	to	5.49
	December 31, 2004	7,171,116	9.24	to	13.87	80,437,148	0.67	1.00	to	1.85	12.50	to	13.48 (y)
	December 31, 2003	7,761,504	8.21	to	12.26	77,446,938	0.77	1.15	to	1.85	25.50	to	26.59 (y)
	December 31, 2002	7,794,225	6.53	to	9.72	61,785,510	0.71	1.15	to	1.85	(22.86)	to	(22.30)
	December 31, 2001	8,941,881	8.46	to	12.54	92,120,442	0.43	1.15	to	1.85	(12.56)	to	(11.92)
RI1
	December 31, 2005	5,123,155	13.45	to	18.32	87,231,876	0.59	1.15	to	2.55	13.24	to	14.86
	December 31, 2004	4,045,282	11.81	to	15.96	59,726,643	0.38	1.15	to	2.55	17.87	to	19.57 (y)
	December 31, 2003	2,221,110	10.68	to	13.35	27,027,191	0.26	1.15	to	2.55	25.72	to	31.87 (y)
	December 31, 2002	688,316	8.15	to	10.13	5,755,219	0.28	1.15	to	2.10	(13.67)	to	1.31
	December 31, 2001 (a)	269,147	9.40	to	9.42	2,533,532	-	1.15	to	1.85	(5.99)	to	(5.76)
RIS
	December 31, 2005	6,756,158	11.33	to	19.96	91,829,693	0.79	1.15	to	1.85	14.41	to	15.24
	December 31, 2004	7,228,881	9.88	to	17.32	85,264,194	0.48	1.15	to	1.85	18.95	to	19.82
	December 31, 2003	7,413,002	8.28	to	14.45	73,292,770	0.61	1.15	to	1.85	31.38	to	32.34
	December 31, 2002	8,305,636	6.28	to	10.92	61,819,925	0.26	1.15	to	1.85	(13.12)	to	(12.49)
	December 31, 2001	9,379,991	7.21	to	12.48	79,918,982	0.83	1.15	to	1.85	(19.29)	to	(18.70)
SG1
	December 31, 2005	3,249,303	8.64	to	14.72	39,158,679	0.12	1.15	to	2.55	(1.40)	to	0.01
	December 31, 2004	3,351,218	8.70	to	14.73	40,429,490	-	1.00	to	2.55	3.86	to	5.51
	December 31, 2003	2,600,189	8.31	to	13.98	29,290,904	-	1.00	to	2.55	13.46	to	25.78 (y)
	December 31, 2002	729,461	6.67	to	11.13	4,997,289	-	1.00	to	2.05	(31.44)	to	11.31
	December 31, 2001 (a)	204,017	9.72	to	9.75	1,985,914	-	1.15	to	1.85	(2.76)	to	(2.52)
SGS
	December 31, 2005	5,803,755	5.54	to	7.35	36,169,909	0.34	1.00	to	1.85	(0.47)	to	0.39
	December 31, 2004	7,207,008	5.56	to	7.35	45,009,582	-	1.00	to	1.85	4.84	to	5.75
	December 31, 2003	7,977,749	5.31	to	6.98	47,472,900	-	1.00	to	1.85	25.18	to	26.25
	December 31, 2002	8,056,046	4.24	to	5.55	38,193,061	-	1.00	to	1.85	(31.40)	to	(30.80)
	December 31, 2001	10,790,691	6.17	to	9.73	73,896,639	-	1.00	to	1.85	(26.04)	to	(25.39)
SI1
	December 31, 2005	1,805,113	11.97	to	12.73	22,487,758	6.66	1.15	to	2.30	(0.72)	to	0.44
	December 31, 2004	1,930,592	12.05	to	12.68	24,035,088	5.67	1.15	to	2.25	5.34	to	6.59 (y)
	December 31, 2003	1,775,616	11.45	to	11.89	20,856,822	4.05	1.15	to	2.25	9.89	to	11.18 (y)
	December 31, 2002	1,211,192	10.42	to	10.70	12,904,706	3.83	1.00	to	2.30	4.23	to	6.23
	December 31, 2001 (a)	256,166	10.06	to	10.09	2,581,663	-	1.15	to	1.85	0.64	to	0.89
SIS
	December 31, 2005	4,397,877	12.65	to	13.55	58,018,808	7.12	1.15	to	1.85	0.01	to	0.73
	December 31, 2004	4,922,159	12.64	to	13.45	64,706,617	4.80	1.15	to	1.85	6.04	to	6.81
	December 31, 2003	5,366,035	11.91	to	12.59	66,281,500	4.48	1.15	to	1.85	10.80	to	11.60
	December 31, 2002	5,060,468	10.75	to	11.28	56,213,140	4.38	1.00	to	1.85	5.50	to	6.26
	December 31, 2001	4,516,487	10.18	to	10.62	47,304,649	3.32	1.00	to	1.85	1.43	to	17.49
SVS
	December 31, 2005	796,494	10.87	to	15.59	10,531,335	0.75	1.15	to	2.30	(3.00)	to	(1.86)
	December 31, 2004	847,507	11.18	to	15.90	11,455,484	0.23	1.15	to	2.25	15.05	to	16.41 (y)
	December 31, 2003	696,940	9.69	to	13.66	8,170,754	0.09	1.15	to	2.30	24.10	to	25.56 (y)
	December 31, 2002 (c)	131,129	7.80	to	10.88	1,072,102	-	1.15	to	2.10	(21.99)	to	8.82

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 01, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	Lowest to highest			Net Assets	Ratio*	Lowest to highest**			Lowest to highest***

TE1
	December 31, 2005	419,282	$ 7.60	to	16.56	$3,377,159	-%	1.15	to	1.85%	4.07	to	4.81%
	December 31, 2004	482,254	7.30	to	15.81	3,633,413	-	1.15	to	1.85	(0.13)	to	0.79	(y)
	December 31, 2003	547,602	7.30	to	15.69	4,095,386	-	1.15	to	2.05	42.38	to	43.69	(y)
	December 31, 2002	292,860	5.11	to	10.93	1,507,781	-	1.15	to	1.85	(47.37)	to	9.27
	December 31, 2001 (a)	97,036	9.72	to	9.74	943,990	-	1.15	to	1.85	(2.84)	to	(2.60)
TEC
	December 31, 2005	5,244,561	3.40	to	3.82	18,988,564	-	1.15	to	1.85	4.23	to	4.99
	December 31, 2004	6,675,608	3.26	to	3.63	23,074,612	-	1.15	to	1.85	0.54	to	1.27
	December 31, 2003	8,298,127	3.24	to	3.59	28,352,273	-	1.00	to	2.50	42.71	to	43.74	(y)
	December 31, 2002	5,811,547	2.27	to	2.51	14,026,934	-	1.00	to	1.85	(46.99)	to	(46.53)
	December 31, 2001	7,440,220	4.27	to	4.69	33,859,676	0.02	1.00	to	1.85	(40.00)	to	(39.48)
MFJ
	December 31, 2005	49,480,358	10.98	to	13.57	629,492,828	2.32	1.00	to	2.55	0.20	to	1.79
	December 31, 2004	35,062,662	10.90	to	13.35	433,233,722	2.17	1.00	to	2.55	8.30	to	10.03	(y)
	December 31, 2003	21,048,945	10.29	to	12.16	231,480,462	2.74	1.00	to	2.50	9.69	to	15.66	(y)
	December 31, 2002	13,048,289	9.00	to	10.54	120,728,633	2.87	1.00	to	2.30	(9.97)	to	5.36
	December 31, 2001 (a)	3,047,596	9.95	to	9.97	30,354,276	-	1.15	to	1.85	(0.53)	to	(0.29)
TRS
	December 31, 2005	61,210,836	12.11	to	30.74	1,229,097,435	2.66	1.15	to	1.85	1.12	to	1.85
	December 31, 2004	70,122,337	11.96	to	30.25	1,417,695,061	2.52	1.00	to	1.85	9.40	to	10.35
	December 31, 2003	77,917,832	10.92	to	27.52	1,465,467,127	3.35	1.00	to	1.85	14.98	to	15.98
	December 31, 2002	86,032,615	9.49	to	23.82	1,430,271,084	3.22	1.00	to	1.85	(68.81)	to	(6.66)
	December 31, 2001	92,999,406	10.24	to	30.76	1,718,764,462	3.41	1.00	to	1.85	(1.36)	to	(0.64)
MFE
	December 31, 2005	2,310,367	12.98	to	22.13	37,623,081	0.76	1.00	to	2.30	14.35	to	15.81
	December 31, 2004	1,823,681	11.30	to	19.15	24,246,657	1.74	1.00	to	2.25	21.17	to	28.71	(y)
	December 31, 2003	1,653,827	8.86	to	14.91	15,912,021	2.77	1.00	to	2.30	32.90	to	34.67	(y)
	December 31, 2002	1,391,497	6.63	to	11.08	9,331,003	3.74	1.00	to	2.05	(25.56)	to	10.85
	December 31, 2001 (a)	605,177	8.91	to	8.93	5,400,088	-	1.15	to	1.85	(10.89)	to	(10.67)
UTS
	December 31, 2005	16,956,503	10.74	to	33.73	299,205,027	0.99	1.15	to	1.85	15.13	to	15.96
	December 31, 2004	18,353,815	9.30	to	29.16	285,330,031	1.95	1.15	to	1.85	27.96	to	28.89
	December 31, 2003	20,380,385	7.25	to	22.68	249,989,394	3.17	1.15	to	1.85	33.74	to	34.71
	December 31, 2002	22,902,575	5.40	to	16.88	210,814,418	3.79	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001	32,768,627	7.21	to	22.48	406,075,169	3.81	1.00	to	1.85	(25.72)	to	(25.18)
MV1
	December 31, 2005	9,478,274	11.80	to	15.49	124,900,820	1.19	1.00	to	2.55	3.64	to	5.28
	December 31, 2004	9,411,407	11.33	to	14.74	117,692,787	1.14	1.00	to	2.55	12.24	to	14.03	(y)
	December 31, 2003	7,717,616	10.04	to	12.96	83,091,042	1.35	1.00	to	2.55	18.88	to	23.84	(y)
	December 31, 2002	5,567,204	8.21	to	10.48	46,412,389	0.75	1.00	to	2.10	(17.93)	to	4.84
	December 31, 2001 (a)	1,683,747	9.78	to	9.80	16,478,083	-	1.10	to	1.85	(2.24)	to	(1.98)
MVS
	December 31, 2005	20,463,991	11.98	to	16.88	311,868,666	1.40	1.15	to	1.85	4.63	to	5.39
	December 31, 2004	22,855,509	11.43	to	16.02	332,260,043	1.30	1.00	to	1.85	13.38	to	14.36	(y)
	December 31, 2003	23,811,669	10.07	to	14.03	304,199,758	1.63	1.15	to	1.85	23.00	to	24.06	(y)
	December 31, 2002	25,236,732	8.18	to	11.32	261,243,141	0.83	1.00	to	1.85	(15.18)	to	(14.44)
	December 31, 2001	23,493,630	9.64	to	13.25	283,811,117	0.50	1.00	to	1.85	(9.21)	to	8.42
NMT
	December 31, 2005 (e)	462	11.28	to	11.28	5,204	-	1.65	to	1.65	12.79
NNG
	December 31, 2005 (e)	4,598	10.95	to	10.95	50,336	-	1.75	to	1.75	9.47
NMI
	December 31, 2005 (e)	1,299	11.94	to	11.95	15,506	0.08	1.55	to	1.65	19.43	to	19.52
OCA
	December 31, 2005	2,328,976	11.42	to	15.21	33,917,242	0.71	1.30	to	2.55	2.20	to	3.50
	December 31, 2004	2,178,624	12.30	to	14.70	30,806,058	0.22	1.25	to	2.55	3.89	to	5.17	(y)
	December 31, 2003	1,528,490	11.83	to	13.98	20,450,955	0.02	1.35	to	2.55	18.35	to	28.93	(y)
	December 31, 2002 (b)	16,503	10.81	to	10.84	178,514	-	1.35	to	2.05	8.09	to	8.40

(a) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
OGG
	December 31, 2005	991,457	$ 13.57	to	13.89	$13,587,975	0.67%	1.30	to	2.30%	11.44	to	12.58%
	December 31, 2004 (d)	514,788	12.18	to	12.30	6,301,890	0.10	1.25	to	2.30	16.14	to	17.27	(y)
OMG
	December 31, 2005	17,938,766	11.50	to	14.22	246,848,978	0.91	1.30	to	2.55	3.05	to	4.37
	December 31, 2004	8,686,835	11.11	to	13.63	114,799,188	0.25	1.25	to	2.55	6.36	to	11.40	(y)
	December 31, 2003	509,155	11.80	to	12.66	6,365,427	0.19	1.35	to	2.30	16.55	to	24.73	(y)
	December 31, 2002 (b)	17,855	9.56	to	10.15	180,752	-	1.35	to	2.25	(4.42)	to	1.51
OMS
	December 31, 2005	595,796	13.38	to	18.34	10,694,455	-	1.35	to	2.30	7.20	to	8.24
	December 31, 2004	489,698	15.24	to	16.95	8,170,089	-	1.25	to	2.30	16.43	to	17.57	(y)
	December 31, 2003	236,889	13.79	to	14.42	3,383,961	-	1.35	to	2.30	30.85	to	42.30	(y)
	December 31, 2002 (b)	15,242	10.10	to	10.13	154,060	-	1.35	to	2.10	0.99	to	1.30
PMB
	December 31, 2005	290,180	11.87	to	18.26	5,141,808	5.13	1.35	to	2.25	8.30	to	9.29
	December 31, 2004 (d)	96,856	15.84	to	16.71	1,583,863	4.20	1.25	to	2.25	9.59	to	10.61	(y)
PLD
	December 31, 2005	23,604,352	9.77	to	10.02	234,513,041	2.90	1.30	to	2.55	(1.56)	to	(0.30)
	December 31, 2004 (d)	11,851,375	9.93	to	10.06	118,663,580	1.46	1.25	to	2.55	(0.75)	to	0.47	(y)
PRR
	December 31, 2005	2,712,386	10.30	to	12.26	32,648,274	2.84	1.30	to	2.30	(0.24)	to	0.77
	December 31, 2004	1,942,972	10.27	to	12.17	23,367,250	1.04	1.25	to	2.30	2.70	to	7.44	(y)
	December 31, 2003	997,936	11.11	to	11.33	11,220,537	1.66	1.35	to	2.30	6.35	to	7.38	(y)
	December 31, 2002 (b)	48,547	10.52	to	10.55	511,033	3.18	1.35	to	2.10	5.17	to	5.50
PTR
	December 31, 2005	5,192,072	10.16	to	11.27	57,410,982	3.44	1.30	to	2.55	(0.15)	to	1.12
	December 31, 2004	4,491,441	10.14	to	11.15	49,373,803	1.90	1.25	to	2.55	1.45	to	3.47
	December 31, 2003	3,385,657	9.95	to	10.77	36,064,300	2.54	1.35	to	2.55	(0.47)	to	3.63	(y)
	December 31, 2002 (b)	144,063	10.36	to	10.41	1,494,943	3.71	1.35	to	2.25	3.58	to	4.11
PRA
	December 31, 2005 (f)	18,761	10.21	to	10.22	191,646	4.67	1.35	to	2.05	2.12	to	2.24
PCR
	December 31, 2005 (f)	49,012	10.29	to	10.30	504,509	2.08	1.35	to	2.30	2.86	to	3.02
SSA
	December 31, 2005	146,395	10.71	to	11.54	1,582,621	0.00	1.30	to	2.30	(3.25)	to	(2.26)
	December 31, 2004 (d)	99,939	11.07	to	11.17	1,110,866	0.09	1.25	to	2.30	10.73	to	11.71	(y)
IGB
	December 31, 2005	340,324	10.22	to	10.41	3,511,097	4.45	1.30	to	2.30	(0.60)	to	0.41
	December 31, 2004 (d)	67,201	10.23	to	10.37	694,126	4.32	1.25	to	2.30	2.28	to	3.71
SRE
	December 31, 2005	3,596,058	13.13	to	13.44	47,926,006	1.38	1.30	to	2.55	6.58	to	7.95
	December 31, 2004 (d)	1,693,151	12.32	to	12.46	20,994,795	-	1.25	to	2.55	23.19	to	24.58
SC3
	December 31, 2005	967,700	16.85	to	20.05	18,256,525	1.61	1.35	to	2.55	6.88	to	8.19
	December 31, 2004	1,046,871	15.77	to	18.59	18,344,566	1.68	1.25	to	2.55	29.91	to	31.52
	December 31, 2003	960,307	12.14	to	14.19	12,836,641	-	1.35	to	2.55	21.37	to	34.11	(y)
	December 31, 2002 (b)	27,198	10.06	to	10.09	273,956	34.66	1.35	to	2.10	0.60	to	0.91
CMM
	December 31, 2005 (e)	48,728	10.05	to	10.09	490,142	2.24	1.35	to	1.85	0.46	to	0.86

(b) For the period August 5, 2002 (commencement of operations) through December 31, 2002.

(d) For the period February 2, 2004 (commencement of operations) through December 31, 2004.

(e) For the period April 25, 2005 (commencement of operations) through December 31, 2005.

(f) For the period October 31, 2005 (commencement of operations) through December 31, 2005.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** Amounts below reflect total return as previously reported.
	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

FMS	10.03	to	36.01%	22.52	to	24.84%
FTG	14.49	to	58.06
FTI	15.50	to	49.57	23.88	to	30.42
FVS	18.84	to	61.77	29.35	to	35.96
LAV	16.27	to	18.62
LA1	9.77	to	41.70	19.13	to	38.08
LA9	10.62	to	21.12
LA2	18.32	to	59.07	21.95	to	30.97
MF7	3.20	to	5.01	1.15	to	17.93
BDS				2.20	to	31.19
MFD	8.23	to	43.43	19.28	to	33.68
CAS				(48.81)	to	27.42
CO1	9.98	to	16.04	24.90	to	34.15
MFF	(8.26)	to	48.99	22.48	to	35.52
EM1	24.53	to	25.42	24.20	to	52.82
EME				18.65	to	51.08
GG1	7.76	to	49.25	13.17	to	37.44
GGS	(8.36)	to	8.96	2.95	to	36.10
GG2				5.11	to	37.38
GGR	(13.15)	to	14.29	32.94	to	33.90
GT2	14.47	to	36.33	17.92	to	26.37
GTR				11.31	to	21.58
MFK	0.86	to	13.54	(1.64)	to	10.49
MFC	6.49	to	30.23	8.91	to	26.50
IG1	16.14	to	17.21	16.03	to	39.06
MI1				18.45	to	34.95
MII	25.65	to	27.60	31.16	to	32.11
MS1				(6.68)	to	31.60
M1B	6.56	to	20.35	(12.58)	to	24.09
MFL	9.22	to	38.35	(7.58)	to	26.11
MC1				(23.84)	to	44.89
MCV	18.64	to	58.65	1.04	to	35.01
MM1	(4.20)	to	(0.11)	(2.50)	to	(0.63)
M1A	4.74	to	44.18	(11.64)	to	37.45
RE1				(10.21)	to	28.38
RES				(39.13)	to	23.89
RG1				(4.67)	to	30.72
RGS	(0.74)	to	13.32	25.50	to	26.41
RI1	17.87	to	56.10	12.63	to	33.25
SG1				(10.25)	to	39.84
SI1	5.40	to	23.75	10.17	to	17.28
SVS	13.64	to	57.06	(3.07)	to	36.64
TE1	0.07	to	0.79	(25.82)	to	56.48
TEC				42.71	to	43.74
MFJ	8.36	to	32.09	2.87	to	20.93
MFE	21.17	to	89.62	5.51	to	49.07
MV1	12.24	to	46.02	0.40	to	29.11

Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

MVS	13.38	to	35.09%	23.00	to	23.89%
OCA	3.89	to	43.60	18.35	to	39.26
OGG	21.77	to	23.04
OMG	6.63	to	34.84	18.02	to	25.99
OMS	16.49	to	67.01	37.92	to	43.64
PMB	58.43	to	67.11
PLD	(0.74)	to	0.56
PRR	2.70	to	20.98	6.57	to	12.97
PTR				(0.47)	to	7.59
SSA	10.73	to	12.78
SC3				21.37	to	41.88

Report of Independent Registered Public Accounting Firm

To the Participants in Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Regatta Masters Extra, Regatta Masters Choice, Regatta Masters Access, Regatta Masters Flex, Regatta Masters IV and Regatta Masters VII Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of Fidelity VIP Freedom 2010 Sub-Account, Fidelity VIP Freedom 2015 Sub-Account, Fidelity VIP Freedom 2020 Sub-Account, Franklin Templeton VIP Mutual Shares Securities Sub-Account, Franklin Templeton VIP Developing Markets Securities Sub-Account, Franklin Templeton VIP Growth Securities Fund Class 2 Sub-Account, Franklin Templeton VIP International Securities Sub-Account, Franklin Templeton VIP Value Securities Sub-Account, Liberty Variable Investment Colonial Small Cap Sub-Account, Liberty Variable Investment Wanger Select Sub-Account, Liberty Variable Investment Wanger U.S. Small Cap Sub-Account, Lord Abbett All Value Portfolio Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Growth Opportunities Portfolio Sub-Account, Lord Abbett Mid Cap Value Sub-Account, MFS/Sun Life Bond S Class Sub-Account, MFS/Sun Life Bond Series Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Capital Appreciation Series Sub-Account, MFS/Sun Life Capital Opportunities S Class Sub-Account, MFS/Sun Life Capital Opportunities Series Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Emerging Growth Series Sub-Account, MFS/Sun Life Emerging Markets Equity S Class Sub-Account, MFS/Sun Life Emerging Markets Equity Series Sub-Account, MFS/Sun Life Global Government S Class Sub-Account, MFS/Sun Life Global Government Series Sub-Account, MFS/Sun Life Global Growth S Class Sub-Account, MFS/Sun Life Global Growth Series Sub-Account, MFS/Sun Life Global Total Return S Class Sub-Account, MFS/Sun Life Global Total Return Series Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Government Securities Series Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life High Yield Series Sub-Account, MFS/Sun Life International Growth S Class Sub-Account, MFS/Sun Life International Growth Series Sub-Account, MFS/Sun Life International Investors Trust S Class Sub-Account, MFS/Sun Life International Investors Trust Series Sub-Account, MFS/Sun Life Managed Sectors S Class Sub-Account, MFS/Sun Life Managed Sectors Series Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Series Sub-Account, MFS/Sun Life Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust Series Sub-Account, MFS/Sun Life Mid Cap Growth S Class Sub-Account, MFS/Sun Life Mid Cap Growth Series Sub-Account, MFS/Sun Life Mid Cap Value S Class Sub-Account, MFS/Sun Life Money Market S Class Sub-Account, MFS/Sun Life Money Market Series Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life New Discovery Series Sub-Account, MFS/Sun Life Research S Class Sub-Account, MFS/Sun Life Research Series Sub-Account, MFS/Sun Life Research Growth and Income S Class Sub-Account, MFS/Sun Life Research Growth and Income Series Sub-Account, MFS/Sun Life Research International S Class Sub-Account, MFS/Sun Life Research International Series Sub-Account, MFS/Sun Life Strategic Growth S Class Sub-Account, MFS/Sun Life Strategic Growth Series Sub-Account, MFS/Sun Life Strategic Income S Class Sub-Account, MFS/Sun Life Strategic Income Series Sub-Account, MFS/Sun Life Strategic Value S Class Sub-Account, MFS/Sun Life Technology S Class Sub-Account, MFS/Sun Life Technology Series Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Total Return Series Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Utilities Series Sub-Account, MFS/Sun Life Value S Class Sub-Account, MFS/Sun Life Value Series Sub-Account, Nations Marsico 21st Century Sub-Account, Nations Marsico Growth Sub-Account, Nations Marsico International Opportunities Sub-Account, Oppenheimer Capital Appreciation Sub-Account, Oppenheimer Global Securities Fund Sub-Account, Oppenheimer Main St. Growth and Income Sub-Account, Oppenheimer Main St. Small Cap Growth Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Real Return Bond Portfolio Sub-Account, PIMCO VIT Total Return Bond Portfolio Sub-Account, PIMCO VIT All Asset Portfolio Sub-Account, PIMCO VIT Commodity Real Return Strategy Portfolio Sub-Account, Sun Capital All Cap S Class Sub-Account, Sun Capital Investment Grade Bond S Class Sub-Account, Sun Capital Real Estate Fund S Class Sub-Account, Sun Capital Real Estate Sub-Account and Sun Capital Money Market S Class Sub-Account of Sun Life of Canada (U.S.) Variable Account F (the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Condition - December 31, 2005

Assets:
Investment in:	Shares	Cost	Value
Aim Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund Series 2 (AI7)	2,983	$53,435	$72,869
V.I. International Growth Fund Series 2 (AI8)	5,794	72,367	133,273
V.I. Premier Equity Fund Series 2 (AI9)	2,276	39,254	50,487
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund (AN1)	153,952	3,271,464	4,085,879
Technology Fund (AN2)	16,435	232,426	256,878
Growth and Income Fund (AN3)	215,224	4,585,026	5,305,273
Worldwide Privatization Fund (AN4)	6,026	99,361	145,586
Fidelity Variable Insurance Products Funds
Dynamic Capital Appreciation Porfolio (FLD)	2,272	17,858	19,494
Equity Income Portfolio (FLE)	13,264	269,876	333,854
Growth Opportunities Portfolio (FLG)	435	5,139	7,493
Franklin Templeton Trust
Franklin Growth and Income (FGI)	11,660	163,902	179,801
Mutual Shares Securities (FMS)	86,822	1,362,055	1,577,554
Templeton Foreign Securities (FTI)	373,549	4,682,567	5,834,837
Galaxy Variable Insurance Products Funds
VIP Quality Columbia Real Estate Equity (GCR)	-	-	-
Columbia High Yield (HCY)	289,873	2,735,507	2,837,852
Liberty Variable Investment Trust
Liberty Federal Securities Fund, VA Class (ACL)	123,078	1,368,949	1,318,164
Liberty Growth & Income Fund (CGI)	58,183	831,555	976,317
Colonial Strategic Income Fund (CSI)	297,668	2,901,915	3,003,473
Liberty Federal Securities Fund (LFS)	363,507	3,955,920	3,867,714
Liberty S&P 500 Index Fund (LIF)	258,366	2,448,353	2,808,439
Liberty Select Value Fund (LSV)	71,072	1,132,566	1,405,103
Newport Tiger Fund (NTF)	-	-	-
Rydex Health Care Fund (RHC)	820	19,841	23,090
Rydex Financial Services Fund (RFS)	26	606	760
Wanger International Select Fund (WFF)	133,366	1,908,355	2,617,973
Wanger International Small Cap Fund (WIS)	21,803	425,046	667,823
Wanger Select Fund (WTF)	116,477	2,224,098	2,639,363
Wanger U.S. Small Cap Fund (USC)	192,887	5,171,361	6,731,757
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio (LA1)	112,803	2,796,029	2,950,936
Mid-Cap Value (LA2)	95,539	1,736,196	2,014,911
MFS/Sun Life Series Trust
MFS VIT Emerging Growth Series (TEG)	14,647	222,019	277,125
MFS VIT Investors Growth Stock Series (TMI)	99,652	846,843	968,614
MFS VIT New Discovery Series (TND)	11,601	161,207	179,242
MFS VIT Investors Trust Series (STI)	10,373	164,683	199,065
PIMCO Variable Insurance Trust
Real Return Bond Portfolio (PRR)	96,492	1,227,547	1,224,479
Total Return Bond Portfolio (PTR)	829,836	8,659,231	8,497,519
Rydex Variable Trust
OTC Fund (RX2)	1,215	11,394	17,678
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund (SBF)	449,500	6,124,998	6,895,337
Growth Stock Fund (SGF)	25,614	605,056	631,122
Liberty Money Market Fund (SMM)	7,359,916	7,359,916	7,359,916
		$69,893,921	$78,117,050
Liability:
Payable to Sponsor			(14,010)
Net Assets			$78,103,040

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Condition - December 31, 2005 - continued

Net Assets Applicable to Contract Owners:	Applicable to Owners of Deferred		Reserve for
	Variable Annuity Contracts		Variable
Consolidated All Star Contracts:	Units	Value	Annuities	Total
Aim Variable Insurance Fund, Inc.
AI7	6,936	$72,869	$-	$72,869
AI8	9,034	133,273	-	133,273
AI9	5,416	50,487	-	50,487
Alliance Variable Products Series Fund, Inc.
AN1	353,387	4,085,879	-	4,085,879
AN2	17,147	256,878	-	256,878
AN3	445,662	5,305,273	-	5,305,273
AN4	8,035	145,586	-	145,586
Fidelity Variable Insurance Products Funds
FLD	1,565	19,494	-	19,494
FLE	29,404	333,854	-	333,854
FLG	674	7,493	-	7,493
Franklin Templeton Trust
FGI	13,045	179,801	-	179,801
FMS	109,896	1,577,554	-	1,577,554
FTI	356,348	5,834,837	-	5,834,837
Galaxy Variable Insurance Products Funds
GCR	-	-	-	-
HCY	227,081	2,648,688	183,059	2,831,747
Liberty Variable Investment Trust
ACL	127,230	1,318,164	-	1,318,164
CGI	80,643	948,119	27,302	975,421
CSI	213,296	2,809,320	187,878	2,997,198
LFS	359,568	3,867,714	-	3,867,714
LIF	221,528	2,808,439	-	2,808,439
LSV	102,700	1,405,103	-	1,405,103
NTF	1		-	-
RHC	2,046	23,090	-	23,090
RFS	72	760	-	760
WFF	149,831	2,617,973	-	2,617,973
WIS	33,339	667,823	-	667,823
WTF	169,347	2,639,363	-	2,639,363
USC	437,073	6,731,757	-	6,731,757
Lord Abbett Series Fund, Inc.
LA1	213,546	2,950,936	-	2,950,936
LA2	124,018	2,014,911	-	2,014,911
MFS/Sun Life Series Trust
TEG	20,979	277,125	-	277,125
TMI	91,848	968,614	-	968,614
TND	13,859	179,242	-	179,242
STI	17,642	199,065	-	199,065
PIMCO Variable Insurance Trust
PRR	109,448	1,224,479	-	1,224,479
PTR	818,463	8,497,519	-	8,497,519
Rydex Variable Trust
RX2	1,782	17,678	-	17,678
SteinRoe Variable Investment Trust
SBF	577,230	6,895,337	-	6,895,337
SGF	64,395	607,965	22,423	630,388
SMM	749,942	7,359,916	-	7,359,916
Net Assets		$77,682,378	$420,662	$78,103,040

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005

	AI7	AI8	AI9	AN1
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$741	$278	$-
Mortality and expense risk charges	(1,125)	(2,204)	(755)	(71,456)
Distribution and administrative expense charges	(135)	(265)	(91)	(8,575)
Net investment income (loss)	$(1,260)	$(1,728)	$(568)	$(80,031)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$344	$11,743	$1,476	$158,072
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$344	$11,743	$1,476	$158,072

Net unrealized appreciation (depreciation) on investments:
End of year	$19,434	$60,906	$11,233	$814,415
Beginning of year	14,104	53,090	10,916	382,797
Change in unrealized appreciation (depreciation)	$5,330	$7,816	$317	$431,618

Realized and unrealized gains (losses)	$5,674	$19,559	$1,793	$589,690
Increase (Decrease) in net assets from operations	$4,414	$17,831	$1,225	$509,659

	AN2	AN3	AN4	FLD
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$	$66,604	$357	$
Mortality and expense risk charges	(5,190)	(92,642)	(1,995)	(87)
Distribution and administrative expense charges	(623)	(11,117)	(239)	(10)
Net investment income (loss)	$(5,813)	$(37,155)	$(1,877)	$(97)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$13,480	$140,634	$4,300	$4
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$13,480	$140,634	$4,300	$4

Net unrealized appreciation (depreciation) on investments:
End of year	$24,452	$720,247	$46,225	$1,636
Beginning of year	32,103	693,528	27,052	-
Change in unrealized appreciation (depreciation)	$(7,651)	$26,719	$19,173	$1,636

Realized and unrealized gains (losses)	$5,829	$167,353	$23,473	$1,640
Increase (Decrease) in net assets from operations	$16	$130,198	$21,596	$1,543

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	FLE	FLG	FGI	FMS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$5,078	$46	$4,020	$11,041
Mortality and expense risk charges	(5,855)	(104)	(2,617)	(21,470)
Distribution and administrative expense charges	(703)	(12)	(314)	(2,576)
Net investment income (loss)	$(1,480)	$(70)	$1,089	$(13,005)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$12,325	$30	$2,915	$20,026
Realized gain distributions	12,553	-	1,351	4,136
Net realized gains (losses)	$24,878	$30	$4,266	$24,162

Net unrealized appreciation (depreciation) on investments:
End of year	$63,978	$2,354	$15,899	$215,499
Beginning of year	74,969	1,831	18,752	109,415
Change in unrealized appreciation (depreciation)	$(10,991)	$523	$(2,853)	$106,084

Realized and unrealized gains (losses)	$13,887	$553	$1,413	$130,246
Increase (Decrease) in net assets from operations	$12,407	$483	$2,502	$117,241

	FTI	GCR	HCY	ACL
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$65,456	$-	$-	$78,805
Mortality and expense risk charges	(98,035)	(893)	(50,070)	(23,637)
Distribution and administrative expense charges	(11,764)	(107)	(6,008)	(2,836)
Net investment income (loss)	$(44,343)	$(1,000)	$(56,078)	$52,332

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$242,110	$(131,987)	$27,310	$(12,415)
Realized gain distributions	-	134,048	-	4,586
Net realized gains (losses)	$242,110	$2,061	$27,310	$(7,829)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,152,270	$-	$102,345	$(50,785)
Beginning of year	906,858	28,523	57,980	(16,131)
Change in unrealized appreciation (depreciation)	$245,412	$(28,523)	$44,365	$(34,654)

Realized and unrealized gains (losses)	$487,522	$(26,462)	$71,675	$(42,483)
Increase (Decrease) in net assets from operations	$443,179	$(27,462)	$15,597	$9,849

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	CGI	CSI	LFS	LIF
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$216,264	$-
Mortality and expense risk charges	(16,496)	(50,878)	(72,168)	(51,444)
Distribution and administrative expense charges	(1,980)	(6,105)	(8,660)	(6,173)
Net investment income (loss)	$(18,476)	$(56,983)	$135,436	$(57,617)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$41,747	$20,629	$(20,981)	$77,744
Realized gain distributions	-	-	13,176	-
Net realized gains (losses)	$41,747	$20,629	$(7,805)	$77,744

Net unrealized appreciation (depreciation) on investments:
End of year	$144,762	$101,558	$(88,206)	$360,086
Beginning of year	125,448	76,121	24,101	323,555
Change in unrealized appreciation (depreciation)	$19,314	$25,437	$(112,307)	$36,531

Realized and unrealized gains (losses)	$61,061	$46,066	$(120,112)	$114,275
Increase (Decrease) in net assets from operations	$42,585	$(10,917)	$15,324	$56,658

	LSV	NTF	RHC	RFS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$-	$-	$7
Mortality and expense risk charges	(20,607)	(428)	(300)	(13)
Distribution and administrative expense charges	(2,473)	(51)	(36)	(2)
Net investment income (loss)	$(23,080)	$(479)	$(336)	$(8)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$82,253	$18,513	$1,710	$33
Realized gain distributions	-	15,292	-	57
Net realized gains (losses)	$82,253	$33,805	$1,710	$90

Net unrealized appreciation (depreciation) on investments:
End of year	$272,537	$-	$3,249	$154
Beginning of year	201,145	31,430	3,225	256
Change in unrealized appreciation (depreciation)	$71,392	$(31,430)	$24	$(102)

Realized and unrealized gains (losses)	$153,645	$2,375	$1,734	$(12)
Increase (Decrease) in net assets from operations	$130,565	$1,896	$1,398	$(20)

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	WFF	WIS	WTF	USC
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$51,354	$6,037	$	$
Mortality and expense risk charges	(45,650)	(9,222)	(40,969)	(113,121)
Distribution and administrative expense charges	(5,478)	(1,107)	(4,916)	(13,575)
Net investment income (loss)	$226	$(4,292)	$(45,885)	$(126,696)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$189,796	$20,621	$74,101	$275,087
Realized gain distributions	-	-	186,477	-
Net realized gains (losses)	$189,796	$20,621	$260,578	$275,087

Net unrealized appreciation (depreciation) on investments:
End of year	$709,618	$242,777	$415,265	$1,560,396
Beginning of year	550,776	152,234	430,006	1,129,729
Change in unrealized appreciation (depreciation)	$158,842	$90,543	$(14,741)	$430,667

Realized and unrealized gains (losses)	$348,638	$111,164	$245,837	$705,754
Increase (Decrease) in net assets from operations	$348,864	$106,872	$199,952	$579,058

	LA1	LA2	TEG	TMI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$28,361	$8,616	$	$1,341
Mortality and expense risk charges	(51,670)	(32,424)	(4,057)	(15,363)
Distribution and administrative expense charges	(6,200)	(3,891)	(487)	(1,844)
Net investment income (loss)	$(29,509)	$(27,699)	$(4,544)	$(15,866)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$85,149	$60,221	$6,716	$18,984
Realized gain distributions	173,281	117,730	-	-
Net realized gains (losses)	$258,430	$177,951	$6,716	$18,984

Net unrealized appreciation (depreciation) on investments:
End of year	$154,907	$278,715	$55,106	$121,771
Beginning of year	345,582	310,749	39,458	103,272
Change in unrealized appreciation (depreciation)	$(190,675)	$(32,034)	$15,648	$18,499

Realized and unrealized gains (losses)	$67,755	$145,917	$22,364	$37,483
Increase (Decrease) in net assets from operations	$38,246	$118,218	$17,820	$21,617

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	TND	STI	PRR	PTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$658	$33,087	$290,654
Mortality and expense risk charges	(2,894)	(3,293)	(19,691)	(151,622)
Distribution and administrative expense charges	(347)	(395)	(2,363)	(18,195)
Net investment income (loss)	$(3,241)	$(3,030)	$11,033	$120,837

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$3,373	$10,994	$3,347	$22,383
Realized gain distributions	-	-	13,199	133,659
Net realized gains (losses)	$3,373	$10,994	$16,546	$156,042

Net unrealized appreciation (depreciation) on investments:
End of year	$18,035	$34,382	$(3,068)	$(161,712)
Beginning of year	13,284	31,705	22,315	79,636
Change in unrealized appreciation (depreciation)	$4,751	$2,677	$(25,383)	$(241,348)

Realized and unrealized gains (losses)	$8,124	$13,671	$(8,837)	$(85,306)
Increase (Decrease) in net assets from operations	$4,883	$10,641	$2,196	$35,531

	RX2	SBF	SGF	SMM
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income and Expenses:
Dividend income	$-	$165,552	$1,595	$195,551
Mortality and expense risk charges	(312)	(125,441)	(7,507)	(122,057)
Distribution and administrative expense charges	(37)	(15,053)	(901)	(14,647)
Net investment income (loss)	$(349)	$25,058	$(6,813)	$58,847

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$51	$143,421	$(4,049)	$-
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$51	$143,421	$(4,049)	$

Net unrealized appreciation (depreciation) on investments:
End of year	$6,284	$770,339	$26,066	$-
Beginning of year	6,158	649,168	(1,314)	-
Change in unrealized appreciation (depreciation)	$126	$121,171	$27,380	$-

Realized and unrealized gains (losses)	$177	$264,592	$23,331	$
Increase (Decrease) in net assets from operations	$(172)	$289,650	$16,518	$58,847

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets

	AI7		AI8		AI9		AN1		AN2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(1,260)	$(1,405)	$(1,728)	$(1,837)	$(568)	$(729)	$(80,031)	$(67,447)	$(5,813)	$(5,983)
Net realized gains (losses)	344	982	11,743	9,450	1,476	327	158,072	73,161	13,480	1,683
Net unrealized gains (losses)	5,330	1,883	7,816	19,337	317	2,110	431,618	238,203	(7,651)	13,858
Increase (Decrease) in net assets from operations	$4,414	$1,460	$17,831	$26,950	$1,225	$1,708	$509,659	$243,917	$16	$9,558

Participant Transactions:
Accumulation Activity:
Purchase payments received	$3,251	$2,007	$-	$-	$-	$-	$123,507	$1,260,847	$2,585	$22,485
Net transfers between Sub-Accounts and Fixed Account	(117)	(16,157)	(1,169)	(4,659)	5,478	328	(162,056)	404,732	(90,694)	49,000
Withdrawals, surrenders, annuitizations and contract charges	(40)	(1,943)	(27,750)	(23,453)	(6,037)	(340)	(369,427)	(221,640)	(5,297)	(5,615)
Net accumulation activity	$3,094	$(16,093)	$(28,919)	$(28,112)	$(559)	$(12)	$(407,976)	$1,443,939	$(93,406)	$65,870

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$3,094	$(16,093)	$(28,919)	$(28,112)	$(559)	$(12)	$(407,976)	$1,443,939	$(93,406)	$65,870

Increase (Decrease) in net assets	$7,508	$(14,633)	$(11,088)	$(1,162)	$666	$1,696	$101,683	$1,687,856	$(93,390)	$75,428

Net Assets:
Beginning of year	$65,361	$79,994	$144,361	$145,523	$49,821	$48,125	$3,984,196	$2,296,340	$350,268	$274,840
End of year	$72,869	$65,361	$133,273	$144,361	$50,487	$49,821	$4,085,879	$3,984,196	$256,878	$350,268

Unit Transactions:
Beginning of year	6,628	8,460	11,348	13,942	5,526	5,527	387,061	236,151	23,853	19,462
Purchased	323	218	-	-	-	-	12,759	134,338	191	1,511
Transferred between Sub-Accounts and Fixed Accumulation Account	(11)	(1,831)	(83)	(434)	581	39	(12,622)	43,585	(6,493)	3,394
Withdrawn, Surrendered and Annuitized	(4)	(219)	(2,231)	(2,160)	(691)	(40)	(33,811)	(27,013)	(404)	(514)
End of year	6,936	6,628	9,034	11,348	5,416	5,526	353,387	387,061	17,147	23,853

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	AN3		AN4		FLD		FLE		FLG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Period Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005 (x)	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(37,155)	$(57,840)	$(1,877)	$(1,599)	$(97)	$-	$(1,480)	$(1,416)	$(70)	$(91)
Net realized gains (losses)	140,634	145,363	4,300	1,440	4	-	24,878	4,261	30	80
Net unrealized gains (losses)	26,719	338,550	19,173	18,625	1,636	-	(10,991)	24,737	523	379
Increase (Decrease) in net assets from operations	$130,198	$426,073	$21,596	$18,466	$1,543	$-	$12,407	$27,582	$483	$368

Participant Transactions:
Accumulation Activity:
Purchase payments received	$150,142	$1,645,956	$-	$-	$-	$-	$876	$169	$-	$-
Net transfers between Sub-Accounts and Fixed Account	93,420	515,440	25,183	(1,444)	17,951	-	1,059	4,243	-	(314)
Withdrawals, surrenders, annuitizations and contract charges	(427,010)	(460,084)	(2,753)	(2,531)	-	-	(9,245)	(12,640)	(1)	(13)
Net accumulation activity	$(183,448)	$1,701,312	$22,430	$(3,975)	$17,951	$-	$(7,310)	$(8,228)	$(1)	$(327)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(183,448)	$1,701,312	$22,430	$(3,975)	$17,951	$-	$(7,310)	$(8,228)	$(1)	$(327)

Increase (Decrease) in net assets	$(53,250)	$2,127,385	$44,026	$14,491	$19,494	$-	$5,097	$19,354	$482	$41

Net Assets:
Beginning of year	$5,358,523	$3,231,138	$101,560	$87,069	$-	$-	$328,757	$309,403	$7,011	$6,970
End of year	$5,305,273	$5,358,523	$145,586	$101,560	$19,494	$-	$333,854	$328,757	$7,493	$7,011

Unit Transactions:
Beginning of year	461,550	305,193	6,652	6,937	-	-	29,982	30,799	674	698
Purchased	13,390	154,828	-	-	-	-	79	17	-	-
Transferred between Sub-Accounts and Fixed Accumulation Account	6,750	49,169	1,554	(93)	1,565	-	182	413	-	(23)
Withdrawn, Surrendered and Annuitized	(36,028)	(47,640)	(171)	(192)	-	-	(839)	(1,247)	-	(1)
End of year	445,662	461,550	8,035	6,652	1,565	-	29,404	29,982	674	674

(x) fund open in prior year, first activity in current year.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	FGI		FMS		FTI		GCR		HCY
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,089	$708	$(13,005)	$(8,570)	$(44,343)	$(40,346)	$(1,000)	$11,192	$(56,078)	$105,004
Net realized gains (losses)	4,266	920	24,162	8,120	242,110	162,851	2,061	70,537	27,310	16,094
Net unrealized gains (losses)	(2,853)	8,705	106,084	85,667	245,412	609,632	(28,523)	34,850	44,365	52,989
Increase (Decrease) in net assets from operations	$2,502	$10,333	$117,241	$85,217	$443,179	$732,137	$(27,462)	$116,579	$15,597	$174,087

Participant Transactions:
Accumulation Activity:
Purchase payments received	$-	$8,629	$(1)	$410,429	$135,659	$1,473,130	$458	$116,512	$81,404	$998,849
Net transfers between Sub-Accounts and Fixed Account	43,416	29,155	416,172	223,674	141,644	589,329	(425,273)	61,370	(292,693)	362,789
Withdrawals, surrenders, annuitizations and contract charges	(13,984)	(2,467)	(53,624)	(15,184)	(428,285)	(260,677)	(7,955)	(38,406)	(278,419)	(425,493)
Net accumulation activity	$29,432	$35,317	$362,547	$618,919	$(150,982)	$1,801,782	$(432,770)	$139,476	$(489,708)	$936,145

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$191,521
Annuity payments and contract charges	-	-	-	-	-	-	-	-	(23,239)	(17,931)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	(3,119)	(26,993)
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$(26,358)	$146,597
Increase (Decrease) in net assets from participant owner transactions	$29,432	$35,317	$362,547	$618,919	$(150,982)	$1,801,782	$(432,770)	$139,476	$(516,066)	$1,082,742

Increase (Decrease) in net assets	$31,934	$45,650	$479,788	$704,136	$292,197	$2,533,919	$(460,232)	$256,055	$(500,469)	$1,256,829

Net Assets:
Beginning of year	$147,867	$102,217	$1,097,766	$393,630	$5,542,640	$3,008,721	$460,232	$204,177	$3,332,216	$2,075,387
End of year	$179,801	$147,867	$1,577,554	$1,097,766	$5,834,837	$5,542,640	$-	$460,232	$2,831,747	$3,332,216

Unit Transactions:
Beginning of year	10,908	8,184	83,077	32,937	365,919	230,811	27,419	15,963	267,096	183,997
Purchased	-	670	-	34,550	8,889	113,717	30	8,831	7,247	91,039
Transferred between Sub-Accounts and Fixed Accumulation Account	3,169	2,247	30,662	17,657	9,215	43,836	(26,961)	5,394	(23,592)	29,850
Withdrawn, surrendered and Annuitized	(1,032)	(193)	(3,843)	(2,067)	(27,675)	(22,445)	(488)	(2,769)	(23,670)	(37,790)
End of year	13,045	10,908	109,896	83,077	356,348	365,919	-	27,419	227,081	267,096

(#) Fund closed in prior year.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	ACL		CGI		CSI		LFS		LIF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$52,332	$55,032	$(18,476)	$290	$(56,983)	$214,550	$135,436	$70,466	$(57,617)	$(14,653)
Net realized gains (losses)	(7,829)	(13,006)	41,747	17,418	20,629	14,114	(7,805)	(17,967)	77,744	20,370
Net unrealized gains (losses)	(34,654)	(7,472)	19,314	80,744	25,437	1,374	(112,307)	3,958	36,531	215,750
Increase (Decrease) in net assets from operations	$9,849	$34,554	$42,585	$98,452	$(10,917)	$230,038	$15,324	$56,457	$56,658	$221,467

Participant Transactions:
Accumulation Activity:
Purchase payments received	$61,540	$13,855	$3,287	$255,671	$94,462	$564,316	$179,164	$1,630,130	$9,617	$841,803
Net transfers between Sub-Accounts and Fixed Account	105,702	(355,119)	(54,400)	156,689	(240,778)	432,698	(156,045)	481,480	(239,616)	361,139
Withdrawals, surrenders, annuitizations and contract charges	(253,237)	(142,163)	(54,301)	(66,499)	(301,038)	(264,805)	(330,323)	(401,531)	(85,057)	(65,927)
Net accumulation activity	$(85,995)	$(483,427)	$(105,414)	$345,861	$(447,354)	$732,209	$(307,204)	$1,710,079	$(315,056)	$1,137,015

Annuitization Activity:
Annuitizations	$-	$-	$-	$28,518	$-	$192,706	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,449)	(1,933)	(23,958)	(18,024)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(485)	(411)	(3,172)	(2,878)	-	-	-	-
Net annuitization activity	$-	$-	$(2,934)	$26,174	$(27,130)	$171,804	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(85,995)	$(483,427)	$(108,348)	$372,035	$(474,484)	$904,013	$(307,204)	$1,710,079	$(315,056)	$1,137,015

Increase (Decrease) in net assets	$(76,146)	$(448,873)	$(65,763)	$470,487	$(485,401)	$1,134,051	$(291,880)	$1,766,536	$(258,398)	$1,358,482

Net Assets:
Beginning of year	$1,394,310	$1,843,183	$1,041,184	$570,697	$3,482,599	$2,348,548	$4,159,594	$2,393,058	$3,066,837	$1,708,355
End of year	$1,318,164	$1,394,310	$975,421	$1,041,184	$2,997,198	$3,482,599	$3,867,714	$4,159,594	$2,808,439	$3,066,837

Unit Transactions:
Beginning of year	135,400	182,981	87,639	53,627	246,957	189,152	388,375	228,469	248,960	153,372
Purchased	5,974	1,366	241	26,070	7,161	45,728	16,519	157,578	775	72,366
Transferred between Sub-Accounts and Fixed Accumulation Account	10,330	(34,931)	(2,607)	13,713	(17,919)	33,257	(14,274)	44,924	(21,457)	29,319
Withdrawn, surrendered and Annuitized	(24,474)	(14,016)	(4,630)	(5,771)	(22,903)	(21,180)	(31,052)	(42,596)	(6,750)	(6,097)
End of year	127,230	135,400	80,643	87,639	213,296	246,957	359,568	388,375	221,528	248,960

(#) Fund closed in prior year.

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	LSV		NTF		RHC		RFS		WFF
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(23,080)	$(14,256)	$(479)	$(5,167)	$(336)	$(323)	$(8)	$(11)	$226	$(37,599)
Net realized gains (losses)	82,253	19,275	33,805	51,389	1,710	1,272	90	62	189,796	138,018
Net unrealized gains (losses)	71,392	114,344	(31,430)	15,048	24	(165)	(102)	36	158,842	350,044
Increase (Decrease) in net assets from operations	$130,565	$119,363	$1,896	$61,270	$1,398	$784	$(20)	$87	$348,864	$450,463

Participant Transactions:
Accumulation Activity:
Purchase payments received	$952	$357,926	$523	$31,987	$-	$-	$(1)	$1	$91,104	$712,745
Net transfers between Sub-Accounts and Fixed Account	194,263	151,423	(198,637)	(299,861)	11,629	(2,219)	515	-	(118,079)	33,001
Withdrawals, surrenders, annuitizations and contract charges	(94,830)	(44,227)	(8)	(18,363)	(6,018)	(310)	(307)	(306)	(232,539)	(155,369)
Net accumulation activity	$100,385	$465,122	$(198,122)	$(286,237)	$5,611	$(2,529)	$207	$(305)	$(259,514)	$590,377

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$100,385	$465,122	$(198,122)	$(286,237)	$5,611	$(2,529)	$207	$(305)	$(259,514)	$590,377

Increase (Decrease) in net assets	$230,950	$584,485	$(196,226)	$(224,967)	$7,009	$(1,745)	$187	$(218)	$89,350	$1,040,840

Net Assets:
Beginning of year	$1,174,153	$589,668	$196,226	$421,193	$16,081	$17,826	$573	$791	$2,528,623	$1,487,783
End of year	$1,405,103	$1,174,153	$	$196,226	$23,090	$16,081	$760	$573	$2,617,973	$2,528,623

Unit Transactions:
Beginning of year	96,476	54,846	14,789	35,955	1,546	1,787	53	82	164,753	117,587
Purchased	70	33,314	33	2,682	-	-	-	-	5,980	56,199
Transferred between Sub-Accounts and Fixed Accumulation Account	13,711	12,227	(14,821)	(22,282)	1,067	(210)	46	-	(6,542)	4,324
Withdrawn, surrendered and Annuitized	(7,557)	(3,911)		(1,566)	(567)	(31)	(27)	(29)	(14,360)	(13,357)
End of year	102,700	96,476	1	14,789	2,046	1,546	72	53	149,831	164,753

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	WIS		WTF		USC		LA1		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(4,292)	$(5,077)	$(45,885)	$(41,176)	$(126,696)	$(108,360)	$(29,509)	$(23,781)	$(27,699)	$(22,167)
Net realized gains (losses)	20,621	15,470	260,578	63,383	275,087	293,129	258,430	71,375	177,951	56,471
Net unrealized gains (losses)	90,543	102,636	(14,741)	336,206	430,667	715,326	(190,675)	228,422	(32,034)	270,360
Increase (Decrease) in net assets from operations	$106,872	$113,029	$199,952	$358,413	$579,058	$900,095	$38,246	$276,016	$118,218	$304,664

Participant Transactions:
Accumulation Activity:
Purchase payments received	$2,831	$87,347	$62,562	$584,278	$91,414	$1,771,481	$87,837	$1,020,312	$2,923	$625,703
Net transfers between Sub-Accounts and Fixed Account	18,268	47,290	(117,824)	169,714	(178,193)	403,745	114,060	464,374	(35,378)	344,978
Withdrawals, surrenders, annuitizations and contract charges	(7,038)	(16,523)	(180,810)	(61,784)	(477,374)	(285,432)	(319,918)	(257,604)	(55,180)	(20,035)
Net accumulation activity	$14,061	$118,114	$(236,072)	$692,208	$(564,153)	$1,889,794	$(118,021)	$1,227,082	$(87,635)	$950,646

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$14,061	$118,114	$(236,072)	$692,208	$(564,153)	$1,889,794	$(118,021)	$1,227,082	$(87,635)	$950,646

Increase (Decrease) in net assets	$120,933	$231,143	$(36,120)	$1,050,621	$14,905	$2,789,889	$(79,775)	$1,503,098	$30,583	$1,255,310

Net Assets:
Beginning of year	$546,890	$315,747	$2,675,483	$1,624,862	$6,716,852	$3,926,963	$3,030,711	$1,527,613	$1,984,328	$729,018
End of year	$667,823	$546,890	$2,639,363	$2,675,483	$6,731,757	$6,716,852	$2,950,936	$3,030,711	$2,014,911	$1,984,328

Unit Transactions:
Beginning of year	32,618	24,499	186,241	133,952	474,677	323,395	222,044	123,698	129,781	58,062
Purchased	138	6,513	4,199	45,428	6,751	143,122	6,590	83,391	187	48,224
Transferred between Sub-Accounts and Fixed Accumulation Account	968	2,849	(8,559)	12,626	(12,354)	35,125	8,798	37,311	(2,402)	25,746
Withdrawn, surrendered and Annuitized	(385)	(1,243)	(12,534)	(5,765)	(32,001)	(26,965)	(23,886)	(22,356)	(3,548)	(2,251)
End of year	33,339	32,618	169,347	186,241	437,073	474,677	213,546	222,044	124,018	129,781

See notes to financial statements
All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	TEG		TMI		TND		STI		PRR
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(4,544)	$(3,662)	$(15,866)	$(15,930)	$(3,241)	$(2,538)	$(3,030)	$(2,595)	$11,033	$(6,404)
Net realized gains (losses)	6,716	1,139	18,984	4,965	3,373	86	10,994	954	16,546	29,139
Net unrealized gains (losses)	15,648	25,998	18,499	69,528	4,751	10,578	2,677	18,702	(25,383)	21,892
Increase (Decrease) in net assets from operations	$17,820	$23,475	$21,617	$58,563	$4,883	$8,126	$10,641	$17,061	$2,196	$44,627

Participant Transactions:
Accumulation Activity:
Purchase payments received	$3,512	$69,853	$1,283	$83,569	$2,954	$59,928	$542	$16,665	$363	$783,616
Net transfers between Sub-Accounts and Fixed Account	(11,269)	65,120	24,047	151,528	(6,595)	37,246	853	24,114	140,488	408,579
Withdrawals, surrenders, annuitizations and contract charges	(15,455)	(1,435)	(43,817)	(48,273)	(10,369)	(716)	(23,942)	(7,589)	(65,820)	(408,941)
Net accumulation activity	$(23,212)	$133,538	$(18,487)	$186,824	$(14,010)	$96,458	$(22,547)	$33,190	$75,031	$783,254

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	-	-	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(23,212)	$133,538	$(18,487)	$186,824	$(14,010)	$96,458	$(22,547)	$33,190	$75,031	$783,254

Increase (Decrease) in net assets	$(5,392)	$157,013	$3,130	$245,387	$(9,127)	$104,584	$(11,906)	$50,251	$77,227	$827,881

Net Assets:
Beginning of year	$282,517	$125,504	$965,484	$720,097	$188,369	$83,785	$210,971	$160,720	$1,147,252	$319,371
End of year	$277,125	$282,517	$968,614	$965,484	$179,242	$188,369	$199,065	$210,971	$1,224,479	$1,147,252

Unit Transactions:
Beginning of year	22,940	12,449	94,027	75,961	15,219	6,864	19,561	16,476	102,773	30,567
Purchased	256	5,990	167	8,147	284	5,037	44	1,390	60	73,899
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,120)	4,987	2,323	15,492	(835)	3,561	87	2,417	12,495	38,119
Withdrawn, surrendered and Annuitized	(1,097)	(486)	(4,669)	(5,573)	(809)	(243)	(2,050)	(722)	(5,880)	(39,812)
End of year	20,979	22,940	91,848	94,027	13,859	15,219	17,642	19,561	109,448	102,773

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Statements of Changes in Net Assets - continued

	PTR		RX2		SBF		SGF		SMM
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$120,837	$(7,629)	$(349)	$(341)	$25,058	$(19,907)	$(6,813)	$(6,530)	$58,847	$(66,828)
Net realized gains (losses)	156,042	126,175	51	23	143,421	70,144	(4,049)	(3,695)	-	-
Net unrealized gains (losses)	(241,348)	85,240	126	1,504	121,171	401,538	27,380	(13,542)	-	-
Increase (Decrease) in net assets from operations	$35,531	$203,786	$(172)	$1,186	$289,650	$451,775	$16,518	$(23,767)	$58,847	$(66,828)

Participant Transactions:
Accumulation Activity:
Purchase payments received	$294,607	$2,857,832	$-	$-	$262,532	$2,516,950	$(32)	$114,617	$673,891	$2,034,958
Net transfers between Sub-Accounts and Fixed Account	141,873	1,567,516	-	-	(12,047)	599,002	223,917	135,089	1,048,789	52,274
Withdrawals, surrenders, annuitizations and contract charges	(745,718)	(395,193)	(9)	(5)	(649,984)	(266,094)	(20,738)	(43,012)	(1,135,737)	(454,099)
Net accumulation activity	$(309,238)	$4,030,155	$(9)	$(5)	$(399,499)	$2,849,858	$(203,147)	$206,694	$586,943	$1,633,133

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$26,289	$-	$-
Annuity payments and contract charges	-	-	-	-	-	-	(2,004)	(1,705)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	-	-	(392)	(342)	-	-
Net annuitization activity	$-	$-	$-	$-	$-	$-	$(2,396)	$24,242	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(309,238)	$4,030,155	$(9)	$(5)	$(399,499)	$2,849,858	$200,751	$230,936	$586,943	$1,633,133

Increase (Decrease) in net assets	$(273,707)	$4,233,941	$(181)	$1,181	$(109,849)	$3,301,633	$217,269	$207,169	$645,790	$1,566,305

Net Assets:
Beginning of year	$8,771,226	$4,537,285	$17,859	$16,678	$7,005,186	$3,703,553	$413,119	$205,950	$6,714,126	$5,147,821
End of year	$8,497,519	$8,771,226	$17,678	$17,859	$6,895,337	$7,005,186	$630,388	$413,119	$7,359,916	$6,714,126

Unit Transactions:
Beginning of year	848,561	451,418	1,783	1,784	609,958	343,250	41,568	20,483	690,105	522,944
Purchased	28,430	288,847	-	-	23,449	238,632	-	12,502	68,874	222,351
Transferred between Sub-Accounts and Fixed Accumulation Account	13,589	154,105	-	-	18	55,800	24,904	12,127	107,595	5,729
Withdrawn, surrendered and Annuitized	(72,117)	(45,809)	(1)	(1)	(56,195)	(27,724)	(2,077)	(3,544)	(116,632)	(60,919)
End of year	818,463	848,561	1,782	1,783	577,230	609,958	64,395	41,568	749,942	690,105

See notes to financial statements

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account''), a separate account of Sun Life Assurance Company of Canada (U.S.) (the ''Sponsor''), was established on July 13, 1989 as a funding vehicle for the variable portion of All Star contracts, All Star Freedom contracts, All Star Traditions contracts and All Star Extra contracts (collectively, the ''Contracts'') and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain registered open-end mutual funds. The funds offered are: AIM Variable Insurance Fund, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Trust, Galaxy Variable Insurance Products Funds, Liberty Variable Investment Trust, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust and Stein Roe Variable Investment Trust (collectively, "the Funds"). Massachusetts Financial Services Company (''MFS''), an affiliate of the Sponsor, is the investment adviser to the MFS/Sun Life Series Trust (the "Series Trust").

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by participants under the Contracts are recorded in the new Sub-Account upon receipt of the redemption proceeds.

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8

All-Star contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
All-Star Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
All-Star Traditions contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
All-Star Extra contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%

Each year on the account anniversary, an account administration fee (''Account Fee'') equal to $50 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

MFS charges a management fee at an effective annual rate ranging from 1.09% to 1.30%, of the Series Trust net assets.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sales of the contract. In no event shall the aggregate withdrawal charges exceed 8% of the purchase payments made under the contract.

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to All-Star Traditions and All-Star Extra contracts and an effective annual rate of 0.20% of the net assets attributable to All-Star and All-Star Freedom contracts.

As reimbursement for administrative expenses attributable to All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra contracts, which exceed the revenues received from the Account Fees described above derived from such contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to such contracts.

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For the year ended December 31, 2005, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the ''Withdrawals, surrenders, annuitizations and contract charges'' line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund Series 2	$40	$
V.I. International Growth Fund Series 2	96		371
V.I. Premier Equity Fund Series 2	55		132
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	1,771		16,536
Technology Fund	38
Growth and Income Fund	2,206		15,783
Worldwide Privatization Fund	19
Fidelity Variable Insurance Products Funds
Dynamic Capital Appreciation Porfolio
Equity Income Portfolio	209
Growth Opportunities Portfolio
Franklin Templeton Trust
Franklin Growth and Income	84		895
Mutual Shares Securities	362		744
Templeton Foreign Securities	1,879		15,349
Galaxy Variable Insurance Products Funds
VIP Quality Columbia Real Estate Equity	41
Columbia High Yield	2,077		7,278
Liberty Variable Investment Trust
Liberty Federal Securities Fund	637		1,815
Liberty Growth & Income Fund	593		8,074
Colonial Strategic Income Fund	583		1,091
Liberty Federal Securities Fund	934		3,051
Liberty S&P 500 Index Fund	641		803
Liberty Select Value Fund	1,641		5,233
Newport Tiger Fund	7
Rydex Health Care Fund	10
Rydex Financial Services Fund	36		399
Wanger International Select Fund	1,585		5,039
Wanger International Small Cap Fund	229		42
Wanger Select Fund	1,275		2,881
Wanger U.S. Small Cap Fund	2,987		20,645
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	1,815		9,890
Mid-Cap Value	468		1,040
MFS/Sun Life Series Trust
MFS VIT Emerging Growth Series	386		690
MFS VIT Investors Growth Stock Series	355		1,051
MFS VIT New Discovery Series	225		910
MFS VIT Investors Trust Series	227		488
PIMCO Variable Insurance Trust
Real Return Bond Portfolio	429		364
Total Return Bond Portfolio	2,093		21,460
Rydex Variable Trust
OTC Fund	7
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund	2,820		25,249
Growth Stock Fund	124		194
Liberty Money Market Fund	2,242		16,201

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(4) Annuity Reserves

Annuity reserves are calculated using the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-Account for the year ended December 31, 2005:

	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Capital Appreciation Fund Series 2	$3,302	$1,468
V.I. International Growth Fund Series 2	822	31,469
V.I. Premier Equity Fund Series 2	5,761	6,888
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	412,989	900,996
Technology Fund	7,166	106,385
Growth and Income Fund	449,512	670,115
Worldwide Privatization Fund	32,710	12,157
Fidelity Variable Insurance Products Funds
Dynamic Capital Appreciation Portfolio	17,954	100
Equity Income Portfolio	55,870	52,107
Growth Opportunities Portfolio	88	159
Franklin Templeton Trust
Franklin Growth and Income	48,893	17,021
Mutual Shares Securities	466,613	112,935
Templeton Foreign Securities	752,879	948,204
Galaxy Variable Insurance Products Funds
VIP Quality Columbia Real Estate Equity	143,257	442,979
Columbia High Yield	202,060	771,085
Liberty Variable Investment Trust
Liberty Federal Securities Fund	271,273	300,350
Liberty Growth & Income Fund	109,450	235,789
Colonial Strategic Income Fund	152,601	680,896
Liberty Federal Securities Fund	560,330	718,922
Liberty S&P 500 Index Fund	63,456	436,129
Liberty Select Value Fund	345,726	268,421
Newport Tiger Fund	15,811	199,120
Rydex Health Care Fund	11,627	6,352
Rydex Financial Services Fund	583	327
Wanger International Select Fund	302,790	562,078
Wanger International Small Cap Fund	55,880	46,111
Wanger Select Fund	334,679	430,159
Wanger U.S. Small Cap Fund	221,157	912,006
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	559,902	534,151
Mid-Cap Value	284,844	282,448
MFS/Sun Life Series Trust
MFS VIT Emerging Growth Series	4,456	32,212
MFS VIT Investors Growth Stock Series	84,972	119,325
MFS VIT New Discovery Series	17,163	34,414
MFS VIT Investors Trust Series	30,275	55,852
PIMCO Variable Insurance Trust
Real Return Bond Portfolio	215,733	116,470
Total Return Bond Portfolio	1,452,017	1,506,759
Rydex Variable Trust
OTC Fund	1	359
SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund	593,949	968,390
Growth Stock Fund	289,712	95,382
Liberty Money Market Fund	2,912,940	2,267,150

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income		Expense Ratio		Total Return
		Units	lowest to highest			Net Assets	Ratio*		lowest to highest**		lowest to highest***
AI7
	December 31, 2005	6,936	$10.4430	to	10.6044	$72,869	-%	1.65%	to	2.05%	6.36	% to	6.79%
	December 31, 2004	6,628	9.8187	to	9.9300	65,361	-	1.65	to	2.05	4.15	to	4.57
	December 31, 2003	8,460	9.4277	to	9.4957	79,994	-	1.30	to	1.70	26.54	to	27.05
	December 31, 2002 (a)	1,677	7.4505	to	7.4738	12,502	-	1.35	to	2.30	(25.49	) to	(25.26)
AI8
	December 31, 2005	9,034	14.3668	to	16.9761	133,273	0.56	1.65	to	2.10	15.24	to	15.77
	December 31, 2004	11,348	12.4607	to	14.7313	144,361	0.50	1.65	to	2.10	20.91	to	21.66	(y)
	December 31, 2003	13,942	10.2473	to	12.1645	145,523	0.11	1.30	to	1.90	25.71	to	26.86
	December 31, 2002 (a)	36,788	8.1517	to	10.0737	301,098	1.66	1.35	to	2.30	(18.48	) to	0.74
AI9
	December 31, 2005	5,416	9.2481	to	9.3911	50,487	0.60	1.65	to	2.05	3.21	to	3.63
	December 31, 2004	5,526	8.9607	to	9.0623	49,821	0.32	1.65	to	2.05	3.32	to	3.75
	December 31, 2003	5,527	8.6724	to	8.7349	48,125	0.21	1.30	to	1.70	22.27	to	22.77
	December 31, 2002 (a)	8,550	7.0926	to	7.1148	60,741	1.49	1.35	to	2.30	(29.07	) to	(28.85)
AN1
	December 31, 2005	353,387	10.3980	to	15.2742	4,085,879	-	1.35	to	2.50	11.98	to	13.30
	December 31, 2004	387,061	9.2618	to	13.4816	3,984,196	-	1.35	to	2.50	5.63	to	6.88	(y)
	December 31, 2003	236,151	8.7458	to	12.6139	2,296,340	0.01	1.05	to	2.15	10.41	to	21.70	(y)
	December 31, 2002 (a)	24,572	7.2523	to	10.3646	179,112	-	1.35	to	2.30	(27.48	) to	3.65
AN2
	December 31, 2005	17,147	9.0740	to	15.8254	256,878	-	1.35	to	2.10	1.48	to	2.25
	December 31, 2004	23,853	8.9011	to	15.4768	350,268	-	1.35	to	2.10	2.87	to	3.66	(y)
	December 31, 2003	19,462	8.6127	to	14.8555	274,840	-	1.30	to	1.80	40.49	to	41.42	(y)
	December 31, 2002 (a)	252	6.0902			1,537	-	1.35	to	2.30	(39.10)
AN3
	December 31, 2005	445,662	10.7964	to	15.5396	5,305,273	1.26	1.35	to	2.50	1.99	to	3.19
	December 31, 2004	461,550	10.5589	to	15.0595	5,358,523	0.75	1.35	to	2.50	8.43	to	9.72	(y)
	December 31, 2003	305,193	9.7127	to	13.7258	3,231,138	0.55	1.35	to	2.30	17.52	to	30.40	(y)
	December 31, 2002 (a)	65,510	7.5168	to	10.5259	494,407	0.26	1.35	to	2.30	(24.83	) to	5.26
AN4
	December 31, 2005	8,035	17.9348	to	20.7873	145,586	0.30	1.75	to	2.05	18.09	to	18.33
	December 31, 2004	6,652	15.2736			101,560	0.11	1.85			21.67
	December 31, 2003 (g)	6,937	12.5528			87,069	-	1.50			40.43			(y)
FLD
	December 31, 2005 (x)	1,565	12.4610			19,494	-	1.85			18.45
	December 31, 2004
FLE
	December 31, 2005	29,404	11.2796	to	11.4539	333,854	1.47	1.65	to	2.05	3.41	to	3.83
	December 31, 2004	29,982	10.9074	to	11.0310	328,757	1.43	1.65	to	2.05	8.95	to	9.39
	December 31, 2003	30,799	10.0116	to	10.0838	309,403	1.75	1.30	to	1.70	27.37	to	28.27	(y)
	December 31, 2002 (a)	27,398	7.8605	to	10.4684	215,737	-	1.35	to	2.30	(21.39	) to	4.68
FLG
	December 31, 2005	674	11.1130			7,493	0.66	1.65			6.89
	December 31, 2004	674	10.3967			7,011	0.34	1.65			5.07	to	5.12	(y)
	December 31, 2003	698	9.8901	to	13.3796	6,970	0.46	1.30	to	1.35	27.21	to	27.27	(y)
	December 31, 2002 (a)	674	7.7709			5,242	-	1.35	to	2.30	(22.29)
FGI
	December 31, 2005	13,045	13.6935	to	13.9751	179,801	2.61	1.35	to	2.10	1.35	to	2.12
	December 31, 2004	10,908	13.5116	to	13.6155	147,867	2.53	1.65	to	2.10	8.29	to	8.90	(y)
	December 31, 2003 (f)	8,184	12.4778	to	12.5160	102,217	-	1.30	to	1.80	24.78	to	25.16
FMS
	December 31, 2005	109,896	14.2399	to	14.5328	1,577,554	0.84	1.35	to	2.10	8.24	to	9.07
	December 31, 2004	83,077	13.1559	to	13.3247	1,097,766	0.78	1.35	to	2.10	10.26	to	11.11	(y)
	December 31, 2003 (g)	32,937	11.9317	to	11.9683	393,630	-	1.30	to	1.80	19.32	to	19.68

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(f) For the period June 1, 2003 (commencement of operations) through December 31, 2003.

(g) For the period July 1, 2003 (commencement of operations) through December 31, 2003.

(x) fund open in prior year, first activity in current year.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
FTI
	December 31, 2005	356,348	$15.6996	to	16.6853	$5,834,837	1.17%	1.35	% to	2.50%	7.42%	to	8.69%
	December 31, 2004	365,919	14.6148	to	15.3518	5,542,640	1.10	1.35	to	2.50	15.56	to	16.92	(y)
	December 31, 2003 (e)	230,811	12.6471	to	13.1119	3,008,721	0.15	1.05	to	2.15	26.47	to	31.30	(y)
GCR
	December 31, 2005
	December 31, 2004	27,419	15.7305	to	17.8455	460,232	4.58	1.35	to	2.25	27.70	to	28.88
	December 31, 2003	15,963	12.3184	to	13.8962	204,177	4.11	1.05	to	2.30	30.69	to	31.89	(y)
	December 31, 2002 (a)	2,961	9.4404	to	10.5736	27,992	6.62	1.35	to	2.30	(5.60)	to	5.74
HCY
	December 31, 2005	227,081	10.7935	to	12.7105	2,831,747	-	1.35	to	2.50	(0.15)	to	1.03
	December 31, 2004	267,096	10.8094	to	12.6258	3,332,216	5.81	1.35	to	2.50	4.43	to	5.66	(y)
	December 31, 2003 (d)	183,997	10.3511	to	11.9919	2,051,380	5.02	1.05	to	2.15	3.51	to	19.92
ACL
	December 31, 2005	127,230	10.2383	to	10.4116	1,318,164	5.76	1.65	to	2.25	0.28	to	0.89
	December 31, 2004	135,400	10.2100	to	10.3196	1,394,310	5.11	1.65	to	2.25	1.80	to	2.43	(y)
	December 31, 2003 (e)	182,981	10.0294	to	10.0751	1,843,183	-	1.30	to	1.90	0.29	to	0.75
CGI
	December 31, 2005	80,643	10.2182	to	14.5664	975,421	-	1.35	to	2.05	4.03	to	4.77
	December 31, 2004	87,639	9.8222	to	13.9028	1,041,184	1.83	1.35	to	2.10	11.07	to	11.92	(y)
	December 31, 2003	53,627	8.8386	to	12.4216	570,697	2.46	1.05	to	1.80	17.15	to	18.05	(y)
	December 31, 2002 (a)	18,741	7.5409	to	7.5644	141,611	2.90	1.35	to	2.30	(24.59)	to	(24.36)
CSI
	December 31, 2005	213,296	11.2914	to	13.4648	2,997,198	-	1.35	to	2.30	(0.92)	to	0.04
	December 31, 2004	246,957	11.3961	to	13.4592	3,482,599	9.99	1.35	to	2.30	7.32	to	8.37	(y)
	December 31, 2003	189,152	12.1892	to	12.4200	2,324,105	10.13	1.05	to	1.90	15.65	to	16.71	(y)
	December 31, 2002 (a)	39,208	10.5562	to	10.5890	414,518	76.18	1.35	to	2.30	5.56	to	5.89
LFS
	December 31, 2005	359,568	9.9658	to	11.2457	3,867,714	5.37	1.35	to	2.50	(0.13)	to	1.05
	December 31, 2004	388,375	9.9783	to	11.1628	4,159,594	4.03	1.35	to	2.50	1.32	to	2.52	(y)
	December 31, 2003	228,469	9.8485	to	10.9220	2,393,058	3.53	1.05	to	2.15	(1.52)	to	0.94	(y)
	December 31, 2002 (a)	63,662	10.2107	to	10.8539	689,598	-	1.35	to	2.30	2.11	to	8.54
LIF
	December 31, 2005	221,528	10.4604	to	14.8043	2,808,439	-	1.35	to	2.10	2.04	to	2.82
	December 31, 2004	248,960	10.2464	to	14.3989	3,066,837	1.42	1.35	to	2.10	7.63	to	8.63	(y)
	December 31, 2003	153,372	9.4662	to	13.2556	1,708,355	2.02	1.05	to	1.90	24.75	to	25.96	(y)
	December 31, 2002 (a)	39,731	7.5845	to	10.5239	302,488	2.04	1.35	to	2.30	(24.15)	to	5.24
LSV
	December 31, 2005	102,700	12.6140	to	16.0172	1,405,103	-	1.35	to	2.10	9.73	to	10.57
	December 31, 2004	96,476	11.4250	to	14.4864	1,174,153	0.33	1.35	to	2.25	12.72	to	13.76	(y)
	December 31, 2003	54,846	10.1358	to	12.7343	589,668	0.24	1.05	to	1.90	24.51	to	25.72	(y)
	December 31, 2002 (a)	38,195	8.1362	to	8.1743	311,881	0.26	1.35	to	2.30	(18.64)	to	(18.26)
NTF
	December 31, 2005	1	-		-	-	-	-		-	0.17	to	0.25
	December 31, 2004	14,789	12.8468	to	16.2882	196,226	0.58	1.35	to	2.05	13.36	to	14.17	(y)
	December 31, 2003	35,955	11.3331	to	13.8291	421,193	4.44	1.25	to	1.70	42.22	to	42.95	(y)
	December 31, 2002 (a)	1,345	7.9686	to	7.9935	10,744	4.54	1.35	to	2.30	(20.31)	to	(20.07)
RHC
	December 31, 2005	2,046	11.2345	to	11.4081	23,090	-	1.65	to	2.05	8.38	to	8.82
	December 31, 2004	1,546	10.3656	to	10.4831	16,081	-	1.65			4.04	to	4.47
	December 31, 2003	1,787	9.9630	to	10.0349	17,826	-	1.30	to	1.70	27.11	to	27.63	(y)
	December 31, 2002 (a)	1,014	7.8379	to	7.8501	7,938	-	1.35	to	2.30	(21.62)	to	(21.50)

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(d) For the period April 1, 2003 (commencement of operations) through December 31, 2003.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
RFS
	December 31, 2005	72	$11.6452	to	11.8252	$760	0.90%	1.65	% to	2.05%	1.27%	to	1.68%
	December 31, 2004	53	11,6301			573	0.14	1.65			15.18
	December 31, 2003	82	10,0973			791	0.13	1.30			26.80			(y)
	December 31, 2002 (b)	-	-		-	-	-	1.35	to	2.30	-		-
WFF
	December 31, 2005	149,831	16.3483	to	20.3261	2,617,973	2.01	1.35	to	2.50	13.53	to	14.86
	December 31, 2004	164,753	14.3637	to	17.7589	2,528,623	0.29	1.35	to	2.50	21.22	to	22.66	(y)
	December 31, 2003	117,587	11.8186	to	14.5303	1,487,783	0.02	1.05	to	2.15	32.38	to	39.33	(y)
	December 31, 2002 (a)	2,669	8.5737	to	8.6000	22,916	-	1.35	to	2.30	(14.26)	to	(14.00)
WIS
	December 31, 2005	33,339	18.2067	to	23.8586	667,823	1.02	1.35	to	2.05	19.04	to	19.89
	December 31, 2004	32,618	15.2942	to	19.9708	546,890	0.63	1.35	to	2.05	27.33	to	28.51	(y)
	December 31, 2003	24,499	11.9434	to	15.5958	315,747	0.22	1.25	to	1.90	45.52	to	46.86	(y)
	December 31, 2002 (a)	20,913	8.2074	to	10.6574	172,237	-	1.35	to	2.30	(17.93)	to	6.57
WTF
	December 31, 2005	169,347	14.8330	to	18.2542	2,639,363	-	1.35	to	2.10	8.18	to	9.00
	December 31, 2004	186,241	13.7049	to	16.7467	2,675,483	-	1.35	to	2.10	16.79	to	17.69	(y)
	December 31, 2003	133,952	11.7282	to	14.2294	1,624,862	-	1.05	to	1.80	27.72	to	28.96	(y)
	December 31, 2002 (a)	15,349	9.1591	to	9.1876	140,900	-	1.35	to	2.30	(8.41)	to	(8.12)
USC
	December 31, 2005	437,073	13.6738	to	19.6710	6,731,757	-	1.35	to	2.50	8.48	to	9.76
	December 31, 2004	474,677	12.5727	to	17.9225	6,716,852	-	1.35	to	2.50	15.37	to	16.73	(y)
	December 31, 2003	323,395	10.8700	to	15.3536	3,926,963	-	1.05	to	2.15	29.07	to	41.29	(y)
	December 31, 2002 (a)	56,320	7.7641	to	10.8667	439,177	-	1.35	to	2.30	(22.36)	to	8.67
LA1
	December 31, 2005	213,546	13.1763	to	14.0894	2,950,936	0.96	1.35	to	2.50	0.67	to	1.86
	December 31, 2004	222,044	13.0883	to	13.8326	3,030,711	1.00	1.35	to	2.50	9.83	to	11.13	(y)
	December 31, 2003 (e)	123,698	11.9169	to	12.4475	1,527,613	2.18	1.05	to	2.15	19.17	to	24.47
LA2
	December 31, 2005	124,018	16.1282	to	16.4597	2,014,911	0.44	1.35	to	2.10	5.96	to	6.76
	December 31, 2004	129,781	15.2216	to	15.4168	1,984,328	0.36	1.35	to	2.10	21.43	to	22.36	(y)
	December 31, 2003 (e)	58,062	12.5351	to	12.5992	729,018	1.92	1.05	to	1.80	25.18	to	25.99
TEG
	December 31, 2005	20,979	10.3315	to	16.0431	277,125	-	1.35	to	2.05	6.70	to	7.46
	December 31, 2004	22,940	9.6830	to	14.9297	282,517	-	1.35	to	2.05	10.40	to	11.19	(y)
	December 31, 2003	12,449	8.7707	to	13.4268	125,504	-	1.05	to	1.70	27.27	to	28.18	(y)
	December 31, 2002 (a)	6,962	6.902			48,050	-	1.35	to	2.30	(30.98)
TMI
	December 31, 2005	91,848	9.4962	to	13.7088	968,614	0.14	1.35	to	2.25	1.89	to	2.82
	December 31, 2004	94,027	9.3203	to	13.3323	965,484	-	1.35	to	2.25	6.53	to	7.51	(y)
	December 31, 2003	75,961	8.7493	to	12.4010	720,097	-	1.05	to	1.90	19.85	to	20.95	(y)
	December 31, 2002 (a)	6,027	7.3117	to	7.3345	44,120	-	1.35	to	2.30	(26.88)	to	(26.65)
TND
	December 31, 2005	13,859	9.6112	to	14.7220	179,242	-	1.35	to	2.10	2.83	to	3.62
	December 31, 2004	15,219	9.2891	to	14.2081	188,369	-	1.35	to	2.25	3.81	to	4.77	(y)
	December 31, 2003	6,864	8.9479	to	13.5610	83,785	-	1.05	to	1.90	30.37	to	31.63	(y)
	December 31, 2002 (a)	1,639	6.8602	to	10.3023	11,297	-	1.35	to	2.30	(31.40)	to	3.02
STI
	December 31, 2005	17,642	10.5436	to	14.5279	199,065	0.32	1.35	to	2.05	4.84	to	5.58
	December 31, 2004	19,561	10.0573	to	13.7597	210,971	0.43	1.35	to	2.05	8.84	to	9.62	(y)
	December 31, 2003	16,476	9.2404	to	12.5521	160,720	0.17	1.05	to	1.70	19.34	to	20.19	(y)
	December 31, 2002 (a)	5,942	7.7550	to	7.7670	46,124	-	1.35	to	2.30	(22.45)	to	(22.33)
PRR
	December 31, 2005	109,448	10.7922	to	11.3438	1,224,479	2.78	1.35	to	2.30	(0.24)	to	0.72
	December 31, 2004	102,773	10.8186	to	11.2623	1,147,252	1.09	1.35	to	2.30	6.41	to	7.44	(y)
	December 31, 2003 (e)	30,567	10.4179	to	10.4820	319,371	0.68	1.05	to	1.90	4.18	to	4.61	(y)

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(b) For the period May 1, 2002 (commencement of operations) through August 2, 2002.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
PTR
	December 31, 2005	818,463	$10.1715	to	10.5675	$8,497,519	3.39%	1.35	% to	2.50%	(0.10)%	to	1.07%
	December 31, 2004	848,561	10.1818	to	10.4553	8,771,226	1.91	1.35	to	2.50	2.26	to	3.47	(y)
	December 31, 2003 (e)	451,418	9.9565	to	10.1045	4,537,285	(0.20)	1.05	to	2.15	(0.43)	to	1.04
RX2
	December 31, 2005	1,782	9.9186			17,678	-	2.05			(0.95)
	December 31, 2004	1,783	10.0142			17,859	-	2.50			7.10
	December 31, 2003	1,784	9.3504			16,678	-	1.70			42.44	to	42.73
	December 31, 2002 (a)	1,304	6.5644			8,559	-	1.35	to	2.30	(34.36)
SBF
	December 31, 2005	577,230	11.3629	to	13.9618	6,895,337	2.40	1.35	to	2.50	3.75	to	4.97
	December 31, 2004	609,958	10.9243	to	13.3008	7,005,186	1.71	1.35	to	2.50	7.05	to	8.32	(y)
	December 31, 2003	343,250	10.1786	to	12.2795	3,703,553	0.98	1.05	to	2.15	12.19	to	18.67	(y)
	December 31, 2002 (a)	31,771	8.6562	to	10.3477	276,095	-	1.35	to	2.30	(13.44)	to	3.48
SGF
	December 31, 2005	64,395	8.5805	to	12.4185	630,388	0.33	1.35	to	2.05	2.36	to	3.09
	December 31, 2004	41,568	8.3357	to	12.0468	413,119	-	1.35	to	2.25	(4.36)	to	(3.47	)(y)
	December 31, 2003	20,483	8.7155	to	12.4804	205,950	0.11	1.05	to	1.90	22.24	to	23.36	(y)
	December 31, 2002 (a)	2,935	7.1300	to	7.1635	20,963	-	1.35	to	2.30	(28.70)	to	(28.37)
SMM
	December 31, 2005	749,942	9.6714	to	10.0130	7,359,916	2.79	1.35	to	2.50	0.25	to	1.43
	December 31, 2004	690,105	9.6225	to	9.8718	6,714,126	0.91	1.35	to	2.50	(1.65)	to	(0.49	)(y)
	December 31, 2003	522,944	9.7592	to	9.9204	5,147,821	0.62	1.05	to	2.15	(1.63)	to	(0.67	)(y)
	December 31, 2002 (a)	60,365	9.9159	to	9.9877	600,491	1.06	1.35	to	2.30	(0.84)	to	(0.12)

(a) For the period May 1, 2002 (commencement of operations) through December 31, 2002.

(e) For the period May 1, 2003 (commencement of operations) through December 31, 2003.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period.        See footnote ****

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** Amounts below reflect total return as previously reported.
		Total Return		Total Return
		lowest to highest		lowest to highest
		as previously reported		as previously reported
		for the period ended		for the period ended
		December 31, 2004		December 31, 2003

AN1	5.63	to	32.85%	10.17	to	25.78%
AN2	2.87	to	54.77	41.42	to	48.55
AN3	8.43	to	48.40	17.52	to	36.87
AN4	-		-	25.53
FLE	-		-	27.37	to	27.89
FLG	5.12			27.27	to	33.80
FGI	8.29	to	36.04	-		-
FMS	10.26	to	33.25	-		-
FTI	15.56	to	51.96	26.47	to	31.12
GCR	-		-	23.18	to	38.62
HYC	4.43	to	25.55	-		-

All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Included in Sun Life of Canada (U.S) Variable Account F

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		Total Return		Total Return
		lowest to highest		lowest to highest
		as previously reported		as previously reported
		for the period ended		for the period ended
		December 31, 2004		December 31, 2003

ACL	1.80	to	2.37%	-		-%
CGI	11.07	to	37.68	17.21	to	24.22
CSI	7.38	to	13.96	15.89	to	24.20
LFS	1.32	to	5.68	(1.52	) to	3.00
LIF	7.80	to	42.59	21.94	to	32.18
LSV	12.72	to	38.62	22.24	to	27.34
NTF	13.36	to	62.88	13.74	to	42.80
RHC	-		-	0.35	to	27.37
RFS	-		-	0.97
WFF	21.22	to	69.30	18.19	to	45.30
WIS	27.59	to	98.82	37.55	to	46.41
WTF	16.79	to	65.84	25.42	to	42.29
USC	15.37	to	76.61	29.07	to	53.10
LA1	9.83	to	36.92	-		-
LA2	21.43	to	53.13	-		-
TEG	10.40	to	47.84	(12.29	) to	34.27
TMI	6.53	to	32.67	(12.51	) to	24.01
TND	(6.58)	to	41.39	26.44	to	35.61
STI	8.84	to	36.43	(7.60)	to	25.52
PRR	6.46	to	12.24	4.18	to	4.82
PTR	2.26	to	4.20	-		-
SBF	7.05	to	31.07	12.19	to	22.45
SGF	(16.17)	to	12.44	17.43	to	24.80
SMM	(2.72)	to	(0.49)	(1.89	) to	(0.67)

Report of Independent Registered Public Accounting Firm

To the Participants in All-Star, All-Star Freedom, All-Star Traditions and All-Star Extra Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Capital Appreciation Series 2 Sub-Account, AIM V.I. International Growth Series 2 Sub-Account, AIM V.I. Premier Equity Series 2 Sub-Account, Alliance VP Premier Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth & Income Sub-Account, Alliance VP Worldwide Privatization Sub-Account, Fidelity VIP Dynamic Capital Appreciation Sub-Account, Fidelity VIP Equity Income Sub-Account, Fidelity VIP Growth Opportunities Sub-Account, Franklin T.T. Franklin Growth and Income Sub-Account, Franklin T.T. Mutual Shares Securities Sub-Account, Franklin T.T. Templeton Foreign Securities Sub-Account, Galaxy VIP Quality Columbia Real Estate Equity Sub-Account, Galaxy VIP Columbia High Yield Sub-Account, Liberty VIT Liberty Federal Securities VA Class Sub-Account, Liberty VIT Liberty Growth & Income Sub-Account, Liberty VIT Colonial Strategic Income Sub-Account, Liberty VIT Liberty Federal Securities Sub-Account, Liberty VIT Liberty S&P 500 Index Sub-Account, Liberty VIT Liberty Select Value Sub-Account, Liberty VIT Newport Tiger Sub-Account, Liberty VIT Rydex Health Care Sub-Account, Liberty VIT Rydex Financial Services Sub-Account, Liberty VIT Wanger International Select Sub-Account, Liberty VIT Wanger International Small Cap Sub-Account, Liberty VIT Wanger Select Sub-Account, Liberty VIT Wanger U.S. Small Cap Sub-Account, Lord Abbett Series Growth & Income Sub-Account, Lord Abbett Series Mid-Cap Value Sub-Account, MFS/Sun Life VIT Emerging Growth Sub-Account, MFS/Sun Life VIT Investors Growth Stock Sub-Account, MFS/Sun Life VIT New Discovery Sub-Account, MFS/Sun Life VIT Investors Trust Sub-Account, PIMCO VIT Real Return Bond Sub-Account, PIMCO VIT Total Return Bond Sub-Account, Rydex VT OTC Sub-Account, Stein Roe VIT Liberty Asset Allocation Sub-Account, Stein Roe VIT Growth Stock Sub-Account and Stein Roe VIT Liberty Money Market Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005

Assets:
Investment in	Shares	Cost	Value
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2 (AG2)	55,287	$738,172	$943,757
V.I. Core Equity Fund Series 2 (AG3)	17,227	323,738	401,916
V.I. Capital Appreciation Fund (AI1)	1,109,836	23,219,984	27,390,751
V.I. Growth Fund (AI2)	1,685,830	23,781,391	29,080,574
V.I. Growth and Income Fund (AI3)	1,286,428	28,435,616	30,166,741
V.I. International Equity Fund (AI4)	1,477,721	22,363,717	34,238,786
V.I. Value Fund (AI5)	225,297	4,168,223	5,028,619
V.I. Capital Appreciation Fund Series 2 (AI7)	40,458	789,026	988,379
V.I. International Growth Fund Series 2 (AI8)	39,260	559,762	902,989
V.I. Premier Equity Fund Series 2 (AI9)	9,134	179,046	202,584
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund (SGI)	5,465,954	120,587,372	166,547,610
The Alger American Fund
Growth Portfolio (AL1)	881,572	34,611,389	34,601,694
Income and Growth Portfolio (AL2)	2,065,081	22,383,381	21,229,029
Small Capitalization Portfolio (AL3)	303,309	5,211,519	7,182,363
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund (AN1)	467,800	9,702,649	12,415,411
Technology Fund (AN2)	134,566	1,816,474	2,103,260
Growth and Income Fund (AN3)	1,561,647	29,845,268	38,494,592
Worldwide Privatization Fund (AN4)	476,515	8,663,463	11,512,596
Quasar Fund (AN5)	257,964	2,832,039	3,118,785
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio (CS1)	94,290	1,018,022	1,585,964
International Equity Portfolio (CS2)	46,091	450,974	539,269
Global Post-Venture Capital Portfolio (CS3)	34,834	405,408	451,103
Small Company Growth Portfolio (CS4)	115,780	1,539,202	1,723,965
Fidelity Variable Insurance Products Funds
VIP Contrafund (FL1)	1,491,672	33,954,229	45,779,424
VIP Overseas Fund (FL2)	458,510	6,190,725	9,371,943
VIP Growth Fund (FL3)	1,963,980	55,062,494	65,380,910
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2 (FTG)	488,193	5,793,596	6,741,945
Foreign Securities Fund Class 2 (FTI)	405,985	5,343,734	6,341,480
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund (GS2)	486,562	6,204,513	6,777,809
VIT CORE US Equity Fund (GS3)	1,131,451	12,596,961	14,855,949
VIT Growth and Income Fund (GS4)	557,673	5,718,562	6,675,350
VIT International Equity Fund (GS5)	697,126	6,698,830	8,400,364
VIT Capital Growth Fund (GS7)	283,518	2,620,751	3,027,975
INVESCO Variable Investment Funds, Inc.
Dynamics Fund (IV1)	141,401	1,564,837	2,088,498
Small Company Growth Fund (IV2)	234,301	3,033,342	3,798,024
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio (JP1)	635,873	9,091,800	8,647,876
International Opportunities Portfolio (JP2)	351,906	3,322,485	4,293,252
Small Company Portfolio (JP3)	374,653	5,179,350	5,964,483
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio (LA1)	6,867,257	157,007,929	179,647,452
Mid Cap Value (LA2)	5,121,673	84,505,013	108,016,076
International Portfolio (LA3)	514,761	4,162,757	5,368,952
MFS/Sun Life Series Trust
Capital Appreciation Series (CAS)	546,862	10,563,363	10,559,911
Emerging Growth Series (EGS)	1,249,739	18,587,215	21,345,542
Government Securities Series (GSS)	2,540,391	34,041,686	32,618,622
High Yield Series (HYS)	2,922,989	19,570,073	19,964,014
New Discovery S Class (M1A)	3,055,606	34,677,385	43,359,053

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued

MFS/Sun Life Series Trust - continued	Shares	Cost	Value
Massachusetts Investors Growth Stock S Class (M1B)	993,459	$8,209,896	$9,646,490
High Yield S Class (MFC)	1,978,630	13,208,075	13,434,901
Capital Appreciation S Class (MFD)	78,681	1,355,660	1,507,529
Utilities S Class (MFE)	507,296	6,145,394	9,136,402
Emerging Growth S Class (MFF)	158,566	2,139,385	2,678,183
Total Return S Class (MFJ)	4,010,864	69,974,157	76,086,085
Government Securities S Class (MFK)	1,884,007	25,226,939	24,058,765
Massachusetts Investors Trust S Class (MFL)	218,557	5,501,249	6,547,956
Massachusetts Investors Growth Stock Series (MIS)	2,440,806	22,691,154	23,871,082
Massachusetts Investors Trust Series (MIT)	739,177	20,191,214	22,286,189
Money Market Series (MMS)	2,423,775	2,423,775	2,423,775
New Discovery Series (NWD)	2,490,995	25,965,006	35,745,782
Total Return Series (TRS)	2,525,573	43,097,647	48,238,437
Utilities Series (UTS)	1,852,973	23,271,889	33,575,865
OCC Accumulation Trust
Equity Portfolio (OP1)	129,273	4,408,114	4,961,510
Mid Cap Portfolio (OP2)	568,259	7,665,568	9,052,371
Small Cap Portfolio (OP3)	85,536	2,430,353	2,675,580
Managed Portfolio (OP4)	31,430	1,272,559	1,353,995
PIMCO Variable Insurance Trust
High Yield Portfolio (PHY)	10,023,840	79,252,834	82,095,247
Emerging Markets Bond Portfolio (PMB)	4,868,185	62,941,045	66,499,402
Real Return Portfolio (PRR)	1,606,713	20,176,000	20,389,187
Total Return Portfolio (PTR)	10,220,997	106,503,126	104,663,011
Rydex Variable Trust
Nova Fund (RX1)	135,210	919,173	1,157,400
OTC Fund (RX2)	87,297	1,112,124	1,270,177
Salomon Brothers Variable Series Funds, Inc.
Capital Fund (SB1)	40,026	574,135	694,460
Investors Fund (SB2)	40,079	507,183	582,749
Strategic Bond Fund (SB3)	284,325	3,001,367	2,931,393
Total Return Fund (SB4)	287,496	3,067,958	3,260,201
Sun Capital Advisers Trust
Sun Capital Money Market Fund (SC1)	85,623,259	85,623,259	85,623,259
Sun Capital Investment Grade Bond Fund (SC2)	4,686,865	45,834,892	45,556,329
Sun Capital Real Estate Fund (SC3)	3,956,520	56,606,735	74,382,581
SC Blue Chip Mid Cap Fund (SC5)	4,207,503	57,709,866	86,674,566
SC Davis Venture Value Fund (SC7)	4,428,897	39,110,502	51,198,055
SC Value Small Cap Fund (SCB)	5,957,576	71,607,826	82,154,979
Sun Capital All Cap Fund (SCM)	220,610	2,582,490	2,309,789
		$1,791,426,014	$2,088,599,323
Liability:
Payable to Sponsor			1,327,025
Net Assets			$2,089,926,348

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
Net Assets Applicable to Participants:	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS Consolidated Futurity Contracts:	Units	Value	Annuities	Total
AIM Variable Insurance Fund, Inc.
AG2	79,268	$927,657	$15,822	$943,479
AG3	33,532	401,916		401,916
AI1	3,329,705	27,368,639	13,818	27,382,457
AI2	4,786,871	29,005,409	65,189	29,070,598
AI3	3,571,932	30,095,309	67,033	30,162,342
AI4	3,163,208	34,138,697	90,091	34,228,788
AI5	619,108	5,028,619		5,028,619
AI7	80,171	969,351	18,700	988,051
AI8	55,782	902,989		902,989
AI9	16,726	202,584		202,584
Arnhold and S. Bleichroader Advisers, Inc.
SGI	6,745,856	166,413,114	136,882	166,549,996
The Alger American Fund
AL1	4,056,460	34,525,355	117,948	34,643,303
AL2	2,233,544	21,170,246	257,674	21,427,920
AL3	831,703	7,159,548	19,226	7,178,774
Alliance Variable Products Series Fund, Inc.
AN1	1,388,649	12,415,411		12,415,411
AN2	281,537	2,103,260		2,103,260
AN3	3,615,241	38,476,791	12,779	38,489,570
AN4	679,808	11,476,301	35,205	11,511,506
AN5	278,179	3,078,169	45,451	3,123,620
Credit Suisse Institutional Fund, Inc.
CS1	81,847	1,553,055	30,103	1,583,158
CS2	47,318	538,613	570	539,183
CS3	36,326	433,685	14,074	447,759
CS4	159,999	1,721,126	2,488	1,723,614
Fidelity Variable Insurance Products Funds
FL1	3,226,194	45,726,185	51,563	45,777,748
FL2	786,753	9,371,943		9,371,943
FL3	7,227,275	65,321,760	55,224	65,376,984
Franklin Templeton Variable Insurance Products Trust
FTG	400,641	6,728,971	12,857	6,741,828
FTI	369,103	6,341,480		6,341,480
Goldman Sachs Variable Insurance Trust
GS2	412,887	6,747,175	24,711	6,771,886
GS3	1,374,302	14,746,754	216,669	14,963,423
GS4	598,426	6,675,346		6,675,346
GS5	771,158	8,360,419	36,624	8,397,043
GS7	326,430	3,027,975		3,027,975
INVESCO Variable Investment Funds, Inc.
IV1	212,624	2,088,498		2,088,498
IV2	375,781	3,798,024		3,798,024
J.P. Morgan Series Trust II
JP1	940,914	8,582,549	147,960	8,730,509
JP2	400,367	4,276,911	13,934	4,290,845
JP3	458,734	5,962,869		5,962,869
Lord Abbett Series Fund, Inc.
LA1	13,621,201	179,500,788	139,180	179,639,968
LA2	7,264,902	107,923,659	97,445	108,021,104
LA3	389,684	5,316,523	52,196	5,368,719
MFS/Sun Life Series Trust
CAS	1,463,097	10,524,919	49,296	10,574,215
EGS	2,774,869	21,230,454	134,067	21,364,521
GSS	2,528,616	32,551,546	58,774	32,610,320

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Condition - December 31, 2005 - continued
	Applicable to Participants of		Reserve for
	Deferred Variable Annuity Contracts		Variable
MFS/Sun Life Series Trust - continued	Units	Value	Annuities	Total
HYS	1,596,264	$19,874,167	$80,065	$19,954,232
M1A	4,043,848	43,330,472	29,912	43,360,384
M1B	1,009,270	9,646,490		9,646,490
MFC	1,040,497	13,434,901		13,434,901
MFD	159,853	1,507,529		1,507,529
MFE	666,466	9,136,278	113	9,136,391
MFF	256,526	2,678,183		2,678,183
MFJ	6,231,478	75,970,995	106,054	76,077,049
MFK	2,166,389	24,056,641	2,018	24,058,659
MFL	604,951	6,534,481	13,093	6,547,574
MIS	3,336,892	23,791,448	77,746	23,869,194
MIT	2,375,230	22,171,579	90,596	22,262,175
MMS	213,236	2,423,775		2,423,775
NWD	3,540,321	35,731,344	13,626	35,744,970
TRS	3,564,758	48,183,284	46,431	48,229,715
UTS	2,469,647	33,444,025	817,181	34,261,206
OCC Accumulation Trust
OP1	408,070	4,953,599	48,807	5,002,406
OP2	344,254	8,975,459	68,151	9,043,610
OP3	147,235	2,637,279	33,718	2,670,997
OP4	110,184	1,353,995		1,353,995
PIMCO Variable Insurance Trust
PHY	5,685,755	82,052,393	43,964	82,096,357
PMB	3,718,255	66,414,252	84,446	66,498,698
PRR	1,742,533	20,388,201	849	20,389,050
PTR	9,510,770	104,626,334	37,735	104,664,069
Rydex Variable Trust
RX1	133,984	1,157,400		1,157,400
RX2	151,690	1,270,177		1,270,177
Salomon Brothers Variable Series Funds, Inc.
SB1	40,865	694,460		694,460
SB2	42,537	582,749		582,749
SB3	196,147	2,896,001	31,432	2,927,433
SB4	269,408	3,245,658	13,239	3,258,897
Sun Capital Advisers Trust
SC1	8,209,391	85,416,446	569,224	85,985,670
SC2	3,463,625	45,417,313	114,584	45,531,897
SC3	3,158,457	74,315,929	64,577	74,380,506
SC5	5,293,361	86,504,191	149,894	86,654,085
SC7	4,560,454	51,042,100	125,424	51,167,524
SCB	5,183,910	82,024,147	125,862	82,150,009
SCM	162,783	2,284,187	25,600	2,309,787
Net Assets		$2,085,078,454	$4,847,894	$2,089,926,348

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005
	AG2 Sub-Account	AG3 Sub-Account	AI1 Sub-Account	AI2 Sub-Account

Income and Expenses:
Dividend income	$-	$5,014	$16,919	$-
Mortality and expense risk charges	(15,468)	(6,825)	(363,786)	(393,054)
Distribution and administrative expense charges	(1,856)	(819)	(43,654)	(47,166)
Net investment income (loss)	$(17,324)	$(2,630)	$(390,521)	$(440,220)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$19,195	$21,623	$(1,172,331)	$(298,549)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$19,195	$21,623	$(1,172,331)	$(298,549)

Net unrealized appreciation (depreciation) on investments:
End of year	$205,585	$78,178	$4,170,767	$5,299,183
Beginning of year	160,866	84,073	813,752	2,988,093
Change in unrealized appreciation (depreciation)	$44,719	$(5,895)	$3,357,015	$2,311,090

Realized and unrealized gains (losses)	$63,914	$15,728	$2,184,684	$2,012,541
Increase (Decrease) in net assets from operations	$46,590	$13,098	$1,794,163	$1,572,321

	AI3 Sub-Account	AI4 Sub-Account	AI5 Sub-Account	AI7 Sub-Account

Income and Expenses:
Dividend income	$453,355	$214,940	$41,976	$-
Mortality and expense risk charges	(414,848)	(421,562)	(68,488)	(15,040)
Distribution and administrative expense charges	(49,782)	(50,587)	(8,219)	(1,805)
Net investment income (loss)	$(11,275)	$(257,209)	$(34,731)	$(16,845)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,528,253)	$1,899,878	$43,198	$18,439
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(1,528,253)	$1,899,878	$43,198	$18,439

Net unrealized appreciation (depreciation) on investments:
End of year	$1,731,125	$11,875,069	$860,396	$199,353
Beginning of year	(905,731)	8,505,510	672,259	138,607
Change in unrealized appreciation (depreciation)	$2,636,856	$3,369,559	$188,137	$60,746

Realized and unrealized gains (losses)	$1,108,603	$5,269,437	$231,335	$79,185
Increase (Decrease) in net assets from operations	$1,097,328	$5,012,228	$196,604	$62,340

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	AI8 Sub-Account	AI9 Sub-Account	SGI Sub-Account	AL1 Sub-Account

Income and Expenses:
Dividend income	$5,160	$1,234	$3,458,284	$83,726
Mortality and expense risk charges	(13,213)	(3,029)	(2,151,094)	(466,345)
Distribution and administrative expense charges	(1,586)	(364)	(258,131)	(55,961)
Net investment income (loss)	$(9,639)	$(2,159)	$1,049,059	$(438,580)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$45,392	$1,817	$16,020,222	$(3,788,943)
Realized gain distributions	-	-	10,844,618	-
Net realized gains (losses)	$45,392	$1,817	$26,864,840	$(3,788,943)

Net unrealized appreciation (depreciation) on investments:
End of year	$343,227	$23,538	$45,960,238	$(9,695)
Beginning of year	252,115	16,455	46,108,200	(7,487,771)
Change in unrealized appreciation (depreciation)	$91,112	$7,083	$(147,962)	$7,478,076

Realized and unrealized gains (losses)	$136,504	$8,900	$26,716,878	$3,689,133
Increase (Decrease) in net assets from operations	$126,865	$6,741	$27,765,937	$3,250,553

	AL2 Sub-Account	AL3 Sub-Account	AN1 Sub-Account	AN2 Sub-Account

Income and Expenses:
Dividend income	$256,809	$-	$-	$-
Mortality and expense risk charges	(304,954)	(93,325)	(146,610)	(26,067)
Distribution and administrative expense charges	(36,595)	(11,199)	(17,593)	(3,128)
Net investment income (loss)	$(84,740)	$(104,524)	$(164,203)	$(29,195)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(1,634,739)	$71,305	$284,147	$24,731
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(1,634,739)	$71,305	$284,147	$24,731

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,154,352)	$1,970,844	$2,712,762	$286,786
Beginning of year	(3,221,263)	923,417	1,463,073	245,366
Change in unrealized appreciation (depreciation)	$2,066,911	$1,047,427	$1,249,689	$41,420

Realized and unrealized gains (losses)	$432,172	$1,118,732	$1,533,836	$66,151
Increase (Decrease) in net assets from operations	$347,432	$1,014,208	$1,369,633	$36,956

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	AN3 Sub-Account	AN4 Sub-Account	AN5 Sub-Account	CS1 Sub-Account

Income and Expenses:
Dividend income	$555,278	$28,542	$-	$9,437
Mortality and expense risk charges	(563,126)	(121,843)	(29,190)	(15,606)
Distribution and administrative expense charges	(67,575)	(14,621)	(3,503)	(1,873)
Net investment income (loss)	$(75,423)	$(107,922)	$(32,693)	$(8,042)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$2,802,707	$798,065	$231,019	$69,445
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$2,802,707	$798,065	$231,019	$69,445

Net unrealized appreciation (depreciation) on investments:
End of year	$8,649,324	$2,849,133	$286,746	$567,942
Beginning of year	10,202,190	1,870,299	440,740	315,211
Change in unrealized appreciation (depreciation)	$(1,552,866)	$978,834	$(153,994)	$252,731

Realized and unrealized gains (losses)	$1,249,841	$1,776,899	$77,025	$322,176
Increase (Decrease) in net assets from operations	$1,174,418	$1,668,977	$44,332	$314,134

	CS2 Sub-Account	CS3 Sub-Account	CS4 Sub-Account	FL1 Sub-Account

Income and Expenses:
Dividend income	$4,318	$-	$-	$48,030
Mortality and expense risk charges	(6,386)	(5,151)	(23,715)	(556,292)
Distribution and administrative expense charges	(766)	(618)	(2,846)	(66,755)
Net investment income (loss)	$(2,834)	$(5,769)	$(26,561)	$(575,017)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(39,899)	$(74,226)	$77,368	$2,072,665
Realized gain distributions	-	-	-	6,861
Net realized gains (losses)	$(39,899)	$(74,226)	$77,368	$2,079,526

Net unrealized appreciation (depreciation) on investments:
End of year	$88,295	$45,695	$184,763	$11,825,195
Beginning of year	(30,703)	(88,814)	328,769	7,591,879
Change in unrealized appreciation (depreciation)	$118,998	$134,509	$(144,006)	$4,233,316

Realized and unrealized gains (losses)	$79,099	$60,283	$(66,638)	$6,312,842
Increase (Decrease) in net assets from operations	$76,265	$54,514	$(93,199)	$5,737,825

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	FL2 Sub-Account	FL3 Sub-Account	FTG Sub-Account	FTI Sub-Account

Income and Expenses:
Dividend income	$48,846	$182,453	$65,586	$64,234
Mortality and expense risk charges	(123,598)	(919,061)	(86,977)	(75,557)
Distribution and administrative expense charges	(14,832)	(110,287)	(10,437)	(9,067)
Net investment income (loss)	$(89,584)	$(846,895)	$(31,828)	$(20,390)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$883,750	$1,547,373	$198,638	$406,370
Realized gain distributions	48,846	-	-	-
Net realized gains (losses)	$932,596	$1,547,373	$198,638	$406,370

Net unrealized appreciation (depreciation) on investments:
End of year	$3,181,218	$10,318,416	$948,349	$997,746
Beginning of year	2,592,684	8,675,736	666,685	880,268
Change in unrealized appreciation (depreciation)	$588,534	$1,642,680	$281,664	$117,478

Realized and unrealized gains (losses)	$1,521,130	$3,190,053	$480,302	$523,848
Increase (Decrease) in net assets from operations	$1,431,546	$2,343,158	$448,474	$503,458

	GS2 Sub-Account	GS3 Sub-Account	GS4 Sub-Account	GS5 Sub-Account

Income and Expenses:
Dividend income	$16,113	$111,650	$110,543	$25,269
Mortality and expense risk charges	(81,390)	(194,983)	(88,927)	(106,731)
Distribution and administrative expense charges	(9,767)	(23,398)	(10,671)	(12,808)
Net investment income (loss)	$(75,044)	$(106,731)	$10,945	$(94,270)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$449,428	$196,408	$187,446	$8,249
Realized gain distributions	596,592	-	-	-
Net realized gains (losses)	$1,046,020	$196,408	$187,446	$8,249

Net unrealized appreciation (depreciation) on investments:
End of year	$573,296	$2,258,988	$956,788	$1,701,534
Beginning of year	1,281,666	1,687,740	997,656	722,112
Change in unrealized appreciation (depreciation)	$(708,370)	$571,248	$(40,868)	$979,422

Realized and unrealized gains (losses)	$337,650	$767,656	$146,578	$987,671
Increase (Decrease) in net assets from operations	$262,606	$660,925	$157,523	$893,401

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	GS7 Sub-Account	IV1 Sub-Account	IV2 Sub-Account	JP1 Sub-Account
Income and Expenses:
Dividend income	$4,585	$-	$-	$122,758
Mortality and expense risk charges	(42,783)	(27,150)	(50,809)	(121,354)
Distribution and administrative expense charges	(5,134)	(3,258)	(6,097)	(14,562)
Net investment income (loss)	$(43,332)	$(30,408)	$(56,906)	$(13,158)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$195,692	$168,246	$168,053	$(463,620)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$195,692	$168,246	$168,053	$(463,620)

Net unrealized appreciation (depreciation) on investments:
End of year	$407,224	$523,661	$764,682	$(443,924)
Beginning of year	549,153	481,603	727,197	(877,737)
Change in unrealized appreciation (depreciation)	$(141,929)	$42,058	$37,485	$433,813

Realized and unrealized gains (losses)	$53,763	$210,304	$205,538	$(29,807)
Increase (Decrease) in net assets from operations	$10,431	$179,896	$148,632	$(42,965)

	JP2 Sub-Account	JP3 Sub-Account	LA1 Sub-Account	LA2 Sub-Account

Income and Expenses:
Dividend income	$41,130	$-	$1,726,872	$463,261
Mortality and expense risk charges	(57,900)	(82,018)	(2,465,071)	(1,458,118)
Distribution and administrative expense charges	(6,948)	(9,842)	(295,809)	(174,974)
Net investment income (loss)	$(23,718)	$(91,860)	$(1,034,008)	$(1,169,831)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$55,318	$203,257	$4,195,734	$4,376,654
Realized gain distributions	-	804,663	10,550,890	6,329,951
Net realized gains (losses)	$55,318	$1,007,920	$14,746,624	$10,706,605

Net unrealized appreciation (depreciation) on investments:
End of year	$970,767	$785,133	$22,639,523	$23,511,063
Beginning of year	625,147	1,595,760	33,679,917	26,283,694
Change in unrealized appreciation (depreciation)	$345,620	$(810,627)	$(11,040,394)	$(2,772,631)

Realized and unrealized gains (losses)	$400,938	$197,293	$3,706,230	$7,933,974
Increase (Decrease) in net assets from operations	$377,220	$105,433	$2,672,222	$6,764,143

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	LA3 Sub-Account	CAS Sub-Account	EGS Sub-Account	GSS Sub-Account
Income and Expenses:
Dividend income	$-	$65,742	$-	$1,752,158
Mortality and expense risk charges	(56,037)	(147,290)	(283,217)	(464,538)
Distribution and administrative expense charges	(6,725)	(17,675)	(33,986)	(55,745)
Net investment income (loss)	$(62,762)	$(99,223)	$(317,203)	$1,231,875

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$372,173	$(702,739)	$(687,471)	$(416,442)
Realized gain distributions	197,033	-	-	-
Net realized gains (losses)	$569,206	$(702,739)	$(687,471)	$(416,442)

Net unrealized appreciation (depreciation) on investments:
End of year	$1,206,195	$(3,452)	$2,758,327	$(1,423,064)
Beginning of year	721,846	(645,617)	289,452	(921,032)
Change in unrealized appreciation (depreciation)	$484,349	$642,165	$2,468,875	$(502,032)

Realized and unrealized gains (losses)	$1,053,555	$(60,574)	$1,781,404	$(918,474)
Increase (Decrease) in net assets from operations	$990,793	$(159,797)	$1,464,201	$313,401

	HYS Sub-Account	M1A Sub-Account	M1B Sub-Account	MFC Sub-Account

Income and Expenses:
Dividend income	$1,978,378	$-	$28,403	$1,206,069
Mortality and expense risk charges	(284,554)	(633,436)	(134,726)	(192,991)
Distribution and administrative expense charges	(34,146)	(76,012)	(16,167)	(23,159)
Net investment income (loss)	$1,659,678	$(709,448)	$(122,490)	$989,919

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$432,165	$2,155,270	$104,916	$3,467
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$432,165	$2,155,270	$104,916	$3,467

Net unrealized appreciation (depreciation) on investments:
End of year	$393,941	$8,681,668	$1,436,594	$226,826
Beginning of year	2,386,109	8,787,677	1,187,531	1,236,243
Change in unrealized appreciation (depreciation)	$(1,992,168)	$(106,009)	$249,063	$(1,009,417)

Realized and unrealized gains (losses)	$(1,560,003)	$2,049,261	$353,979	$(1,005,950)
Increase (Decrease) in net assets from operations	$99,675	$1,339,813	$231,489	$(16,031)

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	MFD Sub-Account	MFE Sub-Account	MFF Sub-Account	MFJ Sub-Account
Income and Expenses:
Dividend income	$7,193	$73,285	$-	$1,940,962
Mortality and expense risk charges	(25,965)	(116,831)	(33,674)	(1,207,305)
Distribution and administrative expense charges	(3,116)	(14,020)	(4,041)	(144,877)
Net investment income (loss)	$(21,888)	$(57,566)	$(37,715)	$588,780

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$70,563	$817,705	$105,555	$1,527,351
Realized gain distributions	-	-	-	1,992,364
Net realized gains (losses)	$70,563	$817,705	$105,555	$3,519,715

Net unrealized appreciation (depreciation) on investments:
End of year	$151,869	$2,991,008	$538,798	$6,111,928
Beginning of year	239,022	2,506,444	437,550	9,423,975
Change in unrealized appreciation (depreciation)	$(87,153)	$484,564	$101,248	$(3,312,047)

Realized and unrealized gains (losses)	$(16,590)	$1,302,269	$206,803	$207,668
Increase (Decrease) in net assets from operations	$(38,478)	$1,244,703	$169,088	$796,448

	MFK Sub-Account	MFL Sub-Account	MIS Sub-Account	MIT Sub-Account

Income and Expenses:
Dividend income	$1,167,951	$52,422	$136,170	$225,494
Mortality and expense risk charges	(354,553)	(83,402)	(336,727)	(302,835)
Distribution and administrative expense charges	(42,546)	(10,008)	(40,407)	(36,340)
Net investment income (loss)	$770,852	$(40,988)	$(240,964)	$(113,681)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(349,311)	$159,019	$(1,602,763)	$(694,909)
Realized gain distributions	-	-	-	-
Net realized gains (losses)	$(349,311)	$159,019	$(1,602,763)	$(694,909)

Net unrealized appreciation (depreciation) on investments:
End of year	$(1,168,174)	$1,046,707	$1,179,928	$2,094,975
Beginning of year	(866,618)	816,554	(1,265,038)	(27,058)
Change in unrealized appreciation (depreciation)	$(301,556)	$230,153	$2,444,966	$2,122,033

Realized and unrealized gains (losses)	$(650,867)	$389,172	$842,203	$1,427,124
Increase (Decrease) in net assets from operations	$119,985	$348,184	$601,239	$1,313,443

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	MMS Sub-Account	NWD Sub-Account	TRS Sub-Account	UTS Sub-Account
Income and Expenses:
Dividend income	$81,936	$-	$1,342,952	$327,636
Mortality and expense risk charges	(38,730)	(469,809)	(662,155)	(425,257)
Distribution and administrative expense charges	(4,648)	(56,377)	(79,459)	(51,031)
Net investment income (loss)	$38,558	$(526,186)	$601,338	$(148,652)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$-	$1,719,976	$931,282	$367,254
Realized gain distributions	-	-	1,292,014	-
Net realized gains (losses)	$-	$1,719,976	$2,223,296	$367,254

Net unrealized appreciation (depreciation) on investments:
End of year	$-	$9,780,776	$5,140,790	$10,303,976
Beginning of year	-	9,860,479	7,215,586	5,733,293
Change in unrealized appreciation (depreciation)	$-	$(79,703)	$(2,074,796)	$4,570,683

Realized and unrealized gains (losses)	$-	$1,640,273	$148,500	$4,937,937
Increase (Decrease) in net assets from operations	$38,558	$1,114,087	$749,838	$4,789,285

	OP1 Sub-Account	OP2 Sub-Account	OP3 Sub-Account	OP4 Sub-Account

Income and Expenses:
Dividend income	$21,920	$-	$-	$19,985
Mortality and expense risk charges	(63,729)	(115,554)	(34,343)	(19,144)
Distribution and administrative expense charges	(7,647)	(13,866)	(4,121)	(2,297)
Net investment income (loss)	$(49,456)	$(129,420)	$(38,464)	$(1,456)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$83,183	$133,285	$42,741	$20,523
Realized gain distributions	-	378,863	395,855	54,015
Net realized gains (losses)	$83,183	$512,148	$438,596	$74,538

Net unrealized appreciation (depreciation) on investments:
End of year	$553,396	$1,386,803	$245,227	$81,436
Beginning of year	321,984	561,689	709,864	103,471
Change in unrealized appreciation (depreciation)	$231,412	$825,114	$(464,637)	$(22,035)

Realized and unrealized gains (losses)	$314,595	$1,337,262	$(26,041)	$52,503
Increase (Decrease) in net assets from operations	$265,139	$1,207,842	$(64,505)	$51,047

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued
	PHY Sub-Account	PMB Sub-Account	PRR Sub-Account	PTR Sub-Account
Income and Expenses:
Dividend income	$5,210,816	$3,194,013	$567,067	$3,512,967
Mortality and expense risk charges	(1,134,394)	(904,747)	(276,121)	(1,479,505)
Distribution and administrative expense charges	(136,127)	(108,570)	(33,135)	(177,541)
Net investment income (loss)	$3,940,295	$2,180,696	$257,811	$1,855,921

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$1,628,658	$1,379,082	$188,572	$376,148
Realized gain distributions	-	1,199,535	221,924	1,664,307
Net realized gains (losses)	$1,628,658	$2,578,617	$410,496	$2,040,455

Net unrealized appreciation (depreciation) on investments:
End of year	$2,842,413	$3,558,357	$213,187	$(1,840,115)
Beginning of year	6,525,848	2,831,242	763,245	1,213,360
Change in unrealized appreciation (depreciation)	$(3,683,435)	$727,115	$(550,058)	$(3,053,475)

Realized and unrealized gains (losses)	$(2,054,777)	$3,305,732	$(139,562)	$(1,013,020)
Increase (Decrease) in net assets from operations	$1,885,518	$5,486,428	$118,249	$842,901

	RX1 Sub-Account	RX2 Sub-Account	SB1 Sub-Account	SB2 Sub-Account

Income and Expenses:
Dividend income	$3,224	$-	$5,936	$6,838
Mortality and expense risk charges	(14,841)	(26,390)	(8,816)	(7,167)
Distribution and administrative expense charges	(1,781)	(3,167)	(1,058)	(860)
Net investment income (loss)	$(13,398)	$(29,557)	$(3,938)	$(1,189)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$66,894	$198,450	$11,923	$6,999
Realized gain distributions	-	-	489	-
Net realized gains (losses)	$66,894	$198,450	$12,412	$6,999

Net unrealized appreciation (depreciation) on investments:
End of year	$238,227	$158,053	$120,325	$75,566
Beginning of year	262,118	434,394	109,679	52,835
Change in unrealized appreciation (depreciation)	$(23,891)	$(276,341)	$10,646	$22,731

Realized and unrealized gains (losses)	$43,003	$(77,891)	$23,058	$29,730
Increase (Decrease) in net assets from operations	$29,605	$(107,448)	$19,120	$28,541

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

	SB3 Sub-Account	SB4 Sub-Account	SC1 Sub-Account	SC2 Sub-Account
Income and Expenses:
Dividend income	$140,783	$64,367	$2,497,727	$2,275,942
Mortality and expense risk charges	(36,972)	(43,697)	(1,267,202)	(647,848)
Distribution and administrative expense charges	(4,437)	(5,244)	(152,064)	(77,742)
Net investment income (loss)	$99,374	$15,426	$1,078,461	$1,550,352

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$51,881	$75,798	$-	$497,052
Realized gain distributions	82,464	22,417	-	465,504
Net realized gains (losses)	$134,345	$98,215	$-	$962,556

Net unrealized appreciation (depreciation) on investments:
End of year	$(69,974)	$192,243	$-	$(278,563)
Beginning of year	130,493	241,421	-	2,009,759
Change in unrealized appreciation (depreciation)	$(200,467)	$(49,178)	$-	$(2,288,322)

Realized and unrealized gains (losses)	$(66,122)	$49,037	$-	$(1,325,766)
Increase (Decrease) in net assets from operations	$33,252	$64,463	$1,078,461	$224,586

	SC3 Sub-Account	SC5 Sub-Account	SC7 Sub-Account	SCB Sub-Account

Income and Expenses:
Dividend income	$1,172,054	$74,539	$356,710	$-
Mortality and expense risk charges	(1,003,476)	(1,138,990)	(667,581)	(1,107,235)
Distribution and administrative expense charges	(120,417)	(136,679)	(80,110)	(132,868)
Net investment income (loss)	$48,161	$(1,201,130)	$(390,981)	$(1,240,103)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$5,183,248	$4,845,527	$2,131,415	$3,975,671
Realized gain distributions	6,305,928	2,085,878	-	10,808,524
Net realized gains (losses)	$11,489,176	$6,931,405	$2,131,415	$14,784,195

Net unrealized appreciation (depreciation) on investments:
End of year	$17,775,846	$28,964,700	$12,087,553	$10,547,153
Beginning of year	23,564,286	23,185,392	9,856,081	22,077,315
Change in unrealized appreciation (depreciation)	$(5,788,440)	$5,779,308	$2,231,472	$(11,530,162)

Realized and unrealized gains (losses)	$5,700,736	$12,710,713	$4,362,887	$3,254,033
Increase (Decrease) in net assets from operations	$5,748,897	$11,509,583	$3,971,906	$2,013,930

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Operations - Year Ended December 31, 2005 - continued

SCM Sub-Account
Income and Expenses:
Dividend income	$2,921
Mortality and expense risk charges	(38,545)
Distribution and administrative expense charges	(4,625)
Net investment income (loss)	$(40,249)

Realized and Unrealized gains (losses):
Realized gains (losses) on investment transactions:
Realized gains (losses) on sales of fund shares	$94,662
Realized gain distributions	367,731
Net realized gains (losses)	$462,393

Net unrealized appreciation (depreciation) on investments:
End of year	$(272,701)
Beginning of year	284,933
Change in unrealized appreciation (depreciation)	$(557,634)

Realized and unrealized gains (losses)	$(95,241)
Increase (Decrease) in net assets from operations	$(135,490)

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets

	AG2		AG3		AI1		AI2		AI3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(17,324)	$(13,898)	$(2,630)	$(3,993)	$(390,521)	$(450,360)	$(440,220)	$(499,512)	$(11,275)	$(191,213)
Net realized gains (losses)	19,195	18,720	21,623	9,203	(1,172,331)	(2,188,696)	(298,549)	(1,706,194)	(1,528,253)	(1,773,349)
Net unrealized gains (losses)	44,719	62,498	(5,895)	22,619	3,357,015	4,112,326	2,311,090	4,322,739	2,636,856	4,420,923
Increase (Decrease) in net assets from operations	$46,590	$67,320	$13,098	$27,829	$1,794,163	$1,473,270	$1,572,321	$2,117,033	$1,097,328	$2,456,361

Participant Transactions:
Accumulation Activity:
Purchase payments received	$2,573	$101,545	$25,806	$13,440	$295,335	$213,821	$325,709	$276,308	$373,138	$245,743
Net transfers between Sub-Accounts and Fixed Account	(18,378)	239,938	(74,789)	(8,190)	(2,694,558)	234,950	(3,097,369)	(2,055,966)	(2,883,398)	(2,338,242)
Withdrawals, surrenders, annuitizations and contract charges	(29,163)	(24,108)	(2,208)	(13,643)	(3,311,936)	(2,825,586)	(3,781,102)	(3,045,744)	(3,791,772)	(3,053,815)
Net accumulation activity	$(44,968)	$317,375	$(51,191)	$(8,393)	$(5,711,159)	$(2,376,815)	$(6,552,762)	$(4,825,402)	$(6,302,032)	$(5,146,314)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$37,004	$-	$-
Annuity payments and contract charges	(860)	(837)	-	-	(12,553)	(2,251)	(22,564)	(17,556)	(25,011)	(14,839)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(221)	(215)	-	-	(990)	(755)	(1,680)	(1,787)	(1,146)	(1,305)
Net annuitization activity	$(1,081)	$(1,052)	$-	$-	$(13,543)	$(3,006)	$(24,244)	$17,661	$(26,157)	$(16,144)
Increase (Decrease) in net assets from
Participant owner transactions	$(46,049)	$316,323	$(51,191)	$(8,393)	$(5,724,702)	$(2,379,821)	$(6,577,006)	$(4,807,741)	$(6,328,189)	$(5,162,458)

Increase (Decrease) in net assets	$541	$383,643	$(38,093)	$19,436	$(3,930,539)	$(906,551)	$(5,004,685)	$(2,690,708)	$(5,230,861)	$(2,706,097)

Net Assets:
Beginning of year	$942,938	$559,295	$440,009	$420,573	$31,312,996	$32,219,547	$34,075,283	$36,765,991	$35,393,203	$38,099,300
End of year	$943,479	$942,938	$401,916	$440,009	$27,382,457	$31,312,996	$29,070,598	$34,075,283	$30,162,342	$35,393,203

Unit Transactions:
Beginning of year	83,335	47,672	37,182	37,791	4,032,429	4,349,721	5,955,627	6,855,680	4,307,659	4,977,326
Purchased	262	8,206	1,981	1,122	38,267	30,672	60,375	48,853	39,955	31,424
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,889)	29,248	(5,445)	(647)	(311,001)	35,719	(566,030)	(412,755)	(345,895)	(311,766)
Withdrawn, Surrendered and Annuitized	(2,440)	(1,791)	(186)	(1,084)	(429,990)	(383,683)	(663,101)	(536,151)	(429,787)	(389,325)
End of year	79,268	83,335	33,532	37,182	3,329,705	4,032,429	4,786,871	5,955,627	3,571,932	4,307,659

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	AI4		AI5		AI7		AI8		AI9
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(257,209)	$(245,087)	$(34,731)	$(60,490)	$(16,845)	$(14,003)	$(9,639)	$(8,350)	$(2,159)	$(2,272)
Net realized gains (losses)	1,899,878	510,223	43,198	(12,250)	18,439	54,524	45,392	38,448	1,817	3,436
Net unrealized gains (losses)	3,369,559	5,896,612	188,137	294,571	60,746	3,038	91,112	126,411	7,083	6,002
Increase (Decrease) in net assets from operations	$5,012,228	$6,161,748	$196,604	$221,831	$62,340	$43,559	$126,865	$156,509	$6,741	$7,166

Participant Transactions:
Accumulation Activity:
Purchase payments received	$261,764	$161,853	$9,341	$76,225	$8,651	$39,887	$788	$2,922	$3,450	$5,430
Net transfers between Sub-Accounts and Fixed Account	(319,487)	(497,942)	(314,663)	(403,410)	(20,011)	140,023	(97,642)	60,285	2,766	75,065
Withdrawals, surrenders, annuitizations and contract charges	(3,888,393)	(2,377,105)	(364,568)	(651,312)	(23,251)	(77,582)	(17,206)	(41,016)	(11,038)	(15,012)
Net accumulation activity	$(3,946,116)	$(2,713,194)	$(669,890)	$(978,497)	$(34,611)	$102,328	$(114,060)	$22,191	$(4,822)	$65,483

Annuitization Activity:
Annuitizations	$-	$21,950	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(27,271)	(12,871)	-	-	(1,003)	(980)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(2,256)	(2,331)	-	-	(262)	(252)	-	-	-	-
Net annuitization activity	$(29,527)	$6,748	$-	$-	$(1,265)	$(1,232)	$-	$-	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(3,975,643)	$(2,706,446)	$(669,890)	$(978,497)	$(35,876)	$101,096	$(114,060)	$22,191	$(4,822)	$65,483

Increase (Decrease) in net assets	$1,036,585	$3,455,302	$(473,286)	$(756,666)	$26,464	$144,655	$12,805	$178,700	$1,919	$72,649

Net Assets:
Beginning of year	$33,192,203	$29,736,901	$5,501,905	$6,258,571	$961,587	$816,932	$890,184	$711,484	$200,665	$128,016
End of year	$34,228,788	$33,192,203	$5,028,619	$5,501,905	$988,051	$961,587	$902,989	$890,184	$202,584	$200,665

Unit Transactions:
Beginning of year	3,574,144	3,910,999	705,233	836,085	83,459	72,162	63,338	60,796	17,199	11,352
Purchased	27,135	19,219	1,199	10,276	644	3,787	56	239	262	482
Transferred between Sub-Accounts and Fixed Accumulation Account	(47,746)	(78,047)	(40,656)	(53,237)	(2,370)	13,180	(6,506)	5,491	227	6,990
Withdrawn, Surrendered and Annuitized	(390,325)	(278,027)	(46,668)	(87,891)	(1,562)	(5,670)	(1,106)	(3,188)	(962)	(1,625)
End of year	3,163,208	3,574,144	619,108	705,233	80,171	83,459	55,782	63,338	16,726	17,199

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SGI		AL1		AL2		AL3		AN1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,049,059	$1,058,814	$(438,580)	$(659,441)	$(84,740)	$(261,655)	$(104,524)	$(112,216)	$(164,203)	$(169,771)
Net realized gains (losses)	26,864,840	10,633,779	(3,788,943)	(5,955,487)	(1,634,739)	(2,944,851)	71,305	(342,483)	284,147	(73,150)
Net unrealized gains (losses)	(147,962)	16,564,536	7,478,076	7,935,279	2,066,911	4,785,708	1,047,427	1,500,688	1,249,689	982,161
Increase (Decrease) in net assets from operations	$27,765,937	$28,257,129	$3,250,553	$1,320,351	$347,432	$1,579,202	$1,014,208	$1,045,989	$1,369,633	$739,240

Participant Transactions:
Accumulation Activity:
Purchase payments received	$3,430,260	$9,488,136	$192,674	$149,631	$87,777	$193,890	$34,390	$20,038	$72,077	$139,872
Net transfers between Sub-Accounts and Fixed Account	6,036,914	12,576,623	(6,525,769)	(6,154,127)	(2,329,145)	(4,966,421)	(645,380)	(942,584)	1,818	242,332
Withdrawals, surrenders, annuitizations and contract charges	(13,398,287)	(7,972,357)	(4,003,414)	(4,659,809)	(3,405,377)	(2,804,426)	(830,079)	(674,293)	(913,092)	(1,237,558)
Net accumulation activity	$(3,931,113)	$14,092,402	$(10,336,509)	$(10,664,305)	$(5,646,745)	$(7,576,957)	$(1,441,069)	$(1,596,839)	$(839,197)	$(855,354)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$6,962	$-	$-	$-	$-
Annuity payments and contract charges	(20,910)	(13,965)	(23,708)	(11,472)	(46,263)	(36,531)	(14,805)	(4,312)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	1,821	704	42,297	(1,098)	218,958	(3,001)	(889)	(761)	-	-
Net annuitization activity	$(19,089)	$(13,261)	$18,589	$(12,570)	$172,695	$(32,570)	$(15,694)	$(5,073)	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(3,950,202)	$14,079,141	$(10,317,920)	$(10,676,875)	$(5,474,050)	$(7,609,527)	$(1,456,763)	$(1,601,912)	$(839,197)	$(855,354)

Increase (Decrease) in net assets	$23,815,735	$42,336,270	$(7,067,367)	$(9,356,524)	$(5,126,618)	$(6,030,325)	$(442,555)	$(555,923)	$530,436	$(116,114)

Net Assets:
Beginning of year	$142,734,261	$100,397,991	$41,710,670	$51,067,194	$26,554,538	$32,584,863	$7,621,329	$8,177,252	$11,884,975	$12,001,089
End of year	$166,549,996	$142,734,261	$34,643,303	$41,710,670	$21,427,920	$26,554,538	$7,178,774	$7,621,329	$12,415,411	$11,884,975

Unit Transactions:
Beginning of year	6,913,520	6,087,549	5,448,196	6,967,886	2,847,367	3,733,810	1,007,491	1,243,757	1,506,718	1,617,322
Purchased	156,526	568,264	20,081	21,012	9,300	25,965	4,122	3,157	8,069	16,440
Transferred between Sub-Accounts and Fixed Accumulation Account	280,579	708,320	(918,772)	(892,099)	(255,118)	(589,666)	(76,591)	(140,722)	(13,306)	38,721
Withdrawn, Surrendered and Annuitized	(604,769)	(450,613)	(493,045)	(648,603)	(368,005)	(322,742)	(103,319)	(98,701)	(112,832)	(165,765)
End of year	6,745,856	6,913,520	4,056,460	5,448,196	2,233,544	2,847,367	831,703	1,007,491	1,388,649	1,506,718

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	AN2		AN3		AN4		AN5		CS1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(29,195)	$(36,371)	$(75,423)	$(332,109)	$(107,922)	$(70,618)	$(32,693)	$(28,061)	$(8,042)	$(13,322)
Net realized gains (losses)	24,731	156,587	2,802,707	450,067	798,065	390,727	231,019	106,554	69,445	(34,402)
Net unrealized gains (losses)	41,420	(104,598)	(1,552,866)	3,980,470	978,834	810,237	(153,994)	212,580	252,731	292,637
Increase (Decrease) in net assets from operations	$36,956	$15,618	$1,174,418	$4,098,428	$1,668,977	$1,130,346	$44,332	$291,073	$314,134	$244,913

Participant Transactions:
Accumulation Activity:
Purchase payments received	$23,960	$84,289	$277,663	$655,705	$74,444	$97,207	$21,914	$11,498	$370	$1,045
Net transfers between Sub-Accounts and Fixed Account	45,011	(685,741)	(963,228)	610,724	3,724,408	1,702,760	452,687	1,508,304	130,671	181,549
Withdrawals, surrenders, annuitizations and contract charges	(102,721)	(131,875)	(8,249,609)	(5,171,691)	(567,950)	(416,949)	(237,577)	(80,552)	(113,808)	(211,810)
Net accumulation activity	$(33,750)	$(733,327)	$(8,935,174)	$(3,905,262)	$3,230,902	$1,383,018	$237,024	$1,439,250	$17,233	$(29,216)

Annuitization Activity:
Annuitizations	$-	$-	$-	$(6,863)	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(989)	(668)	(6,774)	(4,490)	(1,671)	(687)	(3,807)	(2,816)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(314)	4,287	(680)	(255)	(397)	5,232	(872)	(622)
Net annuitization activity	$-	$-	$(1,303)	$(3,244)	$(7,454)	$(4,745)	$(2,068)	$4,545	$(4,679)	$(3,438)
Increase (Decrease) in net assets from
Participan owner transactions	$(33,750)	$(733,327)	$(8,936,477)	$(3,908,506)	$3,223,448	$1,378,273	$234,956	$1,443,795	$12,554	$(32,654)

Increase (Decrease) in net assets	$3,206	$(717,709)	$(7,762,059)	$189,922	$4,892,425	$2,508,619	$279,288	$1,734,868	$326,688	$212,259

Net Assets:
Beginning of year	$2,100,054	$2,817,763	$46,251,629	$46,061,707	$6,619,081	$4,110,462	$2,844,332	$1,109,464	$1,256,470	$1,044,211
End of year	$2,103,260	$2,100,054	$38,489,570	$46,251,629	$11,511,506	$6,619,081	$3,123,620	$2,844,332	$1,583,158	$1,256,470

Unit Transactions:
Beginning of year	281,520	396,141	4,469,640	4,877,794	465,307	351,603	264,939	116,800	80,296	82,222
Purchased	3,458	10,208	25,929	61,222	4,851	6,689	1,941	1,053		70
Transferred between Sub-Accounts and Fixed Accumulation Account	12,046	(104,903)	(84,976)	71,264	248,715	142,262	34,886	155,819	9,416	12,100
Withdrawn, Surrendered and Annuitized	(15,487)	(19,926)	(795,352)	(540,640)	(39,065)	(35,247)	(23,587)	(8,733)	(7,865)	(14,096)
End of year	281,537	281,520	3,615,241	4,469,640	679,808	465,307	278,179	264,939	81,847	80,296

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	CS2		CS3		CS4		FL1		FL2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(2,834)	$(2,111)	$(5,769)	$(6,415)	$(26,561)	$(27,313)	$(575,017)	$(403,363)	$(89,584)	$(38,610)
Net realized gains (losses)	(39,899)	(71,860)	(74,226)	(52,055)	77,368	111,195	2,079,526	930,705	932,596	625,993
Net unrealized gains (losses)	118,998	139,586	134,509	125,987	(144,006)	61,356	4,233,316	3,503,984	588,534	409,493
Increase (Decrease) in net assets from operations	$76,265	$65,615	$54,514	$67,517	$(93,199)	$145,238	$5,737,825	$4,031,326	$1,431,546	$996,876

Participant Transactions:
Accumulation Activity:
Purchase payments received	$204	$-	$750	$3,875	$4,521	$3,225	$412,829	$1,150,455	$43,047	$206,978
Net transfers between Sub-Accounts and Fixed Account	(18,655)	(57,543)	9,288	69,394	61,037	948,163	7,421,916	8,195,023	(721,404)	346,185
Withdrawals, surrenders, annuitizations and contract charges	(44,892)	(53,164)	(107,651)	(28,632)	(395,293)	(251,516)	(3,450,744)	(2,108,146)	(861,127)	(913,498)
Net accumulation activity	$(63,343)	$(110,707)	$(97,613)	$44,637	$(329,735)	$699,872	$4,384,001	$7,237,332	$(1,539,484)	$(360,335)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(130)	(116)	(1,123)	(989)	(221)	(220)	(2,672)	(1,714)	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(20)	(17)	(616)	(561)	(28)	(69)	(613)	(300)	-	-
Net annuitization activity	$(150)	$(133)	$(1,739)	$(1,550)	$(249)	$(289)	$(3,285)	$(2,014)	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(63,493)	$(110,840)	$(99,352)	$43,087	$(329,984)	$699,583	$4,380,716	$7,235,318	$(1,539,484)	$(360,335)

Increase (Decrease) in net assets	$12,772	$(45,225)	$(44,838)	$110,604	$(423,183)	$844,821	$10,118,541	$11,266,644	$(107,938)	$636,541

Net Assets:
Beginning of year	$526,411	$571,636	$492,597	$381,993	$2,146,797	$1,301,976	$35,659,207	$24,392,563	$9,479,881	$8,843,340
End of year	$539,183	$526,411	$447,759	$492,597	$1,723,614	$2,146,797	$45,777,748	$35,659,207	$9,371,943	$9,479,881

Unit Transactions:
Beginning of year	53,306	65,412	45,514	41,071	191,347	117,857	2,876,581	2,230,010	931,307	975,952
Purchased			84	478	474	326	31,399	95,329	4,372	16,167
Transferred between Sub-Accounts and Fixed Accumulation Account	(1,647)	(6,221)	742	7,102	6,116	89,862	583,198	734,013	(67,804)	29,345
Withdrawn, Surrendered and Annuitized	(4,341)	(5,885)	(10,014)	(3,137)	(37,938)	(16,698)	(264,984)	(182,771)	(81,122)	(90,157)
End of year	47,318	53,306	36,326	45,514	159,999	191,347	3,226,194	2,876,581	786,753	931,307

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	FL3		FTG		FTI		GS2		GS3
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(846,895)	$(935,306)	$(31,828)	$(20,612)	$(20,390)	$(19,088)	$(75,044)	$(81,013)	$(106,731)	$(49,389)
Net realized gains (losses)	1,547,373	357,705	198,638	95,121	406,370	224,975	1,046,020	957,468	196,408	(159,075)
Net unrealized gains (losses)	1,642,680	1,388,147	281,664	461,601	117,478	448,462	(708,370)	68,530	571,248	2,148,050
Increase (Decrease) in net assets from operations	$2,343,158	$810,546	$448,474	$536,110	$503,458	$654,349	$262,606	$944,985	$660,925	$1,939,586

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,349,983	$4,315,648	$61,802	$104,907	$106,570	$243,593	$88,388	$22,966	$274,662	$211,200
Net transfers between Sub-Accounts and Fixed Account	(825,751)	11,305,872	1,955,804	2,886,944	1,706,323	1,355,538	655,153	(1,135,119)	(560,618)	505,845
Withdrawals, surrenders, annuitizations and contract charges	(5,736,002)	(6,831,347)	(549,664)	(80,073)	(808,635)	(260,472)	(896,329)	(678,978)	(1,992,983)	(1,458,874)
Net accumulation activity	$(5,211,770)	$8,790,173	$1,467,942	$2,911,778	$1,004,258	$1,338,659	$(152,788)	$(1,791,131)	$(2,278,939)	$(741,829)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$27,188
Annuity payments and contract charges	(5,616)	(5,610)	(1,075)	(117)	-	-	(1,274)	(1,177)	(28,487)	(25,652)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	142	(3,813)	(227)	111	-	-	(612)	(1,009)	118,370	(6,256)
Net annuitization activity	$(5,474)	$(9,423)	$(1,302)	$(6)	$-	$-	$(1,886)	$(2,186)	$89,883	$(4,720)
Increase (Decrease) in net assets from contract
owner transactions	$(5,217,244)	$8,780,750	$1,466,640	$2,911,772	$1,004,258	$1,338,659	$(154,674)	$(1,793,317)	$(2,189,056)	$(746,549)

Increase (Decrease) in net assets	$(2,874,086)	$9,591,296	$1,915,114	$3,447,882	$1,507,716	$1,993,008	$107,932	$(848,332)	$(1,528,131)	$1,193,037

Net Assets:
Beginning of year	$68,251,070	$58,659,774	$4,826,714	$1,378,832	$4,833,764	$2,840,756	$6,663,954	$7,512,286	$16,491,554	$15,298,517
End of year	$65,376,984	$68,251,070	$6,741,828	$4,826,714	$6,341,480	$4,833,764	$6,771,886	$6,663,954	$14,963,423	$16,491,554

Unit Transactions:
Beginning of year	7,870,040	6,986,042	307,055	100,517	305,720	209,950	421,700	537,797	1,604,359	1,694,905
Purchased	149,615	375,431	3,875	7,478	6,680	17,325	5,698	1,852	31,492	21,530
Transferred between Sub-Accounts and Fixed Accumulation Account	(107,063)	1,391,299	123,503	204,655	105,820	96,787	41,445	(70,256)	(63,786)	45,890
Withdrawn, Surrendered and Annuitized	(685,317)	(882,732)	(33,792)	(5,595)	(49,117)	(18,342)	(55,956)	(47,693)	(197,763)	(157,966)
End of year	7,227,275	7,870,040	400,641	307,055	369,103	305,720	412,887	421,700	1,374,302	1,604,359

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	GS4		GS5		GS7		IV1		IV2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Yea Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$10,945	$9,493	$(94,270)	$(16,789)	$(43,332)	$(23,670)	$(30,408)	$(26,979)	$(56,906)	$(50,286)
Net realized gains (losses)	187,446	2,841	8,249	(449,393)	195,692	27,037	168,246	175,707	168,053	61,232
Net unrealized gains (losses)	(40,868)	1,000,672	979,422	1,401,435	(141,929)	284,761	42,058	93,378	37,485	432,182
Increase (Decrease) in net assets from operations	$157,523	$1,013,006	$893,401	$935,253	$10,431	$288,128	$179,896	$242,106	$148,632	$443,128

Participant Transactions:
Accumulation Activity:
Purchase payments received	$21,939	$29,198	$67,007	$9,557	$16,402	$32,310	$8,524	$38,865	$17,022	$127,182
Net transfers between Sub-Accounts and Fixed Account	610,238	576,100	(1,320,023)	964,242	(442,436)	899,639	(45,837)	(80,997)	117,647	246,651
Withdrawals, surrenders, annuitizations and contract charges	(1,166,095)	(561,673)	(854,248)	(641,356)	(690,867)	(185,371)	(142,030)	(161,652)	(261,566)	(182,982)
Net accumulation activity	$(533,918)	$43,625	$(2,107,264)	$332,443	$(1,116,901)	$746,578	$(179,343)	$(203,784)	$(126,897)	$190,851

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	-	-	(2,760)	(2,509)	-	-	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(1)	-	(796)	(702)	-		-	-	-	-
Net annuitization activity	$(1)	$-	$(3,556)	$(3,211)	$-	$-	$-	$-	$-	$-
Increase (Decrease) in net assets from
Participan owner transactions	$(533,919)	$43,625	$(2,110,820)	$329,232	$(1,116,901)	$746,578	$(179,343)	$(203,784)	$(126,897)	$190,851

Increase (Decrease) in net assets	$(376,396)	$1,056,631	$(1,217,419)	$1,264,485	$(1,106,470)	$1,034,706	$553	$38,322	$21,735	$633,979

Net Assets:
Beginning of year	$7,051,742	$5,995,111	$9,614,462	$8,349,977	$4,134,445	$3,099,739	$2,087,945	$2,049,623	$3,776,289	$3,142,310
End of year	$6,675,346	$7,051,742	$8,397,043	$9,614,462	$3,027,975	$4,134,445	$2,088,498	$2,087,945	$3,798,024	$3,776,289

Unit Transactions:
Beginning of year	643,199	642,298	993,729	965,025	444,078	351,482	236,847	265,834	390,021	367,540
Purchased	1,950	2,715	6,332	987	1,957	2,678	989	3,512	1,479	11,356
Transferred between Sub-Accounts and Fixed Accumulation Account	59,619	55,683	(145,435)	101,323	(39,865)	110,965	(8,696)	(11,567)	12,908	32,663
Withdrawn, Surrendered and Annuitized	(106,342)	(57,497)	(83,468)	(73,606)	(79,740)	(21,047)	(16,516)	(20,932)	(28,627)	(21,538)
End of year	598,426	643,199	771,158	993,729	326,430	444,078	212,624	236,847	375,781	390,021

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	JP1		JP2		JP3		LA1		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(13,158)	$(73,188)	$(23,718)	$(39,144)	$(91,860)	$(84,388)	$(1,034,008)	$(1,145,654)	$(1,169,831)	$(1,108,282)
Net realized gains (losses)	(463,620)	(386,078)	55,318	(157,281)	1,007,920	3,597	14,746,624	3,529,477	10,706,605	4,071,580
Net unrealized gains (losses)	433,813	1,243,005	345,620	915,899	(810,627)	1,406,865	(11,040,394)	16,266,934	(2,772,631)	15,676,675
Increase (Decrease) in net assets from operations	$(42,965)	$783,739	$377,220	$719,474	$105,433	$1,326,074	$2,672,222	$18,650,757	$6,764,143	$18,639,973

Participant Transactions:
Accumulation Activity:
Purchase payments received	$116,089	$22,912	$27,568	$4,170	$18,394	$51,682	$2,200,942	$6,733,293	$1,788,758	$4,963,186
Net transfers between Sub-Accounts and Fixed Account	(562,527)	(1,266,600)	(157,484)	(278,841)	8,576	213,025	3,741,624	11,446,257	5,352,429	8,548,724
Withdrawals, surrenders, annuitizations and contract charges	(1,572,361)	(868,616)	(847,991)	(415,022)	(795,472)	(442,779)	(17,591,187)	(14,123,562)	(10,081,227)	(6,463,542)
Net accumulation activity	$(2,018,799)	$(2,112,304)	$(977,907)	$(689,693)	$(768,502)	$(178,072)	$(11,648,621)	$4,055,988	$(2,940,040)	$7,048,368

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(16,569)	(16,034)	(1,931)	(2,530)	(299)	(654)	(54,317)	(32,370)	(17,796)	(15,600)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	87,573	(1,330)	(361)	(465)	(55)	(340)	(1,104)	(2,406)	48	5,816
Net annuitization activity	$71,004	$(17,364)	$(2,292)	$(2,995)	$(354)	$(994)	$(55,421)	$(34,776)	$(17,748)	$(9,784)
Increase (Decrease) in net assets from
Participan owner transactions	$(1,947,795)	$(2,129,668)	$(980,199)	$(692,688)	$(768,856)	$(179,066)	$(11,704,042)	$4,021,212	$(2,957,788)	$7,038,584

Increase (Decrease) in net assets	$(1,990,760)	$(1,345,929)	$(602,979)	$26,786	$(663,423)	$1,147,008	$(9,031,820)	$22,671,969	$3,806,355	$25,678,557

Net Assets:
Beginning of year	$10,721,269	$12,067,198	$4,893,824	$4,867,038	$6,626,292	$5,479,284	$188,671,788	$165,999,819	$104,214,749	$78,536,192
End of year	$8,730,509	$10,721,269	$4,290,845	$4,893,824	$5,962,869	$6,626,292	$179,639,968	$188,671,788	$108,021,104	$104,214,749

Unit Transactions:
Beginning of year	1,162,485	1,418,266	496,484	573,871	511,581	526,385	14,554,694	14,220,415	7,462,770	6,889,740
Purchased	12,544	2,591	2,658	465	1,296	5,389	168,708	542,680	125,223	394,458
Transferred between Sub-Accounts and Fixed Accumulation Account	(65,556)	(159,810)	(12,112)	(31,429)	8,451	13,127	278,528	953,042	385,935	707,709
Withdrawn, Surrendered and Annuitized	(168,559)	(98,562)	(86,663)	(46,423)	(62,594)	(33,320)	(1,380,729)	(1,161,443)	(709,026)	(529,137)
End of year	940,914	1,162,485	400,367	496,484	458,734	511,581	13,621,201	14,554,694	7,264,902	7,462,770

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	LA3		CAS		EGS		GSS		HYS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(62,762)	$(37,219)	$(99,223)	$(185,213)	$(317,203)	$(367,117)	$1,231,875	$2,013,027	$1,659,678	$1,734,071
Net realized gains (losses)	569,206	174,990	(702,739)	(1,509,131)	(687,471)	(2,428,035)	(416,442)	(275,654)	432,165	153,249
Net unrealized gains (losses)	484,349	400,015	642,165	2,870,078	2,468,875	5,264,283	(502,032)	(696,342)	(1,992,168)	137,451
Increase (Decrease) in net assets from operations	$990,793	$537,786	$(159,797)	$1,175,734	$1,464,201	$2,469,131	$313,401	$1,041,031	$99,675	$2,024,771

Participant Transactions:
Accumulation Activity:
Purchase payments received	$17,326	$20,182	$62,795	$83,561	$121,580	$119,041	$371,357	$533,299	$124,110	$172,833
Net transfers between Sub-Accounts and Fixed Account	776,214	1,584,757	(1,763,803)	(12,354)	(1,918,708)	(2,046,582)	(2,028,305)	(7,996,435)	(3,262,638)	(2,326,068)
Withdrawals, surrenders, annuitizations and contract charges	(323,098)	(197,379)	(1,235,733)	(1,494,633)	(3,009,626)	(2,955,127)	(6,660,829)	(7,804,472)	(3,409,939)	(2,562,609)
Net accumulation activity	$470,442	$1,407,560	$(2,936,741)	$(1,423,426)	$(4,806,754)	$(4,882,668)	$(8,317,777)	$(15,267,608)	$(6,548,467)	$(4,715,844)

Annuitization Activity:
Annuitizations	$-	$-	$-	$13,492	$-	$22,510	$-	$-	$-	$7,457
Annuity payments and contract charges	(1,679)	-	(7,686)	(7,529)	(16,534)	(16,381)	(10,499)	(10,583)	(12,683)	(14,594)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(233)	-	18,612	(1,114)	30,142	(2,774)	(598)	(900)	(1,248)	(1,977)
Net annuitization activity	$(1,912)	$-	$10,926	$4,849	$13,608	$3,355	$(11,097)	$(11,483)	$(13,931)	$(9,114)
Increase (Decrease) in net assets from participant owner transactions	$468,530	$1,407,560	$(2,925,815)	$(1,418,577)	$(4,793,146)	$(4,879,313)	$(8,328,874)	$(15,279,091)	$(6,562,398)	$(4,724,958)

Increase (Decrease) in net assets	$1,459,323	$1,945,346	$(3,085,612)	$(242,843)	$(3,328,945)	$(2,410,182)	$(8,015,473)	$(14,238,060)	$(6,462,723)	$(2,700,187)

Net Assets:
Beginning of year	$3,909,396	$1,964,050	$13,659,827	$13,902,670	$24,693,466	$27,103,648	$40,625,793	$54,863,853	$26,416,955	$29,117,142
End of year	$5,368,719	$3,909,396	$10,574,215	$13,659,827	$21,364,521	$24,693,466	$32,610,320	$40,625,793	$19,954,232	$26,416,955

Unit Transactions:
Beginning of year	358,522	213,445	1,891,535	2,125,014	3,432,360	4,195,519	3,177,865	4,388,719	2,128,350	2,531,621
Purchased	1,444	1,602	7,059	13,218	15,888	19,908	28,463	42,269	9,733	15,031
Transferred between Sub-Accounts and Fixed
Accumulation Account	57,983	163,082	(259,778)	(19,011)	(277,382)	(343,444)	(158,510)	(638,388)	(268,412)	(199,691)
Withdrawn, Surrendered and Annuitized	(28,265)	(19,607)	(175,719)	(227,686)	(395,997)	(439,623)	(519,202)	(614,735)	(273,407)	(218,611)
End of year	389,684	358,522	1,463,097	1,891,535	2,774,869	3,432,360	2,528,616	3,177,865	1,596,264	2,128,350

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	M1A		M1B		MFC		MFD		MFE
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(709,448)	$(718,931)	$(122,490)	$(159,349)	$989,919	$950,532	$(21,888)	$(29,744)	$(57,566)	$18,844
Net realized gains (losses)	2,155,270	1,148,181	104,916	18,506	3,467	582,246	70,563	10,810	817,705	298,733
Net unrealized gains (losses)	(106,009)	1,974,239	249,063	891,136	(1,009,417)	(438,839)	(87,153)	179,683	484,564	1,454,808
Increase (Decrease) in net assets from operations	$1,339,813	$2,403,489	$231,489	$750,293	$(16,031)	$1,093,939	$(38,478)	$160,749	$1,244,703	$1,772,385

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,016,621	$3,967,475	$105,197	$216,204	$137,730	$183,868	$20,349	$178,441	$103,920	$122,429
Net transfers between Sub-Accounts and Fixed Account	(1,788,335)	3,135,627	(498,141)	(967,521)	(1,568,586)	(894,255)	(381,136)	316,887	912,328	416,884
Withdrawals, surrenders, annuitizations and contract charges	(3,829,655)	(3,871,856)	(856,397)	(650,032)	(1,257,520)	(974,264)	(234,917)	(219,789)	(1,208,373)	(740,907)
Net accumulation activity	$(4,601,369)	$3,231,246	$(1,249,341)	$(1,401,349)	$(2,688,376)	$(1,684,651)	$(595,704)	$275,539	$(192,125)	$(201,594)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(4,665)	(4,653)	-	-	-	-	-	-	(69)	(55)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	861	509	-	-	-	-	-	-	(4)	(4)
Net annuitization activity	$(3,804)	$(4,144)	$-	$-	$-	$-	$-	$-	$(73)	$(59)
Increase (Decrease) in net assets from participant owner transactions	$(4,605,173)	$3,227,102	$(1,249,341)	$(1,401,349)	$(2,688,376)	$(1,684,651)	$(595,704)	$275,539	$(192,198)	$(201,653)

Increase (Decrease) in net assets	$(3,265,360)	$5,630,591	$(1,017,852)	$(651,056)	$(2,704,407)	$(590,712)	$(634,182)	$436,288	$1,052,505	$1,570,732

Net Assets:
Beginning of year	$46,625,744	$40,995,153	$10,664,342	$11,315,398	$16,139,308	$16,730,020	$2,141,711	$1,705,423	$8,083,886	$6,513,154
End of year	$43,360,384	$46,625,744	$9,646,490	$10,664,342	$13,434,901	$16,139,308	$1,507,529	$2,141,711	$9,136,391	$8,083,886

Unit Transactions:
Beginning of year	4,509,615	4,285,431	1,147,235	1,302,763	1,255,887	1,401,637	228,056	203,868	683,728	711,851
Purchased	99,719	324,022	10,921	22,378	10,566	14,914	2,177	14,529	7,418	11,891
Transferred between Sub-Accounts and Fixed
Accumulation Account	(174,889)	334,508	(55,873)	(103,975)	(127,527)	(81,304)	(43,895)	35,125	68,002	33,674
Withdrawn, Surrendered and Annuitized	(390,597)	(434,346)	(93,013)	(73,931)	(98,429)	(79,360)	(26,485)	(25,466)	(92,682)	(73,688)
End of year	4,043,848	4,509,615	1,009,270	1,147,235	1,040,497	1,255,887	159,853	228,056	666,466	683,728

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MFF		MFJ		MFK		MFL		MIS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(37,715)	$(39,572)	$588,780	$511,958	$770,852	$1,211,197	$(40,988)	$(45,354)	$(240,964)	$(422,072)
Net realized gains (losses)	105,555	52,761	3,519,715	946,894	(349,311)	(371,695)	159,019	75,501	(1,602,763)	(3,259,913)
Net unrealized gains (losses)	101,248	261,141	(3,312,047)	5,152,635	(301,556)	(224,593)	230,153	525,094	2,444,966	5,731,349
Increase (Decrease) in net assets from operations	$169,088	$274,330	$796,448	$6,611,487	$119,985	$614,909	$348,184	$555,241	$601,239	$2,049,364

Participant Transactions:
Accumulation Activity:
Purchase payments received	$18,007	$132,334	$1,638,231	$15,979,343	$576,309	$1,104,518	$85,414	$309,493	$270,492	$141,584
Net transfers between Sub-Accounts and Fixed Account	(179,705)	90,511	(213,763)	3,660,923	(1,238,079)	(6,223,428)	57,787	(461,493)	(2,813,214)	(2,634,514)
Withdrawals, surrenders, annuitizations and contract charges	(180,390)	(499,469)	(6,309,419)	(8,706,239)	(3,197,219)	(4,372,353)	(488,694)	(618,167)	(3,525,438)	(2,712,243)
Net accumulation activity	$(342,088)	$(276,624)	$(4,884,951)	$10,934,027	$(3,858,989)	$(9,491,263)	$(345,493)	$(770,167)	$(6,068,160)	$(5,205,173)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$18,950	$-	$-
Annuity payments and contract charges	-	-	(28,477)	(27,368)	(847)	(857)	(4,198)	(4,048)	(8,313)	(8,674)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	(1,884)	(2,606)	(36)	(47)	(219)	(163)	(997)	(1,061)
Net annuitization activity	$-	$-	$(30,361)	$(29,974)	$(883)	$(904)	$(4,417)	$14,739	$(9,310)	$(9,735)
Increase (Decrease) in net assets from participant owner transactions	$(342,088)	$(276,624)	$(4,915,312)	$10,904,053	$(3,859,872)	$(9,492,167)	$(349,910)	$(755,428)	$(6,077,470)	$(5,214,908)

Increase (Decrease) in net assets	$(173,000)	$(2,294)	$(4,118,864)	$17,515,540	$(3,739,887)	$(8,877,258)	$(1,726)	$(200,187)	$(5,476,231)	$(3,165,544)

Net Assets:
Beginning of year	$2,851,183	$2,853,477	$80,195,913	$62,680,373	$27,798,546	$36,675,804	$6,549,300	$6,749,487	$29,345,425	$32,510,969
End of year	$2,678,183	$2,851,183	$76,077,049	$80,195,913	$24,058,659	$27,798,546	$6,547,574	$6,549,300	$23,869,194	$29,345,425

Unit Transactions:
Beginning of year	296,488	334,738	6,635,879	5,722,681	2,514,641	3,381,658	641,452	716,658	4,227,994	5,040,025
Purchased	1,764	10,040	134,873	1,402,637	51,982	105,053	8,239	27,424	38,439	20,025
Transferred between Sub-Accounts and Fixed
Accumulation Account	(23,091)	4,342	(22,333)	312,983	(115,678)	(572,473)	3,135	(42,506)	(403,521)	(431,731)
Withdrawn, Surrendered and Annuitized	(18,635)	(52,632)	(516,941)	(802,422)	(284,556)	(399,597)	(47,875)	(60,124)	(526,020)	(400,325)
End of year	256,526	296,488	6,231,478	6,635,879	2,166,389	2,514,641	604,951	641,452	3,336,892	4,227,994

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	MIT		MMS		NWD		TRS		UTS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(113,681)	$(111,916)	$38,558	$(19,773)	$(526,186)	$(564,828)	$601,338	$558,013	$(148,652)	$150,290
Net realized gains (losses)	(694,909)	(1,506,754)	-	-	1,719,976	(395,977)	2,223,296	343,916	367,254	(1,837,513)
Net unrealized gains (losses)	2,122,033	4,078,396	-	-	(79,703)	3,236,155	(2,074,796)	4,073,923	4,570,683	9,082,133
Increase (Decrease) in net assets from operations	$1,313,443	$2,459,726	$38,558	$(19,773)	$1,114,087	$2,275,350	$749,838	$4,975,852	$4,789,285	$7,394,910

Participant Transactions:
Accumulation Activity:
Purchase payments received	$102,644	$360,869	$120,955	$236,327	$323,572	$353,006	$288,079	$587,570	$287,282	$358,591
Net transfers between Sub-Accounts and Fixed Account	(1,758,858)	(1,706,418)	(214,523)	1,376,033	(2,337,787)	1,738,247	1,606,954	22,228	1,395,944	(292,544)
Withdrawals, surrenders, annuitizations and contract charges	(3,188,439)	(2,668,011)	(1,096,844)	(1,389,106)	(4,075,010)	(3,208,108)	(8,011,683)	(5,591,650)	(4,998,179)	(3,467,879)
Net accumulation activity	$(4,844,653)	$(4,013,560)	$(1,190,412)	$223,254	$(6,089,225)	$(1,116,855)	$(6,116,650)	$(4,981,852)	$(3,314,953)	$(3,401,832)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$7,972
Annuity payments and contract charges	(17,696)	(16,028)	-	-	(4,104)	(3,431)	(31,907)	(11,568)	(91,802)	(59,380)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(2,839)	(4,688)	-	-	(2,291)	2,313	(1,300)	(1,842)	704,435	(6,696)
Net annuitization activity	$(20,535)	$(20,716)	$-	$-	$(6,395)	$(1,118)	$(33,207)	$(13,410)	$612,633	$(58,104)
Increase (Decrease) in net assets from participant owner transactions	$(4,865,188)	$(4,034,276)	$(1,190,412)	$223,254	$(6,095,620)	$(1,117,973)	$(6,149,857)	$(4,995,262)	$(2,702,320)	$(3,459,936)

Increase (Decrease) in net assets	$(3,551,745)	$(1,574,550)	$(1,151,854)	$203,481	$(4,981,533)	$1,157,377	$(5,400,019)	$(19,410)	$2,086,965	$3,934,974

Net Assets:
Beginning of year	$25,813,920	$27,388,470	$3,575,629	$3,372,148	$40,726,503	$39,569,126	$53,629,734	$53,649,144	$32,174,241	$28,239,267
End of year	$22,262,175	$25,813,920	$2,423,775	$3,575,629	$35,744,970	$40,726,503	$48,229,715	$53,629,734	$34,261,206	$32,174,241

Unit Transactions:
Beginning of year	2,926,859	3,429,237	318,670	298,820	4,180,165	4,304,375	4,027,577	4,431,211	2,734,745	3,072,250
Purchased	11,294	42,994	10,689	21,064	36,659	38,993	21,419	45,836	20,721	35,916
Transferred between Sub-Accounts and Fixed
Accumulation Account	(204,664)	(218,441)	(18,949)	118,956	(247,302)	178,579	120,852	1,674	110,107	(23,724)
Withdrawn, Surrendered and Annuitized	(358,259)	(326,931)	(97,174)	(120,170)	(429,201)	(341,782)	(605,090)	(451,144)	(395,926)	(349,697)
End of year	2,375,230	2,926,859	213,236	318,670	3,540,321	4,180,165	3,564,758	4,027,577	2,469,647	2,734,745

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	OP1		OP2		OP3		OP4		PHY
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(49,456)	$(21,109)	$(129,420)	$(123,090)	$(38,464)	$(44,176)	$(1,456)	$2,316	$3,940,295	$3,658,840
Net realized gains (losses)	83,183	16,652	512,148	1,702,924	438,596	121,566	74,538	18,540	1,628,658	1,473,132
Net unrealized gains (losses)	231,412	534,360	825,114	(117,899)	(464,637)	407,327	(22,035)	125,242	(3,683,435)	450,050
Increase (Decrease) in net assets from operations	$265,139	$529,903	$1,207,842	$1,461,935	$(64,505)	$484,717	$51,047	$146,098	$1,885,518	$5,582,022

Participant Transactions:
Accumulation Activity:
Purchase payments received	$21,331	$37,207	$34,061	$19,030	$16,375	$13,945	$1,039	$27,779	$1,783,483	$6,311,949
Net transfers between Sub-Accounts and Fixed Account	(197,603)	(393,084)	(610,089)	(473,423)	(171,690)	(638,471)	(80,489)	(129,501)	6,182,014	7,419,254
Withdrawals, surrenders, annuitizations and contract charges	(574,538)	(706,358)	(862,097)	(973,566)	(276,292)	(372,136)	(342,598)	(217,949)	(7,511,145)	(5,564,794)
Net accumulation activity	$(750,810)	$(1,062,235)	$(1,438,125)	$(1,427,959)	$(431,607)	$(996,662)	$(422,048)	$(319,671)	$454,352	$8,166,409

Annuitization Activity:
Annuitizations	$-	$-	$-	$25,362	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(6,083)	(5,782)	(14,347)	(12,371)	(3,178)	(3,205)	-	-	(6,704)	(6,672)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	42,053	(296)	(2,073)	(1,943)	(379)	(1,020)	-	-	735	438
Net annuitization activity	$35,970	$(6,078)	$(16,420)	$11,048	$(3,557)	$(4,225)	$-	$-	$(5,969)	$(6,234)
Increase (Decrease) in net assets from participant owner transactions	$(714,840)	$(1,068,313)	$(1,454,545)	$(1,416,911)	$(435,164)	$(1,000,887)	$(422,048)	$(319,671)	$448,383	$8,160,175

Increase (Decrease) in net assets	$(449,701)	$(538,410)	$(246,703)	$45,024	$(499,669)	$(516,170)	$(371,001)	$(173,573)	$2,333,901	$13,742,197

Net Assets:
Beginning of year	$5,452,107	$5,990,517	$9,290,313	$9,245,289	$3,170,666	$3,686,836	$1,724,996	$1,898,569	$79,762,456	$66,020,259
End of year	$5,002,406	$5,452,107	$9,043,610	$9,290,313	$2,670,997	$3,170,666	$1,353,995	$1,724,996	$82,096,357	$79,762,456

Unit Transactions:
Beginning of year	472,824	572,983	405,762	476,073	173,617	237,694	145,797	175,394	5,662,497	5,046,425
Purchased	1,809	3,553	1,110	970	558	970	43	2,365	120,902	493,023
Transferred between Sub-Accounts and Fixed
Accumulation Account	(17,333)	(37,625)	(25,316)	(24,924)	(9,596)	(41,906)	(6,817)	(15,515)	429,389	548,108
Withdrawn, Surrendered and Annuitized	(49,230)	(66,087)	(37,302)	(46,357)	(17,344)	(23,141)	(28,839)	(16,447)	(527,033)	(425,059)
End of year	408,070	472,824	344,254	405,762	147,235	173,617	110,184	145,797	5,685,755	5,662,497

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	PMB		PRR		PTR		RX1		RX2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$2,180,696	$1,324,931	$257,811	$(92,272)	$1,855,921	$261,318	$(13,398)	$(18,729)	$(29,557)	$(53,720)
Net realized gains (losses)	2,578,617	4,755,996	410,496	737,438	2,040,455	1,816,930	66,894	158,215	198,450	319,380
Net unrealized gains (losses)	727,115	(287,486)	(550,058)	587,966	(3,053,475)	878,511	(23,891)	11,436	(276,341)	(211,553)
Increase (Decrease) in net assets from operations	$5,486,428	$5,793,441	$118,249	$1,233,132	$842,901	$2,956,759	$29,605	$150,922	$(107,448)	$54,107

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,455,690	$5,070,024	$363,870	$587,414	$2,253,523	$10,997,059	$9,168	$808	$28,927	$77,243
Net transfers between Sub-Accounts and Fixed Account	3,768,731	4,253,619	2,364,599	4,241,308	7,492,889	13,380,049	236,322	(111,007)	(1,103,971)	(1,106,725)
Withdrawals, surrenders, annuitizations and contract charges	(5,758,371)	(4,234,916)	(1,942,083)	(1,398,502)	(10,550,371)	(7,725,724)	(272,865)	(147,879)	(469,579)	(359,829)
Net accumulation activity	$(533,950)	$5,088,727	$786,386	$3,430,220	$(803,959)	$16,651,384	$(27,375)	$(258,078)	$(1,544,623)	$(1,389,311)

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Annuity payments and contract charges	(9,197)	(7,848)	(385)	(603)	(6,399)	(6,384)	-	-	-	-
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	868	(1,524)	(66)	(1)	767	411	-	-	-	-
Net annuitization activity	$(8,329)	$(9,372)	$(451)	$(604)	$(5,632)	$(5,973)	$-	$-	$-	$-
Increase (Decrease) in net assets from participant owner transactions	$(542,279)	$5,079,355	$785,935	$3,429,616	$(809,591)	$16,645,411	$(27,375)	$(258,078)	$(1,544,623)	$(1,389,311)

Increase (Decrease) in net assets	$4,944,149	$10,872,796	$904,184	$4,662,748	$33,310	$19,602,170	$2,230	$(107,156)	$(1,652,071)	$(1,335,204)

Net Assets:
Beginning of year	$61,554,549	$50,681,753	$19,484,866	$14,822,118	$104,630,759	$85,028,589	$1,155,170	$1,262,326	$2,922,248	$4,257,452
End of year	$66,498,698	$61,554,549	$20,389,050	$19,484,866	$104,664,069	$104,630,759	$1,157,400	$1,155,170	$1,270,177	$2,922,248

Unit Transactions:
Beginning of year	3,755,012	3,397,699	1,673,196	1,364,548	9,586,165	8,040,150	137,931	170,733	330,956	552,205
Purchased	83,923	357,313	30,709	53,243	202,773	1,038,335	1,151	86	3,548	8,403
Transferred between Sub-Accounts and Fixed
Accumulation Account	218,373	284,400	203,961	380,608	679,632	1,239,826	27,924	(12,935)	(120,849)	(179,124)
Withdrawn, Surrendered and Annuitized	(339,053)	(284,400)	(165,333)	(125,203)	(957,800)	(732,146)	(33,022)	(19,953)	(61,965)	(50,528)
End of year	3,718,255	3,755,012	1,742,533	1,673,196	9,510,770	9,586,165	133,984	137,931	151,690	330,956

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued

	SB1		SB2		SB3		SB4		SC1
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$(3,938)	$(5,856)	$(1,189)	$438	$99,374	$98,358	$15,426	$13,459	$1,078,461	$(729,013)
Net realized gains (losses)	12,412	6,188	6,999	4,932	134,345	99,625	98,215	129,714	-	6
Net unrealized gains (losses)	10,646	49,834	22,731	44,602	(200,467)	(43,630)	(49,178)	94,890	-	-
Increase (Decrease) in net assets from operations	$19,120	$50,166	$28,541	$49,972	$33,252	$154,353	$64,463	$238,063	$1,078,461	$(729,007)

Participant Transactions:
Accumulation Activity:
Purchase payments received	$1,538	$-	$42	$-	$39,305	$21,259	$46,244	$2,400	$4,135,335	$8,237,827
Net transfers between Sub-Accounts and Fixed Account	53,322	43,272	7,434	61,392	176,086	27,997	112,522	650,184	2,206,835	24,461,372
Withdrawals, surrenders, annuitizations and contract charges	(91,950)	(93,308)	(55,120)	(58,931)	(403,534)	(311,864)	(655,495)	(562,217)	(24,628,971)	(27,089,415)
Net accumulation activity	$(37,090)	$(50,036)	$(47,644)	$2,461	$(188,143)	$(262,608)	$(496,729)	$90,367	$(18,286,801)	$5,609,784

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$-	$-	$-	$-	$113,170
Annuity payments and contract charges	-	-	-	-	(1,654)	(1,630)	(934)	(926)	(77,975)	(72,316)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	-	-	-	-	(459)	(598)	(85)	(157)	491,251	(119,054)
Net annuitization activity	$-	$-	$-	$-	$(2,113)	$(2,228)	$(1,019)	$(1,083)	$413,276	$(78,200)
Increase (Decrease) in net assets from contract
owner transactions	$(37,090)	$(50,036)	$(47,644)	$2,461	$(190,256)	$(264,836)	$(497,748)	$89,284	$(17,873,525)	$5,531,584

Increase (Decrease) in net assets	$(17,970)	$130	$(19,103)	$52,433	$(157,004)	$(110,483)	$(433,285)	$327,347	$(16,795,064)	$4,802,577

Net Assets:
Beginning of year	$712,430	$712,300	$601,852	$549,419	$3,084,437	$3,194,920	$3,692,182	$3,364,835	$102,780,734	$97,978,157
End of year	$694,460	$712,430	$582,749	$601,852	$2,927,433	$3,084,437	$3,258,897	$3,692,182	$85,985,670	$102,780,734

Unit Transactions:
Beginning of year	43,010	45,933	46,159	45,865	208,946	227,701	311,151	303,978	9,989,638	9,408,598
Purchased	95	-	-	-	2,599	1,514	3,873	213	404,192	813,396
Transferred between Sub-Accounts and Fixed Accumulation Account	3,307	2,825	563	5,114	12,153	1,946	9,886	56,492	(213,894)	2,377,954
Withdrawn, Surrendered and Annuitized	(5,547)	(5,748)	(4,185)	(4,820)	(27,551)	(22,215)	(55,502)	(49,532)	(1,970,545)	(2,610,310)
End of year	40,865	43,010	42,537	46,159	196,147	208,946	269,408	311,151	8,209,391	9,989,638

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SC2		SC3		SC5		SC7		SCB
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,550,352	$1,793,407	$48,161	$84,942	$(1,201,130)	$(1,146,038)	$(390,981)	$(374,902)	$9,568,421	$(1,183,459)
Net realized gains (losses)	962,556	1,083,084	11,489,176	6,577,955	6,931,405	2,059,352	2,131,415	899,203	3,975,671	8,848,001
Net unrealized gains (losses)	(2,288,322)	(437,709)	(5,788,440)	12,148,408	5,779,308	9,702,891	2,231,472	4,262,926	(11,530,162)	4,149,403
Increase (Decrease) in net assets from operations	$224,586	$2,438,782	$5,748,897	$18,811,305	$11,509,583	$10,616,205	$3,971,906	$4,787,227	$2,013,930	$11,813,945

Participant Transactions:
Accumulation Activity:
Purchase payments received	$723,038	$455,187	$1,185,582	$3,253,176	$1,048,065	$2,272,911	$574,867	$414,324	$1,389,783	$4,413,261
Net transfers between Sub-Accounts and Fixed Account	(966,611)	(5,447,625)	(878,290)	(3,511,148)	(2,972,407)	5,157,625	2,835,053	4,690,937	1,557,786	5,097,078
Withdrawals, surrenders, annuitizations and contract charges	(5,674,625)	(5,097,429)	(6,619,326)	(5,468,009)	(6,956,701)	(5,545,786)	(5,353,749)	(3,715,700)	(7,242,261)	(5,546,034)
Net accumulation activity	$(5,918,198)	$(10,089,867)	$(6,312,034)	$(5,725,981)	$(8,881,043)	$1,884,750	$(1,943,829)	$1,389,561	$(4,294,692)	$3,964,305

Annuitization Activity:
Annuitizations	$-	$-	$-	$-	$-	$	$-	$33,983	$	$23,531
Annuity payments and contract charges	(25,313)	(56,510)	(19,784)	(15,889)	(15,016)	(11,174)	(13,126)	(12,417)	(19,543)	(17,506)
Net transfers between Sub-Accounts	-	-	-	-	-	-	-	-	-	-
Adjustments to annuity reserves	(2,131)	(3,465)	(1,420)	1,365	(9,091)	(517)	(9,479)	(6,834)	(969)	(3,784)
Net annuitization activity	$(27,444)	$(59,975)	$(21,204)	$(14,524)	$(24,107)	$(11,691)	$(22,605)	$14,732	$(20,512)	$2,241
Increase (Decrease) in net assets from contract
owner transactions	$(5,945,642)	$(10,149,842)	$(6,333,238)	$(5,740,505)	$(8,905,150)	$1,873,059	$(1,966,434)	$1,404,293	$(4,315,204)	$3,966,546

Increase (Decrease) in net assets	$(5,721,056)	$(7,711,060)	$(584,341)	$13,070,800	$2,604,433	$12,489,264	$2,005,472	$6,191,520	$(2,301,274)	$15,780,491

Net Assets:
Beginning of year	$51,252,953	$58,964,013	$74,964,847	$61,894,047	$84,049,652	$71,560,388	$49,162,052	$42,970,532	$84,451,283	$68,670,792
End of year	$45,531,897	$51,252,953	$74,380,506	$74,964,847	$86,654,085	$84,049,652	$51,167,524	$49,162,052	$82,150,009	$84,451,283

Unit Transactions:
Beginning of year	3,916,087	4,713,218	3,421,485	3,686,003	5,905,259	5,764,598	4,738,650	4,594,007	5,487,756	5,188,084
Purchased	49,264	36,680	55,240	221,889	69,440	176,692	55,689	40,985	92,345	315,766
Transferred between Sub-Accounts and Fixed Accumulation Account	(72,016)	(432,802)	(25,099)	(184,877)	(216,184)	400,437	275,093	490,138	92,611	390,075
Withdrawn, Surrendered and Annuitized	(429,710)	(401,009)	(293,169)	(301,530)	(465,154)	(436,468)	(508,978)	(386,480)	(488,802)	(406,169)
End of year	3,463,625	3,916,087	3,158,457	3,421,485	5,293,361	5,905,259	4,560,454	4,738,650	5,183,910	5,487,756

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Statements of Changes in Net Assets - continued
	SCM
	Sub-Account
	Year Ended	Year Ended
	December 31,	December 31,
	2005	2004
Operations:
Net investment income (loss)	$327,482	$(30,858)
Net realized gains (losses)	94,662	591,662
Net unrealized gains (losses)	(557,634)	7,342
Increase (Decrease) in net assets from operations	$(135,490)	$568,146

Participant Transactions:
Accumulation Activity:
Purchase payments received	$25,369	$166,820
Net transfers between Sub-Accounts and Fixed Account	(1,281,076)	918,045
Withdrawals, surrenders, annuitizations and contract charges	(207,096)	(107,593)
Net accumulation activity	$(1,462,803)	$977,272

Annuitization Activity:
Annuitizations	$-	$-
Annuity payments and contract charges	(3,734)	(5,756)
Net transfers between Sub-Accounts	-	-
Adjustments to annuity reserves	(1,423)	1,815
Net annuitization activity	$(5,157)	$(3,941)
Increase (Decrease) in net assets from contract
owner transactions	$(1,467,960)	$973,331

Increase (Decrease) in net assets	$(1,603,450)	$1,541,477

Net Assets:
Beginning of year	$3,913,237	$2,371,760
End of year	$2,309,787	$3,913,237

Unit Transactions:
Beginning of year	271,452	201,242
Purchased	2,020	9,749
Transferred between Sub-Accounts and Fixed Accumulation Account	(96,056)	67,539
Withdrawn, Surrendered and Annuitized	(14,633)	(7,078)
End of year	162,783	271,452

See notes to financial statements

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account F (the ''Variable Account'') is a separate account of Sun Life Assurance Company of Canada (U.S.), (the ''Sponsor''), and was established on July 13, 1989 as a funding vehicle for the variable portion of Futurity contracts, Futurity II contracts, Futurity Focus contracts, Futurity Accolade contracts, Futurity Focus II contracts, Futurity III contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts (collectively, the ''Contracts'') and certain other group and individual fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and exists in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into Sub-accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of certain open-end mutual funds (the "Funds") registered under the Investment Act of 1940, as amended. With respect to the Futurity contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust and Salomon Brothers Variable Series Funds, Inc. With respects to the Futurity II contracts, the Funds are: AIM Variable Insurance Fund, Inc., Arnhold and S. Bleichroader Advisers, Inc., The Alger American Fund, Alliance Variable Products Series Fund, Inc., Credit Suisse Institutional Fund, Inc., Fidelity Variable Insurance Products Funds, Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and Franklin Variable Insurance Products Funds. With respect to the Futurity Focus contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Credit Suisse Institutional Fund, Inc., Goldman Sachs Variable Insurance Trust, J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/ Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respect to the Futurity Accolade contracts, the Funds are: AIM Variable Insurance Fund, Inc., The Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, OCC Accumulation Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Focus II contracts, Futurity III contracts and Futurity Select Four contracts, the Funds are: AIM Variable Insurance Fund, Inc., the Alger American Fund, Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc. J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust. With respects to the Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts, the Funds are: AIM Variable Insurance Fund, Inc., Alliance Variable Products Series Fund, Inc., Fidelity Variable Insurance Products Funds, Arnhold and S. Bleichroader Advisers, Inc., Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, PIMCO Variable Insurance Trust, Rydex Variable Trust, Sun Capital Advisers Trust and the Franklin Templeton Variable Insurance Products Trust.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. The portion of the Variable Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(2) Significant Accounting Policies - continued

Investment Valuations

Investments in shares of the Funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable and, therefore, no provision has been made for federal income taxes.

(3) Contract Charges and Related Party Transactions

A mortality and expense risk charge based on the value of the Sub-Accounts included in the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8
Futurity contracts	1.25%
Futurity II contracts	1.25%
Futurity Focus contracts	1.00%
Futurity Accolade contracts	1.30%	1.45%	1.55%	1.70%
Futurity Focus II contracts	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%
Futurity III contracts	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%
Futurity Select Four contracts	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%
Futurity Select Four Plus contracts	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%
Futurity Select Seven contracts	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%
Futurity Select Freedom contracts	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%
Futurity Select Incentive contracts	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%

Each year on the account anniversary, an account administration fee (''Account Fee'') equal to the lesser of $30 in the case of Futurity contracts, $35 in the case of Futurity II contracts, Futurity Accolade contracts and Futurity III contracts and $50 in the case of Futurity Focus contracts, Futurity Focus II contracts, Futurity Select Four contracts, Futurity Select Four Plus contracts, Futurity Select Seven contracts, Futurity Select Freedom contracts and Futurity Select Incentive contracts or 2% of the participant's account value in account years one through five (thereafter, the Account Fee may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant's account value) is deducted from the participant's account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

For assuming the risk that withdrawal charges may be insufficient to compensate it for the costs of distributing the contracts, the Sponsor makes a deduction from the Variable Account at the end of each valuation period at an effective annual rate of 0.15% of the net assets attributable to Futurity Select Seven and Futurity Select Incentive and an effective annual rate of 0.20% of the net assets attributable to Futurity Select Four Plus and Futurity Select Freedom contracts.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .60% to 1.23% and .65% to 1.25% of the Fund's net assets, respectively.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn when applicable, may be deducted to cover certain expenses relating to the sale of Futurity Select Four and Futurity II contracts; 7% for Futurity III contracts and 8% for Futurity, Futurity Focus, Futurity Accolade, Futurity Select Four Plus, Futurity Select Seven and Futurity Select Incentive contracts, including commissions paid to sales personnel, the costs of preparation of sales literature, and other promotional costs and acquisition expenses.

For the year ended December 31, 2005, the Sponsor received the following amounts related to the above mentioned contract and surrender charges. These charges are reflected in the "Withdrawals, surrenders and annuitizations" line of the Statement of Changes in Net Assets.

	Contract Charges	Surrender Charges
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$312	$202
V.I. Core Equity Fund Series 2	291	15
V.I. Capital Appreciation Fund	13,426	10,193
V.I. Growth Fund	18,202	16,629
V.I. Growth and Income Fund	15,197	20,136
V.I. International Equity Fund	12,358	19,305
V.I. Value Fund	2,202	3,027
V.I. Capital Appreciation Fund Series 2	444	766
V.I. International Growth Fund Series 2	261	423
V.I. Premier Equity Fund Series 2	184	281
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	29,251	195,959
The Alger American Fund
Growth Portfolio	15,723	35,037
Income and Growth Portfolio	11,017	28,973
Small Capitalization Portfolio	4,289	9,978
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	3,420	17,202
Technology Fund	1,312	2,836
Growth and Income Fund	11,621	212,047
Worldwide Privatization Fund	2,740	11,265
Quasar Fund	715	5,099
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio	603	2,494
International Equity Portfolio	513	253

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued

Credit Suisse Institutional Fund, Inc. - continued	Contract Charges	Surrender Charges
Global Post-Venture Capital Portfolio	$228	$1,403
Small Company Growth Portfolio	1,250	4,116
Fidelity Variable Insurance Products Funds
VIP Contrafund	12,683	66,764
VIP Overseas Fund	2,705	15,610
VIP Growth Fund	23,817	89,642
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	2,984	4,748
Foreign Securities Fund Class 2	1,798	14,746
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund	2,028	7,165
VIT CORE US Equity Fund	6,108	15,354
VIT Growth and Income Fund	2,346	6,187
VIT International Equity Fund	3,203	2,990
VIT Capital Growth Fund	969	15,426
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	774	1,514
Small Company Growth Fund	1,394	3,600
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	4,620	5,642
International Opportunities Portfolio	2,280	12,260
Small Company Portfolio	2,483	6,394
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	53,119	225,970
Mid Cap Value	35,917	168,986
International Portfolio	1,338	8,004
MFS/Sun Life Series Trust
Capital Appreciation Series	6,369	24,111
Emerging Growth Series	15,393	47,573
Government Securities Series	10,996	70,684
High Yield Series	7,830	22,097
New Discovery S Class	17,403	57,229
Massachusetts Investors Growth Stock S Class	4,012	10,403
High Yield S Class	4,318	14,201
Capital Appreciation S Class	1,076	3,508
Utilities S Class	2,637	26,691
Emerging Growth S Class	1,335	3,728
Total Return S Class	34,456	145,043
Government Securities S Class	11,459	81,075
Massachusetts Investors Trust S Class	3,098	8,709
Massachusetts Investors Growth Stock Series	11,862	36,257
Massachusetts Investors Trust Series	8,686	57,311
Money Market Series	2,092	3,148
New Discovery Series	13,225	56,183
Total Return Series	14,922	121,583
Utilities Series	11,333	82,402

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions - continued
	Contract Charges	Surrender Charges
OCC Accumulation Trust
Equity Portfolio	$2,165	$3,056
Mid Cap Portfolio	2,274	12,787
Small Cap Portfolio	1,283	2,480
Managed Portfolio	540	5,098
PIMCO Variable Insurance Trust
High Yield Portfolio	20,806	74,253
Emerging Markets Bond Portfolio	19,763	81,183
Real Return Portfolio	6,079	31,399
Total Return Portfolio	25,296	117,843
Rydex Variable Trust
Nova Fund	505	9,645
OTC Fund	1,157	10,980
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	349	195
Investors Fund	94	395
Strategic Bond Fund	727	2,265
Total Return Fund	942	2,107
Sun Capital Advisers Trust
Sun Capital Money Market Fund	34,059	525,450
Sun Capital Investment Grade Bond Fund	12,200	61,311
Sun Capital Real Estate Fund	28,514	94,637
SC Blue Chip Mid Cap Fund	26,111	120,316
SC Davis Venture Value Fund	13,335	57,829
SC Value Small Cap Fund	27,229	107,150
Sun Capital All Cap Fund	1,071	2,907

(4) Annuity Reserves

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity, Futurity II, Futurity Focus and Futurity Accolade products and the 2000 Individual Annuitant Mortality Table and an assumed interest rate of 3% per year for Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive products. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales

The following table shows the aggregate cost of shares of the Funds purchased and proceeds from the sales of shares of the Funds for each Sub-account for the year ended December 31, 2005:
	Purchases	Sales
AIM Variable Insurance Fund, Inc.
V.I. Growth Fund Series 2	$4,691	$67,843
V.I. Core Equity Fund Series 2	45,294	99,115
V.I. Capital Appreciation Fund	1,754,373	7,868,604
V.I. Growth Fund	721,088	7,736,632
V.I. Growth and Income Fund	1,108,252	7,446,570
V.I. International Equity Fund	2,951,270	7,181,868
V.I. Value Fund	143,385	848,008
V.I. Capital Appreciation Fund Series 2	21,874	74,333
V.I. International Growth Fund Series 2	22,367	146,066
V.I. Premier Equity Fund Series 2	7,476	14,459
Arnhold and S. Bleichroader Advisers, Inc.
First Eagle SoGen Overseas Variable Fund	39,772,988	31,831,336
The Alger American Fund
Growth Portfolio	271,678	11,070,477
Income and Growth Portfolio	409,904	6,187,652
Small Capitalization Portfolio	54,654	1,615,052
Alliance Variable Products Series Fund, Inc.
Premier Growth Fund	1,543,286	2,546,685
Technology Fund	736,462	799,405
Growth and Income Fund	2,950,494	11,962,082
Worldwide Privatization Fund	4,920,653	1,804,447
Quasar Fund	2,721,764	2,519,104
Credit Suisse Institutional Fund, Inc.
Emerging Markets Portfolio	295,059	289,678
International Equity Portfolio	82,517	148,824
Global Post-Venture Capital Portfolio	97,124	201,630
Small Company Growth Portfolio	222,154	578,669
Fidelity Variable Insurance Products Funds
VIP Contrafund	10,131,440	6,318,266
VIP Overseas Fund	1,054,505	2,634,726
VIP Growth Fund	6,002,715	12,066,997
Franklin Templeton Variable Insurance Products Trust
Growth Securities Fund Class 2	2,363,444	928,403
Foreign Securities Fund Class 2	2,644,850	1,660,983
Goldman Sachs Variable Insurance Trust
VIT CORE Small Cap Equity Fund	2,228,199	1,860,714
VIT CORE US Equity Fund	1,267,741	3,681,898
VIT Growth and Income Fund	1,252,786	1,775,759
VIT International Equity Fund	749,202	2,953,495
VIT Capital Growth Fund	538,717	1,698,951
INVESCO Variable Investment Funds, Inc.
Dynamics Fund	290,414	500,165
Small Company Growth Fund	758,761	942,564

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,
Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued
	Purchases	Sales
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	$564,496	$2,613,023
International Opportunities Portfolio	420,299	1,423,855
Small Company Portfolio	1,581,875	1,637,872
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	25,725,030	27,911,087
Mid Cap Value	18,620,763	16,418,478
International Portfolio	1,992,115	1,389,081
MFS/Sun Life Series Trust
Capital Appreciation Series	1,528,181	4,571,831
Emerging Growth Series	803,548	5,944,039
Government Securities Series	3,580,233	10,676,635
High Yield Series	3,894,095	8,795,566
New Discovery S Class	3,066,276	8,381,758
Massachusetts Investors Growth Stock S Class	494,651	1,866,482
High Yield S Class	4,730,550	6,429,007
Capital Appreciation S Class	323,329	940,921
Utilities S Class	1,674,898	1,924,659
Emerging Growth S Class	341,435	721,238
Total Return S Class	10,763,675	13,095,960
Government Securities S Class	2,924,521	6,013,505
Massachusetts Investors Trust S Class	902,203	1,292,882
Massachusetts Investors Growth Stock Series	754,824	7,072,261
Massachusetts Investors Trust Series	883,936	5,859,965
Money Market Series	2,383,280	3,535,134
New Discovery Series	2,180,619	8,800,134
Total Return Series	7,237,405	11,492,610
Utilities Series	4,023,132	7,578,539
OCC Accumulation Trust
Equity Portfolio	52,572	858,922
Mid Cap Portfolio	410,602	1,613,631
Small Cap Portfolio	433,971	511,364
Managed Portfolio	94,238	463,726
PIMCO Variable Insurance Trust
High Yield Portfolio	16,035,643	11,647,701
Emerging Markets Bond Portfolio	11,834,924	8,997,840
Real Return Portfolio	4,799,435	3,533,699
Total Return Portfolio	19,982,347	17,272,477
Rydex Variable Trust
Nova Fund	370,567	411,340
OTC Fund	506,124	2,080,304
Salomon Brothers Variable Series Funds, Inc.
Capital Fund	85,266	125,805
Investors Fund	22,808	71,641
Strategic Bond Fund	589,558	597,516
Total Return Fund	320,540	780,360

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of Canada (U.S.) Variable Account F

Notes to Financial Statements - continued

(5) Investment Purchases and Sales - continued
	Purchases	Sales
Sun Capital Advisers Trust
Sun Capital Money Market Fund	$50,006,116	$67,292,431
Sun Capital Investment Grade Bond Fund	7,367,946	11,295,602
Sun Capital Real Estate Fund	15,615,124	15,592,853
SC Blue Chip Mid Cap Fund	7,873,250	15,884,561
SC Davis Venture Value Fund	6,791,588	9,139,525
SC Value Small Cap Fund	19,594,587	14,340,400
Sun Capital All Cap Fund	885,014	2,024,068

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights

The summary of unit values, units outstanding for variable annuity contracts, net assets, investment income ratio, expense ratio's, excluding expenses of the underlying funds and the total return, for the years ended December 31, are as follows:

			At December 31					For year ended December 31
								Investment
				Unit Fair Value				Income	Expense Ratio			Total Return
			Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
AG2
	December 31, 2005		79,268	$10.0129	to	$15.2891	$943,479%		1.35%	to	2.30%	4.70%	to	5.71%
	December 31, 2004		83,335	9.5392	to	14.4627	942,938		1.35	to	2.30	5.51	to	6.54 (y)
	December 31, 2003		47,672	9.0179	to	13.5751	559,295		1.35	to	2.30	27.87	to	29.11 (y)
	December 31, 2002	(c)	9,933	7.0343	to	10.5140	72,925		1.35	to	2.15	(29.66)	to	5.14
AG3
	December 31, 2005		33,532	10.8406	to	14.2850	401,916	1.17	1.35	to	2.25	2.72	to	3.66
	December 31, 2004		37,182	10.5537	to	13.7805	440,009	0.83	1.35	to	2.25	6.22	to	7.20
	December 31, 2003		37,791	9.9355	to	12.8547	420,573	1.29	1.35	to	2.25	21.36	to	22.48 (y)
	December 31, 2002	(c)	11,314	8.1995	to	10.4956	103,888	0.91	1.35	to	2.05	(18.00)	to	4.96
AI1
	December 31, 2005		3,329,705	6.0480	to	11.5039	27,382,457	0.06	1.15	to	1.85	6.83	to	7.60
	December 31, 2004		4,032,429	5.6585	to	10.7196	31,312,996		1.15	to	1.85	4.65	to	5.41
	December 31, 2003		4,349,721	5.4044	to	10.1966	32,219,547		1.15	to	1.85	27.13	to	28.05
	December 31, 2002		4,517,822	4.2491	to	7.9843	26,516,524		1.00	to	1.85	(25.76)	to	(25.22)
	December 31, 2001		5,563,655	6.1966	to	11.5712	44,487,725		1.15	to	1.85	(24.71)	to	(24.16)
AI2
	December 31, 2005		4,786,871	4.4383	to	8.4991	29,070,598		1.15	to	1.85	5.49	to	6.41
	December 31, 2004		5,955,627	4.2050	to	8.0182	34,075,283		1.00	to	1.85	6.22	to	7.14
	December 31, 2003		6,855,680	3.9568	to	7.5127	36,765,991		1.00	to	1.85	28.81	to	29.93
	December 31, 2002		8,105,745	3.0701	to	5.8045	34,096,185		1.00	to	1.85	(32.50)	to	(31.66)
	December 31, 2001		5,978,099	5.1794	to	9.7277	37,503,852	0.20	1.00	to	1.85	(35.12)	to	(34.55)
AI3
	December 31, 2005		3,571,932	6.7111	to	10.9334	30,162,342	1.42	1.00	to	1.85	3.37	to	4.26
	December 31, 2004		4,307,659	6.4351	to	10.5268	35,393,203	0.93	1.00	to	1.85	6.95	to	7.88
	December 31, 2003		4,977,326	6.0140	to	9.7960	38,099,300	1.00	1.00	to	1.85	22.12	to	23.18
	December 31, 2002		5,737,435	4.9221	to	7.9835	36,108,743	0.29	1.00	to	1.85	(17.15)	to	(16.43)
	December 31, 2001		7,175,804	6.3069	to	10.4760	55,463,593	0.05	1.00	to	1.85	(24.27)	to	(23.61)
AI4
	December 31, 2005		3,163,208	8.6897	to	13.8552	34,228,788	0.65	1.15	to	1.85	15.75	to	16.75
	December 31, 2004		3,574,144	7.5033	to	11.9128	33,192,203	0.64	1.00	to	1.85	21.71	to	22.76
	December 31, 2003		3,910,999	6.1619	to	9.7415	29,736,901	0.56	1.00	to	1.85	26.68	to	27.77
	December 31, 2002		4,224,313	4.8618	to	7.6535	25,474,957	0.36	1.00	to	1.85	(17.24)	to	(16.52)
	December 31, 2001		7,454,026	6.5504	to	10.2443	54,183,196	0.35	1.00	to	1.85	(24.96)	to	(24.30)
AI5
	December 31, 2005		619,108	7.9814	to	8.2508	5,028,619	0.81	1.15	to	1.85	3.71	to	4.44
	December 31, 2004		705,233	7.6962	to	7.8998	5,501,905	0.44	1.15	to	1.85	3.81	to	4.55
	December 31, 2003		836,085	7.4138	to	7.5558	6,258,571	0.29	1.15	to	1.85	22.77	to	23.64
	December 31, 2002		824,629	6.0388	to	6.1110	5,011,133	0.40	1.15	to	1.85	(31.55)	to	(31.06)
	December 31, 2001	(a)	407,446	7.9492	to	8.9475	3,603,548	0.29	1.15	to	1.85	(11.78)	to	(11.35)
AI7
	December 31, 2005		80,171	10.4430	to	15.1071	988,051		1.35	to	2.10	6.30	to	7.12
	December 31, 2004		83,459	9.8187	to	14.1034	961,587		1.35	to	2.10	4.09	to	4.89
	December 31, 2003		72,162	9.4277	to	13.4455	816,932		1.35	to	2.10	26.47	to	27.44 (y)
	December 31, 2002	(c)	14,094	7.4505	to	10.5504	117,551		1.10	to	1.90	(25.49)	to	5.50
AI8
	December 31, 2005		55,782	14.3668	to	17.9171	902,989	0.60	1.35	to	2.10	15.24	to	16.12
	December 31, 2004		63,338	12.4607	to	15.4847	890,184	0.57	1.35	to	2.10	21.10	to	22.03 (y)
	December 31, 2003		60,796	10.2842	to	12.7345	711,484	0.49	1.35	to	2.10	25.90	to	26.86 (y)
	December 31, 2002	(c)	4,093	8.1645	to	9.6921	34,395	0.31	1.35	to	2.15	(18.36)	to	(3.08)
AI9
	December 31, 2005		16,726	9.2481	to	13.8839	202,584	0.63	1.35	to	2.10	3.16	to	3.94
	December 31, 2004		17,199	8.9607	to	13.3572	200,665	0.37	1.35	to	2.10	3.27	to	4.06
	December 31, 2003		11,352	8.6724	to	12.8355	128,016	0.42	1.35	to	2.10	22.21	to	23.15 (y)
	December 31, 2002	(c)	2,289	7.0926	to	10.4230	18,018	1.52	1.35	to	2.05	(29.07)	to	4.23

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(c) For the period May 1, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
SGI
	December 31, 2005	6,745,856	$19.8666	to	$25.3074	$166,549,996	2.29%	1.00%	to	2.55%	18.37%	to	20.25%
	December 31, 2004	6,913,520	16.7837	to	20.9809	142,734,261	2.48	1.15	to	2.55	24.19	to	26.17 (y)
	December 31, 2003	6,087,549	13.5150	to	16.6818	100,397,991	0.05	1.00	to	2.55	35.15	to	49.57 (y)
	December 31, 2002 (d)	3,996,990	10.8885	to	11.1493	44,526,797	1.47	1.00	to	2.25	8.88	to	11.49
AL1
	December 31, 2005	4,056,460	6.6671	to	12.3447	34,643,303	0.23	1.15	to	1.85	9.97	to	10.76
	December 31, 2004	5,448,196	6.0597	to	11.1726	41,710,670		1.15	to	1.85	3.54	to	4.29
	December 31, 2003	6,967,886	5.8495	to	10.7391	51,067,194		1.15	to	1.85	32.66	to	33.81 (y)
	December 31, 2002	8,205,394	4.4070	to	8.0565	45,485,920	0.04	1.00	to	1.85	(34.20)	to	(33.66)
	December 31, 2001	10,169,607	7.0163	to	12.8134	87,365,194	0.24	1.00	to	1.85	(13.46)	to	(12.70)
AL2
	December 31, 2005	2,233,544	6.9233	to	12.9191	21,427,920	1.10	1.15	to	1.85	1.53	to	2.41
	December 31, 2004	2,847,367	6.8155	to	12.6640	26,554,538	0.56	1.00	to	1.85	5.85	to	6.76
	December 31, 2003	3,733,810	6.4358	to	11.9076	32,584,863	0.33	1.00	to	1.85	27.44	to	28.54
	December 31, 2002	4,500,052	5.0475	to	9.2993	30,858,383	0.67	1.00	to	1.85	(32.38)	to	(31.79)
	December 31, 2001	5,785,259	7.8053	to	14.2870	59,309,865	0.38	1.00	to	1.85	(15.92)	to	(15.18)
AL3
	December 31, 2005	831,703	6.4059	to	10.8376	7,178,774		1.15	to	1.85	14.73	to	15.56
	December 31, 2004	1,007,491	5.5809	to	9.4036	7,621,329		1.15	to	1.85	14.41	to	15.24
	December 31, 2003	1,243,757	4.8755	to	8.1817	8,177,252		1.15	to	1.85	39.71	to	40.73
	December 31, 2002	1,566,452	3.4879	to	5.8292	7,351,571		1.00	to	1.85	(28.52)	to	(27.06)
	December 31, 2001	1,962,751	5.2129	to	8.8215	12,963,425	0.06	1.15	to	1.85	(30.83)	to	(30.32)
AN1
	December 31, 2005	1,388,649	8.3995	to	15.2742	12,415,411		1.15	to	2.10	12.44	to	13.53
	December 31, 2004	1,506,718	7.4513	to	13.4816	11,884,975		1.15	to	2.10	5.90	to	7.10 (y)
	December 31, 2003	1,617,322	7.0074	to	12.6139	12,001,089		1.15	to	2.25	20.59	to	21.95 (y)
	December 31, 2002	1,052,237	5.7871	to	10.3646	6,201,326		1.15	to	2.25	(32.12)	to	3.65
	December 31, 2001 (a)	601,780	7.6530	to	8.7181	5,144,499		1.15	to	1.85	(14.74)	to	(14.33)
AN2
	December 31, 2005	281,537	6.8059	to	15.8254	2,103,260		1.15	to	2.10	1.48	to	2.46
	December 31, 2004	281,520	6.6898	to	15.4768	2,100,054		1.15	to	2.10	2.87	to	3.88
	December 31, 2003	396,141	6.4863	to	14.9298	2,817,763		1.15	to	2.10	40.56	to	42.14 (y)
	December 31, 2002	304,747	4.5958	to	10.5250	1,440,238		1.15	to	2.05	(42.89)	to	5.25
	December 31, 2001 (a)	157,358	6.9178	to	8.2622	1,269,256		1.15	to	1.85	(19.53)	to	(19.15)
AN3
	December 31, 2005	3,615,241	10.2393	to	15.5396	38,489,570	1.29	1.15	to	2.30	(4.78)	to	3.55
	December 31, 2004	4,469,640	9.9734	to	15.0595	46,251,629	0.74	1.00	to	2.30	8.66	to	10.11
	December 31, 2003	4,877,794	9.1366	to	13.7258	46,061,707	0.85	1.00	to	2.30	29.15	to	30.86 (y)
	December 31, 2002	3,865,669	7.0422	to	10.5259	27,536,338	0.58	1.00	to	2.05	(28.86)	to	5.26
	December 31, 2001 (a)	1,689,129	8.4391	to	9.3829	15,672,268	0.05	1.15	to	1.85	(7.70)	to	(7.26)
AN4
	December 31, 2005	679,808	16.1833	to	21.4594	11,511,506	0.33	1.15	to	2.35	17.73	to	19.17
	December 31, 2004	465,307	13.6767	to	18.1079	6,619,081	0.10	1.15	to	2.10	21.36	to	22.54 (y)
	December 31, 2003	351,603	11.2403	to	14.8594	4,110,462	1.04	1.15	to	2.10	40.07	to	41.43 (y)
	December 31, 2002	287,342	8.0044	to	10.2672	2,363,754	2.18	1.15	to	2.05	(10.75)	to	2.67
	December 31, 2001 (a)	37,676	6.7392	to	9.2621	321,781	0.01	1.15	to	1.85	(14.82)	to	(14.41)
AN5
	December 31, 2005	278,179	10.5399	to	17.8140	3,123,620		1.15	to	2.25	2.50	to	3.65
	December 31, 2004	264,939	10.2405	to	17.2206	2,844,332		1.15	to	2.25	11.80	to	13.07 (y)
	December 31, 2003	116,800	9.1218	to	15.2615	1,109,464		1.15	to	2.25	45.33	to	46.97 (y)
	December 31, 2002	75,132	6.2510	to	10.4054	483,853		1.15	to	1.85	(33.32)	to	4.05
	December 31, 2001 (a)	207,369	7.3630	to	9.3784	1,950,541		1.15	to	1.85	(6.25)	to	(5.80)
CS1
	December 31, 2005	81,847	15.1218	to	21.5383	1,583,158	0.75	1.15	to	1.40	26.15	to	26.48
	December 31, 2004	80,296	11.9850	to	17.0738	1,256,470	0.29	1.15	to	1.40	23.18	to	23.51
	December 31, 2003	82,222	9.7279	to	13.8611	1,044,211		1.15	to	1.40	40.88	to	41.25
	December 31, 2002	107,756	6.9038	to	9.8390	975,201	0.18	1.00	to	1.40	(12.80)	to	(12.57)
	December 31, 2001	124,190	8.3385	to	11.8873	1,308,142		1.15	to	1.85	(10.92)	to	(10.68)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
CS2
	December 31, 2005	47,318	$ 10.4441	to	$11.9272	$539,183	0.84%	1.15%	to	1.40%	15.80%	to	16.11%
	December 31, 2004	53,306	9.0174	to	10.2999	526,411	1.02	1.15	to	1.40	13.13	to	13.43
	December 31, 2003	65,412	7.9691	to	9.1043	571,636	0.46	1.15	to	1.40	31.23	to	31.58
	December 31, 2002	76,619	6.0714	to	6.9377	508,636		1.00	to	1.40	(21.03)	to	(20.82)
	December 31, 2001	104,918	8.3953	to	9.5960	883,610		1.15	to	1.85	(29.64)	to	(29.45)
CS3
	December 31, 2005	36,326	10.5525	to	12.8484	447,759		1.15	to	1.40	14.52	to	14.83
	December 31, 2004	45,514	9.2125	to	11.2190	492,597		1.15	to	1.40	16.33	to	16.64
	December 31, 2003	41,071	7.9175	to	9.6439	381,993		1.15	to	1.40	45.59	to	45.98
	December 31, 2002	43,870	5.4371	to	6.6239	280,672		1.00	to	1.40	(35.08)	to	(34.91)
	December 31, 2001	58,715	9.3337	to	11.3746	576,848		1.15	to	1.40	(23.27)	to	(23.16)
CS4
	December 31, 2005	159,999	9.9194	to	12.4233	1,723,614		1.15	to	1.40	(4.04)	to	(3.78)
	December 31, 2004	191,347	10.3348	to	12.9461	2,146,797		1.15	to	1.40	9.31	to	9.61
	December 31, 2003	117,857	9.4525	to	11.8432	1,301,976		1.15	to	1.40	46.47	to	46.86
	December 31, 2002	139,231	6.4522	to	8.0857	1,045,016		1.00	to	1.40	(34.62)	to	(34.45)
	December 31, 2001	252,504	9.7884	to	12.2702	2,952,097		1.15	to	1.85	(17.19)	to	(16.97)
FL1
	December 31, 2005	3,226,194	13.6266	to	17.0399	45,777,748	0.12	1.15	to	2.35	13.91	to	15.31
	December 31, 2004	2,876,581	11.9014	to	14.8074	35,659,207	0.19	1.15	to	2.35	12.45	to	13.83 (y)
	December 31, 2003	2,230,010	10.5300	to	13.0346	24,392,563	0.25	1.15	to	2.30	20.05	to	26.72 (y)
	December 31, 2002	1,422,859	8.3687	to	10.3067	12,043,799	0.37	1.15	to	2.25	(13.61)	to	3.07
	December 31, 2001 (a)	301,559	8.2113	to	9.5741	2,851,982		1.15	to	1.85	(5.68)	to	(5.23)
FL2
	December 31, 2005	786,753	11.3948	to	17.9632	9,371,943	0.53	1.15	to	2.10	16.30	to	17.42
	December 31, 2004	931,307	9.7732	to	15.3834	9,479,881	1.08	1.15	to	2.10	10.93	to	12.01
	December 31, 2003	975,952	8.7879	to	13.8113	8,843,340	0.48	1.15	to	2.10	40.04	to	41.39 (y)
	December 31, 2002	923,348	6.2595	to	9.8147	5,872,825	0.73	1.15	to	2.25	(22.98)	to	(1.85)
	December 31, 2001 (a)	2,991,637	7.4421	to	8.5233	24,051,764		1.15	to	1.85	(19.82)	to	(19.44)
FL3
	December 31, 2005	7,227,275	8.0694	to	14.4856	65,376,984	0.28	1.00	to	2.55	2.82	to	4.45
	December 31, 2004	7,870,040	7.7923	to	13.9175	68,251,070	0.13	1.15	to	2.55	0.49	to	2.09 (y)
	December 31, 2003	6,986,042	7.6992	to	13.6813	58,659,774	0.10	1.00	to	2.55	18.46	to	31.22 (y)
	December 31, 2002	5,065,258	5.9183	to	10.4634	30,420,886	0.12	1.15	to	2.25	(32.04)	to	4.63
	December 31, 2001 (a)	3,773,079	7.7787	to	8.8778	32,730,723		1.15	to	1.85	(13.49)	to	(13.08)
FTG
	December 31, 2005	400,641	15.6693	to	17.0948	6,741,828	1.11	1.15	to	2.25	6.42	to	7.63
	December 31, 2004	307,055	14.7014	to	15.8831	4,826,714	0.98	1.15	to	2.25	13.41	to	14.70 (y)
	December 31, 2003	100,517	12.9432	to	13.8470	1,378,832	2.23	1.15	to	2.25	29.17	to	30.63 (y)
	December 31, 2002 (d)	2,357	10.0133	to	10.5995	24,668		1.00	to	2.30	0.13	to	5.99
FTI
	December 31, 2005	369,103	16.1505	to	17.5284	6,341,480	1.17	1.00	to	2.10	7.86	to	9.07
	December 31, 2004	305,720	14.9733	to	16.0707	4,833,764	1.03	1.00	to	2.10	16.03	to	17.34 (y)
	December 31, 2003	209,950	12.9043	to	13.6958	2,840,756	1.28	1.00	to	2.10	29.44	to	30.89 (y)
	December 31, 2002 (d)	54,719	10.4408	to	10.4595	572,025		1.00	to	2.30	4.41	to	4.59
GS2
	December 31, 2005	412,887	13.5653	to	19.1845	6,771,886	0.25	1.00	to	1.85	4.11	to	5.01
	December 31, 2004	421,700	13.1119	to	18.2944	6,663,954	0.18	1.15	to	1.85	14.17	to	15.00 (y)
	December 31, 2003	537,797	11.4610	to	15.9079	7,512,286	0.27	1.15	to	1.85	43.31	to	44.35
	December 31, 2002	505,836	7.9514	to	11.0207	4,909,310	0.23	1.00	to	1.85	(17.12)	to	(15.93)
	December 31, 2001	668,766	9.0737	to	12.4635	7,691,027	0.31	1.15	to	1.85	2.58	to	3.33
GS3
	December 31, 2005	1,374,302	8.6512	to	16.2665	14,963,423	0.75	1.15	to	2.10	4.28	to	5.30
	December 31, 2004	1,604,359	8.2707	to	15.4805	16,491,554	1.14	1.15	to	2.10	12.52	to	13.63
	December 31, 2003	1,694,905	7.3278	to	13.6530	15,298,517	0.71	1.15	to	2.10	26.76	to	28.00 (y)
	December 31, 2002	1,993,373	5.7633	to	10.6802	14,150,917	0.55	1.00	to	2.05	(23.34)	to	6.80
	December 31, 2001	2,154,860	7.7804	to	11.1917	20,333,064	0.44	1.15	to	1.85	(13.58)	to	(12.95)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
GS4
	December 31, 2005	598,426	$ 10.2980	to	$ 12.0753	$6,675,346	1.60%	1.15%	to	1.85%	2.01%	to	2.75%
	December 31, 2004	643,199	10.0745	to	11.7893	7,051,742	1.59	1.15	to	1.85	16.60	to	17.44 (y)
	December 31, 2003	642,298	8.6229	to	10.0702	5,995,111	1.33	1.15	to	1.85	22.06	to	22.95
	December 31, 2002	703,658	7.0501	to	8.2167	5,375,072	1.34	1.00	to	1.85	(12.98)	to	(12.35)
	December 31, 2001	887,554	8.2218	to	9.6366	7,760,248	0.45	1.15	to	1.85	(11.03)	to	(10.37)
GS5
	December 31, 2005	771,158	8.7078	to	12.2003	8,397,043	0.30	1.15	to	1.85	11.61	to	12.41
	December 31, 2004	993,729	7.7983	to	10.8819	9,614,462	1.23	1.15	to	1.85	11.38	to	12.19
	December 31, 2003	965,025	6.9980	to	9.7254	8,349,977	4.23	1.15	to	1.85	32.99	to	33.95
	December 31, 2002	1,048,203	5.2595	to	7.2798	6,737,841	0.98	1.00	to	1.85	(19.85)	to	(19.27)
	December 31, 2001	1,311,340	7.2538	to	9.9775	10,458,720	1.45	1.15	to	1.85	(23.71)	to	(23.15)
GS7
	December 31, 2005	326,430	8.5761	to	14.1702	3,027,975	0.14	1.15	to	2.10	0.63	to	1.76
	December 31, 2004	444,078	8.4876	to	13.9531	4,134,445	0.83	1.15	to	2.25	6.63	to	7.83 (y)
	December 31, 2003	351,482	7.9276	to	12.9662	3,099,739	0.31	1.15	to	2.10	21.14	to	22.32 (y)
	December 31, 2002	294,424	6.5275	to	10.6221	1,951,108	0.27	1.15	to	2.05	(26.45)	to	6.22
	December 31, 2001 (a)	90,647	8.5073	to	9.0546	798,856	0.23	1.15	to	1.85	(12.08)	to	(11.69)
IV1
	December 31, 2005	212,624	8.7897	to	18.1030	2,088,498		1.15	to	2.35	8.13	to	9.45
	December 31, 2004	236,847	8.0879	to	16.5734	2,087,945		1.15	to	2.05	10.78	to	12.03 (y)
	December 31, 2003	265,834	7.2709	to	14.8235	2,049,623		1.15	to	2.25	34.73	to	36.24 (y)
	December 31, 2002	393,726	5.3748	to	10.9025	2,135,358		1.15	to	2.05	(34.08)	to	9.02
	December 31, 2001 (a)	170,065	7.2534	to	8.3429	1,371,474		1.15	to	1.85	(19.59)	to	(19.20)
IV2
	December 31, 2005	375,781	9.0037	to	16.3607	3,798,024		1.15	to	2.30	2.78	to	3.99
	December 31, 2004	390,021	8.7201	to	15.7654	3,776,289		1.15	to	2.30	11.27	to	12.58 (y)
	December 31, 2003	367,540	7.8009	to	14.0319	3,142,310		1.15	to	2.30	30.37	to	31.90 (y)
	December 31, 2002	227,469	5.9564	to	10.6445	1,374,325		1.15	to	2.05	(32.39)	to	6.45
	December 31, 2001 (a)	105,665	7.4813	to	8.7461	933,440		1.15	to	1.85	(11.90)	to	(11.48)
JP1
	December 31, 2005	940,914	7.3984	to	9.7866	8,730,509	1.30	1.15	to	1.85	(0.52)	to	0.20
	December 31, 2004	1,162,485	7.4332	to	9.7910	10,721,269	0.82	1.15	to	1.85	7.46	to	8.24
	December 31, 2003	1,418,266	6.9138	to	9.0681	12,067,198	0.77	1.15	to	1.85	25.77	to	26.68
	December 31, 2002	1,646,234	5.4944	to	7.1758	11,099,926	0.05	1.00	to	1.85	(26.02)	to	(25.48)
	December 31, 2001	2,063,692	7.7128	to	10.1168	18,832,702	0.48	1.15	to	1.85	(13.55)	to	(12.92)
JP2
	December 31, 2005	400,367	9.0205	to	12.5492	4,290,845	0.90	1.15	to	1.85	8.65	to	9.44
	December 31, 2004	496,484	8.2854	to	11.4974	4,893,824	0.59	1.15	to	1.85	16.18	to	17.02
	December 31, 2003	573,871	7.1172	to	9.8513	4,867,038	0.84	1.15	to	1.85	29.99	to	30.94
	December 31, 2002	691,691	5.4639	to	7.5437	4,472,500	0.49	1.00	to	1.85	(19.82)	to	(19.24)
	December 31, 2001	915,732	7.2397	to	10.0974	7,427,975	0.95	1.15	to	1.85	(20.65)	to	(20.07)
JP3
	December 31, 2005	458,734	10.0886	to	16.2545	5,962,869		1.15	to	1.85	1.51	to	2.24
	December 31, 2004	511,581	9.9185	to	15.9112	6,626,292		1.15	to	1.85	24.81	to	25.72
	December 31, 2003	526,385	7.9305	to	12.6899	5,479,284		1.15	to	1.85	33.46	to	34.43
	December 31, 2002	565,247	5.9300	to	9.4647	4,418,747	0.21	1.00	to	1.85	(23.10)	to	(22.54)
	December 31, 2001	664,931	7.6661	to	12.2520	6,757,718	0.04	1.15	to	1.85	(9.74)	to	(9.08)
LA1
	December 31, 2005	13,621,201	11.0632	to	15.6855	179,639,968	0.95	1.00	to	2.55	0.62	to	2.22
	December 31, 2004	14,554,694	10.9612	to	15.3996	188,671,788	0.86	1.00	to	2.55	9.77	to	11.52
	December 31, 2003	14,220,415	9.9546	to	13.8575	165,999,819	0.73	1.00	to	2.55	19.13	to	29.70 (y)
	December 31, 2002	12,899,028	7.7730	to	10.7219	116,450,425	0.51	1.00	to	2.25	(22.27)	to	7.22
	December 31, 2001 (a)	11,399,173	9.8977	to	12.8855	130,365,761	0.85	1.00	to	1.85	(8.45)	to	(7.66)
LA2
	December 31, 2005	7,264,902	13.1139	to	17.1707	108,021,104	0.44	1.00	to	2.55	5.47	to	7.14
	December 31, 2004	7,462,770	12.3957	to	16.0827	104,214,749	0.31	1.00	to	2.55	20.87	to	22.80
	December 31, 2003	6,889,740	10.2236	to	13.1433	78,536,192	0.64	1.00	to	2.55	20.80	to	23.51 (y)
	December 31, 2002	4,868,436	8.3835	to	10.6794	44,797,324	0.69	1.00	to	2.25	(16.17)	to	6.79
	December 31, 2001 (a)	2,281,117	8.9499	to	9.9510	23,695,759	0.84	1.15	to	1.85	3.44	to	3.90

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
LA3
	December 31, 2005	389,684	$12.9454	to	$ 21.1461	$5,368,719%		1.15%	to	2.35%	23.66	% to	25.18%
	December 31, 2004	358,522	10.4151	to	16.9868	3,909,396	0.16	1.15	to	2.10	18.17	to	19.31 (y)
	December 31, 2003	213,445	8.7914	to	14.3168	1,964,050	2.12	1.15	to	2.10	38.29	to	39.63 (y)
	December 31, 2002	158,181	6.3410	to	8.2983	1,021,388	1.23	1.00	to	1.85	(19.23	) to	(17.02)
	December 31, 2001	42,292	7.0106	to	8.9279	332,937	0.29	1.15	to	1.85	(21.47	) to	(21.12)
CAS
	December 31, 2005	1,463,097	5.1523	to	8.8293	10,574,215	0.57	1.15	to	1.85	(0.95	) to	(0.23)
	December 31, 2004	1,891,535	5.1988	to	8.8713	13,659,827	0.06	1.15	to	1.85	8.96	to	9.76
	December 31, 2003	2,125,014	4.7688	to	8.1028	13,902,670		1.15	to	1.85	26.33	to	27.42 (y)
	December 31, 2002	2,385,864	3.7729	to	6.3834	12,330,965	0.18	1.00	to	1.85	(33.64	) to	(33.06)
	December 31, 2001	3,296,185	6.1469	to	10.5012	25,983,854	0.36	1.00	to	1.85	(26.71	) to	(26.07)
EGS
	December 31, 2005	2,774,869	4.9478	to	10.9980	21,364,521		1.15	to	1.85	7.12	to	7.90
	December 31, 2004	3,432,360	4.6164	to	10.2179	24,693,466		1.15	to	1.85	11.14	to	11.95
	December 31, 2003	4,195,519	4.1515	to	9.1497	27,103,648		1.15	to	1.85	29.06	to	30.00
	December 31, 2002	4,741,685	3.2150	to	7.0556	23,694,820		1.00	to	1.85	(35.40	) to	(34.92)
	December 31, 2001	6,733,222	5.6007	to	12.2101	52,492,438		1.15	to	1.85	(35.80	) to	(35.33)
GSS
	December 31, 2005	2,528,616	12.1381	to	13.5081	32,610,320	4.82	1.15	to	1.85	0.42	to	1.14
	December 31, 2004	3,177,865	12.0756	to	13.3883	40,625,793	5.70	1.15	to	1.85	1.84	to	2.72 (y)
	December 31, 2003	4,388,719	11.8457	to	13.0842	54,863,853	4.54	1.00	to	1.85	0.26	to	1.13
	December 31, 2002	6,101,434	11.8031	to	12.9882	75,660,507	4.17	1.00	to	1.85	7.77	to	8.70
	December 31, 2001	4,640,049	10.7500	to	11.6010	53,198,300	5.16	1.10	to	1.85	5.45	to	6.37
HYS
	December 31, 2005	1,596,264	11.8957	to	12.9020	19,954,232	8.80	1.15	to	1.85	0.31	to	1.04
	December 31, 2004	2,128,350	11.8530	to	12.8513	26,416,955	7.83	1.15	to	1.85	7.51	to	8.30
	December 31, 2003	2,531,621	11.0191	to	11.8805	29,117,142	8.96	1.15	to	1.85	19.20	to	20.06 (y)
	December 31, 2002	2,506,679	9.2399	to	9.9067	24,127,067	11.38	1.00	to	1.85	0.85	to	1.53
	December 31, 2001	4,366,787	9.3145	to	9.8965	41,407,521	8.60	1.15	to	1.85	(0.14	) to	0.59
M1A
	December 31, 2005	4,043,848	9.4664	to	15.0204	43,360,384		1.00	to	2.55	2.29	to	3.91
	December 31, 2004	4,509,615	9.2263	to	14.5064	46,625,744		1.00	to	2.55	4.47	to	6.14
	December 31, 2003	4,285,431	8.8040	to	13.7157	40,995,153		1.00	to	2.55	22.94	to	33.66 (y)
	December 31, 2002	2,563,610	6.6708	to	10.2978	17,299,280		1.00	to	2.25	(34.89	) to	2.98
	December 31, 2001 (b)	234,663	8.0788	to	9.9670	2,417,131		1.15	to	1.85	2.86	to	3.12
M1B
	December 31, 2005	1,009,270	9.1054	to	13.7750	9,646,490	0.28	1.00	to	2.10	1.97	to	3.12
	December 31, 2004	1,147,235	8.9065	to	13.4059	10,664,342		1.00	to	2.10	7.05	to	8.26
	December 31, 2003	1,302,763	8.2983	to	12.4271	11,315,398		1.00	to	2.10	20.27	to	21.62 (y)
	December 31, 2002	1,096,685	6.8823	to	10.2544	7,605,453	0.12	1.00	to	2.05	(30.61	) to	2.54
	December 31, 2001 (b)	352,547	8.0479	to	9.8053	3,443,901		1.15	to	1.85	(2.45	) to	(2.21)
MFC
	December 31, 2005	1,040,497	12.6595	to	13.6546	13,434,901	8.52	1.00	to	2.10	(0.35	) to	0.92
	December 31, 2004	1,255,887	12.6361	to	13.5996	16,139,308	7.41	1.00	to	2.25	6.90	to	8.27
	December 31, 2003	1,401,637	11.7873	to	12.6501	16,730,020	8.78	1.00	to	2.25	18.48	to	20.00 (y)
	December 31, 2002	1,187,722	9.9081	to	10.6129	11,857,623	9.95	1.15	to	2.25	(0.24	) to	6.13
	December 31, 2001 (b)	375,235	8.4040	to	9.8255	3,706,867		1.15	to	1.85	(1.34	) to	(1.09)
MFD
	December 31, 2005	159,853	8.6877	to	14.5036	1,507,529	0.37	1.15	to	2.05	(1.42	) to	(0.52)
	December 31, 2004	228,056	8.7952	to	14.6089	2,141,711		1.15	to	2.05	8.51	to	9.51
	December 31, 2003	203,868	8.0892	to	13.3679	1,705,423		1.15	to	2.05	25.72	to	26.87 (y)
	December 31, 2002	175,129	6.4212	to	7.0533	1,134,232	0.16	1.15	to	2.05	(35.57	) to	(29.47)
	December 31, 2001 (b)	75,869	7.6216	to	9.8565	737,135		1.15	to	1.85	(2.96	) to	(2.75)
MFE
	December 31, 2005	666,466	12.9764	to	22.0157	9,136,391	0.84	1.15	to	2.35	14.23	to	15.63
	December 31, 2004	683,728	11.3020	to	19.0781	8,083,886	1.75	1.15	to	2.30	27.02	to	28.52
	December 31, 2003	711,851	8.8571	to	14.8751	6,513,154	2.44	1.15	to	2.30	32.90	to	34.47 (y)
	December 31, 2002	510,083	6.6338	to	11.0756	3,420,665	4.08	1.15	to	2.25	(33.11	) to	10.76
	December 31, 2001 (b)	282,084	7.5521	to	9.2085	2,517,114		1.15	to	1.85	(10.89	) to	(10.67)

(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

			At December 31					For year ended December 31
								Investment
				Unit Fair Value				Income	Expense Ratio			Total Return
			Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
MFF
	December 31, 2005		256,526	$9.5267	to	$16.2236	$2,678,183%		1.15%	to	2.15%	6.40%	to	7.65%
	December 31, 2004		296,488	8.9127	to	15.1013	2,851,183		1.15	to	2.30	10.36	to	11.66
	December 31, 2003		334,738	8.0389	to	13.5516	2,853,477		1.15	to	2.30	28.12	to	29.63 (y)
	December 31, 2002		196,254	6.2456	to	10.4752	1,243,360		1.15	to	2.15	(37.03)	to	4.75
	December 31, 2001	(b)	100,216	7.8897	to	9.2854	973,048		1.15	to	1.85	(3.06)	to	(2.83)
MFJ
	December 31, 2005		6,231,478	11.1911	to	13.4958	76,077,049	2.48	1.15	to	2.55	0.20	to	1.63
	December 31, 2004		6,635,879	11.1349	to	13.3058	80,195,913	2.43	1.15	to	2.55	8.30	to	10.03 (y)
	December 31, 2003		5,722,681	10.2496	to	12.1359	62,680,373	2.74	1.00	to	2.55	9.69	to	15.66 (y)
	December 31, 2002		3,318,943	8.9888	to	10.5296	30,878,557	2.83	1.00	to	2.10	(10.11)	to	5.30
	December 31, 2001	(b)	869,203	8.1437	to	9.7889	8,657,514		1.15	to	1.85	(0.53)	to	(0.29)
MFK
	December 31, 2005		2,166,389	10.3163	to	11.4658	24,058,659	4.51	1.00	to	2.25	(0.28)	to	0.99
	December 31, 2004		2,514,641	10.3297	to	11.3535	27,798,546	5.40	1.00	to	2.25	1.21	to	2.51
	December 31, 2003		3,381,658	10.1901	to	11.0752	36,675,804	4.46	1.00	to	2.25	(0.42)	to	0.85 (y)
	December 31, 2002		3,416,760	10.2177	to	10.9818	37,239,740	3.48	1.00	to	2.25	2.18	to	8.42
	December 31, 2001	(b)	628,219	8.4902	to	10.2440	6,351,596		1.15	to	1.85	0.99	to	1.24
MFL
	December 31, 2005		604,951	10.3470	to	14.7514	6,547,574	0.83	1.15	to	2.30	4.96	to	6.19
	December 31, 2004		641,452	9.8134	to	13.9200	6,549,300	0.84	1.15	to	2.30	9.16	to	10.45
	December 31, 2003		716,658	8.9484	to	12.6285	6,749,487	0.92	1.15	to	2.30	19.64	to	21.04 (y)
	December 31, 2002		656,869	7.4454	to	10.4542	4,924,354	0.97	1.15	to	2.05	(23.48)	to	4.54
	December 31, 2001	(b)	276,474	7.8888	to	9.6608	2,671,470		1.15	to	1.85	(3.49)	to	(3.26)
MIS
	December 31, 2005		3,336,892	5.9532	to	8.5938	23,869,194	0.52	1.15	to	1.85	2.45	to	3.33
	December 31, 2004		4,227,994	5.8080	to	8.3545	29,345,425	0.07	1.00	to	1.85	7.58	to	8.51
	December 31, 2003		5,040,025	5.3962	to	7.7346	32,510,969		1.00	to	1.85	21.11	to	22.15
	December 31, 2002		5,812,738	4.4535	to	6.3607	31,031,630	0.15	1.00	to	1.85	(29.39)	to	(28.78)
	December 31, 2001		7,310,990	6.8988	to	9.7996	55,294,423	0.11	1.10	to	1.85	(26.29)	to	(25.65)
MIT
	December 31, 2005		2,375,230	8.5905	to	10.2913	22,262,175	0.97	1.15	to	1.85	5.72	to	6.48
	December 31, 2004		2,926,859	8.1218	to	9.6953	25,813,920	1.02	1.15	to	1.85	9.91	to	10.71
	December 31, 2003		3,429,237	7.3857	to	8.7853	27,388,470	1.14	1.15	to	1.85	20.56	to	21.44
	December 31, 2002		3,718,258	6.1229	to	7.2574	24,563,903	1.07	1.00	to	1.85	(22.69)	to	(22.12)
	December 31, 2001		4,731,430	8.3767	to	9.9278	40,259,945	0.77	1.15	to	1.85	(17.30)	to	(16.70)
MMS
	December 31, 2005		213,236	11.3667			2,423,775	2.61	1.40			1.31
	December 31, 2004		318,670	11.2203			3,575,629	0.84	1.40			(0.57)
	December 31, 2003		298,820	11.2846			3,372,148	0.63	1.40			(0.76)
	December 31, 2002		496,876	11.3710			5,650,249	1.27	1.40			(0.12)
	December 31, 2001		598,302	11.2904			6,809,800	3.44	1.25			2.34
NWD
	December 31, 2005		3,540,321	7.5558	to	14.3274	35,744,970		1.15	to	1.85	3.27	to	4.16
	December 31, 2004		4,180,165	7.3132	to	13.7746	40,726,503		1.00	to	1.85	5.49	to	6.41
	December 31, 2003		4,304,375	6.9289	to	12.9631	39,569,126		1.00	to	1.85	32.79	to	33.94
	December 31, 2002		4,545,469	5.2153	to	9.6919	31,691,182		1.00	to	1.85	(34.69)	to	(34.13)
	December 31, 2001		3,148,941	7.8672	to	14.4709	34,145,689		1.00	to	1.85	(6.88)	to	(6.07)
TRS
	December 31, 2005		3,564,758	12.1091	to	14.2654	48,229,715	2.64	1.15	to	1.85	1.12	to	1.85
	December 31, 2004		4,027,577	11.9625	to	14.0500	53,629,734	2.52	1.15	to	1.85	9.40	to	10.35 (y)
	December 31, 2003		4,431,211	10.9232	to	12.7901	53,649,144	3.27	1.00	to	1.85	14.98	to	15.98 (y)
	December 31, 2002		4,565,050	9.4901	to	11.0783	47,864,709	3.16	1.00	to	1.85	(7.46)	to	(6.66)
	December 31, 2001		4,188,905	10.2072	to	11.8762	47,271,929	3.01	1.10	to	1.85	(1.36)	to	(0.50)
UTS
	December 31, 2005		2,469,647	10.5958	to	16.0981	34,261,206	1.00	1.15	to	1.85	15.13	to	15.96
	December 31, 2004		2,734,745	9.1987	to	13.9190	32,174,241	1.97	1.15	to	1.85	27.96	to	28.89
	December 31, 2003		3,072,250	7.1853	to	10.8282	28,239,267	3.20	1.15	to	1.85	33.74	to	34.71
	December 31, 2002		3,365,478	5.3699	to	8.0597	23,176,843	3.80	1.00	to	1.85	(25.26)	to	(24.72)
	December 31, 2001		5,070,993	8.4643	to	12.6248	46,649,921	3.77	1.15	to	1.85	(25.72)	to	(25.18)

(b) For the period August 27, 2001 (commencement of operations) through December 31, 2001.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio			Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**			lowest to highest***
OP1
	December 31, 2005	408,070	$11.7581	to	$12.1623	$5,002,406	0.43%	1.15%	to	1.70%	5.23%	to	5.83%
	December 31, 2004	472,824	11.1105	to	11.5207	5,452,107	1.01	1.15	to	1.70	10.02	to	10.65
	December 31, 2003	572,983	10.0409	to	10.4385	5,990,517	1.41	1.15	to	1.70	26.20	to	27.11
	December 31, 2002	687,993	7.8992	to	8.2355	5,675,742	1.01	1.00	to	1.85	(22.87)	to	(22.31)
	December 31, 2001	1,054,691	10.7412	to	11.2525	11,224,190	0.93	1.15	to	1.85	(13.15)	to	(8.08)
OP2
	December 31, 2005	344,254	24.4939	to	26.8118	9,043,610		1.15	to	1.85	14.04	to	14.87
	December 31, 2004	405,762	21.3760	to	23.3597	9,290,313	0.10	1.15	to	1.70	17.13	to	17.98
	December 31, 2003	476,073	18.1632	to	19.8527	9,245,289		1.15	to	1.85	29.98	to	30.92
	December 31, 2002	579,459	13.9078	to	15.2044	8,615,606		1.00	to	1.85	(8.85)	to	(8.19)
	December 31, 2001	900,726	14.3036	to	15.6418	14,564,433	0.21	1.15	to	1.85	4.58	to	5.34
OP3
	December 31, 2005	147,235	15.1430	to	20.5920	2,670,997		1.15	to	1.85	(1.79)	to	(1.08)
	December 31, 2004	173,617	15.3457	to	20.8163	3,170,666	0.05	1.15	to	1.85	15.70	to	16.54
	December 31, 2003	237,694	13.2005	to	17.8622	3,686,836	0.06	1.15	to	1.85	40.02	to	41.03
	December 31, 2002	330,269	9.3830	to	12.6653	3,660,269	0.08	1.00	to	1.85	(23.09)	to	(22.53)
	December 31, 2001	536,606	11.3704	to	15.2911	7,470,840	1.07	1.15	to	1.85	6.32	to	7.09
OP4
	December 31, 2005	110,184	11.8381	to	12.3391	1,353,995	1.32	1.15	to	1.60	3.60	to	4.09
	December 31, 2004	145,797	11.3997	to	11.8861	1,724,996	1.55	1.15	to	1.60	8.88	to	9.50 (y)
	December 31, 2003	175,394	10.4103	to	10.8835	1,898,569	1.92	1.15	to	1.70	19.50	to	20.37 (y)
	December 31, 2002	206,097	8.6487	to	9.0659	1,860,060	2.18	1.00	to	1.85	(18.42)	to	(17.83)
	December 31, 2001	304,247	10.9367	to	11.5107	3,346,490	2.37	1.15	to	1.85	(6.44)	to	(6.00)
PHY
	December 31, 2005	5,685,755	11.6362	to	14.6893	82,096,357	6.56	1.15	to	2.55	1.48	to	2.94
	December 31, 2004	5,662,497	11.4668	to	14.3060	79,762,456	6.60	1.15	to	2.55	6.76	to	8.47 (y)
	December 31, 2003	5,046,425	10.7405	to	13.2837	66,020,259	7.14	1.00	to	2.55	7.41	to	21.68 (y)
	December 31, 2002 (d)	2,764,653	10.8107	to	10.9945	29,938,965	10.40	1.00	to	2.30	8.11	to	9.95
PMB
	December 31, 2005	3,718,255	12.5101	to	18.4759	66,498,698	5.04	1.00	to	2.55	7.97	to	9.68
	December 31, 2004	3,755,012	11.5871	to	16.7929	61,554,549	3.97	1.15	to	2.55	9.26	to	11.00 (y)
	December 31, 2003	3,397,699	10.6054	to	15.1763	50,681,753	4.91	1.00	to	2.55	6.05	to	30.37 (y)
	December 31, 2002 (d)	2,694,865	11.2045	to	11.6365	31,322,058	7.96	1.00	to	2.30	12.04	to	16.37
PRR
	December 31, 2005	1,742,533	11.3747	to	12.0220	20,389,050	2.78	1.00	to	2.25	(1.15)	to	1.08
	December 31, 2004	1,673,196	11.3967	to	11.9780	19,484,866	1.00	1.15	to	2.25	6.46	to	7.68
	December 31, 2003	1,364,548	10.7050	to	11.1879	14,822,118	2.41	1.15	to	2.25	6.40	to	7.62 (y)
	December 31, 2002 (d)	161,628	10.0645	to	10.0894	1,660,281	3.29	1.00	to	2.30	0.64	to	0.89
PTR
	December 31, 2005	9,510,770	10.1577	to	11.2011	104,664,069	3.40	1.00	to	2.55	(0.15)	to	1.43
	December 31, 2004	9,586,165	10.1732	to	11.0931	104,630,759	1.89	1.00	to	2.55	2.21	to	3.84
	December 31, 2003	8,040,150	9.9532	to	10.7591	85,028,589	2.79	1.00	to	2.55	(0.47)	to	3.99 (y)
	December 31, 2002 (d)	4,171,216	10.1935	to	10.4195	42,621,301	4.28	1.00	to	2.30	1.93	to	4.20
RX1
	December 31, 2005	133,984	8.1474	to	16.7265	1,157,400	0.30	1.15	to	2.10	1.79	to	2.77
	December 31, 2004	137,931	7.9839	to	16.3411	1,155,170	0.04	1.15	to	2.10	12.21	to	13.30
	December 31, 2003	170,733	7.0970	to	14.4815	1,262,326		1.15	to	2.10	36.27	to	37.59 (y)
	December 31, 2002	178,307	5.1947	to	6.3585	937,500	3.43	1.15	to	2.05	(36.92)	to	(36.42)
	December 31, 2001 (a)	25,047	7.5481	to	9.1202	206,738	3.83	1.40	to	1.85	(17.65)	to	(17.34)
RX2
	December 31, 2005	151,690	7.2196	to	17.4308	1,270,177		1.15	to	2.10	(1.01)	to	(0.05)
	December 31, 2004	330,956	7.2744	to	17.4743	2,922,248		1.15	to	2.10	7.04	to	8.09
	December 31, 2003	552,205	6.7783	to	16.1999	4,257,452		1.15	to	2.10	42.37	to	43.75 (y)
	December 31, 2002	184,922	4.7490	to	11.2833	905,669		1.15	to	1.90	(41.43)	to	12.83
	December 31, 2001 (a)	207,526	6.4472	to	8.2307	1,646,368		1.40	to	1.85	(20.84)	to	(20.49)

(a) For the period May 1, 2001 (commencement of operations) through December 31, 2001.

(d) For the period September 30, 2002 (commencement of operations) through December 31, 2002. Investement Income Ratio and Expense Ratio have been annualized.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income	Expense Ratio				Total Return
		Units	lowest to highest			Net Assets	Ratio*	lowest to highest**				lowest to highest***
SB1
	December 31, 2005	40,865	$16.9932			$694,460	0.84%		1.40		%		2.61		%
	December 31, 2004	43,010	16.5603			712,430	0.54		1.40				6.81
	December 31, 2003	45,933	15.5041			712,300	0.26		1.40				37.12
	December 31, 2002	50,322	11.3073			569,133	0.36		1.40				(25.10)
	December 31, 2001	58,507	15.3706			895,117	1.06		1.40				(0.84)
SB2
	December 31, 2005	42,537	13.6989			582,749	1.18		1.40				5.06
	December 31, 2004	46,159	13.0390			601,852	1.46		1.40				8.85
	December 31, 2003	45,865	11.9790			549,419	1.44		1.40				30.51
	December 31, 2002	44,173	9.1789			405,465	1.10		1.40				(24.11)
	December 31, 2001	46,806	12.4261			566,123	0.77		1.40				(5.48)
SB3
	December 31, 2005	196,147	14.7654			2,927,433	4.70		1.40				1.06
	December 31, 2004	208,946	14.6110			3,084,437	4.61		1.40				5.17
	December 31, 2003	227,701	13.8926			3,194,920	5.04		1.40				11.67
	December 31, 2002	266,350	12.4412			3,343,591	4.55		1.40				7.34
	December 31, 2001	312,493	11.3543			3,651,666	4.01		1.40				5.43
SB4
	December 31, 2005	269,408	12.0476			3,258,897	1.83		1.40				1.89
	December 31, 2004	311,151	11.8238			3,692,182	1.77		1.40				7.23
	December 31, 2003	303,978	11.0262			3,364,835	1.77		1.40				14.32
	December 31, 2002	280,674	9.6453			2,719,538	1.25		1.40				(8.15)
	December 31, 2001	377,628	10.5189			3,979,916	2.50		1.40				(2.18)
SC1
	December 31, 2005	8,209,391	9.6332	to	11.0760	85,985,670	2.69	1.15	to	2.50		0.20	to	1.73
	December 31, 2004	9,989,638	9.5899	to	10.9024	102,780,734	0.79	1.00	to	2.55		(1.84)	to	(0.27	)(y)
	December 31, 2003	9,408,598	9.7395	to	10.9475	97,978,157	0.56	1.00	to	2.50		(1.76)	to	(0.46	)(y)
	December 31, 2002	13,525,823	9.9092	to	11.0128	143,088,640	1.11	1.00	to	2.25		(0.91)	to	0.11
	December 31, 2001	10,787,454	10.6595	to	10.9209	115,305,491	3.13	1.00	to	1.85		1.66	to	2.55
SC2
	December 31, 2005	3,463,625	11.4816	to	13.5440	45,531,897	4.71	1.15	to	2.25		(0.32)	to	0.81
	December 31, 2004	3,916,087	11.5190	to	13.4781	51,252,953	4.82	1.15	to	2.25		4.02	to	5.21	(y)
	December 31, 2003	4,713,218	11.0977	to	12.8517	58,964,013	5.26	1.15	to	2.10		7.18	to	8.40	(y)
	December 31, 2002	5,494,856	10.3315	to	11.8930	64,022,576	5.62	1.00	to	2.25		3.25	to	4.00
	December 31, 2001	7,089,173	10.7052	to	11.2878	79,912,659	6.01	1.15	to	1.85		5.24	to	6.01
SC3
	December 31, 2005	3,158,457	16.8526	to	29.0351	74,380,506	1.61	1.15	to	2.55		6.88	to	8.43
	December 31, 2004	3,421,485	15.7675	to	26.7785	74,964,847	1.67	1.15	to	2.55		29.91	to	31.98	(y)
	December 31, 2003	3,686,003	12.1371	to	20.3175	61,894,047		1.00	to	2.55		21.37	to	34.59	(y)
	December 31, 2002	3,241,508	9.5184	to	15.1589	42,368,386	6.02	1.00	to	2.25		(4.82)	to	6.17
	December 31, 2001	1,408,479	11.0724	to	13.8086	18,358,466	5.46	1.15	to	1.85		10.47	to	11.27
SC5
	December 31, 2005	5,293,361	13.0984	to	22.9496	86,654,085	0.09	1.00	to	2.55		13.64	to	15.45
	December 31, 2004	5,905,259	11.4322	to	19.9695	84,049,652		1.00	to	2.55		13.17	to	14.98
	December 31, 2003	5,764,598	10.0189	to	17.4474	71,560,388		1.00	to	2.55		21.19	to	34.74	(y)
	December 31, 2002	5,545,133	7.4927	to	13.0085	51,368,231		1.00	to	2.25		(19.65)	to	4.75
	December 31, 2001	4,473,960	8.7568	to	15.1331	51,486,712		1.00	to	1.85		(5.06)	to	(4.24)
SC7
	December 31, 2005	4,560,454	10.7293	to	16.2875	51,167,524	0.71	1.00	to	2.30		7.21	to	8.63
	December 31, 2004	4,738,650	9.9620	to	15.0463	49,162,052	0.66	1.15	to	2.30		9.86	to	11.33	(y)
	December 31, 2003	4,594,007	9.0262	to	13.5636	42,970,532	0.58	1.00	to	2.30		27.50	to	29.20	(y)
	December 31, 2002	4,409,222	7.0467	to	10.5355	31,678,763		1.00	to	2.15		(17.84)	to	5.35
	December 31, 2001	3,692,440	8.5577	to	9.0832	32,120,228	0.53	1.00	to	1.85		(12.27)	to	(11.51)
SCB
	December 31, 2005	5,183,910	11.8636	to	17.3136	82,150,009		1.15	to	2.55		1.68	to	3.15
	December 31, 2004	5,487,756	11.6321	to	16.7874	84,451,283		1.15	to	2.55		15.40	to	17.24	(y)
	December 31, 2003	5,188,084	10.0485	to	14.4157	68,670,792	0.06	1.00	to	2.55		30.51	to	40.21	(y)
	December 31, 2002	4,469,212	7.2585	to	10.2435	42,832,704		1.00	to	2.25		(27.42)	to	1.30
	December 31, 2001	1,560,208	10.1641	to	12.1750	19,339,906	0.03	1.15	to	1.85		6.89	to	7.66

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued
		At December 31					For year ended December 31
							Investment
			Unit Fair Value				Income		Expense Ratio		Total Return
		Units	lowest to highest			Net Assets	Ratio*		lowest to highest**		lowest to highest***
SCM
	December 31, 2005	162,783	$12.7995	to	19.6517	$2,309,787	0.10%	1.15	to	2.35%	(3.04)	to	(1.85)%
	December 31, 2004	271,452	13.1607	to	20.0633	3,913,237	0.35	1.15	to	2.30	17.61	to	19.00	(y)
	December 31, 2003	201,242	11.1994	to	16.8941	2,371,760	2.09	1.15	to	2.30	49.38	to	51.13	(y)
	December 31, 2002 (e)	18,231	7.4631	to	7.4912	136,243	0.75	1.30	to	1.85	(25.37)	to	(25.09)

(e) For the period April 29, 2002 (commencement of operations) through December 31, 2002.

(y) As revised, to reflect an incorrect assumption in the calculation of the total return relating to the start date for new levels added to the sub-account during the period. See footnote ****

* Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

** Ratio represents the annualized contract expenses of the separate account. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expense of the underlying fund are excluded.

*** Represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

**** Amounts below reflect total return as previously reported.

	Total Return			Total Return
	lowest to highest			lowest to highest
	as previously reported			as previously reported
	for the period ended			for the period ended
	December 31, 2004			December 31, 2003

AG2	(4.20)	to	6.54%	22.62	to	34.98%
AG3				(0.64)	to	22.48
AI7				19.18	to	38.45
AI8	21.10	to	48.04	3.21	to	27.34
AI9				(12.65)	to	27.99
SGI	24.19	to	25.99	35.15	to	66.82
AL1				32.66	to	33.63
AN1	6.06	to	7.10	10.44	to	25.69
AN2				(14.49)	to	48.87
AN3				(2.87)	to	36.58
AN4	21.36	to	74.85	40.14	to	48.59
AN5	10.77	to	13.07	(8.28)	to	52.18
FL1	12.50	to	13.83	7.03	to	29.88
FL2				(10.68)	to	41.39
FL3	0.49	to	1.93	(21.21)	to	35.94
FTG	13.41	to	58.24	29.43	to	38.47
FTI	16.03	to	57.61	29.04	to	36.96
GS2	14.17	to	37.93
GS3				23.28	to	36.53
GS4	5.72	to	17.44
GS7	(2.09)	to	7.83	15.97	to	29.29
IV1	11.01	to	12.03	(6.63)	to	47.81
IV2	(10.49)	to	12.58	26.41	to	40.32
LA1				(0.18)	to	37.39
LA2				2.51	to	30.31
LA3	18.17	to	35.90	(10.40)	to	43.17
CAS				(45.99)	to	27.25
GSS	1.84	to	2.58
HYS				18.80	to	20.34
M1A				(11.72)	to	36.28

Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four,

Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive Sub-Accounts Included in Sun Life of C

Notes to Financial Statements - continued

(6) Financial Highlights - continued

		Total Return			Total Return
		lowest to highest			lowest to highest
		as previously reported			as previously reported
		for the period ended			for the period ended
		December 31, 2004			December 31, 2003

M1B				%	12.04	to	23.65%
MFC					18.48	to	26.50
MFD					19.50	to	33.68
MFE					5.51	to	48.75
MFF					22.18	to	35.13
MFJ	8.30	to	19.30		2.50	to	20.93
MFK					(0.42)	to	10.10
MFL					(9.23)	to	25.84
TRS	9.40	to	10.20		14.98	to	19.36
OP4	8.99	to	9.50		4.45	to	20.37
PHY	6.76	to	8.31		7.41	to	32.51
PMB	9.26	to	10.84		6.05	to	51.76
PRR					6.57	to	11.88
PTR					(0.47)	to	7.33
RX1					(28.93)	to	44.81
RX2					(31.85)	to	62.00
SC1	(1.79	) to	3.57		(2.03)	to	(0.46)
SC2	4.18	to	15.19		7.35	to	22.91
SC3	29.91	to	31.80		21.37	to	66.01
SC5					7.18	to	39.73
SC7	9.86	to	11.17		(5.76)	to	34.96
SCB	15.40	to	17.08		0.76	to	44.16
SCM	17.61	to	97.95		12.09	to	68.94

Report of Independent Registered Public Accounting Firm

To the Participants in Futurity, Futurity II, Futurity Focus, Futurity Accolade, Futurity Focus II, Futurity III, Futurity Select Four, Futurity Select Four Plus, Futurity Select Seven, Futurity Select Freedom and Futurity Select Incentive and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of condition of AIM V.I. Growth Series 2 Sub-Account, AIM V.I. Core Equity Series 2 Sub-Account, AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. Growth and Income Sub-Account, AIM V.I. International Equity Sub-Account, AIM V.I Value Sub-Account, AIM V.I. Capital Appreciation Series 2 Sub-Account, AIM V.I. International Growth Series 2 Sub-Account, AIM V.I. Premier Equity Series 2 Sub-Account, Arnhold and S. Bleichroader First Eagle SoGen Overseas Variable Sub-Account, Alger American Growth Sub-Account, Alger American Income and Growth Sub-Account, Alger American Small Capitalization Sub-Account, Alliance VP Premier Growth Sub-Account, Alliance VP Technology Sub-Account, Alliance VP Growth and Income Sub-Account, Alliance VP Worldwide Privatization Sub-Account, Alliance VP Quasar Sub-Account, Credit Suisse Institutional Emerging Markets Sub-Account, Credit Suisse Institutional International Equity Sub-Account, Credit Suisse Institutional Global Post-Venture Capital Sub-Account, Credit Suisse Institutional Small Company Growth Sub-Account, Fidelity VIP Contrafund Sub-Account, Fidelity VIP Overseas Sub-Account, Fidelity VIP Growth Sub-Account, Franklin Templeton VIP Growth Securities Class 2 Sub-Account, Franklin Templeton VIP Foreign Securities Class 2 Sub-Account, Goldman Sachs VIT CORE Small Cap Equity Sub-Account, Goldman Sachs VIT CORE U.S. Equity Sub-Account, Goldman Sachs VIT Growth and Income Sub-Account, Goldman Sachs VIT International Equity Sub-Account, Goldman Sachs VIT Capital Growth Sub-Account, INVESCO VIF Dynamics Sub-Account, INVESCO VIF Small Company Growth Sub-Account, J.P. Morgan Trust II U.S. Disciplined Equity Sub-Account, J.P. Morgan Trust II International Opportunities Sub-Account, J.P. Morgan Trust II Small Company Sub-Account, Lord Abbett Growth and Income Sub-Account, Lord Abbett Mid Cap Value Sub-Account, Lord Abbett International Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life Government Securities Sub-Account, MFS/Sun Life High Yield Sub-Account, MFS/Sun Life New Discovery S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock S Class Sub-Account, MFS/Sun Life High Yield S Class Sub-Account, MFS/Sun Life Capital Appreciation S Class Sub-Account, MFS/Sun Life Utilities S Class Sub-Account, MFS/Sun Life Emerging Growth S Class Sub-Account, MFS/Sun Life Total Return S Class Sub-Account, MFS/Sun Life Government Securities S Class Sub-Account, MFS/Sun Life Massachusetts Investors Trust S Class Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life New Discovery Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Utilities Sub-Account, OCC Accumulation Equity Sub-Account, OCC Accumulation Mid Cap Sub-Account, OCC Accumulation Small Cap Sub-Account, OCC Accumulation Managed Sub-Account, PIMCO VIT High Yield Sub-Account, PIMCO VIT Emerging Markets Bond Sub-Account, PIMCO VIT Real Return Sub-Account, PIMCO VIT Total Return Sub-Account, Rydex VT Nova Sub-Account, Rydex VT OTC Sub-Account, Salomon Brothers VS Capital Sub-Account, Salomon Brothers VS Investors Sub-Account, Salomon Brothers VS Strategic Bond Sub-Account, Salomon Brothers VS Total Return Sub-Account, Sun Capital Money Market Sub-Account, Sun Capital Investment Grade Bond Sub-Account, Sun Capital Real Estate Sub-Account, Sun Capital SC Blue Chip Mid Cap Sub-Account, Sun Capital SC Davis Venture Value Sub-Account, Sun Capital SC Value Small Cap Sub-Account, and Sun Capital SC Value All Cap Sub-Account of Sun Life of Canada (U.S.) Variable Account F (collectively the "Sub-Accounts"), as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Sub-Accounts management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Boston, Massachusetts

April 7, 2006

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS
(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information - Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

Audited:

		1.	Consolidated Statements of Income, Years Ended December 31, 2005, 2004 and 2003;
		2.	Consolidated Balance Sheets, December 31, 2005 and 2004,
		3.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2005, 2004 and 2003
		4.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2005, 2004 and 2003;
		5.	Consolidated Statements of Cash Flows, Years Ended December 31, 2005, 2004 and 2003;
		6.	Notes to Consolidated Financial Statements; and
		7.	Report of Independent Registered Public Accounting Firm.

	C.	Financial Statements of the Registrant (Part B)

		1.	Statement of Condition, December 31, 2005;
		2.	Statement of Operations, Year Ended December 31, 2005;
		3.	Statements of Changes in Net Assets, Years Ended December 31, 2005 and December 31, 2004;
		4.	Notes to Financial Statements; and
		5.	Report of Independent Registered Public Accounting Firm.
(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:
(1)

Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)

Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)

Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(ii)

Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(iii)

Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)

Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(4)(b)

Specimen Certificate to be issued in connection with Contract filed as Exhibit 4(a) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-74844, filed on December 10, 2001);

(4)(c)

Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(4)(d)	Specimen Secured Returns 2 Rider to Certificate filed as Exhibit (4)(b) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(e)

Specimen Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525, filed on May 14, 2004);

(4)(f)

Specimen Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 2, 2005);

(4)(g)

Specimen Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (4)(c) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 3, 2006);

(5)(a)

Specimen Application to be used with Contract filed as Exhibit 4(a) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(5)(b)

Specimen Application to be used with Certificate filed as Exhibit 4(b) and Contract filed as Exhibit 4(c) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed on February 14, 2002);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)(a)

Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 23, 1999);

(8)(b)

Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 23, 1999);

(8)(c)

Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed on May 28, 2004);

(8)(d)

Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed on February 3, 2000);

(8)(e)

Amended and Restated Participation Agreement dated December 18, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(f)

Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(g)

Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(h)

Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July 27, 2001);

(8)(i)

Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada (U.S.), Lord Abbett Series Fund, Inc. and Lord, Abbett & Co. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(j)	Form of Participation Agreement (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-74844, filed on December 10, 2001);

(8)(k)

Participation Agreement Among Liberty Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(l)

Participation Agreement Among SteinRoe Variable Investment Trust, Liberty Funds Distributor, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(m)

Participation Agreement Among Wanger Advisors Funds, Wanger Asset Management LP and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-114126, filed on April 1, 2004);

(8)(n)

Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002);

(8)(o)

Participation Agreement Among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(p)

Participation Agreement Among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(8)(q)

Participation Agreement dated February 15, 2005 among Nations Separate Account Trust, BACAP Distributors, LLC, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(r)

Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(s)

Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516, filed on April 26, 2005);

(9)	Opinion of Counsel (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4, File No. 333-74844, filed on December 10, 2001);

(10)(a)	Consent of Independent Registered Public Accounting Firm*;

(10)(b)	Representation of Counsel pursuant to Rule 485(b)*;

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 2005, filed on March 23, 2006);

(12)	Not Applicable;

(13)

Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 33-41628, filed on April 29, 1998);

(14)	Not Applicable;

(15)(a)	Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-74844, filed on April 11, 2006);

(15)(b)

Resolution of the Board of Directors of the depositor dated July 24, 2003, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on February 5, 2004);

(16)	Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83516, filed on April 11, 2006).

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address*	Positions and Offices With Depositor
C. James Prieur Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Chairman and Director
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director
Gary Corsi Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3380 Wellesley Hills, MA 02481	Director & Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3358 Wellesley Hills, MA 02481	Director & Vice President and General Counsel
Paul W. Derksen Sun Life Assurance Company of Canada 150 King Street West, SC 105D10 Toronto, Ontario Canada M5H 1J9	Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 4250 Wellesley Hills, MA 02481	Director & Vice President and General Manager, Annuities
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3376 Wellesley Hills, MA 02481	President and Director
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West, SC 106A35 Toronto, Ontario Canada M5H 1J9	Director
James M.A. Anderson Sun Life Assurance Company of Canada 150 King Street West, SC 104A25 Toronto, Ontario Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 3370 Wellesley Hills, MA 02481	Vice President and Chief Actuary
Ellen B. King Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park, SC 1335 Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park , SC 2163 Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83516, filed April 11, 2006.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of March 17, 2006, there were 5,976 qualified and 5,960 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, H and I, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, and D, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, and Total Return Variable Account.
Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Sarvary	President
Claude A. Accum	Director
Gary Corsi	Director
Mary M. Fay	Director
Ellen B. King	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Thomas Horack	Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer

*The principal business address of all directors and officers of the principal underwriter, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(b) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:
(a)

To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)

To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)

Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 26th day of April, 2006.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ ROBERT C. SALIPANTE*
Robert C. Salipante
President and Director
*By:	/s/ SANDRA M. DADALT
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.
SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	President and Director	April 26, 2006
Robert C. Salipante	(Principal Executive Officer)

/s/ Gary Corsi*	Vice President, Chief Financial Officer and	April 26, 2006
Gary Corsi	Treasurer and Director
(Principal Financial and Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	April 26, 2006
Sandra M. DaDalt	Donald A. Stewart, Director
C. James Prieur, Chairman and Director
Thomas A. Bogart, Director
Paul W. Derksen, Director
Scott M. Davis, Director and Vice President and General Counsel
Mary M. Fay, Director and Vice President and General Manager, Annuities

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herien by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 333-74844, filed on April 11, 2006.

EXHIBIT INDEX
(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)